                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14 A INFORMATION
                               (AMENDMENT NO. 1)
              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  [X]
Filed by a Party other than Registrant  [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement            [  ]        Confidential, for Use of
                                                       the Commission Only (as
                                                       permitted by Rule 14a-
                                                       6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TELE-COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

      (1) Tile of each class of securities to which transaction applied:


--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
      (5) Total fee paid:


--------------------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------
[  ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:


--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:     Schedule 14A


--------------------------------------------------------------------------------
      (3) Filing Party:   Tele-Communications, Inc.


--------------------------------------------------------------------------------

      (4) Date Filed:     January 28, 1997



--------------------------------------------------------------------------------

                           TELE-COMMUNICATIONS, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                                 (303) 267-5500

Dear Stockholder:                                                         , 1997


       You are cordially invited to attend a special meeting of stockholders of Tele-Communications, Inc. (the "Company" or "TCI"), which will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado, on March 10, 1997 starting at 10:00 a.m., local time. A notice of the special meeting, a proxy card and a Proxy Statement containing important information about the matters to be acted upon at the special meeting are enclosed.



       At the special meeting, you will be asked to consider and vote upon a proposal (the "Telephony Group Stock Proposal"), which would authorize two new series of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), and a corresponding increase in the total number of authorized shares
of Common Stock.   The two new series would be designated Tele-Communications,
Inc. Series A Telephony Group Common Stock ("Series A Telephony Group Common Stock") and Tele-Communications, Inc. Series B Telephony Group Common Stock ("Series B Telephony Group Common Stock" and, together with the Series A Telephony Group Common Stock, the "Telephony Group Common Stock"). A total of 750 million shares of Series A Telephony Group Common Stock and 75 million shares of Series B Telephony Group Common Stock would be authorized.



       The Telephony Group Common Stock if issued, will be intended to reflect the separate performance of the Telephony Group, which will initially consist of TCI's principal investments in the domestic wireless and wireline telephony businesses (the "Telephony Business"). These investments consist primarily of the Company's investment in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide using the "Sprint" brand (the "PCS Ventures"), and the Company's investment in Teleport Communications Group Inc., a Delaware corporation ("TCG"). The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, the "Sprint PCS Partnerships"), and PhillieCo, L.P. ("PhillieCo"). The partners of each of the Sprint PCS Partnerships are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation, Cox Communications, Inc. ("Cox") and the Company. The partners of PhillieCo are subsidiaries of Sprint, Cox and TCI. The Company has a 30% interest as a partner in each of the Sprint PCS Partnerships and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in the outstanding common stock of TCG. (The TCG Class A common stock is quoted on the Nasdaq National Market under the symbol "TCGI".) The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. Each of the foregoing investments is owned directly or indirectly by TCI Telephony Services, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of the Company ("TTS-Delaware"). All assets and liabilities of TTS-Delaware and its subsidiaries (collectively, "TCI Telephony") will be attributed to the Telephony Group.



       Beyond its current investments, TCI Telephony has the right, but not the obligation, to acquire TCI's developmental stage cable telephony business, which provides wireline residential telephony services (i.e., conventional telephone service or "POTS" and related services) via TCI's cable plant to residential and small business customers in certain of the geographic areas served by TCI's cable television systems (the "ResTel Business"). The right to acquire the ResTel Business may be exercised by TCI Telephony in whole or in part (by geographic area) and at any time or from time to time, as applicable, provided that TCI Telephony is at the time of exercise a subsidiary of TCI and TCI is then conducting such business. The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined by the Board of Directors and, when determined, may not be the price or arrangements that either TCI Telephony or the TCI Group could have obtained in an arm's-length transaction. TCI Telephony is currently in the process of studying the customer acceptance and economic attractiveness of the ResTel Business.



       TCI Telephony also has the right to acquire TCI's interests in the business, currently being conducted by TCI's indirect subsidiary, Western Tele-Communications, Inc., of providing long-distance transport of video, voice and data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States. Such right may be exercised at any time, provided that TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business, at a price based on the fair market value of such business (as determined by the Board of Directors of the Company).



       Currently the Company has four series of Common Stock authorized: (i) Tele-Communications, Inc. Series A TCI Group Common Stock (the "Series A TCI Group Common Stock"), (ii) Tele-Communications, Inc. Series B TCI Group Common Stock (the "Series B TCI Group Common Stock" and, together with the Series A TCI Group Common Stock, the "TCI Group Common Stock"), (iii) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Series A Liberty Media Group Common Stock"); and (iv) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Group Common Stock, the "Liberty Media Group Common Stock"). The TCI Group Common Stock presently is intended to reflect the separate performance of the TCI Group, which is comprised of the Company's domestic cable and telephony distribution and communications businesses, international cable, telephony and programming businesses, technology/venture capital businesses, and any other businesses and assets not included in the Liberty Media Group. The investments attributed to the Telephony Group are currently included in the TCI Group. The Liberty Media Group Common Stock is intended to reflect the separate performance of the Liberty Media Group, which is presently comprised of the Company's businesses, and investments in entities, that are engaged in the production, acquisition and distribution through all available formats and media of branded entertainment, educational and informational programming and software, including multimedia products, and its investments in entities engaged in electronic retailing, direct marketing, advertising sales relating to programming services, infomercials and transaction processing, and the operation of UHF television stations.



       Upon effectiveness of the Telephony Group Stock Proposal, the investments attributed to the Telephony Group will no longer be included in the TCI Group; however, until shares of Telephony Group Common Stock are issued, the TCI Group Common Stock will continue to be intended to reflect all of the common stockholders' equity value of the Company attributable to the Telephony Group, in addition to the separate performance of the Company's domestic cable and telephony distribution and communications businesses (other than the investments attributed to the Telephony Group), international cable, telephony and programming businesses, technology/venture capital businesses, and any other businesses and assets of the Company not attributed to either the Liberty Media Group or the Telephony Group. As shares of Telephony Group Common Stock are issued and sold or distributed, the percentage of the common stockholders' equity value of the Company attributable to the Telephony Group that is or is intended to be reflected in the TCI Group Common Stock will be reduced accordingly. The composition of the Liberty Media Group will not be affected by the Telephony Group Stock Proposal.

       The Telephony Group Stock Proposal is intended to provide the Company greater flexibility with regard to raising capital and making acquisitions and investments, including strategic partnering transactions, with equity securities specifically related to the Telephony Group. The Board of Directors believes that the Telephony Group Stock Proposal and the issuance of Telephony Group Common Stock will result in greater market recognition of the value of the Telephony Group, thereby enhancing stockholder value over the long term, while at the same time enabling the Company's businesses to preserve the benefits of being part of a consolidated enterprise. The Telephony Group Stock Proposal would also provide security holders with the opportunity to invest in separate securities intended specifically to reflect the Telephony Group and would enable the Company to more effectively tailor employee benefits plans to provide incentives to the employees in the Telephony Group.

       Following approval by stockholders of the Telephony Group Stock Proposal, but subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Common Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes.
The timing and size of any such public offering and the price at which such shares would be sold will be determined by the Board of Directors, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


       Following such public offering, additional authorized shares of Telephony Group Common Stock may be issued at the discretion of the Board of Directors in one or more public offerings, as consideration for acquisitions or investments, to employees of the Company pursuant to employee benefit plans or otherwise as compensation, as a distribution to holders of TCI Group Common Stock, or for any other proper corporate purpose. Such additional authorized shares of Telephony Group Common Stock may be issued in the form of shares of Series A Telephony Group Common Stock and/or Series B Telephony Group Common Stock (subject to their being a sufficient number of authorized and unissued shares of the applicable series of Telephony Group Common Stock). The proceeds of any future issuance of shares of Telephony Group Common Stock may be allocated either to the TCI Group (in which case the percentage of the common stockholders' equity value of the Company attributable to the Telephony Group that is, or is intended to be, reflected in the TCI Group Common Stock will be reduced accordingly) or to the Telephony Group (in which case the percentage of the common stockholders equity value of the Company attributable to the Telephony Group that is represented by the outstanding shares of Telephony Group Common Stock will increase accordingly). The Company does not currently intend to distribute shares of Telephony Group Common Stock to holders of TCI Group Common Stock. Annex IV to the accompanying Proxy Statement contains illustrations of certain effects of the issuance of Telephony Group Common Stock.


       IT IS IMPORTANT TO NOTE THAT HOLDERS OF TCI GROUP COMMON STOCK, LIBERTY MEDIA GROUP COMMON STOCK AND TELEPHONY GROUP COMMON STOCK WHEN ISSUED WILL BE COMMON STOCKHOLDERS OF THE COMPANY AND WILL BE SUBJECT TO RISKS ASSOCIATED WITH AN INVESTMENT IN THE COMPANY AND ALL OF ITS BUSINESSES, ASSETS AND LIABILITIES. THE COMPANY CAN PROVIDE NO ASSURANCE AS TO THE DEGREE TO WHICH THE MARKET PRICE OF THE TELEPHONY GROUP COMMON STOCK WILL REFLECT THE SEPARATE PERFORMANCE OF THE TELEPHONY GROUP OR AS TO THE IMPACT OF THE PROPOSAL ON THE MARKET PRICE OF THE TCI GROUP COMMON STOCK OR THE LIBERTY MEDIA GROUP COMMON STOCK. IN ADDITION, IMPLEMENTATION OF THE TELEPHONY GROUP STOCK PROPOSAL WILL MAKE THE CAPITAL STRUCTURE OF THE COMPANY MORE COMPLEX AND MAY GIVE RISE TO OCCASIONS WHEN THE INTERESTS OF THE HOLDERS OF THE SEPARATE SERIES OF COMMON STOCK MAY DIVERGE OR APPEAR TO DIVERGE.

       THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TELEPHONY GROUP STOCK PROPOSAL, BELIEVES THE ADOPTION OF THE PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

       Whether or not you are personally able to attend the special meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you wish to attend the special meeting and vote personally.

                                                  Sincerely yours,




                                                  John C. Malone
                                                  Chairman of the Board

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS . . . . . . . . . . . . . . . . . .  i

PROXY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

THE SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
   Time and Place; Purposes   . . . . . . . . . . . . . . . . . . . . . . . .  1
   Voting Rights; Votes Required for Approval   . . . . . . . . . . . . . . .  2
   Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   No Appraisal Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  . . . . . . .  3

THE TELEPHONY GROUP STOCK PROPOSAL  . . . . . . . . . . . . . . . . . . . . . 17
   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   The Telephony Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   Issuance of Telephony Group Common Stock   . . . . . . . . . . . . . . . . 19
   Background and Reasons for the Telephony Group Stock Proposal  . . . . . . 20
   Recommendation of the Board of Directors   . . . . . . . . . . . . . . . . 22
   Summary Description of Telephony Group Stock Proposal  . . . . . . . . . . 22
   Factors to be Considered   . . . . . . . . . . . . . . . . . . . . . . . . 27
   Management and Allocation Policies   . . . . . . . . . . . . . . . . . . . 34
   Description of Telephony Group Common Stock and Effects on Existing
                 Common Stock   . . . . . . . . . . . . . . . . . . . . . . . 37

   Inter-Group Interest in the Telephony Group  . . . . . . . . . . . . . . . 52
   Dividend Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
   Stock Transfer Agent and Registrar   . . . . . . . . . . . . . . . . . . . 55
   Inclusion in Nasdaq National Market  . . . . . . . . . . . . . . . . . . . 55
   Certain  Federal Income Tax Considerations   . . . . . . . . . . . . . . . 56
   Existing Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . 58
   Anti-Takeover Considerations   . . . . . . . . . . . . . . . . . . . . . . 60

INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

INCORPORATION BY REFERENCE  . . . . . . . . . . . . . . . . . . . . . . . . . 63

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . 64

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64

ANNEX I--Index of Certain Defined Terms . . . . . . . . . . . . . . . . . .  I-1
ANNEX II--Proposed Amendments to the Restated Certificate of
   Incorporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
ANNEX III--Description of Telephony Group . . . . . . . . . . . . . . . .  III-1
ANNEX IV--Illustration of Certain Terms   . . . . . . . . . . . . . . . . . IV-1
ANNEX V--Financial Information  . . . . . . . . . . . . . . . . . . . . . .  V-1
   Index  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  V-1
   Selected Historical and Pro Forma Financial Data . . . . . . . . . . . .  V-3
   Condensed Pro Forma Combined Financial Statements  . . . . . . . . . . .  V-9
   Tele-Communications, Inc.  . . . . . . . . . . . . . . . . . . . . . . . V-28
   Telephony Group  . . . . . . . . . . . . . . . . . . . . . . . . . . .  V-131
   TCI Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  V-186

                           TELE-COMMUNICATIONS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 10, 1997


         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (including any adjournment or postponement thereof, the "Special Meeting") of Tele-Communications, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado, starting at 10:00 a.m., local time, on Monday, March 10, 1997, for the following purposes:



                 1. To consider and vote upon a proposal (the "Telephony Group Stock Proposal") to adopt amendments to the Company's Restated Certificate of Incorporation which would (a) authorize two new series of the Company's Common Stock, par value $1.00 per share, to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and (c) change certain of the rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock (the "Series A TCI Group Common Stock") and the Tele-Communications, Inc. Series B TCI Group Common Stock (the "Series B TCI Group Common Stock" and, together with the Series A TCI Group Common Stock, the "TCI Group Common Stock"), the Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Series A Liberty Media Group Common Stock") and the Tele- Communications, Inc. Series B Liberty Media Group Common Stock (the "Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Group Common Stock, the "Liberty Media Group Common Stock"), and the qualifications, limitations or restrictions thereof, in order to implement the Telephony Group Stock Proposal and to reflect the authorization of the Telephony Group Common Stock.


                 2. To transact such other business as may properly come before the Special Meeting.


         Holders of record of the Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock and Convertible Preferred Stock, Series C, par value $.01 per share (the "Series C Preferred Stock"), at the close of business on February 4, 1997, the record date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting.



         Holders of record of the Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock and Series C Preferred Stock at the close of business on the record date will be entitled to vote together as a single class on the Telephony Group Stock Proposal. In addition, holders of record of the Series A TCI Group Common Stock and Series B TCI Group Common Stock, and holders of record of the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, will each be entitled to vote as a separate class on
the Telephony Group Stock Proposal.   Accordingly, the vote of a holder of
record on the record date of shares of, for example, TCI Group Common Stock will count for both the single class vote of the TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock, and for the separate class vote of the TCI Group Common Stock. The vote of a holder of record on the record date of shares of Series C Preferred Stock will only count for the single class vote of the TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock.



         Each holder of record as of the record date of (i) shares of Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock is entitled to cast one vote per share of such series held, (ii) the Series B TCI Group Common Stock and the Series B Liberty Media Group Common Stock is entitled to cast ten votes per share of such series held, and (iii) the Series C Preferred Stock is entitled to cast 153 votes per share of such series held, on each matter on which holders of shares of such class or series are entitled to vote at the Special Meeting. In the single class vote, the affirmative vote (in person or by proxy) of at least 66 2/3% of the combined voting power of the shares of TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock outstanding on the record date is required to approve the Telephony Group Stock Proposal. In the separate class votes, the affirmative vote (in person or by proxy) of a majority of the combined voting power of the shares of TCI Group Common Stock or Liberty Media Group Common Stock, as applicable, outstanding on the record date is required to approve the Telephony Group Stock Proposal.


         To assure that your interests will be represented at the Special Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Special Meeting and vote personally.



                                          By Order of the Board of Directors

                                          Stephen M. Brett
                                          Secretary
Englewood, Colorado
                , 1997

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

                           TELE-COMMUNICATIONS, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO  80111


                             ----------------------

                                PROXY STATEMENT

                             ----------------------

                      FOR SPECIAL MEETING OF STOCKHOLDERS


         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Tele-Communications, Inc., a Delaware corporation (the "Company" or "TCI") of proxies for use at a special meeting of the stockholders of the Company, or at any adjournment or postponement thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Meeting. Proxies are being solicited from the holders of the following securities of the Company: (i) Tele-Communications, Inc. Series A TCI Group Common Stock (the "Series A TCI Group Common Stock"), (ii) Tele-Communications, Inc. Series B TCI Group Common Stock (the "Series B TCI Group Common Stock" and, together with the Series A TCI Group Common Stock, the "TCI Group Common Stock"), (iii) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Series A Liberty Media Group Common Stock"), (iv) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Group Common Stock, the "Liberty Media Group Common Stock"), and (v) Convertible Preferred Stock, Series C, par value $.01 per share (the "Series C Preferred Stock").


                              THE SPECIAL MEETING

TIME AND PLACE; PURPOSES


         The Special Meeting will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado, on Monday, March 10, 1997, starting at 10:00 a.m. local time. At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon (a) a proposal (the "Telephony Group Stock Proposal") which would (i) authorize two new series of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock (the "Series A Telephony Group Common Stock") and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (the "Series B Telephony Group Common Stock" and, together with the Series A Telephony Group Common Stock, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (ii) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and (iii) change certain of the rights and powers of the TCI Group Common Stock and the Liberty Media Group Common Stock, and the qualifications, limitations or restrictions thereof, in order to implement the Telephony Group Stock Proposal and to reflect the authorization of the Telephony Group Common Stock, and (b) such other business as may properly come before the Special Meeting.



         The Telephony Group Common Stock, if issued, would be intended to reflect the separate performance of the Telephony Group, which would initially consist of the Company's investments in certain entities engaged in the domestic wireline and wireless telephony businesses. See "THE TELEPHONY GROUP STOCK PROPOSAL--The Telephony Group" and Annex III--Description of Telephony Group.


         This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about
___________________, 1997.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board of Directors has fixed the close of business on February 4, 1997 (the "Record Date") as the date for the determination of holders of shares of the TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock entitled to notice of and to vote at the Special Meeting. Only holders of record of such shares at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting.


         Holders of record of Common Stock and holders of record of Series C Preferred Stock at the close of business on the Record Date will be entitled to vote together as a single class on the Telephony Group Stock Proposal. In addition, holders of record of the TCI Group Common Stock and holders of record of the Liberty Media Group Common Stock will each be entitled to vote as a separate class on the Telephony Group Stock Proposal. Accordingly, if, for example, you were a record holder of shares of TCI Group Common Stock on the Record Date, your vote of such shares will count for both the single class vote of the Common Stock and Series C Preferred Stock, and for the separate class vote of the TCI Group Common Stock. If you were a record holder of Series C Preferred Stock on the Record Date, your vote of such shares will only count for the single class vote of the Common Stock and Series C Preferred Stock.


         At the close of business on the Record Date, there were: (i) ___________ shares of Series A TCI Group Common Stock outstanding and entitled to vote at the Special Meeting, (ii) _________ shares of Series B TCI Group Common Stock outstanding and entitled to vote at the Special Meeting, (iii) __________ shares of Series A Liberty Media Group Common Stock outstanding and entitled to vote at the Special Meeting, (iv) _____ shares of Series B Liberty Media Group Common Stock outstanding and entitled to vote at the Special Meeting, and (v) __ _______ shares of Series C Preferred Stock outstanding and entitled to vote at the Special Meeting. Each holder of record as of the Record Date of: (i) the Series A TCI Group Common Stock and the Series A Liberty Media Group Common Stock is entitled to cast one vote per share of such series held, (ii) the Series B TCI Group Common Stock and the Series B Liberty Media Group Common Stock is entitled to cast ten votes per share of such series held, and (iii) the Series C Preferred Stock is entitled to cast 153 votes per share of such series held, on each matter on which holders of shares of such class or series are entitled to vote at the Special Meeting.


         The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote, in person or by proxy, of (i) holders of record of at least 66 2/3% of the combined voting power of the shares of TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock outstanding on the Record Date, voting together as a single class, (ii) holders of record of a majority of the combined voting power of the shares of TCI Group Common Stock outstanding on the Record Date, voting as a separate class and (iii) holders of record of a majority of the combined voting power of the shares of Liberty Media Group Common Stock outstanding on the Record Date, voting as a separate class, is required to approve the Telephony Group Stock Proposal. The shares of TCI Group Common Stock outstanding on the Record Date represented an aggregate of _____ votes; the shares of Liberty Media Group Common Stock outstanding on the Record Date represented an aggregate of _____ votes; and the shares of Series C Preferred Stock outstanding on the Record Date represented an aggregate of _____ votes. For a quorum, shares representing ____ votes in the aggregate will be required to be present at the meeting in person or by proxy. For the Telephony Group Stock Proposal to be approved, the Company needs (i) ____ affirmative votes in the aggregate by holders of shares of Common Stock and Series C Preferred Stock entitled to vote (voting together),
(ii) ___ affirmative votes by the holders of shares of TCI Group Common Stock entitled to vote and (iii) _____ affirmative votes by the holders of shares of Liberty Media Group Common Stock entitled to vote.



PROXIES

         All shares of the TCI Group Common Stock, Liberty Media Group Common Stock and Series C Preferred Stock represented by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Telephony Group Stock Proposal. So far as the Company's Board of Directors is aware, the Telephony Group Stock Proposal is the only matter to be acted upon at the Special Meeting. As to any other matter which may properly come before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Special Meeting, will not be voted and, therefore, will have the same effect as a vote cast against the matter to which such instruction is indicated. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the Special Meeting and will be deemed shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of shares represented and entitled to vote on such matter.

         A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

NO APPRAISAL RIGHTS

         Under applicable Delaware law, holders of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Series C Preferred Stock do not have appraisal rights in connection with the Telephony Group Stock Proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


    The following table sets forth, as of October 31, 1996, information with respect to the ownership of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock, par value $.01 per share, of the Company ( "Class B Preferred Stock"), Series C Preferred Stock, Redeemable Convertible TCI Group Preferred Stock, Series G, par value $.01 per share, of the Company ("Series G Preferred Stock") and Redeemable Convertible Liberty Media Group Preferred Stock, Series H, par value $.01 per share, of the Company ("Series H Preferred Stock"), by each person known to the Company to own beneficially more than 5% of any such class or series outstanding on that date. Subsequent to October 31, 1996 and prior to the Record Date, the Company paid a dividend of one share of Series A Liberty Media Group Common Stock for each two shares of Series A Liberty Media Group Common Stock held and one share of Series A Liberty Media Group Common Stock for each two shares of Series B Liberty Media Group Common Stock held (the "Liberty Stock Distribution"). The numbers of shares (and corresponding percentages of series) of the Series A Liberty Media Group Common Stock in the following table and in the footnotes to the table have not been adjusted for the Liberty Stock Distribution. Shares issuable upon exercise of options or conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage of ownership and overall voting power of persons beneficially owning such options or convertible securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors and, therefore, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are included in the calculation notwithstanding the fact that the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock do not generally vote with respect to matters submitted to a vote of stockholders. The number of shares indicated as owned by Dr. Malone include interests in shares held by the trustee of TCI's Employee Stock Purchase Plan ("ESPP"). So far as is known to TCI, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table and except for the shares held by the trustee of the ESPP for the benefit of Dr. Malone, which shares are voted at the discretion of the trustee.




                                                            Amount and Nature of    Percent
                                   Name and Address              Beneficial           of      Voting
       Title of Class             of Beneficial Owner             Ownership         Class (1)  Power(1)
 --------------------------      ---------------------     ----------------------- ---------  --------
 TCI Group Common Stock       John C. Malone, Chairman
      Series A                of the Board, President         2,172,366   (2)          *
      Series B                and a Director                 25,332,083   (3)(4)    29.9%    17.7%
                              5619 DTC Parkway
                              Englewood, Colorado

 Liberty Media Group
 Common Stock
      Series A                                                  542,983   (2)          *
      Series B                                                6,360,520   (3)(4)    30.0%

 Preferred Stock
      Class B                                                   306,000   (3)       18.9%
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --

                                                            Amount and Nature of    Percent
                                   Name and Address              Beneficial           of      Voting
       Title of Class             of Beneficial Owner             Ownership         Class (1)  Power(1)
 --------------------------      ---------------------     ----------------------- ---------  --------
 TCI Group Common Stock       Kearns-Tribune
      Series A                Corporation                     8,792,514              1.5%     6.9%
      Series B                400 Tribune Building            9,112,500   (4)       10.8%
                              Salt Lake City, Utah

 Liberty Media Group
 Common Stock
      Series A                                                2,198,128              1.5%
      Series B                                                2,278,125   (4)       10.8%

 Preferred Stock
      Class B                                                    67,536              4.2%
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --



 TCI Group Common Stock       The Associated Group,
      Series A                Inc.                           12,479,976              2.2%     5.8%
      Series B                200 Gateway Towers              7,071,852   (5)        8.4%
                              Pittsburgh, Pennsylvania

 Liberty Media Group
 Common Stock
      Series A                                                3,119,993              2.2%
      Series B                                                1,767,963   (5)        8.3%

 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --



 TCI Group Common Stock       Kim Magness (individually
      Series A                and as Personal                 2,155,332   (6)          *      4.9%
      Series B                Representative to the           6,864,212   (6)        8.1%
                              Estate of Betsy Magness)
                              Director
                              5619 DTC Parkway
                              Englewood, Colorado

 Liberty Media Group
 Common Stock
      Series A                                                  538,833   (6)          *
      Series B                                                1,716,053   (6)        8.1%

 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --

                                                            Amount and Nature of    Percent
                                   Name and Address              Beneficial           of      Voting
       Title of Class             of Beneficial Owner             Ownership         Class (1)  Power(1)
 --------------------------      ---------------------     ----------------------- ---------  --------
 TCI Group Common Stock       The Equitable Companies
      Series A                 Incorporated                  41,193,448   (7)        7.1%     3.1%
      Series B                787 Seventh Avenue                     --               --
                              New York, New York; and
                              The Mutuelles AXA and AXA
 Liberty Media Group          101-100 Terrasse
 Common Stock                 Boieldieu
      Series A                92042 Paris La Defense         14,685,004   (8)       10.1%

      Series B                France                                 --               --


 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --


 TCI Group Common Stock       The Capital Group
      Series A                 Companies Inc.                39,546,870   (9)        6.8%     2.9%
      Series B                333 South Hope Street                  --               --
                              Los Angeles, California

 Liberty Media
 Group Common Stock
      Series A                                               13,037,740   (10)       9.0%
      Series B                                                       --               --

 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --


 TCI Group Common Stock       Bill Daniels
      Series A                c/o Daniels & Associates              259                *       *
      Series B                3200 Cherry Creek Drive                --               --
                              South
                              Denver, Colorado

 Liberty Media Group
 Common Stock
      Series A                                                       64                *
      Series B                                                       --               --


 Preferred Stock
      Class B                                                        --               --
      Series C                                                   70,575              100%
      Series G                                                       --               --
      Series H                                                       --               --

                                                            Amount and Nature of    Percent
                                   Name and Address              Beneficial           of      Voting
       Title of Class             of Beneficial Owner             Ownership         Class (1)  Power
 --------------------------      ---------------------     ----------------------- ---------  --------
 TCI Group Common Stock       Lawrence Flinn, Jr.             1,102,344                *        *
      Series A                209 Taconic Road                   24,000                *
      Series B                Greenwich, Connecticut

 Liberty Media Group
 Common Stock
      Series A                                                  275,611                *
      Series B                                                    6,000                *

 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                6,186,647             92.4%
      Series H                                                6,186,647             92.4%



 TCI Group Common Stock       Donne F. Fisher
      Series A                (individually and as Co-        4,111,817   (11)(12)     *     21.7%
      Series B                Personal Representative        31,034,936   (4)(11)   36.7%
                              to the Estate of Bob
                              Magness)

 Liberty Media Group          Director
 Common Stock                 5619 DTC Parkway
      Series A                Englewood, Colorado             1,029,838   (11)(12)     *
      Series B                                                7,758,734   (4)(11)   36.6%

 Preferred Stock
      Class B                                                   129,299   (11)       8.0%
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --



 TCI Group Common Stock       Daniel L. Ritchie
      Series A                (as Co-Personal                 3,524,315   (11)         *     21.6%
      Series B                Representative to the          30,785,864   (11)      36.4%
                              Estate of Bob Magness)
                              2199 South University
                              Denver, Colorado

 Liberty Media Group
 Common Stock
      Series A                                                  880,714   (11)         *
      Series B                                                7,696,466   (11)      36.3%

 Preferred Stock
      Class B                                                   125,000   (11)       7.7%
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --

                                                            Amount and Nature of    Percent
                                   Name and Address              Beneficial           of      Voting
       Title of Class             of Beneficial Owner             Ownership         Class (1)  Power(1)
 --------------------------      ---------------------     ----------------------- ---------  --------
 TCI Group Common Stock       J.P. Morgan & Co., Inc.
      Series A                60 Wall Street                 31,322,458   (13)       5.4%     1.8%
      Series B                New York, New York                     --               --

 Liberty Media Group

 Common Stock
      Series A                                                  714,220   (13)         *
      Series B                                                       --               --

 Preferred Stock
      Class B                                                        --               --
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --



 TCI Group Common Stock       Salomon Inc
      Series A                Seven World Trade Center               --               --        *
      Series B                New York, New York                     --               --

 Liberty Media Group
 Common Stock
      Series A                                                       --               --
      Series B                                                       --               --

 Preferred Stock
      Class B                                                   150,142   (14)       9.3%
      Series C                                                       --               --
      Series G                                                       --               --
      Series H                                                       --               --

-----------------------
*      Less than one percent.

(1) Based on 579,395,742 shares of Series A TCI Group Common Stock (after elimination of shares held by subsidiaries of the Company), 84,663,501 shares of Series B TCI Group Common Stock, 144,815,842 shares of Series A Liberty Media Group Common Stock, 21,191,669 shares of Series B Liberty Media Group Common Stock, 1,620,026 shares of Class B Preferred Stock, 70,575 shares of Series C Preferred Stock, 6,695,527 shares of Series G Preferred Stock and 6,695,527 shares of Series H Preferred Stock outstanding on October 31, 1996.

(2) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 600,000 and 150,000 shares of Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock, respectively, are exercisable as of October 31, 1996. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 200,000 shares of Series A TCI Group Common Stock and 50,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.

(3) Includes 1,173,000 shares of Series B TCI Group Common Stock, 293,250 shares of Series B Liberty Media Group Common Stock and 6,900 shares of Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, but Dr. Malone has disclaimed any beneficial ownership of such shares.

(4) Mr. Bob Magness, prior to his death, and Kearns-Tribune Corporation ("Kearns"), pursuant to a letter agreement, dated June 17, 1988, each agreed with Dr. Malone that prior to making a disposition of a significant portion of their respective holdings of Series B TCI Group Common Stock or Series B Liberty Media Group Common Stock, he or it would first offer Dr. Malone the opportunity to purchase such shares.

(5) The number of shares in the table is based upon a Schedule 13D, dated May 24, 1996, filed by The Associated Group, Inc. which reflects that said corporation has shared voting and dispositive power over 7,071,852 shares of Series B TCI Group Common Stock and 1,767,963 shares of Series B Liberty Media Group Common Stock.


(6) Includes 2,105,332 shares of Series A TCI Group Common Stock, 6,346,212 shares of Series B TCI Group Common Stock, 526,333 shares of Series A Liberty Media Group Common Stock and 1,586,553 Series B Liberty Media Group held by the Estate of Betsy Magness. Mr. Magness is deemed to have beneficial ownership over such shares as Personal Representative to the Estate of Betsy Magness. Also, assumes the exercise in full of stock options granted in November of 1994 to Kim Magness to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. Options to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.



(7) The number of shares in the table is based upon a Schedule 13G, dated February 9, 1996, filed by The Equitable Companies Incorporated which
       Schedule 13G indicates that such corporation has sole voting power over 30,729,443 shares and shared voting power over 1,002,725 shares of Series A TCI Group Common Stock. No information is given with respect to voting power over the remaining shares.



(8) The number of shares in the table is based upon a Schedule 13G, dated January 9, 1996, filed by The Equitable Companies Incorporated which
       Schedule 13G indicates that said corporation has sole voting power over 11,219,798 shares and shared voting power over 273,681 shares of Series A Liberty Media Group Common Stock. No information is given with respect to voting power over the remaining shares.



(9) Certain operating subsidiaries of The Capital Group Companies, Inc. exercised investment discretion over various institutional accounts which held as of December 29, 1995, 39,546,870 shares of Series A TCI Group Common Stock. Capital Guardian Trust Company, a bank, and one of such operating companies, exercised investment discretion over 3,636,820 of said shares. Capital Research and Management Company, a registered investment advisor, and Capital International Limited and Capital International, S.A., other operating subsidiaries, had investment discretion with respect to 35,565,750, 137,770 and 206,510 shares, respectively, of the above shares. The information set forth above is based upon a Schedule 13G, dated February 9, 1996, filed by The Capital Group Companies, Inc.



(10) Certain operating subsidiaries of The Capital Group Companies, Inc. exercised investment discretion over various institutional accounts which held as of December 29, 1995, 13,037,740 shares of Series A Liberty Media Group Common Stock. Capital Guardian Trust Company, a bank, and one of such operating companies, exercised investment discretion over 3,123,430 of said shares. Capital Research and Management Company, a registered investment advisor, and Capital International Limited and Capital International, S.A., other operating subsidiaries, had investment discretion with respect to 9,825,430, 34,440 and 54,420 shares, respectively, of the above shares. The information set forth above is based upon a Schedule 13G, dated February 9, 1996, filed by The Capital Group Companies, Inc.


(11) Includes 3,524,315 shares of Series A TCI Group Common Stock, 30,785,864 shares of Series B TCI Group Common Stock, 880,714 shares of Series A Liberty Media Group Common Stock, 7,696,466 shares of Series B Liberty Media Group Common Stock and 125,000 shares of Class B Preferred Stock held by the Estate of Bob Magness. Messrs. Fisher and Ritchie are each deemed to have beneficial ownership over such shares as Co-Personal Representatives to the Estate of Bob Magness. Included in such beneficial ownership is the assumed exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to Bob Magness to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Media Group Common Stock. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to Bob Magness to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Media Group Common Stock. All options became fully vested upon the death of Bob Magness and, pursuant to the stock incentive plan, must be exercised within one year.


(12) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of Series A TCI Group Common Stock and 50,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 40,000 shares of Series A TCI Group Common Stock and 10,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally assumes the exercise of stock options granted in January of 1996 to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. None of these stock options are exercisable as of October 31, 1996.



(13) The number of shares in the table is based upon Form 13F for the quarter ended September 30, 1996, filed by J.P. Morgan & Co. Incorporated, which reflects that said corporation has sole voting power over 19,594,984 shares and shared voting power over 403,438 shares of Series A TCI Group Common Stock.



(14) The number of shares in the table is based upon a Schedule 13G, dated July 31, 1996, filed by Salomon Inc. which reflects that said corporation has shared voting power over 150,142 shares of the Class B Preferred Stock.


SECURITY OWNERSHIP OF MANAGEMENT


       The following table sets forth, as of October 31, 1996, information with respect to the ownership of: (i) Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Class B Preferred Stock, Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock and (ii) the voting securities of Tele-Communications International, Inc., a majority owned subsidiary of the Company ("International"), which consist of Tele-Communications International, Inc. Series A Common Stock ("TINTA Series A Stock") and Tele-Communications International, Inc. Series B Common Stock ("TINTA Series B Stock"), by all directors and each of the named executive officers of TCI and by all executive officers and directors of TCI as a group. The numbers of shares (and corresponding percentages of series) of the Series A Liberty Media Group Common Stock in the following table and in the footnotes in the table have not been adjusted for the Liberty Stock Distribution. Shares issuable upon exercise of options or conversion of convertible securities and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors. The number of shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in the table include interests of the named directors or executive officers or of members of the group of directors and executive officers in shares held by the trustee of TCI's ESPP and shares held by the trustee of United Artists Entertainment Company's Employee Stock Ownership Plan for their respective accounts. So far as is known to TCI, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table and except for the shares held by the trustee of TCI's ESPP for the benefit of such person, which shares are voted at the discretion of the trustee.


                                                          Amount and                Percent
                                                           Nature of                  of              Voting
                                     Name of              Beneficial                 Class             Power
       Title of Class           Beneficial Owner           Ownership                 (1)(2)           (1)(2)
------------------------        -----------------      -----------------           -----------       ---------
 TCI Group Common Stock         John C. Malone
         Series A                                         2,172,366  (3)               *              17.7%
         Series B                                        25,332,083  (3)            29.9%


 Liberty Media Group
 Common Stock
         Series A                                           542,983  (3)               *
         Series B                                         6,360,520  (3)            30.0%

 Preferred Stock
         Class B                                            306,000   (3)           18.9%
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                        50,000   (16)             *                 *

 TINTA Series B Stock                                            --                   --



 TCI Group Common Stock         Donne F. Fisher
         Series A                                         4,111,817  (4)               *              21.7%
         Series B                                        31,034,936  (4)            36.7%

 Liberty Media Group
 Common Stock
         Series A                                         1,029,838  (4)               *
         Series B                                         7,758,734  (4)            36.6%

 Preferred Stock
         Class B                                            129,299  (4)             8.0%
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                       450,000                    *                 *

 TINTA Series B Stock                                            --                   --



 TCI Group Common Stock         John W. Gallivan
         Series A                                            52,124  (5)(15)           *                 *
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                            13,031  (5)(15)           *
         Series B                                                --                   --

 Preferred Stock
         Class B                                                 14  (15)              *
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                            --                   --                --


                                                          Amount and                Percent
                                                           Nature of                  of              Voting
                                     Name of              Beneficial                 Class             Power
       Title of Class           Beneficial Owner           Ownership                 (1)(2)           (1)(2)
------------------------        -----------------      -----------------           -----------       ---------
 TINTA Series B Stock                                            --                   --


 TCI Group Common Stock         Kim Magness
         Series A                                         2,155,332  (6)               *               4.9%
         Series B                                         6,864,212  (6)             8.1%

 Liberty Media Group
 Common Stock
         Series A                                           538,833  (6)               *
         Series B                                         1,716,053  (6)             8.1%
 Preferred Stock
         Class B                                                 --                   --
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                         2,000                    *                 *

 TINTA Series B Stock                                            --                   --


 TCI Group Common Stock         Jerome H. Kern
         Series A                                         2,050,000  (7)               *                 *
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                           512,500  (7)               *
         Series B                                                --                   --

 Preferred Stock
         Class B                                                 --                   --
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                        50,000  (17)              *                 *

 TINTA Series B Stock                                            --                   --


 TCI Group Common Stock         Tony Coelho
         Series A                                           152,800  (8)               *                 *
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                            12,700  (8)               *
         Series B                                                --                   --

 Preferred Stock
         Class B                                                 --                   --
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                         1,000                    *                 *


                                                          Amount and                Percent
                                                           Nature of                  of              Voting
                                     Name of              Beneficial                 Class             Power
       Title of Class           Beneficial Owner           Ownership                 (1)(2)           (1)(2)
------------------------        -----------------      -----------------           -----------       ---------
 TINTA Series B Stock                                            --                   --


 TCI Group Common Stock         Robert A. Naify
         Series A                                        23,688,860  (9)             3.9%              1.6%
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                         5,922,192  (9)             3.9%
         Series B                                                --                   --
 Preferred Stock
         Class B                                              1,000                    *
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                            --                   --                --

 TINTA Series B Stock                                            --                   --
 TCI Group Common Stock         J.C. Sparkman
         Series A                                           235,472  (10)              *                 *
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                            62,168  (10)              *
         Series B                                                --                   --

 Preferred Stock
         Class B                                                 --                   --
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --
 TINTA Series A Stock                                            --                   --                --

 TINTA Series B Stock                                            --                   --

 TCI Group Common Stock         Paul Gould
         Series A                                            77,330                    *                 *
         Series B                                           127,324                    *
 Liberty Media Group
 Common Stock
         Series A                                            47,832                    *
         Series B                                            24,081                    *

 Preferred Stock
         Class B                                             19,558                   1.2%
         Series C                                                --                    --
         Series G                                                --                    --
         Series H                                                --                    --

 TINTA Series A Stock                                       400,000  (11)              *                 *
 TINTA Series B Stock                                            --

 TCI Group Common Stock         Fred A. Vierra
         Series A                                           581,473  (12)              *                 *
         Series B                                                --                   --

 Liberty Media Group
 Common Stock
         Series A                                           141,260  (12)              *                 *
         Series B                                                --                   --
 Preferred Stock
         Class B                                                200                    *
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                       442,000  (13)              *                 *

 TINTA Series B Stock                                            --                   --


                                                          Amount and                Percent
                                                           Nature of                  of              Voting
                                     Name of              Beneficial                 Class             Power
       Title of Class           Beneficial Owner           Ownership                 (1)(2)           (1)(2)
------------------------        -----------------      -----------------           -----------       ---------
 TCI Group Common Stock         Brendan R.
         Series A               Clouston                  1,986,496  (14)              *                 *
         Series B                                               230                    *

 Liberty Media Group
 Common Stock
         Series A                                           221,623  (14)              *
         Series B                                                57                    *
 Preferred Stock
         Class B                                                 --                   --
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                            --                   --                --
 TINTA Series B Stock                                            --                   --



 TCI Group Common Stock         All directors
         Series A               and executive            41,153,690  (1)(3)(4)       6.7%             45.6%
                                officers as a                        (5)(6)(7)
                                group (16                            (8)(9)(10)
                                persons)                             (12)(14)
         Series B                                        63,364,131  (15)           74.8%
                                                                     (1)(3)(4)
                                                                     (6)
 Liberty Media Group
 Common Stock
         Series A                                        10,896,391  (1)(3)(4)       7.1%
                                                                     (5)(6)(7)
                                                                     (8)(9)(10)
                                                                     (12)(14)
         Series B                                        15,860,781  (15)           74.8%
                                                                     (1)(3)(4)
                                                                     (6)

 Preferred Stock
         Class B                                            459,277  (1)(4)         28.4%
         Series C                                                --                   --
         Series G                                                --                   --
         Series H                                                --                   --

 TINTA Series A Stock                                     1,503,200  (2)(11)         1.4%                *
                                                                     (13)(16)
                                                                     (18)(19)
 TINTA Series B Stock                                            --                   --




----------------------------------

*      Less than one percent.

(1) See note (1) to the table in "--Security Ownership of Certain Beneficial Owners."

(2) Based on 106,960,873 shares of TINTA Series A Stock and 11,700,000 shares of TINTA Series B Stock outstanding on October 31, 1996.

(3) See notes (2), (3) and (4) to the table in "--Security Ownership of Certain Beneficial Owners."


(4) See notes (4), (11) and (12) to the table in "--Security Ownership of Certain Beneficial Owners."

(5) Includes 1,524 shares of Series A TCI Group Common Stock and 381 shares of Series A Liberty Media Group Common Stock held by Mr. Gallivan's wife. Also, assumes the exercise in full of options granted to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. Options to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.


(6) See note (6) to the table in "--Security Ownership of Certain Beneficial Owners."


(7) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights to acquire 1,500,000 shares of Series A TCI Group Common Stock and 375,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 700,000 shares and 175,000 shares of Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock, respectively, are exercisable as of October 31, 1996. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights to acquire 500,000 shares of Series A TCI Group Common Stock and 125,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also assumes the exercise in full of stock options granted to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. Options to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.

(8) Assumes the exercise in full of stock options granted to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. Options to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights granted to acquire 100,000 shares of Series A TCI Group Common Stock. Options to acquire 20,000 shares of Series A TCI Group Common Stock are exercisable as of October 31, 1996.

(9) Mr. Robert Naify received notes, which are currently convertible into 22,446,926 shares of Series A TCI Group Common Stock and 5,611,731 shares of Series A Liberty Media Group Common Stock, as partial consideration for the sale to TCI of the stock owned by him in United Artists Communications, Inc. ("UACI"). Mr. Naify is also a co-trustee, along with Mr. Naify's brother, Marshall, and their sister, of a trust for the benefit of Marshall which holds additional notes convertible into 341,606 shares of Series A TCI Group Common Stock and 85,401 shares of Series A Liberty Media Group Common Stock. The number of shares indicated as held by Mr. Naify assumes the conversion of these notes. Also, assumes the exercise in full of options granted to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock. Options to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.


(10) Assumes the exercise in full of options granted in May of 1995 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Media Group Common Stock. All options are fully vested and are exercisable as of October 31, 1996.

(11) Assumes the exercise in full of options granted in April of 1996 to acquire 50,000 shares of TINTA Series A Stock. None of these options are exercisable until April of 1997.



(12) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 60,000 shares of Series A TCI Group Common Stock and 15,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1993 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of Series A TCI Group Common Stock and 50,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 40,000 shares of Series A TCI Group Common Stock and 10,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996.



(13) Assumes the exercise in full of options granted in tandem with stock appreciation rights in December of 1995 to acquire 400,000 shares of TINTA Series A Stock. Options to acquire 80,000 shares of TINTA Series A Stock are exercisable as of October 31, 1996. Additionally assumes the vesting in full of 15,000 shares of TINTA Series A Stock which is restricted. None of such stock is currently vested.



(14) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 300,000 shares of Series A TCI Group Common Stock and 75,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November 1993 to acquire 375,000 shares of Series A TCI Group Common Stock and 93,750 shares of Series A Liberty Media Group Common Stock. Options to acquire 125,000 shares of Series A TCI Group Common Stock and 31,250 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of Series A TCI Group Common Stock and 50,000 shares of Series A Liberty Media Group Common Stock. Options to acquire 40,000 shares of Series A TCI Group Common Stock and 10,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 1,000,000 shares of Series A TCI Group Common Stock. Options to acquire 200,000 shares of Series A TCI Group Common Stock are exercisable as of October 31, 1996. Additionally assumes the vesting in full of 100,000 shares of Series A TCI Group Common Stock which is restricted. None of the stock is currently vested.



(15) Certain executive officers and directors of TCI (10 persons, including Messrs. Malone, Vierra and Clouston) hold options which were granted in tandem with stock appreciation rights in November of 1992, to acquire an aggregate of 3,025,000 shares of Series A TCI Group Common Stock and an aggregate of 756,250 shares of Series A Liberty Media Group Common Stock at purchase prices of $12.50 per share and $16.75 per share, respectively. Options to acquire 1,735,000 shares of Series A TCI Group Common Stock and 433,750 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally certain executive officers (8 persons including Messrs. Vierra and Clouston) hold stock options granted in tandem with stock appreciation rights in October and November of 1993 to acquire an aggregate of 1,100,000 shares of Series A TCI Group Common Stock and an aggregate of 275,000 shares of Series A Liberty Media Group Common Stock at purchase prices of $12.50 per share and $16.75 per share, respectively. Options to acquire 487,500 shares of Series A TCI Group Common Stock and 121,875 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also, certain executive officers and directors (10 persons including Messrs. Fisher, Vierra and Clouston) hold stock options which were granted in tandem with stock appreciation rights in November of 1994 to acquire an aggregate of 1,450,000 shares of Series A TCI Group Common Stock and an aggregate of 362,500 shares of Series A Liberty Media Group Common Stock at purchase prices of $16.50 per share and $22.50 per share, respectively. Options to acquire 290,000 shares of Series A TCI Group Common Stock and 72,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Additionally, certain executive officers and directors (11 persons, including Messrs. Malone, Kern and Clouston) hold stock options which were granted, in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 4,650,000 shares of Series A TCI Group Common Stock at $17.00 per share. Options to acquire 930,000 shares of Series A TCI Group Common Stock are exercisable as of October 31, 1996. Additionally, certain executive officers and directors (6 persons, including Messrs. Malone and Kern) hold stock options which were granted, in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 1,775,000 shares of Series A Liberty Media Group Common Stock at a purchase price of $24.00 per share. Options to acquire 355,000 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also, certain executive officers (7 persons, including Mr. Clouston) hold an aggregate of 240,000 shares of Series A TCI Group Common Stock which is restricted. None of the shares are vested as of October 31, 1996. Certain executive officers (2 persons) hold an aggregate of 20,000 shares of Series A Liberty Media Group Common Stock which is restricted. None of the shares are vested as of October 31, 1996. Mr. Kern holds an option to acquire 1,500,000 shares of Series A TCI Group Common Stock and 375,000 shares of Series A Liberty Media Group Common Stock. Also, Messrs. Gallivan, Kim Magness, Kern, Coelho and Naify hold options to purchase an aggregate of 250,000 shares of Series A TCI Group Common Stock and an aggregate of 62,500 shares of Series A Liberty Media Group Common Stock at purchase prices of $16.50 per share and $22.50 per share, respectively. Options to purchase 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Media Group Common Stock are exercisable as of October 31, 1996. Also, Mr. Fisher holds options to purchase an aggregate of 50,000 shares of Series A TCI Group Common Stock and an aggregate of 12,500 shares of Series A Liberty Media Group Common Stock at purchase prices of $19.25 per share and $25.25 per share, respectively. None of such options are exercisable as of October 31, 1996. All of the aforementioned options with tandem stock appreciation rights, options and restricted stock are reflected in this table assuming the exercise or vesting in full of such securities. Neither the numbers of shares issued upon exercise of such options nor the purchase prices for such shares set forth herein have been adjusted to reflect the Liberty Stock Distribution or the distribution subsequent to October 31, 1996 of the common stock of TCI Satellite Entertainment, Inc. to holders of the TCI Group Common Stock.



(16) Two executive officers, including Mr. Vierra, hold options which were granted in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 450,000 shares of TINTA Series A Stock. Options to acquire 90,000 shares of TINTA Series A Stock are exercisable as of October 31, 1996. Additionally Mr. Vierra holds 15,000 shares of TINTA Series A Stock which is restricted. None of the shares are currently vested. Additionally, one executive officer holds options granted in tandem with stock appreciation rights in December of 1995 by TCI to acquire 50,000 shares of its TINTA Series A Stock. Options to acquire 10,000 shares of TINTA Series A Stock are exercisable as of October 31, 1996.



(17) The number of shares in the table does not include any shares held by Kearns, of which Mr. Gallivan is an officer.



(18) Assumes the exercise in full of stock options granted in April of 1996 to acquire 50,000 shares of TINTA Series A Stock. None of these options are exercisable until April of 1997.



(19) Assumes the exercise in full of stock options granted in April of 1996 to acquire 50,000 shares of TINTA Series A Stock. None of these options are exercisable until April of 1997.



       No equity securities in any subsidiary of the Company, other than directors' qualifying shares, are owned by any of the Company's executive officers or directors, except for those shares of TINTA Series A Stock reflected in the table above and except that Mr. Kim Magness, a director of the Company, owns 31 shares of 12% Series C Cumulative Compounding Preferred Stock ("WestMarc Preferred Stock") of WestMarc Communications, Inc. ("WestMarc"), a wholly-owned subsidiary of TCI. In addition, 948 shares of WestMarc Preferred Stock are held in the Estate of Bob Magness, of which Donne Fisher, a director of the Company, is a Co-Personal Representative. Dr. Malone, a director and an executive officer of the Company, owns, as trustee for his children, 68 shares of WestMarc Preferred Stock; Mr. Larry Romrell, an officer of the Company, owns 103 shares of WestMarc Preferred Stock and Mr. Jerome Kern, a director of the Company, is deemed to have beneficial ownership over 116 shares of WestMarc Preferred Stock owned by his wife, Diane D. Kern. In July 1996, Brendan Clouston, an executive officer of the Company, was granted a restricted stock award of 62 shares of WestMarc Preferred Stock. Mr. Clouston and another executive officer of TCI Communications, Inc., a subsidiary of the Company, each hold an option to purchase 1.0% of the Company's common equity in the Telephony Group and an option to purchase 1.0% of the Company's common equity in the Company's developmental stage cable telephony business. See "THE TELEPHONY GROUP STOCK PROPOSAL--Management and Allocation Policies."

                       THE TELEPHONY GROUP STOCK PROPOSAL

GENERAL


         The holders of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Series C Preferred Stock are being asked to consider and approve the Telephony Group Stock Proposal, including adoption of the proposed amendments to the Company's Restated Certificate of Incorporation (the "Company Charter") set forth in Annex II hereto. The amendments would (i) authorize two new series of Common Stock to consist of 750 million newly authorized shares designated Series A Telephony Group Common Stock and 75 million newly authorized shares designated Series B Telephony Group Common Stock, and a corresponding increase in the total number of authorized shares of Common Stock from 2,725,000,000 to 3,550,000,000, (ii) establish the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and (iii) change certain rights and powers of the TCI Group Common Stock and the Liberty Media Group Common Stock, and the qualifications, limitations or restrictions thereof, in order to implement the Telephony Group Stock Proposal and to reflect the authorization of the Telephony Group Common Stock. Capitalized terms used in the following description of the Telephony Group Stock Proposal and not otherwise defined have the meanings ascribed to them elsewhere in this Proxy Statement. See Annex I--Index of Certain Defined Terms.


         If the Telephony Group Stock Proposal is approved by stockholders, the Company anticipates filing with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company Charter including the amendments in the form set forth in Annex II hereto (the "Certificate of Amendment"). It is currently anticipated that such filing will be made as promptly as practicable after the Special Meeting. The Company Charter as proposed to be amended to reflect the Telephony Group Stock Proposal is herein referred to as the "Amended Charter." The Board of Directors may abandon the Telephony Group Stock Proposal in whole, but not in part, without further action by the stockholders, at any time prior to such filing. In addition, even if the Certificate of Amendment is so filed, the Board of Directors may determine not to authorize the issuance of any shares of the Telephony Group Common Stock, in which case, in accordance with the provisions of the Certificate of Amendment, the performance of the entire interest in the businesses comprising the Telephony Group would continue to be reflected in the TCI Group Common Stock. If the Telephony Group Stock Proposal is not approved, the Certificate of Amendment will not be filed and no shares of Telephony Group Common Stock will be authorized or issued.


THE TELEPHONY GROUP



         The Telephony Group Common Stock, if issued, would be intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of all of the Company's equity interest in TCI Telephony Services, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company ("TTS-Delaware"), its subsidiaries, their respective assets, and all assets and liabilities of the Company and its subsidiaries to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TTS-Delaware or any of its subsidiaries (TTS-Delaware, together with its consolidated subsidiaries (unless the context indicates otherwise), is referred to in this Proxy Statement as "TCI Telephony"). The principal assets of TCI Telephony are its investments in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand (the "PCS Ventures"), and its investment in Teleport Communications Group Inc., a Delaware corporation ("TCG" or "Teleport"), which is a competitive local exchange carrier. The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint PCS" or the "Sprint PCS Partnerships"), and PhillieCo, L.P. ("PhillieCo"). The partners of each of the Sprint PCS Partnerships are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"),
Cox Communications, Inc. ("Cox") and the Company.   The partners of PhillieCo
are subsidiaries of Sprint, Cox and the Company. The Company, through TCI Telephony, has a 30% interest as a partner in each of the Sprint PCS
Partnerships and a 35.3% interest as a partner in PhillieCo.   The Company has
a 31.1% equity interest (which represents a 36.4% voting interest) in TCG.



         Sprint PCS is the largest broadband wireless personal communications services company in the United States in terms of total licensed "Pops," with licenses (including those owned by licensees that are affiliated or have agreed to affiliate with Sprint PCS (including PhillieCo)) to provide service in MTAs (or metropolitan trading areas) covering over 190 million Pops. The term "Pops" refers to the population covered by a license or group of licenses and, as used in this Proxy Statement, is based on the Donnelley Marketing Service estimate of the December 31, 1995 population of a geographic area. Sprint PCS is in the process of initiating wireless communications services nationwide under the Sprint brand name and, as of January 10, 1997, had seven markets operational. Teleport, the largest competitive local exchange carrier in the United States as measured by route miles, offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses long-distance carriers and resellers, and wireless communications companies. TCI Telephony also holds a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. Beyond the ownership of these assets, TCI Telephony also has the right to acquire TCI's interests in the ResTel Business and the WTCI Business (each as defined below). Reference is made to Annex III for a further description of the Telephony Group and to Annex V for the combined financial statements of the Telephony Group.



         The Telephony Group would also include such other assets and liabilities of the TCI Group as the Board of Directors may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as the Company or any of its subsidiaries may in the future acquire for the Telephony Group, as determined by the Board of Directors. It is currently the intention of the Company that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the Company and its subsidiaries in the domestic wireless and wireline telephony businesses (the "Telephony Business").



         As of the date of this Proxy Statement, the only interests of the Company and its subsidiaries in the Telephony Business that are not attributed to the Telephony Group are the Company's developmental stage cable telephony business, which provides wireline residential telephony services (i.e., conventional telephony service or "POTS" and related services) via TCI's cable plant to residential and small business customers in certain of the geographic areas served by TCI's cable television systems (the "ResTel Business") and the business currently being conducted by the Company's indirect subsidiary, Western Tele-Communications, Inc. ("WTCI"), of providing long-distance transport of video, voice and data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "WTCI Business"). The Company is currently in the process of evaluating the customer acceptance and economic attractiveness of the residential telephony opportunity utilizing upgraded cable plant. As part of this evaluation, the Company began offering residential telephony service commercially in Hartford, Connecticut in October 1996 and in Arlington Heights, Illinois in January 1997. TCI is currently testing the provision of residential telephony service over its cable plant in Freemont, California, and anticipates commercially launching the service there in the first half of 1997. TCI currently expects that its residential telephony service will be available to 260,000 homes in these three markets in the aggregate by the end of the first half of 1997. With respect to the WTCI Business, WTCI's gross revenues for the year ended December 31, 1995 of approximately $32 million included approximately $24 million attributable to wholesale carrier revenues. For the nine months ended September 30, 1996, WTCI's gross revenues of approximately $24 million included approximately $19 million attributable to wholesale carrier revenues.



          TCI Telephony has the right, but not the obligation, to acquire the ResTel Business from the Company, which right may be exercised by TCI Telephony in whole or in part (by geographic area) and at any time or from time to time, as applicable, provided that TCI Telephony is at the time a subsidiary of the Company and the Company is then conducting such business. The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board of Directors will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business, the use of such plant by TCI's various Groups (as defined below) or subsidiaries (e.g., for cable television, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board of Directors may or may not reflect the terms and conditions that either Group might have obtained in an arm's-length negotiation with a third party. It is currently anticipated that if TCI Telephony exercises its right to acquire the ResTel Business, it will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant.
The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



         TCI Telephony also has the right to acquire TCI's interests in the WTCI Business. Such right may be exercised at any time, provided that TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business, at a price based on the fair market value of such business (as determined by the Board of Directors).



         If TCI Telephony exercises its right to acquire the ResTel Business (in whole or in part) or its right to acquire the WTCI Business, payment of the applicable purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or otherwise through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided, that the Board of Directors has determined that, in the case of the Telephony Group's acquisition of the ResTel Business, the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its right to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched (with the penetration rate being the percentage that the number of subscribers to the service in such geographic area represents of the homes technically capable of subscribing to the service), the cost of providing the service at the penetration rate achieved in that area, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area. With regard to the WTCI Business, the factors that may affect whether TCI Telephony will exercise its acquisition right include the costs to acquire and operate the business and TCI Telephony's ability to fund such costs.



         The investments attributed to the Telephony Group are currently included in the TCI Group, which also includes the Company's domestic cable and telephony distribution and communications businesses, international cable, telephony and programming businesses, technology/venture capital business and any other business of the Company not attributed to the Liberty Media Group. The following table presents selected financial data as of September 30, 1996 and for the nine months then ended of the TCI Group (inclusive of the businesses constituting the Telephony Group) and of the Telephony Group, and the percentage of the TCI Group amounts represented by those of the Telephony Group. The table should be read together with the more detailed information and financial statements included in Annexes III and V.


                                                                (amounts in millions)
                                           Tele-                                                 Telephony Group
                                      Communications,                            Telephony       As A Percentage
                                           Inc.               TCI Group            Group           of TCI Group
                                      ---------------         ------------       ------------    -----------------
 NINE MONTHS ENDED
 SEPTEMBER 30, 1996:

 Share of Losses
   of Affiliates                          $   (308)               (319)              (111)            34.8%

 Net Loss                                 $   (438)               (474)               (64)            13.5%


 SEPTEMBER 30, 1996:

 Total Assets                             $ 30,575              28,160              1,120              4.0%

 Debt                                     $ 15,118              15,014                 --                0%



---------------


         Upon effectiveness of the Telephony Group Stock Proposal, if approved, the investments attributed to the Telephony Group will no longer be included in the TCI Group; however, until shares of Telephony Group Common Stock are issued, the TCI Group Common Stock will continue to be intended to reflect all of the common stockholders' equity value of the Company attributable to the

Telephony Group, in addition to the separate performance of the Company's domestic cable and telephony distribution and communications businesses (other than the investments attributed to the Telephony Group), international cable, telephony and programming businesses, technology/venture capital business and any other business of the Company not attributed to either the Liberty Media Group or the Telephony Group. The common stockholders' equity value of the Company attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group and, accordingly, not represented by outstanding Telephony Group Common Stock is referred to as the "Inter-Group Interest" of the
TCI Group in the Telephony Group.   Prior to the issuance of any shares of
Telephony Group Common Stock, the Inter-Group Interest of the TCI Group in the Telephony Group will be 100%. As shares of Telephony Group Common Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.



ISSUANCE OF TELEPHONY GROUP COMMON STOCK



         If the Telephony Group Stock Proposal is approved, the Company does not currently intend to distribute shares of Telephony Group Common Stock to holders of TCI Group Common Stock or any other series of Common Stock.
Instead, the Company presently proposes, subject to prevailing market and other conditions, to effect an underwritten public offering of shares of Series A Telephony Group Common Stock for cash. The Company has filed a registration statement with the Securities and Exchange Commission ("SEC") in order to register shares of Series A Telephony Group Common Stock to be offered and sold (the "Registration Statement"). Any such offering of shares of Series A Telephony Group Common Stock will be made only by a prospectus included in such Registration Statement. Prior to the issuance of any shares of Telephony Group Common Stock, the Board of Directors will determine the number of shares of the aggregate 825 million authorized shares of Telephony Group Common Stock that are deemed to represent the then Inter-Group Interest (i.e., 100% of the common stockholders' equity value of the Company attributable to the Telephony Group) and such number will represent the initial Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest. The authorized but unissued shares of Telephony Group Common Stock in excess of the sum of (i) the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest and (ii) any outstanding shares of Telephony Group Common Stock as of any relevant time are referred to herein as "Available Shares." As described in the Registration Statement, it is currently contemplated that the shares of Series A Telephony Group Common to be initially offered in such public offering would be made from Available Shares and the net proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements, principally to fund TCI Telephony's share of the capital contributions it anticipates will be required by the PCS Ventures through 1998, and for general corporate purposes. The timing and size of any such public offering and the price at which such shares would be sold will be determined by the Board of Directors prior to such offering, without further approval of stockholders, based upon then prevailing market and other conditions.



         Additional authorized shares of Telephony Group Common Stock could be offered in the future, at the discretion of the Board of Directors, for cash in one or more public offerings, with the proceeds credited either to the TCI Group, to the extent of the Inter-Group Interest, in which case the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be reduced accordingly and the Available Shares would be unaffected, or to the Telephony Group, in which case the number of Available Shares would be reduced accordingly and the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be unaffected, or in part to the TCI Group (to the extent of the Inter-Group Interest) and in part to the Telephony Group. In the discretion of the Board of Directors, shares of Telephony Group Common Stock issued in respect of the TCI Group's Inter-Group Interest in the Telephony Group may be issued in the form of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (subject to there being a sufficient number of authorized and unissued shares of the applicable series of Telephony Group Common Stock). See "Inter-Group Interest in Telephony Group." For an illustration of certain effects of the issuance of shares of Telephony Group Common Stock, see Annex IV. The TCI Group's Inter-Group Interest in the Telephony Group would be increased if a subsequent transfer of cash or other property from the TCI Group to the Telephony Group is specifically designated by the Board of Directors as being made to increase the Inter-Group Interest in the Telephony Group (in contrast to transfers made for other consideration such as transfers as loans or in purchase and sale transactions) or if outstanding shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group.
In addition to the Inter-Group Interest, the Company holds $500 million of 6% cumulative compounding redeemable preferred stock of TCI Telephony, which preferred stock (the "Telephony Preferred Stock") is attributed to the TCI Group, and may continue to advance funds to TCI Telephony in the form of loans.



         The Company may from time to time, by action of its Board of Directors, (i) offer shares of Telephony Group Common Stock for cash in one or more public offerings, (ii) issue shares of Telephony Group Common Stock as consideration for acquisitions or investments, (iii) issue shares of Telephony Group Common Stock to employees of the Company pursuant to employee benefit plans or otherwise as compensation, (iv) issue shares as a distribution to holders of TCI Group Common Stock (to the extent of the Inter-Group Interest of the TCI Group in the Telephony Group) or (v) issue shares of Telephony Group Common Stock for any other proper corporate purpose. So long as sufficient authorized shares are available, the timing, sequence, size and terms of such transactions would be determined by the Board of Directors, without further approval of the stockholders, unless deemed advisable by the Board of Directors or required by applicable law, regulation or Nasdaq National Market requirements.

BACKGROUND AND REASONS FOR THE TELEPHONY GROUP STOCK PROPOSAL

         In late 1994, the Board of Directors of the Company determined to restructure the Company's businesses into four separate business lines:
Domestic Cable and Communications; Programming; International Cable and Programming; and Technology/Venture Capital (the "Business Line Restructuring"). The Board of Directors believed that the division of the Company's business into four distinct units would enable the Company to benefit from the focused and entrepreneurial behavior which is more typical of a small company, while also maintaining the benefits of scale which a large corporation such as the Company is ordinarily able to achieve; would facilitate increased investor understanding of the different lines of business; would enhance opportunities to finance the operations of each division separately, where appropriate, through financing tailored specifically to the capital needs of the division in question; and could encourage strategic partnering with other companies in the same line of business.

         The Board of Directors also directed management to study various methods of enhancing stockholder value. This directive resulted from the Board of Directors' belief that the Company was undervalued by the capital markets, in part because the market focused primarily upon the Company's dominant cable television system business and did not give full value to the other diverse assets held by the Company. The Board of Directors believed that overall stockholder value would be enhanced if there were increased recognition in the investment community of the Company's individual lines of business and the value of the assets used in such businesses.

         Management proceeded to review with its financial advisors potential actions which the Company could undertake in order to increase market recognition of the value of the Company's assets used in each of its lines of business. Among the actions considered by management were a spin-off to the Company's stockholders of all or part of one or more of its divisions, public offerings of minority interests in one or more of the divisions and the issuance of separate securities of the Company the economic attributes of which would be defined by reference to the performance of one or more of its divisions (commonly known as "tracking stock" or "targeted stock").

         With respect to the Programming line of business, the Board of Directors determined that the issuance of tracking stock came closest to meeting the objectives of the Board of Directors. Accordingly, on February 8, 1995, the Board of Directors determined that the creation of the Liberty Media Group Common Stock and the redesignation of the Company's then-existing common stock into TCI Group Common Stock was in the best interests of the Company and its stockholders and made a proposal to such effect to the Company's stockholders (the "Liberty Media Group Proposal"). At the Company's annual meeting held on August 3, 1995, the Company's stockholders approved the Liberty Media Group Proposal, and shares of Liberty Media Group Common Stock were distributed to holders of TCI Group Common Stock on August 10, 1995.

         With respect to the Company's International Cable and Programming line of business, which is included in the TCI Group, the Board of Directors determined that a public offering of a minority interest in this division was the appropriate course to take to achieve the Company's objectives. In July 1995, Tele-Communications International, Inc., the subsidiary of the Company that holds the assets comprising the International Cable and Programming line of business, completed an initial public offering of shares representing approximately 18% of its common stock.

         Consistent with the Board of Director's directive, management of the Company has also been considering the applicability of certain of the strategies proposed by its financial advisors to the Company's Domestic Cable and Communications line of business. As an initial step, the operations of the Domestic Cable and Communications line of business were further subdivided into four strategic business units (each, an "SBU"): cable, telephony, internet services and satellite. In November 1996, the Board of Directors declared a distribution to the holders of TCI Group Common Stock of all of the outstanding shares of common stock of TCI Satellite Entertainment, Inc., which then held the assets of the satellite SBU. The distribution was effected on December 4, 1996, resulting in the spin off to stockholders of all of the Company's interests in the business of distributing multichannel programming services directly to consumers in the United States via digital medium power or high power satellites, including the rental and sale of related customer premises equipment (the "Digital Satellite Business"). Because the Digital Satellite Business and the cable distribution business use distinct distribution networks to provide the same or similar programming potentially to the same customer, the separation of the two businesses through a spin off was both possible and desirable.

         In management's opinion, the businesses and investments included in the telephony SBU do not pose the same competitive issues as those in the satellite SBU; instead, they provide opportunities for packaging product offerings that may attract new customers and assist in retaining existing customers. In certain cases, such as the ResTel Business, the businesses included in the telephony SBU are intricately linked to the cable distribution network and, with the exception of the WTCI Business and the investment in TCG, such businesses and investments currently have large capital requirements and a minimal amount of revenue. Management therefore proposed to the Board of Directors that the Company issue a "tracking stock" or "targeted stock", the economic attributes of which would be defined by reference to the performance of the Telephony Group, which would initially be comprised of certain investments of the telephony SBU, including the Company's interests in the PCS Ventures and in TCG.

         On December 4, 1996, the Board of Directors determined that the Telephony Group Stock Proposal was in the best interests of the Company and its stockholders and unanimously declared it advisable and recommended that the Company's stockholders vote in favor of the Telephony Group Stock Proposal.
The Board of Directors believes that adoption of the Telephony Group Stock Proposal is in the best interests of the Company and all of its stockholders for the following reasons:

         o It would provide the Company greater flexibility with regard to raising capital for the Telephony Group's businesses and with regard to making acquisitions and investments for the Telephony Group, including strategic partnering transactions, independent of the TCI Group, by using equity securities specifically related to the Telephony Group.

         o It would also provide the Company with additional means of realizing value for the TCI Group from the businesses that constitute the Telephony Group, through the sale of shares of Telephony Group Common Stock attributed to the Inter-Group Interest.

         o The issuance and sale of Telephony Group Common Stock would result in greater market recognition of the value of the Telephony Group, thereby enhancing stockholder value over the long term.


         o The issuance and sale of Telephony Group Common Stock would also provide investors with the opportunity to invest in separate securities intended specifically to reflect the Telephony Group and would enable the Company to more effectively tailor employee benefit plans to provide incentives to the employees in the Telephony Group. Although a substantial portion of the value of the assets of the Telephony Group is represented by the Company's investment in TCG and shares of the Class A common stock of TCG are traded on the Nasdaq National Market, the issuance and sale of shares of the Telephony Group Common Stock would offer investors the opportunity to participate in the Company's substantial equity investment in TCG (primarily represented by shares of TCG's Class B common stock which have ten votes per share (as compared to the Class A common stock's one vote per share) and are not publicly traded) and its investments in the PCS Ventures (none of which has publicly traded equity securities).



         o The sale of Telephony Group Common Stock by the Company would strengthen its consolidated balance sheet by increasing the Company's shareholders' equity and reducing its ratio of debt to total capitalization. This result would be accomplished without diluting the interest of the holders of TCI Group Common Stock in the TCI Group Common Stock (although the percentage of the common stockholders' equity value of the Company attributable to the Telephony Group that is intended to be reflected in the TCI Group Common Stock would decrease) and without diluting the interest of the holders of the Liberty Media Group Common Stock in the Liberty Media Group Common Stock.


         o It would permit the Company to obtain the foregoing benefits while preserving the advantages of continued ownership of the businesses of the Telephony Group by the Company and the benefits of being part of a consolidated enterprise, including the absence of certain costs associated with operation of separate, publicly held corporations, and preserving certain restructuring options for the Company in the future. Unlike the case with separate, publicly held corporations, however, holders of Telephony Group Common Stock will continue to be subject to all the risks associated with an investment in the Company and all of its businesses, assets and liabilities. See "Factors to be Considered--Stockholders of One Company; Financial Effects on One Business Could Affect Other Businesses."

         The issuance of the Telephony Group Common Stock would change certain of the rights, powers and privileges of the TCI Group Common Stock and the Liberty Media Group Common Stock. See "Description of Telephony Group Common Stock and Effects on Existing Common Stock."

         In connection with its approval of the Telephony Group Stock Proposal, the Board of Directors also evaluated the potentially adverse aspects of the proposal, including the lack of assurance as to the degree to which the market price of the Telephony Group Common Stock will reflect the separate performance of the Telephony Group and the uncertainty as to the impact of the proposal on the market price of the TCI Group Common Stock and the Liberty Media Group Common Stock, as well as the fact that implementation of the Telephony Group Stock Proposal will, to an extent, make the capital structure of the Company more complex and may give rise to occasions when the interests of the holders of TCI Group Common Stock, the holders of Liberty Media Group Common Stock and the holders of Telephony Group Common Stock may diverge or appear to diverge. See "Factors to be Considered--No Assurance as to Market Price" and "Factors to be Considered--Potential Divergence of Interests; No Specific Procedures for Resolution." The Board of Directors determined, however, that the positive aspects of the Telephony Group Stock Proposal outweighed any potentially adverse aspect.

         The Board of Directors will continue to review options that may be available to the Company to realize additional value from the investments attributed to the Telephony Group as well as the remaining businesses and assets of the telephony SBU. In determining whether to pursue a particular option, the Board of Directors, in exercising its business judgment, will consider various factors, including market conditions, the financial and other effects of any such option on the Company, the TCI Group, the Liberty Media Group and the Telephony Group (each, a "Group" and, collectively, the "Groups") and on the holders of the TCI Group Common Stock and the Liberty Media Group Common Stock, and the preservation of its ability to engage in other restructuring options at such time as such options become desirable.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TELEPHONY GROUP STOCK PROPOSAL AND BELIEVES THAT ITS ADOPTION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE TELEPHONY GROUP STOCK PROPOSAL.

SUMMARY DESCRIPTION OF TELEPHONY GROUP STOCK PROPOSAL


         The following summarizes certain selected terms of the Telephony Group Common Stock under the Amended Charter, the changes to the terms of the TCI Group Common Stock and Liberty Media Group Common Stock under the Amended Charter and the Inter-Group Interest. These summaries should be read together with (and are qualified by reference to) the more complete discussion set forth under "Description of Telephony Group Common Stock and Effects on Existing Common Stock", "Inter-Group Interest in the Telephony Group" and the text of the Certificate of Amendment set forth in Annex II.


                         TELEPHONY GROUP COMMON STOCK


Businesses . . . . . . . . . . . . . .    The Telephony Group consists of the
                                          Company's investments, through TCI
                                          Telephony, in certain entities
                                          engaged in the domestic wireline and
                                          wireless telephony businesses,
                                          principally its investments in the
                                          PCS Ventures and in TCG.  See Annex
                                          III--Description of Telephony Group.
                                          The Company could determine to pursue
                                          future business opportunities through
                                          one Group instead of the other
                                          Groups, or jointly through more than
                                          one of the Groups.  See "Management
                                          and Allocation Policies".

                                          The Telephony Group Common Stock is
                                          intended to reflect the separate
                                          performance of the Telephony Group.
                                          However, holders of Telephony Group
                                          Common Stock will be subject to all
                                          of the risks associated with an
                                          investment in the Company and all of
                                          its businesses, assets and
                                          liabilities.  There is no assurance
                                          as to the degree to which the market
                                          value of the Telephony Group Common
                                          Stock will reflect the separate
                                          performance of the Telephony Group.

Dividends and Share Distributions  . . .  The Company has never paid cash dividends on its Common Stock and
                                          does  not currently intend to pay
                                          cash dividends on any series of its
                                          Common Stock, including the Telephony
                                          Group Common Stock, if authorized.

                                          Dividends on the Telephony Group
                                          Common Stock would be payable out of
                                          the lesser of assets of the Company
                                          legally available therefor and the
                                          Telephony Group Available Dividend
                                          Amount.  If dividends on the
                                          Telephony Group Common Stock are
                                          paid, equivalent per share dividends
                                          will be concurrently paid on both the
                                          Series A Telephony Group Common Stock
                                          and the Series B Telephony Group
                                          Common Stock.  For this purpose,
                                          equivalent per share dividends
                                          include, in the case of distributions
                                          of securities, either distributions
                                          of identical securities or
                                          distributions of securities having
                                          differences in voting rights and in
                                          certain related rights (which
                                          differences are, in the case of
                                          distributions of securities of the
                                          Company or its subsidiaries
                                          (including stock dividends consisting
                                          of Telephony Group Common Stock), not
                                          greater than the corresponding
                                          differences between the Series A
                                          Telephony Group Common Stock and the
                                          Series B Telephony Group Common
                                          Stock).

                                          Subject to the foregoing provisions,
                                          dividends may be declared and paid on
                                          the TCI Group Common Stock, the
                                          Liberty Media Group Common Stock
                                          and/or the Telephony Group Common
                                          Stock in equal or unequal amounts,
                                          notwithstanding the relationship
                                          between the TCI Group Available
                                          Dividend Amount, the Liberty Media
                                          Group Available Dividend Amount and
                                          the Telephony Group Available
                                          Dividend Amount, the respective
                                          amounts of prior dividends paid on,
                                          or liquidation rights of, the TCI
                                          Group Common Stock, the Liberty Media
                                          Group Common Stock or the Telephony
                                          Group Common Stock or any other
                                          factor.

                                          Any decision to pay dividends in the
                                          future will depend on the financial
                                          condition, results of operations and
                                          business requirements of the Company
                                          as a whole. In making a determination
                                          as to the allocation of any future
                                          dividends between the TCI Group
                                          Common Stock, the Liberty Media Group
                                          Common Stock and the Telephony Group
                                          Common Stock, the Board of Directors
                                          expects to follow a policy under
                                          which it will consider, among other
                                          factors, the relative financial
                                          condition, results of operations and
                                          business requirements of the
                                          respective Groups.

Dividend, Redemption and
Conversion Rights Applicable
on Disposition of Telephony
Group Assets . . . . . . . . . . . . . .  If the Company disposes of all or substantially all of the assets of
                                          the Telephony Group (defined as 80%
                                          or more on a current market value
                                          basis), other than in a transaction
                                          referred to in the following
                                          sentence, the Company is required, at
                                          its option, either to (i) distribute
                                          to holders of the Telephony Group
                                          Common Stock an amount in cash and/or
                                          securities or other property equal to
                                          their proportionate interest in the
                                          Telephony Group Net Proceeds of such
                                          disposition, either by special
                                          dividend or by redemption of all or
                                          part of the outstanding shares of
                                          Telephony Group Common Stock, or (ii)
                                          convert each outstanding share of
                                          Series A Telephony Group Common Stock
                                          and Series B Telephony Group Common
                                          Stock into a number (or fraction) of
                                          shares of Series A TCI Group Common
                                          Stock or Series B TCI Group Common
                                          Stock, respectively, equal in each
                                          case to 110% of the average daily
                                          ratio over the ten-Trading Day period
                                          beginning on the 16th Trading Day
                                          after consummation of the transaction
                                          of the Market Value of one share of
                                          Series A Telephony Group Common Stock
                                          to the Market Value of one share of
                                          Series A TCI Group Common Stock.  The
                                          Company will not be required to take
                                          any of the foregoing actions if the
                                          disposition of all or substantially
                                          all of the assets of the Telephony
                                          Group occurs in a transaction in
                                          which the Company receives primarily
                                          equity securities of an entity
                                          engaged or proposing to engage
                                          primarily in a similar or
                                          complementary business and other than
                                          in connection with the disposition of
                                          all or substantially all of the
                                          properties and assets of the Company.
                                          The proportionate interest in the
                                          Telephony Group Net Proceeds of a
                                          disposition that would be distributed
                                          to holders of Telephony Group Common
                                          Stock would be based on the Telephony
                                          Group Outstanding Interest Fraction
                                          (a measure of the percentage interest
                                          in the Telephony Group represented by
                                          outstanding shares of Telephony Group
                                          Common Stock).  Such a partial
                                          redemption could be effected pro rata
                                          among the holders of such shares or
                                          by such other method as may be
                                          determined by the Board of Directors
                                          to be equitable.

Conversion at Option
of Holder . . . . . . . . . . . . . . .   Shares of Series B Telephony Group
                                          Common Stock will be convertible at
                                          any time, at the option of the holder
                                          only, into the same number of shares
                                          of Series A Telephony Group Common
                                          Stock.  Shares of Series A Telephony
                                          Group Common Stock will not be
                                          convertible into shares of Series B
                                          Telephony Group Common Stock.
Conversion at Option
of Company . . . . . . . . . . . . . . . . .
                                          The Company may, in the sole
                                          discretion of the Board of Directors,
                                          elect at any time to convert each
                                          outstanding share of Telephony Group
                                          Common Stock into

                                          a number (or fraction) of shares of
                                          TCI Group Common Stock equal to the
                                          ratio of the value (as determined on
                                          the basis of appraisals performed by
                                          investment banking firms) of one
                                          share of Telephony Group Common Stock
                                          to the average Market Value over a
                                          20-Trading Day period prior to the
                                          date such appraisal process is
                                          initiated of one share of Series A
                                          TCI Group Common Stock.  In such a
                                          case, shares of Series A Telephony
                                          Group Common Stock would be converted
                                          into Series A TCI Group Common Stock
                                          and shares of Series B Telephony
                                          Group Common Stock would be converted
                                          into Series B TCI Group Common Stock.

Redemption in Exchange
for Stock of Subsidiary . . . . . . . .   The Company could at any time, in the
                                          sole discretion of the Board of
                                          Directors, redeem (without premium)
                                          all outstanding shares of Telephony
                                          Group Common Stock in exchange for a
                                          proportionate interest in the
                                          outstanding shares of any one or more
                                          Qualifying Subsidiaries that hold all
                                          of the assets and liabilities
                                          attributed to the Telephony Group.
                                          The percentage of the stock of the
                                          Qualifying Subsidiary or Qualifying
                                          Subsidiaries owned by the Company
                                          that is distributable in the
                                          redemption would be based on the
                                          Telephony Group Outstanding Interest
                                          Fraction.  In such a case, the Board
                                          of Directors could elect to
                                          distribute, with respect to each such
                                          subsidiary, either a single class of
                                          subsidiary stock or two classes of
                                          subsidiary stock having relative
                                          voting rights and differences in
                                          certain related rights not greater
                                          than the corresponding differences
                                          between the Series A Telephony Group
                                          Common Stock and the Series B
                                          Telephony Group Common Stock.  A
                                          "Qualifying Subsidiary" for this
                                          purpose is a subsidiary of the
                                          Company that is either wholly owned,
                                          directly or indirectly, by the
                                          Company or in which the Company's
                                          direct or indirect ownership and
                                          voting interest is sufficient to
                                          satisfy the requirements of the
                                          Internal Revenue Service (the
                                          "Service") for a distribution of the
                                          Company's interest in such subsidiary
                                          to holders of Telephony Group Common
                                          Stock, which distribution is tax free
                                          to such holders.

                                          A Qualifying Subsidiary may include
                                          an existing subsidiary of the Company
                                          such as TTS-Delaware (which, through
                                          its subsidiaries, currently holds
                                          substantially all of the assets and
                                          liabilities of the Company attributed
                                          to the Telephony Group) or another
                                          subsidiary of the Company created
                                          exclusively for such purpose.  To the
                                          extent that any such Qualifying
                                          Subsidiary held assets and/or
                                          liabilities in addition to those
                                          attributed to the Telephony Group, it
                                          is expected that in connection with
                                          any such redemption such additional
                                          assets or liabilities would either be
                                          attributed to the Telephony Group or
                                          transferred by such Qualifying
                                          Subsidiary to the Company or to
                                          another subsidiary of the Company
                                          attributed to a Group other than the
                                          Telephony Group.  In each case,
                                          either the Inter-Group Interest of
                                          the TCI Group in the Telephony Group
                                          would be appropriately adjusted or
                                          other consideration that the Board of
                                          Directors may determine in its
                                          discretion to be appropriate would be
                                          paid by one Group to the other Group.
                                          See "Management and Allocation
                                          Policies

                                          Generally, the charter of a
                                          corporation that has a tracking stock
                                          contains a provision equivalent to
                                          the foregoing for the redemption of
                                          such tracking stock in exchange for
                                          the stock of a subsidiary and the
                                          Company Charter includes such a
                                          provision with respect to the Liberty
                                          Media Group Common Stock.  Although
                                          the Board of Directors determined
                                          that it was appropriate for the
                                          Company to have the same flexibility
                                          to redeem the Telephony Group Common
                                          Stock, the Company does not currently
                                          have any plans or proposals to effect
                                          any such redemption if the Telephony
                                          Group Common Stock is authorized and
                                          issued.  Further, the Board of
                                          Directors has not determined under
                                          what circumstances it might be
                                          appropriate for the Company to do so.
                                          The ability of the Company to
                                          exercise its right to redeem the
                                          outstanding shares of Telephony Group
                                          Common Stock in exchange for a
                                          proportionate interest in shares of
                                          one or more Qualifying Subsidiaries
                                          may be limited by certain agreements
                                          relating to its interests in the PCS
                                          Ventures and to its equity interest
                                          in TCG, which agreements generally
                                          require that any entity which holds
                                          all or part of such interests remain
                                          a subsidiary of the Company, subject
                                          to certain exceptions.

                                          The Company believes that under
                                          current law a holder of Telephony
                                          Group Common Stock generally would
                                          not be entitled to money damages or
                                          other remedies against the Company or
                                          the Board of Directors based on a
                                          decision by the Board of Directors to
                                          redeem the outstanding shares of
                                          Telephony Group Common Stock in
                                          accordance with the procedures
                                          described above unless such
                                          redemption otherwise represented a
                                          breach by such directors of their
                                          respective fiduciary or other duties
                                          to the stockholders of the Company as
                                          a whole.

Voting Rights . . . . . . . . . . . . .   The Series A Telephony Group Common
                                          Stock will be entitled to one vote
                                          per share and the Series B Telephony
                                          Group Common Stock will  be entitled
                                          to ten votes per share, voting as one
                                          class with the TCI Group Common
                                          Stock, the Liberty Media Group Common
                                          Stock and any Preferred Stock
                                          entitled to vote, except to the
                                          extent separate class or series votes
                                          are required by law or the Amended
                                          Charter.  The Amended Charter does
                                          not provide for any rights for the
                                          Telephony Group Common Stock to vote
                                          separately from the TCI Group Common
                                          Stock and the Liberty Media Group
                                          Common Stock.

Liquidation . . . . . . . . . . . . . .   Holders of shares of Series A
                                          Telephony Group Common Stock and
                                          Series B Telephony Group Common Stock
                                          will be entitled to share (on an
                                          equal per share basis) a portion of
                                          the funds of the Company remaining
                                          for distribution to its common
                                          stockholders based on the average
                                          daily ratio over a period of 20
                                          Trading Days prior to the
                                          announcement of the liquidation event
                                          of the aggregate Market
                                          Capitalization of the Telephony Group
                                          Common Stock to the aggregate Market
                                          Capitalization of the TCI Group
                                          Common Stock, the Liberty Media Group
                                          Common Stock and the Telephony Group
                                          Common Stock.

Nasdaq National Market
Symbol of Series A
Telephony Group Common Stock . . . .      "______."

                       EFFECTS ON TCI GROUP COMMON STOCK
                      AND LIBERTY MEDIA GROUP COMMON STOCK


Businesses . . . . . . . . . . . . . . .  Under the Telephony Group Stock
                                          Proposal, the TCI Group will consist
                                          of the Company's businesses and
                                          assets not included in either the
                                          Liberty Media Group or the Telephony
                                          Group, including, without limitation,
                                          domestic cable distribution, the
                                          ResTel Business and the WTCI
                                          Business, international cable,
                                          telephony and programming and
                                          technology/venture capital.  The TCI
                                          Group will also include the Inter-
                                          Group Interest in the Telephony Group
                                          and any Inter-Group Interest that may
                                          hereafter be created in the Liberty
                                          Media Group.  Any issuance of shares
                                          of Telephony Group Common Stock would
                                          reduce the percentage of the common
                                          stockholders' equity value of the
                                          Company attributable to the Telephony
                                          Group that is represented by the
                                          Inter-Group Interest of the TCI Group
                                          in the Telephony Group (whether
                                          through a reduction in the Number of
                                          Shares Issuable with Respect to the
                                          Telephony Group Inter-Group Interest
                                          or through an increase of the
                                          percentage in the common
                                          stockholders' equity value of the
                                          Company attributable to the Telephony
                                          Group that is represented by the
                                          outstanding shares of Telephony Group
                                          Common Stock). The businesses
                                          included in the Liberty Media Group
                                          will not change under the Telephony
                                          Group Stock Proposal.

Dividends and Share Distributions . . .   Because the businesses included in
                                          the Telephony Group are currently
                                          included in the TCI Group, the
                                          Telephony Group Stock Proposal will
                                          affect the determination of, and
                                          could reduce the amount available for
                                          dividends under, the TCI Group
                                          Available Dividend Amount.  Under the
                                          Telephony Group Stock Proposal, share
                                          distributions on the TCI Group Common
                                          Stock consisting of Telephony Group
                                          Common Stock are permitted to the
                                          extent of the Number of Shares
                                          Issuable with Respect to the
                                          Telephony Group Inter-Group Interest,
                                          while share distributions on the
                                          Liberty Media Group Common Stock
                                          consisting of Telephony Group Common
                                          Stock are not permitted.

Liquidation . . . . . . . . . . . . . .   Holders of shares of Series A TCI
                                          Group Common Stock and Series B TCI
                                          Group Common Stock are currently
                                          entitled to share (on an equal per
                                          share basis) a portion of the funds
                                          of the Company remaining for
                                          distribution to its common
                                          stockholders based on the average
                                          daily ratio over a period of 20
                                          Trading Days prior to the
                                          announcement of the liquidation event
                                          of the aggregate Market
                                          Capitalization of the TCI Group
                                          Common Stock to the aggregate Market
                                          Capitalization of the TCI Group
                                          Common Stock and the Liberty Media
                                          Group Common Stock.  If the Telephony
                                          Group Stock Proposal is approved and
                                          shares of Telephony Group Common
                                          Stock are issued, the formula basis
                                          on which holders of shares of TCI
                                          Group Common Stock share in the funds
                                          remaining for distribution to common
                                          stockholders will take into account
                                          the Market Capitalization of the
                                          Telephony Group Common Stock.
                                          Similarly, holders of shares of
                                          Series A Liberty Media Group Common
                                          Stock and Series B Liberty Media
                                          Group Common Stock will be entitled
                                          to share (on an equal per share
                                          basis) a portion of the funds of the
                                          Company remaining for distribution to
                                          its common stockholders based on the
                                          average daily ratio over a period of
                                          20 Trading Days prior to the
                                          announcement of the liquidation event
                                          of the aggregate Market
                                          Capitalization of the Liberty Media
                                          Group Common Stock to the aggregate
                                          Market Capitalization of the TCI
                                          Group Common Stock, the Liberty Media
                                          Group Common Stock and the Telephony
                                          Group Common Stock.  If the sum of
                                          the Market Capitalization of the TCI
                                          Group Common Stock and the Market
                                          Capitalization of the Telephony Group
                                          Common Stock for the relevant
                                          measurement period is greater than
                                          what the Market Capitalization of the
                                          TCI Group for such period would have
                                          been if the Telephony Group Common
                                          Stock had not been authorized, then
                                          the portion of the funds of the
                                          Company remaining for distribution to
                                          common stockholders in which the
                                          holders of Liberty Media Group Common
                                          Stock would share would be smaller
                                          than it otherwise would have been..


                  INTER-GROUP INTEREST IN THE TELEPHONY GROUP

       Currently, all of the investments attributed to the Telephony Group are part of the TCI Group and the Company's equity in and share of losses of the entities in which it holds such investments are reflected in their entirety in the combined financial statements of the TCI Group. Upon effectiveness of the Telephony Group Stock Proposal, these investments will cease to be included in the TCI Group; however, until shares of Telephony Group Common Stock are issued, the TCI Group Common Stock will continue to be intended to reflect all of the common stockholders' equity value of the Company attributed to the Telephony Group -- i.e., the Inter-Group Interest of the TCI Group in the Telephony Group will initially be 100% -- in addition to the separate performance of all businesses of the Company not included in the Liberty Media Group or the Telephony Group. At such time as shares of Telephony Group Common Stock are first issued, the share of losses of and the equity in the entities in which the investments attributed to the Telephony Group are held will be reflected in the separate combined financial statements of the Telephony Group and will cease to be reflected in the combined financial statements of the TCI Group, except to the extent of the then Inter-Group Interest, as adjusted to reflect such issuance. Except for the financial statements included in this Proxy Statement and in the Registration Statement, the Company does not intend to provide separate combined financial statements for the Telephony Group until shares of Telephony Group Common Stock are first offered or sold.



       The amount of the Inter-Group Interest in the Telephony Group at any point in time would be expressed in terms of the "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest," which is intended to provide a measure of the Inter-Group Interest of the TCI Group in the Telephony Group on a basis comparable to an investment in shares of Telephony Group Common Stock. Prior to the issuance of any shares of Telephony Group Common Stock, the Board of Directors will designate the number of shares of the aggregate 825 million authorized shares of Telephony Group Common Stock that are deemed to represent the then Inter-Group Interest (i.e., 100% of the common stockholders' equity value of the Company attributable to the Telephony Group), and such number will represent the initial Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest. Authorized shares of Telephony Group Common Stock in excess of the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest and the outstanding shares of Telephony Group Common Stock will be available for issuance as additional equity for the Telephony Group. If shares of Telephony Group Common Stock are sold in an initial public offering, it is currently the intention of the Company that the shares offered would not include shares attributed to the
Inter-Group Interest.   As shares of Telephony Group Common Stock are offered
and sold from time to time by the Company, the Company will identify (i) the number of shares of Telephony Group Common Stock offered and sold that represent the Inter-Group Interest of the TCI Group in the Telephony Group, if any, the sale of which shares will reduce the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest on a share-for-share basis and the net proceeds of which sale will be reflected entirely in the combined financial statements of the TCI Group, and (ii) the number of such shares that represent an additional equity interest in the Telephony Group, the sale of which shares will reduce the Available Shares and the net proceeds of which sale will be reflected entirely in the combined financial statements of the Telephony Group. See "Inter-Group Interest in the Telephony Group." At the discretion of the Board of Directors, shares of Telephony Group Common Stock issued in respect of the TCI Group's Inter-Group Interest in the Telephony Group may be issued in the form of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (subject to there being a sufficient number of authorized and unissued shares of the applicable series of Telephony Group Common Stock). In addition to the net proceeds from the sale of the number of shares of Telephony Group Common Stock deemed to constitute all or part of the Inter-Group Interest, the TCI Group combined financial statements will be credited, and the Telephony Group combined financial statements will be charged, with an amount equal to the product of (i) the aggregate amount of any dividend or other distribution paid (other than in shares of Telephony Group Common Stock as contemplated below) or distributed in respect of outstanding Telephony Group Common Stock, times (ii) a fraction, the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction. For illustrations of the effects of the issuance of shares of Telephony Group Common Stock, see Annex IV. The "Telephony Group Outstanding Interest Fraction" represents the percentage interest in the common stockholders' equity value of the Company attributable to the Telephony Group that is represented at any time by the outstanding shares of Telephony Group Common Stock and the "Telephony Group Inter-Group Interest Fraction" represents the percentage interest in the common stockholders' equity value of the Company attributable to the Telephony Group that is attributed to the TCI Group.



        The TCI Group's Inter-Group Interest in the Telephony Group would be increased if a subsequent transfer of cash or other property from the TCI Group to the Telephony Group is specifically designated by the Board of Directors as being made to increase the Inter-Group Interest in the Telephony Group (in contrast to transfers made for other consideration such as transfers as loans or in purchase and sale transactions) or if outstanding shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group. In structuring the terms of the Telephony Group Stock Proposal, the Board of Directors determined that the Telephony Group should not be permitted to create an interest in either the TCI Group or the Liberty Media Group corresponding to the Inter-Group Interest, and the Company Charter does not permit the Liberty Media Group to create an interest in the Telephony Group corresponding to the Inter-Group Interest. In making these determinations, the Board of Directors concluded that an interest corresponding to the Inter-Group Interest held by the Telephony Group in either the TCI Group or the Liberty Media Group could influence adversely the ability of the Telephony Group Common Stock to reflect the separate performance of the Telephony Group, and that an interest corresponding to the Inter-Group Interest held by the Liberty Media Group in the Telephony Group could influence adversely the ability of the Liberty Media Group Common Stock to reflect the separate performance of the Liberty Media Group.


       In general, if the TCI Group's Inter-Group Interest in the Telephony Group is increased by a transfer of funds or other assets from the TCI Group to the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased by an amount determined by dividing the amount of funds or value of the assets transferred by the Market Value of a share of Series A Telephony Group Common Stock as of the date of such transfer. Any decrease in the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest resulting from a transfer of funds or other assets from the Telephony Group to the TCI Group determined by the Board of Directors to be made in respect of such a decrease would be similarly calculated. To the extent outstanding shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would increase on a share-for-share basis. Shares of Telephony Group Common Stock purchased with funds attributed to the TCI Group which remain outstanding (as a result of being held by a subsidiary included in the TCI Group) would not increase its Inter-Group Interest in the Telephony Group but would represent an outstanding interest in the common stockholders' equity value of the Company attributable to the Telephony Group. Similarly, shares of Telephony Group Common Stock purchased with funds attributed to the Liberty Media Group which remain outstanding would not create an interest in the Telephony Group corresponding to the Inter-Group Interest, but would represent an outstanding interest in the common stockholders' equity value of the Company attributable to the Telephony
Group.   The Number of Shares Issuable with Respect to the Telephony Group
Inter-Group Interest will also (a) be adjusted from time to time as appropriate to reflect (i) subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Telephony Group Common Stock, (ii) dividends or distributions payable in shares of Telephony Group Common Stock to holders of Telephony Group Common Stock and (iii) reclassifications of Telephony Group Common Stock and (b) be decreased by the number of shares of Telephony Group Common Stock (i) issued upon conversion or exercise of Convertible Securities that are not attributed to the Telephony Group or (ii) issued by the Company as a dividend or distribution or by reclassification or exchange to holders of TCI Group Common Stock. The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be represented by outstanding shares of Telephony Group Common Stock and would have no voting rights. In addition to the Inter-Group Interest, the Company holds $500 million of Telephony Preferred Stock, which is attributed to the TCI Group, and may continue to advance funds in the form of loans to TCI Telephony.

FACTORS TO BE CONSIDERED

       Stockholders should consider the following factors, in addition to the other information contained elsewhere in this Proxy Statement and the Annexes hereto, in connection with the Telephony Group Stock Proposal.

  STOCKHOLDERS OF ONE COMPANY; FINANCIAL EFFECTS ON ONE BUSINESS COULD AFFECT OTHER BUSINESSES

        Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the Groups for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.


       The financial results of one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock, and dividends on, or certain repurchases of, Preferred Stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company. The combined financial statements of each Group will principally reflect the combined financial position, results of operations and cash flows of the businesses and investments included therein. However, each Group's financial information could also include allocated portions of the individual assets and liabilities that are not separately identified with the operations of a specific Group.


  LIMITED SEPARATE STOCKHOLDER RIGHTS; EFFECTS ON VOTING POWER


       Under the Telephony Group Stock Proposal, holders of Telephony Group Common Stock would not have any legal rights specifically related to the assets attributed to the Telephony Group or have any right to vote on matters as a separate class, other than (i) as set forth in the provisions relating to dividend and liquidation rights and requirements for mandatory dividend, redemption or conversion of Telephony Group Common Stock upon the disposition of all or substantially all of the properties and assets of the Telephony Group as described under "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Conversion and Redemption" and (ii) separate voting rights in limited circumstances as required by the General Corporation Law of the State of Delaware (the "DGCL"). Separate meetings for the holders of Telephony Group Common Stock would not be held.



       Under the Telephony Group Stock Proposal, holders of TCI Group Common Stock, Liberty Media Group Common Stock, Telephony Group Common Stock and any Preferred Stock having general voting rights would vote as one class on all matters coming before any meeting of stockholders and would not have any separate class voting rights except in limited circumstances as required by the DGCL. Under the DGCL, the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment to a corporation's certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would alter or change the powers, preferences or special rights of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or rights of any series of Common Stock does not differ from its adverse effect on the powers, preferences or rights of any other series of Common Stock would not entitle such series to vote as a class separately from the other series of Common Stock.


       Certain matters on which holders of TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock would vote together as a single class could involve a divergence or the appearance of a divergence of interests between the holders of such series of Common Stock. For example, the Amended Charter does not require that a merger or consolidation of the Company requiring the approval of the Company's stockholders be approved by a separate vote of holders of any series of Common Stock, and Delaware law requires such approval only in certain circumstances. As a result, if holders of any one or more series of Common Stock that possess the requisite voting power vote to approve the merger or consolidation, then the merger or consolidation could be consummated even if the holders of a majority of some other series of Common Stock vote against the merger or consolidation. See "--Potential Divergence of Interests; No Specific Procedures for Resolution." Immediately following the initial issuance of any shares of Telephony Group Common Stock, the combined voting power of the Series A TCI Group Common Stock and Series B TCI Group Common Stock would represent a majority of the voting power of all classes and series entitled to vote in the election of directors.

       If the Telephony Group Stock Proposal is approved by stockholders, the Series A Telephony Group Common Stock will have one vote per share and the Series B Telephony Group Common Stock will have ten votes per share. The Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock will continue to have one vote per share and the Series B TCI Group Common Stock and Series B Liberty Media Group Common Stock will continue to have ten votes per share. See "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Voting Rights."

  POTENTIAL DIVERGENCE OF INTERESTS; NO SPECIFIC PROCEDURES FOR RESOLUTION

       The existence of the Telephony Group Common Stock may give rise to occasions when the interests of the holders of Telephony Group Common Stock and the holders of either TCI Group Common Stock or Liberty Media Group Common Stock, or both, may diverge or appear to diverge. As further discussed below, examples include, among others, determinations by the Board of Directors to (i) convert each outstanding share of Telephony Group Common Stock into a fraction of a share of TCI Group Common Stock, (ii) approve the disposition of all or substantially all of the properties and assets of the Telephony Group, (iii) allocate consideration to be received by holders of Common Stock in connection with a merger or consolidation involving the Company among holders of different series of Common Stock, (iv) allocate resources and financial support to or pursue business opportunities or operational strategies through one Group instead of one or more of the other Groups, (v) allocate the proceeds of issuances of Telephony Group Common Stock either to the TCI Group in respect of a reduction in its Inter-Group Interest in the Telephony Group or to the equity of the Telephony Group, (vi) pay or omit dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock or (vii) approve transactions involving the transfer of funds or assets from one Group to one or more of the other Groups or make other operational or financial decisions with respect to one Group that could be considered to be detrimental to one or more of the other Groups. Other than as described under "Management and Allocation Policies," no specific procedures have been adopted for consideration of matters involving a divergence of interests among the holders of TCI Group Common Stock,

Liberty Media Group Common Stock and Telephony Group Common Stock.
Rather than develop additional specific procedures in advance, the Board of Directors intends to exercise its judgment from time to time, depending on the circumstances, as to how best to obtain information regarding the divergence (or potential divergence) of interests, under what circumstances to seek the assistance of outside advisers, whether a committee of the Board of Directors should be appointed to address the matter and how to assess which available alternative is in the best interests of the Company and all of its stockholders. The Board of Directors believes the advantages of retaining flexibility in determining how best to fulfill its responsibilities in such circumstances as they may arise outweigh any perceived advantages from adopting additional specific procedures in advance.

       Optional Conversion of Telephony Group Common Stock into TCI Group Common Stock. The Board of Directors may determine to convert each outstanding share of Series A Telephony Group Common Stock into a fraction of a share of Series A TCI Group Common Stock and each outstanding share of Series B Telephony Group Common Stock into a fraction of a share of Series B TCI Group Common Stock, in each case determined based upon the ratio of the value (as determined on the basis of appraisals performed by investment banking firms) of one share of Telephony Group Common Stock to the average Market Value over a 20-Trading Day period prior to the date such appraisal process is initiated of one share of Series A TCI Group Common Stock. Such a conversion could be effected at any time, including at a time when the value of one share of Telephony Group Common Stock determined by appraisal differs significantly from the market value of the Telephony Group Common Stock reflected in the trading markets, or at a time when the Market Value of the TCI Group Common Stock used in the determination of the conversion ratio reflects what might be considered an overvaluation or undervaluation. Basing the conversion ratio on an appraised value determination for the Telephony Group Common Stock and a trading market valuation for the TCI Group Common Stock could result in the conversion ratio being significantly different from that which would have resulted if the same measure were used for the valuation of both the TCI Group Common Stock and the Telephony Group Common Stock. For example, a conversion could be considered dilutive of the interests of the holders of the TCI Group Common Stock if the Market Value of the TCI Group Common Stock is less than the valuation of the TCI Group Common Stock that would have resulted if a similar appraisal procedure to that used in the determination of the value of the Telephony Group Common Stock were used. Such a conversion would also have the effect of precluding holders of Telephony Group Common Stock from retaining their investment in a security intended to reflect separately the business of the Telephony Group.


       Disposition of Group Assets. As long as the assets of a Group continue to represent less than substantially all of the properties and assets of the Company, the Board of Directors may approve sales and other dispositions of any amount of the properties and assets of such Group without stockholder approval, because under the DGCL and the Amended Charter stockholder approval is required only for a sale or other disposition of all or substantially all of the properties and assets of the Company as a whole. The Amended Charter, however, contains provisions which, in the event of a Disposition of all or substantially all of the properties and assets of the Telephony Group in one transaction or a series of related transactions, other than in a transaction in which the Company receives primarily equity securities of an entity engaged or proposing to engage primarily in a similar or complementary business, and other than in connection with the disposition of all or substantially all of the assets of the entire Company, require the Company, at its option, either to (i) distribute by dividend or redemption to the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock an amount in cash and/or securities or other property equal to their proportionate interest in the Net Proceeds of such disposition or (ii) convert outstanding shares of Series A Telephony Group Common Stock into a number (or fraction) of shares of Series A TCI Group Common Stock and outstanding shares of Series B Telephony Group Common Stock into a number (or fraction) of shares of Series B TCI Group Common Stock, equal in each case to 110% of the average daily ratio of the Market Value of a share of Series A Telephony Group Common Stock to the Market Value of a share of Series A TCI Group Common Stock over a specified period following such Disposition. The provisions of the Amended Charter do not require the Board of Directors to select the option which would result in the distribution with the highest value to the holders of the Telephony Group Common Stock or with the smallest effect on the TCI Group Common Stock. The Amended Charter does not require the Company to take such actions upon sales or other dispositions of less than substantially all of the properties and assets of the Telephony Group or upon two or more unrelated sales or other dispositions which together constitute the sale of substantially all of the properties and assets of the Telephony Group. In addition, although the Company Charter currently contains, and the Amended Charter will continue to contain, comparable provisions relating to a disposition of all or substantially all of the properties and assets of the Liberty Media Group, the Company Charter currently does not contain, and the Amended Charter will continue not to contain, comparable provisions relating to a disposition of all or substantially all of the properties and assets of the TCI Group. See "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Conversion and Redemption." The appropriate disposition of proceeds in the latter case would be subject to determination by the Board of Directors in accordance with the Amended Charter, approved allocation policies and in the exercise of its fiduciary duties. See "--Fiduciary Duties of the Board of Directors Are to All Stockholders Regardless of Class or Series."

       Allocation of Proceeds of Mergers or Consolidations . The Amended Charter does not contain any provisions governing how consideration to be received by the Company's stockholders in connection with a merger or consolidation involving the Company (in which the Common Stock is to be converted into other securities, cash or other property) is to be allocated among holders of TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock. In any such merger or consolidation, the allocation of consideration would be determined by the Board of Directors. See "--Limited Separate Stockholder Rights; Effects on Voting Power."


       Allocation of Resources and Financial Support; Pursuit of Business Opportunities or Operational Strategies. The Board of Directors could from time to time allocate resources and financial support to or pursue business opportunities or operational strategies through one Group instead of the other Groups. The decision to allocate resources and financial support to one Group may adversely affect the ability of the other Groups to obtain funds sufficient to implement their business strategies. If the ResTel Business is transferred to the Telephony Group, both the Telephony Group and the TCI Group would be using the same hybrid fiber-coaxial plant ("HFC Plant") to provide services to potentially the same customers. In such circumstances, it would be likely that the Board of Directors of the Company will be presented with opportunities that are not clearly either "telephony" services or "cable television" services within the traditional meaning of such terms and which could be pursued through either the TCI Group or the Telephony Group, or jointly through both Groups.
In addition, the Board of Directors will have to decide what amounts will be charged to the Telephony Group and paid to the TCI Group for the use of such HFC Plant, whether as the price for the Telephony Group's exercise of its right to acquire the ResTel Business or as an ongoing usage charge following such acquisition or as a combination thereof. See "Management and Allocation Policies."


       Allocation of Proceeds Upon Issuance of Telephony Group Common Stock.
To the extent of the TCI Group's Inter-Group Interest in the Telephony Group at the time of any sale of shares of Telephony Group Common Stock, the Board of Directors would determine the allocation of the proceeds of such sale between the TCI Group and the Telephony Group. In such case, the Board of Directors could allocate up to 100% of the net proceeds of the sale of Telephony Group Common Stock to the TCI Group or to the Telephony Group, and such net proceeds would be reflected entirely on the combined financial statements of the Group to which such proceeds were allocated. Any such allocation of net proceeds to the TCI Group would reduce its Inter-Group Interest in the Telephony Group.

       No Assurance of Payment of Dividends. The Company has never paid cash dividends on its Common Stock. The Board of Directors does not currently intend to pay cash dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock or, if the Telephony Group Stock Proposal is approved and shares of Telephony Group Common Stock are issued, the Telephony Group Common Stock. Any dividends on the Telephony Group Common Stock which may be declared by the Board of Directors will be payable out of the lesser of (i) the funds of the Company legally available for such purpose, which are determined on the basis of the entire Company, and (ii) the Telephony Group Available Dividend Amount. Such dividends are further subject to the prior payment of dividends on outstanding shares of any class or series of capital stock of the Company with preferential dividend provisions. Any net losses of the Company (without regard to whether such losses arose from any specific Group), and any dividends or distributions on, or repurchases of, the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock, and dividends on, and certain repurchases of, Preferred Stock, will reduce the funds of the Company legally available for payment of dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock. Subject to limitations of the DGCL and the Amended Charter, the Board of Directors may declare and pay dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock in equal or unequal amounts, or may decide not to declare and pay such dividends, notwithstanding the relationship between the TCI Group Available Dividend Amount, the Liberty Media Group Available Dividend Amount and the Telephony Group Available Dividend Amount, the respective amounts of prior dividends paid on, or liquidation rights of, the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock or any other factor.
See "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Dividends" and "Dividend Policy."

       Operational and Financial Decisions. The Board of Directors could from time to time make operational and financial decisions that affect the Groups disproportionately, such as transfers of funds or assets among the Groups, the allocation of funds for capital expenditures, the determination to expand into new areas and the allocation of resources and personnel that may be suitable for more than one Group. See "Management and Allocation Policies." The decision to provide funds to one Group may adversely affect the ability of the other Groups to obtain funds sufficient to implement their business strategies. For further discussion of potential divergence of interests arising from financial decisions, see "--Transfer of Funds among Groups; Equity Contributions from the TCI Group."

FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS ARE TO ALL STOCKHOLDERS REGARDLESS OF CLASS OR SERIES

        Under Delaware law, the Board of Directors has a duty to act with due care and in the best interests of all the Company's stockholders, including the holders of TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock. The existence of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock may give rise to occasions when the interests of the holders of one or more series of Common Stock and the holders of the other series of Common Stock may diverge or appear to diverge. See "--Potential Divergence of Interests; No Specific Procedures for Resolution." The Board of Directors will address and resolve any issues involving material divergence of interests between the holders of the separate series of Common Stock.

       Although the Company is not aware of any precedent concerning the manner in which principles of Delaware law would be applied in the context of a capital structure involving multiple classes or series of capital stock the rights of which include terms designed to reflect the separate performance of specified businesses, principles of Delaware law provide that a board of directors must act in accordance with its good faith business judgment of the corporation's best interests, taking into consideration the interests of all stockholders regardless of class or series. Under these principles of Delaware law and the "business judgment rule," a good faith determination made by a disinterested and adequately informed Board of Directors with respect to any matter having a disparate impact upon the holders of TCI Group Common Stock, the holders of Liberty Media Group Common Stock and the holders of Telephony Group Common Stock would be a defense to any challenge to such determination made by or on behalf of any of such groups of holders. Nevertheless, a Delaware court hearing a case involving such a challenge may decide to apply principles of Delaware law other than those discussed above, or may fashion new principles of Delaware law, in order to decide such a case, which would be a case of first impression. There may arise circumstances involving a divergence of interests in which the Board of Directors is held to have properly discharged its responsibilities to act with due care and in the best interests of the Company and all of its stockholders, but in which holders of the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock consider themselves to be disadvantaged relative to the other series. In such a case, such holders would not have any other remedy under Delaware law with respect to the circumstances giving rise to the divergence of interests.

       Disproportionate ownership interests of members of the Board of Directors in the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock or disparate values of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock could create or appear to create potential conflicts of interest when directors are faced with decisions that could have different implications for different series. See "--Potential Divergence of Interests; No Specific Procedures for Resolution." Nevertheless, the Company believes that a director would be able to discharge his or her fiduciary responsibilities even if his or her interests in shares of TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock were disproportionate or had disparate values.


  TRANSFER OF FUNDS AMONG GROUPS; EQUITY CONTRIBUTIONS FROM THE TCI GROUP



       If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale by the Company of TCI Telephony Group Common Stock would be (unless the Board of Directors otherwise provides) specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board of Directors could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statements of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


       To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board of Directors, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The

Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions.


       Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, the Company has agreed to provide a revolving loan facility (the "Revolving Credit Facility") to TCI Telephony for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as provided below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility would be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group (assuming the approval of the Telephony Group Stock Proposal) resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder the proceeds of which are used by the Telephony Group (assuming the approval of the Telephony Group Stock Proposal) to pay a portion of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



       Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board of Directors. The Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources. In connection with its determination to recommend the Telephony Group Stock Proposal to the Company's stockholders, the Board of Directors determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into a $500 million investment by the Company in Telephony Preferred Stock, which will be attributed to the TCI Group, and a contractual right to use up to $500 million of tax benefits generated by TCI Telephony (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group.


       Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the Market Value of the Series A Telephony Group Common Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.

  MANAGEMENT AND ALLOCATION POLICIES SUBJECT TO CHANGE

       The Board of Directors has adopted certain management and allocation policies described herein with respect to cash management, corporate expenses and inter-Group transactions, any and all of which could be modified or rescinded by the Board of Directors, in its sole discretion, without the approval of stockholders, although there is no present intention to do so. The Board of Directors could also adopt additional policies depending upon the circumstances. Any determination to modify or rescind such policies, or to adopt additional policies, including any such decision that could have disparate effects upon holders of TCI Group Common Stock, Liberty Media Group Common Stock or Telephony Group Common Stock, would be made by the Board of Directors as set forth under "--Fiduciary Duties of the Board of Directors Are to All Stockholders Regardless of Class or Series." See "Management and Allocation Policies."

  NO ASSURANCE AS TO MARKET PRICE


       Because there has been no prior market for the Telephony Group Common Stock, there can be no assurance as to the market price of the Telephony Group Common Stock following its issuance and sale. If a relatively small number of shares of either or both of the Series A Telephony Group Common Stock or the Series B Telephony Group Common Stock are issued, there would only be a limited market, if any, for such shares, and holders could have difficulty selling such shares. Further, if an active trading market does develop, there can be no assurance that it will be maintained. No investment banking opinion as to any anticipated range of trading prices for the Telephony Group Common Stock in the
open market has been obtained by the Company.    Moreover, it is not possible
to predict the impact of the issuance of the Telephony Group Common Stock on the market price of the TCI Group Common Stock.



       The market prices of the Telephony Group Common Stock would be determined in the trading markets and could be influenced by many factors, including the combined results of the Telephony Group and the consolidated results of the Company, of Sprint PCS and of Teleport (as well as other entities in which TCI Telephony may have investments), as well as the performance of the Telephony Group, Sprint PCS and Teleport (or such other entities) relative to investors' expectations, trading volumes, regulatory environment and general economic and market conditions. There can be no assurance as to the extent to which investors would assign values to the Telephony Group Common Stock based on the reported financial results or other measures of performance or prospects of the Telephony Group, Sprint PCS and Teleport. Financial effects of the Groups that affect the Company's consolidated results of operations or financial condition could affect the market prices of the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group

Common Stock. In addition, the Company cannot predict the impact on the market price of the Telephony Group Common Stock of certain terms of such securities, such as basing the consideration to be paid if all or substantially all of the properties and assets of the Telephony Group are sold in a Disposition on the Telephony Group Net Proceeds of such Disposition, the ability of the Company to convert shares of Telephony Group Common Stock into TCI Group Common Stock at a conversion ratio based on an appraised value determination for the Telephony Group Common Stock and a trading market valuation for the TCI Group Common Stock or the discretion of the Board of Directors to make various other determinations with respect to the Groups and the separate series of Common Stock. There is no assurance that the Series A Telephony Group Common Stock will be included in any stock market index in which the Series A TCI Group Common Stock is now included, or that the Series A TCI Group Common Stock will continue to be included in such index. Not being included in an index could adversely affect demand for the Telephony Group Common Stock or the TCI Group Common Stock and, consequently, the market price thereof.


  POTENTIAL CONVERSION OF TELEPHONY GROUP COMMON STOCK

       The Telephony Group Stock Proposal will permit the conversion, solely at the Company's option, of all of the outstanding shares of Telephony Group Common Stock into TCI Group Common Stock upon the terms described under "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Conversion and Redemption." The Company cannot predict the impact on the market prices of the TCI Group Common Stock or the Telephony Group Common Stock of its ability to effect any such conversion or the effect, if any, that the exercise by the Company of this conversion right would have on the market price of the TCI Group Common Stock or the Telephony Group Common Stock prevailing at such time. See "--Potential Divergence of Interests; No Specific Procedures for Resolution."

  POTENTIAL EFFECTS OF POSSIBLE DISPOSITION OF ASSETS OF THE TELEPHONY GROUP


       The terms of the Telephony Group Common Stock provide that if the Company were to dispose of all or substantially all of the properties and assets of the Telephony Group, other than in a transaction in which the Company receives primarily equity securities of an entity engaged or proposing to engage primarily in a similar or complementary business and other than in connection with the disposition of all or substantially all of the assets of the Company, the Company would be required, at its option, either to (i) distribute to holders of Telephony Group Common Stock an amount equal to their proportionate interest in the Telephony Group Net Proceeds of such Disposition, either by special dividend or by redemption of all or part of the outstanding shares of Telephony Group Common Stock or (ii) convert outstanding shares of Telephony Group Common Stock into shares of the corresponding series of TCI Group Common Stock at a conversion ratio based on 110% of the average daily ratio of the Market Value of a share of Series A Telephony Group Common Stock to the Market Value of a share of Series A TCI Group Common Stock over a specified period following such Disposition. "Telephony Group Net Proceeds" means the proceeds of such Disposition after payment of or provision for certain specified costs, including taxes to be paid by the Company in respect of the Disposition or such dividend or redemption, transaction costs and liabilities and other obligations (contingent or otherwise, including obligations in respect of Preferred Stock) attributed to the Telephony Group. If the Telephony Group were a separate independent company and its shares were acquired by another person, certain of those costs, including corporate and shareholder level taxes, might not be payable in connection with such an acquisition. As a result, the consideration that would be received by stockholders of such a separate independent company in connection with such a stock acquisition might be greater than the Net Proceeds that would be received by holders of Telephony Group Common Stock if all or substantially all of the properties and assets of the Telephony Group were sold. In addition, no assurance can be given that the Net Proceeds per share of Telephony Group Common Stock to be received in connection with a Disposition of all or substantially all of the properties and assets of the Telephony Group will be equal to or more than the market value per share of Telephony Group Common Stock prior to or after announcement of such Disposition. See "--Potential Conversion of Telephony Group Common Stock" and "--No Assurance as to Market Price" above and "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Conversion and Redemption."


  LIMITATIONS ON POTENTIAL ACQUISITION OF A GROUP

       If each Group were a separate publicly held corporation, any person interested in acquiring such corporation without negotiation with management could seek control of the outstanding stock of such corporation by means of a tender offer or proxy contest. Although adoption of the Telephony Group Stock Proposal would authorize issuance of the Telephony Group Common Stock with economic terms designed to reflect the separate performance of the Telephony Group, a person interested in acquiring only the Telephony Group without negotiation with the Company's management would still be required to seek control of the voting power represented by all of the outstanding capital stock of the Company, including the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock. See "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Voting Rights."

  ABSENCE OF APPROVAL RIGHTS WITH RESPECT TO FUTURE ISSUANCES OF AUTHORIZED
  SHARES

       The authorized but unissued shares of capital stock would be available for issuance from time to time by the Company at the sole discretion of the Board of Directors for any proper corporate purpose. Such issuances could include shares of Telephony Group Common Stock, as well as the issuance of such shares upon the conversion or exercise of securities of the Company that are convertible into or exercisable or exchangeable for such shares. The approval of the stockholders of the Company will not be sought by the Company for the issuance of authorized but unissued shares of Telephony Group Common Stock (or the reissuance of previously issued shares that have been reacquired by the Company) or securities of the Company that are convertible into or exercisable or exchangeable for such shares, unless deemed advisable by the Board of Directors or required by applicable law, regulation or Nasdaq National Market requirements.

ANTI-TAKEOVER CONSIDERATIONS

        The DGCL, the Company Charter and the Company's Bylaws contain provisions which may serve to discourage or make more difficult a change in control of the Company without the support of the Board of Directors or without meeting various other conditions. The Company is subject to Section 203 of the DGCL, which, in general, prohibits a "business combination" between a corporation and an "interested stockholder" unless certain conditions are met. The Company Charter and Bylaw provisions which may discourage or make more difficult a change in control of the Company include the requirement of a supermajority vote to approve specified actions, the authorization of the Company's Board of Directors to issue additional shares of Series Preferred Stock in one or more series and to fix and state the designations, powers, preferences, qualifications, limitations, restrictions and relative rights of the shares of each such series without further action by the Company's stockholders, certain procedures required in connection with the nomination of directors of the Company and the other provisions described under "Anti-Takeover Considerations." In addition, the existence of the Telephony Group Common Stock would present complexities and could in certain circumstances pose obstacles, financial and otherwise, to an acquiring person. For example, a potential acquiror would have to take into consideration that holders of different series of Common Stock might be more or less receptive to the acquiror's proposal, that a tender offer would have to be structured so as to take into account different prices at which shares of the different series might be acquired, that a merger would require allocation of consideration among the different series of Common Stock and the effects of actions the Company might take such as causing a conversion of the Telephony Group Common Stock. The provisions of the DGCL, the Amended Charter and the Company's Bylaws and the existence of the Telephony Group Common Stock could, under certain circumstances, prevent stockholders from profiting from an increase in the market value of their shares as a result of a change in control of the Company by delaying or preventing such change in control. See "Anti-Takeover Considerations."

MANAGEMENT AND ALLOCATION POLICIES


       If the Telephony Group Stock Proposal is approved by stockholders, the Company will prepare and include in its filings with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consolidated financial statements of the Company and combined financial statements of the Telephony Group (for so long as the Telephony Group Common Stock is outstanding), the Liberty Media Group (for so long as the Liberty Media Group Common Stock is outstanding) and the TCI Group (for so long as either the Telephony Group Common Stock or the Liberty Media Group Common Stock is
outstanding).   Except for the financial statements included in this Proxy
Statement and in the Registration Statement, the Company does not intend to provide separate combined financial statements for the Telephony Group until shares of Telephony Group Common Stock are first sold or offered for sale. The combined financial statements of each Group, taken together and after giving effect to inter-Group eliminations, would effectively comprise all the accounts reflected as consolidated financial statements of the Company. The combined financial statements of each Group will principally reflect the combined financial position, results of operations and cash flows of the businesses included therein. Consistent with the Amended Charter and applicable policies, the Group financial information could also include allocated portions of individual assets and liabilities that are not separately identified with the operations of a specific Group. Notwithstanding allocations of assets and liabilities for the purpose of preparing Group combined financial statements, holders of each series of Common Stock would continue to be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities. See "Factors to be Considered--Stockholders of One Company; Financial Effects on One Business Could Affect Other Businesses."

       If the Telephony Group Stock Proposal is approved by stockholders, upon initial issuance of Telephony Group Common Stock, cash management, taxes and allocation of principal corporate activities among the Groups would be based upon methods that management of the Company believes to be reasonable and would be reflected in the respective Group financial information as follows:


              (i) All debt incurred or preferred stock issued by the Company and its subsidiaries would (unless the Board of Directors otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board of Directors could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statements of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group. As described above, TCI Telephony's obligations with respect to the Telephony Preferred Stock and indebtedness under the Revolving Credit Facility will be attributable to the Telephony Group.



              (ii) For all periods prior to the distribution of the Liberty Media Group Common Stock on August 10, 1995 (the "Liberty Media Group Distribution"), all financial impacts of equity offerings are and will be attributed entirely to the TCI Group. After the Liberty Media Group Distribution, all financial impacts of issuances of additional shares of TCI Group Common Stock are and will be attributed entirely to the TCI Group, all financial impacts of issuances of additional shares of Liberty Media Group Common Stock the proceeds of which are attributed to the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the Liberty Media Group, and all financial impacts of issuances of additional shares of Liberty Media Group Common Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in any Inter-Group Interest in the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the TCI Group. All financial impacts of issuances of shares of Telephony Group Common Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Common Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Common Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Common Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Common Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Common Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction. Financial impacts of repurchases of Telephony Group Common Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Common Stock the consideration for which is charged to the TCI Group will be to such extent reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.



              (iii) To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities attributed to the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds among the Groups will be reflected as borrowings or, if determined by the Board of Directors, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as borrowings or as an increase or reduction in an Inter-Group Interest. The Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, the Company has agreed to provide the Revolving Credit Facility to TCI Telephony for a period commencing December 1, 1996 and ending December 31, 2001 that would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as provided below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group (including the Offerings) resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and
       (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.

              (iv) Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board of Directors. The Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans of and the investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.


              (v) In the event of a transfer of funds or other assets from the TCI Group to the Telephony Group that the Board of Directors has determined to reflect as increasing the TCI Group's Inter-Group Interest in the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased by an amount determined by dividing the amount of funds or the value of the assets transferred by the Market Value of a share of Series A Telephony Group Common Stock as of the date of such transfer, and the Telephony Group Inter-Group Interest Fraction would be increased and the Telephony Group Outstanding Interest Fraction would be decreased accordingly. In the event of a transfer of funds or other assets from the Telephony Group to the TCI Group that the Board of Directors has determined to reflect as a decrease in the TCI Group's Inter-Group Interest in the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be decreased by an amount determined by dividing the amount of funds or the value of the assets transferred by the Market Value of a share of Series A Telephony Group Common Stock as of the date of such transfer and the Telephony Group Inter-Group Interest Fraction would be decreased and the Telephony Group Outstanding Interest Fraction would be increased accordingly.


              (vi) The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial information included in this Proxy Statement and the Annexes hereto, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony Preferred Stock. The balance of such net borrowings through November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on and subsequent to December 1, 1996 (including pursuant to the Revolving Credit Facility), will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


              (vii) Certain corporate general and administrative costs (including, but not limited to, certain corporate, legal, finance, accounting, tax, data processing, employee benefit and insurance costs) would be charged to both the Liberty Media Group and the Telephony Group at rates set at the beginning of each year based on projected utilization for that year. The balance of such costs would be reflected on the combined financial statements of the TCI Group. The utilization-based charges would be set at levels that management believes to be reasonable and that would approximate the costs that the Liberty Media Group and the Telephony Group would incur for comparable services on a stand-alone basis. Assuming shares of Telephony Group Common Stock had first been issued on January 1, 1996, the Company estimates that such costs of the Telephony Group would have aggregated approximately
       $548,000 for the nine months ended September 30, 1996.   Certain other
       corporate general and administrative costs related specifically to management of a Group would be allocated entirely to such Group. The scope of the services charged to the Liberty Media Group and the Telephony Group on an allocated basis could be adjusted from time to time depending on the extent to which it is determined that services should instead be performed directly by employees of entities included in such Group.


              (viii) If additional assets are transferred to the Telephony Group from the TCI Group, there may be additional services that the TCI Group would then provide to the Telephony Group. For example, if the ResTel Business is transferred to the Telephony Group, the TCI Group may provide installation, sales and customer services to the Telephony Group in addition to rights of use of TCI's upgraded cable distribution plant. The charges for any such services would be negotiated at the time and taken into account in the determination of the purchase price for the ResTel Business or other assets being transferred.

              (ix) Federal income taxes and certain state and local taxes would be paid on a consolidated basis. However, pursuant to a tax sharing agreement, federal income taxes are calculated, with certain adjustments, on a separate return basis for each Group (applying provisions of the Internal Revenue Code of 1986, as amended, and related regulations as if such Group filed a separate consolidated return for federal income tax purposes). Based upon these separate calculations, an allocation of tax liabilities is made such that each separate Group is responsible to the Company for its gross share of the Company's consolidated federal income tax liabilities, such gross share being determined without regard to (a) tax benefits that are attributable to the Company or the other Groups or (b) certain tax benefits that are attributable to a Group but that are taken into account in determining the Company's consolidated federal income tax benefit carryovers. Similarly, the Company is responsible to each Group for tax benefits attributable to such Group and actually used by the Company in determining its consolidated federal income tax liability. Notwithstanding the foregoing, the Company and TCI Telephony have agreed that the Company may use up to $500 million of tax benefits generated by to the Telephony Group in determining its consolidated federal income tax liability, without providing a credit to the Telephony Group in such amount. Tax attributes, including but not limited to net operating losses, investment tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred intercompany gains and tax basis in assets, would be inventoried and tracked for each Group.
       In addition, pursuant to such tax sharing agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and the Company's combined or unitary tax liability is allocated between the Groups based upon such separate calculation. The Company has retained the right to file all returns, make all elections and control all audits and contests.


              (x) Effective December 1, 1996, two executive officers of TCI Communications, Inc., a subsidiary of the Company, were each granted options (the "Executive Options") representing 1.0% of the Company's common equity in the Telephony Group. Upon the effectiveness of the Certificate of Amendment, each such option would convert into an option to purchase a number of shares of Series A Telephony Group Common Stock equal to 1% of the initial Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest. The issuance of any shares pursuant to such options would be made from the Available Shares (and will not reduce the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest). The aggregate exercise price for each such option, which would be payable to TCI Telephony, would be equal to 1% of (i) the Company's cumulative investment in the Telephony Group as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise, less (ii) the sum of (x) $500 million (representing the aggregate initial liquidation price of the TCI Telephony Preferred Stock) and (y) the amount of the tax benefits generated by the Telephony Group (up to $500 million) as and when used by the TCI Group. Each such executive officer was also granted a similar option representing 1% of the Company's common equity in the ResTel Business. Any exercise by one of such executive officers of all or part of one of such options (as to either the Telephony Group or the ResTel Business) would need to be accompanied by the exercise by such executive officer of a pro rata portion of the other such option. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and will expire on February 1, 2006.



              (xi) The Board of Directors expects to determine, either in specific instances or by setting generally applicable policies from time to time, whether to allocate resources and financial support to or pursue business opportunities or operational strategies through one Group or one or more of the other Groups, after consideration of such factors as it deems relevant.


       Notwithstanding the policies described above, determinations with respect to the transfer of funds from one Group to one of the other Groups would be made at the discretion of the Board of Directors, except to the extent that the Company is contractually obligated to make a transfer of funds to an entity included in a Group. Nothing in the foregoing policies (as opposed to any such contractual obligation) obligates the Board of Directors to cause a Group to provide funds to one of the other Groups if the Board of Directors determines that it is in the best interests of the Company not to do so.

       The above management and allocation policies could be modified or rescinded by the Board of Directors, in its sole discretion, without approval of stockholders, although there is no present intention to do so. The Board of Directors could also adopt additional policies depending upon the circumstances. The Board of Directors intends that any determination it might make to modify or rescind such policies, or to adopt additional policies, including any such decision that could have disparate effects upon holders of different series of Common Stock, would be made by the Board of Directors as set forth under " Factors to be Considered--Fiduciary Duties of the Board of Directors Are to All Stockholders Regardless of Class or Series."

DESCRIPTION OF TELEPHONY GROUP COMMON STOCK AND EFFECTS ON EXISTING COMMON
STOCK


       THE FOLLOWING DESCRIPTION IS QUALIFIED BY REFERENCE TO THE INDEX OF CERTAIN DEFINED TERMS CONTAINED IN ANNEX I TO THIS PROXY STATEMENT AND TO ANNEX II TO THIS PROXY STATEMENT, WHICH CONTAINS THE FULL TEXT OF THE PROPOSED AMENDMENTS TO THE COMPANY CHARTER.


GENERAL

       The Company Charter currently provides that the Company is authorized to issue 2,777,375,096 shares of capital stock, including (i) 2,725,000,000 shares of Common Stock, of which 1,750,000,000 shares are designated Series A TCI Group Common Stock, 150,000,000 shares are designated Series B TCI Group Common Stock, 750,000,000 shares are designated Series A Liberty Media Group Common Stock and 75,000,000 shares are designated Series B Liberty Media Group Common Stock and (ii) 52,375,096 shares of Preferred Stock. If the Telephony Group Stock Proposal is approved, the Company Charter will be amended to, among other things, increase the authorized number of shares of Common Stock from 2,725,000,000 to 3,550,000,000, and authorize two new series of Common Stock to consist of: 750,000,000 newly authorized shares designated Series A Telephony Group Common Stock and 75,000,000 newly authorized shares designated Series B Telephony Group Common Stock.

       The authorized but unissued shares of Telephony Group Common Stock will be available for issuance by the Company from time to time, as determined by the Board of Directors, for any proper corporate purpose, which could include raising capital, acquiring other companies or making investments or providing compensation or benefits to employees. The issuance of such shares would not be subject to approval by the stockholders of the Company, unless deemed advisable by the Board of Directors or required by applicable law, regulation or Nasdaq National Market requirements.

VOTING RIGHTS


       Under the Telephony Group Stock Proposal, holders of Series A Telephony Group Common Stock will be entitled to one vote for each share of such stock held and holders of Series B Telephony Group Common Stock will be entitled to ten votes for each share of such stock held, on all matters presented to such stockholders. Holders of Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock will continue to be entitled to one vote for each share of such stock held and holders of Series B TCI Group Common Stock and Series B Liberty Media Group Common Stock will continue to be entitled to ten votes for each share of such stock held. Except as may otherwise be required by the laws of the State of Delaware, or, with respect to any class of Preferred Stock or any series of such a class, in the Amended Charter (including any resolution or resolutions providing for the establishment of such class or series pursuant to authority vested in the Board of Directors by the Amended Charter), the holders of TCI Group Common Stock, the holders of Liberty Media Group Common Stock, the holders of Telephony Group Common Stock and the holders of each class or series of Preferred Stock, if any, entitled to vote thereon will vote as one class with respect to all matters to be voted on by stockholders of the Company.



       Under the Telephony Group Stock Proposal, the term "Voting Securities," as defined in the Amended Charter, will include the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, in addition to the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series C Preferred Stock and any other class or series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters which may be submitted to a vote of stockholders at any annual or special meeting. The Amended Charter (like the Company Charter) provides that the affirmative vote of holders of at least 66 2/3% of the total voting power of the then-outstanding Voting Securities, voting together as a single class, is required for (i) the amendment, alteration or repeal of any provision of the Amended Charter or the addition or insertion of other provisions therein, (ii) the adoption, amendment or repeal of any provision of the Company's Bylaws, unless approved by at least 75% of the members of the Board of Directors then in office, in which case no vote of stockholders will be required, (iii) the merger or consolidation of the Company with or into any other corporation other than a merger or consolidation which does not require the consent of stockholders under the DGCL or which at least 75% of the members of the Board of Directors then in office have approved (in which case such merger or consolidation would require the approval of a majority of the total voting power of the then-outstanding Voting Securities), (iv) the sale, lease or exchange of all or substantially all of the property and assets of the Company or (v) the dissolution of the Company. Both the Amended Charter and the Company Charter provide that a director may only be removed for "cause" (as defined) and that any action to remove a director must be approved by the holders of 66 2/3% of the total voting power of the then-outstanding shares entitled to vote in the election of directors (which would include the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock in addition to the Voting Securities).



       The holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock will not have any rights to vote as a separate class or series on any matter coming before the stockholders of the Company, except with respect to certain limited class and series voting rights provided under the DGCL. Similarly, under the Company Charter and the Amended Charter, none of the Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock have any separate class or series voting rights, except as provided under the DGCL. Under the DGCL, the approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required to approve any amendment to the charter that would alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely, provided that, if any amendment would alter or change the powers, preferences or special rights of one or more series of the class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote thereon separately as a class.

Because the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock will each be a separate series of a single class of stock, each series would be entitled to vote separately as a class upon an amendment to the Amended Charter that would alter or change the powers, preferences or special rights of such series so as to affect them adversely only if the other series were not so affected. The DGCL does not provide for any other separate voting rights of a class or series of capital stock (other than with respect to a change in par value or, in certain circumstances not applicable in the case of the Company's outstanding stock, an increase or decrease in the authorized shares of such class or series). Consequently, because most matters brought to a stockholder vote will require the approval of only a specified percentage of all of the Company's outstanding capital stock entitled to vote on such matters (including the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock) voting together as a single class, if the holders of one or more series of Common Stock have more than the number of votes required to approve any such matter, such holders would be in a position to control the outcome of the vote on such matter.


  DIVIDENDS

       Dividends on Telephony Group Common Stock. Dividends on Telephony Group Common Stock will be limited to legally available funds of the Company under the DGCL and will be subject to the prior payment of dividends on outstanding shares of Preferred Stock. The DGCL limits the amount of distributions on the Common Stock to the funds of the Company legally available for that purpose, which are determined on the basis of the entire Company and not just the Groups. Consequently, the amount of legally available funds will be reduced by the amount of any net losses of the Groups and any dividends or distributions on, or repurchases of, the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock and dividends on, or certain repurchases of, Preferred Stock. Certain loan agreements to which certain subsidiaries of the Company are parties or are subject contain restricted payment provisions that limit the amount of dividends, other than stock dividends, that those companies may pay. Future loan agreements may also contain similar restrictions and limits.

       Dividends on the Telephony Group Common Stock, in addition to the limitations set forth in the foregoing paragraph, will be further limited to an amount not in excess of the Telephony Group Available Dividend Amount, which is intended to be similar to the amount that would be legally available for the payment of dividends on the Telephony Group Common Stock under the DGCL if the Telephony Group were a separate Delaware corporation. There can be no assurance that there will be a Telephony Group Available Dividend Amount.

       The "Telephony Group Available Dividend Amount," as of any date, means the product of the Telephony Group Outstanding Interest Fraction and either (i) the excess of (a) an amount equal to the total assets of the Telephony Group less the total liabilities (not including preferred stock) of the Telephony Group as of such date over (b) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Telephony Group Common Stock and each class or series of Preferred Stock attributed to the Telephony Group or (ii) in case there is no such excess, an amount equal to the Company Earnings (Loss) Attributable to the Telephony Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year. The "Company Earnings (Loss) Attributable to the Telephony Group," for any period, means the net earnings or loss of the Telephony Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Telephony Group for such period as presented in the combined financial statements of the Telephony Group, including income and expenses of the Company attributed to the operations of the Telephony Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes.

       Except for dividends declared or paid as described below under "--Share Distributions" and "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," any dividends paid on the Series A Telephony Group Common Stock or the Series B Telephony Group Common Stock will be paid only on both series, in equal amounts per share.

       The Board of Directors, subject to the provisions described under this caption "Dividends" and below under "--Share Distributions," will have the authority and discretion to declare and pay dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock in equal or unequal amounts, notwithstanding the relationship among the TCI Group Available Dividend Amount, the Liberty Media Group Available Dividend Amount and the Telephony Group Available Dividend Amount, the respective amounts of prior dividends declared on, or liquidation rights of, the TCI Group Common Stock, the Liberty Media Group Common Stock or the Telephony Group Common Stock or any other factor. See "Dividend Policy."

       At the time of any dividend or other distribution on the outstanding shares of Telephony Group Common Stock (including any dividend of Telephony Group Net Proceeds from the Disposition of all or substantially all of the properties and assets of the Telephony Group as described under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock"), the TCI Group will (if at such time there is an Inter-Group Interest in the Telephony Group) be credited, and the Telephony Group will be charged (in addition to the charge for the dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Common Stock), with an amount equal to the product of (i) the aggregate amount of such dividend or distribution paid or distributed in respect of outstanding shares of Telephony Group Common Stock times (ii) a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction.



       See Annex IV--Illustration of Certain Terms for illustrations of the calculation of the Telephony Group Inter-Group Interest Fraction and the effects of dividends on shares of Telephony Group Common Stock.



       Dividends on TCI Group Common Stock and Liberty Media Group Common Stock. Under the Company Charter, dividends on the TCI Group Common Stock are payable out of the lesser of assets of the Company legally available therefor and the TCI Group Available Dividend Amount. Dividends on the Liberty Media Group Common Stock are payable out of the lesser of assets of the Company legally available therefor and the Liberty Media Group Available Dividend Amount. The provisions of the Company Charter regarding dividends on the TCI Group Common Stock and the Liberty Media Group Common Stock will not change pursuant to the Telephony Group Stock Proposal. However, because the businesses included in the Telephony Group are currently included in the TCI Group, the Telephony Group Stock Proposal would affect the determination of, and could reduce the amount available for dividends under, the TCI Group Available Dividend Amount.


SHARE DISTRIBUTIONS

       Distributions on TCI Group Common Stock.   Under the Telephony Group
Stock Proposal, if at any time after the initial issuance of shares of Telephony Group Common Stock a distribution is to be made with respect to the TCI Group Common Stock in TCI Group Common Stock, Liberty Media Group Common Stock, Telephony Group Common Stock, or any other securities of the Company or any other person (a "share distribution"), such share distribution will be declared and paid only as follows:

              (i) a share distribution consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B TCI Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series B TCI Group Common Stock;


              (ii) a share distribution consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; provided that the sum of (A) the aggregate number of shares of Series A Liberty Media Group Common Stock to be so issued (or the number of such shares which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so issued) and (B) the number of shares of such series that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group (other than Pre-Distribution Convertible Securities (as defined in the Company Charter) and other than Convertible Securities convertible into or exercisable or exchangeable for Committed Acquisition Shares (as defined in the Company Charter)) is less than or equal to the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest;



              (iii) a share distribution consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B Telephony Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series B TCI Group Common Stock; provided that the sum of (A) the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be so issued (or the number of such shares which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so issued) and (B) the number of shares of Series A Telephony Group Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group is less than or equal to the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest; and

              (iv) a share distribution consisting of any class or series of securities of the Company or any other person other than TCI Group Common Stock, Liberty Media Group Common Stock or Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of TCI Group Common Stock, Liberty Media Group Common Stock or Telephony Group Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A TCI Group Common Stock and another class or series of securities to holders of Series B TCI Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B TCI Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock), provided that if the securities so distributed constitute capital stock of a subsidiary of the Company, such rights will not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.


       The change that the provisions of the Telephony Group Stock Proposal described above makes to the existing provisions of the Company Charter relating to share distributions on the TCI Group Common Stock is to permit distributions to be made on the TCI Group Common Stock in shares of Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for Telephony Group Common Stock). Any such distribution would reduce the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest.


       The Company will not reclassify, subdivide or combine the Series A TCI Group Common Stock without reclassifying, subdividing or combining the Series B TCI Group Common Stock, on an equal per share basis, and the Company will not reclassify, subdivide or combine the Series B TCI Group Common Stock without reclassifying, subdividing or combining the Series A TCI Group Common Stock, on an equal per share basis.

       Distributions on Telephony Group Common Stock. If at any time a share distribution is to be made with respect to the Telephony Group Common Stock, such share distribution will be declared and paid only as follows (or as described under "--Conversion and Redemption" with respect to the redemptions and other distributions referred to therein):

              (i) a share distribution consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, on an equal per share basis; or consisting of shares of Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, on an equal per share basis; or consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and, on an equal per share basis, shares of Series B Telephony Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series B Telephony Group Common Stock; and

              (ii) a share distribution consisting of any class or series of securities of the Company or any other person other than as described in the immediately preceding clause (i) and other than TCI Group Common Stock or Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of TCI Group Common Stock or Liberty Media Group Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A Telephony Group Common Stock and another class or series of securities to holders of Series B Telephony Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock), provided that if the securities so distributed constitute capital stock of a subsidiary of the Company, such rights will not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.


       Because under the Amended Charter the Telephony Group is not permitted to have an Inter-Group Interest in either the TCI Group or the Liberty Media Group, no distributions on the Telephony Group Common Stock of shares of TCI Group Common Stock (or related Convertible Securities) or Liberty Media Group Common Stock (or related Convertible Securities) are permitted.


       The Company will not reclassify, subdivide or combine the Series A Telephony Group Common Stock without reclassifying, subdividing or combining the Series B Telephony Group Common Stock, on an equal per share basis, and the Company will not reclassify, subdivide or combine the Series B Telephony Group Common Stock without reclassifying, subdividing or combining the Series A Telephony Group Common Stock, on an equal per share basis.


       Distributions on Liberty Media Group Common Stock. Under the Telephony Group Stock Proposal, the provisions of the Company Charter regarding share distributions on the Liberty Media Group Common Stock would be modified to expressly provide that share distributions on the Liberty Media Group Common Stock consisting of Telephony Group Common Stock (or related Convertible Securities) are not permitted.


CONVERSION AND REDEMPTION


       Conversion at the Option of the Holder. Each share of Series B Telephony Group Common Stock will be convertible, at the option of the holder thereof, into one share of Series A Telephony Group Common Stock. Shares of Series A Telephony Group Common Stock will not be convertible into shares of Series B Telephony Group Common Stock.



       Conversion at the Option of the Company. The Board of Directors may at any time declare that (i) all of the outstanding shares of Series A Telephony Group Common Stock will be converted into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock equal to the Telephony Group Optional Conversion Ratio, and (ii) all of the outstanding shares of Series B Telephony Group Common Stock will be converted into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock equal to the Telephony Group Optional Conversion Ratio. As more fully described below, the Telephony Group Optional Conversion Ratio is the ratio of the private market value of a share of Telephony Group Common Stock determined by appraisal to the public trading price of a share of TCI Group Common Stock.



       Under the Amended Charter, the "Telephony Group Optional Conversion Ratio" means the quotient (calculated to the nearest five decimal places) obtained by dividing (x) the Telephony Group Common Stock Per Share Value by
(y) the average Market Value of one share of Series A TCI Group Common Stock over the 20-Trading Day period ending on the Trading Day preceding the
Appraisal Date.   The Telephony Group Common Stock Per Share Value will equal the quotient obtained by dividing the Telephony Group Private Market Value by the Adjusted Outstanding Shares of Telephony Group Common Stock, which will be determined in the manner provided below.

       The "Telephony Group Private Market Value" means an amount equal to the private market value of the Telephony Group as of the last day of the calendar month preceding the month in which the last of the two appraisers referred to in the immediately following sentence are selected (the last day of such calendar month is hereinafter referred to as the "Appraisal Date"). In the event that the Company determines to establish the Telephony Group Private Market Value, an investment banking firm of recognized national standing will be designated by the Company (the "First Appraiser") and a second investment banking firm of recognized national standing will be designated by a committee of the Board of Directors all of whose members are independent directors as determined under Nasdaq National Market rules (the "Second Appraiser"). The date upon which the last of such appraisers is selected is hereinafter referred to as the "Selection Date." Not later than 20 days after the Selection Date, the First Appraiser and the Second Appraiser will each determine its initial view as to the private market value of the Telephony Group as of the Appraisal Date and will consult with one another with respect thereto. Not later than the 30th day after the Selection Date, the First Appraiser and the Second Appraiser will each have determined its final view as to such private market value. If the higher of the respective final views of the First Appraiser and the Second Appraiser as to such private market value (the "Higher Appraised Amount") is not more than 120% of the lower of such respective final views (the "Lower Appraised Amount"), the Telephony Group Private Market Value (subject to any adjustment described in the second succeeding paragraph) will be the average of those two amounts. If the Higher Appraised Amount is more than 120% of the Lower Appraised Amount, the First Appraiser and the Second Appraiser will agree upon and jointly designate a third investment banking firm of recognized national standing (the "Mutually Designated Appraiser") to determine such private market value. The Mutually Designated Appraiser will not be provided with any of the work of the First Appraiser and the Second Appraiser. The Mutually Designated Appraiser will, no later than the 20th day after the date the Mutually Designated Appraiser is designated, determine such private market value (the "Mutually Appraised Amount"), and the Telephony Group Private Market Value (subject to any adjustment described in the second succeeding paragraph) will be (i) if the Mutually Appraised Amount is between the Lower Appraised Amount and the Higher Appraised Amount, (a) the average of (1) the Mutually Appraised Amount and (2) the Lower Appraised Amount or the Higher Appraised Amount, whichever is closer to the Mutually Appraised Amount, or (b) the Mutually Appraised Amount, if neither the Lower Appraised Amount nor the Higher Appraised Amount is closer to the Mutually Appraised Amount, or (ii) if the Mutually Appraised Amount is greater than the Higher Appraised Amount or less than the Lower Appraised Amount, the average of the Higher Appraised Amount and the Lower Appraised Amount. For these purposes, if any such investment banking firm expresses its final view of the private market value of the Telephony Group as a range of values, such investment banking firm's final view of such private market value will be deemed to be the midpoint of such range of values.

       Each of the investment banking firms referred to in the immediately preceding paragraph will be instructed to determine the private market value of the Telephony Group as of the Appraisal Date based upon the amount a willing purchaser would pay to a willing seller, in an arm's-length transaction, if it were acquiring the Telephony Group, as if the Telephony Group were a publicly traded non-controlled corporation and the purchaser was acquiring all of the capital stock of such corporation and without consideration of any potential regulatory constraints limiting the potential purchasers of the Telephony Group other than that which would have existed if the Telephony Group were a publicly traded non-controlled entity.

       Following the determination of the Telephony Group Private Market Value, the investment banking firms whose final views of the private market value of the Telephony Group were used in the calculation of the Telephony Group Private Market Value will determine the Adjusted Outstanding Shares of Telephony Group Common Stock together with any further appropriate adjustments to the Telephony Group Private Market Value resulting from such determination. The "Adjusted Outstanding Shares of Telephony Group Common Stock" means a number, as determined by such investment banking firms as of the Appraisal Date, equal to the sum of the number of shares of Telephony Group Common Stock outstanding, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest, and the number of shares of Telephony Group Common Stock issuable upon the conversion, exercise or exchange of those Convertible Securities the holders of which would derive an economic benefit from conversion, exercise or exchange of such Convertible Securities which exceeds the economic benefit of not converting, exercising or exchanging such Convertible Securities. The "Telephony Group Common Stock Per Share Value" means the quotient obtained by dividing the Telephony Group Private Market Value by the Adjusted Outstanding Shares of Telephony Group Common Stock, provided that if such investment banking firms do not agree on the determinations provided for in this paragraph, the Telephony Group Common Stock Per Share Value will be the average of the quotients so obtained on the basis of the respective determinations of such firms.

       If the Company determines to convert shares of Series A Telephony Group Common Stock into Series A TCI Group Common Stock and shares of Series B Telephony Group Common Stock into Series B TCI Group Common Stock at the Telephony Group Optional Conversion Ratio, such conversion will occur on a conversion date on or prior to the 120th day following the Appraisal Date. If the Company determines not to undertake such conversion, the Company may at any time thereafter undertake to reestablish the Telephony Group Common Stock Per Share Value as of a subsequent date.

       Any such conversion would dilute the interests of holders of TCI Group Common Stock and would preclude holders of Telephony Group Common Stock from retaining their interest in a security reflecting separately the business of the Telephony Group.


       See Annex IV--Illustration of Certain Terms for an illustration of the conversion of Telephony Group Common Stock into TCI Group Common Stock at the Telephony Group Optional Conversion Ratio.



       Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock. Upon the Disposition in one transaction or a series of related transactions by the Company and its subsidiaries of all or substantially all of the properties and assets of the Telephony Group to any one or more persons, entities or groups, the Company is required, on or prior to the 85th Trading Day following the consummation of such Disposition, to take one of the actions listed in the following paragraph. This requirement does not apply to a Disposition (a) in connection with the Disposition by the Company of all of the Company's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Company, (b) by dividend, other distribution or redemption in accordance with any provision described under "--Dividends," "--Share Distributions," "--Conversion and Redemption--Redemption in Exchange for Stock of Subsidiary" or "--Liquidation Rights," (c) to any person, entity or group which the Company, directly or indirectly, after giving effect to the Disposition, controls or (d) in connection with a Related Business Transaction. For these purposes, "substantially all of the properties and assets of the Telephony Group" means a portion of such properties and assets that represents at least 80% of the then-current market value (as determined by the Board of Directors) of the properties and assets of the Telephony Group as of such date.



       The action the Company is required to take is to either:


       (i) subject to the limitations described above under "--Dividends," declare and pay a dividend in cash and/or securities or other property (other than a dividend or distribution of Common Stock) to the holders of the outstanding shares of Telephony Group Common Stock equally on a share for share basis (subject to the provisions described in the last sentence of the paragraph herein which defines the term "Net Proceeds"), in an aggregate amount equal to the product of the Telephony Group Outstanding Interest Fraction as of the record date for determining the holders entitled to receive such dividend and the Net Proceeds of such Disposition;

       (ii) provided that there are assets of the Company legally available therefor and the Telephony Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof as described in clause (i) of this paragraph, then:


               (A) if such Disposition involves all (not merely substantially all) of the properties and assets of the Telephony Group, redeem all outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for cash and/or securities or other property (other than Common Stock) in an aggregate amount equal to the product of the Telephony Group Outstanding Interest Fraction as of the date of such redemption and the Telephony Group Net Proceeds of such Disposition, such aggregate amount to be allocated (subject to the provisions described in the last sentence of the following paragraph) to shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in the ratio of the number of shares of each such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Telephony Group Common Stock and each share of Series B Telephony Group Common Stock is the same); or



              (B) if such Disposition involves substantially all (but not all) of the properties and assets of the Telephony Group, apply an aggregate amount of cash and/or securities or other property (other than Common Stock) equal to the product of the Telephony Group Outstanding Interest Fraction as of the date shares are selected for redemption and the Telephony Group Net Proceeds of such Disposition to the redemption of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, such aggregate amount to be allocated (subject to the provisions described in the last sentence of the following paragraph) to shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in the ratio of the number of shares of each such series outstanding, with the number of shares of each such series to be redeemed to equal the lesser of (x) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of such series by the average Market Value of one share of Series A Telephony Group Common

       Stock during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition and (y) the number of shares of such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Telephony Group Common Stock and each share of Series B Telephony Group Common Stock is the same); or


       (iii) convert (A) each outstanding share of Series A Telephony Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock and (B) each outstanding share of Series B Telephony Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock, in each case equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Series A Telephony Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock during the ten-Trading Day period referred to in clause (ii)(B) of this paragraph.


        The Company may elect to pay the dividend or redemption price referred to in clause (i) or (ii) of the preceding paragraph either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or other property (other than Common Stock) that the Board of Directors determines will have an aggregate market value on a fully distributed basis, of not less than the amount of the Telephony Group Net Proceeds. If the dividend or redemption price is paid in the form of securities of an issuer other than the Company, the Board of Directors may determine either to (i) pay the dividend or redemption price in the form of separate classes or series of securities, with one class or series of such securities to holders of Series A Telephony Group Common Stock and another class or series of securities to holders of Series B Telephony Group Common Stock, provided that such securities (and, if such securities are convertible into or exercisable or exchangeable for shares of another class or series of securities, the securities so issuable upon such conversion, exercise or exchange) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock), provided that if such securities constitute capital stock of a subsidiary of the Company, such rights will not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, and otherwise such securities will be distributed on an equal per share basis, or (ii) pay the dividend or redemption price in the form of a single class of securities without distinction between the shares received by the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock.



       The Related Business Transaction exception to the foregoing requirements would enable the Company to enter into transactions in which the properties or assets of the Telephony Group may be considered to be "disposed of" in exchange for equity securities of an entity engaged or proposing to engage in similar or complementary business areas to those of the Telephony Group while maintaining the capital structure and delineation of business groups contemplated by the Telephony Group Stock Proposal.

       The option to convert the Telephony Group Common Stock into TCI Group Common Stock in the event of a Disposition provides the Company with additional flexibility by allowing the Company to deliver consideration in the form of shares of TCI Group Common Stock rather than cash or securities or other properties. This alternative could be used, for example, in circumstances when the Company did not have sufficient legally available assets under the DGCL to pay the full amount of an otherwise required dividend or redemption or when the Company desired to retain such proceeds.


       If less than substantially all of the properties and assets of the Telephony Group were disposed of by the Company in one transaction, the Company would not be required to pay a dividend on, redeem or convert the outstanding shares of Telephony Group Common Stock, even if an additional transaction were consummated at a later time in which additional properties and assets of the Telephony Group were disposed of by the Company, which, together with the properties and assets disposed of in the first transaction, would have constituted substantially all of the properties and assets of the Telephony Group at the time of the first transaction, unless such transactions constituted a series of related transactions. The second transaction, however, could trigger such a requirement if, at the time of the second transaction, the properties and assets disposed of in such transaction constituted at least substantially all of the properties and assets of the Telephony Group at such time. If less than substantially all of the properties and assets of the Telephony Group were disposed of by the Company, the holders of the Telephony Group Common Stock would not be entitled to receive any dividend or have their shares redeemed or converted for TCI Group Common Stock, although the Board of Directors could determine, in its sole discretion, to pay a dividend on the Telephony Group Common Stock in an amount related to the proceeds of such Disposition.


       At the time of any dividend made as a result of a Disposition referred to above, the TCI Group will be credited, and the Telephony Group will be charged (in addition to the charge for the dividend paid in respect of outstanding shares of Telephony Group Common Stock), with an amount equal to the product of (i) the aggregate amount paid in respect of such dividend times
(ii) a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction.


       See Annex IV--Illustration of Certain Terms for an illustration of the dividend on or redemption or conversion of Telephony Group Common Stock following the Disposition of all or substantially all of the properties and assets of the Telephony Group.

       Redemption in Exchange for Stock of Subsidiary. At any time at which all of the assets and liabilities attributed to the Telephony Group have become and continue to be held directly or indirectly by any one or more corporations that are Qualifying Subsidiaries (the "Telephony Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the Company legally available therefor, redeem on a pro rata basis, all of the outstanding shares of Telephony Group Common Stock in exchange for an aggregate number of outstanding, fully paid and nonassessable shares of common stock of each Telephony Group Subsidiary equal to the product of the Telephony Group Outstanding Interest Fraction and the number of outstanding shares of common stock of such Telephony Group Subsidiary that are owned by the Company.

       In effecting such a redemption, the Board of Directors may determine either to (i) redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for shares of separate classes or series of common stock of each Telephony Group Subsidiary with relative voting rights and related differences in designation, conversion, redemption and share distribution provisions not greater than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights, or (ii) redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for shares of a single class of common stock of each Telephony Group Subsidiary without distinction between the shares distributed to the holders of the two series of Telephony Group Common Stock.


       See Annex IV--Illustration of Certain Terms for an illustration of the redemption of Telephony Group Common Stock in exchange for common stock of the Telephony Group Subsidiaries.


       Certain Provisions Respecting Convertible Securities. Unless the provisions of any class or series of Convertible Securities which are convertible into or exercisable or exchangeable for shares of Telephony Group Common Stock provide specifically to the contrary, after any conversion date or redemption date on which all outstanding shares of Telephony Group Common Stock were converted or redeemed, any share of Telephony Group Common Stock that is issued on conversion, exercise or exchange of any such Convertible Securities will, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Company or its Board of Directors or the holder of such share of Telephony Group Common Stock, be redeemed in exchange for, to the extent assets of the Company are legally available therefor, the amount of $.01 per share in cash.


       General Conversion and Redemption Provisions. Not later than the 10th Trading Day following the consummation of a Disposition referred to above under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," the Company will announce publicly by press release (i) the Telephony Group Net Proceeds of such Disposition, (ii) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, (iii) the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (iv) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Company will announce publicly by press release which of the actions described in clause (i), (ii) or (iii) of the second paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock" it has irrevocably determined to take.



       If the Company determines to pay a dividend described in clause (i) of the second paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," the Company will, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock a notice setting forth (i) the record date for determining holders entitled to receive such dividend, which will be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition,
(ii) the anticipated payment date of such dividend (which will not be more than 85 Trading Days following the consummation of such Disposition), (iii) the kind of shares of capital stock, cash and/or other securities or property to be distributed in respect of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, (iv) the Telephony Group Net Proceeds of such Disposition, (v) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, and (vi) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A

Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof.



       If the Company determines to undertake a redemption of shares of Telephony Group Common Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Telephony Group as described in clause (ii)(A) of the second paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," the Company will cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock a notice setting forth (i) a statement that all shares of Telephony Group Common Stock outstanding on the redemption date will be redeemed, (ii) the redemption date (which will not be more than 85 Trading Days following the consummation of such Disposition), (iii) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Telephony Group Common Stock outstanding on the redemption date, (iv) the Telephony Group Net Proceeds of such Disposition, (v) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vi) the place or places where certificates for shares of Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property, and (vii) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof. Such notice will be sent not less than 35 Trading Days nor more than 45 Trading Days prior to the redemption date.



       If the Company determines to undertake a redemption of shares of Telephony Group Common Stock following a Disposition of substantially all (but not all) of the properties and assets of the Telephony Group as described in clause (ii)(B) of the second paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," the Company will, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of record of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock a notice setting forth (i) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition which will be the date on which shares of the Telephony Group Common Stock then outstanding will be selected for redemption, (ii) the anticipated redemption date (which will not be more than 85 Trading Days following the consummation of such Disposition), (iii) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Telephony Group Common Stock selected for redemption, (iv) the Telephony Group Net Proceeds of such Disposition, (v) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vi) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof, and (vii) a statement that the Company will not be required to register a transfer of any shares of Telephony Group Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (i) of this sentence. Promptly following the date referred to in clause (i) of the preceding sentence, but not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, the Company will cause to be given to each holder of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be redeemed, a notice setting forth (i) the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock held by such holder to be redeemed, (ii) a statement that such shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock will be redeemed, (iii) the redemption date (which will not be more than 85 Trading Days following the consummation of such Disposition),

(iv) the kind and per share amount of shares of capital stock, cash and/or other securities or property to be received by such holder with respect to each share of such Telephony Group Common Stock to be redeemed, including details as to the calculation thereof, and (v) the place or places where certificates for shares of such Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property. The outstanding shares of Telephony Group Common Stock to be redeemed will be redeemed by the Company pro rata among the holders of Telephony Group Common Stock or by such other method as may be determined by the Board of Directors to be equitable.



       In the event of any conversion as described above under "--Conversion and Redemption--Conversion at the Option of the Company" or "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock," the Company will cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock a notice setting forth (i) a statement that all outstanding shares of Telephony Group Common Stock will be converted, (ii) the conversion date (which will not be more than 85 Trading Days following the consummation of such Disposition in the event of a conversion pursuant to the provisions described under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock" and which will not be more than 120 days after the Appraisal Date in the event of a conversion pursuant to the provisions described under "--Conversion and Redemption--Conversion at the Option of the Company"), (iii) the per share number (or fraction) of shares of Series A TCI Group Common Stock or Series B TCI Group Common Stock, as applicable, to be received with respect to each share of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, including details as to the calculation thereof, (iv) the place or places where certificates for shares of Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement), are to be surrendered, and (v) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof. Such notice will be sent not less than 35 Trading Days nor more than 45 Trading Days prior to the conversion date.



       If the Company determines to redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock as described above under "--Conversion and Redemption--Redemption in Exchange for Stock of Subsidiary," the Company will promptly cause to be given to each holder of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock a notice setting forth (i) a statement that all outstanding shares of Telephony Group Common Stock will be redeemed in exchange for shares of common stock of the Telephony Group Subsidiaries, (ii) the redemption date, (iii) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (iv) the place or places where certificates for shares of Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Telephony Group Subsidiaries, and (v) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B

Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof. Such notice will be sent not less than 35 Trading Days nor more than 45 Trading Days prior to the redemption date.



       In each case in which a notice is required to be given to holders of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in accordance with the preceding five paragraphs (other than a notice to holders of shares selected for redemption), notice shall also be given, within the required time period, to each holder of Convertible Securities that are convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), which notice shall include, in addition to all of the information set forth in the corresponding notice to holders of Telephony Group Common Stock, a statement to the effect that the holders of such Convertible Securities will be entitled to receive the dividend, participate in the redemption of shares following a Disposition or in the selection of shares for redemption, participate in the conversion of shares or participate in the redemption of shares in exchange for stock of the Telephony Group Subsidiaries only if such holder appropriately converts, exercises or exchanges such Convertible Securities on or prior to the record date for the dividend, redemption date, date fixed for selection of shares to be redeemed or conversion date, as applicable, set forth in such notice. In the case of a redemption or conversion of shares of Telephony Group Common Stock, the notice to holders of Convertible Securities shall also state what, if anything, such holders will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, the provision described under "--Conversion and Redemption--Certain Provisions Respecting Convertible Securities" if such holders convert, exercise or exchange such Convertible Securities following the redemption date or conversion date, as applicable.



       All notices required to be given in accordance with the preceding paragraphs will be sent to a holder by first-class mail, postage prepaid, at the holder's address as the same appears on the transfer books of the Company. Neither the failure to mail any notice to any particular holder of Telephony Group Common Stock or of Convertible Securities nor any defect therein will affect the sufficiency thereof with respect to any other holder of outstanding shares of Telephony Group Common Stock or of Convertible Securities, or the validity of any conversion or redemption.


       The Company will not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of Telephony Group Common Stock upon any conversion, redemption, dividend or other distribution described above. In connection with the determination of the number of shares of any class of capital stock that is issuable or the amount of securities that is deliverable to any holder of record upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Company may aggregate the number of shares of Telephony Group Common Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of Telephony Group Common Stock is a fraction, the Company will, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction will be
(i) in the case of any fraction of a share of capital stock of the Company, the product of such fraction and the Market Value of one share of such capital stock and (ii) in the case of any other fractional security, such value as is determined by the Board of Directors.

       No adjustments in respect of dividends will be made upon the conversion or redemption of any shares of Telephony Group Common Stock; provided, however, that if the conversion date or the redemption date with respect to the Telephony Group Common Stock is subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Telephony Group Common Stock at the close of business on such record date will be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the conversion or redemption of such shares or the Company's default in payment of the dividend or distribution due on such date.

       Before any holder of shares of Telephony Group Common Stock will be entitled to receive certificates representing shares of any kind of capital stock or cash and/or securities or other property to be received by such holder with respect to any conversion or redemption of shares of Telephony Group Common Stock, such holder is required to surrender at such place as the Company will specify certificates for such shares, properly endorsed or assigned for transfer (unless the Company waives such requirement). The Company will as soon as practicable after surrender of certificates representing shares of Telephony Group Common Stock deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash and/or securities or other property to which such person is entitled, together with any payment for fractional securities referred to above. If less than all of the shares of Telephony Group Common Stock represented by any one certificate are to be redeemed, the Company will issue and deliver a new certificate for the shares of Telephony Group Common Stock not redeemed. The Company will not be required to register a transfer of (i) any shares of Telephony Group Common Stock for a period of 15 Trading Days next preceding any selection of shares of Telephony Group Common Stock to be redeemed or (ii) any shares of Telephony Group Common Stock selected or called for redemption. Shares selected for redemption may not thereafter be converted pursuant to the provisions described under "--Conversion and Redemption--Conversion at the Option of the Holder."

       From and after any applicable conversion date or redemption date, all rights of a holder of shares of Telephony Group Common Stock that were converted or redeemed will cease except for the right, upon surrender of the certificates representing shares of Telephony Group Common Stock, to receive certificates representing shares of the kind and amount of capital stock or cash and/or securities or other property for which such shares were converted or redeemed, together with any payment for fractional securities, and such holder will have no other or further rights in respect of the shares of Telephony Group Common

Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other property which are reserved or otherwise designated by the Company as being held for the satisfaction of the Company's obligations to pay or deliver any cash, securities or other property upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate that, immediately prior to the applicable conversion date or redemption date for the Telephony Group Common Stock, represented shares of Telephony Group Common Stock will be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Telephony Group Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there will be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the conversion date or redemption date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a conversion date or redemption date, as the case may be, of Telephony Group Common Stock, the Company will, however, be entitled to treat the certificates for shares of Telephony Group Common Stock that have not yet been surrendered for conversion or redemption as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Telephony Group Common Stock represented by such certificates have been converted or redeemed, notwithstanding the failure to surrender such certificates.

       The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of Telephony Group Common Stock. The Company will not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock in a name other than that in which the shares of Telephony Group Common Stock so converted or redeemed were registered and no such issue or delivery will be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

LIQUIDATION RIGHTS


       The Telephony Group Stock Proposal provides that, in the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Stock is entitled, (i) the holders of the shares of TCI Group Common Stock will share equally, on a share for share basis, in a percentage of the funds of the Company remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of W/Z for the 20-Trading Day period ending on the Trading Day prior to the date of the public announcement of such liquidation, dissolution or winding up, (ii) the holders of the shares of Liberty Media Group Common Stock will share equally, on a share for share basis, in a percentage of the funds of the Company remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of X/Z for such 20-Trading Day period and (iii) the holders of the shares of Telephony Group Common Stock will share equally, on a share for share basis, in a percentage of the funds of the Company remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of Y/Z for such 20-Trading Day period, where W is the aggregate Market Capitalization of the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, X is the aggregate Market Capitalization of the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock, Y is the aggregate Market Capitalization of the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, and Z is the aggregate Market Capitalization of the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock. Neither a consolidation, merger nor sale of assets will be construed to be a "liquidation," "dissolution" or "winding up" of the Company. Under the present terms of the Company Charter, the funds of the Company remaining for distribution to its common stockholders following the liquidation, dissolution or winding up of the Company would be allocated between the TCI Group Common Stock and the Liberty Media Group Common Stock based upon the average daily ratio (expressed as a decimal), for the same Trading Day period prior to the public announcement of such liquidation, dissolution or winding up, of the Market Capitalization of the TCI Group Common Stock or Liberty Media Group Common Stock, as applicable, to the aggregate Market Capitalization of the TCI Group Common Stock and the Liberty Media Group Common Stock. The "Market Capitalization" of any class or series of capital stock of the Company on any trading day means the product of (i) the Market Value of one share of such class or series on such trading day and (ii) the number of shares of such class or series outstanding on such trading day.


       No holder of Telephony Group Common Stock will have any special right to receive specific assets of the Telephony Group in the case of any dissolution, liquidation or winding up of the Company.

DETERMINATIONS BY THE BOARD OF DIRECTORS

       The Amended Charter will provide that any determinations made by the Board of Directors under any provision described under "Description of Telephony Group Common Stock and Effects on Existing Common Stock" will be final and binding on all stockholders of the Company, except as may otherwise be required by law. Such a determination would not be binding if it were established that the determination was made in breach of a fiduciary duty of the Board of Directors. See "Factors to be Considered--Fiduciary Duties of the Board of Directors Are to All Stockholders Regardless of Class or Series." The Company will prepare a statement of any such determination by the Board of Directors respecting the fair market value of any properties, assets or securities and will file such statement with the Secretary of the Company.

PREEMPTIVE RIGHTS

       Under the Telephony Group Stock Proposal, the holders of the TCI Group Common Stock, Liberty Media Group Common Stock and Telephony Group Common Stock will not have any preemptive rights to subscribe for any additional shares of capital stock or other obligations convertible into or exercisable for shares of capital stock that may hereafter be issued by the Company.


CERTAIN DEFINITIONS



       As used in this Proxy Statement, the following terms have the meanings specified below:



       "Convertible Securities" means any securities of the Company (other than any series of Common Stock) that are convertible into, exchangeable for or evidence the right to purchase any shares of any series of Common Stock, whether upon conversion, exercise or exchange, pursuant to anti-dilution provisions of such securities or otherwise.



       "Disposition" means the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets.



       The "Liberty Media Group Available Dividend Amount," as of any date, means the product of the Liberty Media Group Outstanding Interest Fraction and either (i) the excess of (a) an amount equal to the total assets of the Liberty Media Group less the total liabilities (not including preferred stock) of the Liberty Media Group as of such date over (b) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Liberty Media Group Common Stock and each class or series of Preferred Stock attributed to the Liberty Media Group or (ii) in case there is no such excess, an amount equal to Company Earnings (Loss) Attributable to the Liberty Media Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year. The "Company Earnings (Loss) Attributable to the Liberty Media Group," for any period, means the net earnings or loss of the Liberty Media Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Liberty Media Group for such period as presented in the combined financial statements of the Liberty Media Group for such period, including income and expenses of the Company attributed to the operations of the Liberty Media Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes. The Liberty Media Group Available Dividend Amount is intended to be similar to the amount that would be legally available for the payment of dividends on the Liberty Media Group Common Stock under the DGCL if the Liberty Media Group were a separate Delaware corporation.



       "Market Value" of a share of any class or series of capital stock of the Company on any day means the average of the high and low reported sale prices regular way of a share of such class or series on such day (if such day is a trading day, and if such day is not a trading day, on the trading day immediately preceding such day) or in case no such reported sale takes place on such trading day the average of the reported closing bid and asked prices regular way of a share of such class or series on such trading day, in either case on the Nasdaq National Market, or if the shares of such class or series are not quoted on the Nasdaq National Market on such trading day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such trading day as furnished by any New York Stock Exchange member firm selected from time to time by the Company, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such trading day, the market value of a share of such class or series as determined by the Board of Directors; provided, that for purposes of determining the ratios described under "--Conversion and Redemption--Conversion at the Option of the Company", "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock" and "--Liquidation Rights," (a) the "Market Value" of a share of any series of Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such series of Common Stock will be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board of Directors and (b) the "Market Value" of a share of any series of Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such series of Common Stock or (ii) the "ex" date or any similar date for any dividend or distribution with respect to any such series of Common Stock in shares of such series of Common Stock, will be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.



       A "Related Business Transaction" means any Disposition of all or substantially all of the properties and assets of a Group in which the Company receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, convertible securities, partnership or limited partnership interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets and properties of the applicable Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets and properties of the applicable Group or a third party issuer, which purchaser, acquiror or other issuer is engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the applicable Group prior to such Disposition, as determined in good faith by the Board of Directors.



       The "TCI Group Available Dividend Amount," as of any date, means either
(i) the excess of (a) an amount equal to the total assets of the TCI Group less the total liabilities (not including preferred stock) of the TCI Group as of such date over (b) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of TCI Group Common Stock and each class or series of Preferred Stock attributed to the TCI Group or (ii) in case there is no such excess, an amount equal to the Company Earnings (Loss) Attributable to the TCI Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year. "Company Earnings (Loss) Attributable to the TCI Group," for any period, means the net earnings or loss of the TCI Group for such period determined on a basis consistent with the determination of the net earnings or loss of the TCI Group for such period as presented in the combined financial statements of the TCI Group for such period, including income and expenses of the Company attributed to the operations of the TCI Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes. The TCI Group Available Dividend Amount is intended to be similar to the amount that would be legally available for the payment of dividends on the TCI Group Common Stock under the DGCL if the TCI Group were a separate Delaware corporation.



       "Telephony Group Inter-Group Interest Fraction," as of any date, shall mean a fraction the numerator of which is the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date and (b) the aggregate number of shares of Telephony Group Common Stock outstanding as of such date.



       "Telephony Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Telephony Group, an amount, if any, equal to the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by TCI in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (i) or (ii), respectively, of the second paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock" (or which would have been payable but for the utilization of tax benefits attributable to the TCI Group or the Liberty Media Group), (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Telephony Group, including, without limitation, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Telephony Group. For purposes of this definition, any properties and assets of the Telephony Group remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as can be supported by such properties and assets. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property, including for the purpose of determining the equivalent value thereof if the Board of Directors determines to pay a dividend or redemption price in cash or securities or other property as provided in the third paragraph under "--Conversion and Redemption--Mandatory Dividend, Redemption or Conversion of Telephony Group Common Stock".



       "Telephony Group Outstanding Interest Fraction," as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Telephony Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Telephony Group Common Stock outstanding on such date and (b) the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date.


INTER-GROUP INTEREST IN THE TELEPHONY GROUP


       Currently, all of the investments attributed to the Telephony Group are part of the TCI Group and the Company's equity in and share of losses of the entities in which such investments are held are reflected in their entirety in the combined financial statements of the TCI Group. Upon effectiveness of the Telephony Group Stock Proposal, these investments will cease to be attributed to the TCI Group; however, until shares of Telephony Group Common Stock are issued, the TCI Group Common Stock will continue to be intended to reflect all of the common stockholders' equity value of the Company attributed to the Telephony Group -- i.e., the Inter-Group Interest of the TCI Group in the Telephony Group will initially be 100% -- in addition to the separate performance of all businesses of the Company not included in the Liberty Media Group or the Telephony Group. At such time as shares of Telephony Group Common Stock are first issued, the Company's equity in and share of losses of the entities in which the investments attributed to the Telephony Group are held will be reflected in the separate combined financial statements of the Telephony Group and will cease to be reflected in the combined financial statements of the TCI Group, except to the extent of the then Inter-Group Interest, as adjusted to reflect such issuance, and as appropriate in accordance with generally accepted accounting principles.



       Prior to the issuance of any shares of Telephony Group Common Stock, the Board of Directors will designate the number of shares of the aggregate 825 million authorized shares of Telephony Group Common Stock that are deemed to represent the then Inter-Group Interest (i.e., 100% of the common stockholders' equity value of the Company attributable to the Telephony Group), and such number will represent the initial Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest. Authorized shares of Telephony Group Common Stock in excess of the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest and the outstanding shares of Telephony Group Common Stock will be available for issuance as additional equity for the Telephony Group. Shares of Telephony Group Common Stock sold in the initial offering will not include shares attributed to the Inter-Group Interest.



       As shares of Telephony Group Common Stock are offered and sold from time to time by the Company, the Company will identify (i) the number of shares of Telephony Group Common Stock offered and sold that represent the Inter-Group Interest, if any, the sale of which shares will reduce the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest on a share-for-share basis and the net proceeds of which sale will be reflected entirely in the combined financial statements of the TCI Group, and (ii) the number of such shares that represent an additional equity interest in the Telephony Group, the sale of which shares will reduce the Available Shares and the net proceeds of which sale will be reflected entirely in the combined financial statements of the Telephony Group. The authorized shares of Telephony Group Common Stock in excess of the total number of shares outstanding will be available for issuance or sale without further approval by the Company's stockholders and may be issued at any time at prices that would dilute the
value of the outstanding shares of Telephony Group Common Stock.   The Board of
Directors expects to make such determination, in its sole discretion, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the relative levels of internally generated cash flow of the Groups, the capital expenditure plans of and investment opportunities available to the Groups, the long-term business prospects for the Groups and the availability, cost and time associated with alternative financing sources. See "Factors to be Considered--Fiduciary Duties of the Board of Directors Are to All Stockholders Regardless of Class or Series." For illustrations of the effects of the issuance of shares of Telephony Group Common Stock, see Annex IV--Illustration of Certain Terms..

       The TCI Group's Inter-Group Interest in the Telephony Group would be increased if a subsequent transfer of cash or other property from the TCI Group to the Telephony Group is specifically designated by the Board of Directors as being made to increase such Inter-Group Interest (in contrast to transfers made for other consideration such as transfers as loans or in purchase and sale transactions) or if outstanding shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group. In structuring the terms of the Telephony Group Stock Proposal, the Board of Directors determined that the Telephony Group should not be permitted to create an interest in either the TCI Group or the Liberty Media Group corresponding to the Inter-Group Interest, and the Company Charter likewise does not permit the Liberty Media Group to create an interest in the Telephony Group or the TCI Group corresponding to the Inter-Group Interest. In making these determinations, the Board of Directors concluded that an interest corresponding to the Inter-Group Interest held by the Telephony Group in either the TCI Group or the Liberty Media Group could influence adversely the ability of the Telephony Group Common Stock to reflect the separate performance of the Telephony Group, and that an interest corresponding to an Inter-Group Interest held by the Liberty Media Group in the Telephony Group could influence adversely the ability of the Liberty Media Group Common Stock to reflect the separate performance of the Liberty Media Group.


       In general, if the TCI Group's Inter-Group Interest in the Telephony Group is increased by a transfer of funds or other assets from the TCI Group to the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased by an amount determined by dividing the amount of funds or value of the assets transferred by the Market Value of a share of Series A Telephony Group Common Stock as of the date of such transfer. Any decrease in the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest resulting from a transfer of funds or other assets from the Telephony Group to the TCI Group determined by the Board of Directors to be made in respect of such a decrease would be similarly calculated. To the extent outstanding shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would increase on a share-for-share basis. Shares of Telephony Group Common Stock purchased with funds attributed to the TCI Group which remain outstanding (as a result of being held by a subsidiary included in the TCI Group) would not increase its Inter-Group Interest in the Telephony Group but would represent an outstanding interest in the common stockholders' equity value of the Company attributable to the Telephony Group. Similarly, shares of Telephony Group Common Stock purchased with funds attributed to the Liberty Media Group which remain outstanding would not create an interest in the Telephony Group corresponding to the Inter-Group Interest, but would represent an outstanding interest in the common stockholders' equity value of the Company attributable to the Telephony Group. The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest will also (a) be adjusted from time to time as appropriate to reflect
(i) subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Telephony Group Common Stock, (ii) dividends or distributions payable in shares of Telephony Group Common Stock to holders of Telephony Group Common Stock and (iii) reclassifications of Telephony Group Common Stock and (b) be decreased by the number of shares of Telephony Group Common Stock (i) issued upon conversion or exercise of Convertible Securities that are not attributed to the Telephony Group or (ii) issued by the Company as a dividend or distribution or by reclassification or exchange to holders of TCI Group Common Stock. The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be represented by outstanding shares of Telephony Group Common Stock and would have no voting rights.


       The "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest" means the number of shares of Telephony Group Common Stock that could be issued or sold by the Company for the account of the TCI
Group in respect of its Inter-Group Interest in the Telephony Group.   The
"Telephony Group Outstanding Interest Fraction" means the percentage interest in the common stockholders' equity value of the Company attributable to the Telephony Group that is represented at any time by the outstanding shares of Telephony Group Common Stock, and the "Telephony Group Inter-Group Interest Fraction" means any remaining percentage interest in the common stockholders' equity value of the Company attributable to the Telephony Group that is attributed to the TCI Group and represented by the Inter-Group Interest. The sum of the Telephony Group Outstanding Interest Fraction and the Telephony Group Inter-Group Interest Fraction would always equal 100%. The full definitions of "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest," "Telephony Group Outstanding Interest Fraction" and "Telephony Group Inter-Group Interest Fraction" are set forth in Annex II.


       The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be represented by outstanding shares of Telephony Group Common Stock and, therefore, would not be entitled to any voting rights. In addition, outstanding shares of Telephony Group Common Stock that are held by majority-owned subsidiaries of the Company (as to which the Company owns a majority of the shares entitled to vote in the election of directors) would not, in accordance with the DGCL, be entitled to vote on matters presented to stockholders or be counted for quorum purposes. Accordingly, the Company will not have any voting rights with respect to any Inter-Group Interest in the Telephony Group, and the outcome of any vote of the Telephony Group Common Stock would be determined by the holders of the outstanding shares of Telephony Group Common Stock (excluding any shares held by such majority-owned subsidiaries of the Company).

       For financial reporting purposes, shares of Telephony Group Common Stock acquired by consolidated subsidiaries of the Company included in the TCI Group which remain outstanding following such acquisition would be combined with the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest and reported as the TCI Group's investment in the Telephony Group.
Any differences between such reported investment and the TCI Group's Inter-Group Interest in the Telephony Group would be reconcilable by adding to such Inter-Group Interest the number of outstanding shares of Telephony Group Common Stock held by consolidated subsidiaries of the Company. Because these shares would still be outstanding for purposes of the receipt of dividends and payment of redemption or liquidation amounts, the TCI Group would obtain substantially the same economic benefits from such outstanding shares as it would have received had such shares been retired or otherwise ceased to be outstanding following their purchase and added to the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest.


       Whenever additional shares of Telephony Group Common Stock are issued or sold by the Company for the account of the TCI Group in respect of a reduction in its Inter-Group Interest in the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would decrease on a share-for-share basis and the Telephony Group Inter-Group Interest Fraction would decrease and the Telephony Group Outstanding Interest Fraction would increase accordingly. If the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest is reduced to zero as a result of any combination of one or more of such issuances or sales, shares of Telephony Group Common Stock could no longer be issued or sold by the Company for the account of the TCI Group unless a further Inter-Group Interest in the Telephony Group is subsequently created. If the net proceeds of any issuance or sale by the Company of Telephony Group Common Stock are allocated to the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be reduced, but the Telephony Group Inter-Group Interest Fraction would decrease and the Telephony Group Outstanding Interest Fraction would increase accordingly.


       If the Board of Directors determines to issue or deliver shares of Telephony Group Common Stock as a distribution on the TCI Group Common Stock, such distribution would be treated as a distribution of shares issuable with respect to the TCI Group's Inter-Group Interest in the Telephony Group, and as a result, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would decrease by the number of shares distributed to the holders of TCI Group Common Stock, resulting in a proportionate decrease in the Telephony Group Inter-Group Interest Fraction and increase in the Telephony Group Outstanding Interest Fraction.


       If shares of Telephony Group Common Stock are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would increase on a share-for-share basis and the Telephony Group Inter-Group Interest Fraction would increase and the Telephony Group Outstanding Interest Fraction would decrease accordingly. If the purchase of shares of Telephony Group Common Stock were made with funds attributed to the Telephony Group, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be increased, but the Telephony Group Inter-Group Interest Fraction would increase and the Telephony Group Outstanding Interest Fraction would decrease accordingly. The Board of Directors would, in its sole discretion, determine whether purchases of Telephony Group Common Stock should be made with consideration attributed to the TCI Group or the Telephony Group, by considering such factors as it deems relevant, including, without limitation, the needs of the Company, the relative levels of internally generated cash flow of the Groups, the capital expenditure plans of the Groups, the investment opportunities available to the Groups, the long-term business prospects for the Groups and the availability, cost and time associated with alternative financing sources.



       The Board of Directors could, in its sole discretion, determine from time to time to have the Company contribute cash or other property of the TCI Group as additional equity to the Telephony Group, which would increase the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest by the number determined by dividing the amount of such cash or the fair value (as determined by the Board of Directors) of such property by the Market Value of one share of Series A Telephony Group Common Stock as of the date of such contribution. In such event, the Telephony Group Inter-Group Interest Fraction will increase and the Telephony Group Outstanding Interest Fraction will decrease accordingly. The Board of Directors could, in its sole discretion, also determine from time to time to transfer cash or other property of the Telephony Group from the Telephony Group to the TCI Group in respect of a reduction in its Inter-Group Interest in the Telephony Group, in which case the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be decreased by the number determined by dividing the amount of such cash or the fair value (as determined by the Board of Directors) of such property by the Market Value of one share of Series A Telephony Group Common Stock as of the date of such contribution. In such event, the Telephony Group Inter-Group Interest Fraction would decrease and the Telephony Group Outstanding Interest Fraction would increase accordingly. The Board of Directors could, in its sole discretion, determine to make contributions or other transfers referred to in this paragraph after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions.



       In the event of any dividend or other distribution paid or distributed in respect of the outstanding shares of Telephony Group Common Stock (other than in shares of Telephony Group Common Stock, which will result in an adjustment to the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as described above), the TCI Group will be credited, and the Telephony Group will be charged (in addition to the charge for such dividend or other distribution paid upon outstanding shares), with an amount equal to the product of (i) the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Common Stock (including any dividend of Telephony Group Net Proceeds from the Disposition of all or substantially all of the assets and properties of the Telephony Group), times (ii) a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction.



       See Annex IV--Illustration of Certain Terms for illustrations of the calculation of the TCI Group's Inter-Group Interest in the Telephony Group and the effects thereon of dividends on, and the sale or purchase of, shares of Telephony Group Common Stock and contributions of cash or other property of the TCI Group to the Telephony Group.


DIVIDEND POLICY


       The Company has never paid cash dividends on its Common Stock. The Board of Directors does not currently intend to pay dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock or, if the Telephony Group Stock Proposal is approved, the Telephony Group Common Stock. However, the Board of Directors reserves the right to pay such dividends at any time and from time to time out of funds legally available therefor.


       Any decision to pay dividends in the future will depend on the financial condition, results of operations and business requirements of the Company as a whole. Any future dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock would be paid on such basis as the Board of Directors determines, subject to the provisions described under "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Dividends." In making its determination, the Board of Directors expects to follow a policy under which it will consider, among other factors, the relative financial condition, results of operations and business requirements of the respective Groups. See Annex V for the Consolidated Financial Information of the Company, the Combined Financial Information of the Telephony Group and the Combined Financial Information of the TCI Group.

       For information concerning dividends on the TCI Group Common Stock, the Liberty Media Group Common Stock and the Telephony Group Common Stock, see "Description of Telephony Group Common Stock and Effects on Existing Common Stock--Dividends."

STOCK TRANSFER AGENT AND REGISTRAR

       The Bank of New York will act as transfer agent and registrar for the Telephony Group Common Stock upon issuance thereof.

INCLUSION IN NASDAQ NATIONAL MARKET

       The Company anticipates applying for inclusion of the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock in the Nasdaq National Market. The Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock will continue to be included in the Nasdaq National Market under the symbols "TCOMA," "TCOMB," LBTYA" and "LBTYB," respectively.

CERTAIN  FEDERAL INCOME TAX CONSIDERATIONS

       The following summary of the material Federal income tax consequences of the Telephony Group Stock Proposal is based on the opinion of Baker & Botts, L.L.P., counsel to the Company, and Baker & Botts, L.L.P. has advised the Company that this summary accurately describes such material consequences. The discussion is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), Treasury Department regulations, published positions of the Service and court decisions now in effect, all of which are subject to change. In particular, Congress could enact legislation affecting the treatment of stock with characteristics similar to the Telephony Group Common Stock, or the Treasury Department could change the current law in future regulations, including regulations issued pursuant to its authority under
Section 337(d) of the Code (granting the Treasury regulatory authority with respect to the proper tax treatment of corporate distributions of appreciated property to shareholders). Any further legislation or regulations could be enacted or promulgated so as to apply retroactively to the Telephony Group Stock Proposal. However, upon advice of counsel, the Company believes that, as a practical matter, it is unlikely that such legislation or regulations would apply retroactively to the Telephony Group Common Stock. The discussion contained herein and counsel's opinion are based on the assumption that the Telephony Group Stock Proposal will be implemented as described herein.

       The Company has not applied for an advance tax ruling from the Service because the Service has announced that it will not issue advance rulings on the classification of stock with characteristics similar to the Telephony Group Common Stock.

       IT IS IMPORTANT TO NOTE THAT THE OPINION OF COUNSEL DESCRIBED HEREIN IS BASED UPON THE LAW IN EFFECT AS OF THE DATE HEREOF. THE TELEPHONY GROUP STOCK PROPOSAL CONTEMPLATES THE POSSIBILITY OF THE PASSAGE OF TIME BETWEEN THE DATE HEREOF AND THE ISSUANCE OF SHARES OF TELEPHONY GROUP COMMON STOCK. THEREFORE, THE COMPANY WILL SEEK APPROPRIATE ADVICE FROM ITS COUNSEL TO UPDATE THIS OPINION PRIOR TO THE INITIAL ISSUANCE OF SUCH SHARES.

TAX IMPLICATIONS TO STOCKHOLDERS

       This discussion addresses those stockholders who will hold Telephony Group Common Stock and/or TCI Group Common Stock as capital assets within the meaning of Section 1221 of the Code. This discussion is included for general information only. It does not discuss all aspects of Federal income taxation that could be relevant to a stockholder in light of such stockholder's particular tax circumstances and does not apply to certain types of stockholders who could be subject to special treatment under the Federal income tax laws. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE APPLICATION OF THE FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS TO THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS TO WHICH THEY COULD BE SUBJECT.

       Distribution and Receipt of Telephony Group Common Stock. Following approval by stockholders of the Telephony Group Stock Proposal, the Company currently intends, subject to prevailing market and other conditions, to offer shares of Series A Telephony Group Common Stock for cash in an initial public offering. Additional shares of Telephony Group Common Stock could be offered in the future for cash in one or more public offerings or issued as a distribution to the holders of TCI Group Common Stock on a pro rata basis; and the Company may, from time to time, issue shares of Telephony Group Common Stock for other corporate purposes.

       In the opinion of counsel, the Telephony Group Common Stock should be treated as stock of the Company for Federal income tax purposes. Therefore, counsel is also of the opinion that in the event of a future distribution of the Telephony Group Common Stock by the Company to the holders of TCI Group Common Stock, such distribution should, in the absence of special circumstances, constitute a stock dividend and be tax-free under Section 305 of the Code if the various requirements of Section 305 are met in the particular transaction. If such a distribution of Telephony Group Common Stock is so treated, the basis each stockholder has in the TCI Group Common Stock with respect to which the Telephony Group Common Stock is distributed would be allocated between such TCI Group Common Stock and the Telephony Group Common Stock received in proportion to the respective fair market values of each. The holding period of the Telephony Group Common Stock would include the holding period of the TCI Group Common Stock with respect to which it is distributed, assuming that the TCI Group Common Stock is held as a capital asset on the date of distribution.

       Although it is counsel's opinion that any future distribution of Telephony Group Common Stock should generally not result in the recognition of any income, gain or loss by stockholders, there are no Federal income tax regulations, court decisions or published rulings of the Service bearing directly on stock with characteristics of the Telephony Group Common

Stock, particularly the dividend and liquidation features. In addition, the Service announced during 1987 that it was studying the Federal income tax consequences of stock which has certain voting and liquidation rights in an issuing corporation, but whose dividend rights are determined by reference to the earnings and profits of a segregated portion of the issuing corporation's assets, and that it would not issue any advance rulings regarding such stock. In 1995, the Service withdrew the characterization of such stock from its list of matters under consideration but reiterated that it would not issue advance rulings regarding such stock. In the absence of such a ruling, there is a risk that the Service could assert that the Telephony Group Common Stock does not constitute stock of the Company but is other property.

       If the Telephony Group Common Stock were treated as property other than stock of the Company, any future distribution of the Telephony Group Common Stock to holders of TCI Group Common Stock could be taxed as a dividend to stockholders in an amount equal to the fair market value of the Telephony Group Common Stock on the date received. If the distribution is so taxed, shareholders would generally have a tax basis in the Telephony Group Stock equal to such fair market value on receipt.

       Sale or Exchange of Common Stock. Upon a stockholder's taxable sale or exchange of the Telephony Group Common Stock, such stockholder would recognize gain or loss equal to the difference between (i) any cash received plus the fair market value of any other consideration received and (ii) the tax basis of the stock sold or exchanged. Such tax basis would, in the case of a purchase of the stock, be the amount paid therefore or, if received in a distribution, would be determined in the manner described above under "--Tax Implications to Stockholders--Distribution and Receipt of Telephony Group Common Stock."

       Should the Company redeem the Telephony Group Common Stock in the future by distributing shares of the Telephony Group Subsidiaries in exchange therefor, it intends to do so in a manner that such redemption will be tax free under Section 355 of the Code. If such redemption does not qualify under
Section 355 of the Code, then the holders of the Telephony Group Common Stock could, depending upon their individual circumstances, either (a) recognize gain on the redemption in an amount equal to the difference between the fair market value of the Telephony Group Subsidiaries stock received and the stockholders' tax basis in their shares being redeemed or (b) be treated as having received a taxable dividend in an amount equal to the fair market value of the received Telephony Group Subsidiaries stock.

       The excess of net long-term capital gains over net short-term capital loss could be taxed at a rate lower than ordinary income for certain noncorporate taxpayers. A capital gain is long-term if the asset is held for more than one year and is short-term if held for one year or less. The distinction between capital gain or loss and ordinary income is also relevant for purposes of, among other things, the limitation on the deductibility of capital losses.


       Dividends. Dividend payments received by a holder of Telephony Group Common Stock who is not a Nonresident Alien (as defined below) will be taxable at ordinary income rates to the extent of the current and accumulated earnings and profits of the Company, then as a return of basis of the Telephony Group Common Stock of the holder, then as capital gain. Corporate shareholders would generally be eligible for a dividends deduction with respect to the distribution.


       Conversion. If the Telephony Group Common Stock is treated as stock of the Company as discussed above, a conversion of such stock into TCI Group Common Stock pursuant to the terms of the Telephony Group Stock Proposal should constitute a tax free exchange. However, it is not clear that an exchange of shares of Telephony Group Common Stock for shares of TCI Group Common Stock, or shares of TCI Group Common Stock for shares of Telephony Group Common Stock, would constitute a tax free exchange under the Code.

       Adjustments to Convertible Securities. In the event of a future distribution by the Company of Telephony Group Common Stock to holders of TCI Group Common Stock, any outstanding Convertible Securities convertible into, or exercisable or exchangeable for, TCI Group Common Stock will, on the effective date of such distribution, either become convertible into, or exercisable or exchangeable for, a combination of TCI Group Common Stock and Telephony Group Common Stock, or into an increased amount of TCI Group Common Stock. To the extent that the conversion right, or exercise right or exchange right of such Convertible Securities is adjusted pursuant to their terms only as necessary to prevent dilution, such adjustment should not be deemed a taxable stock distribution to holders of the Convertible Securities.


       Nonresident Alien Holders. Dividend payments received by a holder of Telephony Group Common Stock who is a Nonresident Alien (as defined below) would be subject to United States Federal withholding tax unless a treaty exemption applies or the Nonresident Alien otherwise establishes an exemption. A Nonresident Alien holder would not be subject to United States Federal income or withholding tax on any gain realized on the taxable sale or exchange of any such stock, unless (A) such gain was effectively connected with a United States trade or business of the Nonresident Alien, (B) the Nonresident Alien was an individual who had been present in the United States for a period or periods of 183 days or more during the taxable year and certain other conditions were met or (C) the stock sold or exchanged was a "United States Real Property Interest" as defined in Section 897(c)(1) of the Code at any time during the five years prior to the sale or exchange of the stock or at any time during the time that the Nonresident Alien held such stock, whichever time was shorter.

The Telephony Group Common Stock sold or exchanged would be a United States Real Property Interest only if, at any time during the five years prior to the sale or exchange of such stock, or at any time during the period that the Nonresident Alien held such stock, whichever time was shorter, the Company had been a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code and the Nonresident Alien owned directly or indirectly more than 5% of such series of Telephony Group Common Stock. The Company believes that it is not, has not been and will not become a "United States real property holding corporation" for Federal income tax purposes.

       A "Nonresident Alien" is any person who, for Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary or a foreign estate or trust, or a foreign partnership that includes as a member any of the foregoing persons.


       Backup Withholding. Certain noncorporate holders of Telephony Group Common Stock could be subject to backup withholding at a rate of 31% on the payment of dividends on such stock. Backup withholding will apply only if the holder (i) failed to furnish its Taxpayer Identification Number ("TIN"), which, for an individual, is his or her Social Security number, (ii) furnished an incorrect TIN, (iii) was notified by the Service that it had failed to properly report payments of interest or dividends or (iv) under certain circumstances, failed to certify under penalties of perjury that it (x) had furnished a correct TIN and (y) had not been notified by the Service that it had failed to properly report payments of interest or dividends. Stockholders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedures for obtaining such an exemption if applicable.


       The amount of any backup withholding on a payment to a holder of Telephony Group Common Stock would be allowed as a credit against such stockholder's Federal income tax liability and could entitle such stockholder to a refund, provided that the required information was furnished to the Service.

TAX IMPLICATIONS TO THE COMPANY

       As noted above, in the opinion of counsel, the Telephony Group Common Stock should be treated as stock of the Company for federal income tax purposes. Accordingly, no gain or loss should be recognized by the Company on the sale of Telephony Group Common Stock or on any subsequent distribution of such stock to holders of TCI Group Common Stock. If, however, the Telephony Group Common Stock were treated as property other than stock of the Company, the Company could recognize gain on the distribution or sale of Telephony Group Common Stock in an amount equal to the difference between the fair market value of such distributed stock, or the proceeds received therefrom in the case of a sale, and its tax basis in the hands of the Company, which basis would probably be zero. If the Telephony Group Common Stock is treated as stock of a subsidiary of the Company, and not as stock of the Company, the Telephony Group could, depending upon the amount of stock issued, be treated as not includable in the Company's consolidated federal income tax return. If so treated, any dividends paid or deemed paid to the Company by the Telephony Group would be taxed to the Company.


EXISTING CAPITAL STOCK



        Pursuant to the Telephony Group Stock Proposal, the authorized shares of Common Stock would increase; two new series of Common Stock, designated Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, would be authorized, and certain of the rights and powers of the TCI Group Common Stock and the Liberty Media Group Common Stock would be changed. Each series of Common Stock and each class and series of Preferred Stock currently outstanding will remain authorized following approval of the Telephony Group Stock Proposal.


       The Company is currently authorized to issue 2,725,000,000 shares of Common Stock, of which 1,750,000,000 shares are designated Series A TCI Group Common Stock, 150,000,000 shares are designated Series B TCI Group Common Stock, 750,000,000 shares are designated Series A Liberty Media Group Common Stock and 75,000,000 shares are designated Series B Liberty Media Group Common Stock.


       As of October 31, 1996, 579,395,742 shares of Series A TCI Group Common Stock, 84,663,501 shares of Series B TCI Group Common Stock, 227,819,597 shares of Series A Liberty Media Group Common Stock (after giving effect to the LibertyStock Distribution) and 21,191,669 shares of Series B Liberty Media Group Common Stock (in each case net of shares held in treasury) had been issued and were outstanding and 100,524,365 shares of Series A TCI Group Common Stock were held by subsidiaries of the Company. As of that date, 119,320,915 shares of Series A TCI Group Common Stock and 31,263,022 shares of Series A Liberty Media Group Common Stock (after giving effect to the Liberty Stock Distribution) were reserved for issuance upon conversion, exchange or exercise of outstanding convertible or exchangeable securities and options. In addition, TCI has reserved a number of shares of Series A TCI Group Common Stock equal to the number of shares of Series B TCI Group Common Stock outstanding, and a number of shares of Series A Liberty Media Group Common Stock equal to the number of shares of Series B Liberty Media Group Common Stock outstanding, in either case for issuance upon conversion, at the option of the holder, of the Series B TCI Group Common Stock and Series B Liberty Media Group Common Stock, respectively. Additionally, subsidiaries of the Company own shares of the Company's Convertible Redeemable Participating Preferred Stock, Series F (the "Series F Preferred Stock"), which are convertible in the aggregate into 358,323,046 shares of Series A TCI Group Common Stock. For a more complete description of the existing terms of the TCI Group Common Stock and the Liberty Media Group Common Stock, reference is made to the Company's Registration Statement on Form 8-A dated July 11, 1995, as amended by Amendment No. 1 dated September 29, 1995 and Amendment No. 2 dated October 25, 1995, filed by the Company with the SEC under the Exchange Act, and to the Company Charter. See "ADDITIONAL INFORMATION".



       Of the 52,375,096 shares of Preferred Stock authorized by the Company Charter, 700,000 shares are designated Class A Preferred Stock, par value $0.01 per share (the "Class A Preferred Stock"), 1,675,096 shares are designated Class B Preferred Stock and 50,000,000 shares are designated as Series Preferred Stock, issuable in series. Of the Series Preferred Stock, 80,000 shares are designated as Series C Preferred Stock, 1,000,000 shares are designated as Convertible Preferred Stock, Series D (the "Series D Preferred Stock"), 400,000 shares are designated as Redeemable Convertible Preferred Stock, Series E (the "Series E Preferred Stock"), 500,000 shares are designated as Series F Preferred Stock, 7,259,380 shares are designated as Series G Preferred Stock and 7,259,380 shares are designated as Series H Preferred Stock. All of the shares of Class A Preferred Stock have previously been redeemed and retired and may not be reissued, thereby reducing the number of authorized shares of Preferred Stock. All of the shares of Series E Preferred Stock have previously been redeemed and retired, with the effect that such shares have been restored to the status of authorized and unissued shares of Series Preferred Stock, may be reissued as shares of another series of Series Preferred Stock, but may not be reissued as Series E Preferred Stock.

       As of October 31, 1996, 1,620,026 shares of Class B Preferred Stock, 70,575 shares of Series C Preferred Stock, 997,222 shares of Series D Preferred Stock, 278,307 shares of Series F Preferred Stock, 6,695,527 shares of Series G Preferred Stock and 6,695,527 shares of Series H Preferred Stock were outstanding. All of the outstanding shares of Series F Preferred Stock are held by subsidiaries of the Company. The liquidation preference as of such date of the Class B Preferred Stock was $100 per share, of the Series C Preferred Stock was $2,375 per share, of the Series D Preferred Stock was $300 per share, of the Series F Preferred Stock was $.01 per share, of the Series G Preferred Stock was $21.60 per share, and of the Series H Preferred Stock was $5.40 per share. After receipt of their liquidation preference, holders of Series F Preferred Stock are entitled to receive from the assets of the Company available for distribution to common stockholders an amount equal to the amount per share to be distributed to holders of Series A TCI Group Common Stock in such liquidation, multiplied by the number of shares of Series A TCI Group Common Stock into which their shares of Series F Preferred Stock are then convertible. As of the date of this Proxy Statement, (i) each share of Series C Preferred Stock is convertible at the option of the holder into 116.24 shares of Series A TCI Group Common Stock and 37 shares of Series A Liberty Media Group Common Stock; (ii) each share of Series D Preferred Stock is convertible at the option of the holder into 10 shares of Series A TCI Group Common Stock, three and one-half shares of Series A Liberty Media Group Common Stock and one share of the Series A common stock of TCI Satellite Entertainment, Inc.; (iii) each share of Series F Preferred Stock is convertible into 1496.65 shares of Series A TCI Group Common Stock; (iv) each share of Series G Preferred Stock is convertible at the option of the holder into 1.190 shares of Series A TCI Group Common Stock, and (v) each share of Series H Preferred Stock is convertible at the option of the holder into .2625 shares of Series A Liberty Media Group Common Stock, in each case subject to antidilution adjustments. The Series C Preferred Stock, the Series G Preferred Stock and Series H Preferred Stock are required to be redeemed by the Company out of legally available funds on August 8, 2001, February 1, 2016 and February 1, 2016, respectively. The Series D Preferred Stock is redeemable at the option of the holder at any time after the tenth anniversary of its issuance.



       The Class B Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are each entitled to vote, on the basis of one vote per share, together with the Common Stock and any class or series of Preferred Stock of the Company entitled to vote thereon, in the general election of directors of the Company. The holders of shares of Series C Preferred Stock are entitled to vote such shares on an as converted basis on all matters submitted to a vote of holders of Common Stock and any other class of capital stock of the Company entitled to vote generally on the election of directors. The consent of the holders of 66 2/3% of the aggregate liquidation value of the Series D Preferred Stock is required in order for the Company to create any series of Preferred Stock that is senior to the Series D Preferred Stock. Except as described above and as otherwise required by the DGCL, the Preferred Stock of the Company has no voting rights. The terms of the various classes and series of the Company's Preferred Stock include provisions that restrict the redemption or repurchase of and the payment of dividends or the making of distributions on the Common Stock if any dividends are in arrears on the Preferred Stock or if the Company has failed to redeem any shares of Preferred Stock that it was required to redeem.



       The foregoing description of certain terms of the outstanding classes and series of Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Company Charter (including the Certificate of Designation with respect to each outstanding series of Preferred Stock).

ANTI-TAKEOVER CONSIDERATIONS

       The DGCL, the Company Charter and the Company's Bylaws contain provisions which may serve to discourage or make more difficult a change in control of the Company without the support of the Board of Directors or without meeting various other conditions. The principal provisions of the DGCL and the aforementioned corporate governance documents are outlined below.

       DGCL Section 203, in general, prohibits a "business combination" between a corporation and an "interested stockholder" within three years of the date such stockholder became an "interested stockholder," unless (i) prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans or (iii) on or after such date, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. The term "business combination" is defined to include, among other transactions between the interested stockholder and the corporation or any direct or indirect majority-owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner" is broadly defined to include any person that individually or with or through his or its affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock. The restrictions of DGCL Section 203 do not apply to corporations that have elected, in the manner provided therein, not to be subject to such section or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on an interdealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders.

       The Company Charter does not contain any provision "opting out" of the application of DGCL Section 203 and the Company has not taken any of the actions necessary for it to "opt out" of such provision. As a result, the provisions of Section 203 will remain applicable to transactions between the Company and any of its "interested stockholders."

       The Company Charter also contains certain provisions which could make a change in control of the Company more difficult. For example, the Company Charter requires, subject to the rights, if any, of any class or series of Preferred Stock, the affirmative vote of 66 2/3% of the total voting power of the outstanding shares of Voting Securities, voting together as a single class, to approve (i) a merger or consolidation of the Company with, or into, another corporation, other than a merger or consolidation which does not require the consent of stockholders under the DGCL or a merger or consolidation which has been approved by 75% of the members of the Board of Directors (in which case, in accordance with the DGCL, the affirmative vote of a majority of the total voting power of the outstanding Voting Securities would, with certain exceptions, be required for approval), (ii) the sale, lease or exchange of all or substantially all of the property and assets of the Company or (iii) the dissolution of the Company. "Voting Securities" is currently defined as the TCI Group Common Stock, the Liberty Media Group Common Stock and any class or series of Preferred Stock entitled to vote generally with the holders of Common Stock on matters submitted to stockholders for a vote, and if the Telephony Group Stock Proposal is approved, would include the Telephony Group Common Stock. The Company Charter also provides for a Board of Directors of not less than three members, divided into three classes of approximately equal size, with each class to be elected for a three-year term at each special meeting of stockholders. The exact number of directors, currently nine, is fixed by the Board of Directors. The holders of TCI Group Common Stock, Liberty Media Group Common Stock, Class B Preferred Stock, Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, voting together as a single class, vote in elections for directors. (The holders of the Company's Series F Preferred Stock are entitled to vote in the election of directors; however, the DGCL prohibits the voting of such shares because such shares are held by subsidiaries of the Company.) Stockholders of the Company do not have cumulative voting rights.


       The Company Charter authorizes the issuance of 50,000,000 shares of Series Preferred Stock, of which 33,901,240 remain available for issuance as October 31, 1996. Under the Company Charter, the Board of Directors is authorized, without further action by the stockholders of the Company, to establish the preferences, limitations and relative rights of the Series Preferred Stock. In addition, 1,900,000,000 shares of TCI Group Common Stock and 825,000,000 shares of Liberty Media Group Common Stock are currently authorized by the Company Charter, of which 1,135,416,392 and 575,988,733 remain available for issuance as of October 31, 1996 (after giving effect to the Liberty Stock Distribution, but without taking into consideration shares reserved for issuance upon conversion, exchange or exercise of outstanding convertible or exchangeable securities and options). If the Telephony Group Stock Proposal is approved by stockholders, there would be 825,000,000 shares of Telephony Group Common Stock authorized. The issue and sale of shares of TCI Group Common Stock and Liberty Media Group Common Stock, Telephony Group Common Stock and/or Series Preferred Stock could occur in connection with an attempt to acquire control of the Company, and the terms of such shares of Series Preferred Stock could be designed in part to impede the acquisition of such control.


       The Company Charter requires the affirmative vote of 66 2/3% of the total voting power of the outstanding shares of Voting Securities, voting together as a single class, to approve any amendment, alteration or repeal of any provision of the Company Charter or the addition or insertion of other provisions therein.

       The Company Charter and the Company's Bylaws provide that a special meeting of stockholders will be held at any time, subject to the rights of the holders of any class or series of Preferred Stock, upon the call of the Secretary of the Company upon (i) the written request of the holders of not less than 66 2/3% of the total voting power of the outstanding shares of Voting Securities or (ii) at the request of not less than 75% of the members of the Board of Directors. Subject to the rights of any class or series of Preferred Stock, the Company's Bylaws require that written notice of the intent to make a nomination at a meeting of stockholders must be received by the Secretary of the Company, at the Company's principal executive offices, not later than (a) with respect to an election of directors to be held at an annual meeting of stockholders, 90 days in advance of such meeting, and (b) with respect to an election of directors to be held at a special meeting of stockholders, the close of business on the seventh day following the day on which notice of such meeting is first given to stockholders. The notice must contain: (1) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of the Company's Voting Securities entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each proposed nominee been nominated, or intended to be nominated, by the Board of Directors; and (5) the consent of each nominee to serve as a director of the Company if so elected. Any actions to remove directors is required to be for "cause" (as defined in the Company Charter) and be approved by the holders of 66 2/3% of the total voting power of the outstanding shares entitled to vote in the election of directors.

       The Company believes that the Telephony Group Stock Proposal, if approved by the stockholders, should not make a change in control of the Company more difficult. Although the number of authorized shares of Common Stock will increase, and the number of outstanding shares will increase upon the issuance of the Telephony Group Common Stock, the cost to an acquiring person of obtaining majority control would depend on the aggregate market value and the terms of the outstanding shares. The Company cannot predict whether, to what extent or during what periods of time such cost may increase or decrease. See "Factors to be Considered--No Assurance as to Market Price."

       Nevertheless, the existence of the Telephony Group Common Stock would present complexities and could in certain circumstances pose obstacles, financial and otherwise, to an acquiring person. For example, a potential acquiror would have to take into consideration that holders of different series of Common Stock might be more or less receptive to the acquiror's proposal, that a tender offer would have to be structured so as to take into account different prices at which shares of the different series might be acquired, that a merger would require allocation of consideration among the different series of Common Stock and the effects of actions the Company might take such as causing a conversion of the Telephony Group Common Stock.

                              INDEPENDENT AUDITORS

       The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Special Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.


                           INCORPORATION BY REFERENCE


       The following documents previously filed by the Company with the SEC under the Exchange Act are hereby incorporated by reference in this Proxy Statement (Commission File No. 0-20421):


       A. The Company's Annual Report on Form 10-K for the year ended December 31, 1995;

       B. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996;

       C.     The Company's Current Report on Form 8-K, dated September 3,
              1996.


       D. The Company's Registration Statement on Form 8-A dated July 11, 1995, as amended by Amendment No.1 dated September 29, 1995 and Amendment No. 2 dated October 25, 1995.



       Reference is made to the financial statements of TeleWest P.C. and subsidiaries, the historical and pro forma financial statements for the Company, and the combined financial statements of the Liberty Media Group which are included in the above-referenced documents. All financial statements included in any document filed by the Company with the SEC pursuant to Sections 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date on which the Special Meeting is held which amend or supplement the financial statements or pro forma financial statements incorporated by reference herein shall be deemed to be incorporated by reference into this Proxy Statement as of the date of filing such documents.


       Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

       All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) incorporated herein by reference.

                             ADDITIONAL INFORMATION


       The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the regional offices of the SEC located at Seven World Trade Center, 13th Floor, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549. The SEC maintains a Web site on the Internet that contains reports, proxy and information statements and other information regarding registrants (including the Company) that file electronically with the SEC. The address of the SEC's Web site is http://www.sec.gov. In addition, materials filed by the Company should be available for inspection at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, NW, Washington, D.C. 20006.



                                 OTHER MATTERS

       THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS) ARE AVAILABLE WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST BY ANY PERSON TO WHOM THIS PROXY STATEMENT HAS BEEN DELIVERED, FROM STEPHEN M. BRETT, SENIOR VICE PRESIDENT, TELE-COMMUNICATIONS, INC., 5619 DTC PARKWAY, ENGLEWOOD, COLORADO 80111-3000, (303) 267-5500. DOCUMENTS SO REQUESTED WILL BE PROVIDED BY FIRST CLASS MAIL OR EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST.

Englewood, Colorado
_____________, 1997

                                                                         ANNEX I

                         INDEX OF CERTAIN DEFINED TERMS


                                                                      PAGE ON WHICH
                                                                     TERM IS DEFINED
                                                                         IN THE
                                                                     PROXY STATEMENT
                                                                     ---------------
1996 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-7
1996 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Adjusted Liberty Media Group Outstanding Interest Fraction  . . . . . . .  II-24
Adjusted Outstanding Shares of Liberty Media Group Common Stock . . . . . . II-4
Adjusted Outstanding Shares of Telephony Group Common Stock . . . . . . . . II-5
Amended Charter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
APC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-3
Appraisal Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Appraiser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-24
AT&T  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-6
Available Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
BizTel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-7
BTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-4
Business Line Restructuring . . . . . . . . . . . . . . . . . . . . . . . . . 22
Cable Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-7
CAPs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-1
Certificate of Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Class A Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock. . . . II-1
Class B Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
CLEC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Comcast . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Committed Acquisition Shares  . . . . . . . . . . . . . . . . . . . . . .  II-25
Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Communications Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . III-10
Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Company Charter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Company Earnings (Loss) Attributable to the Liberty Media Group . . . . . . . 55
Company Earnings (Loss) Attributable to the TCI Group . . . . . . . . . . . . 56
Company Earnings (Loss) Attributable to the Telephony Group . . . . . . . . . 43
Continental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-7
Conversion Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-25
Convertible Securities  . . . . . . . . . . . . . . . . . . . . . . . . .  II-25
Corporation Earnings (Loss) Attributable to the Liberty Media Group . . .  II-25
Corporation Earnings (Loss) Attributable to the TCI Group . . . . . . . .  II-25
Corporation Earnings (Loss) Attributable to the Telephony Group . . . . .  II-25
Cox . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Cox Contributed Property  . . . . . . . . . . . . . . . . . . . . . . . .  III-2
Cox-California  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-3
DGCL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Digital Satellite Business  . . . . . . . . . . . . . . . . . . . . . . . . . 22
Disposition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-25
ESPP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
ETC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-6
Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Executive Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
fair market value . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-16
FCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-3
Final Judgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-8
First Appraiser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-25
Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
HFC Plant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Higher Appraised Amount . . . . . . . . . . . . . . . . . . . . . . . . .  II-25
Holdings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
ILECs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-6
Independent Committee . . . . . . . . . . . . . . . . . . . . . . . . . .  II-26
Inter-Group Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
International . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Kearns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Liberty Media Group . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-26
Liberty Media Group Available Dividend Amount . . . . . . . . . . . . . .  II-26
Liberty Media Group Common Stock  . . . . . . . . . . . . . . . . . . . . . .  2

Liberty Media Group Common Stock Per Share Value  . . . . . . . . . . . . . . . . . . . . . . . . II-4
Liberty Media Group Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-27
Liberty Media Group Inter-Group Interest Fraction . . . . . . . . . . . . . . . . . . . . . . . .II-27
Liberty Media Group Net Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-27
Liberty Media Group Optional Conversion Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
Liberty Media Group Outstanding Interest Fraction . . . . . . . . . . . . . . . . . . . . . . . .II-27
Liberty Media Group Private Market Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-27
Liberty Media Group Proposal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Liberty Media Group Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-10
Liberty Stock Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Lower Appraised Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-27
Market Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-27
Market Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-28
Mutually Appraised Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-28
Mutually Designated Appraiser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-28
Net Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Nonresident Alien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest  . . . . .II-28
Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest  . . . . . . .II-29
Parents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-1
Partners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-1
Partnership Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5
PCS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
PCS Ventures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2
PhillieCo . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Pops  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
POTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Pre-Distribution Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
Qualifying Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Related Business Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Representatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5
Required Majority Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5
ResTel Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
SBU . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Second Appraiser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Selection Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
Series A Liberty Media Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series A TCI Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series A Telephony Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series B Liberty Media Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series B TCI Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series B Telephony Group Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
Series C Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .i
Series D Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Series E Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Series F Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Series G Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Series H Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Series Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
share distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
SONET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-7
Special Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .i
Sprint  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Sprint PCS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

Sprint PCS Partnerships . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Sprint Spectrum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2
Sprint Spectrum Registration Statement  . . . . . . . . . . . . . . . . . .III-6
Stockholders Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .III-8
Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30
TCG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
TCG Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-6
TCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
TCI Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-30
TCI Group Available Dividend Amount . . . . . . . . . . . . . . . . . . .  II-32
TCI Group Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
TCI Telephony . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-1
Telephony Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Telephony Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-32
Telephony Group Available Dividend Amount . . . . . . . . . . . . . . . .  II-33
Telephony Group Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . .1
Telephony Group Common Stock Per Share Value  . . . . . . . . . . . . . . . II-6
Telephony Group Inter-Group Interest Fraction . . . . . . . . . . . . . . .II-33
Telephony Group Net Proceeds  . . . . . . . . . . . . . . . . . . . . . . .II-33
Telephony Group Optional Conversion Ratio . . . . . . . . . . . . . . . . . II-5
Telephony Group Outstanding Interest Fraction . . . . . . . . . . . . . . .II-33
Telephony Group Private Market Value  . . . . . . . . . . . . . . . . . . .II-33
Telephony Group Stock Proposal  . . . . . . . . . . . . . . . . . . . . . . . .1
Telephony Group Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . .II-17
Telephony Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Teleport  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Teleport Class A Stock  . . . . . . . . . . . . . . . . . . . . . . . . . .III-7
Teleport Class B Stock  . . . . . . . . . . . . . . . . . . . . . . . . . .III-7
TIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
TINTA Series A Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
TINTA Series B Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Trading Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-33
TTS-Delaware  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
UACI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
US WEST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-8
Voting Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-34
WestMarc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
WestMarc Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
WTCI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
WTCI Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

                                                                        ANNEX II


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           TELE-COMMUNICATIONS, INC.

       TELE-COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

       FIRST: That the Restated Certificate of Incorporation of the Corporation is hereby amended as follows: (I) THE FIRST PARAGRAPH OF ARTICLE IV OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                               "AUTHORIZED STOCK

       The total number of shares of capital stock which the Corporation shall have authority to issue is three billion six hundred two million three hundred seventy-five thousand ninety-six (3,602,375,096) shares, which shall be divided into the following classes:

              (a) Three billion five hundred fifty million (3,550,000,000) shares shall be of a class designated Common Stock, par value $1.00 per share ("Common Stock"), such class to be divided into series as provided in Section E of this Article IV;

              (b) Seven hundred thousand (700,000) shares shall be of a class designated Class A Preferred Stock, par value $.01 per share ("Class A Preferred Stock");

              (c) One million six hundred seventy-five thousand ninety-six (1,675,096) shares shall be of a class designated Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock, par value $.01 per share ("Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock"); and

              (d) Fifty million (50,000,000) shares shall be of a class designated Series Preferred Stock, par value $.01 per share ("Series Preferred Stock"), such class to be issuable in series as provided in Section D of this Article IV.

       The Class A Preferred Stock, the Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock and the Series Preferred Stock are collectively referred to as "Preferred Stock"."

(II) SECTION E OF ARTICLE IV OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:
                                   "SECTION E

           SERIES A TCI GROUP COMMON STOCK, SERIES B TCI GROUP COMMON
               STOCK, SERIES A LIBERTY MEDIA GROUP COMMON STOCK,
                   SERIES B LIBERTY MEDIA GROUP COMMON STOCK,
                   SERIES A TELEPHONY GROUP COMMON STOCK AND
                     SERIES B TELEPHONY GROUP COMMON STOCK

       One billion seven hundred fifty million (1,750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A TCI Group Common Stock (the "Series A TCI Group Common Stock"), one hundred fifty million (150,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B TCI Group Common Stock (the "Series B TCI Group Common Stock"), seven hundred fifty million (750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Series A Liberty Media Group Common Stock"), seventy-five million (75,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Series B Liberty Media Group Common Stock"), seven hundred fifty million (750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A Telephony Group Common Stock (the "Series A Telephony Group Common Stock") and seventy five million (75,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B Telephony Group Common Stock (the "Series B Telephony Group Common Stock").

       Each share of Series A TCI Group Common Stock and each share of Series B TCI Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

       Each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

       Each share of Series A Telephony Group Common Stock and each share of Series B Telephony Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

1.     Voting Rights.

       Holders of Series A TCI Group Common Stock shall be entitled to one vote for each share of such stock held, holders of Series B TCI Group Common Stock shall be entitled to ten votes for each share of such stock held, holders of Series A Liberty Media Group Common Stock shall be entitled to one vote for each share of such stock held, holders of Series B Liberty Media Group Common Stock shall be entitled to ten votes for each share of such stock held, holders of Series A Telephony Group Common Stock shall be entitled to one vote for each share of such stock held, and holders of Series B Telephony Group Common Stock shall be entitled to ten votes for each share of such stock held, on all matters presented to such stockholders. Except as may otherwise be required by the laws of the State of Delaware or, with respect to any class of Preferred Stock or any series of such a class, in this Certificate (including any resolution or resolutions providing for the establishment of such class or series pursuant to authority vested in the Board of Directors by this Certificate), the holders of shares of Series A TCI Group Common Stock, the holders of shares of Series B TCI Group Common Stock, the holders of shares of Series A Liberty Media Group Common Stock, the holders of shares of Series B Liberty Media Group Common Stock, the holders of shares of Series A Telephony Group Common Stock, the holders of shares of Series B Telephony Group Common Stock and the holders of shares of each class or series of Preferred Stock, if any, entitled to vote thereon, shall vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of Common Stock or any series thereof or of any other class or series of stock or decrease the number of authorized shares of any class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Series A TCI Group Common Stock, the holders of shares of Series B TCI Group Common Stock, the holders of shares of Series A Liberty Media Group Common Stock, the holders of shares of Series B Liberty Media Group Common Stock, the holders of shares of Series A Telephony Group Common Stock, the holders of shares of Series B Telephony Group Common Stock, or the holders of shares of any such class or series of Preferred Stock shall be required for the approval of any such matter.

2.     Conversion Rights.

       (a) CONVERSION OF SERIES B TCI GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK. Each share of Series B TCI Group Common Stock shall be convertible, at the option of the holder thereof, into one share of Series A TCI Group Common Stock. Any such conversion may be effected by any holder of Series

B TCI Group Common Stock by surrendering such holder's certificate or certificates for the Series B TCI Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B TCI Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B TCI Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A TCI Group Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A TCI Group
Common Stock to which such holder shall be entitled as herein provided.   Such
conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A TCI Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A TCI Group Common
Stock on that date.   A number of shares of Series A TCI Group Common Stock
equal to the number of shares of Series B TCI Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B TCI Group Common Stock. Shares of Series A TCI Group Common Stock shall not be convertible into shares of Series B TCI Group Common Stock.

       (b)    CONVERSION OF SERIES B LIBERTY MEDIA GROUP COMMON STOCK INTO
SERIES A LIBERTY MEDIA GROUP COMMON STOCK.   Each share of Series B Liberty
Media Group Common Stock shall be convertible, at the option of the holder
thereof, into one share of Series A Liberty Media Group Common Stock.   Any
such conversion may be effected by any holder of Series B Liberty Media Group Common Stock by surrendering such holder's certificate or certificates for the Series B Liberty Media Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Liberty Media Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Liberty Media Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A Liberty Media Group Common Stock to be
issued.   If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such
shares or the duly authorized representative of such holder.   Promptly
thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A Liberty Media Group Common Stock to which such holder shall
be entitled as herein provided.   Such conversion shall be deemed to have been
made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A Liberty Media Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or
holders of such Series A Liberty Media Group Common Stock on that date.   A
number of shares of Series A Liberty Media Group Common Stock equal to the number of shares of Series B Liberty Media Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of
shares of Series B Liberty Media Group Common Stock.   Shares of Series A
Liberty Media Group Common Stock shall not be convertible into shares of Series B Liberty Media Group Common Stock.

       (C)    CONVERSION OF SERIES B TELEPHONY GROUP COMMON STOCK INTO SERIES A
TELEPHONY GROUP COMMON STOCK.    Each share of Series B Telephony Group Common
Stock shall be convertible, at the option of the holder thereof, into one share
of Series A Telephony Group Common Stock.   Any such conversion may be effected
by any holder of Series B Telephony Group Common Stock by surrendering such holder's certificate or certificates for the Series B Telephony Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Telephony Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Telephony Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A Telephony Group Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A Telephony Group Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A Telephony Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A Telephony Group Common Stock on that date.
A number of shares of Series A Telephony Group Common Stock equal to the number of shares of Series B Telephony Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B Telephony Group Common Stock. Shares of Series A Telephony Group Common Stock shall not be convertible into shares of Series B Telephony Group Common Stock.

       (d) CONVERSION OF SERIES A LIBERTY MEDIA GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK INTO SERIES B TCI GROUP COMMON STOCK AT THE OPTION OF THE CORPORATION. (i) At the option of the Corporation by action of its Board of Directors, (A) all shares of Series A Liberty Media Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock equal to the Liberty Media Group Optional Conversion Ratio, and (B) all shares of Series B Liberty Media Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock equal to the Liberty Media Group Optional Conversion Ratio.

       (ii) For purposes of this paragraph 2(d), the "Liberty Media Group Optional Conversion Ratio" shall mean the quotient (calculated to the nearest five decimal places) obtained by dividing (A) the Liberty Media Group Common Stock Per Share Value by (B) the average Market Value of one share of Series A TCI Group Common Stock over the 20-Trading Day period ending on the Trading Day preceding the Appraisal Date.

       (iii) In the event that the Corporation determines to establish the Liberty Media Group Private Market Value, the Corporation shall designate the First Appraiser, and the Independent Committee shall designate the Second
Appraiser.   Not later than 20 days after the Selection Date, the First
Appraiser and the Second Appraiser shall each determine its initial view as to the private market value of the Liberty Media Group as of the Appraisal Date and shall consult with one another with respect thereto. Not later than the 30th day after the Selection Date, the First Appraiser and the Second Appraiser
shall each have determined its final view as to such private market value.   If
the Higher Appraised Amount is not more than 120% of the Lower Appraised Amount, the Liberty Media Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(d)) shall be the average of those two amounts. If the Higher Appraised Amount is more than 120% of the Lower Appraised Amount, the First Appraiser and the Second Appraiser shall agree upon and jointly designate the Mutually Designated Appraiser to determine such private market value. The Mutually Designated Appraiser shall not be provided with any of the work of the First Appraiser and Second Appraiser. The Mutually Designated Appraiser shall, no later than the 20th day after the date the Mutually Designated Appraiser is designated, determine the Mutually Appraised Amount, and the Liberty Media Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(d)) shall be
(A) if the Mutually Appraised Amount is between the Lower Appraised Amount and the Higher Appraised Amount, (I) the average of (1) the Mutually Appraised Amount and (2) the Lower Appraised Amount or the Higher Appraised Amount, whichever is closer to the Mutually Appraised Amount, or (II) the Mutually Appraised Amount, if neither the Lower Appraised Amount nor the Higher Appraised Amount is closer to the Mutually Appraised Amount, or (B) if the Mutually Appraised Amount is greater than the Higher Appraised Amount or less than the Lower Appraised Amount, the average of the Higher Appraised Amount and the Lower Appraised Amount. For these purposes, if any such Appraiser expresses its final view of the private market value of the Liberty Media Group as a range of values, such Appraiser's final view of such private market value shall be deemed to be the midpoint of such range of values.

       (iv) Following the determination of the Liberty Media Group Private Market Value, the Appraiser or Appraisers whose final views of the private market value of the Liberty Media Group were used in the calculation of the Liberty Media Group Private Market Value shall determine the Adjusted Outstanding Shares of Liberty Media Group Common Stock together with any further appropriate adjustments to the Liberty Media Group Private Market Value resulting from such determination. The "Adjusted Outstanding Shares of Liberty Media Group Common Stock" shall mean a number, as determined by such Appraiser(s) as of the Appraisal Date, equal to the sum of the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding, the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, the number of Committed Acquisition Shares issuable, the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable upon the conversion, exercise or exchange of all Pre-Distribution Convertible Securities and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable upon the conversion, exercise or exchange of those Convertible Securities (other than Pre-Distribution Convertible Securities and other than Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) the holders of which would derive an economic benefit from conversion, exercise or exchange of such Convertible Securities which exceeds the economic benefit of not converting, exercising or exchanging such Convertible Securities. The "Liberty Media Group Common Stock Per Share Value" shall mean the quotient obtained by dividing the Liberty Media Group Private Market Value by the Adjusted Outstanding Shares of Liberty Media Group Common Stock, provided that if such Appraiser(s) do not agree on the determinations provided for in this subparagraph (iv), the Liberty Media Group Common Stock Per Share Value shall be the average of the quotients so obtained on the basis of the respective determinations of such firms.

       (v) If the Corporation determines to convert shares of Series A Liberty Media Group Common Stock into Series A TCI Group Common Stock and shares of Series B Liberty Media Group Common Stock into Series B TCI Group Common Stock at the Liberty Media Group Optional Conversion Ratio, such conversion shall occur on a Conversion Date on or prior to the 120th day following the Appraisal Date. If the Corporation determines not to undertake such conversion, the Corporation may at any time thereafter undertake to reestablish the Liberty Media Group Common Stock Per Share Value as of a subsequent date.

       (vi) The Corporation shall not convert shares of Series A Liberty Media Group Common Stock into shares of Series A TCI Group Common Stock without converting shares of Series B Liberty Media Group Common Stock into shares of Series B TCI Group Common Stock, and the Corporation shall not convert shares of Series B Liberty Media Group Common Stock into shares of Series B TCI Group Common Stock without converting shares of Series A Liberty Media Group Common Stock into shares of Series A TCI Group Common Stock. The Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock shall also be convertible at the option of the Corporation in accordance with paragraph 5(b)(iii) of this Section E.

       (e) CONVERSION OF SERIES A TELEPHONY GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK AND SERIES B TELEPHONY GROUP COMMON STOCK INTO SERIES B TCI GROUP COMMON STOCK AT THE OPTION OF THE CORPORATION. (i) At the option of the Corporation by action of its Board of Directors, (A) all shares of Series A Telephony Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock equal to the Telephony Group Optional Conversion Ratio, and (B) all shares of Series B Telephony Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock equal to the Telephony Group Optional Conversion Ratio.

       (ii) For purposes of this paragraph 2(e), the "Telephony Group Optional Conversion Ratio" shall mean the quotient (calculated to the nearest five decimal places) obtained by dividing (A) the Telephony Group Common Stock Per Share Value by (B) the average Market Value of one share of Series A TCI Group Common Stock over the 20-Trading Day period ending on the Trading Day preceding the Appraisal Date.

       (iii) In the event that the Corporation determines to establish the Telephony Group Private Market Value, the Corporation shall designate the First Appraiser, and the Independent Committee shall designate the Second Appraiser. Not later than 20 days after the Selection Date, the First Appraiser and the Second Appraiser shall each determine its initial view as to the private market value of the Telephony Group as of the Appraisal Date and shall consult with one another with respect thereto. Not later than the 30th day after the Selection Date, the First Appraiser and the Second Appraiser shall each have determined its final view as to such private market value. If the Higher Appraised Amount is not more than 120% of the Lower Appraised Amount, the Telephony Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(e)) shall be the average of those two amounts. If the Higher Appraised Amount is more than 120% of the Lower Appraised Amount, the First Appraiser and the Second Appraiser shall agree upon and jointly designate the Mutually Designated Appraiser to determine such private market value. The Mutually Designated Appraiser shall not be provided with any of the work of the First Appraiser and Second Appraiser. The Mutually Designated Appraiser shall, no later than the 20th day after the date the Mutually Designated Appraiser is designated, determine the Mutually Appraised Amount and the Telephony Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(e)) shall be (A) if the Mutually Appraised Amount is between the Lower Appraised Amount and the Higher Appraised Amount, (I) the average of (1) the Mutually Appraised Amount and (2) the Lower Appraised Amount or the Higher Appraised Amount, whichever is closer to the Mutually Appraised Amount, or (II) the Mutually Appraised Amount, if neither the Lower Appraised Amount nor the Higher Appraised Amount is closer to the Mutually Appraised Amount, or (B) if the Mutually Appraised Amount is greater than the Higher Appraised Amount or less than the Lower Appraised Amount, the average of the Higher Appraised Amount and the Lower Appraised Amount. For these purposes, if any such Appraiser expresses its final view of the private market value of the Telephony Group as a range of values, such Appraiser's final view of such private market value shall be deemed to be the midpoint of such range of values.

       (iv) Following the determination of the Telephony Group Private Market Value, the Appraiser or Appraisers whose final views of the private market value of the Telephony Group were used in the calculation of the Telephony Group Private Market Value shall determine the Adjusted Outstanding Shares of Telephony Group Common Stock together with any further appropriate adjustments to the Telephony Group Private Market Value resulting from such determination. The "Adjusted Outstanding Shares of Telephony Group Common Stock" shall mean a number, as determined by such Appraiser(s) as of the Appraisal Date, equal to the sum of the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest, and the number of shares of Series A Telephony Group Common Stock and Series

B Telephony Group Common Stock issuable upon the conversion, exercise or exchange of those Convertible Securities the holders of which would derive an economic benefit from conversion, exercise or exchange of such Convertible Securities which exceeds the economic benefit of not converting, exercising or exchanging such Convertible Securities. The "Telephony Group Common Stock Per Share Value" shall mean the quotient obtained by dividing the Telephony Group Private Market Value by the Adjusted Outstanding Shares of Telephony Group Common Stock, provided that if such Appraiser(s) do not agree on the determinations provided for in this subparagraph (iv), the Telephony Group Common Stock Per Share Value shall be the average of the quotients so obtained on the basis of the respective determinations of such firms.

       (v) If the Corporation determines to convert shares of Series A Telephony Group Common Stock into Series A TCI Group Common Stock and shares of Series B Telephony Group Common Stock into Series B TCI Group Common Stock at the Telephony Group Optional Conversion Ratio, such conversion shall occur on a Conversion Date on or prior to the 120th day following the Appraisal Date. If the Corporation determines not to undertake such conversion, the Corporation may at any time thereafter undertake to reestablish the Telephony Group Common Stock Per Share Value as of a subsequent date.

       (vi) The Corporation shall not convert shares of Series A Telephony Group Common Stock into shares of Series A TCI Group Common Stock without converting shares of Series B Telephony Group Common Stock into shares of Series B TCI Group Common Stock, and the Corporation shall not convert shares of Series B Telephony Group Common Stock into shares of Series B TCI Group Common Stock without converting shares of Series A Telephony Group Common Stock into shares of Series A TCI Group Common Stock. The Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock shall also be convertible at the option of the Corporation in accordance with paragraph 6(b)(iii) of this Section E.

3.     Dividends.

       (a) DIVIDENDS ON SERIES A TCI GROUP COMMON STOCK AND SERIES B TCI GROUP COMMON STOCK. Dividends on the Series A TCI Group Common Stock and the Series B TCI Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the TCI Group Available Dividend Amount. Subject to paragraph 4 of this Section E, whenever a dividend is paid to the holders of Series A TCI Group Common Stock, the Corporation shall also pay to the holders of Series B TCI Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A TCI Group Common Stock, and whenever a dividend is paid to the holders of Series B TCI Group Common Stock, the Corporation shall also pay to the holders of Series A TCI Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B TCI Group Common Stock.

       (b) DIVIDENDS ON SERIES A LIBERTY MEDIA GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK. Dividends on the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the Liberty Media Group Available Dividend Amount. Subject to paragraph 4 and the last sentence of paragraph 5(b) of this Section E, whenever a dividend is paid to the holders of Series A Liberty Media Group Common Stock, the Corporation shall also pay to the holders of Series B Liberty Media Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A Liberty Media Group Common Stock, and whenever a dividend is paid to the holders of Series B Liberty Media Group Common Stock, the Corporation shall also pay to the holders of Series A Liberty Media Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B Liberty Media Group Common Stock.

       (c) DIVIDENDS ON SERIES A TELEPHONY GROUP COMMON STOCK AND SERIES B TELEPHONY GROUP COMMON STOCK. Dividends on the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the Telephony Group Available Dividend Amount. Subject to paragraph 4 and the last sentence of paragraph 6(b) of this Section E, whenever a dividend is paid to the holders of Series A Telephony Group Common Stock, the Corporation shall also pay to the holders of Series B Telephony Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A Telephony Group Common Stock, and whenever a dividend is paid to the holders of Series B Telephony Group Common Stock, the Corporation shall also pay to the holders of Series A Telephony Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B Telephony Group Common Stock.

       (d) DISCRIMINATION BETWEEN OR AMONG SERIES OF COMMON STOCK. The Board of Directors, subject to the provisions of paragraph 3(a), 3(b) and 3(c) of this Section E, shall have the authority and discretion to declare and pay dividends on (i) the Series A TCI Group Common Stock and Series B TCI Group Common Stock, (ii) the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, or (iii) the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, in equal or unequal amounts, notwithstanding the relationship between the TCI Group Available Dividend Amount, the Liberty Media Group Available Dividend Amount and the Telephony Group Available Dividend Amount, the respective amounts of prior dividends declared on, or the liquidation rights of, the Series A TCI Group Common Stock and Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, or the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, or any other factor.

4.     Share Distributions.

       The Corporation may declare and pay a distribution consisting of shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A Telephony Group Common Stock, Series B Telephony Group Common Stock or any other securities of the Corporation or any other Person (hereinafter sometimes called a "share distribution") to holders of the Common Stock only in accordance with the provisions of this paragraph 4.

       (a) DISTRIBUTIONS ON SERIES A TCI GROUP COMMON STOCK AND SERIES B TCI GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A TCI Group Common Stock or Series B TCI Group Common Stock, such share distribution may be declared and paid only as follows:

              (i) a share distribution consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B TCI Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series B TCI Group Common Stock;

              (ii) subsequent to the Liberty Media Group Distribution, a share distribution consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; provided that the sum of (A) the aggregate number of shares of Series A Liberty Media Group Common Stock to be so issued (or the number of such shares which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so issued) and (B) the number of shares of such series that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group (other than Pre-Distribution Convertible Securities and other than Convertible Securities convertible into or exercisable or exchangeable for Committed Acquisition Shares) is less than or equal to the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest;


              (iii) a share distribution consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common

       Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B Telephony Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series B TCI Group Common Stock; provided that the sum of (A) the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be so distributed (or the number of such shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed) and (B) the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group, is less than or equal to the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest.


              (iv) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A Telephony Group Common Stock or Series B Telephony Group Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A TCI Group Common Stock and another class or series of securities to holders of Series B TCI Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B TCI Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

       The Corporation shall not reclassify, subdivide or combine the Series A TCI Group Common Stock without reclassifying, subdividing or combining the Series B TCI Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B TCI Group Common Stock without reclassifying, subdividing or combining the Series A TCI Group Common Stock, on an equal per share basis.

       (b) DISTRIBUTIONS ON SERIES A LIBERTY MEDIA GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, such share distribution may be declared and paid only as follows (or as permitted by paragraph 5 of this Section E with respect to the redemptions and other distributions referred to therein):

              (i) a share distribution consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, on an equal per share basis; or consisting of shares of Series B Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, on an equal per share basis; or consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and, on an equal per share basis, shares of Series B Liberty Media Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Media Group Common Stock) to holders of Series B Liberty Media Group Common Stock; and

              (ii) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than as described in clause (i) of this paragraph 4(b) and other than Series A TCI Group Common Stock,

       Series B TCI Group Common Stock, Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Telephony Group Common Stock or Series B Telephony Group Common Stock) either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A Liberty Media Group Common Stock and another class or series of securities to holders of Series B Liberty Media Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

       The Corporation shall not reclassify, subdivide or combine the Series A Liberty Media Group Common Stock without reclassifying, subdividing or combining the Series B Liberty Media Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B Liberty Media Group Common Stock without reclassifying, subdividing or combining the Series A Liberty Media Group Common Stock, on an equal per share basis.

       (c) DISTRIBUTIONS ON SERIES A TELEPHONY GROUP COMMON STOCK AND SERIES B TELEPHONY GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, such share distribution may be declared and paid only as follows (or as permitted by paragraph 6 of this Section E with respect to the redemptions and other distributions referred to therein):

              (i) a share distribution consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, on an equal per share basis; or consisting of shares of Series B Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, on an equal per share basis; or consisting of shares of Series A Telephony Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock) to holders of Series A Telephony Group Common Stock and, on an equal per share basis, shares of Series B Telephony Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Telephony Group Common Stock) to holders of Series B Telephony Group Common Stock; and

              (ii) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than as described in clause (i) of this paragraph 4(c) and other than Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock) either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, or on the basis of a distribution of one class or series of securities to holders of Series A Telephony Group Common Stock and another class or series of securities to holders of Series B Telephony Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

       The Corporation shall not reclassify, subdivide or combine the Series A Telephony Group Common Stock without reclassifying, subdividing or combining the Series B Telephony Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B Telephony Group Common Stock without reclassifying, subdividing or combining the Series A Telephony Group Common Stock, on an equal per share basis.


       5. Redemption and Other Provisions Relating to the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock.


       (a) REDEMPTION IN EXCHANGE FOR STOCK OF LIBERTY MEDIA GROUP SUBSIDIARIES. At any time at which all of the assets and liabilities attributed to the Liberty Media Group have become and continue to be held directly or indirectly by any one or more corporations all of the capital stock of which is owned by the Corporation (the "Liberty Media Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the Corporation legally available therefor, redeem, on a pro rata basis, all of the outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each Liberty Media Group Subsidiary equal to the product of the Adjusted Liberty Media Group Outstanding Interest Fraction and the number of outstanding shares of common stock of such Liberty Media Group Subsidiary held by the Corporation. Any such redemption shall occur on a Redemption Date set forth in a notice to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities) pursuant to paragraph 5(d)(vi). In effecting such a redemption, the Board of Directors may determine either to (i) redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for shares of separate classes or series of common stock of each Liberty Media Group Subsidiary with relative voting rights and related differences in designation, conversion, redemption and share distribution provisions not greater than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights, or (ii) redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for shares of a single class of common stock of each Liberty Media Group Subsidiary without distinction between the shares distributed to the holders of the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock. If the Corporation determines to undertake a redemption as described in clause (i) of the preceding sentence, the outstanding shares of common stock of each Liberty Media Group Subsidiary not distributed to holders of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall consist solely of the class or series having the lower relative voting rights.

       (b) MANDATORY DIVIDEND, REDEMPTION OR CONVERSION IN CASE OF DISPOSITION OF LIBERTY MEDIA GROUP ASSETS. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and its subsidiaries of all or substantially all of the properties and assets of the Liberty Media Group to one or more persons, entities or groups (other than (w) in connection with the Disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph 7 of this Section E, (x) a dividend, other distribution or redemption in accordance with any provision of paragraph 3, paragraph 4, paragraph 5(a) or paragraph 7 of this Section E, (y) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls or (z) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day following the consummation of such Disposition, either:

              (i) subject to paragraph 3(b) of this Section E, declare and pay a dividend in cash and/or in securities or other property (other than a dividend or distribution of Common Stock) to the holders of the outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock equally on a share for share basis (subject to the last sentence of this Section 5(b)), in an aggregate amount equal to the product of the Liberty Media Group Outstanding Interest Fraction as of the record date for determining the holders entitled to receive such dividend and the Liberty Media Group Net Proceeds of such Disposition; or

              (ii) provided that there are assets of the Corporation legally available therefor and the Liberty Media Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof pursuant to clause (i) of this paragraph 5(b), then:

                     (A) if such Disposition involves all (not merely
              substantially all) of the properties and assets of the Liberty Media Group, redeem all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for cash and/or securities or other property (other than Common Stock) in an aggregate amount equal to the product of the Adjusted Liberty Media Group Outstanding Interest Fraction as of the date of such redemption and the Liberty Media Group Net Proceeds, such aggregate amount to be allocated (subject to the last sentence of this paragraph 5(b)) to shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in the ratio of the number of shares of each such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock is the same); or

                     (B) if such Disposition involves substantially all (but
              not all) of the properties and assets of the Liberty Media Group, apply an aggregate amount of cash and/or securities or other property (other than Common Stock) equal to the product of the Liberty Media Group Outstanding Interest Fraction as of the date shares are selected for redemption and the Liberty Media Group Net Proceeds to the redemption of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, such aggregate amount to be allocated (subject to the last sentence of this paragraph 5(b)) to shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in the ratio of the number of shares of each such series outstanding, and the number of shares of each such series to be redeemed to equal the lesser of (x) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of such series by the average Market Value of one share of Series A Liberty Media Group Common Stock during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition and (y) the number of shares of such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock is the same);

       such redemption to be effected in accordance with the applicable provisions of paragraph 5(d) of this Section E; or

              (iii) convert (A) each outstanding share of Series A Liberty Media Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock and (B) each outstanding share of Series B Liberty Media Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock, in each case equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Series A Liberty Media Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock during the ten-Trading Day period referred to in clause (ii)(B) of this paragraph 5(b).

       For purposes of this paragraph 5(b):

              (x) as of any date, "substantially all of the properties and assets of the Liberty Media Group" shall mean a portion of such properties and assets that represents at least 80% of the then-current market value (as determined by the Board of Directors) of the properties and assets of the Liberty Media Group as of such date;

              (y) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

              (z) the Corporation may pay the dividend or redemption price referred to in clause (i) or (ii) of this subparagraph 5(b) either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or other property (other than Common Stock) that the Board of Directors determines will have an aggregate market value on a fully distributed basis, of not less than the amount of the Liberty Media Group Net Proceeds. If the dividend or redemption price is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine either to (1) pay the dividend or redemption price in the form of separate classes or series of securities, with one class or series of such securities to holders of Series A Liberty Media Group Common Stock and another class or series of securities to holders of Series B Liberty Media Group Common Stock, provided that such securities (and, if such securities are convertible into or exercisable or exchangeable for shares of another class or series of securities, the securities so issuable upon such conversion, exercise or exchange) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock), provided that if such securities constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and otherwise such securities shall be distributed on an equal per share basis, or (2) pay the dividend or redemption price in the form of a single class of securities without distinction between the shares received by the holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock.

       (c)    CERTAIN PROVISIONS RESPECTING CONVERTIBLE SECURITIES.   Unless
the provisions of any class or series of Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares provide specifically to the contrary, after any Conversion Date or Redemption Date on which all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock were converted or redeemed, any share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that is issued on conversion, exercise or exchange of any Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares shall, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, be converted into (in case all such outstanding shares were converted) or redeemed in exchange for (in case all such outstanding shares were redeemed) the kind and amount of shares of capital stock, cash and/or other securities or property that a holder of such Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares would have been entitled to receive pursuant to the terms of such securities had such terms provided that the conversion, exercise or exchange privilege in effect immediately prior to any such conversion or redemption of all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock would be adjusted so that the holder of any such Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares thereafter surrendered for conversion, exercise or exchange would be entitled to receive the kind and amount of shares of capital stock, cash and/or other securities or property such holder would have received as a result of such action had such securities been converted, exercised or exchanged immediately prior thereto. With respect to any Convertible Securities which are created, established or otherwise first authorized for issuance subsequent to the record date for the Liberty Distribution (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), the terms and provisions of which do not provide for adjustments specifying the kind and amount of capital stock, cash and/or securities or other property that such holder would be entitled to receive upon the conversion, exercise or exchange of such Convertible Securities following any Conversion Date or Redemption Date on which all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock were converted or redeemed, then upon such conversion, exercise or exchange of such Convertible Securities, any share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that is issued on conversion, exercise or exchange of any such Convertible Securities shall, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

       (d)    GENERAL.


       (i) Not later than the 10th Trading Day following the consummation of a Disposition referred to in subparagraph 5(b) of this Section E, the Corporation shall announce publicly by press release (A) the Liberty Media Group Net Proceeds of such Disposition, (B) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, (C) the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, (D) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice and (E) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in clauses (i), (ii) or (iii) of paragraph 5(b) of this Section E it has irrevocably determined to take.



       (ii) If the Corporation determines to pay a dividend pursuant to clause (i) of subparagraph 5(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition,
(B) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be distributed in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, (D) the Liberty Media Group Net Proceeds of such Disposition, (E) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to receive such dividend only if they appropriately convert, exercise or exchange such Convertible Securities prior to the record date referred to in clause (A) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation.



       (iii) If the Corporation determines to undertake a redemption of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Liberty Media Group pursuant to clause (ii)
(A) of paragraph 5(b) of this Section E, the Corporation shall cause to be given to each holder of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth
(A) a statement that all shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on the Redemption Date shall be redeemed, (B) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on the Redemption Date, (D) the Liberty Media Group Net Proceeds of such Disposition,
(E) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the place or places where certificates for shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property, (G) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such

Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, and (H) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise
or exchange such Convertible Securities following such Redemption Date.   Such
notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.



       (iv) If the Corporation determines to undertake a redemption of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock following a Disposition of substantially all (but not all) of the properties and assets of the Liberty Media Group pursuant to clause (ii)(B) of paragraph 5(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of record of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock then outstanding shall be selected for redemption, (B) the anticipated Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition),
(C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock selected for redemption, (D) the Liberty Media Group Net Proceeds of such Disposition, (E) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion or exercise prices thereof, (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such selection for redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the date referred to in clause (A) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following such date and (H) a statement that the Corporation will not be required to register a transfer of any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (A) of this sentence. Promptly following the date referred to in clause (A) of the preceding sentence, but not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be so redeemed, a notice setting forth (A) the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock held by such holder to be redeemed, (B) a statement that such shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be redeemed, (C) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (D) the kind and per share amount of shares of capital stock, cash and/or other securities or property to be received by such holder with respect to each share of such Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be redeemed, including details as to the calculation thereof, and (E) the place or places where certificates for shares of such Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property. The notices referred to in this clause (iv) shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation. The outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be redeemed shall be redeemed by the Corporation pro rata among the holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or by such other method as may be determined by the Board of Directors to be equitable.



       (v) In the event of any conversion pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5 (other than pursuant to paragraph 5(c)), the Corporation shall cause to be given to each holder of outstanding shares of Series

A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be converted, (B) the Conversion Date (which shall not be more than 85 Trading Days following the consummation of such Disposition in the event of a conversion pursuant to paragraph 5(b) and which shall not be more than 120 days after the Appraisal Date in the event of a conversion pursuant to paragraph 2(d)), (C) the per share number of shares of Series A TCI Group Common Stock or Series B TCI Group Common Stock, as applicable, to be received with respect to each share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, including details as to the calculation thereof, (D) the place or places where certificates for shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered, (E) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the number of Committed Acquisition Shares issuable and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such conversion only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Conversion Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Conversion Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Conversion Date, at such holder's address as the same appears on the transfer books of the Corporation.


       (vi) If the Corporation determines to redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock pursuant to subparagraph (a) of this paragraph 5, the Corporation shall promptly cause to be given to each holder of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be redeemed in exchange for shares of common stock of the Liberty Media Group Subsidiaries, (B) the Redemption Date, (C) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (D) the place or places where certificates for shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Liberty Media Group Subsidiaries, (E) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following the Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

       (vii) Neither the failure to mail any notice required by this paragraph 5(d) to any particular holder of Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock or of Convertible Securities, or the validity of any conversion or redemption.

       (viii) The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5. In connection with the determination of the number of shares of any class of capital stock that shall be issuable or the amount of securities that shall be deliverable to any holder of record upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (A) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (B) in the case of any other fractional security, such value as is determined by the Board of Directors.


       (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock; provided, however, that if the Conversion Date or the Redemption Date with respect to the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the conversion or redemption of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

       (x) Before any holder of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash and/or securities or other property to be received by such holder with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after such surrender of certificates representing shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock deliver to the person for whose account shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash and/or securities or other property to which such person shall be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph 5(d)(viii). If less than all of the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock not redeemed. The Corporation shall not be required to register a transfer of (1) any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock for a period of 15 Trading Days next preceding any selection of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock to be redeemed or (2) any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock selected or called for redemption. Shares selected for redemption may not thereafter be converted pursuant to paragraph 2(b) of this Section E.

       (xi) From and after any applicable Conversion Date or Redemption Date, all rights of a holder of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, to receive certificates representing shares of the kind and amount of capital stock or cash and/or securities or other property for which such shares were converted or redeemed, together with any payment for fractional securities contemplated by paragraph 5(d)(viii) of this Section E and such holder shall have no other or further rights in respect of the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other properties which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the

Corporation's obligations to pay or deliver any cash, securities or other property upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption or any Committed Acquisition Shares which may then be issuable. No holder of a certificate that, immediately prior to the applicable Conversion Date or Redemption Date for the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, represented shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Conversion Date or Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender.
From and after a Conversion Date or Redemption Date, as the case may be, for any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, the Corporation shall, however, be entitled to treat the certificates for shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that have not yet been surrendered for conversion or redemption as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock represented by such certificates shall have been converted or redeemed, notwithstanding the failure to surrender such certificates.

       (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock pursuant to this Section E. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock in a name other than that in which the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.


       6. Redemption and Other Provisions Relating to the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock.


       (a) REDEMPTION IN EXCHANGE FOR STOCK OF TELEPHONY GROUP SUBSIDIARIES. At any time at which all of the assets and liabilities attributed to the Telephony Group have become and continue to be held directly or indirectly by any one or more Qualifying Subsidiaries (the "Telephony Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the Corporation legally available therefor, redeem, on a pro rata basis, all of the outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each Telephony Group Subsidiary equal to the product of the Telephony Group Outstanding Interest Fraction and the number of outstanding shares of common stock of such Telephony Group Subsidiary held by the Corporation. Any such redemption shall occur on a Redemption Date set forth in a notice to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities) pursuant to paragraph 6(d)(vi). In effecting such a redemption, the Board of Directors may determine either to (i) redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for shares of separate classes or series of common stock of each Telephony Group Subsidiary with relative voting rights and related differences in designation, conversion, redemption and share distribution provisions not greater than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights, or (ii) redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for shares of a single class of common stock of each Telephony Group Subsidiary without distinction between the shares distributed to the holders of the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock.

       (b) MANDATORY DIVIDEND, REDEMPTION OR CONVERSION IN CASE OF DISPOSITION OF TELEPHONY GROUP ASSETS. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and its subsidiaries of all or substantially all of the properties and assets of the Telephony Group to one or more persons, entities or groups (other than (w) in connection with the Disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph 7 of this Section E, (x) a dividend, other distribution or redemption in accordance with any provision of paragraph 3, paragraph 4, paragraph 6(a) or paragraph 7 of this Section E, (y) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls or (z) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day following the consummation of such Disposition, either:


              (i) subject to paragraph 3(c) of this Section E, declare and pay a dividend in cash and/or in securities or other property (other than a dividend or distribution of Common Stock) to the holders of the outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock equally on a share for share basis (subject to the last sentence of this Section 6(b)), in an aggregate amount equal to the product of the Telephony Group Outstanding Interest Fraction as of the record date for determining the holders entitled to receive such dividend and the Telephony Group Net Proceeds of such Disposition; or


              (ii) provided that there are assets of the Corporation legally available therefor and the Telephony Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof pursuant to clause (i) of this paragraph 6(b), then:

                     (A) if such Disposition involves all (not merely
              substantially all) of the properties and assets of the Telephony Group, redeem all outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in exchange for cash and/or securities or other property (other than Common Stock) in an aggregate amount equal to the product of the Telephony Group Outstanding Interest Fraction as of the date of such redemption and the Telephony Group Net Proceeds, such aggregate amount to be allocated (subject to the last sentence of this paragraph 6(b)) to shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in the ratio of the number of shares of each such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Telephony Group Common Stock and each share of Series B Telephony Group Common Stock is the same); or

                     (B) if such Disposition involves substantially all (but
              not all) of the properties and assets of the Telephony Group, apply an aggregate amount of cash and/or securities or other property (other than Common Stock) equal to the product of the Telephony Group Outstanding Interest Fraction as of the date shares are selected for redemption and the Telephony Group Net Proceeds to the redemption of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, such aggregate amount to be allocated (subject to the last sentence of this paragraph 6(b)) to shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock in the ratio of the number of shares of each such series outstanding, and the number of shares of each such series to be redeemed to equal the lesser of (x) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of such series by the average Market Value of one share of Series A Telephony Group Common Stock during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition and (y) the number of shares of such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Telephony Group Common Stock and each share of Series B Telephony Group Common Stock is the same);

       such redemption to be effected in accordance with the applicable provisions of paragraph 6(d) of this Section E; or

              (iii) convert (A) each outstanding share of Series A Telephony Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock and (B) each outstanding share of Series B Telephony Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock, in each case equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Series A Telephony Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock during the ten-Trading Day period referred to in clause (ii)(B) of this paragraph 6(b).

       For purposes of this paragraph 6(b):

              (x) as of any date, "substantially all of the properties and assets of the Telephony Group" shall mean a portion of such properties and assets that represents at least 80% of the then-current market value (as determined by the Board of Directors) of the properties and assets of the Telephony Group as of such date;

              (y) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

              (z) the Corporation may pay the dividend or redemption price referred to in clause (i) or (ii) of this subparagraph 6(b) either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or other property (other than Common Stock) that the Board of Directors determines will have an aggregate market value on a fully distributed basis, of not less than the amount of the Telephony Group Net Proceeds. If the dividend or redemption price is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine either to (1) pay the dividend or redemption price in the form of separate classes or series of securities, with one class or series of such securities to holders of Series A Telephony Group Common Stock and another class or series of securities to holders of Series B Telephony Group Common Stock, provided that such securities (and, if such securities are convertible into or exercisable or exchangeable for shares of another class or series of securities, the securities so issuable upon such conversion, exercise or exchange) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Telephony Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock), provided that if such securities constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, and otherwise such securities shall be distributed on an equal per share basis, or (2) pay the dividend or redemption price in the form of a single class of securities without distinction between the shares received by the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock.

       (c)    CERTAIN PROVISIONS RESPECTING CONVERTIBLE SECURITIES.   Unless
the provisions of any class or series of Convertible Securities which are or become convertible into or exercisable or exchangeable for shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock provide specifically to the contrary, after any Conversion Date or Redemption Date on which all outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock were converted or redeemed, any share of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock that is issued on conversion, exercise or exchange of any such Convertible Securities will, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

       (d)    GENERAL.


       (i) Not later than the 10th Trading Day following the consummation of a Disposition referred to in subparagraph 6(b) of this Section E, the Corporation shall announce publicly by press release (A) the Telephony Group Net Proceeds of such Disposition, (B) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, (C) the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof, and (D) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in clauses (i), (ii) or (iii) of paragraph 6(b) of this Section E it has irrevocably determined to take.

       (ii) If the Corporation determines to pay a dividend pursuant to clause (i) of subparagraph 6(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition,
(B) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be distributed in respect of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, (D) the Telephony Group Net Proceeds of such Disposition, (E) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to receive such dividend only if they appropriately convert, exercise or exchange such Convertible Securities prior to the record date referred to in clause (A) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation.


       (iii) If the Corporation determines to undertake a redemption of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Telephony Group pursuant to clause (ii) (A) of paragraph 6(b) of this Section E, the Corporation shall cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding on the Redemption Date shall be redeemed, (B) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding on the Redemption Date, (D) the Telephony Group Net Proceeds of such Disposition, (E) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the place or places where certificates for shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property, (G) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof, and (H) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.


       (iv) If the Corporation determines to undertake a redemption of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock following a Disposition of substantially all (but not all) of the properties and assets of the Telephony Group pursuant to clause (ii)(B) of paragraph 6(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of record of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock then outstanding shall be selected for redemption, (B) the anticipated Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock selected for redemption, (D) the Telephony Group Net Proceeds of such Disposition, (E) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion or exercise prices thereof, (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such selection for redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the date referred to in clause (A) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following such date and (H) a statement that the Corporation will not be required to register a transfer of any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (A) of this sentence. Promptly following the date referred to in clause
(A) of the preceding sentence, but not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be so redeemed, a notice setting forth (A) the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock held by such holder to be redeemed, (B) a statement that such shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock shall be redeemed, (C) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (D) the kind and per share amount of shares of capital stock, cash and/or other securities or property to be received by such holder with respect to each share of such Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be redeemed, including details as to the calculation thereof, and (E) the place or places where certificates for shares of such Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property. The notices referred to in this clause (iv) shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation. The outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock to be redeemed shall be redeemed by the Corporation pro rata among the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock or by such other method as may be determined by the Board of Directors to be equitable.



       (v) In the event of any conversion pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6 (other than pursuant to paragraph 6(c)), the Corporation shall cause to be given to each holder of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock shall be converted, (B) the Conversion Date (which shall not be more than 85 Trading Days following the consummation of such Disposition in the event of a conversion pursuant to paragraph 6(b) and which shall not be more than 120 days after the Appraisal Date in the event of a conversion pursuant to paragraph 2(e)), (C) the per share number of shares of Series A TCI Group Common Stock or Series B TCI Group Common Stock, as applicable, to be received with respect to each share of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, including details as to the calculation thereof,
(D) the place or places where certificates for shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered, (E) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such conversion only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Conversion Date referred to in clause
(B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Conversion Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Conversion Date, at such holder's address as the same appears on the transfer books of the Corporation.

       (vi) If the Corporation determines to redeem shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock pursuant to subparagraph (a) of this paragraph 6, the Corporation shall promptly cause to be given to each holder of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock shall be redeemed in exchange for shares of common stock of the Telephony Group Subsidiaries, (B) the Redemption Date, (C) the Telephony Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (D) the place or places where certificates for shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Telephony Group Subsidiaries, (E) the number of outstanding shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and the number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof, and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following the Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

       (vii) Neither the failure to mail any notice required by this paragraph 6(d) to any particular holder of Series A Telephony Group Common Stock, Series B Telephony Group Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock or of Convertible Securities, or the validity of any conversion or redemption.


       (viii) The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6. In connection with the determination of the number of shares of any class of capital stock that shall be issuable or the amount of securities that shall be deliverable to any holder of record upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (A) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (B) in the case of any other fractional security, such value as is determined by the Board of Directors.


       (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock; provided, however, that if the Conversion Date or the Redemption Date with respect to the Series A Telephony Group Common Stock or Series B Telephony Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the conversion or redemption of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

       (x) Before any holder of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash and/or securities or other property to be received by such holder with respect to shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after such surrender of certificates representing shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock deliver to the person for whose account shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash and/or securities or other property to which such person shall be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph 6(d)(viii). If less than all of the shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock not redeemed. The Corporation shall not be required to register a transfer of (1) any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock for a period of 15 Trading Days next preceding any selection of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock to be redeemed or (2) any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock selected or called for redemption. Shares selected for redemption may not thereafter be converted pursuant to paragraph 2(c) of this Section E.

       (xi) From and after any applicable Conversion Date or Redemption Date, all rights of a holder of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, to receive certificates representing shares of the kind and amount of capital stock or cash and/or securities or other property for which such shares were converted or redeemed, together with any payment for fractional securities contemplated by paragraph 6(d)(viii) of this Section E and such holder shall have no other or further rights in respect of the shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other properties which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other property upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate that, immediately prior to the applicable Conversion Date or Redemption Date for the Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, represented shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Series A Telephony Group Common Stock or Series B Telephony Group Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Conversion Date or Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Conversion Date or Redemption Date, as the case may be, for any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, the Corporation shall, however, be entitled to treat the certificates for shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock that have not yet been surrendered for conversion or redemption as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock represented by such certificates shall have been converted or redeemed, notwithstanding the failure to surrender such certificates.

       (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock pursuant to this Section E. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock in a name other than that in which the shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

7.     Liquidation.

       In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Stock is entitled, (a) the holders of the shares of Series A TCI Group Common Stock and the holders of the shares of Series B TCI Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of W/Z for the 20-Trading Day period ending on the Trading Day prior to the date of the public announcement of such liquidation, dissolution or winding up, (b) the holders of the shares of Series A Liberty Media Group Common Stock and the holders of the shares of Series B Liberty Media Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of X/Z for such 20-Trading Day period, and (c) the holders of the shares of Series A Telephony Group Common Stock and the holders of the Series B Telephony Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of Y/Z for such 20-Trading Day period, where W is the aggregate Market Capitalization of the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, X is the aggregate Market Capitalization of the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock, Y is the aggregate Market Capitalization of the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock, and Z is the aggregate Market Capitalization of the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A Telephony Group Common Stock and the Series B Telephony Group Common Stock. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 7.

 8.    Determinations by the Board of Directors.

       Any determinations made by the Board of Directors under any provision in this Section E shall be final and binding on all stockholders of the Corporation, except as may otherwise be required by law. The Corporation shall prepare a statement of any such determination by the Board of Directors respecting the fair market value of any properties, assets or securities and shall file such statement with the Secretary of the Corporation.

9.     Certain Definitions.


       Unless the context otherwise requires, the terms defined in this paragraph 9 shall have, for all purposes of this Section E, the meanings herein specified:


       "Adjusted Liberty Media Group Outstanding Interest Fraction", as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date, (b) the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date, (c) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable, determined as of such date, upon conversion, exercise or exchange of Pre-Distribution Convertible Securities and (d) the number of Committed Acquisition Shares issuable, determined as of such date.

       "Appraisal Date", with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, shall mean the last day of the calendar month preceding the month in which the Selection Date occurs.

       "Appraiser" means each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser.


       "Committed Acquisition Shares" shall mean (a) the shares of Series A Liberty Media Group Common Stock that the Corporation had, prior to the record date for the Liberty Media Group Distribution, agreed to issue, but as of such record date had not issued, and (b) the shares of Series A Liberty Media Group Common Stock that are issuable upon conversion, exercise or exchange of Convertible Securities that the Corporation had, prior to the record date for the Liberty Media Group Distribution, agreed to issue, but as of such record date has not issued, in each case including obligations of the Corporation to issue shares of the Corporation's Class A Common Stock, par value $1.00 per share, which as a result of the Liberty Media Group Distribution, constitute obligations to issue, among other securities, Series A Liberty Media Group Common Stock or Convertible Securities which are convertible into or exercisable or exchangeable for Series A Liberty Media Group Common Stock; provided, however, that Committed Acquisition Shares shall not include any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock issuable upon conversion, exercise or exchange of Pre-Distribution Convertible Securities. The type and amount of Committed Acquisition Shares issuable shall be appropriately adjusted to reflect subdivisions and combinations of the Series A Liberty Media Group Common Stock and dividends or distributions of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock to holders of Series A Liberty Media Group Common Stock and other reclassifications of the Series A Liberty Media Group Common Stock, in each case occurring (or the record date for which occurs) after the Liberty Media Group Distribution.


       "Conversion Date" shall mean any date fixed by the Board of Directors for a conversion of shares of (i) Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, or (ii) Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, as the case may be, as set forth in a notice to holders of the applicable series of Common Stock pursuant to paragraph 5(d) or 6(d), as applicable, of this Section E.

       "Convertible Securities" shall mean any securities of the Corporation (other than any series of Common Stock) that are convertible into, exchangeable for or evidence the right to purchase any shares of any series of Common Stock, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise.

       "Corporation Earnings (Loss) Attributable to the Liberty Media Group", for any period, shall mean the net earnings or loss of the Liberty Media Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Liberty Media Group for such period as presented in the combined financial statements of the Liberty Media Group for such period, including income and expenses of the Corporation attributed to the operations of the Liberty Media Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

       "Corporation Earnings (Loss) Attributable to the TCI Group", for any period, shall mean the net earnings or loss of the TCI Group for such period determined on a basis consistent with the determination of the net earnings or loss of the TCI Group for such period as presented in the combined financial statements of the TCI Group for such period, including income and expenses of the Corporation attributed to the operations of the TCI Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

       "Corporation Earnings (Loss) Attributable to the Telephony Group", for any period, shall mean the net earnings or loss of the Telephony Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Telephony Group for such period as presented in the combined financial statements of the Telephony Group for such period, including income and expenses of the Corporation attributed to the operations of the Telephony Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

       "Disposition" shall mean the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets.

       "First Appraiser" means, with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, an investment banking firm of recognized national standing selected by the Corporation to make such determination.

       "Higher Appraised Amount", with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, the higher of the respective final views of the First Appraiser and the Second Appraiser as to such private market value.

       "Independent Committee" means a committee of the Board of Directors of the Corporation formed in order to select the Second Appraiser, all of whose members are "independent directors" as determined under Nasdaq National Market rules.

       "Liberty Media Group" shall mean, as of any date that any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock have been issued and continue to be outstanding:

              (a) the interest of the Corporation or of any of its subsidiaries in Liberty Media Corporation or any of its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective properties and assets,

              (b) all assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to any of the properties or assets referred to in clause (a) of this sentence, whether or not such assets or liabilities are assets and liabilities of Liberty Media Corporation or any of its subsidiaries (or a successor as described in clause (a) of this sentence),

              (c) all assets and properties contributed or otherwise transferred to the Liberty Media Group from the TCI Group, and

              (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Liberty Media Group, as determined by the Board of Directors;

provided that (i) from and after any dividend or other distribution with respect to any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (other than a dividend or other distribution payable in shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest", or in other securities of the Corporation attributed to the Liberty Media Group for which provision shall be made as set forth in the penultimate sentence of this definition), the Liberty Media Group shall no longer include an amount of assets or properties equal to the aggregate amount of such kind of assets or properties so paid in respect of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock multiplied by a fraction the numerator of which is equal to the Liberty Media Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Liberty Media Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and (ii) from and after any transfer of assets or properties from the Liberty Media Group to the TCI Group, the Liberty Media Group shall no longer include the assets or properties so transferred. If the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock payable in securities of the Corporation attributed to the Liberty Media Group other than Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (i) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to the holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the Liberty Media Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the Liberty Media Group shall in such case include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the Liberty Media Group.

       "Liberty Media Group Available Dividend Amount", as of any date, shall mean the product of the Liberty Media Group Outstanding Interest Fraction and either: (a) the excess of (i) an amount equal to the total assets of the Liberty Media Group less the total liabilities (not including preferred stock) of the Liberty Media Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock and each class or series of Preferred Stock attributed to the Liberty Media Group or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss)

Attributable to the Liberty Media Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

       "Liberty Media Group Distribution" shall mean the share distribution of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock made to the holders of record of Series A TCI Group Common Stock and Series B TCI Group Common Stock as of the close of business on August 4, 1995.

       "Liberty Media Group Inter-Group Interest Fraction", as of any date, shall mean a fraction the numerator of which is the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date and (b) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding as of such date.

       "Liberty Media Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Liberty Media Group, an amount, if any, equal to the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (i) or (ii), respectively, of paragraph 5(b) of this Section E (or which would have been payable but for the utilization of tax benefits attributable to the TCI Group or the Telephony Group), (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Liberty Media Group, including, without limitation, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations (without duplication of amounts allocated for the satisfaction of the Corporation's obligations with respect to Pre-Distribution Convertible Securities and Committed Acquisition Shares issuable which are included in the determination of the Adjusted Liberty Media Group Outstanding Interest Fraction) in respect of Preferred Stock attributed to the Liberty Media Group. For purposes of this definition, any properties and assets of the Liberty Media Group remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as can be supported by such properties and assets. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property, including for the purpose of determining the equivalent value thereof if the Board of Directors determines to pay a dividend or redemption price in cash or securities or other property as provided in clause (z) of paragraph 5(b) of this Section E.

       "Liberty Media Group Outstanding Interest Fraction", as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date and (b) the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date.

       "Liberty Media Group Private Market Value" shall mean an amount equal to the private market value of the Liberty Media Group as of the Appraisal Date. Each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser, if any, shall be instructed to determine the private market value of the Liberty Media Group as of the Appraisal Date based upon the amount a willing purchaser would pay to a willing seller, in an arm's length transaction, if it were acquiring the Liberty Media Group, as if the Liberty Media Group were a publicly traded non-controlled corporation and the purchaser was acquiring all of the capital stock of such corporation, and without consideration of any potential regulatory constraints limiting the potential purchasers of the Liberty Media Group other than that which would have existed if the Liberty Media Group were a publicly traded non-controlled entity.

       "Lower Appraised Amount", with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, the lower of the respective final views of the First Appraiser and the Second Appraiser as to such private market value.

       "Market Capitalization" of any class or series of capital stock of the Corporation on any Trading Day shall mean the product of (i) the Market Value of one share of such class or series on such Trading Day and (ii) the number of shares of such class or series outstanding on such Trading Day.

       "Market Value" of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such day (if such day is a Trading Day, and if such day is not a Trading Day, on the Trading Day immediately preceding such day) or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case on the Nasdaq National Market, or if the shares of such class or series are not quoted on such Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the market value of a share of such class or series as determined by the Board of Directors; provided that for purposes of determining the ratios set forth in paragraphs 2(d), 2(e), 5(b), 6(b) and 7 of this Section E, (a) the "Market Value" of any share of any series of Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such series of Common Stock shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board of Directors and
(b) the "Market Value" of any share of any series of Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such series of Common Stock or (ii) the "ex" date or any similar date for any dividend or distribution with respect to any such series of Common Stock in shares of such series of Common Stock shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

       "Mutually Appraised Amount", with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, the determination by the Mutually Designated Appraiser of such private market value.

       "Mutually Designated Appraiser" shall mean, if required with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, the investment banking firm of recognized national standing jointly designated by the First Appraiser and the Second Appraiser to make such determination.

       "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest" after the Liberty Media Group Distribution shall be zero and shall from time to time thereafter, as applicable, be

              (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Series A Liberty Media Group Common Stock and dividends or distributions of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock to holders of Series A Liberty Media Group Common Stock and other reclassifications of Series A Liberty Media Group Common Stock,

              (b) decreased (but not to less than zero) by (i) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or sold by the Corporation after the Liberty Media Group Distribution other than Committed Acquisition Shares, the proceeds of which are attributed to the TCI Group, (ii) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered upon conversion, exercise or exchange of Convertible Securities (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), the proceeds of which are attributed to the TCI Group, (iii) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered by the Corporation as a dividend or distribution to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, (iv) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered upon the conversion, exercise or exchange of any Convertible Securities (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) issued or delivered by the Corporation after the Liberty Media Group Distribution as a dividend or distribution or by reclassification or exchange to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock and (v) the aggregate number of shares of Series A Liberty Media Group Common Stock (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board of Directors) of assets or properties attributed to the Liberty Media Group that are transferred from the Liberty Media Group to the TCI Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, divided by the Market Value of one share of Series A Liberty Media Group Common Stock as of the date of such transfer, and

              (c) increased by (i) the aggregate number of any shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board of Directors) of assets or properties theretofore attributed to the TCI Group that are contributed to the Liberty Media Group in consideration of an increase in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, divided by the Market Value of one share of Series A Liberty Media Group Common Stock as of the date of such contribution and (iii) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which Convertible Securities are deemed to be converted, exercised or exchanged pursuant to the last sentence of the definition of "TCI Group" in this paragraph 9. The Corporation shall not issue or sell shares of Series B Liberty Media Group Common Stock in respect of a reduction in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest.

       Whenever a change in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

       "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest" shall initially be that number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock which represent 100% of the common stockholders' equity value of the Corporation attributable to the Telephony Group, as determined by the Board of Directors of the Corporation prior to the first issuance of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, and shall from time to time thereafter, as applicable, be

              (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and dividends or distributions of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock and other reclassifications of the Series A Telephony Group Common Stock and Series B Telephony Group Common Stock,

              (b) decreased (but not to less than zero) by (i) the aggregate number of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock issued or sold by the Corporation the proceeds of which are attributed to the TCI Group, (ii) the aggregate number of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock issued or delivered upon conversion, exercise or exchange of Convertible Securities, the proceeds of which are attributed to the TCI Group, (iii) the aggregate number of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock issued or delivered by the Corporation as a dividend or distribution to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, (iv) the aggregate number of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock issued or delivered upon the conversion, exercise or exchange of any Convertible Securities issued or delivered by the Corporation as a dividend or distribution or by reclassification or exchange to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock and (v) the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board of Directors) of assets or properties attributed to the Telephony Group that are transferred from the Telephony Group to the TCI Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest, divided by the Market Value of one share of Series A Telephony Group Common Stock as of the date of such transfer, and

              (c) increased by (i) the aggregate number of any shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board of Directors) of assets or properties, theretofore attributed to the TCI Group that are contributed to the Telephony Group in consideration of an increase in the Number of Shares

       Issuable with Respect to the Telephony Group Inter-Group Interest, divided by the Market Value of one share of Series A Telephony Group Common Stock as of the date of such contribution and (iii) the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock into or for which Convertible Securities are deemed to be converted, exercised or exchanged pursuant to the last sentence of the definition of "TCI Group" in this paragraph 9.

       Whenever a change in the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

       "Pre-Distribution Convertible Securities" shall mean Convertible Securities that were outstanding on the record date for the Liberty Media Group Distribution and were, prior to such date, convertible into or exercisable or exchangeable for shares of the Class A Common Stock, par value $1.00 per share, of the Corporation.


       "Qualifying Subsidiary" shall mean a Subsidiary of the Corporation in which (x) the Corporation's ownership and voting interest is sufficient to satisfy the requirements of the Internal Revenue Service for a distribution of the Corporation's interest in such Subsidiary to the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock that is tax free to such holders or (y) the Corporation owns, directly or indirectly, all of the issued and outstanding capital stock.


       "Redemption Date" shall mean any date fixed for a redemption or purchase of shares of (i) Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or (ii) Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, as the case may be, as set forth in a notice to holders of such series pursuant to this Certificate.

       "Related Business Transaction" shall mean any Disposition of all or substantially all of the properties and assets of the Liberty Media Group or the Telephony Group, as the case may be, in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, convertible securities, partnership or limited partnership interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets and properties of the Liberty Media Group or the Telephony Group, as the case may be, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets and properties of the Liberty Media Group or the Telephony Group, as the case may be, or a third party issuer, which purchaser, acquiror or other issuer is engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the Liberty Media Group or the Telephony Group, as the case may be, prior to such Disposition, as determined in good faith by the Board of Directors.

       "Second Appraiser" means, with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, an investment banking firm of recognized national standing selected by the Independent Committee to make such determination.

       "Selection Date", with respect to any determination of the Liberty Media Group Private Market Value or the Telephony Group Private Market Value, shall mean the date upon which the Second Appraiser for such determination is selected by the Independent Committee.

       "Subsidiary" shall mean, with respect to any person or entity, any corporation or partnership 50% or more of whose outstanding voting securities or partnership interests, as the case may be, are directly or indirectly owned by such person or entity.

       "TCI Group" shall mean, as of any date:

              (a) the interest of the Corporation or any of its subsidiaries in all of the businesses in which the Corporation or any of its subsidiaries (or any of their predecessors or successors) is or has been engaged, directly or indirectly, and the respective assets and liabilities of the Corporation or any of its subsidiaries, other than any businesses, assets or liabilities of the Liberty Media Group or the Telephony Group;

              (b) a proportionate interest in the businesses, assets and liabilities of the Liberty Media Group equal to the Liberty Media Group Inter-Group Interest Fraction as of such date;

              (c) a proportionate interest in the businesses, assets and liabilities of the Telephony Group equal to the Telephony Group Inter-Group Interest Fraction as of such date;

              (d) from and after any dividend or other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (other than a dividend or other distribution payable in shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest", or in other securities of the Corporation attributed to the Liberty Media Group, for which provision shall be made as set forth in the penultimate sentence of this definition), an amount of assets or properties theretofore included in the Liberty Media Group equal to the aggregate amount of such kind of assets or properties so paid in respect of such dividend or other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock multiplied by a fraction the numerator of which is equal to the Liberty Media Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Liberty Media Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution; and

              (e) from and after any dividend or other distribution with respect to shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest", or in other securities of the Corporation attributed to the Telephony Group, for which provision shall be made as set forth in the penultimate sentence of this definition), an amount of assets or properties theretofore included in the Telephony Group equal to the aggregate amount of such kind of assets or properties so paid in respect of such dividend or other distribution with respect to shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock multiplied by a fraction the numerator of which is equal to the Telephony Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Telephony Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution; and

              (f) any assets or properties transferred from the Liberty Media Group or the Telephony Group to the TCI Group;


provided that, from and after any contribution or transfer of any assets or properties from the TCI Group to the Liberty Media Group or the Telephony Group, the TCI Group shall no longer include such assets or properties so contributed or transferred (other than pursuant to its interest in the businesses, assets and liabilities of the Liberty Media Group or the Telephony Group pursuant to clauses (b) or (c), respectively, above). If (1) the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock payable in other securities of the Corporation attributed to the Liberty Media Group, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (d) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the TCI Group shall include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group, or (2) the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock payable in other securities of the Corporation attributed to the Telephony Group, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (e) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, the TCI Group shall include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the TCI Group shall in such case no longer include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the Liberty Media Group or the Telephony Group.


       "TCI Group Available Dividend Amount", as of any date, shall mean either: (a) the excess of (i) an amount equal to the total assets of the TCI Group less the total liabilities (not including preferred stock) of the TCI Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock and each class or series of Preferred Stock attributed to the TCI Group or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the TCI Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

       "Telephony Group" shall mean, as of any date that any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock have been issued and continue to be outstanding:

              (a) the interest of the Corporation or of any of its subsidiaries in TCI Telephony Services, Inc. ("TCI Telephony") or any of its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective properties and assets,

              (b) all assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to any of the properties or assets referred to in clause (a) of this sentence, whether or not such assets or liabilities are assets and liabilities of TCI Telephony or any of its subsidiaries (or a successor as described in clause (a) of this sentence),

              (c) all assets and properties contributed or otherwise transferred to the Telephony Group from the TCI Group, and

              (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Telephony Group, as determined by the Board of Directors;

provided that (i) from and after any dividend or other distribution with respect to any shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest", or in other securities of the Corporation attributed to the Telephony Group for which provision shall be made as set forth in the penultimate sentence of this definition), the Telephony Group shall no longer include an amount of assets or properties equal to the aggregate amount of such kind of assets or properties so paid in respect of shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock multiplied by a fraction the numerator of which is equal to the Telephony Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Telephony Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and (ii) from and after any transfer of assets or properties from the Telephony Group to the TCI Group, the Telephony Group shall no longer include the assets or properties so transferred. If the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Telephony Group Common Stock or Series B Telephony Group Common Stock payable in securities of the Corporation attributed to the Telephony Group other than Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (i) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to the holders of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock, the Telephony Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the Telephony Group shall in such case include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the Telephony Group.

       "Telephony Group Available Dividend Amount", as of any date, shall mean the product of the Telephony Group Outstanding Interest Fraction and either:
(a) the excess of (i) an amount equal to the total assets of the Telephony Group less the total liabilities (not including preferred stock) of the Telephony Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A Telephony Group Common Stock, Series B Telephony Group Common Stock and each class or series of Preferred Stock attributed to the Telephony Group or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the Telephony Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

       "Telephony Group Inter-Group Interest Fraction", as of any date, shall mean a fraction the numerator of which is the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date and (b) the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding as of such date.

       "Telephony Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Telephony Group, an amount, if any, equal to the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (i) or (ii), respectively, of paragraph 6(b) of this Section E (or which would have been payable but for the utilization of tax benefits attributable to the TCI Group or the Liberty Media Group), (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Telephony Group, including, without limitation, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Telephony Group. For purposes of this definition, any properties and assets of the Telephony Group remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as can be supported by such properties and assets. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property, including for the purpose of determining the equivalent value thereof if the Board of Directors determines to pay a dividend or redemption price in cash or securities or other property as provided in clause (z) of paragraph 6(b) of this Section E.

       "Telephony Group Outstanding Interest Fraction", as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Telephony Group Common Stock and Series B Telephony Group Common Stock outstanding on such date and (b) the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest as of such date.

       "Telephony Group Private Market Value" shall mean an amount equal to the private market value of the Telephony Group as of the Appraisal Date. Each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser, if any, shall be instructed to determine the private market value of the Telephony Group as of the Appraisal Date based upon the amount a willing purchaser would pay to a willing seller, in an arm's length transaction, if it were acquiring the Telephony Group, as if the Telephony Group were a publicly traded non-controlled corporation and the purchaser was acquiring all of the capital stock of such corporation, and without consideration of any potential regulatory constraints limiting the potential purchasers of the Telephony Group other than that which would have existed if the Telephony Group were a publicly traded non-controlled entity.

       "Trading Day" shall mean each weekday other than any day on which any relevant class or series of capital stock of the Corporation is not traded on the Nasdaq National Market System or in the over-the-counter market."

(IV) SECTION C OF ARTICLE V OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                                   "SECTION C

                              REMOVAL OF DIRECTORS

       Subject to the rights of the holders of any class or series of Preferred Stock, directors may be removed from office only for cause (as hereinafter defined) upon the affirmative vote of the holders of 66 2/3% of the total voting power of the then outstanding shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A Telephony Group Common Stock, Series B Telephony Group Common Stock and any class or series of Preferred Stock entitled to vote at an election of directors, voting together as a single class. Except as may be provided by law, "cause" for removal, for purposes of this Section C, shall exist only if: (i) the director whose removal is proposed has been convicted of a felony, or has been granted immunity to testify in an action where another has been convicted of a felony, by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has become mentally incompetent, whether or not so adjudicated, which mental incompetence directly affects his ability as a director of the Corporation, as determined by at least 66 2/3% of the members of the Board of Directors then in office (other than such director); or (iii) such director's actions or failure to act have been determined by at least 66 2/3% of the members of the Board of Directors then in office (other than such director) to be in derogation of the director's duties."

(V) SECTION A OF ARTICLE VIII OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                                 "ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

                                   SECTION A

                          ANNUAL AND SPECIAL MEETINGS

       Subject to the rights of the holders of any class or series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in the terms of any class or series of Preferred Stock or unless otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the outstanding Voting Securities (as hereinafter defined) or
(ii) at the request of at least 75% of the members of the Board of Directors then in office. The term "Voting Securities" shall include the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A Telephony Group Common Stock, the Series B Telephony Group Common Stock and any class or series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters which may be submitted to a vote of stockholders at any annual meeting or special meeting thereof.

       SECOND: That said amendments were duly adopted by the Board of Directors of the Corporation, and pursuant to resolution of the Board of Directors of the Corporation, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute and the Restated Certificate of Incorporation of the Corporation were voted in favor of said amendments.

       THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment this ___ day of __________, 1997.




                                      TELE-COMMUNICATIONS, INC.


                                      By:
                                         -----------------------------------
                                      Name:

                                      Title:

ATTEST:


By:
   ------------------------------
Name:

Title:

                                                                       ANNEX III

                         DESCRIPTION OF TELEPHONY GROUP
GENERAL


       The Telephony Group would initially consist of all of the Company's equity interest in TTS-Delaware, an indirectly wholly owned subsidiary of the Company, its subsidiaries, their respective assets, and all assets and liabilities of the Company and its subsidiaries to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TTS-Delaware or any of its subsidiaries (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its investments in the PCS Ventures, a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband PCS, to residential and business customers nationwide under the "Sprint" brand, and its investment in Teleport. The PCS Ventures include the Sprint PCS Partnerships and PhillieCo. The partners (the "Partners") of each of the Sprint PCS Partnerships are subsidiaries of Sprint, Comcast, Cox and the Company (collectively, the "Parents"). The partners of PhillieCo are subsidiaries of Sprint, Cox and the Company. The Company, through TCI Telephony, has a 30% interest as a partner in each of the Sprint PCS Partnerships and a 35.3% interest as a partner in PhillieCo. TCG, the largest competitive local exchange carrier (or "CLEC") in the United States as measured by route miles, offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in the outstanding common stock of TCG. TCI Telephony also holds a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers (or "CAPs") serving the Kansas City and Buffalo metropolitan areas, respectively. Beyond the ownership of these assets, TCI Telephony also has the right to acquire TCI's interests in the ResTel Business and the WTCI Business.



       The Telephony Group would also include such other assets and liabilities of the TCI Group as the Board of Directors may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI or any of its subsidiaries may in the future acquire for the Telephony Group, as determined by the Board of Directors. It is currently the intention of the Company that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the Company and its subsidiaries in the Telephony Business.


SPRINT PCS

GENERAL


       Sprint PCS has announced its intention to become a leading provider of wireless communications products and services in the United States. Sprint PCS is the largest broadband wireless personal communications services company in the United States in terms of total licensed "Pops" (or population equivalents), with licenses (including those owned by licensees that have affiliated or have agreed to affiliate with Sprint PCS, including PhillieCo) to provide service in 33 MTAs covering 190.9 million Pops (73% of the total United States population) and including eight of the nation's ten largest MTAs. Broadband PCS systems differ from traditional analog cellular telephone service principally in that PCS systems operate at a higher frequency band (1850-1990 MHz radio spectrum), have more spectrum allotted and have different license areas.



       Sprint PCS initiated the commercial launch of its service in December 1996 in Fresno, California; Milwaukee, Wisconsin; Portland, Oregon; Spokane, Washington; Albany and Syracuse, New York; and Pittsburgh, Pennsylvania. In addition, APC (as defined below) launched its PCS service in the Baltimore/Washington MTA in November 1995, and Cox-California (as defined below) commenced the commercial launch of its service in San Diego, California in December 1996. Sprint PCS currently plans to launch in additional markets, including New York City, San Francisco, Dallas/Ft. Worth, Boston, Miami, Minneapolis/ St. Paul, Denver, Seattle and Kansas City, on a market-by-market basis during 1997 and thereafter. When the foregoing phase of launch is completed, Sprint PCS service will be available in 35 of the top 50 markets in the United States, including markets served by APC, Cox-California and PhillieCo. The timing of launch in individual markets will be determined by various factors, principally zoning and microwave relocation, equipment delivery schedules, completion of network testing and optimization and local market and competitive considerations.



       Sprint PCS will require significant funds for development, construction, testing and deployment of its PCS network. The Partners of Sprint PCS have agreed to contribute up to an aggregate of approximately $4.2 billion of equity to Sprint PCS from inception through fiscal 1999 (of which TCI Telephony's share is approximately $1.3 billion) if and to the extent required by annual budgets of Sprint PCS for fiscal years in such period approved by the Partners or requested during such period by the affirmative vote of general Partners with percentage interests in Sprint PCS of 75% or more in the aggregate. As of December 31, 1996, approximately $3.0 billion of such $4.2 billion had been contributed to Sprint PCS, of which amount TCI Telephony had contributed approximately $900 million. The Company expects that the remaining approximately $1.2 billion of such amount (of which TCI Telephony's share would be approximately $360 million) would be contributed by the Partners by the end of the second quarter of 1998 (although there can be no assurance that any additional capital will be contributed by the Partners). Sprint Spectrum, L.P., a subsidiary of the






                                     III-1

Sprint PCS Partnerships ("Sprint Spectrum"), has obtained approximately $3.1 billion in secured vendor financing in the aggregate from the certain vendors, entered into a $2.0 billion secured credit facility with a group of banks and received net proceeds of approximately $520 million from a public offering of senior notes and senior discount notes.



       Further, in connection with such debt financings by Sprint Spectrum, the Company and the other Parents entered into a Capital Contribution Agreement with Sprint Spectrum, of which the secured creditors in such debt financings are beneficiaries, pursuant to which each Partner or Parent, as applicable, agreed to make contributions, or cause contributions to be made, to Sprint Spectrum from time to time upon the occurrence of certain events, up to a maximum aggregate amount equal to (a) such Parent's percentage interest in Sprint PCS (as to each Partner or Parent, as applicable, its "Percentage Interest") of the sum of (i) $1.0 billion plus (ii) the agreed value of the certain property to be contributed to Sprint PCS by Cox (aggregating approximately $24 million as of December 31, 1996) (the "Cox Contributed Property"), less (b) the sum of (i) the aggregate amount of cash equity contributions made by such Parent (directly or indirectly) to Sprint Spectrum and its subsidiaries (but not other affiliates of Sprint PCS, including APC and Cox-California) subsequent to December 31, 1995 other than pursuant to the Capital Contribution Agreement, (ii) such Parent's Percentage Interest of the amount of the aggregate cash proceeds of equity capital (subject to certain exclusions) obtained by Sprint Spectrum from sources other than the Parents and their subsidiaries, and (iii) in the case of Cox, the agreed value of the Cox Contributed Property. The liabilities of the Company under the Capital Contribution Agreement would be attributed to the Telephony Group. The events that would require such contributions to be made are (x) a determination as of any date that the projected cash expenditures of Sprint Spectrum and its subsidiaries during the three months following such determination exceed the cash, cash equivalents and borrowing availability of Sprint Spectrum and its subsidiaries as of such determination date, plus their expected cash receipts, other than from borrowings, during such three-month period, (y) a default in the payment of any amount due under any of the agreements evidencing such debt financing and other agreements evidencing secured indebtedness that Sprint Spectrum may enter into in the future and (z) the acceleration of Sprint Spectrum's obligations under any of such agreements. During 1996, approximately $500 million in cash was contributed directly or indirectly to Sprint Spectrum (of which TCI Telephony had contributed approximately $150 million), thereby reducing the Parents' respective obligations under the Capital Contribution Agreement by such amount and reducing the Company's obligation to approximately $150 million as of December 31, 1996. Based on the currently expected timing of TCI Telephony's additional contributions to Sprint PCS (including the currently expected timing of Sprint PCS's expected capital contributions to APC and Cox-California and to its subsidiaries other than Sprint Spectrum and its subsidiaries), the Company does not expect that its obligations under the Capital Contribution Agreement will result in the obligation to make any incremental capital contributions to Sprint PCS in addition to TCI Telephony's pro rata portion of the balance of the $4.2 billion that the Partners agreed to contribute.


       Sprint PCS believes that rapid growth in consumer and business demands for wireless services, technological advances, increased customer expectations for quality), and convenience of use and deregulation are reshaping the telecommunications market. In order to compete in this changing environment, accelerate subscriber growth and increase customer retention, Sprint PCS intends to offer customers integrated telecommunications packages and national service offerings. The Parents and Sprint PCS expect to package Sprint PCS's wireless services with other of the Parents' communications products and services, including the local and long distance telecommunications services and the cable-based entertainment services of Sprint and TCI, Cox and Comcast. Sprint PCS and the Parents will market PCS wireless products and services nationally under the Sprint brand name through diverse distribution channels including those of the Parents.


       PCS is the first all-digital wireless service and will be able to provide enhanced integrated services not currently offered by traditional analog cellular providers. Sprint PCS believes that the enhanced features and services, in conjunction with increased competition within the industry, will contribute to the acceleration of growth in the wireless telecommunications market. According to the Cellular Telephone Industry Association, the number of cellular telephone subscribers nationwide has grown from approximately 680,000 in 1986 to an estimated 34 million as of December 31, 1995. The Personal Communications Industry Association estimates that the number of cellular and PCS wireless services subscribers will be over 104 million by the year 2005 and that PCS subscriptions will account for approximately 40 million of such subscriptions.


POPULATION COVERAGE


       Sprint PCS was the successful bidder for 29 PCS licenses in the A Block and B Block PCS auctions conducted by the Federal Communications Commission (the "FCC"), which concluded in March 1995. Sprint PCS's 29 wholly-owned markets include, among others, the New York City, San Francisco, Detroit, Dallas/Fort Worth and Boston/Providence MTAs, and cover 150.3 million Pops. Additionally, Cox has agreed to contribute to Sprint PCS, upon FCC approval which has been obtained, a PCS license for the Omaha MTA that it separately purchased in the broadband PCS auction that concluded in March 1995.



       In order to increase its Pop coverage, Sprint PCS has affiliated and expects to continue to affiliate with other PCS providers, including those in which Sprint PCS or affiliates of its Partners have an interest. Pursuant to affiliation agreements, each affiliated PCS service provider will be included in Sprint PCS's national network and will use the Sprint brand name. Sprint PCS owns a 49% limited partnership interest in American PCS, L.P. ("APC"), which owns a PCS license for and operates a broadband PCS system in the Washington D.C./Baltimore MTA, which MTA covers 8.3 million Pops. APC launched its PCS service in November 1995 and was the nation's first commercially operational PCS system. APC has affiliated with Sprint PCS and is marketing its products and services under the Sprint brand name. As of July, 1996, APC had approximately 100,000 subscribers. In December 1996, Sprint PCS acquired a 49% limited partnership interest in Cox California PCS, L.P. ("Cox-California"), a partnership formed to hold a PCS license for the Los Angeles/San Diego MTA covering 21.5 million Pops, and Cox-California agreed to affiliate with Sprint PCS. Cox, which currently owns this PCS license, has agreed to contribute the license to Cox-California and will manage and control Cox-California. Sprint PCS also expects to affiliate with, and provide various services to PhillieCo, a limited partnership organized by subsidiaries of Sprint, TCI and Cox that owns a PCS license for the Philadelphia MTA covering
9.1 million Pops. TCI Telephony owns a 35.3% partnership interest in PhillieCo, which interest would be attributed to the Telephony Group. Any






                                     III-2
reference herein to an "affiliation" with, or "affiliate" of, Sprint PCS does not necessarily imply that Sprint PCS exercises, or has the power to exercise, control over the management and policies of such entity.



       The table below presents the owned and affiliated Pops of Sprint PCS after giving effect to such affiliation agreements:



                                                                    Direct or Indirect
                                                       1995         Ownership Interest         Net Pops
                                          # of     Population in       Attributed to         Attributed to
         Owned/Affiliated                 MTAs        MTA(s)          Telephony Group     Telephony Group(1)
         ----------------                -------   -------------    -------------------   --------------------
                                                    (millions)                                (millions)
 Owned by Sprint PCS . . . . . . . .       29            150.3              30.0%                   45.1
 Omaha (to be contributed to Sprint
 PCS by Cox)(2)  . . . . . . . . . .       1               1.7              30.0%                     .5
 Affiliated:
          APC
          (Baltimore/Washington)(3)        1               8.3              14.7%                    1.2
          Cox-California (Los
          Angeles/San Diego)(4)  . .       1              21.5              14.7%                    3.2
          PhillieCo (Philadelphia)(5)      1               9.1              35.3%                    3.2
                                           -           -------                                     -----
                  Total  . . . . . .       33            190.9                                      53.2
                                           ==            =====                                      ====




(1) Represents aggregate Pops represented by the PCS licenses held by the applicable PCS licensee multiplied by the direct or indirect percentage equity interest in such licensee that would be attributed to the Telephony Group. The number of Pops represented by PCS licenses is based upon the Donnelley Marketing Service estimate of the December 31, 1995 population of a geographic area. Such number is not necessarily indicative of the number of Pops that are or will be served by the applicable licensee's PCS network in such license area or the actual or expected number of customers using such PCS network. In addition, the number of Pops that would be attributed to the Telephony Group is not intended to imply that TCI Telephony has any actual ownership interest in or right to acquire such an interest, or other rights with respect to, such Pops or the applicable PCS license(s), including upon liquidation or dissolution of the applicable PCS licensee.


(2) Contribution will be credited towards capital contributions required of Cox under the Partnership Agreement (as defined herein) to the same extent as if Cox had made a cash contribution in an amount equal to the sum of (i) $995,564, together with interest at the annual rate of 13.4% computed from November 17, 1994 through the date the Omaha license is contributed, plus (ii) $4,062,400, together with interest at the annual rate of 13.4% computed from June 30, 1995 through the date the Omaha license is contributed.


(3) Sprint PCS owns a 49% limited partnership interest in APC, which owns a PCS license for and operates a broadband PCS system in the Baltimore/Washington D.C. MTA and has entered into an affiliation agreement with Sprint PCS.


(4) Sprint PCS owns a 49% limited partnership interest in Cox-California, which was formed to hold a PCS license for and operates a broadband PCS system in the Los Angles/San Diego MTA and has entered into an affiliation agreement with Sprint PCS.


(5) Owned by subsidiaries of Sprint, TCI and Cox. Sprint PCS expects to sign a services and affiliation agreement with PhillieCo.


         Including its current affiliates, Sprint PCS has licenses (or interests in licensees) and affiliate relationships in 33 MTAs covering nearly 191 million Pops (73% of the United States population.) There are 18 MTAs currently not served by Sprint PCS's licenses and affiliations. Sprint PCS continues to explore a number of possibilities to expand Pop coverage. Opportunities exist for affiliations with or investments in other PCS providers (including other affiliates of Sprint PCS) operating in territories not covered by Sprint PCS's licenses. Likewise, the ability to exchange capacity or enter into resale agreements with other providers or enter into roaming arrangements with other providers' systems are options under consideration. There can be no assurance, however, that Sprint PCS will be successful in expanding its Pop coverage beyond that currently covered by existing licenses and existing and expected affiliation agreements.



         Pursuant to an agreement among the Partners, an affiliate of Sprint participated in the D and E Block PCS auctions conducted by the FCC for additional 10 MHz basic trading area ("BTA") PCS licenses, which auctions concluded in January 1997. In such auctions, Sprint was the high bidder for licenses in approximately 139 BTAs covering an aggregate of approximately 70 million additional Pops, none of which BTAs are within any of the MTAs represented by the PCS licenses held by Sprint PCS, Cox-California, APC or PhillieCo. In accordance with such agreement and the Partnership Agreement, Sprint is required to offer to enter into an affiliation agreement with Sprint PCS with respect to such BTA licenses pursuant to which Sprint's PCS systems in such areas would be included in Sprint PCS's national PCS network, although no assurance can be given that Sprint and Sprint PCS will enter into any such affiliation agreement.


         The Company is also currently negotiating to acquire a minority equity interest in a limited partnership that would operate a PCS system utilizing C block PCS licenses for eight BTAs covering an aggregate of approximately 2.2 million Pops as an affiliate of the Sprint PCS network, although no assurance can be given that the Company will acquire such interest or that such partnership will enter into an affiliation agreement with Sprint PCS.

COMPETITION


         The wireless telecommunications industry is experiencing significant technological change, as evidenced by the increasing pace of improvements in the capacity and quality of digital technology, shorter cycles for new products and enhancements and changes in consumer preferences and expectations. Accordingly, TCI Telephony expects competition in the wireless telecommunications business to be dynamic and intense as a result of the entrance of new competitors and the development of new technologies, products and services. TCI Telephony anticipates that market prices for two-way wireless services generally will decline in the future based upon increased competition.


         Each of the markets in which Sprint PCS competes will be served by other two-way wireless service providers, including cellular and PCS operators and resellers. Many of these competitors have been operating for a number of years, currently serve a substantial subscriber base and have significantly greater financial and technical resources than those available to Sprint PCS. Certain of Sprint PCS's competitors are operating, or planning to operate, through joint ventures and affiliation arrangements, wireless telecommunications systems that encompass most of the United States. In addition, several entities have received and several others are seeking FCC authorization to construct and operate global satellite networks to provide domestic and international mobile communications services from geostationary and low earth orbit satellites.


                                     III-3

         Continuing technological advances in telecommunications and FCC policies that encourage the development of new spectrum-based technologies make it impossible to predict the extent of future competition. The FCC has adopted rules that provide preferences, including discounted licenses, to companies that develop new spectrum based communications technologies without bidding in FCC-sanctioned auctions. Such a preference may encourage the development of new technologies that compete with cellular and PCS service. In addition, the Omnibus Budget Reconciliation Act of 1993 requires, among other things, the allocation to commercial use of a portion of 200 MHZ of the spectrum currently reserved for government use. It is possible that some portion of the spectrum that is reallocated will be used to create new land-mobile services or to expand existing land-mobile services.


         Sprint PCS will directly compete with several other PCS providers in each of its PCS markets, including AT&T Wireless Services, Inc., BellSouth Telecommunications, Inc., Omnipoint Corporation, Pacific Bell Mobile Services, Inc., PCS PrimeCo L.P. and Western Wireless Corporation. Sprint PCS also expects that existing analog wireless service providers in the PCS markets, some of which have been operational for a number of years and have significantly greater financial and technical resources than those available to Sprint PCS, will upgrade their systems to provide comparable services in competition with its PCS system. These cellular competitors include AirTouch Communications, Inc., AT&T Wireless Services, Inc., BellSouth Mobility, Inc., Ameritech Mobile Communications, Inc., Bell Atlantic NYNEX Mobile, Southwestern Bell Mobile Systems, GTE Mobilnet, Inc. and U.S. Cellular Corp.


MANAGEMENT


         Pursuant to the Agreement of Limited Partnership (the "Partnership Agreement") of Sprint Spectrum Holding Company, L.P., the general Partners of Sprint PCS conduct the business and affairs of Sprint PCS and have all the powers of Sprint PCS except for those specifically reserved to all of the Partners (general and limited) by the Delaware Revised Uniform Limited Partnership Act or the Partnership Agreement. The general Partners conduct such business and exercise such powers through their representatives on the Partnership Board (the "Representatives"). The Partnership Board currently has six voting Representatives, three of whom are currently designated by Sprint and one of whom is currently designated by each of Comcast, Cox and the Company. The Representative or Representatives designated by each Partner have an aggregate voting power equal to the Percentage Interest of the Partner appointing him or them. Based on the current Percentage Interest of TCI Telephony in Sprint PCS, TCI Telephony's Representative on the Partnership Board has a 30% voting Percentage Interest. In addition, the voting Percentage Interests of the Representatives of Sprint, Comcast and Cox are 40%, 15% and 15%, respectively.



         Except as set forth below, all actions required or permitted to be taken by the Partnership Board must be approved by the affirmative vote of Representatives having voting power of 75% or more of the Percentage Interests of the Partners whose Representatives are entitled to vote on such action (other than those required to abstain pursuant to the terms of the Partnership Agreement) (a "Required Majority Vote"). As a result, subject to certain exceptions and based on TCI Telephony's current 30% voting Percentage Interest, no action may be taken by the Partnership Board without the consent of TCI Telephony's Representative (other than any action with respect to a matter with respect to which the TCI Telephony's Representative is required to abstain pursuant to the terms of the Partnership Agreement). The unanimous vote of the Partnership Board is required for specified matters including, but not limited to, admission of new Partners or equity holders, actions that would result in voluntary bankruptcy or the dissolution of Sprint PCS or any subsidiary, approval of transactions which would subject Sprint PCS to certain restrictions relating to FCC regulatory oversight, actions relating to the incurrence of indebtedness that is recourse to the Partners, certain acquisitions and dispositions of assets and the approval of a request for withdrawal by a general partner.



         The unanimous consent of all of the Partners (other than those required to abstain pursuant to the terms of the Partnership Agreement) is required for the engagement by Sprint PCS in businesses outside those specified in the Partnership Agreement or the conducting of business by Sprint PCS or its subsidiaries in the Philadelphia MTA, the loan or advancement by Sprint PCS or any subsidiary of funds to, or the guarantee of any obligations of, a Partner or any affiliate thereof, the making of any non-pro rata cash or in-kind distributions to a Partner other than in accordance with the terms of the Partnership Agreement, the approval of, amendment, modification or supplement to, procedures relating to the winding up of the affairs of Sprint PCS and, subject to certain exceptions, the incurrence of any debt for loans made by a Partner or affiliate thereof and any amendment, modification or supplement to the Partnership Agreement. If any such action is not so approved solely due to the failure of one or more limited Partners who is not entitled to representation on the Partnership Board to consent, the Partnership Agreement provides means by which the consenting Partners may purchase all of such non-consenting Partner's interest.






                                     III-4

COMPETITIVE ACTIVITIES


         Subject to certain exceptions, the Partnership Agreement restricts any Partner and its controlled affiliates from bidding on, acquiring or, directly or indirectly, owning, managing, operating, joining, controlling or financing, or participating in the management, operation, control or financing of, or being connected as a principal, agent, representative, consultant, beneficial owner of an interest in any person or entity, or otherwise with, or use or permit its name to be used in connection with, any business that engages in the bidding for or acquisition of any Wireless Business (as defined in the Partnership Agreement) license or engages in any Wireless Business or provides, offers, promotes or brands wireless communications services that use radio spectrum for cellular, PCS, paging or other voice or data wireless services.


ADDITIONAL INFORMATION


         Sprint Spectrum, a subsidiary of Sprint PCS through which Sprint PCS conducts substantially all of its operations other than the ownership of its 49% partnership interest in APC and its 49% partnership interest in Cox-California, filed with the SEC a registration statement pursuant to which it completed an underwritten public offering in August 1996 (the "Sprint Spectrum Registration Statement"). Since such offering Sprint Spectrum has been subject to the information requirements of Section 15(d) of the Exchange Act, pursuant to which it files reports and other information with the SEC (under SEC file number 333-06609-01). The Sprint Spectrum Registration Statement and such reports are available from the SEC in the manner described above under "Available Information." Information contained herein regarding Sprint PCS is based upon, and is qualified in its entirety by reference to, information contained in such filings and other publicly available information. Although believed by the Company to be reliable, there can be no assurance as to the accuracy of such information.



TELEPORT



         The Telephony Group's wireline telephony activities would consist primarily of its investment in Teleport. Teleport, the largest CLEC in the United States as measured by route miles, offers a wide range of local telecommunications services in major metropolitan markets nationwide. Teleport competes with incumbent local exchange carriers ("ILECs") as "The Other Local Phone Company"(SM) by providing high quality, integrated local telecommunications services, primarily over fiber optic digital networks, to meet the voice, data, and video transmission needs of its customers. TCG's customers are principally telecommunications-intensive businesses, long distance carriers and resellers, and wireless communications companies. TCG offers these customers what it believes to be technologically advanced local telecommunications services, as well as superior customer service, flexible pricing and vendor and route diversity. While Teleport's carrier business has continued to grow, in 1995 end user customers accounted for approximately 62% of Teleport's revenues on a historical basis. During 1995, Teleport's top 10 customers accounted for approximately 57% of TCG's total pro forma revenues (after giving effect to the restructuring of Teleport's operations in connection with its initial public offering in June 1996 (the "TCG Reorganization")). AT&T Corp. ("AT&T") and Sprint each accounted for more than 10% of such revenues, and no customer accounted for 15% or more of such revenues.



         For over 10 years, TCG has developed, operated and expanded its local telecommunications networks. Teleport currently operates high capacity state-of-the-art digital networks in 53 metropolitan markets, including 17 of the 20 largest metropolitan areas. Teleport operates networks in metropolitan New York City/New Jersey, Los Angeles, Chicago, San Francisco, Boston, Detroit, Baltimore/Washington, D.C., Dallas, Houston, Miami/Ft. Lauderdale, Seattle, San Diego, St. Louis, Pittsburgh, Phoenix, Denver, Milwaukee, Indianapolis, Hartford and Omaha, and is developing networks in Atlanta, Birmingham, Charlotte, Chattanooga, Cincinnati, Columbus (Ohio), Knoxville, Minneapolis/St. Paul, Nashville, Orlando, Sacramento and Tampa. TCG has also agreed to acquire the remaining direct and indirect equity interests in Eastern TeleLogic Corporation ("ETC"), a CLEC in Philadelphia and in neighboring Camden, New Jersey and Wilmington, Delaware. As of September 30, 1996, Teleport's networks spanned over 6,250 route miles, contained over 316,000 fiber miles and served approximately 6,800 buildings.



         TCG has grown rapidly over the last several years, expanding its existing networks, developing new networks and increasing its service offerings. On a pro forma basis after giving effect to the TCG Reorganization, Teleport's revenues were approximately $184.9 million for 1995 and approximately $196 million for the nine months ended September 30, 1996, substantially all of which were derived from the provision of local telecommunications services.



         TCG estimates that total revenues from the local telecommunications market in the United States were approximately $96 billion in 1995, based on 1988-1994 FCC statistics. In the past, CAPs, including Teleport, were limited to serving only the dedicated services portion of this market, which TCG estimates (based on such statistics) was approximately $5 billion in 1995, whereas the local switched services portion of this market for business customers is estimated to have been approximately $55 billion. Teleport has expanded into the switched services market in a number of states over the last five years by constructing switched networks and obtaining the necessary regulatory authorizations and interconnection arrangements. With the passage of the Telecommunications Act of 1996 (the "1996 Act"), Teleport believes that it is well positioned to address a significantly larger portion of the local telecommunications market and to improve its operating margins in the switched and dedicated services markets by expanding its networks, installing additional high capacity digital switches and offering new products and services.






                                     III-5

         TCI Telephony currently owns 48,779,388 shares of Class B Common Stock of Teleport ("Teleport Class B Stock"), each of which is entitled to ten votes per share on each matter to be voted on by the holders of the common stock of Teleport and each of which is convertible into one share of Class A Common Stock of Teleport ("Teleport Class A Stock"). TCI Telephony also owns an additional 1,011,528 shares of Teleport Class A Stock. Such shares of Teleport Class B Stock and Teleport Class A Stock in the aggregate represent approximately 31.1% of the outstanding common stock of Teleport and approximately 36.4% of the aggregate voting power of such securities. In addition, subsidiaries of Cox, Comcast and Continental Cablevision, Inc. ("Continental" and, collectively with TCI, Cox and Comcast, the "Cable Stockholders") own shares of Teleport Class B Stock and Teleport Class A Stock representing approximately 24.4%, 16.0% and 11.1%, respectively, of the outstanding common stock of Teleport (representing approximately 29.1%, 19.1% and 13.3%, respectively, of the aggregate voting power of such securities). Such amounts do not reflect the 2,757,083 shares of Teleport Class A Stock that are to be issued in connection with the acquisition by Teleport of Comcast's indirect equity interest in ETC or the shares to be issued in connection with TCG's proposed acquisition of CERF Net Services, Inc.



         TCG has benefited substantially from its relationships with the Cable Stockholders, which are among the largest cable television companies in the United States. Through such relationships, Teleport has been able to utilize rights-of-way, obtain fiber optic facilities and share the cost of building new fiber optic networks, thereby allowing Teleport to achieve significant economies of scale and scope through capital efficiencies in extending its networks in a rapid, efficient and cost-effective manner.


TELEPORT'S SERVICES

         Teleport provides its customers with a wide array of local telecommunications services, including basic local exchange telephone services, enhanced switched services, dedicated services, high-speed switched data services and video channel transmission services. Switched voice services offered by Teleport use primarily high-capacity digital switches to route voice transmissions anywhere on the public switched telephone network. TCG's dedicated services, which include private line and special access services, use high-capacity digital circuits to carry voice, data and video transmissions from point-to-point in multiple configurations. Teleport provides its media industry customers with point-to-point, broadcast-quality video channels for video transmissions between two or more locations, including video link services to all the major television networks as well as to other programmers. Teleport also provides private network management and systems integration services for businesses that require combinations of various dedicated and switched telecommunications services.

         Teleport uses the latest technologies and network architectures to develop a highly reliable infrastructure for delivering high speed, quality digital transmissions of voice, data and video telecommunications. The basic transmission platform consists primarily of optical fiber equipped with high capacity synchronous optical network ("SONET") equipment deployed in self-healing rings. These SONET rings give TCG the capability of routine customer traffic simultaneously in both directions around the ring thereby eliminating loss of service in the event of a cable cut. Teleport extends SONET rings or point to point links from rings to each customer's premises over its own fiber optic cable, unbundled facilities obtained from ILECS, microwave (including 38 GHz milliwave) transmission facilities and other technologies. TCG also installs diverse building entry points where a customer's security needs require such redundancy. TCG then places necessary customer dedicated or shared electronic equipment at a location near or in the customer's premises to terminate the link.


         In February 1996, Teleport acquired a minority investment in BizTel Communications, Inc., which, through a wholly owned subsidiary, Biztel, Inc. ("BizTel"), holds FCC licenses to provide telecommunications service utilizing 38 GHz digital transmission in 156 geographic areas, which have a population of approximately 175 million people, and including more than 80 of the largest 100 metropolitan markets and all markets where TCG operates. BizTel also has 102 licenses pending FCC approval in geographic areas which have a population of an additional 44 million people. The 38 GHz milliwave facilities can be used by TCG to economically connect customers to its networks, to provide network redundancy, diverse routing or quick temporary installations and to provide stand-alone facilities where Teleport does not have networks.



         On January 13, 1997, TCG announced that it would acquire CERFnet Services Inc., a provider of Internet-related services to business and corporate clients (including dial-up and dedicated Internet access, Web hosting and co-location services, and Internet training), in exchange for approximately
2.1 million shares of Teleport common stock.


COMPETITION


         Teleport faces substantial competition in each of the metropolitan areas it serves or plans to serve from entities that offer services similar to those offered by TCG, including ILECs such as Ameritech Corporation, Bell Atlantic Corporation, BellSouth Corp., NYNEX Corporation, Pacific Telesis Group, SBC Communications Inc., U S WEST, Inc. ("US WEST") and GTE Corporation. Teleport believes that ILECs generally benefit from their long-standing relationships with customers, substantial technical and financial resources and federal and state regulations that are likely to provide them with increased pricing flexibility as competition increases. In addition, in most of the metropolitan areas in which Teleport currently operates, at least one, and sometimes several, other CAPs or CLECs offer substantially similar services and substantially similar prices to those of Teleport. Other CLECS, CAPs, cable television companies, electric utilities, long distance carriers, microwave carriers, wireless telephone system operators and private networks built by large end users may offer services similar to those offered by Teleport.






                                     III-6

GOVERNANCE BY CABLE STOCKHOLDERS


         Subsidiaries of the Cable Stockholders and Teleport are parties to a stockholders agreement (the "Stockholders Agreement") which provides for, among other things, the corporate governance of Teleport, certain registration rights and certain transfer restrictions relating to sales and conversions of shares of Teleport Class B Stock. Under the Stockholders Agreement, (i) ten of the thirteen members of the Board of Directors are designated by the holders of the Teleport Class B Stock and (ii) a holder of Teleport Class B Stock generally is entitled to designate one director nominee for each 9% of the outstanding shares of Teleport Class B Stock held by it and its affiliates. As a result of its merger with US WEST, Continental currently does not have the right to designate any of such directors under the terms of the Stockholders Agreement. TCI Telephony, Cox, Comcast and Continental currently own 37.2%, 29.8%, 19.5% and 13.5%, respectively, of the outstanding Teleport Class B Stock. As a result, TCI Telephony is currently entitled to designate four directors for election to the Board of Directors of Teleport. In addition, the Stockholders Agreement provides that the chief executive officer and two independent directors will continue to be designated for election to Teleport's Board of Directors.


         The Stockholders Agreement prohibits any transfer of Teleport Class B Stock held by the parties thereto, unless expressly permitted under the terms thereof. Parties to the Stockholders Agreement have certain rights of first refusal thereunder with respect to proposed sales of the Teleport Class B Stock. In addition, if any party desires to convert Teleport Class B Stock to Class A Common Stock, it must first offer that stock to the other holders of Teleport Class B Stock who are entitled to designate at least one director to the Teleport Board of Directors. If such other holders do not elect to buy such stock, then such stock can be converted to Teleport Class A Stock and sold by the selling stockholder free of restrictions under the Stockholders Agreement.


         In connection with its recent merger with Continental, US WEST has agreed to the entry of a federal antitrust consent decree (the "Final Judgment") which, among other things, provides for the divestiture of Continental's interest in TCG. Under the terms of the proposal Final Judgment, which is currently pending before the United States District Court for the District of Columbia, US WEST is required to divest a portion of Continental's interest in TCG sufficient to cause it to own less than 10% of the outstanding shares of TCG common stock on or before June 30, 1997, and to divest any remaining portion of its interest in TCG on or before December 31, 1998. Such divestiture will be subject to the right of first offer provisions of the Stockholders Agreement described above.



ADDITIONAL INFORMATION



         Teleport is subject to the information requirements of the Exchange Act and, in accordance therewith, files reports, proxy and information statements and other information with the SEC (under SEC file number 0-20913), all of which are available from the SEC in the manner described above under "Available Information." In addition, the Teleport Class A Stock is quoted on the Nasdaq National Market under the symbol "TCGI." Information contained herein regarding Teleport is based upon, and is qualified in its entirety by reference to, information contained in such filings and other publicly available information. Although believed by the Company to be reliable, there can be no assurance as to the accuracy of such information.



POSSIBLE ACQUISITION OF RESTEL BUSINESS AND WTCI BUSINESS



RESTEL BUSINESS



         Beyond its current investments, TCI Telephony has the right, but not the obligation, to acquire TCI's developmental stage ResTel Business, which provides wireline residential telephony services (i.e., conventional telephone service or "POTS" and related services) via TCI's cable plant to residential and small business customers in certain of the geographic areas served by TCI's cable television systems. The right to acquire the ResTel Business may be exercised by TCI Telephony in whole or in part (by geographic area) and at any time or from time to time, as applicable, provided that TCI Telephony is at the time of exercise a subsidiary of TCI and TCI is then conducting such business. TCI Telephony is currently in the process of studying the customer acceptance and economic attractiveness of the ResTel Business.



         As part of its evaluation of the customer acceptance and economic attractiveness of the residential telephony opportunity utilizing upgraded cable plant, TCI launched service commercially in Hartford, Connecticut in October 1996 and in Arlington Heights, Illinois in January 1997. TCI is currently testing the provision of residential telephony service over its cable plant in Freemont, California and anticipates commercially launching the service there in the first half of 1997. TCI currently expects that its residential telephony service will be available to 260,000 homes in these three markets in the aggregate by the end of the first half of 1997.



         TCI is positioning its product as a high quality, yet lower cost alternative to conventional telephone service provided by the ILEC. In addition, TCI believes that the technology it is deploying in these markets can support more reliable service offerings and more responsive customer service than that of the ILEC. TCI currently expects that the residential telephony service, if ultimately rolled out on a large scale basis, would be sold both directly to residential and small business customers as well as indirectly, via wholesale offerings, to other local market entrants.



         The cost per subscriber of the residential telephony business is directly impacted by the penetration rate achieved in a particular market (with the penetration rate being the percentage that the number of subscribers to the service in such market represents of the households technically capable of subscribing to the service). Therefore, a key determinant of whether a residential strategy is deployed will be TCI's evaluation of achievable penetration rate levels.



         The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business, the use of such plant by TCI's various Groups or subsidiaries (e.g., for cable television, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board of Directors may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that if TCI Telephony exercises its right to acquire the ResTel Business, it will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant.
The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or otherwise through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided, that the Board of Directors has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price to be paid by TCI Telephony to acquire such business from the TCI Group and pursuant to its arrangements with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



WTCI BUSINESS



         TCI Telephony also has the right to acquire TCI's interests in the business, currently being conducted by TCI's indirect subsidiary, WTCI, of providing long-distance transport of video, voice and data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States. WTCI's gross revenues for the year ended December 31, 1995 of approximately $32 million included $24 million attributable to wholesale carrier revenues. For the nine months ended September 30, 1996, WTCI's gross revenues of approximately $24 million included approximately $19 million attributable to wholesale carrier revenues. Such right may be exercised at any time, provided that TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business, at a price based on the fair market value of such business (as determined by the Board). With regard to the WTCI Business, the factors which may affect whether TCI Telephony will exercise its acquisition right include the costs to acquire and operate the business and TCI Telephony's ability to fund such costs.


GOVERNMENT REGULATION

REGULATION OF PCS AND OTHER WIRELESS ACTIVITIES


         PCS licensees are subject to regulation at the federal and, in certain respects, at the state and local level. The FCC regulates the licensing, construction, operation, acquisition and interconnection arrangements of wireless telecommunications systems in the United States under the Communications Act of 1934, as amended by the 1996 Act (the "Communications Act"). Pursuant to the Communications Act, the FCC has promulgated a series of rules, regulations and policies to (i) grant or deny licenses for PCS frequencies, (ii) grant or deny PCS license renewals, (iii) rule on assignments and/or transfers of control of PCS licenses, (iv) govern the interconnection of PCS networks with other wireless and wireline carriers, (v) impose fines and forfeitures for violations of any of the FCC's rules and (vi) regulate the technical standards of PCS networks.



         The FCC has established service areas for PCS throughout the United States and its possessions and territories based upon the Rand McNally market definition of 51 MTAs and 493 smaller BTAs. At least two BTAs are contained within each MTA. The FCC has allocated 120 MHz of radio spectrum in the 1850 to 1990 MHz band, divided into six separate spectrum blocks, for licensed broadband PCS services. The A and B Blocks are 30 MHz each and are allocated to the 51 MTAs. The FCC sponsored auctions for the A and B Blocks that ended in March 1995, and the FCC granted the A and B Block licenses in June 1995.
The remaining blocks, C (30 MHz), D (10 MHz), E (10 MHz), and F (10 MHz), are allocated to the 493 BTAs. The C Block auctions ended on May 6, 1996. The D, E, and F Block auctions concluded on January 14, 1997. Sprint PCS did not participate in the C Block or F block auctions, as these licenses were available only to small businesses and other designated entities. An affiliate of Sprint participated in the FCC's D and E Block auctions and was the high bidder for licenses in approximately 139 BTSs where Sprint PCS does not currently have license coverage.


         In November 1996, the FCC proposed to create a new wireless communications service in the 2.3 GHz band that would allow licensees to provide a broad range of wireless services, potentially including PCS services. The FCC proposes to award these licenses through competitive bidding. The FCC is currently in the process of receiving and reviewing comments in response to its proposal.


         PCS systems must comply with certain FCC and Federal Aviation Administration regulations regarding the siting, lighting and construction of transmitter towers and antennas. In addition, certain FCC environmental regulations may cause PCS networks to become subject to regulation under the National Environmental Policy Act.



         PCS licensees may use common carrier point-to-point microwave and traditional landline facilities to connect cell sites and to link them to their respective main switching offices. The FCC will license separately these microwave facilities and regulate the technical parameters and service requirements of these facilities.



         Pursuant to Section 332(c)(3) of the 1996 Act, state and local governments generally are not permitted to regulate the entry of or rates charged by any commercial mobile service, including PCS. States may petition the FCC for authority to regulate commercial mobile service rates, which authority is to be granted only in circumstances where the state demonstrates that market conditions fail to protect subscribers adequately from unjust and unreasonable rates or rates that are unjustly or






                                     III-7
unreasonably discriminatory. States are not prohibited from regulating other terms and conditions for PCS and other commercial mobile services, so long as such regulations are consistent with the provisions of the Communications Act, as amended by the 1996 Act. In particular, state and local governments can manage public rights of way and require compensation for the use of such rights of way by telecommunications carriers, including PCS providers, so long as the compensation is fair and reasonable, imposed on a competitively neutral and non-discriminatory basis, and publicly-disclosed by the governmental entity. States and localities cannot regulate the placement of wireless facilities so as to prohibit the provision of wireless services or to discriminate among providers of such services. In addition, so long as a wireless system complies with the FCC's rules, the 1996 Act prohibits states and localities from using environmental effects as a basis to regulate the placement, construction or operation of wireless facilities.


WIRELINE TELEPHONY ACTIVITIES


         The wireline telephony activities of Teleport (and those of the other entities in which the Telephony Group has investments) are subject to regulation at the federal, state, and local level. Nationally, the recent trend has been for federal and state legislators and regulators to permit and promote additional competition in the local telecommunications industry. However, because these developments require numerous implementation actions by the FCC individual state regulatory commissions, and federal and state courts, and are subject to particular legal, political and economic conditions, it is not possible to predict the extent to which or the pace at which such liberalization will occur. In general, the regulatory framework applicable to the Company's ResTel Business is substantially similar to that applicable to Teleport.


         The 1996 Act prohibits state and local governments from enforcing any law, rule or legal requirement that prohibits or has the effect of prohibiting any person from providing any interstate or intrastate telecommunications service. However, states retain jurisdiction under the 1996 Act to adopt regulations necessary to preserve universal service, protect public safety and welfare, ensure the continued quality of telecommunications services and safeguard the rights of consumers. States also are responsible for mediating and arbitrating interconnection arrangements between new entrants (CLECs) and established telephone companies (ILECs) if voluntary arrangements are not reached. The precise jurisdictional responsibilities of the FCC and the states under the Communications Act are currently being litigated.


         At the federal level, the FCC has established different levels of regulation for "dominant carriers" and "nondominant carriers." For domestic interstate telecommunications purposes, only the ILECs are classified as dominant carriers, and all other carriers are classified as nondominant carriers. Nondominant carriers, such as TCG, were required to file federal tariffs for interstate long distance and access services and periodic reports with the FCC concerning their interstate circuits and deployment of network facilities. As a result of recent FCC rulings, the reporting requirements for non-dominant domestic interstate carriers have been eliminated, tariff obligations for domestic interstate, interexchange services offered by TCG have
been lifted, and all such tariffs must be canceled by September 22, 1997.   The
tariff obligation remains applicable to any TCG interstate access or international long distance services. TCG must offer its interstate services on a non-discriminatory basis, at just and reasonable rates and subject to the complaint provisions of the Communications Act. TCG is not subject to rate of return or price cap regulation by the FCC and may install and operate digital facilities for the transmission of interstate communications without prior FCC authorization. Under the 1996 Act, TCG has additional federal regulatory obligations when it provides local exchange service in a market.


         In addition, most state public utility commissions require TCG and other carriers that wish to provide local and other jurisdictionally intrastate common carrier services to be authorized to provide such services. TCG's operating subsidiaries and affiliates are authorized as common carriers in a number of states. The authority held by TCG's subsidiaries and affiliates varies in the scope of the intrastate services permitted. TCG has filed or expects to file applications for authority to provide local exchange service in all of its markets in which it does not have such authority. TCG typically is not subject to price regulation or to rate of return regulation for its intrastate services. In most states, TCG is required to file tariffs setting forth the terms, conditions and prices for its intrastate services. In some jurisdictions, the tariff can list a rate range or set prices for intrastate services. TCG may be subject to additional regulatory burdens in some states, such as quality of service requirements and universal service contributions. State public utility commissions also are actively involved in the mediation and arbitration of disputes between ILECs and TCG and other CLECs concerning local interconnection and access arrangements.

         Under the 1996 Act, state and local governments may manage public rights of way and require compensation for their use, so long as such fees are fair and reasonable, applied on a competitively neutral and non-discriminatory basis, and publicly disclosed by the relevant governmental entity. TCG also may be required to obtain from municipal authorities street opening



                                    III-8
and construction permits and other rights of way to install and expand its digital networks in certain cities. In some cities, TCG's affiliates or subcontractors may already possess the requisite authorizations to construct or expand TCG's networks.





                                     III-9

                                                                        ANNEX IV

                         ILLUSTRATION OF CERTAIN TERMS

         The following illustrations demonstrate the method of calculation of the Inter-Group Interest of the TCI Group in the Telephony Group and the application of certain terms of the Telephony Group Stock Proposal based on the assumptions set forth herein and using 825 million shares as the number of authorized shares of Telephony Group Common Stock, 100 million shares as the initial Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest and 10 million shares as the number of shares of Series A Telephony Group Common Stock sold in an initial public offering (the "Offering"), with the proceeds of such sale being credited entirely to the Telephony Group, as diagramed below. Unless otherwise specified, each illustration below should be read independently as if none of the other transactions illustrated in this Annex IV had occurred. Actual calculations may be slightly different due to rounding. The following illustrations are not intended to be complete and are qualified in their entirety by the more detailed information contained in the Proxy Statement and the other Annexes thereto. Capitalized terms used herein have the respective meanings ascribed to them in the Proxy Statement. See Annex I--Index of Certain Defined Terms.


             Before Proposed                           After Proposed
         Initial Public Offering                   Initial Public Offering
         -----------------------                   -----------------------
100 million Number of Shares Issuable with     100 million Number of Shares Issuable with
Respect to the Telephony Group Inter-Group     Respect to the Telephony Group Inter-Group
Interest                                       Interest

 725 million Available Shares                  715 million Available Shares

                                               10 million Outstanding Shares


         At any given time, the Telephony Group Outstanding Interest Fraction, which represents the percentage interest in the equity value of the Company attributable to the Telephony Group that is represented by the outstanding shares of Telephony Group Common Stock, would be equal to:



               OUTSTANDING SHARES OF TELEPHONY GROUP COMMON STOCK
--------------------------------------------------------------------------------
OUTSTANDING SHARES OF TELEPHONY GROUP COMMON STOCK + NUMBER OF SHARES ISSUABLE WITH RESPECT TO THE TELEPHONY GROUP INTER-GROUP INTEREST

         The balance of the equity of the Telephony Group is represented by the TCI Group's Inter-Group Interest in the Telephony Group and, at any given time, the Telephony Group Inter-Group Interest Fraction, which represents the percentage interest in the common stockholders' equity value of the Company attributable to the Telephony Group that is attributed to the TCI Group, would be equal to:

  NUMBER OF SHARES ISSUABLE WITH RESPECT TO THE TELEPHONY GROUP INTER-GROUP
                                   INTEREST
--------------------------------------------------------------------------------
OUTSTANDING SHARES OF TELEPHONY GROUP COMMON STOCK + NUMBER OF SHARES ISSUABLE
           WITH RESPECT TO THE TELEPHONY GROUP INTER-GROUP INTEREST

         The sum of the Telephony Group Outstanding Interest Fraction and the Telephony Group Inter-Group Interest Fraction would always equal 100%.


INITIAL PUBLIC OFFERING


         o The following illustration assumes the initial issuance of 10 million shares of Series A Telephony Group Common Stock in the Offering. The Number of Shares Issuable with Respect to the Telephony Group Inter-

                 Group Interest would be 100 million shares immediately following the Offering. As a result, the Telephony Group Inter-Group Interest Fraction would be 90.9%, calculated as follows:

                                  100 MILLION
                            ------------------------
                            10 MILLION + 100 MILLION


                 The Telephony Group Outstanding Interest Fraction would accordingly represent an interest of 9.1% in the Telephony Group.


         o The shares sold in the Offering would be entitled to vote and in the aggregate would represent an interest in the Telephony Group equal to the Telephony Group Outstanding Interest Fraction. The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be issued, outstanding or entitled to vote.


         o Immediately after the Offering, the Company would have 815 million authorized and unissued shares of Telephony Group Common Stock remaining (825 million minus 10 million issued and outstanding) of which 715 million represent Available Shares. Authorized and unissued shares may be issued without further action by shareholders and if issued from Available Shares would result in the reduction of the percentage equity interest of existing holders and may be issued at prices which could dilute the equity interest of existing holders. The issuance and sale of any of the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest, however, would not dilute the percentage equity interest of a holder of Telephony Group Common Stock because the number of shares that would be used in the denominator for such calculation would remain the same after any such issue.



         o In addition, with a Telephony Group Outstanding Interest Fraction of 9.1% (and a Telephony Group Inter-Group Interest Fraction of 90.9%), the financial statements of the Telephony Group would be charged in respect of the Inter-Group Interest with an amount equal to 999% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (90.9%) to the Telephony Group Outstanding Interest Fraction (9.1%)) of the aggregate amount of any dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Telephony Group Common Stock or in certain other securities.) If, for example, a dividend of $1 per share were declared and paid on the 10 million shares of Telephony Group Common Stock outstanding (an aggregate of $10 million), the TCI Group would be credited with $99.9 million, and the Telephony Group would be charged with that amount in addition to the $10 million dividend on the outstanding shares of Telephony Group Common Stock (a total of $109.9 million). An example of the effects of a distribution of Telephony Group Common Stock is set forth below under the caption "Telephony Group Common Stock Dividends".

FUTURE OFFERINGS OF TELEPHONY GROUP COMMON STOCK

         The following illustrations reflect the sale by the Company of 15 million additional shares of Telephony Group Common Stock on a date on which the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest is 100 million.

         OFFERINGS FOR THE TELEPHONY GROUP

         Assume all such shares are identified as issued for the account of the Telephony Group, with the net proceeds credited to the Telephony Group.

         Shares previously issued and outstanding  . . . . . . . . . . . . .   10 million
         Newly issued shares . . . . . . . . . . . . . . . . . . . . . . . .   15 million
                                                                              -----------
         Total shares issued and outstanding after offering  . . . . . . . .   25 million
                                                                              ===========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be changed by the issuance of any shares of Telephony Group Common Stock for the account of the Telephony Group.

         o The Telephony Group Outstanding Interest Fraction would be 20%, calculated as follows:

                                   25 MILLION
                            ------------------------
                            25 MILLION + 100 MILLION


                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 80% in the Telephony Group.

         o The Company would have 800 million authorized and unissued shares of Telephony Group Common Stock remaining (825 million minus 25 million issued and outstanding).

         OFFERING FOR THE TCI GROUP

         Assume all of such shares are identified as issued for the account of the TCI Group with respect to the Inter-Group Interest, with the net proceeds credited to the TCI Group.

         Shares previously issued and outstanding  . . . . . . . . . . . . .         10 million
         Newly issued shares . . . . . . . . . . . . . . . . . . . . . . . .         15 million
                                                                                    -----------
         Total shares issued and outstanding after offering  . . . . . . . .         25 million
                                                                                    ===========

         o The Number of Shares Issuable with Respect to the Telephony Inter-Group Interest would decreased by the number of shares of Telephony Group Common Stock issued for the account of the TCI Group.

         Number of Shares Issuable with Respect to the Telephony Group
           Inter-Group Interest prior to offering  . . . . . . . . . . . . .        100 million
         Shares issued in offering . . . . . . . . . . . . . . . . . . . . .         15 million
                                                                                    -----------
         Number of Shares Issuable with Respect to the Telephony Group
           Inter Group Interest after offering . . . . . . . . . . . . . . .         85 million
                                                                                    ===========

         o The Telephony Group Outstanding Interest Fraction would be 22.7%, calculated as follows:

                                   25 MILLION
                            -----------------------
                            25 MILLION + 85 MILLION

                 The Telephony Inter-Group Interest Fraction would accordingly represent an interest of 77.3% in the Telephony Group.

         o The Company would have 800 million authorized and unissued shares of Telephony Group Common Stock remaining (825 million minus 25 million issued and outstanding).

         OFFERINGS OF CONVERTIBLE SECURITIES FOLLOWING THE DISTRIBUTION


         If the Company were to issue any debt or preferred stock convertible into shares of Telephony Group Common Stock, the Telephony Group Inter-Group Interest Fraction and the Telephony Group Outstanding Interest Fraction would be unchanged at the time of such issuance. If any shares of Telephony Group Common Stock were issued upon conversion of such convertible security, however, then the Telephony Inter-Group Interest Fraction and the Telephony Group Outstanding Interest Fraction would be affected in a manner similar to that shown above under "Offering for the Telephony Group", if such convertible security were attributed to the Telephony Group, or under "Offering for the TCI Group," if such convertible security were attributed to the TCI Group.


PURCHASES OF TELEPHONY GROUP COMMON STOCK

         The following two illustrations reflect the purchase by the Company of 5 million shares of Telephony Group Common Stock, which are retired or otherwise cease to be outstanding following their purchase. The illustrations assume that there are 25 million shares outstanding prior to the purchase and that the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest prior to such purchase is 85 million.

         PURCHASE WITH TELEPHONY GROUP FUNDS

         Assume all such shares are identified as having been purchased with funds attributed to the Telephony Group, with the Telephony Group being charged with the consideration paid for such shares.

         Shares previously issued and outstanding  . . . . . . . . . . . . .         25 million
         Shares purchased  . . . . . . . . . . . . . . . . . . . . . . . . .          5 million
                                                                                    -----------
         Total shares issued and outstanding after purchase  . . . . . . . .         20 million
                                                                                    ===========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would not be changed by the purchase of any shares of Telephony Group Common Stock which are purchased with funds attributed to the Telephony Group.

         o The Telephony Group Outstanding Interest Fraction would be 19%, calculated as follows:

                                   20 MILLION
                            -----------------------
                            20 MILLION + 85 MILLION


                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 81% in the Telephony Group.

         o In this case, the TCI Group would be credited, and the Telephony Group would be charged, with an amount equal to 426% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (81%) to the

                 Telephony Group Outstanding Interest Fraction (19%)) of the aggregate amount of any dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Telephony Group Common Stock or certain other securities).

         # The Company would have 805 million authorized and unissued shares of Telephony Group Common Stock (825 million minus 20 million issued and outstanding).

         PURCHASE WITH TCI GROUP FUNDS

         Assume all such shares are identified as having been purchased with funds attributed to the TCI Group, with the TCI Group being charged with the consideration paid for such shares.

         Shares previously issued and outstanding  . . . . . . . . . . . . .         25 million
         Shares purchased  . . . . . . . . . . . . . . . . . . . . . . . . .          5 million
                                                                                     ----------
         Total shares issued and outstanding after purchase  . . . . . . . .         20 million
                                                                                     ==========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased by the number of shares of Telephony Group Common Stock which are so purchased with funds attributed to the TCI Group.

         Number of Shares Issuable with Respect to the Telephony Group
           Inter-Group Interest prior to purchase  . . . . . . . . . . . . .         85 million
         Shares purchased  . . . . . . . . . . . . . . . . . . . . . . . . .          5 million
                                                                                    -----------
         Number of Shares Issuable with Respect to the Telephony Group
           Inter Group Interest after purchase . . . . . . . . . . . . . . .         90 million
                                                                                    ===========

         o The Telephony Group Outstanding Interest Fraction would be 18.2% calculated as follows:


                                   20 MILLION
                            -----------------------
                            20 MILLION + 90 MILLION

                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 81.8 % in the Telephony Group.

         o In this case, the TCI Group would be credited, and the Telephony Group would be charged, with an amount equal to 449% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (81.8%) to the Telephony Group Outstanding Interest Fraction (18.2%)) of the aggregate amount of any dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Telephony Group Common Stock or in certain other securities).

         o The Company would have 805 million authorized and unissued shares of Telephony Group Common Stock (825 million minus 20 million issued and outstanding).


TRANSFERS OF ASSETS BETWEEN THE TCI GROUP AND THE TELEPHONY GROUP

         CONTRIBUTION OF ASSETS FROM THE TCI GROUP TO THE TELEPHONY GROUP

         The following illustration reflects the contribution by the TCI Group to the Telephony Group with respect to the Inter-Group Interest of $100 million of assets attributed to the TCI Group on a date on which the Market Value of the Telephony Group Common Stock is $20 per share.

         Shares previously issued and outstanding  . . . . . . . . . . . . .         10 million
         Newly issued shares . . . . . . . . . . . . . . . . . . . . . . . .                  0
                                                                                    -----------
         Total shares issued and outstanding after contribution  . . . . . .         10 million
                                                                                    ===========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased to reflect the contribution to the Telephony Group of assets theretofore attributed to the TCI Group.

        Number of Shares Issuable with Respect to the Telephony Inter-
        Group Interest prior to contribution  . . . . . . . . . . . . . . . . .        100 million
        Adjustment to reflect contribution to the Telephony Group of
        assets attributed to the TCI Group ($100 million divided by $20)  . . .          5 million
                                                                                     -------------
        Number of Shares Issuable with Respect to the Telephony Inter-
        Group Interest after contribution . . . . . . . . . . . . . . . . . . .        105 million
                                                                                     =============

         o The Telephony Group Outstanding Interest Fraction would be 8.7%, calculated as follows:

                                   10 MILLION
                            ------------------------
                            10 MILLION + 105 MILLION

                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 91.3% in the Telephony Group.

         o In this case, the TCI Group would be credited, and the Telephony Group would be charged, with an amount equal to 1049% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (91.3%) to the Telephony Group Outstanding Interest Fraction (8.7%)) of the aggregate amount of any dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Telephony Group Common Stock or in certain other securities).

         o The Company would have 815 million authorized and unissued shares of Telephony Group Common Stock (825 million minus 10 million issued and outstanding).

          TRANSFER OF ASSETS FROM THE TELEPHONY GROUP TO THE TCI GROUP

         The following illustration reflects the transfer by the Telephony Group to the TCI Group in reduction of the Inter-Group Interest of $100 million of assets attributed to the Telephony Group on a date on which the Market Value of Telephony Group Common Stock is $20 per share and the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest is $100 million.

          Shares previously issued and outstanding  . . . . . . . . . . . . .         10 million
          Shares purchased  . . . . . . . . . . . . . . . . . . . . . . . . .                  0
                                                                                     -----------
          Total shares issued and outstanding after transfer  . . . . . . . .         10 million
                                                                                     ===========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be decreased to reflect the contribution to the TCI Group of assets theretofore attributed to the Telephony Group.

         Number of Shares Issuable with Respect to the Telephony Group
           Inter-Group Interest prior to transfer   . . . . . . . . . . . .        100 million
         Adjustment to reflect transfer to the TCI Group of assets
           attributed to the Telephony Group  . . . . . . . . . . . . . . .          5 million
                                                                                   -----------
         Number of Shares Issuable with Respect to the Telephony Group
         Inter Group Interest after transfer . . . . . . . . . . . . . . .          95 million
                                                                                   ===========

         The Telephony Group will not make transfers of assets to the TCI Group in reduction of the Inter-Group Interest if the effect would be to reduce the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest to less than zero. The Telephony Group cannot have an interest in the TCI Group corresponding to the Inter-Group Interest.

         o The Telephony Group Outstanding Interest Fraction would be 9.5%, calculated as follows:


                                   10 MILLION
                            -----------------------
                            10 MILLION + 95 MILLION

                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 90.5% in the Telephony Group.

         o In this case, the TCI Group would be credited, and the Telephony Group would be charged, with an amount equal to 953% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (90.5%) to the Telephony Group Outstanding Interest Fraction (9.5%)) of the aggregate amount of any dividend or other distribution paid on the outstanding shares of Telephony Group Common Stock (other than a dividend or other distribution payable in shares of Telephony Group Common Stock or in certain other securities).

         o The Company would have 115 million authorized and unissued shares of Telephony Group Common Stock (825 million minus 10 million issued and outstanding).


TELEPHONY GROUP COMMON STOCK DIVIDENDS

         The following illustrations reflects dividends of Telephony Group Common Stock on outstanding Telephony Group Common Stock and outstanding TCI Group Common Stock, respectively, on a date on which the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest is 100 million.

         TELEPHONY GROUP COMMON STOCK DIVIDEND ON TELEPHONY GROUP COMMON STOCK

         Assume the Company declares a dividend of one-half of one share of Telephony Group Common Stock on each outstanding share of Telephony Group Common Stock.

         Shares previously issued and outstanding  . . . . . . . . . . . . .         10 million
         Newly issued shares . . . . . . . . . . . . . . . . . . . . . . . .          5 million
                                                                                    -----------
         Total shares issued and outstanding after dividend  . . . . . . . .         15 million
                                                                                    ===========

         o The Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would be increased proportionately to reflect the stock dividend payable in shares of Telephony Group Common Stock to holders of Telephony Group Common Stock.

         Number of Shares Issuable with Respect to the Telephony Group
           Inter-Group Interest prior to dividend  . . . . . . . . . . . . .        100 million
         Adjustment to reflect dividend of shares on outstanding shares of
           Telephony Group Common Stock  . . . . . . . . . . . . . . . . . .         50 million
                                                                                   ------------
         Number of Shares Issuable with Respect to the Telephony Group
           Inter Group Interest after dividend . . . . . . . . . . . . . . .        150 million
                                                                                   ============

         o The Telephony Group Outstanding Interest Fraction would be 9.1%, calculated as follows:

                                   15 MILLION
                            -------------------------
                            15 MILLION + 150 MILLION

                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 90.9% in the Telephony Group. The Telephony Group Outstanding Interest Fraction and the Telephony Group Inter-Group Interest Fraction would be unchanged from the corresponding percentages prior to the dividend.

         o The Company would have 810 million authorized and unissued shares of Telephony Group Common Stock remaining (825 million minus 15 million issued and outstanding.)

         TELEPHONY GROUP COMMON STOCK DIVIDEND ON TCI GROUP COMMON STOCK

         Assume an aggregate of 800 million shares of TCI Group Common Stock are outstanding and the Company declares a dividend of one-tenth of one share of Telephony Group Common Stock on each outstanding share of TCI Group Common Stock.


         Shares previously issued and outstanding  . . . . . . . . . . . . .   10 million
         Newly issued shares . . . . . . . . . . . . . . . . . . . . . . . .   80 million
                                                                              -----------
         Total shares issued and outstanding after dividend  . . . . . . . .   90 million
                                                                              ===========


         o Any dividend of shares of Telephony Group Common Stock on the outstanding shares of TCI Group Common Stock will be treated as a dividend payable from the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest. As a result, the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest would decrease by the number of shares of Telephony Group Common Stock distributed on the outstanding shares of TCI Group Common Stock as a dividend.


     Number of Shares Issuable with Respect to the Telephony Group
       Inter-Group Interest prior to dividend  . . . . . . . . . . . . .        100 million
     Shares distributed on outstanding shares of TCI Group Common Stock          80 million
                                                                              -------------
     Number of Shares Issuable with Respect to the Telephony Group
       Inter Group Interest after dividend . . . . . . . . . . . . . . .         20 million
                                                                              =============


         The Company will not distribute to holders of TCI Group Common Stock as a dividend a number of shares of Telephony Group Common Stock exceeding the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest.

         o The Telephony Group Outstanding Interest Fraction would be 81.8%, calculated as follows:

                                   11 MILLION
                            -----------------------
                            11 MILLION + 99 MILLION

                 The Telephony Group Inter-Group Interest Fraction would accordingly represent an interest of 18.2% in the Telephony Group.


         o The Company would have 735 million authorized and unissued shares of Telephony Group Common Stock remaining (825 million minus 90 million issued and outstanding).


CERTAIN CONVERSION, REDEMPTION AND SPECIAL DIVIDEND PROVISIONS

         The following illustrations reflect (a) conversion of the Telephony Group Common Stock at the option of the Company, (b) mandatory dividend, redemption or conversion of the Telephony Group Common Stock following the Disposition of all or substantially all of the properties and assets of the Telephony Group and (c) redemption of all of the Telephony Group Common Stock in exchange for stock of a subsidiary holding all the assets and liabilities of the Telephony Group, in each case assuming that (i) the number of outstanding shares of Telephony Group Common Stock is 10 million and (ii) the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest is 100 million.

         CONVERSION AT THE OPTION OF THE COMPANY

         Assume that the Company elects to convert the Telephony Group Common Stock into TCI Group Common Stock at the Telephony Group Optional Conversion Ratio, the Telephony Group Private Market Value is determined to be $2.2 billion and the number of shares of Telephony Group Common Stock deemed to be issued upon the conversion, exercise or exchange of Convertible Securities that are convertible into or exercisable or exchangeable for Telephony Group Common Stock is 10 million.

         o The Adjusted Outstanding Shares of Telephony Group Common Stock would be 120 million (representing the sum of (i) the number of outstanding shares of Telephony Group Common Stock,
                 (ii) the Number of Shares Issuable with Respect to the Telephony Group Inter-Group Interest, and (iii) the number of shares of Telephony Group Common Stock deemed to be issued upon the conversion, exercise or exchange of Convertible Securities convertible into or exercisable or exchangeable for Telephony Group Common Stock), calculated as follows:

                     10 MILLION + 100 MILLION + 10 MILLION


         o The Telephony Group Common Stock Per Share Value would be $18.33 (representing the quotient of the Telephony Group Private Market Value ($2.2 billion) and the Adjusted Outstanding Shares of Telephony Group Common Stock (120 million)).

         o In this case, assuming that the average Market Value of the Series A TCI Group Common Stock for the 20-Trading Day period ending on the Trading Day preceding the date as of which the Telephony Group Private Market Value is determined is $15, the Telephony Group Optional Conversion Ratio would be 1.222 (representing the quotient of the Telephony Group Common Stock Per Share Value ($18.33) and such average Market Value of the Series A TCI Group Common Stock ($15)), and each outstanding share of Telephony Group Common would be converted into 1.222 shares of TCI Group Common Stock.

         MANDATORY DIVIDEND, REDEMPTION OR CONVERSION OF TELEPHONY GROUP COMMON STOCK

         Assume that a Disposition of all (not merely substantially all) of the properties and assets of the Telephony Group occurs and the Net Proceeds from such Disposition equal $2.2 billion.

         o If the Company elected to redeem all outstanding shares of Telephony Group Common Stock, the aggregate redemption price would be $200 million (representing the product of the Telephony Group Outstanding Interest Fraction and the Net Proceeds of such Disposition), calculated as follows:

                                 10 MILLION
                            ------------------------      X  $2.2 BILLION
                            10 MILLION + 100 MILLION


         o In this case, each outstanding share of Telephony Group Common Stock would be redeemed in exchange for $20 per share (representing the quotient of the aggregate redemption price ($200 million) and the number of outstanding shares of Telephony Group Common Stock (10 million)).

         o If the Company elected to convert the Telephony Group Common Stock into TCI Group Common Stock, assuming that the Market Value of one share of Series A Telephony Group Common Stock on each Trading Day during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition is $20 and the Market Value of one share of Series A TCI Group Common Stock on each Trading Day during such period is $15, the Telephony Group Common Stock would be converted into TCI Group Common Stock at a ratio of 1.467 (representing 110% of the average daily ratio during such period of the Market Value of one share of Series A Telephony Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock) shares of TCI Group Common Stock for each share of Telephony Group Common Stock.

         Assume that a Disposition of substantially all (but not all) of the properties and assets of the Telephony Group occurs and the Net Proceeds from such Disposition equal $2.2 billion.

         o If the Company elected to pay a dividend to the holders of Telephony Group Common Stock, the aggregate amount of such dividend would be $200 million (representing the product of the Telephony Group Outstanding Interest Fraction and the Net Proceeds of such Disposition), calculated as follows:

                                 10 MILLION
                            ------------------------      X  $2.2 BILLION
                            10 MILLION + 100 MILLION


                 In this case, the TCI Group would be credited, and the Telephony Group would be charged, with $2 billion, an amount equal to 999% (representing the ratio of the Telephony Group Inter-Group Interest Fraction (90.9%) and the Telephony Group Outstanding Interest Fraction (9.1%)) of the aggregate amount of such dividend.

         o If the Company elected to redeem shares of Telephony Group Common Stock, the aggregate redemption price would be $200 million (representing the product of the Telephony Group Outstanding Interest Fraction and the Net Proceeds of such Disposition), calculated as follows:


                                 10 MILLION
                            ------------------------      X  $2.2 BILLION
                            10 MILLION + 100 MILLION


                 In this case, assuming that the average Market Value of one share of Series A Telephony Group Common Stock for the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition is $25, an aggregate of 8 million (equal to the quotient of the aggregate redemption price and such average Market Value) shares of Telephony Group Common Stock would be redeemed in exchange for $25 per share.

         o If the Company elected to convert the Telephony Group Common Stock into TCI Group Common Stock, assuming that the Market Value of one share of Series A Telephony Group Common Stock on each Trading Day during the ten-Trading Day period referred to in the preceding paragraph is $25 and the Market Value of one share of Series A TCI Group Common Stock on each Trading Day during such period is $15, the Telephony Group Common Stock would be converted into TCI Group Common Stock at a ratio of
                 1.833 (representing 110% of the average daily ratio during such period of the Market Value of one share of Series A Telephony Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock) shares of TCI Group Common Stock for each share of Telephony Group Common Stock.


         REDEMPTION IN EXCHANGE FOR STOCK OF TELEPHONY GROUP SUBSIDIARY


         Assume that the Company elects to redeem all of the outstanding shares of Telephony Group Common Stock in exchange for shares of common stock of the Telephony Group Subsidiary and that the total number of outstanding shares of common stock of the Telephony Group Subsidiary owned by the Company is 220 million.

         o In this case, shares of Telephony Group Common Stock would be redeemed in exchange for an aggregate number of shares of common stock of the Telephony Group Subsidiary equal to 30 million (representing the product of the Telephony Group Outstanding Interest Fraction and the number of shares of common stock of the Telephony Group Subsidiary), calculated as follows:

                                 10 MILLION
                            ------------------------      X  220 BILLION
                            10 MILLION + 100 MILLION

                 In this case, each outstanding share of Telephony Group Common Stock would be redeemed in exchange for 2 shares of common stock of the Telephony Group Subsidiary, and the Company would retain 200 million shares of common stock of the Telephony Group Subsidiary.

                                                                      APPENDIX V

                            FINANCIAL INFORMATION


                              Index to Appendix V

                                                                                                    Page
                                                                                                   Numbers
SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA                                                      V-3
CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS:
         Tele-Communications, Inc.                                                                    V-9
         "Telephony Group"                                                                            V-16
         "TCI Group"                                                                                  V-21

TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES:

         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Years ended December 31, 1995, 1994 and 1993                                 V-28
         Independent Auditors' Report                                                                 V-48
         Consolidated Balance Sheets,
             December 31, 1995 and 1994                                                               V-49
         Consolidated Statements of Operations,
             Years ended December 31, 1995, 1994 and 1993                                             V-51
         Consolidated Statements of Stockholders' Equity,
             Years ended December 31, 1995, 1994, 1993                                                V-52
         Consolidated Statements of Cash Flows,
             Years ended December 31, 1995, 1994 and 1993                                             V-55
         Notes to Consolidated Financial Statements,
             December 31, 1995, 1994 and 1993                                                         V-56

         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Nine months ended September 30, 1996 and 1995                                V-102
         Consolidated Balance Sheets,
             September 30, 1996 and December 31, 1995 (unaudited)                                     V-111
         Consolidated Statements of Operations,
             Three month and nine month periods ended September 30, 1996 and 1995
             (unaudited)                                                                              V-113
         Consolidated Statement of Stockholders' Equity,
             Nine months ended September 30, 1996 (unaudited)                                         V-114
         Consolidated Statements of Cash Flows,
             Nine months ended September 30, 1996 and 1995 (unaudited)                                V-115
         Notes to Consolidated Financial Statements,
             September 30, 1996 (unaudited)                                                           V-116

"TELEPHONY GROUP":

         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Years ended December 31, 1995, 1994 and 1993                                 V-131
         Independent Auditors' Report                                                                 V-140
         Combined Balance Sheets,
             December 31, 1995 and 1994                                                               V-141
         Combined Statements of Operations,
             Years ended December 31, 1995, 1994 and 1993                                             V-142
         Combined Statements of Combined Equity,
             Years ended December 31, 1995, 1994, 1993                                                V-143
         Combined Statements of Cash Flows,
             Years ended December 31, 1995, 1994 and 1993                                             V-144
         Notes to Combined Financial Statements,
             December 31, 1995, 1994 and 1993                                                         V-145


                                                   (CONTINUED)

                                                                      APPENDIX V

                            FINANCIAL INFORMATION

                              Index to Appendix V

                                                                                                    Page
                                                                                                   Numbers
         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Nine months ended September 30, 1996 and 1995                                V-162
         Combined Balance Sheets,
             September 30, 1996 and December 31, 1995 (unaudited)                                     V-170
         Combined Statements of Operations,
             Three month and nine month periods ended September 30, 1996 and 1995
             (unaudited)                                                                              V-171
         Combined Statement of Combined Equity,
             Nine months ended September 30, 1996 (unaudited)                                         V-172
         Combined Statements of Cash Flows,
             Nine months ended September 30, 1996 and 1995 (unaudited)                                V-173
         Notes to Combined Financial Statements,
             September 30, 1996 (unaudited)                                                           V-174

"TCI GROUP":

         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Years ended December 31, 1995, 1994 and 1993                                 V-186
         Independent Auditors' Report                                                                 V-203
         Combined Balance Sheets,
             December 31, 1995 and 1994                                                               V-204
         Combined Statements of Operations,
             Years ended December 31, 1995, 1994 and 1993                                             V-206
         Combined Statements of Equity,
             Years ended December 31, 1995, 1994, 1993                                                V-207
         Combined Statements of Cash Flows,
             Years ended December 31, 1995, 1994 and 1993                                             V-210
         Notes to Combined Financial Statements,
             December 31, 1995, 1994 and 1993                                                         V-211

         Management's Discussion and Analysis of Financial Condition and Results of
             Operations, Nine months ended September 30, 1996 and 1995                                V-250
         Combined Balance Sheets,
             September 30, 1996 and December 31, 1995 (unaudited)                                     V-262
         Combined Statements of Operations,
             Three month and nine month periods ended September 30, 1996 and 1995
             (unaudited)                                                                              V-264
         Combined Statement of Equity,
             Nine months ended September 30, 1996 (unaudited)                                         V-265
         Combined Statements of Cash Flows,
             Nine months ended September 30, 1996 and 1995 (unaudited)                                V-266
         Notes to Combined Financial Statements,
             September 30, 1996 (unaudited)                                                           V-267

                SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

TELEPHONY GROUP

         The following table supplementally sets forth selected historical combined income statement data for the Telephony Group for each of the three fiscal years in the period ended December 31, 1995 and for the nine month periods ended September 30, 1996 and 1995. Additionally, the following table supplementally sets forth selected historical combined balance sheet data for the Telephony Group as of September 30, 1996, December 31, 1995 and December 31, 1994. The selected financial data as of and for the nine months ended September 30, 1996 are derived from unaudited financial statements which have been prepared on the same basis as the audited financial information and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations of the Telephony Group as of and for the nine months ended September 30, 1996. The table sets forth pro forma combined statement of operations and balance sheet data after giving effect to the conversion by TCI Group of $500 million of its interest in Telephony Group into a preferred stock due from Telephony Group. Additionally, the pro forma loss attributable to common shareholders of the Telephony Group assumes the sale of 10% of the equity value of the Telephony Group. The pro forma data does not purport to be indicative of the results of operations or financial position that may be obtained in the future. The following information is qualified in its entirety by, and should be read in conjunction with, the combined financial statements and notes thereto of the Telephony Group and with the consolidated financial statements and notes thereto of the Company included elsewhere in this Proxy Statement.


                                   Nine months ended September 30,          Year ended December 31,
                                -------------------------------------       -----------------------
                                 Pro                             Pro
                                Forma                           Forma
                                1996       1996       1995       1995       1995        1994       1993
                                -----      ----       ----      ------      ----        ----       ----
                                                 (in thousands, except per share data)
Summary of Operations
Data:
    Operating Loss           $    (464)      (464)     (233)      (477)      (477)        (50)       --
    Share of losses of PCS   $ (78,358)   (78,358)  (10,841)   (33,890)   (33,890)       (992)       --
    Ventures
    Share of losses of TCG   $ (31,591)   (31,591)  (19,884)   (29,975)   (29,975)    (19,366)   (8,182)
    Net loss                 $ (63,534)   (63,534)  (18,250)   (38,954)   (38,954)    (11,771)   (4,768)
    Dividends on redeemable    (22,500)        --        --    (30,000)        --          --        --
    preferred stock (1)      ---------    -------   -------    -------    -------     -------    ------
      Loss attributable to
      Telephony Group
      common shareholders
      and TCI Group
      Inter-Group Interest   $ (86,034)   (63,534)  (18,250)   (68,954)   (38,954)    (11,771)   (4,768)
                             =========    =======   =======    =======    =======     =======    ======

    Loss attributable to
    Telephony Group common
    shareholders(4)          $  (8,603)        --        --     (6,895)        --          --        --



                                                               September 30,                  December 31,
                                                       ---------------------------       -----------------------
                                                        Pro Forma          1996             1995          1994
                                                           1996          --------        ---------     ---------
                                                       -----------
                                                                            (in thousands)
Summary Balance Sheet Data:
  Investment in PCS Ventures                          $    816,355         816,355        689,062        37,930
  Investment in TCG                                   $    294,148         294,148        244,012       197,424
  Total assets                                        $  1,119,545       1,119,545        943,653       240,334
  Redeemable preferred stock (2)                      $    500,000              --             --            --
  Combined equity (2 and 3)                           $    598,294       1,098,294        943,653       240,334

-------------------
(1) Reflects dividends on the redeemable preferred stock discussed in note 2 below. (2) Reflects the conversion, on December 1, 1996, by the TCI Group of $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock of TCI Telephony which is mandatorily redeemable by TCI Telephony on December 1, 2011 (the "TCI Telephony Preferred Stock").
(3) The TCI Group has a contractual right to use up to $500 million of tax benefits generated by the Telephony Group without charge from the Telephony Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by the Telephony Group.
(4) Pro forma loss attributable to common shareholders of Telephony Group reflects the assumed sale by the Company of 10% of the equity value of the Telephony Group.

TELE-COMMUNICATIONS, INC.

    The following table sets forth selected historical data for the Company for each of the five fiscal years in the period ended December 31, 1995 and the nine month periods ended September 30, 1996 and 1995. The table also sets forth selected unaudited pro forma balance sheet data for the Company as of September 30, 1996, giving pro forma effect to the Company's distribution to the holders of the outstanding TCI Group Common Stock of TCI Satellite Entertainment, Inc. (the "SatCo Spin-off") as if such transaction had occurred as of September 30, 1996, and selected unaudited pro forma statement of operations data for the year ended December 31, 1995, giving pro forma effect to the SatCo Spin-Off, the acquisition by the Company of all the common stock of a subsidiary of Viacom, Inc. (the "VII Cable Acquisition") and the acquisition of a 51% ownership interest in Cablevision S.A. and certain affiliated companies (the "Cablevision Acquisition") and selected unaudited pro forma statement of operations data for the nine months ended September 30, 1996, giving pro forma effect to the SatCo Spin-Off and the VII Cable Acquisition as if the same had occurred prior to January 1, 1995. The selected financial data as of and for the nine months ended September 30, 1996 are derived from unaudited financial statements which have been prepared on the same basis as the audited financial information and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations of the Company as of and for the nine months ended September 30, 1996. Additionally, the pro forma losses attributable to the TCI Group common shareholders and to the Telephony Group common shareholders assumes the conversion by TCI Group of $500 million of its interest in Telephony Group into the TCI Telephony Preferred Stock and further assumes the sale by the Company of 10% of the equity value of the Telephony Group. The pro forma financial data is not necessarily indicative of the financial position or results of operations that would have been obtained had the SatCo Spin-Off, the VII Cable Acquisition and the Cablevision Acquisition been effective at or prior to such assumed dates, or of the future results of operations of TCI.
The pro forma information does not purport to be indicative of the results or financial position that may be obtained in the future. The following information is qualified in its entirety by, and should be read in conjunction with, the consolidated financial statements and notes thereto of the Company included elsewhere in this Proxy Statement.


                                         Nine months
                                     ended September 30,               Year ended December 31,
                                  ------------------------    ------------------------------------------------
                                    Pro      1996    1995      Pro     1995     1994    1993     1992    1991
                                   Forma     ----    ----     Forma    ----     ----    ----     ----    ----
                                    1996                       1995
                                    ----                       ----
                                                      (in millions, except per share data)
Summary of Operations Data:
  Revenue                        $  6,081    6,089   4,888     7,134   6,851    4,936   4,153    3,574   3,214
  Operating, selling, general
    and administrative expenses  $  4,278    4,383   3,378     4,964   4,865    3,138   2,295    1,937   1,784
  Depreciation and amortization  $  1,129    1,150     985     1,445   1,372    1,108     911      764     756
  Operating income               $    690      572     491       653     542      788     916      864     674
  Earnings (loss) from:
    Continuing operations        $   (424)    (438)   (107)     (212)   (171)      62      (5)       8     (77)
    Discontinued operations            --       --      --        --      --       --      --      (15)    (19)
                                 --------    -----   -----     -----   ------   -----   ------   -----   -----
                                     (424)    (438)   (107)     (212)   (171)      62      (5)      (7)    (96)
  Dividend requirements on
    preferred stock                   (27)     (27)    (26)      (34)    (34)      (8)     (2)     (15)     --
                                 --------    -----   -----     -----   ------   -----   ------   -----   -----
  Earnings (loss) attributable
    to common shareholders       $   (451)    (465)   (133)     (246)   (205)      54      (7)     (22)    (96)
                                 ========    =====   =====     =====   =====   ======   =====    =====   =====



  Earnings (loss) attributable to
    common shareholders:
      TCI Class A and Class B
         common stock            $     --       --     (71)       --     (71)      54      (7)     (22)    (96)
      TCI Group Common Stock         (478)    (501)    (57)     (212)   (107)      --      --       --      --
      Liberty Media Group
         Common Stock                  36       36      (5)      (27)    (27)      --      --       --      --
      Telephony Group Common
         Stock (1)                     (9)      --      --        (7)     --       --      --       --      --
                                 --------    -----   -----     -----   ------   -----   ------   -----   -----
                                 $   (451)    (465)   (133)     (246)   (205)      54      (7)     (22)    (96)
                                 ========    =====   =====     =====   =====   ======   =====    =====   =====
Primary earnings (loss) from
continuing operations
attributable to common
shareholders per common and
common equivalent share:
  TCI Class A and Class B
    common stock                 $     --       --    (.11)       --    (.11)     .10    (.02)    (.01)   (.22)
  TCI Group Series A and Series
    B common stock               $   (.72)    (.75)   (.09)     (.32)   (.16)      --      --       --      --
  Liberty Media Group Series A
    and Series B common stock    $    .22      .22    (.03)     (.16)   (.16)      --      --       --      --

Primary weighted average common
and common equivalent shares
outstanding:
  TCI Class A and Class B
    common stock                       --       --     648        --     648      541     433      424     360
  TCI Group Series A and Series
    B common stock                    665      665     656       656     656       --      --       --      --
  Liberty Media Group Series A
    and Series B common stock         166      166     164       164     164       --      --       --      --

                                           September 30,                                          December 31,
                                       ------------------    --------------------------------------------------
                                          Pro       1996      1995                  1993      1992       1991
                                         Forma      ----      ----                  ----      ----       ----
                                         1996                            1994
                                        ------                          ------
                                                                    (in millions)
Summary Balance Sheet Data:
  Property and equipment, net         $   7,631     8,767      7,026      5,876     4,935      4,562     4,081
  Franchise costs, net                $  15,137    15,137     12,230      9,444     9,197      9,300     8,104
  Total assets                        $  29,635    30,575     25,130     19,276    16,527     16,315    15,169
  Total debt                          $  15,118    15,118     13,211     11,162     9,900     10,285     9,455
  Stockholders' equity                $   3,905     4,362      4,550      2,655     2,116      1,728     1,571
  Shares outstanding (net of
  treasury shares):
    Class A common stock                     --        --         --        491       403        382       370
    Class B common stock                     --        --         --         85        47         48        49
    TCI Group Series A common stock         584       584        572         --        --         --        --
    TCI Group Series B common stock          85        85         85         --        --         --        --
    Liberty Media Group Series A
      common stock                          146       146        143         --        --         --        --
    Liberty Media Group Series B
      common stock                           21        21         21         --        --         --        --


-----------------
(1) Pro forma loss attributable to holders of Telephony Group Common Stock assumes the sale of 10% of the equity value of the Telephony Group.
(2) Pro forma loss attributable to holders of TCI Group Common Stock assumes the sale of 10% of the equity value of the Telephony Group and as such reflects a reduction of 10% of TCI Group's share of losses of Telephony Group.


TCI GROUP

    The following table sets forth selected historical data for the TCI Group for each of the three fiscal years in the period ended December 31, 1995 and the nine month periods ended September 30, 1996 and 1995. The table also sets forth selected unaudited pro forma balance sheet data for the TCI Group as of September 30, 1996, giving pro forma effect to the SatCo Spin-off as if such transaction had occurred as of September 30, 1996, and selected unaudited pro forma statement of operations data for the year ended December 31, 1995, giving pro forma effect to the SatCo Spin-Off, the VII Cable Acquisition and the Cablevision Acquisition and selected unaudited pro forma statement of operations data for the nine months ended September 30, 1996, giving pro forma effect to the SatCo Spin-Off and the VII Cable Acquisition as if the same had occurred prior to January 1, 1995. The selected financial data as of and for the nine months ended September 30, 1996 are derived from unaudited financial statements which have been prepared on the same basis as the audited financial information and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations of the TCI Group as of and for the nine months ended September 30, 1996. The pro forma financial data is not necessarily indicative of the financial position or results of operations that would have been obtained had the SatCo Spin-Off, the VII Cable Acquisition and the Cablevision Acquisition been effective at or prior to such assumed dates, or of the future results of operations of TCI. Additionally, such pro forma statement of operations data reflects the conversion by TCI Group of $500 million of its interest in Telephony Group into the TCI Telephony Preferred Stock. The pro forma earnings (loss) attributable to common shareholders of the TCI Group assumes the sale of 10% of the equity value of the Telephony Group. The pro forma information does not purport to be indicative of the results or financial position that may be obtained in the future. The following information is qualified in its entirety by, and should be read in conjunction with, the consolidated financial statements and notes thereto of the TCI Group included elsewhere in this Proxy Statement.

                                         Nine months
                                    ended September 30,           Year ended December 31,
                                    --------------------          ------------------------
                                    Pro                        Pro
                                   Forma                      Forma
                                    1996     1996    1995      1995    1995     1994    1993
                                    ----     ----    ----      ----    ----     ----    ----
                                              (in millions, except per share data)
Summary of Operations Data:
  Revenue                        $  5,112    5,120   3,911     5,667   5,384    4,269   4,090
  Operating, selling, general
    and administrative expenses  $ (3,428)  (3,533) (2,418)   (3,511) (3,412 ) (2,485) (2,220)
  Depreciation and amortization  $ (1,086)  (1,107)   (909)   (1,347) (1,274)  (1,001)   (920)

  Operating income               $    629      511     562       764     653      788     919
  Interest and dividend
    income(1)                    $     70       26      24        92      37       21      20

  Loss before earnings (loss)
    of Liberty Media Group
    through the date of
    Distribution and loss of
    Telephony Group              $   (373)    (410)    (55)      (87)    (76)     (10)    (28)
  Earnings (loss) of Liberty
    Media Group through date
    of Distribution                    --       --     (29)      (29)    (29)     135      30
  Loss of Telephony Group (3)         (78)     (64)    (18)      (62)    (39)     (12)     (5)
                                 --------   ------  ------    ------  ------   ------  ------
    Net earnings (loss)              (451)    (474)   (102)     (178)   (144)     113      (3)

  Dividend requirements on
    preferred stock                   (27)     (27)    (26)      (34)    (34)     (14)    (12)
                                 --------   ------  ------    ------  ------   ------  ------
  Earnings (loss) attributable
    to common shareholders and
    TCI Group Inter-Group
    Interest                     $   (478)    (501)   (128)     (212)   (178)      99     (15)
                                 ========   ======  ======    ======  ======   ======  ======

Loss attributable to common
shareholders per common and
common equivalent share (4)      $   (.72)    (.75)   (.09)     (.32)   (.16)      --      --

Primary weighted average common
and common equivalent TCI Group
Series A and Series B shares
outstanding                           665      665     656       656     656       --      --

                                           September 30,         December 31,
                                        -----------------      ---------------
                                          Pro        1996      1995       1994
                                         Forma       ----      ----      ------
                                          1996
                                          ----

                                                     (in millions)
Summary Balance Sheet Data:
  Property and equipment, net         $    7,485     8,621      7,205      5,682
  Franchise costs, net                $   15,137    15,137     12,230      9,444
  Total assets                        $   26,100    27,040     22,120     16,884
  Total debt                          $   15,014    15,014     12,960     11,068
  Combined equity                     $      605     1,562      1,992        896
  TCI Telephony Preferred Stock due   $      500        --         --         --
  from Telephony Group (2)

-------------
(1) Reflects dividends on the TCI Telephony Preferred Stock.
(2) Reflects the conversion, on December 1, 1996, by the TCI Group of $500 million of its interest in the TCI Telephony Preferred Stock.
(3) Reflects a reduction of TCI Group's share of losses of Telephony Group as a result of the assumed sale by the Company of 10% of the equity value of the Telephony Group.
(4) Pro forma loss attributable to holders of TCI Group Common Stock per share was computed by dividing pro forma net loss attributable to TCI Group common shareholders (including the reduction in TCI Group's share of losses reflected in note 3 above) by the weighted average number of shares of TCI Group Common Stock outstanding.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

               Condensed Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)



         The following unaudited condensed pro forma combined balance sheet of TCI, dated as of September 30, 1996, assumes that the distribution (the "Distribution") by TCI to the holders of shares of TCI Group common stock of all the issued and outstanding common stock of TCI Satellite Entertainment, Inc. ("Satellite") (see note 1) had occurred as of such date.

         The following unaudited condensed pro forma combined statement of operations of TCI for the nine months ended September 30, 1996 assumes that the Distribution, and the acquisition of all the common stock of a subsidiary of Viacom, Inc. ("VII Cable") (the "VII Cable Acquisition") (see note 2), had occurred as of January 1, 1995.

         The following unaudited condensed pro forma combined statement of operations of TCI for the year ended December 31, 1995 assumes that the Distribution, the VII Cable Acquisition, and the acquisition of a 51% ownership interest in Cablevision S.A. and certain affiliated companies (collectively "Cablevision") (the "Cablevision Acquisition") (see note 3) had occurred as of January 1, 1995.

         The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Distribution, the VII Cable Acquisition and the Cablevision Acquisition had occurred as of January 1, 1995. These condensed pro forma combined financial statements of TCI should be read in conjunction with the historical financial statements and the related notes thereto of TCI.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Condensed Pro Forma Combined Balance Sheet
                                  (unaudited)


                                                                   September 30, 1996
                                                                   ------------------
                                                          TCI            Satellite            TCI
                                                      Historical    Distribution (1)     Pro forma
                                                     ------------   ----------------     ---------
Assets                                                             amounts in millions
------
Cash, receivables and other current assets           $    1,264              (24)            1,240


Note receivable from Satellite                               --              250               250

Investment in affiliates and Turner Broadcasting
   System, Inc., and related receivables                  3,736              (30)            3,706

Property and equipment, net of accumulated
   depreciation                                           8,767           (1,136)            7,631

Franchise costs, intangibles and other assets, net
   of amortization                                       16,808              --             16,808
                                                     ----------         --------         ---------
                                                     $   30,575             (940)           29,635
                                                     ==========         ========         =========
Liabilities and Stockholders' Equity
------------------------------------

Payables and accruals                                $    1,942             (460)            1,482

Debt                                                     15,118              --             15,118


Deferred income taxes                                     5,731              (23)            5,708

Other liabilities                                           183              --                183
                                                     ----------         --------         ---------

         Total liabilities                               22,974             (483)           22,491
                                                     ----------         --------         ---------

Minority interests                                        1,585              --              1,585

Redeemable preferred stock                                  654              --                654

Company-obligated mandatorily redeemable preferred
   securities of subsidiary trusts holding solely
   subordinated debt securities of TCIC
                                                          1,000              --              1,000

Stockholders' equity:
   Preferred Stock                                           --              --                 --
   TCI Group Series A common stock                          685              --                685
   TCI Group Series B common stock                           85              --                 85
   Liberty Media Group Series A common stock                146              --                146
   Liberty Media Group Series B common stock                 21              --                 21
   Additional paid-in capital                             4,308             (457)            3,851
   Cumulative foreign currency translation
      adjustment                                            (12)             --                (12)
   Unrealized holding gains for available-for-sale
      securities                                            335              --                335
   Accumulated deficit                                     (892)             --               (892)
   Treasury stock                                          (314)             --               (314)
                                                     ----------         --------         ---------
                                                          4,362             (457)            3,905
                                                     ----------         --------         ---------

                                                     $   30,575             (940)           29,635
                                                     ==========         ========         =========

See accompanying notes to unaudited condensed pro forma combined financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                  (unaudited)





                                                                       Nine months ended September 30, 1996
                                               ----------------------------------------------------------------------------------
                                                   TCI             Satellite         VII Cable           Pro forma         TCI
                                               Historical      Distribution (1)     Historical(2)      adjustments(2)   Pro Forma
                                               ----------      ----------------     -------------      --------------
                                                                              amounts in millions
Revenue                                         $6,089                  (300)              293              (1)(4)      6,081


  Operating, cost of sales, selling, general
and administrative expenses, compensation
relating to stock appreciation rights           (4,367)                  294              (189)             --         (4,262)

Depreciation and amortization                   (1,150)                   87               (52)            (14)(5)     (1,129)
                                                ------                 -----             -----           -----         ------

    Operating income                               572                    81                52             (15)           690

Interest expense                                  (803)                   --               (31)            (46)(9)       (880)

Interest and dividend income                        42                    19                 2              --             63

Share of losses of affiliates, net                (308)                    1                --              --           (307)

Other income (expense), net                       (101)                   --                 1             (18)(10)      (118)
                                                ------                 -----             -----           -----         ------

    Earnings (loss) before income taxes           (598)                  101                24             (79)          (552)

Income tax benefit (expense)                       160                   (31)              (13)             12(11)        128
                                                ------                 -----             -----           -----         ------
    Net earnings (loss)                           (438)                   70                11             (67)          (424)

Dividend requirement on redeemable preferred
    stocks                                         (27)                   --                --              --            (27)
                                                ------                  -----             -----           -----         ------

  Net earnings (loss) attributable to
    common stockholders                          $(465)                   70                11             (67)          (451)
                                                ======                 =====             =====           =====         ======

Primary earnings (loss) attributable to
    common stockholders per common and
    common equivalent share:
    TCI Group Series A and Series B
        common stock                             $(.75)                                                                   (.72)(12)
                                                 =====                                                                   =====
    Liberty Media Group Series A and
       Series B common stock                     $ .22                                                                     .22
                                                 =====                                                                   =====



See accompanying notes to unaudited condensed pro forma combined financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                  (unaudited)


                                                                           Year ended December 31, 1995
                                      ---------------------------------------------------------------------------------------------
                                         TCI         Satellite        VII Cable       Cablevision      Prforma            TCI
                                      Historical   Distribution (1)  Historical (2)  Historical (3)  adjustments(2)(3)  Pro forma
                                      ----------   ----------------  --------------  --------------  -----------------  ---------
                                                                             amounts in millions
Revenue                               $   6,851        (209)              442             52               (2)(4)       7,134


Operating, cost of sales, selling,
   general and administrative
   expenses, compensation relating
   to stock appreciation rights and
   restructuring charges                 (4,937)        214              (279)           (34)              --          (5,036)

Depreciation and amortization            (1,372)         56               (82)            (2)             (45)(5)      (1,445)
                                      ---------     -------           -------        -------          -------           -----

     Operating income (loss)                542          61                81             16              (47)            653

Interest expense                         (1,010)         --               (48)            --               (3)(6)      (1,154)

                                                                                                           (4)(7)

                                                                                                           (5)(8)
                                                                                                          (84)(9)



Interest and dividend income                 52          25                --             --               --              77

Share of earnings (losses) of              (193)          9                --             --               --            (184)
   affiliates, net

Gains                                       337          --                --             --               --             337

Other income (expense), net                 (19)         --                34             --              (27)(4)         (43)
                                                                                                          (31)(10)
                                      ---------     -------           -------        -------          -------           -----

     Earnings (loss) before                (291)         95                67             16             (201)           (314)
        income taxes

Income tax benefit (expense)                120         (32)              (33)            (5)              52(11)(4)      102
                                      ---------     -------           -------        -------          -------           -----

     Net earnings (loss)                   (171)         63                34             11             (149)           (212)

Dividend requirement on
   redeemable preferred
   stocks                                   (34)         --                --             --             --               (34)
                                      ---------     -------           -------        -------          -------           -----

     Net earnings (loss)
     attributable to
     common stockholders              $    (205)         63                34             11             (149)           (246)
                                      =========     =======           =======        =======          =======            ====

Loss attributable to common
   stockholders per
   common share:
     TCI Class A and Class
       B common stock                 $    (.11)                                                                          --  (13)
                                      =========                                                                          ====

     TCI Group Series A and
       Series B common stock          $    (.16)                                                                         (.32)(13)
                                      =========                                                                          ====

     Liberty Media Group Series
        A and Series B common stock   $    (.16)                                                                         (.16)
                                      =========                                                                          ====



  See accompanying notes to unaudited condensed pro forma combined financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

           Notes to Condensed Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)


(1) On December 4, 1996, TCI completed the Distribution by TCI to the holders of shares of the TCI Group common stock of all of the issued and outstanding common stock of Satellite. At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI. The Distribution was effected as a tax-free dividend to, and did not involve the payment of any consideration by, the holders of TCI Group common stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

         On the date of the Distribution, Satellite issued to TCI Communications, Inc. ("TCIC"), a subsidiary of TCI, a promissory note in the principal amount of $250 million, representing a portion of Satellite's intercompany balance owed to TCIC on that date. The remainder of such intercompany balance was assumed by TCI on the date of the Distribution in the form of a capital contribution to Satellite. Such promissory note will bear interest at the rate of 10% per annum and will mature on September 30, 2001. Such interest income to TCIC, amounting to $25 million per annum, has been reflected in the accompanying condensed proforma combined statements of operations.

(2) On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International Inc. and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of VII Cable which, at the time of such acquisition, owned Viacom's cable systems and related assets.

         The transaction was structured as a tax-free reorganization in which VII Cable initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). VII Cable also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and VII Cable. Following these transfers, VII Cable retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

           Notes to Condensed Pro Forma Combined Financial Statements


         Prior to the consummation of the VII Cable Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of VII Cable ("VII Cable Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from VII Cable shares of VII Cable Class B Common Stock (the "Share Issuance") in exchange for $350 million (which was used to reduce VII Cable's obligations under the Loan Facility). At the time of the Share Issuance, the VII Cable Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of VII Cable with a stated value of $100 per share.

         The cost to acquire VII Cable was approximately $2.326 billion, consisting of the Loan Proceeds and the $626 million aggregate par value of the VII Cable Exchangeable Preferred Stock. The accompanying unaudited pro forma condensed combined statements of operations do not reflect potential cost savings attributable to (i) economics of scale which may be realized in connection with purchases of programming and equipment or (ii) consolidation of certain operating and administrative functions including the elimination of duplicative facilities and personnel.

(3) On April 25, 1995, TCI consummated the Cablevision Acquisition for an aggregate purchase price of $286 million. The purchase price was paid with cash consideration of approximately $199 million (including a previously paid deposit of $20 million) and the Company's issuance of approximately $87 million in secured negotiable promissory notes payable (the "Cablevision Notes"). The Company has an option during the two year period ended April 25, 1997 to increase its ownership interest in Cablevision to 80% at a cost per subscriber similar to the initial purchase price. The exercise of such option has not been reflected in the accompanying condensed pro forma combined financial statements.

         All amounts presented with respect to Cablevision are stated in U.S. dollars. During the periods covered by the accompanying condensed pro forma financial statements, an exchange rate of one U.S. dollar to one Argentine peso was maintained by the Argentine government.

(4) Reflects the conveyance to New Viacom Sub of certain nonmaterial assets, liabilities and related results of operations of VII Cable, including for the year ended December 31, 1995, a pre-tax gain of $27 million from the sale of marketable securities and a provision for income taxes of $11 million.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

           Notes to Condensed Pro Forma Combined Financial Statements




(5) Represents depreciation and amortization of VII Cable's and Cablevision's allocated excess purchase prices based upon weighted average lives of 12-1/2 years for property and equipment for Cablevision and 40 years for franchise costs for VII Cable and 20 years for franchise costs for Cablevision. The valuations and other studies which will provide the basis of the allocation of the cost to acquire VII Cable have not yet been completed and, consequently, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial statements are preliminary.

(6) Represents assumed interest expense on the $87 million principal amount of the Cablevision Notes, calculated at an assumed interest rate of 10.0% per annum.

(7) Represents additional interest expense on assumed indebtedness of Cablevision. Such additional interest expense was not reflected in the historical financial statements of Cablevision as the related borrowings were not utilized to support the assets acquired by the Company. The pro forma adjustment assumes that Cablevision's April 25, 1995 borrowings ($77 million including capital lease obligations) were outstanding since January 1, 1995 and that such borrowings bore interest at 14.5% per annum.

(8) Represents assumed interest expense incurred by the Company on the borrowings of $179 million to pay the remaining cash portion of the Cablevision purchase price. Such interest expense was calculated at the Company's weighted average interest rate of 8.l% for the year ended December 31, 1995.

(9) Represents assumed additional interest expense (after taking into consideration interest expense reflected in the historical VII Cable operations) incurred by the Company on the borrowings of the Loan Proceeds. Solely for the purposes of this presentation, the Company has assumed an interest rate of 7.50% and 7.78% for the nine months ended September 30, 1996 and for the year ended December 31, 1995, respectively, based upon historical interest rates adjusted for anticipated terms of the Loan Facility.

(10) Reflects a 5.0% cumulative annual dividend on the $626 million of VII Cable Exchangeable Preferred Stock included in minority share of losses of consolidated subsidiaries.

(11) Reflects the estimated income tax effect of the pro forma adjustments. The effective income tax rate on a pro forma basis is adversely affected by the amortization of excess acquisition costs, which are assumed not to be deductible for tax purposes.

(12) Reflects loss per common share based upon 665.0 million weighted average shares of TCI Group at September 30, 1996. Such amount represents the weighted average shares disclosed in TCI's historical financial statements.

(13) Reflects loss per common share based upon 656.4 million weighted average shares of TCI Group for the entire period ended December 31, 1995, respectively. Such amounts represent TCI Group weighted average shares, as disclosed in its historical financial statements for the period from August 11, 1995 through December 31, 1995.

                               "Telephony Group"

                    Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)


         The following unaudited pro forma combined balance sheet of Telephony Group, dated as of September 30, 1996, assumes that the conversion by TCI Group of $500 million of its interest in Telephony Group into a preferred stock due from Telephony Group (the "Conversion") (see note 1) had occurred as of such date.

         The following unaudited pro forma combined statements of operations of Telephony Group for the nine months ended September 30, 1996 and the year ended December 31, 1995 assumes that the Conversion had occurred as of January 1, 1995.

         The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Conversion had occurred as of January 1, 1995. These pro forma combined financial statements of Telephony Group should be read in conjunction with the historical financial statements and the related notes thereto of Telephony Group.

                               "TELEPHONY GROUP"

                        Pro Forma Combined Balance Sheet
                                  (unaudited)


                                                                      September 30, 1996
                                                        --------------------------------------------------
                                                        Telephony                                Telephony
                                                          Group                 The                Group
                                                        Historical          Conversion(1)        Pro forma
                                                        ----------          -------------        ----------
Assets                                                                 amounts in thousands
------
Investment in the PCS Ventures                      $        816,355                  --            816,355

Investment in Teleport                                       294,148                  --            294,148

Other investments in affiliates                                9,042                  --
                                                                                                      9,042
                                                    ----------------      --------------          ---------
                                                    $      1,119,545                  --          1,119,545
                                                    ================      ==============          =========
Deferred Tax Liability and Combined Equity
------------------------------------------

Deferred tax liability                              $         21,251                  --             21,251
Combined equity                                            1,098,294            (500,000)           598,294
Preferred stock due TCI Group                                     --             500,000            500,000
                                                    ----------------      --------------          ---------

                                                    $      1,119,545                  --          1,119,545
                                                    ================      ==============          =========


See accompanying notes to unaudited pro forma combined financial statements.

                               "TELEPHONY GROUP"

                   Pro Forma Combined Statement of Operations
                                  (unaudited)



                                                       Nine months ended September 30, 1996
                                            -----------------------------------------------------------
                                            Telephony Group             The             Telephony Group
                                               Historical         Conversion(1)(2)         Pro forma
                                               ----------         ----------------         ---------
                                                                amounts in thousands
Charges from TCI Group and compensation
   relating to stock appreciation rights         $   464                 --                     464
                                              ----------             ------                  ------



     Operating income                               (464)                --                    (464)

Share of losses of  the PCS Ventures             (78,358)                --                 (78,358)

Share of losses of Teleport                      (31,591)                --                 (31,591)

Share of losses of other affiliates               (1,396)                --                  (1,396)

Interest income from affiliates                    3,527                 --                   3,527

Gain on sale of stock by Teleport                 12,410                 --                  12,410
                                              ----------             ------                  ------

     Loss before income taxes                    (95,872)                --                 (95,872)

Income tax benefit                                32,338                 --                  32,338
                                              ----------             ------                  ------

     Net loss                                    (63,534)                --                 (63,534)

Dividend requirement on redeemable
     preferred stocks                                 --            (22,500)                (22,500)
                                              ----------             ------                  ------

     Net loss attributable to common
         stockholders and TCI Group Inter-
         Group Interest                       $  (63,534)           (22,500)                (86,034)
                                              ==========             ======                  ======

     Net loss attributable to common
         stockholders                         $       --             (8,603)(3)              (8,603)
                                              ==========             ======                  ======



See accompanying notes to unaudited pro forma combined financial statements.

                               "TELEPHONY GROUP"

                   Pro Forma Combined Statement of Operations
                                  (unaudited)


                                                                                     Year ended December 31, 1995
                                                                    ---------------------------------------------------------------
                                                                    Telephony Group               The               Telephony Group
                                                                       Historical          Conversion(1)(2)            Pro forma
                                                                       ----------          ----------------            ---------
                                                                                         amount in thousands
                 Charges from TCI Group and compensation
                     relating to stock appreciation rights           $         477                   --                       477
                                                                     -------------             --------                  --------

                      Operating income                                        (477)                  --                      (477)

                 Share of losses of the PCS Ventures                       (33,890)                  --                   (33,890)

                 Share of losses of Teleport                               (29,975)                  --                   (29,975)

                 Share of losses of other affiliates                        (1,468)                  --                    (1,468)

                 Interest income from affiliates                             5,854                   --                     5,854
                                                                     -------------             --------                  --------

                      Loss before income taxes                             (59,956)                  --                   (59,956)

                 Income tax benefit                                         21,002                   --                    21,002
                                                                     -------------             --------                  --------
                      Net loss                                             (38,954)                  --                   (38,954)

                 Dividend requirement on redeemable preferred
                    stocks                                                      --              (30,000)                  (30,000)
                                                                     -------------             --------                  --------

                      Net loss attributable to common
                          stockholders and TCI Group Inter-
                          Group Interest                             $     (38,954)             (30,000)                  (68,954)
                                                                     =============             ========                  ========

                      Net loss attributable to common
                          stockholders                               $          --               (6,895) (3)               (6,895)
                                                                     =============             ========                  ========


See accompanying notes to unaudited pro forma combined financial statements.

                               "TELEPHONY GROUP"

                Notes to Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)


(1) Assumes the conversion by TCI Group of $500 million it interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

(2) Reflects estimated dividend requirement on the preferred stock discussed in note 1.

(3) Pro forma Loss attributable to common shareholders of Telephony Group reflects the assumed sale by the Company of 10% of the equity value of the Telephony Group.

                                  "TCI Group"

               Condensed Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)


         The following unaudited condensed pro forma combined balance sheet of TCI Group, dated as of September 30, 1996, assumes that the distribution (the "Distribution") by TCI to the holders of shares of TCI Group common stock of all of the issued and outstanding common stock of TCI Satellite Entertainment, Inc. ("Satellite") (see note 1), had occurred as of such date.

         The following unaudited condensed pro forma combined statement of operations of TCI Group for the nine months ended September 30, 1996 assumes that the Distribution, the acquisition of all of the common stock of a subsidiary of Viacom, Inc. ("VII Cable") (the "VII Cable Acquisition") (see note 2) and the conversion by TCI Group of $500 million of its interest in Telephony Group into a preferred stock due from Telephony Group (the "Conversion") (see note 14), had occurred as of January 1, 1995.

         The following unaudited condensed pro forma combined statement of operations of TCI Group for the year ended December 31, 1995 assumes that the Distribution, the VII Cable Acquisition, the acquisition of a 51% ownership interest in Cablevision S.A. and certain affiliated companies (collectively, "Cablevision") (the "Cablevision Acquisition") (see note 3) and the Conversion had occurred as of January 1, 1995.

         The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Distribution, the VII Cable Acquisition, the Cablevision Acquisition and the Conversion had occurred as of January 1, 1995. These condensed pro forma combined financial statements of TCI Group should be read in conjunction with the historical financial statements and the related notes thereto of TCI Group.

                                  "TCI GROUP"

                   Condensed Pro Forma Combined Balance Sheet
                                  (unaudited)


                                                                               September 30, 1996
                                                   --------------------------------------------------------------------------
                                                    TCI Group          Satellite              Pro forma           TCI Group
                                                   Historical       Distribution (1)       adjustments (14)       Pro forma
                                                   ----------       ----------------       ----------------       ---------
Assets                                                                         amounts in millions
------
Cash, receivables and other
   current assets                                  $      695                 (24)                     --               671

Note receivable from Satellite                             --                 250                      --               250

Investment in affiliates and
   related receivables                                  1,361                 (30)                     --             1,331

Property and equipment, net of
   accumulated depreciation                             8,621              (1,136)                     --             7,485

Franchise costs, intangibles and
   other assets, net of amortization                   16,363                  --                      --            16,363

                                                   ----------          ----------       -----------------        ----------
                                                   $   27,040                (940)                     --            26,100
                                                   ==========          ==========       =================        ==========
Liabilities and Stockholders' Equity
------------------------------------

Payables and accruals                              $    1,720                (460)                     --             1,260

Debt                                                   15,014                  --                      --            15,014

Deferred income taxes                                   5,467                 (23)                     --             5,444

Other liabilities                                         176                  --                      --               176
                                                   ----------          ----------       -----------------        ----------

      Total liabilities                                22,377                (483)                     --            21,894
                                                   ----------          ----------       -----------------        ----------

Minority interests                                      1,447                  --                      --             1,447

Redeemable preferred stock                                654                  --                      --               654

Company-obligated mandatorily redeemable
   preferred securities of subsidiary trusts
   holding solely subordinated debt securities
   of TCIC
                                                        1,000                  --                      --             1,000

Combined equity:
   Combined equity                                      2,665                (457)                     --             2,208
   Cumulative foreign currency translation
   adjustment                                             (12)                 --                      --               (12)
   Unrealized holding gains for available-for-
   sale securities                                         26                  --                      --                26
   Due from Liberty Media Group                           (19)                 --                      --               (19)
   Interest in Telephony Group                         (1,098)                 --                     500              (598)
   Due from Telephony Group                                --                  --                    (500)             (500)
                                                   ----------     ---------------       -----------------        ----------
                                                        1,562                (457)                     --             1,105
                                                   ----------          ----------       -----------------        ----------

                                                   $   27,040                (940)                     --            26,100
                                                   ==========          ==========       =================        ==========

See accompanying notes to unaudited condensed pro forma combined financial statements.

                                  "TCI GROUP"

              Condensed Pro Forma Combined Statement of Operations
                                  (unaudited)



                                                                    Nine months ended September 30, 1996
                                          --------------------------------------------------------------------------------------
                                          TCI Group            Satellite            VII Cable           Pro forma      TCI Group
                                          Historical        Distribution(1)      Historical (2)       adjustments(2)   Pro forma
                                          ----------        ---------------      --------------       --------------   ---------
                                                                                                amounts in millions
Revenue                                   $    5,120              (300)                293                (1)(4)        5,112

Operating, selling,
general and administrative expenses
and compensation relating to stock
appreciation rights
                                              (3,502)              294                (189)               --           (3,397)

Depreciation and amortization                 (1,107)               87                 (52)              (14)(5)       (1,086)
                                          ----------           -------           ---------            ------         --------

   Operating income                              511                81                  52               (15)             629

Interest expense                                (788)               --                 (31)              (46)(9)         (865)

Interest and dividend income                      26                19                   2                23(15)           70

Share of losses of affiliates, net              (208)                1                  --                --             (207)

Other income (expense), net                     (108)               --                   1               (18)(10)        (125)
                                          ----------           -------           ---------            ------         --------

   Earnings (loss) before income taxes
                                                (567)              101                  24               (56)            (498)

Income tax benefit (expense)                     157               (31)                (13)               12(11)          125
                                          ----------           -------           ---------            ------         --------

   Earnings (loss) before loss of
      Telephony Group                           (410)               70                  11               (44)            (373)

Loss of Telephony Group                          (64)               --                  --               (14)(16)         (78)
                                          ----------           -------           ---------            ------         --------

      Net earning (loss)                        (474)               70                  11               (58)            (451)

Dividend requirement on preferred
   stocks                                        (27)               --                 --                 --              (27)
                                          ----------           -------           ---------            ------         --------

      Net earnings (loss) attributable
        to common stockholders            $     (501)               70                  11               (58)            (478)
                                          ==========           =======           =========            ======         ========


Loss attributable to common
stockholders per common share            $     (.75)                                                                     (.72)(12)
                                         ==========                                                                  ========


See accompanying notes to unaudited condensed pro forma combined financial statements.

                                  "TCI GROUP"

              Condensed Pro Forma Combined Statement of Operations
                                  (unaudited)


                                                      Year ended December 31, 1995
                                      ----------------------------------------------------------------------------------------
                                      TCI Group        Satellite         VII Cable     Cablevision       Pro forma       TCI Group
                                      Historical    Distribution (1)  Historical (2)  Historical (3)  adjustments(2)(3)  Pro forma
                                      ----------    ----------------  --------------  --------------  -----------------  ---------
                                                                  amount in millions
Revenue                               $   5,384            (209)              442            52                 (2)(4)    5,667

Operating, selling, general
and administrative expenses
and compensation relating to
stock appreciation rights                (3,457)            214              (279)          (34)                --       (3,556)

Depreciation and amortization            (1,274)             56               (82)           (2)               (45)(5)   (1,347)
                                      ---------         -------           -------       -------            -------        -----
     Operating income                       653              61                81            16                (47)         764

Interest expense                           (993)             --               (48)           --                 (3)(6)   (1,137)
                                                                                                                (4)(7)
                                                                                                                (5)(8)
                                                                                                               (84)(9)

Interest and dividend income                 37              25                --            --                 30(15)       92

Share of losses of affiliates,
net                                        (112)              9                --            --                 --         (103)

Gains                                       339              --                --            --                 --          339

Other income (expense), net                 (45)             --                34            --                (27)(4)      (69)
                                                                                                               (31)(10)
                                      ---------         -------           -------       -------            -------        -----
   Earnings (loss) before
     income taxes                          (121)             95                67            16               (171)        (114)

Income tax benefit (expense)                 45             (32)              (33)           (5)                52(11)(4)    27
                                      ---------         -------           -------       -------            -------        -----
   Earnings (loss) before
     losses of Liberty Media
     Group and Telephony Group              (76)             63                34            11               (119)         (87)

Losses of Liberty Media Group               (29)             --                --            --                 --          (29)

Loss of Telephony Group                     (39)             --                --            --                (23)(16)     (62)
                                      ---------         -------           -------       -------            -------        -----

   Net earnings (loss)                     (144)             63                34            11               (142)        (178)

Dividend requirement on
  redeemable preferred stocks               (34)             --                --            --                 --          (34)
                                      ---------         -------           -------       -------            -------        -----

   Net earnings (loss)
     attributable to common           $    (178)             63                34            11               (142)        (212)
                                      =========         =======           =======      ========            =======        =====

Loss attributable to common
stockholders per common share         $   (.16)                                                                            (.32)(13)
                                      ========                                                                            =====

                               "TCI GROUP"

                Notes to Pro Forma Combined Financial Statements

                               September 30, 1996
                                  (unaudited)


(1) On December 4, 1996, TCI completed the Distribution by TCI to the holders of shares of the TCI Group common stock of all of the issued and outstanding common stock of Satellite. At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI. The Distribution was effected as a tax-free dividend to, and did not involve the payment of any consideration by, the holders of TCI Group common stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

         On the date of the Distribution, Satellite issued to TCIC a promissory note in the principal amount of $250 million, representing a portion of Satellite's intercompany balance owed to TCIC on that date. The remainder of such intercompany balance was assumed by TCI on the date of the Distribution in the form of a capital contribution to Satellite. Such promissory note will bear interest at the rate of 10% per annum and will mature on September 30, 2001. Such interest income to TCIC, amounting to $25 million per annum, has been reflected in the accompanying condensed proforma combined statements of operations.

(2) On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International Inc. and Viacom, TCIC acquired all of the common stock of VII Cable which, at the time of such acquisition, owned Viacom's cable systems and related assets.

         The transaction was structured as a tax-free reorganization in which VII Cable initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to New Viacom Sub. VII Cable also transferred to New Viacom Sub the Loan Proceeds of the Loan Facility arranged by TCIC, TCI and VII Cable. Following these transfers, VII Cable retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

         Prior to the consummation of the VII Cable Acquisition, Viacom offered to the holders of shares of Viacom Common Stock the opportunity to exchange a portion of their shares of Viacom Common Stock for shares of VII Cable Class A Stock. Immediately following the completion of the Exchange Offer, TCIC acquired from VII Cable shares of VII Cable Class B Common Stock in exchange for $350 million (which was used to reduce VII Cable's obligations under the Loan Facility). At the time of the Share Issuance, the VII Cable Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into the Exchangeable Preferred Stock of VII Cable with a stated value of $100 per share. The terms of the Exchangeable Preferred Stock, including its dividend, redemption and exchange features, were designed to cause the Exchangeable Preferred Stock, in the opinion of two investment banks, to initially trade at the Stated Value.

                                                                     (continued)

                               "TCI GROUP"

                Notes to Pro Forma Combined Financial Statements


         The cost to acquire VII Cable was approximately $2.326 billion, consisting of the Loan Proceeds and the $626 million aggregate par value of the VII Cable Exchangeable Preferred Stock. The accompanying unaudited pro forma condensed combined statements of operations do not reflect potential cost savings attributable to (i) economics of scale which may be realized in connection with purchases of programming and equipment or (ii) consolidation of certain operating and administrative functions including the elimination of duplicative facilities and personnel.

(3) On April 25, 1995, TCI Group consummated the Cablevision Acquisition for an aggregate purchase price of $286 million. The purchase price was paid with cash consideration of approximately $199 million (including a previously paid deposit of $20 million) and TCI Group's issuance of the Cablevision Notes. TCI Group has an option during the two year period ended April 25, 1997 to increase its ownership interest in Cablevision to 80% at a cost per subscriber similar to the initial purchase price. The exercise of such option has not been reflected in the accompanying condensed pro forma combined financial statements.

         All amounts presented with respect to Cablevision are stated in U.S. dollars. During the periods covered by the accompanying condensed pro forma financial statements, an exchange rate of one U.S. dollar to one Argentine peso was maintained by the Argentine government.

(4) Reflects the conveyance to New Viacom Sub of certain nonmaterial assets, liabilities and related results of operations of VII Cable, including for the year ended December 31, 1995, a pre-tax gain of $27 million from the sale of marketable securities and a provision for income taxes of $11 million.

(5) Represents depreciation and amortization of VII Cable's and Cablevision's allocated excess purchase prices based upon weighted average lives of 12-1/2 years for property and equipment for Cablevision and 40 years for franchise costs for VII Cable and 20 years for franchise costs for Cablevision. The valuations and other studies which will provide the basis of the allocation of the cost to acquire VII Cable have not yet been completed and, consequently, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial statements are preliminary.

(6) Represents assumed interest expense on the $87 million principal amount of the Cablevision Notes, calculated at an assumed interest rate of 10.0% per annum.

(7) Represents additional interest expense on assumed indebtedness of Cablevision. Such additional interest expense was not reflected in the historical financial statements of Cablevision as the related borrowings were not utilized to support the assets acquired by TCI Group. The pro forma adjustment assumes that Cablevision's April 25, 1995 borrowings ($77 million including capital lease obligations) were outstanding since January 1, 1995 and that such borrowings bore interest at 14.5% per annum.

(8) Represents assumed interest expense incurred by TCI Group on the borrowings of $179 million to pay the remaining cash portion of the Cablevision purchase price. Such interest expense was calculated at TCI Group's weighted average interest rate of 8.1% for the year ended December 31, 1995.


                                                                     (continued)

                               "TCI GROUP"

                Notes to Pro Forma Combined Financial Statements


(9) Represents assumed additional interest expense (after taking into consideration interest expense reflected in the historical VII Cable operations) incurred by TCI Group on the borrowings of the Loan Proceeds. Solely for the purposes of this presentation, TCI Group has assumed an interest rate of 7.50% and 7.78% for the nine months ended September 30, 1996 and for the year ended December 31, 1995, respectively, based upon historical interest rates adjusted for anticipated terms of the Loan Facility.

(10) Reflects a 5.0% cumulative annual dividend on the $626 million of VII Cable Exchangeable Preferred Stock included in minority share of losses of consolidated subsidiaries.

(11) Reflects the estimated income tax effect of the pro forma adjustments. The effective income tax rate on a pro forma basis is adversely affected by the amortization of excess acquisition costs, which are assumed not to be deductible for tax purposes.

(12) Reflects loss per common share based upon 665.0 million weighted average shares. Such amount represents TCI Group's weighted average shares, as disclosed in its September 30, 1996 historical financial statements.

(13) Reflects loss per common share based upon 656.4 million weighted average shares for the entire period ended December 31, 1995. Such amount represents TCI Group's weighted average shares for the period from August 11, 1995 through December 31, 1995, as disclosed in its December 31, 1995 historical financial statements.

(14) Assumes the Conversion by TCI Group of $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

(15)     Reflects estimated dividend income on the preferred stock discussed in note 14.

(16) Reflects a reduction of TCI Group's share of losses of Telephony Group as a result of the assumed sale by the Company of 10% of the equity value of the Telephony Group as well as an increase to share of losses of Telephony Group due to dividend requirements on the preferred stock issued in the conversion.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                 Years ended December 31, 1995, 1994 and 1993


Management's Discussion and Analysis of Financial Condition and
Results of Operations.


         Summary of Operations

         As of January 27, 1994, TCI Communications, Inc. (formerly Tele-Communications, Inc. or "Old TCI") and Liberty Media Corporation ("Liberty") entered into a definitive merger agreement to combine the two companies (the "TCI/Liberty Combination"). The transaction was consummated on August 4, 1994 and was structured as a tax free exchange of Class A and Class B shares of both companies and preferred stock of Liberty for like shares of a newly formed holding company, TCI/Liberty Holding Company. In connection with the TCI/Liberty Combination, Old TCI changed its name to TCI Communications, Inc. ("TCIC") and TCI/Liberty Holding Company changed its name to Tele-Communications, Inc. ("TCI" or the "Company").

         During the fourth quarter of 1994, the Company was reorganized (the "Reorganization") based upon four lines of business: Domestic Cable and Communications; Programming; International Cable and Programming ("TINTA"); and Technology/Venture Capital. The Company reorganized its structure to provide for financial and operational independence in the four operating units, each under the direction of its own chief executive officer, while maintaining the synergies and scale economies provided by a common corporate parent. While neither the International Cable and Programming unit nor the Technology/Venture Capital unit is currently significant to the Company as a whole, the Company believes each unit has growth potential and each unit is unique enough in nature to warrant separate operational focus.

         On August 3, 1995, the shareholders of TCI authorized the Board of Directors of TCI (the "Board") to issue a new class of stock ("Liberty Group Stock") which is intended to reflect the separate performance of TCI's business which produces and distributes cable television programming services ("Liberty Media Group"). While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to Liberty Media Group (the "Distribution") to its security holders of record on August 4, 1995. Additionally, the stockholders of TCI approved the redesignation of the previously authorized TCI Class A and Class B common stock into Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock"). The TCI Group Stock is intended to reflect the performance of those businesses of the Company not attributed to Liberty Media Group. Such businesses are referred to herein as "TCI Group". Liberty Media Group and TCI Group are sometimes herein after referred to individually as a "Group".

         Subsequent to consummation of the TCI/Liberty Combination, the Company operates principally in two industry segments: cable and communications services and programming services. Home shopping is a programming service which includes a retail function. Separate amounts for the aforementioned home shopping services have been provided to enhance the readers understanding of the Company. The Technology/Venture Capital and the International Cable and Programming portions of the Company's business have been included with cable and communications services due to their relative insignificance. The amounts provided for the Company's programming services segment represent the results of Liberty Media Group since the date of the TCI/Liberty Combination. The tables below set forth for the periods presented, the percentage relationship that certain items bear to revenue. This summary provides trend data relating to the normal recurring operations of the Company. Other items of significance are discussed under separate captions below.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


                                                                  Years ended December 31,
                                            ------------------------------------------------------------------------
                                                   1995                    1994                   1993
                                            -----------------         ------------------       ---------------------
                                                         amounts in millions, except for percentages
Cable and Communications Services:
----------------------------------

   Revenue                                  100%      $ 5,384         100%       $ 4,247        100%         $ 4,153

   Operating costs and expenses before
       depreciation and amortization          64        3,457           58         2,474          56           2,326

   Depreciation and amortization              24        1,274           23           992          22             911
                                            ----      -------         ----       -------       -----         -------

         Operating income                     12%     $   653           19%      $   781          22%        $   916
                                            ====      =======         ====       =======       =====         =======

Programming Services:
--------------------

   Electronic Retailing Services:

      Net sales                              100%     $ 1,019          100%      $   482          --         $    --

      Cost of sales                           69          702           65           313          --              --

      Operating costs and expenses before
         depreciation and amortization        35          359           30           145          --              --

      Depreciation and amortization            4           43            3            15          --              --
                                            ----      -------         ----       -------       -----         -------

         Operating income (loss)              (8)%    $   (85)           2%      $     9          --         $    --
                                            ====      =======         ====       =======       =====         =======

   Other Programming Services:

      Revenue                                100%     $   521         100%       $   240          --         $    --

      Operating costs and expenses before
         depreciation and amortization        94          492          96            231          --              --

      Depreciation and amortization           11           55           5             11          --              --
                                            ----      -------         ----       -------       -----         -------

            Operating loss                    (5)%    $   (26)         (1)%      $    (2)         --         $    --
                                            ====      =======         ====       =======       =====         =======

Eliminations
------------
   Revenue                                   100%     $   (73)        100%       $   (33)         --         $    --

   Operating costs and expenses before
      depreciation and amortization         (100)         (73)       (100)           (33)         --              --
                                            ----      -------         ----       -------       -----         -------

         Operating income                     --%     $    --           --%      $    --          --%        $    --
                                            ====      =======         ====       =======       =====         =======

Tele-Communications, Inc. Consolidated:
--------------------------------------

   Revenue                                   100%     $ 6,851         100%       $ 4,936         100%        $ 4,153

   Cost of sales                              10          702           6            313          --              --

   Operating costs and expenses before
      depreciation and amortization           62        4,235          57          2,817          56           2,326

   Depreciation and amortization              20        1,372          21          1,018          22             911
                                            ----      -------         ----       -------       -----         -------

         Operating income                      8%     $   542          16%      $    788          22%        $   916
                                            ====      =======         ====       =======       =====         =======

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         Cable and Communications Services

         On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the Federal Communications Commission ("FCC") adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, the Company's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. The regulations established benchmark rates in 1993 which were further reduced in 1994, to which the rates charged by cable operators for Regulated Services were required to conform.

         The FCC also allowed cable operators to justify rates under "cost of service" rules, which allow "high cost" systems to establish rates in excess of the benchmark level. The FCC's interim cost of service rules allowed a cable operator to recover through rates for regulated cable services its normal operating expenses plus a rate of return equal to 11.25 percent on the rate base. However, the FCC significantly limited the inclusion in the rate base of acquisition costs in excess of the book value of tangible assets. As a result, the Company pursued cost of service justifications in only a few cases. On December 15, 1995, the FCC adopted slightly more favorable cost of service rules.

        The regulations also provide mechanisms for adjusting rates when regulated tiers are affected by channel additions or deletions. Additional programming costs resulting from channel additions can be accorded the same external treatment as other program costs increases, and cable operators presently are permitted to recover a mark-up on their programming expenses. Under one option, operators are allowed a flat ($.20) fee increase per channel added to an existing cable programming services tier ("CPST"), with an aggregate cap on such increases ($1.20) plus a license fee reserve ($.30) through 1996.
In 1997, an additional flat ($.20) fee increase will be available, and the license fees for additional channels and for increases in existing channels will no longer be subject to the aggregate cap. This optional approach for adding services is scheduled to expire on December 31, 1997.

         The Company reduced its rates in 1993 and 1994 and limited its rate increases in 1995 in response to FCC regulations. The Company believes that it has complied in all material respects with the provisions of the 1992 Cable Act, including its rate setting provisions. However, the Company's rates for Regulated Services are subject to review by the FCC, if a complaint has been filed, or by the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


        On October 30, 1995, the FCC accepted for comment a proposed resolution of all complaints against the CPST currently pending against cable systems owned by the Company. If the proposed resolution is accepted by the FCC, the Company will settle all pending complaints by a one-time credit to each subscriber in CPST regulated franchises. The aggregate amount of such credits is approximately $9 million and had previously been accrued by the Company. In addition, the FCC will find that the CPST rates in CPST regulated franchises on September 15, 1995 comply with federal regulations. The Company has committed not to file any additional cost-of-service filings until May 15, 1996 in franchises that were subject to CPST regulation prior to September 15, 1995. However, the Company will be able to avail itself of the other mechanisms under FCC rules to recover costs, including abbreviated cost-of-service filings covering system rebuilds and upgrades. In the proposed resolution, the Company does not admit any violation of, or any failure to conform to, the 1992 Cable Act or the rules promulgated thereunder. The comment period has ended and the Company is awaiting final action by the FCC.

         On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Telecom Act") was signed into law. Because the 1996 Telecom Act does not deregulate CPST rates until 1999 (and basic service tier rates will remain regulated thereafter), the Company believes that the 1993 and 1994 rate regulations have had and will continue to have a material adverse effect on its results of operations.

         Revenue from Cable and Communications increased 26% from 1994 to 1995. Such increase is due to the effect of certain acquisitions (13%), growth in the Company's satellite subscribers (4%), increases in the rates charged to the Company's subscribers from inflation increases, the provision of new channels and increases in equipment costs (4%), growth in subscriber levels within the Company's cable television systems (4%) and an increase in the Company's long-distance voice and data service revenue (1%).

         Revenue increased 2% from 1993 to 1994. Such increase was the result of the TCI/Liberty Combination in August of 1994 (1%), growth in subscriber levels within the Company's cable television systems (5%), the effect of certain other acquisitions (2%) and certain new services (1%), net of a decrease in revenue (4%) due to rate reductions required by rate regulation implemented pursuant to the 1992 Cable Act and a decrease in revenue (3%) due to the transfer of Netlink USA ("Netlink") to the Programming unit in the Reorganization. Netlink's operations were included in Cable and Communications Services in 1993, but have been reflected in Programming Services for all of 1994 and 1995. In the second half of 1994, as a result of the FCC revision of its rate regulations which reduced benchmark rates, the Company experienced an additional decrease, in excess of that which was incurred in 1993, in the price charged for its Regulated Services.

         Included in the Company's revenue from cable operations of $5,105 million, $4,203 million and $4,098 million for the years ended December 31, 1995, 1994 and 1993, respectively, is $5,038 million, $4,177 million and $4,098 million attributable to TCIC and $67 million, $26 million and $0 attributable to other cable operations.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993



         Operating costs and expenses before depreciation and amortization increased 40% for the year ended December 31, 1995. Exclusive of the effects of acquisitions (13%) and Primestar (7%) (see discussion below), such expenses increased 20%. Programming expenses accounted for the majority of such increase. In this regard, programming expenses represented $1,251 million (36%), $903 million (36%) and $740 million (32%) of operating costs and expenses before depreciation and amortization during 1995, 1994 and 1993, respectively. The Company cannot determine whether and to what extent increases in the cost of programming will affect its future operating costs. However, such programming costs have increased at a greater percentage than increases in revenue of Regulated Services. The Company will experience an increase in programming costs in the first five months of 1996 without increasing its rates charged to its customers at that time. In June of 1996, the Company will be entitled to an increase in its service rates for increased programming costs and inflation. FCC regulations provide for the Company to further increase its rates by an additional amount intended to recover increased programming costs incurred during the first five months of 1996 and not previously recovered, as well as interest on said amounts.


        During 1995, the Company changed its approach to how it ordered and stored excess cable distribution equipment. The Company created material support centers and consolidated all of its excess inventory. In conjunction with this change, the Company incurred $5 million of costs. Additionally, during 1995, the Company incurred approximately $22 million in expenses related to initiatives to improve its customer service, to begin the redesign of its computer and accounting systems and to promote and market the Company's products. During the fourth quarter of 1995, the Company incurred $25 million in expenses related to payment of bonuses to the majority of its employees.


         The Company had an investment in a direct broadcast satellite partnership, Primestar Partners ("Primestar"). Primestar provides programming and marketing support to each of its cable partners who then provide satellite service to their customers. During 1995, the Company's revenue and expenses related to such satellite service have increased significantly as the number of the Company's Primestar subscribers increased from approximately 100,000 subscribers at January 1, 1995 to approximately 550,000 subscribers at December 31, 1995. During the year ended December 31, 1995, revenue increased from $30 million to $207 million and operating, selling, general and administrative expenses increased from $18 million to $197 million, as compared to the year ended December 31, 1994.


         Operating costs and expenses before depreciation and amortization increased 6% for the year ended December 31, 1994 compared to the corresponding period of 1993. The consolidation of Liberty resulted in an increase of $18 million in operating, selling, general and administrative expenses from Liberty's cable television systems. In 1993, the Company incurred certain one-time direct charges relating to the implementation of the FCC rate regulations.

         The increase in the Company's depreciation expense in 1995 is due to acquisitions, as well as increased capital expenditures due to a program to upgrade and install optical fiber technology in the Company's cable systems. The systems, which facilitate digital transmission of voice, video and data signals, will have optical fiber to neighborhood nodes with coaxial cable distribution downstream from that point. The increase in amortization expense in 1995 is due to acquisitions.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         The Company records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

         Electronic Retailing Services

         This information reflects the results of Home Shopping Network, Inc. ("HSN"), which became a consolidated subsidiary of the Company in the TCI/Liberty Combination. HSN's primary business is the sale of merchandise to viewers of the home shopping programming produced and distributed by Home Shopping Club, Inc. ("HSC"), a wholly-owned subsidiary of HSN.

         During the year ended December 31, 1995, HSN's net sales increased from $482 million to $1,019 million. Such increase is due to the consolidation of HSN in August of 1994 in connection with the TCI/Liberty Combination. However, on an annualized basis, HSN's net sales decreased approximately 10%. Such annualized decrease is the net affect of a 19% decease in the number of packages shipped, partially offset by a 9% increase on the average price per unit sold.

         In September 1994, HSN appointed new management personnel to institute procedures intended to improve purchasing and other merchandising practices. Their strategies included offering a greater variety of products, developing strong private label lines, selling higher margin items and offering name brand and other high quality merchandise. These efforts were aimed at long-term improvements in sales by attracting new customers and increasing the frequency of repeat purchases. However, the impact of these strategies was to adversely affect sales during 1995.

         Since June 5, 1995, HSN has operated two full-time networks renamed HSN, the primary network, and Spree!. On August 5, 1995, HSN relaunched the HSN network with more scheduled programs and theme related shows, new sets, graphics and music. During the third quarter of 1995, HSN relaunched the Spree! network with a more spontaneous format, new graphics and music. These changes were designed to eliminate programming redundancies, distinguish the networks and reach a broader range of potential customers.

         Management of HSN also instituted promotional programs to help increase sales, including a national advertising campaign and a "no interest -- no payments" credit promotion through February 1996 for certain purchases made during the third and fourth quarters of 1995 using HSN's private label credit card. Although the credit promotion program was successful, its effect was not enough to offset the decline in sales discussed above.

         Additionally, $4 million of the restructuring charges for the year ended December 31, 1995, represents HSN management's estimate of costs to be incurred in connection with the closing of HSN's Reno, Nevada, distribution center, which was accomplished in June 1995. The decision to close the Reno distribution center was based on an evaluation of HSN's overall distribution strategy. Management of HSN believes that consolidation of HSN's distribution facilities will result in better operating efficiencies and improved service to customers.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         HSN's cost of sales increased from $313 million to $702 million during 1995. As a percent of sales, cost of sales increased from 65% in 1994 to 69% in 1995. The increase in the cost of sales percentages primarily relate to warehouse sales and other promotional events. Such events included price discounts to (i) facilitate the restructuring of HSN's distribution center,
(ii) make room for new holiday merchandise and (iii) adjust inventory levels and product mix. In addition, cost of sales for the year ended December 31, 1995 includes a $12 million increase in HSC's inventory carrying value adjustment related to products which are inconsistent with HSN's new sales and merchandise philosophy.

         HSN believes that future levels of net sales of HSC will be dependent, in large part, on program carriage, market penetration and merchandising management. Program carriage is defined as the number of cable systems and broadcast television stations that carry HSC programming. Market penetration represents the level of active purchasers within a market.

         Cable television systems and affiliated broadcast television stations broadcast HSC programming under affiliation agreements with varying original terms. HSN seeks to increase the number of cable television systems and broadcast television stations that televise HSC programming while evaluating the expected profitability of each contract.

         HSN believes that seasonality does impact its business, but not to the same extent it impacts the retail industry in general.

         On November 27, 1995, the Company announced that it had agreed to exchange its controlling interest in HSN for shares of Silver King Communications, Inc. ("Silver King"). The Company will receive approximately 11 million newly issued shares of Silver King in exchange for its 37.5 million shares of HSN.

         Liberty Media Group and Mr. Barry Diller and certain of their respective affiliates entered into an agreement in August 1995 pursuant to which an option owned by Liberty Media Group to purchase 2 million shares of Silver King Class B common stock (the "Option") (which shares would constitute voting control of Silver King) would be transferred to Silver Management Company ("Silver Company"), an entity in which Liberty Media Group would own all of the non-voting equity interests (which would constitute substantially all of the equity of such entity) and Mr. Diller would own all of the voting equity interests. Silver Company would thereafter exercise the Option and hold the shares of Silver King Class B Common Stock purchased thereunder. In an amendment to such agreement entered into in November 1995, Liberty Media Group agreed to contribute all of its shares of HSN (which shares constitute approximately 41% of the equity of HSN and approximately 90% of the voting power of HSN) to Silver Company in return for additional non-voting equity interests in Silver Company. Following such contribution, Silver Company would exchange such HSN shares with Silver King for additional shares of Silver King Common Stock and Class B Common Stock (thereby increasing Silver Company's controlling interest in Silver King to in excess of 80% of the voting power of Silver King). Each such transaction is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory consents and approvals. If consummated, HSN would cease to be a subsidiary of the Company and therefore, the financial results of HSN would not be consolidated with the financial results of Liberty Media Group. Although the Company would cease to possess voting control over HSN, it would continue to have an indirect equity interest in HSN through its ownership of the equity securities of Silver Company. No assurance can be given that the transaction will be consummated.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         Other Programming Services

         Revenue from the Company's Other Programming Services increased $281 million or 117% from 1994 to 1995, and operating costs and expenses before depreciation and amortization increased $261 million or 113%. Such increases are primarily due to the TCI/Liberty Combination.

         Revenue of TCI's consolidated entertainment and information programming services represented $240 million of total consolidated revenue for 1994. This revenue was attributable to subscription and advertising revenue at TCI's consolidated sports programming businesses ($91 million), revenue from Netlink, a marketer and distributor of programming to the United States home satellite dish subscriber market ($132 million) and subscription revenue generated by Southern Satellite Systems, Inc. ("Southern") and Encore Media Corporation ("Encore") ($17 million).


         As of April 29, 1996, Liberty Media Group, The News Corporation Limited ("News Corp.") and TINTA formed two sports programming ventures. In the United States, Liberty Media Group and News Corp. formed a partnership (the "Fox-Liberty Venture") into which Liberty Media Group contributed interests in its national and regional sports networks and into which News Corp. contributed its fx cable network and certain other assets. Liberty Media Group received a 50% interest in the Fox-Liberty Venture and $350 million in cash.



         Internationally, News Corp. and a limited liability company (the "Liberty-TINTA LLC") formed by Liberty Sports, Inc., a wholly-owned subsidiary of Liberty Media Group, and TINTA formed a venture (the "International Venture") to operate previously existing sports services in Latin America and Australia and a variety of new sports services throughout the world, except in Asia and in the United Kingdom, Japan and New Zealand where prior arrangements preclude an immediate collaboration. The Liberty-TINTA LLC owns 50% of the International Venture with News Corp. owning the other 50%. News Corp. contributed various international sports rights and certain trademark rights. The Liberty-TINTA LLC contributed Prime Deportiva, a Spanish language sports service distributed in Latin American and in Hispanic markets in the United States; an interest in Torneos y Competencias S.A., an Argentinean sports programming and production business; various international sports and satellite transponder rights and cash. The Liberty-TINTA LLC also contributed their 50% interest in Premiere Sports and All-Star Sports. Both are Australian 24-hour sports services available via multichannel, multipoint distribution systems ("MMDS") or cable television.



         As part of the formation of the International Venture, the Liberty-TINTA LLC is entitled to receive from News Corp. 7.5% of the outstanding stock of Star Television Limited. Upon delivery of such stock to the Liberty-TINTA LLC, News Corp. is entitled to receive from the Liberty-TINTA LLC $20 million and rights under various Asian sports programming agreements. Star Television Limited operates a satellite-delivered television platform in Asia.


         Other Income and Expense

         The Company's interest expense increased $225 million or 29% during 1995, as compared to 1994 and $54 million or 7% during 1994, as compared to 1993. Such increases are the result of higher interest rates and debt balances. The Company's weighted average interest rate on borrowings was 8.1%, 7.5% and 7.2% during 1995, 1994 and 1993, respectively.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         The Company is a shareholder of TeleWest plc ("TeleWest"), a company that is currently operating and constructing cable television and telephone systems in the United Kingdom ("UK"). TeleWest, which is accounted for under the equity method, had a carrying value at December 31, 1995 of $550 million and comprised $70 million, $43 million and $28 million of the Company's share of its affiliates' losses in 1995, 1994, and 1993, respectively. In addition, the Company has other less significant equity method investments in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries. In the aggregate, such other equity method investments had a carrying value of $354 million at December 31, 1995 and accounted for $62 million and $50 million of the Company's share of its affiliates' losses in 1995 and 1994, respectively.

         TeleWest was formed during the fourth quarter of 1995 upon the merger (the "TeleWest Merger") of TeleWest Communications plc (formerly TCI/US WEST Cable Communications Group or "TeleWest UK") ("TeleWest Communications") with SBC (CableComms)(UK). Prior to the TeleWest Merger, the Company had an effective ownership interest of approximately 36% in TeleWest Communications, and subsequent to the TeleWest Merger the Company has an effective ownership interest of approximately 27% in TeleWest. As a result of the TeleWest Merger, the Company recognized a gain of $165 million (before deducting the related tax expense of $58 million). Such gain represents the difference between the Company's recorded cost for TeleWest Communications and the Company's effective proportionate share of TeleWest's net assets. There is no assurance that the Company will realize similar gains in future periods.

         As a result of the TeleWest Communications November 1994 initial public offering (the "TeleWest IPO") and the associated dilution of the Company's ownership interest of TeleWest Communications, the Company recognized a gain amounting to $161 million (before deducting the related tax expense of $57 million) in 1994.

         TeleWest, which is currently constructing broadband cable television and telephony networks in the UK, has incurred net losses since its inception. Although there is no assurance, the Company believes (i) that the continued expansion of TeleWest's networks ultimately will provide TeleWest with a revenue base that will exceed its expenses and (ii) that TeleWest's present and future sources of liquidity (including the net proceeds from the TeleWest IPO and certain bank credit facilities) will be sufficient to meet TeleWest's liquidity requirements for the foreseeable future. The Company has no present intention to make significant loans to or investments in TeleWest.

         During the year ended December 31, 1995, the Company recognized a gain amounting to $123 million in connection with the sale to the public of 20 million shares of common stock (the "IPO") and the issuance of shares of common stock for an investment in an Argentine programming entity (the "TYC Acquisition") by TINTA. There is no assurance that the Company will realize similar gains in future periods.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         Effective February 9, 1995, QVC Programming Holdings, Inc. (the "Purchaser"), a corporation jointly owned by Comcast Corporation and the Company, was merged (the "QVC Merger") with and into QVC, Inc. ("QVC") with QVC continuing as the surviving corporation. The Company owns an approximate 43% interest of the post-merger QVC. Upon consummation of the QVC Merger, the Company was deemed to exercise significant influence over QVC and, accordingly, adopted the equity method of accounting for its investment in QVC. The accompanying 1994 financial statements have been restated to reflect such change in accounting. Such restatement resulted in an increase in the Company's net earnings of $5 million for the year ended December 31, 1994.

         During 1995, BET Holdings, Inc. ("BET") repurchased a portion of its own common stock. As a result of the repurchase, the Company's ownership of BET was increased from 19% to 22%. Therefore, the Company is deemed to exercise significant influence over BET and, has accordingly adopted the equity method of accounting for its investment in BET. The accompanying 1994 and 1993 financial statements have been restated to reflect such change in accounting. Such restatement resulted in an increase in the Company's net earnings of $2 million for each of 1994 and 1993.

         On July 11, 1994, Rainbow Program Enterprise ("Rainbow") purchased 49.9% of Liberty's 50% general partnership interest in American Movie Classics Company ("AMC"). The gain recognized by Liberty in connection with the disposition of AMC was $183 million and is included in the Company's share of Liberty's earnings prior to the TCI/Liberty Combination.

         Net Earnings (Loss)

         The Company's net loss (before preferred stock dividend requirements) of $171 million for the year ended December 31, 1995 represented a decrease of $233 million as compared to the Company's net earnings (before preferred stock dividend requirements) of $62 million for 1994. Such decrease is due primarily to a decrease in operating income, a decrease in share of earnings of affiliates (a significant portion of which results from the gain recognized in 1994 by Liberty upon the sale of its investment in AMC), and an increase in interest expense partially offset by the recognition of a gain resulting from the TINTA IPO.

         The Company's net earnings (before preferred stock dividend requirements) of $62 million for the year ended December 31, 1994 represented an increase of $67 million as compared to the Company's net loss (before preferred stock dividend requirements) of $5 million for the corresponding period of 1993. Such increase is principally the result of the effect of improved share of earnings from Liberty prior to the TCI/Liberty Combination (principally resulting from the gain recognized by Liberty upon the sale of its investment in AMC), the recognition of a gain resulting from the TeleWest IPO, and the reduction in income tax expense (principally resulting from the required recognition in the third quarter of 1993 of the cumulative effect of the change in the Federal income tax rate from 34% to 35%), net of the effect of the aforementioned reduction in rates charged for Regulated Services and the decrease in gain on disposition of assets.

         Inflation has not had a significant impact on the Company's results of operations during the three-year period ended December 31, 1995.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         Recent Accounting Pronouncements

         In March of 1995, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("Statement No. 121"), effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company will adopt Statement No. 121 effective January 1, 1996. The effect of such adoption is not expected to be significant.

         Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123") was issued by the FASB in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. The Company will include the disclosures required by Statement No. 123 in the notes to future financial statements.

         Liquidity and Capital Resources

         During 1994, subsidiaries of the Company, Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox" and together with the Company and Comcast, the "Cable Partners") and Sprint Corporation ("Sprint") formed a partnership ("WirelessCo") to engage in the business of providing wireless communications services on a nationwide basis. Through WirelessCo, in which the Company owns an indirect 30% interest, the partners participated in auctions ("PCS Auctions") of broadband personal communications services ("PCS") licenses conducted by the FCC. In the first round auction, which concluded during the first quarter of 1995, WirelessCo was the winning bidder for PCS licenses for 29 markets, including New York, San Francisco-Oakland-San Jose, Detroit, Dallas-Fort Worth, Boston-Providence, Minneapolis-St. Paul and Miami-Fort Lauderdale. The aggregate license cost for these licenses was approximately $2.1 billion.


         WirelessCo also invested in American PSC, L.P. ("APC"), which holds a PCS license granted under the FCC's pioneer preference program for the Washington-Baltimore market. WirelessCo acquired its 49% limited partnership interest in APC for $23 million and agreed to make capital contributions to APC equal to 49/51 of the cost of APC's PCS license. Additional capital contributions may be required in the event APC is unable to finance the full cost of its PCS license. WirelessCo may also be required to finance the build-out expenditures for APC's PCS system. Cox (with a 51% interest) and Sprint Spectrum (with a 49% interest) have formed a partnership to hold and develop a PCS system using a pioneer preference PCS license for the Los Angeles-San Diego market. APC and the Cox partnership have agreed to affiliate their PCS systems with WirelessCo and be part of WirelessCo's nationwide integrated network, offering wireless communications services under the "Sprint" brand.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         During 1994, subsidiaries of Cox, Sprint and the Company also formed a separate partnership ("PhillieCo"), in which the Company owns a 35.3% interest. PhillieCo was the winning bidder in the first round auction for a PCS license for the Philadelphia market at a license cost of $85 million. To the extent permitted by law, the PCS system to be constructed by PhillieCo would also be affiliated with WirelessCo's nationwide network.


         WirelessCo may invest in, affiliate with or acquire licenses from other successful bidders. The capital that WirelessCo will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial.



         In March of 1995, the Cable Partners and Sprint ( collectively, the "Partners") formed two new partnerships, of which the principal partnership is currently known as Sprint Spectrum Holding Company, L.P. ("Sprint Spectrum"), to which they contributed their respective interests in WirelessCo and through which they formed another partnership, NewTelco, L.P. ("New Telco") to engage in the business of providing local wireline communications services to residences and businesses on a nationwide basis. The Cable Partners agreed to contribute their interests in Teleport Communications Group, Inc. and TCG Partners (collectively, "TCG") to NewTelco. TCG is one of the largest competitive local exchange carriers in the United States in terms of route miles.



         Effective January 31, 1996, the Partners amended the Sprint Spectrum partnership agreement (the "Partnership Agreement") and certain other agreements related thereto. Under the Partnership Agreement, the business of Sprint Spectrum and its subsidiaries will be the provision of certain wireless and other services described in the Partnership Agreement. The Partners intend for Sprint Spectrum and its subsidiary partnerships to be the exclusive vehicles through which they engage in the wireless telephony service businesses, subject to certain exceptions. Sprint Spectrum will no longer be authorized to engage in the business of providing local wireline communications services to residences and businesses. In connection with the amendment of the Partnership Agreement, the Partners, also agreed to the termination of the agreement to contribute the Cable Partners' interests in TCG to NewTelco.



         Pursuant to separate agreements, each of the Cable Partners and Sprint have agreed to negotiate in good faith on a market-by-market basis for the provision of local wireline telephony services over the cable television facilities of the respective Cable Partner under the Sprint brand. Accordingly, local wireline telephony offerings in each market would be the subject of individual agreements to be negotiated with Sprint, rather than being provided by Sprint Spectrum, as originally contemplated. The Cable Partners and Sprint also reaffirmed their intention to continue to attempt to integrate the business of TCG with that of Sprint Spectrum. In addition, each Cable Partner agreed to certain restrictions on its ability to offer, promote, or package certain of its products or services with certain products and services of other persons and agreed to make its facilities available to Sprint for specified purposes to the extent and on the terms that it has made such facilities available to others for such purposes. Such agreements have a term of five years, but under certain circumstances may terminate after three years.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993



         Execution of the foregoing agreements was a condition to the effectiveness of a previously approved business plan for the build out of Sprint Spectrum's nationwide network for wireless personal communications services. Pursuant to the business plan, the Partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


         As of January 26, 1995, TCI, TCIC, and TeleCable Corporation ("TeleCable") consummated a transaction whereby TeleCable was merged into TCIC (the "TeleCable Merger"). The aggregate $1.6 billion purchase price was satisfied by TCIC's assumption of approximately $300 million of TeleCable's net liabilities and the issuance to TeleCable's shareholders of approximately 42 million shares of TCI Class A common stock and 1 million shares of TCI Convertible Preferred stock, Series D (the "Series D Preferred Stock") with an aggregate initial liquidation value of $300 million. The Series D Preferred Stock, which accrues dividends at a rate of 5.5% per annum, is convertible into 10 million shares of Series A TCI Group Stock and 2.5 million shares of Series A Liberty Group Stock. The Series D Preferred Stock is redeemable for cash at the option of TCI after five years and at the option of either TCI or the holder after ten years.

         On April 25, 1995, TINTA acquired a 51% ownership interest in Cablevision S.A. and certain affiliated companies (collectively, "Cablevision") for a purchase price of $282 million, before liabilities assumed. The purchase price was paid with cash consideration of $195 million and TINTA's issuance of $87 million principal amount of secured negotiable promissory notes payable to the selling shareholders. TINTA has an option during the two-year period ended April 25, 1997 to increase its ownership interest in Cablevision up to 80% at a cost per subscriber similar to the initial purchase price, adjusted however for certain fluctuations in applicable foreign currency exchange rates.




         On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International, Inc, and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").



         The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.



         Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of 4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993



         At December 31, 1995, Cable Sub provided service to approximately 1.2 million basic subscribers and had total assets of $1,067 million. For the year ended December 31, 1995, Cable Sub had revenue of $442 million and net earnings of $34 million. The Company will account for such acquisition under the purchase method of accounting. Accordingly, the cost to acquire Cable Sub estimated at approximately $2.2 billion (reflecting the Loan Proceeds of $1.7 billion and the estimated aggregate Stated Value of the Exchangeable Preferred Stock of $500 million) would be allocated to the assets and liabilities acquired according to their respective fair values, with any excess being treated as intangible assets. As such, the Company will reflect additional interest expense, depreciation, amortization and minority share of losses of consolidated subsidiaries. On a pro forma basis, if the transaction had been consummated under its current terms on or before January 1, 1995, Cable Sub would have reflected loss before taxes of approximately $51 million for the year ended December 31, 1995. On a pro forma basis, Cable Sub would reflect an approximate $21 million of preferred stock dividend requirements on an annual basis assuming, solely for the purpose of this presentation, a dividend rate of 4.25% per annum on the Exchangeable Preferred Stock. On a pro forma basis, the Company would reflect the foregoing financial impacts of Cable Sub in its consolidated results of operations except that the preferred stock dividend requirement of Cable Sub would be reflected as minority interest in the Company's statement of operations and the Company would incur an additional approximately $28 million of interest expense per year arising from the assumed borrowing by the Company for its $350 million capital contribution to Cable Sub.



         The Company owned shares of common stock and preferred stock of Turner Broadcasting System, Inc. ("TBS").



         On October 10, 1996, Time Warner, Inc. ("Time Warner") and TBS consummated a merger (the "TBS/Time Warner Merger") whereby TBS shareholders received 0.75 of a Time Warner common share for each TBS Class A and Class B common share, and each holder of TBS Class C preferred stock received 0.80 of a Time Warner common share for each of the 6 shares of TBS Class B common stock into which each share of Class C preferred stock could have been converted. The Company received approximately 50.6 million shares of Time Warner common stock in exchange for its TBS holdings. As a result of this like-kind exchange, the Company will recognize a pre-tax gain of approximately $1.5 billion in the fourth quarter of 1996.



         On July 16, 1996, Time Warner, TBS, TCI, Liberty Media Group and the Federal Trade Commission ("FTC") entered into an agreement in principle, pursuant to which, among other things, Liberty Media Group agreed to receive Time Warner securities with limited voting rights (the "TW Exchange Stock") in exchange for its TBS common and preferred stock. In addition, subject to a number of conditions, including receipt of a ruling from the Internal Revenue Service that such dividend would be tax free to the Liberty Media Group stockholders, TCI agreed that it would distribute in the form of a stock dividend (the "Spin-Off") to the Liberty Media Group stockholders the stock of a new company ("Spinco") which would hold the TW Exchange Stock and the business of Southern Satellite Systems, Inc. ("Southern"), a wholly owned subsidiary of Liberty Media Group which distributes the TBS SuperStation ("WTBS") signal in the United States and Canada. The level of Liberty Media Group's ownership interest in Time Warner would be restricted until the Spin-Off occurs, at which time, such restriction would be eased for Spinco.



         If the Spin-Off occurs, certain control stockholders of TCI, the Estate of Bob Magness, John C. Malone and Kearns-Tribune Corporation, would exchange the Spinco common stock they receive for a Spinco convertible preferred security which would only be entitled to vote on major corporate transactions involving Spinco.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993





         Pursuant to an underwritten public offering, the Company sold 19,550,000 shares of TCI Class A common stock in February of 1995. The Company received net proceeds of approximately $401 million. Such proceeds were immediately used to reduce outstanding indebtedness under credit facilities.

         On July 18, 1995, TINTA completed the IPO in which it sold 20 million shares of TINTA Series A common stock to the public for aggregate consideration of $320 million, before deducting related expenses (approximately $19 million). TINTA used the IPO proceeds to repay debt of the Company ($177 million) and fund acquisitions, operations and capital contributions.

         During the year ended December 31, 1995, TCIC sold approximately $1.5 billion of publicly-placed fixed rate senior and medium term notes with interest rates ranging from 6.8% to 8.8% and maturity dates ranging through 2015. The proceeds from the sale of these notes were used primarily to repay variable-rate bank debt.

         Subsequent to December 31, 1995, TINTA issued $345 million (before deducting offering costs of $9 million) of 4.5% convertible subordinated debentures. TINTA anticipates that it will use the net proceeds to fund capital contributions to certain of its equity investees.

         Also, subsequent to December 31, 1995, the Company, through certain subsidiaries, issued (i) 4.6 million shares of Cumulative Exchangeable Preferred Stock for net cash proceeds of $223 million, (ii) 20 million preferred securities of 8.72% Trust Originated Preferred Securities for net cash proceeds of $486 million (through a special purpose entity formed as a Delaware business trust) and (iii) $1 billion of publicly-placed fixed rate senior and medium term notes with interest rates ranging from 6.9% to 7.9% and maturity dates ranging through 2026. The Company used the proceeds from the aforementioned debt and equity securities to retire overnight commercial paper and to repay variable rate indebtedness.

         The Company has a credit facility which matures in September of 1996. The outstanding balance of such facility was $602 million at December 31, 1995. The Company currently anticipates that it will refinance such borrowings but there can be no assurance that it can do so on terms acceptable to the Company.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         The Company is a holding company and its assets consist almost entirely of investments in its subsidiaries. As a holding company, the Company's ability to pay dividends on any classes or series of preferred stock is dependent on the earnings of, or other funds available to, the Company's subsidiaries and the distribution or other payment of such earnings or other funds to the Company in the form of dividends, loans or other advances, payment or reimbursement of management fees and expenses and repayment of loans and advances from the Company. The Company's subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay the dividends on any class or series of preferred stock of TCI or to make any funds available therefor, whether by dividends, loans or other payments. The payment of dividends or the making of loans and advances to the Company by its subsidiaries may be subject to statutory or regulatory restrictions, are contingent upon the earnings of those subsidiaries and are subject to various business considerations. Further, certain of the Company's subsidiaries are subject to loan agreements that prohibit or limit the transfer of funds by such subsidiaries to the Company in the form of dividends, loans, or advances, and require that such subsidiaries' indebtedness to the Company be subordinate to the indebtedness under such loan agreements. The amount of net assets of subsidiaries subject to such restrictions exceeds the Company's consolidated net assets. The Company's subsidiaries currently have the ability to transfer funds to the Company in amounts exceeding the Company's dividend requirement on any class or series of preferred stock. Net cash provided by operating activities of subsidiaries which are not restricted from making transfers to the parent company have been and are expected to continue to be sufficient to enable the parent company to meet its cash obligations.

         Moreover, almost all of the consolidated liabilities of the Company have been incurred by its subsidiaries. Therefore, the Company's rights, and the extent to which the holders of the Company's preferred stocks will be able to participate in the distribution of assets of any subsidiary upon the latter's liquidation or reorganization, will be subject to prior claims of the subsidiary's creditors, including trade creditors, except to the extent that the Company may itself be a creditor with recognized claims against such subsidiary (in which case the claims of the Company would still be subject to the prior claims of any secured creditor of such subsidiary and of any holder of indebtedness of such subsidiary that is senior to that held by the Company).

         Subsidiaries of the Company had approximately $2.5 billion in unused lines of credit at December 31, 1995 excluding amounts related to lines of credit which provide availability to support commercial paper. Although subsidiaries of the Company were in compliance with the restrictive covenants contained in their credit facilities at said date, additional borrowings under the credit facilities are subject to the subsidiaries' continuing compliance with such restrictive covenants (which relate primarily to the maintenance of certain ratios of cash flow to total debt and cash flow to debt service, as defined in the credit facilities) after giving effect to such additional borrowings. See note 9 to the accompanying consolidated financial statements for additional information regarding the material terms of the subsidiaries' lines of credit.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         One measure of liquidity is commonly referred to as "interest coverage." Interest coverage, which is measured by the ratio of Operating Cash Flow (operating income before depreciation, amortization and other non-cash operating credits or charges)($1,975 million, $1,798 million and $1,858 million in 1995, 1994 and 1993, respectively) to interest expense ($1,010 million, $785 million and $731 million in 1995, 1994 and 1993, respectively), is determined by reference to the consolidated statements of operations. The Company's interest coverage ratio was 196%, 229% and 254% for 1995, 1994 and 1993,
respectively.   The decrease in the Company's interest coverage in 1995 is caused by increased interest expense due to higher interest rates and debt levels in 1995. Management of the Company believes that the foregoing interest coverage ratio is adequate in light of the consistency and nonseasonal nature of its cable television operations and the relative predictability of the Company's interest expense, almost half of which results from fixed rate indebtedness. Operating Cash Flow is a measure of value and borrowing capacity within the cable television industry and is not intended to be a substitute for cash flows provided by operating activities, a measure of performance prepared in accordance with generally accepted accounting principles, and should not be relied upon as such. Operating Cash Flow, as defined, does not take into consideration substantial costs of doing business, such as interest expense, and should not be considered in isolation to other measures of performance.

         Another measure of liquidity is net cash provided by operating activities, as reflected in the accompanying consolidated statements of cash flows. Net cash provided by operating activities ($957 million, $908 million and $1,247 million in 1995, 1994 and 1993, respectively) reflects net cash from the operations of the Company available for the Company's liquidity needs after taking into consideration the aforementioned additional substantial costs of doing business not reflected in Operating Cash Flow. Amounts expended by the Company for its investing activities exceed net cash provided by operating activities. However, management believes that net cash provided by operating activities, the ability of the Company and its subsidiaries to obtain additional financing (including the subsidiaries' available lines of credit and access to public debt markets), issuances and sales of the Company's equity or equity of its subsidiaries, and proceeds from disposition of assets will provide adequate sources of short-term and long-term liquidity in the future. See the Company's consolidated statements of cash flows included in the accompanying consolidated financial statements.

         In order to achieve the desired balance between variable and fixed rate indebtedness and to diminish its exposure to extreme increases in variable interest rates, the Company has entered into various interest rate exchange agreements. At December 31, 1995, after considering the net effect of various interest rate exchange agreements (see note 9 to the consolidated financial statements) with notional amounts aggregating $1,918 million, the Company had $6,002 million (or 45%) of fixed-rate debt with a weighted average interest rate of 8.8% and $7,209 million (or 55%) of variable-rate debt with a weighted average interest rate of 6.3%.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         Pursuant to the interest rate exchange agreements, the Company pays
(i) fixed interest rates ranging from 6.1% to 9.9% on notional amounts of $602 million at December 31, 1995 and (ii) variable interest rates on notional amounts of $2,520 million at December 31, 1995. During the years ended December 31, 1995, 1994 and 1993, the Company's net payments pursuant to its fixed rate exchange agreements were $13 million, $26 million and $38 million, respectively. During the years ended December 31, 1995, 1994 and 1993, the Company's net receipts (payments) pursuant to its variable rate exchange agreements were (less than $1 million), $36 million and $31 million, respectively. The Company is exposed to credit losses for the periodic settlements of amounts due under the interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, the Company does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

         In connection with its investments in certain foreign entities, the Company is exposed to unfavorable and potentially volatile fluctuations of the U.S. dollar against the UK pound sterling ("L."), the Japanese yen ("Yen"), and various other foreign currencies that are the functional currencies of the Company's foreign subsidiaries and affiliates. Any increase (decrease) in the value of the U.S. dollar against any foreign currency that is the functional currency of an operating subsidiary or affiliate of TINTA will cause the Company to experience unrealized foreign currency translation losses (gains) with respect to amounts already invested in such foreign currencies. The Company is also exposed to foreign currency risk to the extent that the Company or its foreign subsidiaries and affiliates enter into transactions denominated in currencies other than their respective functional currencies. Because the Company generally views its foreign operating subsidiaries and affiliates as long-term investments, the Company generally does not attempt to hedge existing investments in its foreign affiliates and subsidiaries. With respect to funding commitments that are denominated in currencies other than the U.S. dollar, the Company historically has sought to reduce its exposure to short-term (generally no more than 90 days) movements in the applicable exchange rates once the timing and amount of such funding commitments becomes fixed. Although the Company monitors foreign currency exchange rates with the objective of mitigating its exposure to unfavorable fluctuations in such rates, the Company believes that it is not possible or practical to completely eliminate the Company's exposure to unfavorable fluctuations in foreign currency exchange rates.

         Approximately twenty-five percent of the franchises held by the Company, involving approximately 4.4 million basic subscribers, expire within five years. There can be no assurance that the franchises for the Company's systems will be renewed as they expire, although the Company believes that its cable television systems generally have been operated in a manner which satisfies the standards established by the Cable Communications Policy Act of 1984 (the "1984 Cable Act"), as supplemented by the renewal provisions of the 1992 Cable Act, for franchise renewal. However, in the event they are renewed, the Company cannot predict the impact of any new or different conditions that might be imposed by the franchising authorities in connection with the renewals. To date they have not varied significantly from the original terms.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


         A significant competitive impact is expected from medium power and higher power direct broadcast satellites ("DBS") that use high frequencies to transmit signals that can be received by dish antennas much smaller in size than traditional home satellite dishes ("HSDs"). Primestar distributes a multi-channel programming service via a medium power communications satellite to HSDs of approximately 3 feet in diameter. At December 31, 1995, Primestar, through its partners, served an estimated 940,000 HSDs in the United States. Two other DBS operators, DirecTV, a subsidiary of GM Hughes Electronics, and United States Satellite Broadcasting, a subsidiary of Hubbard Broadcasting, Inc., offer video services that can be received by HSDs that measure approximately eighteen inches in diameter. Such DBS operators have the right to distribute substantially all of the significant cable television programming services currently carried by cable television systems. The competition from DBS will likely continue to grow. One DBS operator is preparing to launch a new DBS satellite. AT&T Corp. recently made a large investment in DirecTV, and several other major companies are preparing to develop and operate high-power DBS systems, including MCI Communications Corp. ("MCI") and News Corp. MCI recently acquired rights to satellite frequencies for DBS in an FCC auction.

         The 1996 Telecom Act eliminated the statutory and regulatory restrictions that prevented telephone companies from competing with cable operators for the provision of video services by any means. The 1996 Telecom Act allows local telephone companies, including the regional bell operating companies, to compete with cable television operators both inside and outside their telephone service areas. The Company expects that it will face substantial competition from telephone companies for the provision of video services. The Company assumes that all major telephone companies have already entered or soon will enter the business of providing video services. Most major telephone companies have greater financial resources than the Company, and the 1992 Cable Act ensures that telephone company providers of video services will have access to all of the significant cable television programming services. Additionally, the 1996 Telecom Act eliminates certain federal restrictions on utility holding companies and thus frees all utility companies to provide cable television services. The Company expects this could result in another source of significant competition in the delivery of video services.

         The Company is upgrading and installing optical fiber technology in its cable systems at a rate such that in approximately two years TCI anticipates that it will be serving the majority of its customers with this technology. The systems, which facilitate digital transmission of voice, video and data signals, will have optical fiber to neighborhood nodes with coaxial cable distribution downstream from that point. The Company made capital expenditures of $1,782 million in 1995 and the Company expects to expend similar amounts in 1996 to provide for the continued rebuilding of its cable systems. However, such proposed expenditures are subject to reevaluation based upon changes in the Company's liquidity, including those resulting from rate regulation.

        The Company has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $222 million at December 31, 1995. Although there can be no assurance, management of the Company believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such guarantees, that they will not be material to the Company.

                 TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Years ended December 31, 1995, 1994 and 1993


        The Company is obligated to pay fees for the license to exhibit certain qualifying films that are released theatrically by various motion picture studios through February 28, 2009 (the "Film Licensing Obligations"). The aggregate minimum liability under certain of the license agreements is approximately $414 million. The aggregate amount of the Film Licensing Obligations under other license agreements is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, the Company's aggregate payments under the Film Licensing Obligations could prove to be significant. Additionally, the Company has guaranteed up to $67 million of similar license fee obligations of an affiliate.

        The Company has committed to provide additional debt or equity funding to certain of its affiliates. At December 31, 1995, such commitments aggregated $95 million.


        The Company intends to continue to develop its entertainment and information programming services and has made certain financial commitments related to the acquisition of programming. The Company's obligation for certain sports program rights contracts as of December 31, 1995 was $448 million. Upon the formation of the Fox-Liberty Venture, the Company anticipates that such commitments will be transferred to the Fox-Liberty Venture. The continued development of such services may require additional financing and it cannot be predicted whether the Company will obtain such financing on terms acceptable to the Company.


        The Company's various partnerships and other affiliates accounted for under the equity method generally fund their acquisitions, required debt repayments and capital expenditures through borrowings under and refinancing of their own credit facilities (which are generally not guaranteed by the Company) and through net cash provided by their own operating activities.

        The Company's subsidiaries generally finance acquisitions and capital expenditures through net cash provided by operating and financing activities. Amounts expended for acquisitions and capital expenditures exceed net cash provided by operating activities.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Stockholders
Tele-Communications, Inc.:


We have audited the accompanying consolidated balance sheets of Tele-Communications, Inc. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tele-Communications, Inc. and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.





                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP




Denver, Colorado
March 18, 1996

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                          Consolidated Balance Sheets

                           December 31, 1995 and 1994


                                                               1995      1994 *
                                                             --------   --------
Assets                                                       amounts in millions
------
Cash                                                         $    118         74

Trade and other receivables, net                                  407        301

Inventories, net                                                  104        121

Prepaid expenses                                                   65         36

Prepaid program rights                                             47         24

Committed film inventory                                          122         58

Investments in affiliates, accounted for
   under the equity method, and related
   receivables (notes 5 and 6)                                  2,372      1,299

Investment in Turner Broadcasting System, Inc.
   ("TBS") (note 7)                                               955        660

Property and equipment, at cost:
   Land                                                            88         91
   Distribution systems                                         9,545      7,705
   Support equipment and buildings                              1,429      1,146
                                                             --------   --------
                                                               11,062      8,942
   Less accumulated depreciation                                3,653      3,066
                                                             --------   --------
                                                                7,409      5,876
                                                             --------   --------

Franchise costs                                                14,322     11,152
   Less accumulated amortization                                2,092      1,708
                                                             --------   --------
                                                               12,230      9,444
                                                             --------   --------

Other assets, net of amortization                               1,748      1,383
                                                             --------   --------

                                                             $ 25,577     19,276
                                                             ========   ========

*Restated - see notes 5 and 6.
                                                                     (continued)

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                          December 31, 1995 and 1994

                                                              1995       1994 *
                                                            --------    --------
Liabilities and Stockholders' Equity                         amounts in millions
------------------------------------
Accounts payable                                            $    243         201

Accrued interest                                                 233         183

Accrued programming expense                                      318         248

Other accrued expenses                                         1,114         561

Debt (note 9)                                                 13,211      11,162

Deferred income taxes (note 14)                                4,584       3,509

Other liabilities                                                195         160
                                                            --------    --------

      Total liabilities                                       19,898      16,024
                                                            --------    --------

Minority interests in equity
   of consolidated subsidiaries                                  651         429

Redeemable preferred stocks (note 10)                            478         168

Stockholders' equity (note 11):
      Series Preferred Stock, $.01 par value                      --          --
      Class B 6% Cumulative Redeemable
         Exchangeable Junior Preferred Stock,
         $.01 par value                                           --          --
      Tele-Communications, Inc. Series A TCI
         Group common stock, $1 par value
         Authorized 1,750,000,000 shares;
         issued 672,211,009 in 1995                              672          --
      Tele-Communications, Inc. Series B TCI
         Group common stock, $1 par value
         Authorized 150,000,000 shares;
         issued 84,691,554 in 1995                                85          --
      Tele-Communications, Inc. Series A Liberty
         Media Group common stock, $1 par value
         Authorized 750,000,000 shares;
         issued 142,896,264 in 1995                              143          --
      Tele-Communications, Inc. Series B Liberty
         Media Group common stock, $1 par value
         Authorized 75,000,000 shares;
         issued 21,196,868 in 1995                                21          --
      Class A common stock, $1 par value
         Issued 576,979,498 shares in 1994                        --         577
      Class B common stock, $1 par value
         Issued 89,287,429 shares in 1994                         --          89
      Additional paid-in capital                               4,068       2,791
      Cumulative foreign currency
         translation adjustment, net of taxes                     (9)         (4)
      Unrealized holding gains for
         available-for-sale securities, net of taxes             338          94
      Accumulated deficit                                       (454)       (282)
                                                            --------    --------
                                                               4,864       3,265
      Treasury stock, at cost (100,524,364 shares of
         Series A TCI Group common stock in 1995; and
         86,030,992 shares of Class A common
         stock and 4,172,629 shares of Class B
         common stock in 1994)                                  (314)       (610)
                                                            --------    --------

            Total stockholders' equity                         4,550       2,655
                                                            --------    --------

Commitments and contingencies (note 15)

                                                            $ 25,577      19,276
                                                            ========    ========

*Restated - see notes 5 and 6.

See accompanying notes to consolidated financial statements.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                    Consolidated Statements of Operations

                 Years ended December 31, 1995, 1994 and 1993

                                                         1995       1994 *      1993 *
                                                       --------    --------    --------
                                                             amounts in millions,
                                                           except per share amounts
Revenue (note 16):
   From cable and programming services
      (notes 4 and 8)                                  $  5,832       4,454       4,153
   Net sales from electronic retailing services           1,019         482          --
                                                       --------    --------    --------
                                                          6,851       4,936       4,153
                                                       --------    --------    --------

Operating costs and expenses:
   Operating (note 4)                                     2,097       1,445       1,190
   Cost of sales from electronic retailing services         702         313          --
   Selling, general and administrative                    2,066       1,380       1,105
   Compensation relating to stock
      appreciation rights                                    55          --          31
   Adjustment to compensation relating to stock
      appreciation rights                                    --          (8)         --
   Restructuring charges                                     17          --          --
   Depreciation                                             899         700         622
   Amortization                                             473         318         289
                                                       --------    --------    --------
                                                          6,309       4,148       3,237
                                                       --------    --------    --------

         Operating income (note 16)                         542         788         916

Other income (expense):
   Interest expense                                      (1,010)       (785)       (731)
   Interest and dividend income                              52          36          34
   Share of earnings of Liberty Media Corporation
      ("Liberty") (note 4)                                   --         128           7
   Share of losses of other affiliates, net
      (notes 5 and 6)                                      (193)       (112)        (76)
   Gain on sale of subsidiary stock (note 13)               123          --          --
   Gain on sale of stock by equity investee (note 5)        165         161          --
   Gain (loss) on disposition of assets                      49         (10)         42
   Other, net                                               (19)        (24)        (28)
                                                       --------    --------    --------
                                                           (833)       (606)       (752)
                                                       --------    --------    --------

      Earnings (loss) before income taxes                  (291)        182         164

Income tax benefit (expense) (note 14)                      120        (120)       (169)
                                                       --------    --------    --------

      Net earnings (loss) (note 8)                         (171)         62          (5)

Dividend requirements on preferred stocks                   (34)         (8)         (2)
                                                       --------    --------    --------

      Net earnings (loss) attributable
         to common stockholders (note 8)               $   (205)         54          (7)
                                                       ========    ========    ========

Net earnings (loss) attributable to common
   stockholders (note 2):
      TCI Class A and Class B common stock             $    (71)         54          (7)
      TCI Group Series A and Series B common stock         (107)         --          --
      Liberty Media Group Series A and Series B
         common stock                                       (27)         --          --
                                                       --------    --------    --------
                                                       $   (205)         54          (7)
                                                       ========    ========    ========
Primary and fully diluted net earnings (loss)
   attributable to common stockholders per common
   and common equivalent share (notes 2 and 8):
      TCI Class A and Class B common stock             $   (.11)        .10        (.02)
      TCI Group Series A and Series B common stock     $   (.16)         --          --
      Liberty Media Group Series A and Series B
         common stock                                  $   (.16)         --          --

* Restated - see notes 5 and 6.

See accompanying notes to consolidated financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES


                Consolidated Statements of Stockholders' Equity

                  Years ended December 31, 1995, 1994 and 1993




                                                                                  Common Stock
                                                    ---------------------------------------------------------------------
                                           Class B           TCI                  TCI Group          Liberty Media Group
                                          Preferred   --------------------   --------------------    --------------------
                                            Stock     Class A    Class B     Series A    Series B    Series A    Series B
                                         -----------  --------   ---------   --------    --------    --------    --------
                                                                      amounts in millions
Balance at January 1, 1993*              $    --        462         48          --            --          --         --
   Net loss                                   --         --         --          --            --          --         --
   Issuance of common stock
      upon conversion of notes
      (note 9)                                --         20         --          --            --          --         --
   Issuance of common stock upon
      exercise of options                     --         --         --          --            --          --         --
   Dividends on redeemable
      preferred stocks                        --         --         --          --            --          --         --
   Foreign currency translation
      adjustment                              --         --         --          --            --          --         --
   Acquisition and retirement
      of common stock                         --         --         (1)         --            --          --         --
                                         -------    -------     ------     -------       -------     -------    -------


Balance at December 31, 1993             $    --        482         47          --            --         --          --
                                         -------    -------     ------     -------       -------     ------     -------
                                                                      Unrealized
                                                        Cumulative     holding        Note
                                                         foreign      gains for    receivable
                                         Additional      currency     available-      from
                                           paid-in     translation     for-sale      related     Accumulated      Treasury
                                           capital      adjustment   securities *    party         deficit *       stock
                                         -----------    ----------   ------------ ------------ ---------------   ----------
                                                               amounts in millions
Balance at January 1, 1993*                1,909          (19)             --           --          (339)          (333)
   Net loss                                   --           --              --           --            (5)            --
   Issuance of common stock
      upon conversion of notes
      (note 9)                               383           --              --           --            --             --
   Issuance of common stock upon
      exercise of options                      7           --              --           --            --             --
   Dividends on redeemable
      preferred stocks                        (2)          --              --           --            --             --
   Foreign currency translation
      adjustment                              --          (10)             --           --            --             --
   Acquisition and retirement
      of common stock                         (4)          --              --           --            --             --
                                         -------        -----       ---------       ------        ------        -------


Balance at December 31, 1993               2,293          (29)             --           --          (344)          (333)
                                         -------        -----       ---------       ------        ------        -------
                                              Total
                                          stockholders'
                                              equity *
                                         --------------
                                       amounts in millions
Balance at January 1, 1993*                    1,728
   Net loss                                       (5)
   Issuance of common stock
      upon conversion of notes
      (note 9)                                   403
   Issuance of common stock upon
      exercise of options                          7
   Dividends on redeemable
      preferred stocks                            (2)
   Foreign currency translation
      adjustment                                 (10)
   Acquisition and retirement
      of common stock                             (5)
                                             -------


Balance at December 31, 1993                   2,116
                                             -------

* Restated-see notes 5 and 6


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                  Years ended December 31, 1995, 1994 and 1993

                                                                                  Common Stock
                                                      -------------------------------------------------------------------
                                           Class B           TCI                   TCI Group         Liberty Media Group
                                          Preferred   --------------------   --------------------    --------------------
                                            Stock     Class A     Class B    Series A    Series B    Series A    Series B
                                         -----------  --------   ---------   --------    --------    --------    --------
                                                                       amounts in millions
Balance at December 31, 1993*           $    --         482         47          --          --         --          --
   Unrealized holding gains for
      available-for-sale securities
      as of January 1, 1994                  --          --         --          --          --         --          --
   Net earnings                              --          --         --          --          --         --          --
   Conversion of redeemable preferred
      stock (note 10)                        --           1         --          --          --         --          --
   Issuance of common stock upon
      conversion of notes (note 9)           --           3         --          --          --         --          --
   Issuance of common stock upon
      exercise of stock option               --          --         --          --          --         --          --
   Acquisition and retirement of
      common stock                           --          --         --          --          --         --          --
   Consummation of the TCI/Liberty
      Combination (note 4)                   --          85         42          --          --         --          --
   Accreted dividends on all classes of
      preferred stock                        --          --         --          --          --         --          --
   Accreted dividends on all classes of
      preferred stock not subject
      to mandatory redemption
      requirements                           --          --         --          --          --         --          --
   Foreign currency translation
      adjustment                             --          --         --          --          --         --          --
   Issuance of TCI Class A common
      stock to subsidiaries of TCI in
      Reorganization                         --          --         --          --          --         --          --
   Issuance of Class A common stock
      for investment                         --           6         --          --          --         --          --
   Repayment of note receivable from
      related party                          --          --         --          --          --         --          --
   Change  in  unrealized  holding  gains
      for available-for-sale securities      --          --         --          --          --         --          --
                                          -----     -------      -----        ----        ----       ----        ----

Balance at December 31, 1994               $ --         577         89          --          --         --          --
                                           ----     -------     ------      ------     -------     ------      ------
                                                                  Unrealized
                                                     Cumulative    holding        Note
                                                      foreign     gains for    receivable
                                        Additional    currency    available-      from                                   Total
                                          paid-in   translation    for-sale      related     Accumulated   Treasury  stockholders'
                                          capital    adjustment  securities *     party        deficit *    stock        equity *
                                        ----------   ----------  ------------  -----------   -----------   --------  -------------
                                                                            amounts in millions
Balance at December 31, 1993*             2,293        (29)        --                --         (344)       (333)      2,116
   Unrealized holding gains for
      available-for-sale securities
      as of January 1, 1994                  --         --        297                --           --          --         297
   Net earnings                              --         --         --                --           62          --          62
   Conversion of redeemable preferred
      stock (note 10)                        17         --         --                --           --          --          18
   Issuance of common stock upon
      conversion of notes (note 9)           --         --         --                --           --          --           3
   Issuance of common stock upon
      exercise of stock option                3         --         --                --           --          --           3
   Acquisition and retirement of
      common stock                           (2)        --         --                --           --          --          (2)
   Consummation of the TCI/Liberty
      Combination (note 4)                  383         --          4               (15)          --        (285)        214
   Accreted dividends on all classes of
      preferred stock                        (8)        --         --                --           --          --          (8)
   Accreted dividends on all classes of
      preferred stock not subject
      to mandatory redemption
      requirements                            4         --         --                --           --          --           4
   Foreign currency translation
      adjustment                             --         25         --                --           --          --          25
   Issuance of TCI Class A common
      stock to subsidiaries of TCI in
      Reorganization                        (23)        --         --                --           --          23          --
   Issuance of Class A common stock
      for investment                        124         --         --                --           --          --         130
   Repayment of note receivable from
      related party                          --         --         --                15           --         (15)         --
   Change  in  unrealized  holding  gain
      for available-for-sale securities      --         --       (207)               --           --          --        (207)
                                          -----      -----       ----             -----         -----       -----      -----

Balance at December 31, 1994              2,791         (4)        94                --         (282)       (610)      2,655
                                          -----      -----       ----             -----         -----       -----      -----

                                                                     (continued)
*Restated - see notes 5 and 6

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES


                 Consolidated Statement of Stockholders' Equity

                  Years ended December 31, 1995, 1994 and 1993


                                                                                              Common Stock
                                                      -------------------------------------------------------------------
                                           Class B           TCI                   TCI Group         Liberty Media Group
                                          Preferred   --------------------   --------------------    --------------------
                                            Stock     Class A    Class B     Series A    Series B    Series A    Series B
                                         -----------  --------   ---------   --------    --------    --------    --------
amounts in millions
Balance at December 31, 1994 *       $          --         577         89          --         --          --           --
  Net loss                                      --          --         --          --         --          --           --
  Issuance of common stock in
    public offering                             --          20         --          --         --          --           --
  Issuance of common stock in
    private offering                            --           1         --          --         --          --           --
  Issuance of common stock for
    acquisitions and investments
    (note 8)                                    --          59         --          --         --          --           --
  Issuance of Class A common
    stock to subsidiary of TCI in
    Reorganization                              --          --         --          --         --          --           --
  Issuance of Class A common stock to
    subsidiary in exchange for
    investment                                  --          --         --          --         --          --           --
  Retirement of Class A common
    stock previously held by subsidiary         --          --         --          --         --          --           --
  Exchange of common stock held by
    subsidiaries of TCI for Convertible
    Redeemable Participating Preferred
    Stock, Series F ("Series F
    Preferred Stock") (note 1)                  --         (86)        (4)         --         --          --           --
  Conversion of Series F Preferred
    Stock held by subsidiary for Series
    A TCI Group common stock                    --          --         --         101         --          --           --
  Distribution of Series A and
    Series B Liberty Media Group
    common stock to TCI common
    stockholders (note 1)                       --          --         --          --         --         143           21
  Costs associated with Distribution
    to stockholders                             --          --         --          --         --          --           --
  Redesignation of TCI common stock
    into Series A and Series B TCI
    Group common stock (note 1)                 --        (571)       (85)        571         85          --           --
  Accreted dividends on all classes of
    preferred stock                             --          --         --          --         --          --           --
  Accreted dividends on all classes of
    preferred stock not subject to
    mandatory redemption
    requirements                                --          --         --          --         --          --           --
  Payment of preferred stock dividends          --          --         --          --         --          --           --
  Issuance of common stock
    by subsidiary (note 13)                     --          --         --          --         --          --           --
  Foreign currency translation
    adjustment                                  --          --         --          --         --          --           --
  Change in unrealized holding gains
    for available-for-sale securities           --          --         --          --         --          --           --
  Adjustment to reflect elimination of
    reporting delay with respect to
    certain foreign subsidiaries (note 2)       --          --          --         --         --          --           --
                                          --------   ---------    --------     ------   --------   ---------    ---------
Balance at December 31, 1995              $     --          --          --        672         85         143           21
                                          ========   =========    ========     ======   ========   =========    =========
                                                                     Unrealized
                                                       Cumulative     holding        Note
                                                        foreign      gains for    receivable
                                        Additional      currency     available-      from                                  Total
                                          paid-in     translation     for-sale      related   Accumulated   Treasury   stockholders'
                                          capital      adjustment   securities *     party      deficit *    stock        equity *
                                        ----------     ----------   ------------  ----------- -----------   --------   -------------
amounts in millions
Balance at December 31, 1994 *                2,791             (4)           94          --         (282)      (610)         2,655
  Net loss                                       --             --            --          --         (171)        --           (171)
  Issuance of common stock in
    public offering                             381             --            --          --           --         --            401
  Issuance of common stock in
    private offering                             29             --            --          --           --         --             30
  Issuance of common stock for
    acquisitions and investments
    (note 8)                                  1,329             --            --          --           --         --          1,388
  Issuance of Class A common
    stock to subsidiary of TCI in
    Reorganization                               (6)            --            --          --           --          6             --
  Issuance of Class A common stock to
    subsidiary in exchange for
    investment                                   (1)            --            --          --           --          1             --
  Retirement of Class A common
    stock previously held by subsidiary          29             --            --          --           --        (29)            --
  Exchange of common stock held by
    subsidiaries of TCI for Convertible
    Redeemable Participating Preferred
    Stock, Series F ("Series F
    Preferred Stock") (note 1)                 (542)            --            --          --           --        632             --
  Conversion of Series F Preferred
    Stock held by subsidiary for Series
    A TCI Group common stock                    213             --            --          --           --       (314)            --
  Distribution of Series A and
    Series B Liberty Media Group
    common stock to TCI common
    stockholders (note 1)                      (164)            --            --          --           --         --             --
  Costs associated with Distribution
    to stockholders                              (8)            --            --          --           --         --             (8)
  Redesignation of TCI common stock
    into Series A and Series B TCI
    Group common stock (note 1)                  --             --            --          --           --         --             --
  Accreted dividends on all classes of
    preferred stock                             (34)            --            --          --           --         --            (34)
  Accreted dividends on all classes of
    preferred stock not subject to
    mandatory redemption
    requirements                                 10             --            --          --           --         --             10
  Payment of preferred stock dividends          (10)            --            --          --           --         --            (10)
  Issuance of common stock
    by subsidiary (note 13)                      51             --            --          --           --         --             51
  Foreign currency translation
    adjustment                                   --             (5)           --          --           --         --             (5)
  Change in unrealized holding gains
    for available-for-sale securities            --             --           244          --           --         --            244
  Adjustment to reflect elimination of
    reporting delay with respect to
    certain foreign subsidiaries (note 2)        --             --            --          --           (1)        --             (1)
                                           --------       --------      --------    --------      --------   -------          -----

Balance at December 31, 1995                  4,068             (9)          338          --         (454)      (314)         4,550
                                           ========       ========      ========    ========      ========   =======          =====

*Restated - see notes 5 and 6

See accompanying notes to consolidated financial statements.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES


                     Consolidated Statements of Cash Flows

                  Years ended December 31, 1995, 1994 and 1993

                                                               1995       1994 *      1993 *
                                                             --------    --------    --------
                                                                    amounts in millions
                                                                       (see note 3)
Cash flows from operating activities:
   Net earnings (loss)                                       $   (171)         62          (5)
   Adjustments to reconcile net earnings (loss) to
      net cash provided by operating activities:
         Depreciation and amortization                          1,372       1,018         911
         Compensation relating to stock appreciation
            rights                                                 55          --          31
         Adjustment to compensation relating to stock
            appreciation rights                                    --          (8)         --
         Share of earnings of Liberty                              --        (128)         (7)
         Share of losses of other affiliates                      193         112          76
         Gain on sale of subsidiary stock                        (123)         --          --
         Gain on sale of stock by equity investee                (165)       (161)         --
         Deferred income tax expense (benefit)                   (153)         37         140
         Loss (gain) on disposition of assets                     (49)         10         (42)
         Other non cash charges (credits)                         (37)          5          48
         Changes in operating assets and liabilities,
            net of the effect of acquisitions:
               Change in receivables                              (70)         15         (32)
               Change in inventories                               16         (26)         --
               Change in prepaids                                 (86)        (97)         (4)
               Change in accrued interest                          45          13          63
               Change in other accruals and payables              132          56          68
         Net cash used in Flextech plc's operating
             activities during the month ended
             September 30, 1995 (note 2)                           (2)         --          --
                                                             --------    --------    --------
                 Net cash provided by operating activities        957         908       1,247
                                                             --------    --------    --------

Cash flows from investing activities:
   Cash paid for acquisitions                                    (477)       (358)       (158)
   Capital expended for property and equipment                 (1,782)     (1,264)       (947)
   Cash proceeds from disposition of assets                       166          39         149
   Additional investments in and
      loans to affiliates and others                           (1,134)       (445)       (361)
   Repayment of loans by affiliates and others                     18         148          62
   Other investing activities                                     (84)        (15)         89
   Net cash used in Flextech plc's investing activities
      during the month ended September 30, 1995 (note 2)          (51)         --          --
                                                             --------    --------    --------
                  Net cash used in investing activities        (3,344)     (1,895)     (1,166)
                                                             --------    --------    --------

Cash flows from financing activities:
   Borrowings of debt                                           8,152       4,676       6,305
   Repayments of debt                                          (6,567)     (3,607)     (6,321)
   Proceeds from sale of subsidiary stock                         445          --          --
   Issuances of common stock                                      431           1           6
   Preferred stock dividends of subsidiaries                       (6)         (6)         (6)
   Preferred stock dividends                                      (24)         (4)         (2)
   Costs associated with Distributor to Stockholders               (8)         --          --
   Repurchases of preferred stock                                  --          --         (92)
   Repurchases of common stock                                     --          --          (4)
   Net cash used in Flextech plc's financing activities
       during the month ended September 30, 1995 (note 2)           8          --          --
                                                             --------    --------    --------

                  Net cash provided (used) by financing
                     activities                                 2,431       1,060        (114)
                                                             --------    --------    --------

                  Net increase (decrease) in cash                  44          73         (33)

                  Cash at beginning of year                        74           1          34
                                                             --------    --------    --------

                  Cash at end of year                        $    118          74           1
                                                             ========    ========    ========

* Restated - see notes 5 and 6.

See accompanying notes to consolidated financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



                        December 31, 1995, 1994 and 1993

(1)      Organization

         Principles of Consolidation

         The accompanying consolidated financial statements include the accounts of Tele-Communications, Inc. and those of all majority-owned subsidiaries ("TCI" or the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         Reorganization

         During the fourth quarter of 1994, the Company was reorganized (the "Reorganization") based upon four lines of business: Domestic Cable and Communications (the "Cable Unit"); Programming (the "Programming Unit"); International Cable and Programming ("TINTA"); and Technology/Venture Capital. Upon Reorganization, certain of the assets of the Cable and Programming Units were transferred to the other operating units. As consideration for such transfer of assets, TCI issued 317,112 shares of TCI Class A common stock and 246,402 shares of Redeemable Convertible Preferred Stock, Series E ("Series E Preferred Stock") (see note 10). Preferred stock of TCI which is owned by subsidiaries of TCI eliminates in consolidation. Common stock of the Company held by subsidiaries is treated as treasury stock in consolidation.

         Liberty Group Stock

         On August 3, 1995, the stockholders of TCI authorized the Board of Directors of TCI (the "Board") to issue a new class of stock ("Liberty Group Stock") which is intended to reflect the separate performance of TCI's business which produces and distributes cable television programming services ("Liberty Media Group"). While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to the Liberty Media Group (the "Distribution") to its security holders of record on August 4, 1995. Additionally, the stockholders of TCI approved the redesignation of the previously authorized TCI Class A and Class B common stock into Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock").

         Upon the Distribution of the Liberty Group Stock and subsequent to the redesignation of TCI Class A and Class B common stock into Series A and Series B TCI Group Stock, the TCI Group Stock is intended to reflect the separate performance of the subsidiaries and assets not attributed to Liberty Media Group, including (i) TCI's Cable and Communication unit, (ii) TINTA and (iii) TCI's Technology/Venture Capital unit. Such subsidiaries and assets are referred to as "TCI Group".

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense to TCI Group or to Liberty Media Group for purposes of preparing their combined financial statements, the change in the capital structure of TCI does not affect the ownership or the respective legal title to assets or responsibility for liabilities of TCI or any of its subsidiaries. TCI and its subsidiaries will each continue to be responsible for their respective liabilities. Holders of TCI Group Stock or Liberty Group Stock are holders of common stock of TCI and continue to be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities. The issuance of Liberty Group Stock did not affect the rights of creditors of TCI.

         Dividends on TCI Group Stock are payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to TCI Group, as defined. Determinations to pay dividends on TCI Group Stock will be based primarily upon the financial condition, results of operations and business requirements of TCI Group and TCI as a whole.

         Dividends on Liberty Group Stock are payable at the sole discretion of the Board out of the lesser of all assets of TCI legally available for dividends and the available dividend amount with respect to Liberty Media Group, as defined. Determinations to pay dividends on Liberty Group Stock will be based primarily upon the financial condition, results of operations and business requirements of Liberty Media Group and TCI as a whole.

         After the Distribution, existing preferred stock and debt securities of TCI that were convertible into or exchangeable for shares of TCI Class A common stock were, as a result of the operation of antidilution provisions, adjusted so that there will be delivered upon their conversion or exchange (in addition to the same number of shares of redesignated Series A TCI Group Stock as were theretofore issuable thereunder) the number of shares of Series A Liberty Group Stock that would have been issuable in the Distribution with respect to the TCI Class A common stock issuable upon conversion or exchange had such conversion or exchange occurred prior to the record date for the Distribution. Options to purchase TCI Class A common stock outstanding at the time of the Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Series A Liberty Group Stock which the holder would have been entitled to receive had the holder exercised such option to purchase TCI Class A common stock prior to the record date for the Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Series A Liberty Group Stock.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         A number of wholly-owned subsidiaries of the Company which are part of the TCI Group owned shares of Class A common stock and preferred stock of the Company ("Subsidiary Shares"). Because the Distribution of the Liberty Group Stock was made as a dividend to all holders of the Company's Class A common stock and Class B common stock and, pursuant to the anti-dilution provisions set forth therein, to the holders of securities convertible into Class A common stock and Class B common stock upon the conversion thereof, shares of Liberty Group Stock would have otherwise been issued and become issuable in respect of the Subsidiary Shares held by these subsidiaries and would have been attributed to TCI Group. The Liberty Group Stock issued in connection with the Distribution was intended to constitute 100% of the equity value thereof to the holders of the TCI Class A common stock and TCI Class B common stock and TCI Group did not initially have any interest in Liberty Media Group represented by any outstanding shares of Liberty Group Stock (an "Inter-Group Interest"). Therefore, the Company determined to exchange all of the outstanding Subsidiary Shares for shares of a new series of Series Preferred Stock designated Convertible Redeemable Participating Preferred Stock, Series F (the "Series F Preferred Stock"). See note 10. The rights, privileges and preferences of the Series F Preferred Stock did not entitle its holders to receive Liberty Group Stock in the Distribution or upon conversion of the Series F Preferred Stock.

(2)      Summary of Significant Accounting Policies

         Receivables

         Receivables are reflected net of an allowance for doubtful accounts. Such allowance at December 31, 1995 and 1994 was not material.

         Inventories, Net

         Merchandise inventories are valued at the lower of cost or market, cost being determined using the first-in, first-out method. Cost includes freight, certain warehousing costs and other allocable overhead. Market is determined on the basis of net realizable value, giving consideration to obsolescence and other factors. Inventories are presented net of an inventory carrying adjustment of $33 million and $19 million at December 31, 1995 and 1994, respectively.

         Program Rights

         Prepaid program rights are amortized on a film-by-film basis (or event-by-event basis for sports events) over the specific number of exhibitions. Committed film inventory and program rights payable are recorded at the estimated costs of the programs when the film is available for airing. These amounts are amortized on a film-by-film basis over the specific number of exhibitions.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Investments

         All marketable equity securities held by the Company are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on securities classified as available-for-sale are carried net of taxes as a separate component of stockholders' equity.

         Other investments in which the ownership interest is less than 20% and are not considered marketable securities are generally carried at cost. For those investments in affiliates in which the Company's voting interest is 20% to 50%, the equity method of accounting is generally used. Under this method, the investment, originally recorded at cost, is adjusted to recognize the Company's share of the net earnings or losses of the affiliates as they occur rather than as dividends or other distributions are received, limited to the extent of the Company's investment in, advances to and commitments for the investee. The Company's share of net earnings or losses of affiliates includes the amortization of the difference between the Company's investment and its share of the net assets of the investee. Recognition of gains on sales of properties to affiliates accounted for under the equity method is deferred in proportion to the Company's ownership interest in such affiliates.

         Changes in the Company's proportionate share of the underlying equity of a subsidiary or equity method investee, which result from the issuance of additional equity securities by such subsidiary or equity investee, generally are recognized as gains or losses in the Company's consolidated statements of operations.

         Long-Lived Assets

         (a)     Property and Equipment

                 Property and equipment is stated at cost, including acquisition costs allocated to tangible assets acquired. Construction costs, including interest during construction and applicable overhead, are capitalized. During 1995, 1994 and 1993, interest capitalized was not material.

                 Depreciation is computed on a straight-line basis using estimated useful lives of 3 to 15 years for distribution systems, 3 to 40 years for support equipment and buildings.

                 Repairs and maintenance are charged to operations, and renewals and additions are capitalized. At the time of ordinary retirements, sales or other dispositions of property, the original cost and cost of removal of such property are charged to accumulated depreciation, and salvage, if any, is credited thereto. Gains or losses are only recognized in connection with the sales of properties in their entirety.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         (b)     Franchise Costs

                 Franchise costs include the difference between the cost of acquiring cable television systems and amounts allocated to their tangible assets. Such amounts are generally amortized on a straight-line basis over 40 years. Costs incurred by the Company in obtaining franchises are being amortized on a straight-line basis over the life of the franchise, generally 10 to 20 years.

         In March of 1995, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("Statement No. 121"), effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and either the undiscounted future cash flows estimated to be generated by those assets or the fair market value are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company will adopt Statement No. 121 effective January 1, 1996. The effect of such adoption is not expected to be significant.

         Interest Rate Derivatives

         Amounts receivable or payable under derivative financial instruments used to manage interest rate risks arising from the Company's financial liabilities are recognized as interest expense. Gains and losses on early terminations of derivatives are included in the carrying amount of the related debt and amortized as yield adjustments over the remaining terms of the debt. The Company does not use such instruments for trading purposes.

         Minority Interests

         Recognition of minority interests' share of losses of consolidated subsidiaries is limited to the amount of such minority interests' allocable portion of the common equity of those consolidated subsidiaries. Further, the minority interests' share of losses is not recognized if the minority holders of common equity of consolidated subsidiaries have the right to cause the Company to repurchase such holders' common equity.

         Included in minority interests in equity of consolidated subsidiaries is $49 million and $50 million in 1995 and 1994, respectively, of preferred stocks (and accumulated dividends thereon) of certain subsidiaries. The current dividend requirements on these preferred stocks aggregate $6 million per annum and such dividend requirements are reflected as minority interests in the accompanying consolidated statements of operations.

         Subsequent to December 31, 1995, TCI Communications, Inc. ("TCIC"), a wholly-owned subsidiary of TCI, issued to the public 4.6 million shares of Cumulative Exchangeable Preferred Stock with an initial liquidation value of $230 million. Such issuance will be reflected as an increase in the Company's minority interest in equity of consolidated subsidiaries.
                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


         Trust Originated Preferred Securities(SM)

         Subsequent to December 31, 1995, TCI Communications Financing I (the "Trust"), an indirect wholly-owned subsidiary of the Company, issued $16 million in common securities and issued $500 million of 8.72% Trust Originated Preferred Securities(SM) (the "Preferred Securities" and together with the common securities, the "Trust Securities"). The Trust exists for the exclusive purposes of issuing Trust Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 8.72% Subordinated Deferrable Interest Notes due January 31, 2045 (the "Subordinated Debt Securities") of the Company. The Subordinated Debt Securities are unsecured obligations of the Company and are subordinate and junior in right of payment to certain other indebtedness of the Company. Upon redemption of such Subordinated Debt Securities, the Preferred Securities will be mandatorily redeemable. The Company effectively provides a full and unconditional guarantee of the Trust's obligations under the Preferred Securities. The Company will present the Preferred Securities as a separate line item in its balance sheet captioned "Company-obligated mandatorily redeemable preferred securities of subsidiary trust."

         Foreign Currency Translation

         All balance sheet accounts of foreign investments are translated at the current exchange rate as of the end of the accounting period. Statement of operations items are translated at average currency exchange rates. The resulting translation adjustment is recorded as a separate component of stockholders' equity.

         Net Sales from Electronic Retailing Services

         Revenue includes merchandise sales and shipping and handling revenue, and is reduced by incentive discounts and sales returns to arrive at
         net sales from home shopping services.   Revenue is recorded for
         credit card sales upon transaction authorization, and for check sales upon receipt of customer payment, which does not vary significantly from the time goods are shipped. The Company's sales policy allows merchandise to be returned at the customer's discretion, generally up to 30 days. An allowance for returned merchandise is provided based upon past experience.

         Stock Based Compensation

         Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123") was issued by the FASB in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. The Company will include the disclosures required by Statement No. 123 in the notes to future financial statements.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Earnings (Loss) Per Common and Common Equivalent Share

         (a)     TCI Class A and B Common Stock

                 Loss per common share attributable to common stockholders was computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding (648.2 million for the period from January 1, 1995 through the Distribution and 432.6 million for the year ended December 31, 1993). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

                 Primary earnings per common and common equivalent share attributable to common stockholders was computed by dividing net earnings attributable to common stockholders by the weighted average number of common and common equivalent shares outstanding (540.8 million for the year ended December 31, 1994).

                 Fully diluted earnings per common and common equivalent share attributable to common stockholders was computed by dividing earnings attributable to common stockholders by the weighted average number of common and common equivalent shares outstanding (540.8 million for the year ended December 31, 1994). Shares issuable upon conversion of the Convertible Preferred Stock, Series C ("Series C Preferred Stock") (see note 10) have not been included in the computation of weighted average shares because their effect would be anti-dilutive.

         (b)     TCI Group Stock

                 The loss attributable to common stockholders per common share for the period from the Distribution to December 31, 1995 was computed by dividing net loss attributable to TCI Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of TCI Group Stock during the period (656.4 million). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

         (c)     Liberty Group Stock

                 The loss per common share for the period from the Distribution to December 31, 1995 was computed by dividing net loss attributable to Liberty Media Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of Liberty Group Stock during the period (164.1 million). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Accounting for Foreign Subsidiaries

         Through the third quarter of 1995, the Company included certain of its foreign subsidiaries (Flextech plc ("Flextech") and Cablevision S.A. ("Cablevision")) in its financial statements on a one-month time delay. The Company eliminated such time delay from its December 31, 1995 financial statements. As a result, the Company's consolidated statements of operations for the year ended December 31, 1995 include
         (i) Cablevision's result of operations for the period from April 25, 1995 (the date Cablevision was acquired - see note 8) through December 31, 1995 and (ii) Flextech's results of operations for the period from December 1, 1994 through December 31, 1995 (exclusive of the one-month period ended September 30, 1995). The Company's consolidated statement of cash flows for the year ended December 31, 1995 includes the cash flows of Cablevision and Flextech for the same periods except that Flextech's cash flows for the one-month period ended September 30, 1995 are included therein on a summarized basis. In connection with the elimination of the above-described reporting delays, the Company (i) restated certain of its quarterly financial information in order to present Cablevision's 1995 results of operations on a current basis (see note 17) and (ii) charged Flextech's net loss for the one-month ended September 30, 1995 ($1 million) directly to the Company's accumulated deficit so that the Company's consolidated statement of operations for the year ended December 31, 1995 would not include more than 12 months of Flextech's operating results.

         Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Reclassification

         Certain amounts have been reclassified for comparability with the 1995 presentation.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


(3)      Supplemental Disclosures to Consolidated Statements of Cash Flows

         Cash paid for interest was $965 million, $758 million and $641 million for the years ended December 31, 1995, 1994 and 1993, respectively. Cash paid for income taxes was $65 million in 1995 and was not material in 1994 or 1993.

         Significant noncash investing and financing activities are as follows:

                                                                                   Years ended
                                                                                   December 31,
                                                                          -------------------------------
                                                                           1995        1994         1993
                                                                          ------      ------       ------
                                                                                amounts in millions
         Cash paid for acquisitions:
            Fair value of assets acquired                                $  3,571       1,921        172
            Liabilities assumed, net of current assets                       (445)       (648)        (7)
            Deferred tax liability recorded
               in acquisitions                                             (1,083)       (190)        (7)
            Minority interests in equity of
               acquired entities                                               49         (35)        --
            Note receivable from related party
               assumed                                                     (1,615)         15         --
            Common stock and preferred stock
               issued in acquisitions                                                    (808)        --
            Common stock issued to TCIC and
               Liberty in the TCI/Liberty Combination
               reflected as treasury stock (note 3)                            --         285         --
            Unrealized gains on available-for-sale
               securities of acquired entities                                 --        (182)        --
                                                                         --------    --------    -------

               Cash paid for acquisitions                                $    477         358        158
                                                                         ========    ========    =======

         Conversion of debt into additional minority
            interest in consolidated subsidiary                          $     14          --         --
                                                                         ========    ========    =======

         Assets contributed for interest in limited
            liability company                                            $      3          --         --
                                                                         ========    ========    =======

         Issuance of subsidiary stock for equity
            investment                                                   $     11          --         --
                                                                         ========    ========    =======

         Receipt of notes receivable upon
            disposition of Liberty common
            stock and preferred stock                                    $    --           --        182
                                                                         =======     ========    =======

         Noncash exchange of equity investment
            for consolidated subsidiary and
            equity investment                                            $    --           --         22
                                                                         =======     ========    =======

         Noncash capital contribution to
            equity investee                                              $    --           --         22
                                                                         =======     ========    =======

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(4)      Investment in Liberty Media Corporation

         As of January 27, 1994, TCI Communications, Inc. (formerly Tele-Communications, Inc. or "Old TCI") and Liberty entered into a definitive merger agreement to combine the two companies (the "TCI/Liberty Combination"). The transaction was consummated on August 4, 1994 and was structured as a tax free exchange of Class A and Class B shares of both companies and preferred stock of Liberty for like shares of a newly formed holding company, TCI/Liberty Holding Company. In connection with the TCI/Liberty Combination, Old TCI changed its name to TCI Communications, Inc. and TCI/Liberty Holding Company changed its name to Tele-Communications, Inc.

         Due to the significant economic interest held by TCIC through its ownership of Liberty preferred stock and Liberty common stock and other related party considerations, TCIC accounted for its investment in Liberty under the equity method. Accordingly, TCIC had not recognized any income relating to dividends, including preferred stock dividends, and TCIC recorded the earnings or losses generated by Liberty (by recognizing 100% of Liberty's earnings or losses before deducting preferred stock dividends) through the date the TCI/Liberty Combination was consummated.

         Summarized unaudited financial information of Liberty for the period from January 1, 1994 through August 4, 1994 and for the year ended December 31, 1993 is as follows:

                                                      1994      1993
                                                     ------    ------
                  Consolidated Operations           amounts in millions
                  -----------------------
                     Revenue                         $  790     1,153
                     Operating expenses                (726)   (1,105)
                     Depreciation and amortization      (32)      (49)
                                                     ------    ------

                        Operating income (loss)          32        (1)

                     Interest expense                   (22)      (31)
                     Other, net                         118        39
                                                     ------    ------

                        Net earnings                 $  128         7
                                                     ======    ======

         Prior to the TCI/Liberty Combination, TCIC purchased sports and other programming from certain subsidiaries of Liberty. Charges to TCIC (which were based upon customary rates charged to others) for such programming were $27 million and $44 million for the period from January 1, 1994 through August 4, 1994 and for the year ended December 31, 1993, respectively. Such amounts are included in operating expenses in the accompanying consolidated statements of operations. Certain subsidiaries of Liberty purchased from TCIC, at TCIC's cost plus an administrative fee, certain pay television and other programming. In addition, a consolidated subsidiary of Liberty paid a commission to TCIC for merchandise sales to customers who were subscribers of TCIC's cable systems. Aggregate commissions and charges for such programming were $9 million and $11 million for the period from January 1, 1994 through August 4, 1994 and for the year ended December 31, 1993, respectively. Such amounts are recorded in revenue in the accompanying consolidated statements of operations.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         On July 11, 1994, Rainbow Program Enterprise purchased 49.9% of Liberty's 50% general partnership interest in American Movie Classics Company ("AMC"). The gain recognized by Liberty in connection with the disposition of AMC was $183 million and is included in the Company's share of Liberty's earnings prior to the TCI/Liberty Combination.

(5)      Investments in Affiliates


         The Company has various investments accounted for under the equity method. Certain of the more significant investments held by the Company at December 31, 1995 were Sprint Spectrum, a partnership formed by the Company, Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and Sprint Corporation ("Sprint") (carrying value of $689 million) (see note 15), Teleport Communications Group, Inc. and TCG Partners (collectively, "TCG") (carrying value of $244 million), TeleWest plc ("New TeleWest") (carrying value of $550 million) and Discovery Communications, Inc. (carrying value of $117 million).


         Summarized unaudited financial information for affiliates other than Liberty is as follows:

                                                                                       December 31,
                                                                                       ------------
                                                                                  1995             1994
                                                                                  ----             ----
                  Combined Financial Position                                      amounts in millions
                  ---------------------------
                     Property and equipment, net                                 $ 3,863           2,450
                     Franchise costs, net                                          1,204             579
                     Other assets, net                                             5,347           3,050
                                                                                 -------           -----

                        Total assets                                             $10,414           6,079
                                                                                 =======           =====

                     Debt                                                        $ 5,336           2,333
                     Due to (from) TCI                                                45              (2)
                     Other liabilities                                             1,713           1,195
                     Owners' equity                                                3,320           2,553
                                                                                 -------           -----

                        Total liabilities and equity                             $10,414           6,079
                                                                                 =======           =====

                                                                        Years ended December 31,
                                                                        ------------------------
                                                                 1995             1994             1993
                                                                 ----             ----             ----
                  Combined Operations                                      amounts in millions
                  -------------------
                     Revenue                                   $  4,461            2,703             713
                     Operating expenses                          (3,807)          (2,405)           (648)
                     Depreciation and
                        amortization                               (532)            (297)           (127)
                                                               --------         --------          ------

                        Operating income (loss)                     122                1             (62)

                     Interest expense                              (337)            (100)            (37)
                     Other, net                                    (123)              24              98
                                                               --------         --------          ------

                        Net loss                               $   (338)             (75)             (1)
                                                               ========         ========          ======


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         In August 1995, the Company made an additional $29 million investment in Courtroom Television Network ("Court") which represented the Company's pro rata share of capital calls made in prior years by the other partners of Court that the Company had no obligation to fund. Due to the additional investment in Court, which restored its 33% ownership interest, the Company's share of losses of Court for the year ended December 31, 1995 includes $18 million of previously unrecognized losses of Court. These losses were not recognized in prior periods due to the fact that the Company's investment in Court had been reduced to zero.

         During 1995, BET Holdings, Inc. ("BET") repurchased a portion of its common stock. As a result of the repurchase, the Company's ownership of BET was increased from 19% to 22%. Therefore, the Company is deemed to exercise significant influence over BET and, accordingly, has adopted the equity method of accounting for its investment in BET. As a result, the Company restated its financial statements, which resulted in a decrease to its investment in BET, its unrealized holding gains on available-for-sale securities, its deferred taxes and accumulated deficit of $44 million, $32 million, $18 million and $6 million, respectively, at December 31, 1994. In addition, the Company increased its net earnings by $2 million for each of 1994 and 1993.

         At December 31, 1995, the Company had an effective ownership interest of approximately 27% in New TeleWest, a company that is currently operating and constructing cable television and telephone systems in the United Kingdom ("UK"). New TeleWest was formed on October 3, 1995 upon the merger (the "TeleWest Merger") of TeleWest Communications plc ("TeleWest Communications") with SBC (CableComms) (UK). Prior to the TeleWest Merger, the Company had an effective ownership interest of approximately 36% in TeleWest Communications. As a result of the TeleWest Merger, the Company recognized a gain of approximately $165 million (before deducting deferred income taxes of $58 million), which gain represents the difference between the Company's recorded cost for TeleWest Communications and the Company's 27% effective proportionate share of New TeleWest's net assets.

         New TeleWest contributed $70 million, $43 million and $28 million of the Company's share of its affiliates' losses during the years ended December 31, 1995, 1994 and 1993, respectively. In addition, the Company has other less significant equity method investments in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries.
         In the aggregate, such other equity method investments had a carrying value of $354 million at December 31, 1995 and accounted for $62 million of the Company's share of its affiliates' losses in 1995.

         As a result of TeleWest Communications' November 1994 initial public offering and the associated dilution of the Company's ownership interest of TeleWest Communications, the Company recognized a gain amounting to $161 million (before deducting the related tax expense of $57 million).

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Certain of the Company's affiliates are general partnerships and any subsidiary of the Company that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts (other than non-recourse debts) of that partnership in the event liabilities of that partnership were to exceed its assets.

(6)      Investment in QVC, Inc.

         Effective February 9, 1995 and pursuant to an Agreement and Plan of Merger, QVC Programming Holdings, Inc. (the "Purchaser"), a corporation which is jointly owned by Comcast and the Company, merged (the "QVC Merger") with and into QVC, Inc. ("QVC") with QVC continuing as the surviving corporation. The Company owns an approximate 43% interest of the post-merger QVC.

         Liberty began accounting for its investment in QVC under the cost method in May 1994, upon its determination to remain outside of the previous QVC stockholders agreement. Prior to such determination, Liberty had accounted for its investment in QVC under the equity method.

         Upon consummation of the QVC Merger, the Company was deemed to exercise significant influence over QVC and, as such, adopted the equity method of accounting for its investment in QVC. As a result, TCI restated its financial statements, which resulted in a decrease to its investment in QVC, its unrealized gain from available-for-sale securities, its deferred tax liability and accumulated deficit by $211 million, $127 million, $89 million and $5 million, respectively, at December 31, 1994. In addition, the restatement resulted in an increase in the Company's share of earnings of Liberty and share of losses of other affiliates by $1 million and $7 million, respectively, for the year ended December 31, 1994.

         A credit facility entered into by the Purchaser is secured by the common stock of certain subsidiaries of QVC and by certain of QVC's carriage and distribution agreements. In addition, Comcast and the Company have pledged their shares of QVC pursuant to such credit facility.


(7)      Investment in Turner Broadcasting System, Inc.

         The Company owns shares of TBS common stock and shares of a class of preferred stock of TBS which have voting rights and are convertible into shares of TBS common stock. The holders of those preferred shares, as a group, are entitled to elect seven of fifteen members of the board of directors of TBS, and the Company appoints three such representatives. However, voting control over TBS continues to be
         held by its chairman of the    board and chief executive officer.  The
         Company's total holdings of TBS common and preferred stocks represent an approximate 7.5% voting interest for those matters for which preferred and common stock vote as a single class.

         At December 31, 1995 and 1994, the Company's investment in TBS common stock had an aggregate market value of $777 million and $487 million, respectively (including unrealized holding gains of $451 million and $169 million, respectively).

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         At December 31, 1995 and 1994, the Company's investment in TBS preferred stock, carried at cost, had an aggregate market value of $927 million and $579 million, respectively, based upon the market value of the common stock into which it is convertible. Such market value exceeded cost by $749 million and $406 million, respectively, for such periods.

         On September 22, 1995, the boards of directors of Time Warner Inc. ("Time Warner") and TBS approved plans to merge their respective companies (the "TBS/Time Warner Merger"). Under the terms of the agreement, TBS shareholders will receive 0.75 of a Time Warner common share for each TBS Class A and Class B common share. Each holder of TBS Class C preferred stock will receive 0.80 of a Time Warner common share for each of the 6 shares of TBS Class B common stock into which each of the shares of Class C preferred stock may be converted.

         Subject to certain conditions, the Company has agreed to vote its TBS shares for the TBS/Time Warner Merger. The Time Warner shares of common stock received by the Company will be exchanged immediately for a series of voting common stock ("Time Warner Series Common Stock") economically equivalent to the common stock and placed in a voting trust with Time Warner Chairman, Gerald M. Levin, as the trustee.


         In connection with the TBS/Time Warner Merger, TBS has agreed to sell its interest in SportSouth Network, L.P., a regional sports cable network, to the Company for approximately $60 million; and Time Warner has agreed to issue 5 million shares of Time Warner common stock to the Company in exchange for a 6-year option to purchase Southern Satellite Systems, Inc. ("Southern"). Time Warner has also agreed to issue additional shares of Time Warner Series Common Stock to the Company having a market value of $160 million in the event Time Warner exercises such option. Any shares of Time Warner common stock issuable in connection with the Southern option will be exchanged for Time Warner Preferred Stock. Additionally, Time Warner will grant the Company an option to purchase Time Warner's interest in Sunshine Network, a Florida based sports cable network, for $14 million.

         The transaction is subject to, among other things, approval by the Federal Communications Commission ("FCC") and regulatory review by federal antitrust authorities, and approval by the shareholders of TBS and Time Warner. It is expected to be completed in 1996.


(8)      Acquisitions

         As of January 26, 1995, TCI, TCIC and TeleCable Corporation ("TeleCable") consummated a transaction, whereby TeleCable was merged into TCIC. The aggregate $1.6 billion purchase price was satisfied by TCIC's assumption of approximately $300 million of TeleCable's net liabilities and the issuance to TeleCable's shareholders of approximately 42 million shares of TCI Class A common stock and 1 million shares of TCI Convertible Preferred Stock, Series D (the "Series D Preferred Stock") with an aggregate initial liquidation value of $300 million (see note 10).

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         On April 25, 1995, TINTA acquired a 51% ownership interest in Cablevision for a purchase price of $282 million, before liabilities liabilities assumed. The purchase price was paid with cash consideration of $195 million and TINTA's issuance of $87 million principal amount of secured negotiable promissory notes payable (the "Cablevision Notes") to the selling shareholders. TINTA has an option during the two-year period ended April 25, 1997 to increase its ownership interest in Cablevision up to 80% at a cost per subscriber similar to the initial purchase price, adjusted however for certain fluctuations in applicable foreign currency exchange rates.

         The acquisitions of TeleCable and Cablevision were accounted for by the purchase method. Accordingly, the results of operations of such acquired entities have been consolidated with those of the Company since the respective dates of acquisition. On a pro forma basis, the Company's revenue would have been increased by $77 million, and the Company's net loss, net loss attributable to common stockholders and net loss per share would have been decreased by $13 million, $12 million and $.02, respectively, for the year ended December 31, 1995; and revenue, net earnings, net earnings attributable to common stockholders and net earnings per share would have increased by $441 million, $17 million, less than $1 million and less than $0.01, respectively, for 1994 had such acquired entities been consolidated with the Company on January 1, 1994. The foregoing unaudited pro forma financial information was based upon historical results of operations adjusted for acquisition costs and, in the opinion of management, is not necessarily indicative of the results had the Company operated the acquired entities since January 1, 1994.

         Effective January 26, 1995, TCI purchased from Comcast the 19.9% minority interest in Heritage Communications, Inc. owned by Comcast for aggregate consideration of approximately $290 million, the majority of which was paid in shares of TCI Class A common stock.


(9)      Debt

         Debt is summarized as follows:

                                                      Weighted average                 December 31,
                                                      interest rate at                 ------------
                                                     December 31, 1995             1995             1994
                                                     -----------------             ----             ----
                                                                                    amounts in millions
          Debt of subsidiaries:
             Senior notes                                   8.5%                 $  6,713            5,412
             Bank credit facilities                         6.9%                    3,712            4,045
             Commercial paper                               6.4%                    1,469              445
             Notes payable                                 10.2%                      934            1,024
             Convertible notes (a)                          9.5%                       45               45
             Cablevision Notes (b)                         10.0%                       65               --
             Other debt                                                               273              191
                                                                                  -------           ------

                                                                                  $13,211           11,162
                                                                                  =======           ======

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         (a) These convertible notes, which are stated net of unamortized discount of $186 million at December 31, 1995 and 1994, mature on December 18, 2021. The notes require (so long as conversion of the notes has not occurred) an annual interest payment through 2003 equal to 1.85% of the face amount of the notes. During the years ended December 31, 1995, 1994 and 1993, certain of these notes were converted into 3,416 shares, 2,350,000 shares and 819,000 shares of TCI Class A common stock, respectively. At December 31, 1995, the notes were convertible, at the option of the holders, into an aggregate of 38,707,574 shares of Series A TCI Group Stock and 9,676,893 shares of Series A Liberty Group Stock.


         (b) The Cablevision Notes are secured by TINTA's pledge of stock representing its 51% interest in Cablevision.

         The bank credit facilities and various other debt instruments of the Company's subsidiaries generally contain restrictive covenants which require, among other things, the maintenance of certain earnings, specified cash flow and financial ratios (primarily the ratios of cash flow to total debt and cash flow to debt service, as defined), and include certain limitations on indebtedness, investments, guarantees, dispositions, stock repurchases and/or dividend payments.

         As security for borrowings under one of its bank credit facilities, the Company has pledged 100,524,364 shares of Series A TCI Group Stock held by a subsidiary of the Company. As security for borrowings under another of its credit facilities, TCI has pledged a portion of its TBS common stock (with a quoted market value of $760 million at December 31, 1995).

         In order to achieve the desired balance between variable and fixed rate indebtedness, the Company has entered into various interest rate exchange agreements pursuant to which it pays (i) fixed interest rates (the "Fixed Rate Agreements") ranging from 6.1% to 9.9% on notional amounts of $602 million at December 31, 1995 and (ii) variable interest rates (the "Variable Rate Agreements") on notional amounts of $2,520 million at December 31, 1995. During the years ended December 31, 1995, 1994 and 1993, the Company's net payments pursuant to the Fixed Rate Agreements were $13 million, $26 million and $38 million, respectively; and the Company's net receipts (payments) pursuant to the Variable Rate Agreements were (less than $1 million), $36 million and $31 million, respectively. After giving effect to the Company's interest rate exchange agreements, approximately 45% of the Company's indebtedness bears interest at fixed rates.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The Company's Fixed Rate Agreements and Variable Rate Agreements expire as follows (amounts in millions, except percentages):

                        Fixed Rate Agreements                            Variable Rate Agreements
                        ---------------------                            ------------------------
                Expiration        Interest Rate   Notional       Expiration        Interest Rate     Notional
                   Date            To Be Paid      Amount           Date          To Be Received      Amount
              --------------      -------------    ------      --------------     --------------      ------
          April 1996            9.9%             $  30      April 1996          6.8%               $      50
          May 1996              8.3%                50      July 1996           8.2%                      10
          June 1996             6.1%                42      August 1996         8.2%                      10
          July 1996             8.2%                10      September 1996      4.6%                     150
          August 1996           8.2%                10      April 1997          7.0%                     200
          November 1996         8.9%               150      September 1998  4.8%-5.2%                    300
          October 1997     7.2%-9.3%                80      April 1999          7.4%                     100
          December 1997         8.7%               230      September 1999  7.2%-7.4%                    300
                                                  ----
                                                            February 2000   5.8%-6.6%                    650
                                                  $602      March 2000      5.8%-6.0%                    675
                                                  ====
                                                            September 2000      5.1%                      75
                                                                                                     -------

                                                                                                     $ 2,520
                                                                                                     =======



         The Company is exposed to credit losses for the periodic settlements of amounts due under these interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, the Company does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

         The fair value of the interest rate exchange agreements is the estimated amount that the Company would pay or receive to terminate the agreements at December 31, 1995, taking into consideration current interest rates and assuming the current creditworthiness of the counterparties. The Company would be required to pay an estimated $25 million at December 31, 1995 to terminate the agreements.

         The fair value of the debt of the Company's subsidiaries is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The fair value of debt, which has a carrying value of $13,211 million, was $13,804 million at December 31, 1995.

         Certain of TCI's subsidiaries are required to maintain unused availability under bank credit facilities to the extent of outstanding commercial paper. Also, certain of TCI's subsidiaries pay fees ranging from 1/4% to 1/2% per annum on the average unborrowed portion of the total amount available for borrowings under bank credit facilities.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Annual maturities of debt for each of the next five years are as follows (amounts in millions):


                 1996                 $3,494*
                 1997                    745
                 1998                    846
                 1999                    804
                 2000                    920

                 * Includes $1,469 million of commercial paper.

 (10)    Redeemable Preferred Stocks

         4-1/2% Convertible Preferred Stock. The 4-1/2% Convertible Preferred Stock was stated at its redemption value of $3,000 per share, and each share was convertible into 204 shares of TCI Class A common stock. In February of 1994, all of the shares of such convertible preferred stock were tendered to the Company for conversion and, on March 3, 1994, 1,265,004 shares of TCI Class A common stock were issued to the holders of such preferred stock.

         Convertible Preferred Stock, Series C. TCI has issued 70,575 shares of a series of TCI Series Preferred Stock designated "Convertible Preferred Stock, Series C," par value $.01 per share, as partial consideration for an acquisition by TCI .


         Each share of Series C Preferred Stock is convertible, at the option of the holders, into 100 shares of Series A TCI Group Stock and 25 shares of Series A Liberty Group stock, subject to anti-dilution adjustments. The dividend, liquidation and redemption features of the Series C Preferred Stock will be determined by reference to the liquidation value of the Series C Preferred Stock, which as of any date of determination is equal, on a per share basis, to the sum of
         (i) $2,375, plus (ii) all dividends accrued on such share through the dividend payment date on or immediately preceding such date of determination to the extent not paid on or before such date, plus
         (iii), for purposes of determining liquidation and redemption payments, all unpaid dividends accrued on the sum of clauses (i) and
         (ii) above, to such date of determination.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Subject to the prior preferences and other rights of any class or series of TCI preferred stock ranking pari passu with the Series C Preferred Stock, the holders of Series C Preferred Stock are entitled to receive and, subject to any prohibition or restriction contained in any instrument evidencing indebtedness of TCI, TCI is obligated to pay preferential cumulative cash dividends out of funds legally available therefor. Dividends accrue cumulatively at an annual rate of 5-1/2% of the liquidation value per share, whether or not such dividends are declared or funds are legally or contractually available for payment of dividends, except that if TCI fails to redeem shares of Series C Preferred Stock required to be redeemed on a redemption date, dividends will thereafter accrue cumulatively at an annual rate of 15% of the liquidation value per share. Accrued dividends are payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing on the first dividend payment date after the issuance of the Series C Preferred Stock. Dividends not paid on any dividend payment date will be added to the liquidation value on such date and remain a part thereof until such dividends and all dividends accrued thereon are paid in full. Dividends accrue on unpaid dividends at the rate of 5-1/2% per annum, unless such dividends remain unpaid for two consecutive quarters in which event such rate will increase to 15% per annum. The Series C Preferred Stock ranks prior to the Series A TCI Group Stock, Series A Liberty Group Stock and Class B Preferred Stock and pari passu with the Series F Preferred Stock with respect to the declaration and payment of dividends.

         Upon the dissolution, liquidation or winding up of TCI, holders of the Series C Preferred Stock will be entitled to receive from the assets of TCI available for distribution to stockholders an amount in cash, per share, equal to the liquidation value. The Series C Preferred Stock will rank prior to the TCI common stock and Class B Preferred Stock and pari passu with the Series F Preferred Stock as to any such distributions.

         The Series C Preferred Stock is subject to optional redemption at any time after the seventh anniversary of its issuance, in whole or in part, by TCI at a redemption price, per share, equal to the then liquidation value of the Series C Preferred Stock. Subject to the rights of any other class or series of the Company's preferred stock ranking pari passu with the Series C Preferred Stock, the Series C Preferred Stock is required to be redeemed by the Company at any time after such seventh anniversary at the option of the holder, in whole or in part (provided that the aggregate liquidation value of the shares to be redeemed is in excess of $1 million), in each case at a redemption price, per share, equal to the liquidation value.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         For so long as any dividends are in arrears on the Series C Preferred Stock or any class or series of TCI preferred stock ranking pari passu with the Series C Preferred Stock and until all dividends accrued up to the immediately preceding dividend payment date on the Series C Preferred Stock and such parity stock shall have been paid or declared and set apart so as to be available for payment in full thereof and for no other purpose, TCI may not redeem or otherwise acquire any shares of Series C Preferred Stock, any such parity stock or any class or series of its preferred stock ranking junior (including the TCI common stock and the Series C Preferred Stock) unless all then outstanding shares of Series C Preferred Stock and such parity stock are redeemed. If TCI fails to redeem shares of Series C Preferred Stock required to be redeemed on a redemption date, and until all such shares are redeemed in full, TCI may not redeem any such parity stock or junior stock, or otherwise acquire any shares of such stock or Series C Preferred Stock. Nothing contained in the two immediately preceding sentences shall prevent TCI from acquiring (i) shares of Series C Preferred Stock and any such parity stock pursuant to a purchase or exchange offer made to holders of all outstanding shares of Series C Preferred Stock and such parity stock, if (a) as to holders of all outstanding shares of Series C Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (b) as to holders for all outstanding shares of a particular series or class of parity stock, the terms of the purchase or exchange offer for all such shares are identical and (c) as among holders of all outstanding shares of Series C Preferred Stock and parity stock, the terms of each purchase or exchange offer are substantially identical relative to the respective liquidation prices of the shares of Series C Preferred Stock and each series or class of such parity stock, or (ii) shares of Series C Preferred Stock, parity stock or junior stock in exchange for, or through the application of the proceeds of the sale of, shares of junior stock.

         The Series C Preferred Stock is subject to restrictions on transfer although it has certain customary registration rights with respect to the underlying shares of TCI Group and Liberty Group Stock. The Series C Preferred Stock may vote on all matters submitted to a vote of the holders of the TCI common stock, has one vote for each share of TCI Group and Liberty Group Stock into which the shares of Series C Preferred Stock are converted for such purpose, and may vote as a single class with the TCI common stock. The Series C Preferred Stock has no other voting rights except as required by the Delaware General Corporation Law ("DGCL") and except that the consent of the holders of record of shares representing at least two-thirds of the liquidation value of the outstanding shares of the Series C Preferred Stock is necessary to (i) amend the designation, rights, preferences and limitations of the Series C Preferred Stock as set forth in the TCI Charter and (ii) to create or designate any class or series of TCI preferred stock that would rank prior to the Series C Preferred Stock.

         Convertible Preferred Stock, Series D. The Company issued 1,000,000 shares of a series of TCI Series Preferred Stock designated "Convertible Preferred Stock, Series D, par value $.01 per share, as partial consideration for the merger between TCIC and TeleCable (see note 8).
                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the Board out of unrestricted funds legally available therefor, cumulative dividends, in preference to dividends on any stock that ranks junior to the Series D Preferred Stock (currently the TCI Group Stock, the Liberty Group Stock and the Class B Preferred Stock), that shall accrue on each share of Series D Preferred stock at the rate of 5-1/2% per annum of the liquidation value ($300 per share). Dividends are cumulative, and in the event that dividends are not paid in full on two consecutive dividend payment dates or in the event that TCI fails to effect any required redemption of Series D Preferred Stock, accrue at the rate of 10% per annum of the liquidation value. The Series D Preferred Stock ranks on parity with the Series C Preferred Stock and the Series F Preferred Stock.

         Prior to the Distribution, 431 shares of Series D Preferred Stock were converted into 4,310 shares of TCI Class A common stock. Subsequent to the Distribution, each share of Series D Preferred Stock is convertible into 10 shares of Series A TCI Group Stock and 2.5 shares of Series A Liberty Group Stock, subject to adjustment upon certain events specified in the certificate of designation establishing Series D Preferred Stock. To the extent any cash dividends are not paid on any dividend payment date, the amount of such dividends will be deemed converted into shares of TCI common stock at a conversion rate equal to 95% of the then current market price of common stock, and upon issuance of common stock to holders of Series D Preferred Stock in respect of such deemed conversion, such dividend will be deemed paid for all purposes. See note 1.

         Shares of Series D Preferred Stock are redeemable for cash at the option of the holder at any time after the tenth anniversary of the issue date at a price equal to the liquidation value in effect as of the date of the redemption. Shares of Series D Preferred Stock may also be redeemed for cash at the option of TCI after the fifth anniversary of the issue date at such redemption price or after the third anniversary of the issue date if the market value per share exceeds certain defined levels for periods specified in the certificate of designation.

         If TCI fails to effect any required redemption of Series D Preferred Stock, the holders thereof will have the option to convert their shares of Series D Preferred Stock into common stock at a conversion rate of 95% of the then current market value of common stock, provided that such option may not be exercised unless the failure to redeem continues for more than a year.

         Except as required by law, holders of Series D Preferred Stock are not entitled to vote on any matters submitted to a vote of the stockholders of TCI.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Convertible Redeemable Participating Preferred Stock, Series F. Immediately prior to the record date for the Distribution, the Company caused each of its subsidiaries holding Subsidiary Shares to exchange such shares for shares of Series F Preferred Stock having an aggregate value of not less than that of the Subsidiary Shares so exchanged.
         The Company is authorized to issue 500,000 shares of Series F Preferred Stock, par value $.01 per share. Subsidiaries of TCI hold all the issued and outstanding shares. Subsidiaries of TCI exchanged all of the Subsidiary Shares for 355,141 shares of Series F Preferred Stock. Subsequent to such exchange, a holder of 78,077 shares of Series F Preferred Stock converted its holdings into 100,524,364 shares of Series A TCI Group Stock. Such shares of Series A TCI Group Stock are reflected as treasury stock in the accompanying consolidated financial statements. Such preferred stock of TCI eliminates in consolidation.

         Each share of Series F Preferred Stock was convertible into 1,000 shares of Series A TCI Group Stock, subject to anti-dilution adjustments, at the option of the holder at any time. The anti-dilution provisions of the Series F Preferred Stock provide that the conversion rate of the Series F Preferred Stock will be adjusted by increasing the number of shares of Series A TCI Group Stock issuable upon conversion in the event of any non-cash dividend or distribution of the Series A TCI Group Stock to give effect to the value of the securities, assets or other property so distributed; however, no such adjustment shall entitle the holder to receive the actual security, asset or other property so distributed upon the conversion of shares of Series F Preferred Stock. Therefore, the Distribution resulted in an adjustment to the conversion rate of the Series F Preferred Stock such that each holder has the right to receive upon conversion 1,287.51 shares of Series A TCI Group Stock.

         The holders of the Series F Preferred Stock are entitled to participate, on an as-converted basis, with the holders of the Series A TCI Group Stock, with respect to any cash dividends or distribution declared and paid on the Series A TCI Group Stock. Dividends or distribution on the Series A TCI Group Stock which are not paid in cash would result in the adjustment of the applicable conversion rate as described above.

         Upon the dissolution, liquidation or winding up of the Company, holders of the Series F Preferred Stock will be entitled to receive from the assets of the Company available for distribution to stockholders an amount, in cash or property or a combination thereof, per share of Series F Preferred Stock, equal to the sum of (x) $.01 and (y) the amount to be distributed per share of Series A TCI Group Stock in such liquidation, dissolution or winding up multiplied by the applicable conversion rate of a share of Series F Preferred Stock.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The Series F Preferred Stock is subject to optional redemption by the Company at any time after its issuance, in whole or in party, at a redemption price, per share, equal to the issue price of a share of Series F Preferred Stock (as adjusted in respect of stock splits, reverse splits and other events affecting the shares of Series F Preferred Stock), plus any dividends which have been declared but are unpaid as of the date fixed for such redemption. The Company may elect to pay the redemption price (or designated portion thereof) of the shares of Series F Preferred Stock called for redemption by issuing to the holder thereof, in respect of its shares to be redeemed, a number of shares of Series A TCI Group Stock equal to the aggregate redemption price (or designated portion thereof) of such shares divided by the average of the last sales prices of the Series A TCI Group Stock for a period specified, and subject to the adjustments described, in the certificate of designation establishing the Series F Preferred Stock.

         Redeemable Convertible TCI Group Preferred Stock, Series G ("Series G Preferred Stock") and Redeemable Convertible Liberty Media Group Preferred Stock, Series H ("Series H Preferred Stock"). Subsequent to December 31, 1995, TCI issued 7,259,380 shares of a series of TCI Series Preferred Stock designated "Redeemable Convertible TCI Group Preferred Stock, Series G" and 7,259,380 shares of a series of TCI Series Preferred Stock designated "Redeemable Convertible Liberty Media Group Preferred Stock, Series H" as consideration for an acquisition.

         The initial liquidation value for the Series G Preferred Stock and Series H Preferred Stock is $21.60 per share and $5.40 per share, respectively, subject in both cases, to increase in an amount equal to aggregate accrued but unpaid dividends, if any. No dividends will accrue on the Series G or Series H Preferred Stock if the sum of the last reported sale price of TCI Group Stock plus one-fourth of the last reported sale price of the Liberty Group Stock equals or exceeds $27 for any ten consecutive trading days during the 65 trading days immediately prior to the first anniversary of issuance of the Series G and Series H Preferred Stock. If the sum of the amounts specified in the preceding sentence does not equal or exceed $27 for the specified period, dividends will begin to accrue on the Series G and Series H Preferred Stock on the first anniversary of issuance of the Series G and Series H Preferred Stock, and will thereafter be payable semi-annually commencing August 1, 1997, at the rate of 4% per annum on the liquidation value. Any dividends paid on the Series G and Series H Preferred Stock may be paid, at TCI's election, in cash or shares of TCI Group Stock. Additional dividends will accrue on unpaid dividends initially at a rate of 4% per annum. The dividend rate on dividends that remain unpaid for six months will increase to 8.625% per annum.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Each share of Series G Preferred Stock is convertible at the option of the holder at any time prior to the close of business on the last business day prior to redemption into 1.05 shares of Series A TCI Group Stock and each share of Series H Preferred Stock is convertible at any time prior to the close of business on the last business day prior to redemption into .2625 shares of Series A Liberty Group Stock. The conversion rights of Series G and Series H Preferred Stock are subject to adjustment in certain circumstances.

         Among other such adjustments, if the Liberty Group Stock, or any other redeemable capital stock of TCI into which either series of Preferred Stock may be convertible ("Redeemable Capital Stock"), is redeemed in full by TCI (the "Redemption Event"), then, except as otherwise described below, the shares of such Series G and Series H Preferred Stock will thereafter be convertible into the kind and amount of consideration that would have been received in such Redemption Event by a holder of the number of shares of Redeemable Capital Stock that would have been issuable upon conversion of such shares of Series G and Series H Preferred Stock, if they had been converted in full immediately prior to such Redemption Event.

         However, if any series of Redeemable Capital Stock into which a series of Series G or Series H Preferred Stock is then convertible is redeemed in full by TCI in exchange for securities of another issuer ("Redemption Securities"), TCI may elect to provide the holders of such Series G or Series H Preferred Stock with the right to exchange such Series G or Series H Preferred Stock, concurrently with the Redemption Event, for preferred stock of such other issuer ("Mirror Preferred Stock"). Such Mirror Preferred Stock shall be convertible into Redemption Securities and shall otherwise have terms and conditions comparable to the Series G or Series H Preferred Stock exchanged. If TCI provides such an exchange right, any holder that does not then choose to participate in such exchange will continue to hold such Series G or Series H Preferred Stock but such holder will lose the conversion right with respect to the Redeemable Capital Stock redeemed in the Redemption Event and will not have any right to receive Redemption Securities in lieu thereof. A holder that participates in such exchange will receive Mirror Preferred Stock convertible into Redemption Securities, but will no longer hold the Series G or Series H Preferred Stock so exchanged.

         An alternative provision will apply if, at the time of exercise of any such exchange right provided by TCI, the holder of the applicable series of Series G or Series H Preferred Stock would be entitled to receive on conversion any property in addition to the Redeemable Capital Stock being redeemed. In that case, holders that choose to participate in the exchange will receive both Mirror Preferred Stock issued by the issuer of the Redemption Securities of the other issuer and a new preferred stock of TCI convertible into such additional property. In such event, the Mirror Preferred Stock and such new TCI preferred stock will have a combined liquidation value equal to the liquidation value of the Series G or Series H Preferred Stock exchanged and will otherwise have terms and conditions comparable to such Series G or Series H Preferred Stock.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         The Series G and Series H Preferred Stock are redeemable at TCI's option, in whole or in part, any time on or after February 1, 2001. The Series G and Series H Preferred Stock will be redeemable in full on February 1, 2016, to the extent then outstanding. In all cases, the redemption price per share will be the liquidation value thereof, including the amount of any accrued but unpaid dividends thereon, to and including the redemption date.

         The Series G and Series H Preferred Stock will rank prior to TCI common stock and the TCI Class B Preferred Stock and pari passu with all other currently outstanding classes and series of TCI preferred stock with respect to the declaration and payment of dividends and in liquidation.

         The Series G and Series H Preferred Stock will vote in any general election of directors of TCI and will have one vote per share for such purposes and will vote as a single class with the TCI common stock, the TCI Class B Preferred Stock and any other class or series of TCI Preferred Stock entitled to vote in any general election of directors. The Series G and Series H Preferred Stock will have no other voting rights except as required by the DGCL.

(11)     Stockholders' Equity

         Common Stock

         The Series A TCI Group Stock and Series A Liberty Group Stock each have one vote per share, and the Series B TCI Group Stock and Series B Liberty Group Stock each have ten votes per share. Each share of Series B TCI Group Stock is convertible, at the option of the holder, into one share of Series A TCI Group Stock, and each share of Series B Liberty Group Stock is convertible, at the option of the holder, into one share of Series A Liberty Group Stock. See note 1.

         The rights of holders of the TCI Group Stock upon liquidation of TCI are based upon the ratio of the aggregate market capitalization, as defined, of the TCI Group Stock to the aggregate market capitalization, as defined, of the TCI Group Stock and the Liberty Group Stock.

         Similarly, the rights of holders of the Liberty Group Stock upon liquidation of TCI are based upon the ratio of the aggregate market capitalization, as defined, of the Liberty Group Stock to the aggregate market capitalization, as defined, of the Liberty Group Stock and the TCI Group Stock.

         Employee Benefit Plans

         The Company has several employee stock purchase plans (the "Plans") to provide employees an opportunity for ownership in the Company and to create a retirement fund. Terms of the Plans generally provide for employees to contribute up to 10% of their compensation to a trust for investment in TCI Group Stock and Liberty Media Group Stock. The Company, by annual resolution of the Board, generally contributes up to 100% of the amount contributed by employees. Certain of the Company's subsidiaries have their own employee benefit plans. Contributions to all plans aggregated $28 million, $21 million and $16 million for 1995, 1994 and 1993, respectively.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Preferred Stock

         Class A Preferred Stock. The Company is authorized to issue 700,000 shares of Class A Preferred Stock, par value $.01 per share. Subsidiaries of TCI held all of the issued and outstanding shares of such stock, amounting to 592,797 shares. Such preferred stock eliminated in consolidation. The holders of the Class A Preferred Stock exchanged such Subsidiary Shares for shares of Series F Preferred Stock immediately prior to the record date of the Distribution. See note 1.

         Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock. The Company is authorized to issue 1,675,096 shares of Class B Preferred Stock and 1,620,026 of such shares are issued and outstanding.


         Dividends accrue cumulatively (but without compounding) at an annual rate of 6% of the stated liquidation value of $100 per share (the "Stated Liquidation Value"), whether or not such dividends are declared or funds are legally available for payment of dividends. Accrued dividends will be payable annually on March 1 of each year (or the next succeeding business day if March 1 does not fall on a business day), and, in the sole discretion of the Board, may be declared and paid in cash, in shares of Series A TCI Group Stock or in any combination of the foregoing. Accrued dividends not paid as provided above on any dividend payment date will accumulate and such accumulated unpaid dividends may be declared and paid in cash, shares of Series A TCI Group Stock or any combination thereof at any time (subject to the rights of any senior stock and, if applicable, to the concurrent satisfaction of any dividend arrearages on any class or series of TCI preferred stock ranking on a parity with the Class B Preferred Stock with respect to dividend rights) with reference to any regular dividend payment date, to holders of record of Class B Preferred Stock as of a special record date fixed by the Board (which date may not be more than 45 days nor less than 10 days prior to the date fixed for the payment of such accumulated unpaid dividends). The Class B Preferred Stock ranks junior to the Series F Preferred Stock with respect to the declaration and payment of dividends.

         If all or any portion of a dividend payment is to be paid through the issuance and delivery of shares of Series A TCI Group Stock, the number of such shares to be issued and delivered will be determined by dividing the amount of the dividend to be paid in shares of Series A TCI Group Stock by the Average Market Price of the Series A TCI Group Stock. For this purpose, "Average Market Price" means the average of the daily last reported sale prices (or, if no sale price is reported on any day, the average of the high and low bid prices on such day) of a share of Series A TCI Group Stock for the period of 20 consecutive trading days ending on the tenth trading day prior to the regular record date or special record date, as the case may be, for the applicable dividend payment.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         In the event of any liquidation, dissolution or winding up of TCI, the holders of Class B Preferred Stock will be entitled, after payment of preferential amounts on any class or series of stock ranking prior to the Class B Preferred Stock with respect to liquidating distributions, to receive from the assets of TCI available for distribution to stockholders an amount in cash or property or a combination thereof, per share, equal to the Stated Liquidation Value thereof, plus all accumulated and accrued but unpaid dividends thereon to and including the redemption date. TCI does not have any mandatory obligation to redeem the Class B Preferred Stock as of any fixed date, at the option of the holders or otherwise.

         Subject to the prior preferences and other rights of any class or series of TCI preferred stock, the Class B Preferred Stock will be exchangeable at the option of TCI in whole but not in part at any time for junior subordinated debt securities of TCI ("Junior Exchange Notes"). The Junior Exchange Notes will be issued pursuant to an indenture (the "Indenture"), to be executed by TCI and a qualified trustee to be chosen by TCI.

         If TCI exercises its optional exchange right, each holder of outstanding shares of Class B Preferred Stock will be entitled to receive in exchange therefor newly issued Junior Exchange Notes of a series authorized and established for the purpose of such exchange, the aggregate principal amount of which will be equal to the aggregate Stated Liquidation Value of the shares of Class B Preferred Stock so exchanged by such holder, plus all accumulated and accrued but unpaid dividends thereon to and including the exchange date. The Junior Exchange Notes will be issuable only in principal amounts of $100 or any integral multiple thereof and a cash adjustment will be paid to the holder for any excess principal that would otherwise be issuable. The Junior Exchange Notes will mature on the fifteenth anniversary of the date of issuance and will be subject to earlier redemption at the option of TCI, in whole or in part, for a redemption price equal to the principal amount thereof plus accrued but unpaid interest. Interest will accrue, and be payable annually, on the principal amount of the Junior Exchange Notes at a rate per annum to be determined prior to issuance by adding a spread of 215 basis points to the "Fifteen Year Treasury Rate" (as defined in the Indenture). Interest will accrue on overdue principal at the same rate, but will not accrue on overdue interest.

         The Junior Exchange Notes will represent unsecured general obligations of TCI and will be subordinated in right of payment to all Senior Debt (as defined in the Indenture).
                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         For so long as any dividends are in arrears on the Class B Preferred Stock or any class or series of TCI preferred stock ranking pari passu with the Class B Preferred Stock which is entitled to payment of cumulative dividends prior to the redemption, exchange, purchase or other acquisition of the Class B Preferred Stock, and until all dividends accrued up to the immediately preceding dividend payment date on the Class B Preferred Stock and such parity stock shall have been paid or declared and set apart so as to be available for payment in full thereof and for no other purpose, neither TCI nor any subsidiary thereof may redeem, exchange, purchase or otherwise acquire any shares of Class B Preferred Stock, any such parity stock or any class or series of its capital stock ranking junior to the Class B Preferred Stock (including the TCI common stock), or set aside any money or assets for such purpose, unless all of the outstanding shares of Class B Preferred Stock and such parity stock are redeemed. If TCI fails to redeem or exchange shares of Class B Preferred Stock on a date fixed for redemption or exchange, and until such shares are redeemed or exchanged in full, TCI may not redeem or exchange any parity stock or junior stock, declare or pay any dividend on or make any distribution with respect to any junior stock or set aside money or assets for such purpose and neither TCI nor any subsidiary thereof may purchase or otherwise acquire any Class B Preferred Stock, parity stock or junior stock or set aside money or assets for any such purpose. The failure of TCI to pay any dividends on any class or series of parity stock or to redeem or exchange on any date fixed for redemption or exchange any shares of Class B Preferred Stock shall not prevent TCI from (i) paying any dividends on junior stock solely in shares of junior stock or the redemption purchase or other acquisition of junior stock solely in exchange for (together with cash adjustment for fractional shares, if any) or (but only in the case of a failure to pay dividends on any parity stock) through the application of the proceeds from the sale of, shares of junior stock; or (ii) the payment of dividends on any parity stock solely in shares of parity stock and/or junior stock or the redemption, exchange, purchase or other acquisition of Class B Preferred Stock or parity stock solely in exchange for (together with a cash adjustment for fractional shares, if any), or (but only in the case of failure to pay dividends on any parity stock) through the application of the proceeds from the sale of, parity stock and/or junior stock.

         The Class B Preferred Stock will vote in any general election of directors, will have one vote per share for such purpose and will vote as a single class with the TCI common stock and any class or series of TCI preferred stock entitled to vote in any general election of directors. The Class B Preferred Stock will have no other voting rights except as required by the DGCL.

         Series Preferred Stock. The TCI Series Preferred Stock is issuable, from time to time, in one or more series, with such designations, preferences and relative participating, option or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         Redeemable Convertible Preferred Stock, Series E. In connection with the Reorganization, the Board created and authorized the issuance of the Redeemable Convertible Preferred Stock, Series E, par value $.01 per share. The Company is authorized to issue 400,000 shares of such preferred stock. Subsidiaries of TCI held all of the issued and outstanding shares of such stock, amounting to 246,402 shares. All such preferred stock eliminated in consolidation. The holders of the Series E Preferred Stock exchanged such Subsidiary Shares for shares of Series F Preferred Stock immediately prior to the record date of the Distribution.

         Stock Options

         In 1994, the Company adopted the Tele-Communications, Inc. 1994 Stock Incentive Plan (the "1994 Plan"). The Plan provided for awards to be made in respect of a maximum of 16 million shares of TCI Class A common stock. Awards may be made as grants of stock options, stock appreciation rights, restricted shares, stock units or any combination thereof. Pursuant to the TCI/Liberty Merger Agreement and certain assumption agreements, stock options and/or stock appreciation rights granted (or assumed) by Old TCI and stock options and/or stock appreciation rights granted by Liberty were assumed by the Company and new options and/or stock appreciation rights were substituted under the 1994 Plan. The following descriptions represent the terms of the assumed options and/or stock appreciation rights and additional awards under the 1994 Plan.

         The 1994 Plan was adjusted to provide that the number and type of shares subject to future awards consists of a number of shares of Series A TCI Group Stock equal to the number of shares of Class A common stock subject to future awards immediately prior to the Distribution and a number of shares of Series A Liberty Group Stock equal to one-fourth of the number of shares of Class A common stock subject to future awards immediately prior to Distribution. Following the Distribution, the Compensation Committee of TCI may in its discretion grant awards, including awards of options on, or stock appreciation rights respecting, shares of Series A TCI Group Stock, Series A Liberty Group Stock, or combinations thereof, in such amounts and types as it determines in accordance with the terms of the 1994 Plan, as adjusted.

         In 1995, the Company adopted the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (the "1995 Plan"). In addition, the Company has established the Tele-Communications, Inc. 1996 Stock Incentive Plan (the "1996 Plan") which is subject to stockholder approval.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         In connection with the Distribution, each holder of an outstanding option or stock appreciation right received an additional option or stock appreciation right, as applicable, covering a number of shares of Series A Liberty Group Stock equal to one-fourth of the number of shares of Class A common stock theretofore subject to the outstanding option or stock appreciation right, and the outstanding option or stock appreciation right would continue in effect as an option or stock appreciation right covering the same number of shares of Series A TCI Group Stock (as redesignated) that were theretofore subject to the option or stock appreciation right. The aggregate pre-adjustment strike price of the outstanding options or stock appreciation rights was allocated between the outstanding options or stock appreciation rights and the newly issued options or stock appreciation rights in a ratio determined by the Compensation Committee. The following descriptions of stock options and/or stock appreciation rights have been adjusted to reflect such change.

         The following table presents information regarding certain options in tandem with stock appreciation rights ("SARs") to purchase Class A, Series A TCI Group Stock and Series A Liberty Group Stock pursuant to the 1994 Plan, the 1995 Plan and the 1996 Plan:

                                                                                    Series A Liberty
                                                Class A          Series A TCI         Media Group
                                             common stock         Group Stock            Stock
                                            ---------------    ---------------      --------------
   Outstanding at January 1, 1993                4,525,578                  --                  --
     Granted                                     3,955,000                  --                  --
     Exercised                                     (96,242)                 --                  --
     Canceled                                      (75,000)                 --                  --
                                            --------------     ---------------      --------------

   Outstanding at December 31, 1993              8,309,336                  --                  --
     Granted                                     3,191,000                  --                  --
     Assumed                                        54,600                  --                  --
     Exercised                                    (217,483)                 --                  --
     Canceled                                      (16,625)                 --                  --
                                            --------------     ---------------      --------------

   Outstanding at December 31, 1994             11,320,828                  --                  --
     Converted from Class A options            (11,218,866)         11,218,866                  --
     Adjustment for Distribution                        --                  --           2,804,715
     Granted                                            --           7,407,500           2,211,000
     Exercised                                     (91,962)           (933,516)           (227,003)
     Canceled                                      (10,000)            (90,500)            (22,625)
                                            --------------     ---------------      --------------

   Outstanding at December 31, 1995                     --          17,602,350           4,766,087
                                            ==============     ===============      ==============

   Exercise Price                              $8.83-19.56         $6.60-17.00         $8.83-24.00
                                            ==============     ===============      ==============

   Vesting period                                                    4-5 years           4-5 years
                                            ==============     ===============      ==============

         On December 13, 1995, pursuant to the 1994 Plan, the Company awarded 330,000 restricted shares of Series A TCI Group common stock and 30,000 restricted shares of Series A Liberty Group Stock to certain officers and other key employees of the Company. Such restricted shares vest as to 50% on December 13, 2000 and as to the remaining 50% on December 13, 2001.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         SARs with respect to 1,423,500 shares of Series A TCI Group Stock and 355,875 shares of Series A Liberty Group Stock were outstanding at December 31, 1995. These rights have an adjusted strike price of $0.60 and $0.82 per share, respectively, and become exercisable and vest evenly over seven years, beginning March 28, 1992. The SARs expire on March 28, 2001. The Company has the option of paying the holder in stock or cash.

         On August 3, 1995, stockholders of the Company approved the Director Stock Option Plan including the grant, effective as of November 16, 1994, to each person that as of that date was a member of the Board and was not an employee of the Company or any of its subsidiaries, of options to purchase 50,000 shares of TCI Class A common stock. Pursuant to the Director Stock Option Plan, options to purchase 300,000 shares of Series A TCI Group common stock were granted at an exercise price of $16.50 per share and options to purchase 75,000 shares of Series A Liberty Group Stock were granted at an exercise price of $22.00 per share and will vest and become exercisable over a five-year period, commencing on November 16, 1995 and will expire on November 16, 2004 During the year ended December 31, 1995, options to purchase 50,000 shares of Series A TCI Group Stock and options to purchase 12,500 shares of Series A Liberty Media Group Stock were canceled.

         Estimated compensation relating to restricted stock awards, options with tandem SARs and SARs has been recorded through December 31, 1995, but is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

         Other

         In connection with the exercise of a stock option by an officer/director of Liberty, a note was given to Liberty as partial payment of the exercise price. This note bore interest at 7.54% per annum. At the date of the TCI/Liberty Combination, the Company recorded the net assumed note receivable, amounting to approximately $15 million, from such officer as a reduction of stockholders' equity. On October 27, 1994, such officer tendered to the Company 634,917 shares of TCI Class B common stock in full payment of principal and interest amounting to $15 million.

         The shares issued by Liberty upon exercise of the aforementioned Liberty option, together with all subsequent dividends and distributions thereon, were subject to repurchase by Liberty under certain circumstances. Such shares were exchanged for 15,600,000 shares of TCI Class A common stock and 200,000 shares of Class B Preferred Stock in the TCI/Liberty Combination. The Company's repurchase right terminates as to 20% of the Option Units per year, commencing March 28, 1992, and will terminate as to all of the Option Units on March 28, 1996 or in the event of death, disability or under certain other circumstances.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The excess of consideration received on debentures converted or options exercised over the par value of the stock issued is credited to additional paid-in capital.

         At December 31, 1995, there were 75,466,614 shares of Series A TCI Group Stock and 19,179,651 shares of Series A Liberty Group Stock reserved for issuance under exercise privileges related to options, convertible debt securities and convertible preferred stock and upon vesting of the restricted stock awards described in this note 11 and in notes 9 and 10. Additionally, in January of 1996, the Company issued 7,259,380 shares each of Series G Preferred Stock and Series H Preferred Stock (see note 10). Such preferred stocks are convertible into 7,622,349 shares of Series A TCI Group Stock and 1,905,587 shares of Series A Liberty Group Stock. In addition, one share of Series A TCI Group Stock is reserved for each outstanding share of Series B TCI Group Stock and one share of Series A Liberty Group Stock is reserved for each outstanding share of Series B Liberty Group Stock. See note 1 for the effect of the Distribution on the conversion rights of holders of convertible securities.

(12)     Transactions with Officers and Directors

         Effective January 31, 1996, a director of the Company purchased one-third of the Company's interest in two limited partnerships and obtained two ten-year options to purchase the Company's remaining partnership interests. The purchase price for the one-third partnership interests was 37.209 shares of WestMarc Communications, Inc. (a wholly-owned subsidiary of the Company) Series C Cumulative Compounding Preferred Stock owned by such director, and the purchase price for the ten-year options was $100 for each option. All options are exercisable for cash in the aggregate amount of $3,000,000.

(13)     Sale of Subsidiary Stock

         On July 18, 1995, TINTA completed an initial public offering (the "IPO") in which it sold 20 million shares of TINTA Series A common stock to the public for consideration of $16.00 per share aggregating $320 million, before deducting related expenses (approximately $19 million). The shares sold to the public represented 17% of TINTA's total issued and outstanding common stock. Also in July 1995, TINTA issued 687,500 shares of TINTA Series A common stock as partial consideration for a 35% ownership interest in Torneos Y Competencias S.A., an Argentine sports programming company (the "TYC Acquisition"). As a result of the IPO and the TYC Acquisition, the Company has recognized a gain amounting to $123 million. Subsequent to the IPO and the TYC Acquisition, TCI owns 82% of the issued and outstanding stock of TINTA, representing in excess of 90% of the voting power of TINTA.

         In June 1995, Flextech issued share capital for cash and preferred shares of Thomson Directories Limited. In connection with such issuance, the Company recorded a $51 million increase to stockholders' equity and a $93 million increase to minority interests in equity of consolidated subsidiaries. No gain was recognized in the Company's consolidated statement of operations due primarily to the existence of the Company's contingent obligations to repurchase certain of the Flextech share capital.



                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




(14)     Income Taxes

         TCI files a consolidated Federal income tax return with all of its 80% or more owned subsidiaries. Consolidated subsidiaries in which the Company owns less than 80% each file a separate income tax return.
         TCI and such subsidiaries calculate their respective tax liabilities on a separate return basis which are combined in the accompanying consolidated financial statements.


    Income tax benefit (expense) for the years ended December 31, 1995, 1994 and 1993 consists of:

                                          Current     Deferred     Total
                                          -------     --------    -------
                                                 amounts in millions
          Year ended December 31, 1995:
             Federal                      $    (23)        130         107
             State and local                   (10)         23          13
                                          --------    --------    --------

                                          $    (33)        153         120
                                          ========    ========    ========

          Year ended December 31, 1994:
             Federal                      $    (69)        (29)        (98)
             State and local                   (14)         (8)        (22)
                                          --------    --------    --------

                                          $    (83)        (37)       (120)
                                          ========    ========    ========

          Year ended December 31, 1993:
             Federal                      $    (14)       (120)       (134)
             State and local                   (15)        (20)        (35)
                                          --------    --------    --------

                                          $    (29)       (140)       (169)
                                          ========    ========    ========


         Income tax benefit (expense) differs from the amounts computed by applying the Federal income tax rate of 35% as a result of the following:

                                                              Years ended
                                                              December 31,
                                                   --------------------------------
                                                     1995        1994        1993
                                                   --------    --------    --------
                                                         amounts in millions
          Computed "expected" tax benefit
             (expense)                             $    102         (64)        (57)
          Adjustment to deferred tax assets
             and liabilities for enacted change
             in Federal income tax rate                  --          --         (76)
          Amortization not deductible for
             tax purposes                               (25)        (13)        (12)
          Minority interest in losses (earnings)
             of consolidated subsidiaries                 9          (3)         (1)
          Gain on sale of subsidiary stock               43          --          --
          Recognition of losses of
             consolidated partnership                    --         (10)         (8)
          State and local income taxes,
             net of Federal income tax benefit           (4)        (20)        (23)
          Valuation allowance on
             foreign corporation                         --         (10)         --
          Other                                          (5)         --          8
                                                   --------    --------    --------

                                                   $    120        (120)       (169)
                                                   ========    ========    ========


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below:

                                                              December 31,
                                                          --------------------
                                                            1995        1994
                                                          --------    --------
                                                           amounts in millions
          Deferred tax assets:
             Net operating loss carryforwards             $    583         490
                Less - valuation allowance                    (121)       (100)
             Investment tax credit carryforwards               118         122
                Less - valuation allowance                     (41)        (36)
             Alternative minimum tax credit
                carryforwards                                   95          90
             Investments in affiliates, due
                principally to losses of affiliates
                recognized for financial statement
                purposes in excess of losses
                recognized for income tax purposes             176         294
             Future deductible amounts principally
                due to non-deductible accruals                  90          52
             Other                                              10          19
                                                          --------    --------

                   Net deferred tax assets                     910         931
                                                          --------    --------

          Deferred tax liabilities:
             Property and equipment, principally
                due to differences in depreciation           1,111       1,197
             Franchise costs, principally due to
                differences in amortization                  3,569       2,600
             Investment in affiliates, due
                principally to undistributed
                earnings of affiliates                         499         452
             Intangible assets, principally due to
                differences in amortization                     42         108
             Leases capitalized for tax purposes                53          --
             Other                                             166          83
                                                          --------    --------
                   Total gross deferred tax liabilities      5,440       4,440
                                                          --------    --------

                   Net deferred tax liability             $  4,530       3,509
                                                          ========    ========

         The valuation allowance for deferred tax assets as of December 31, 1995 was $162 million. Such balance increased by $26 million from December 31, 1994.

         At December 31, 1995, the Company had net operating loss carryforwards for income tax purposes aggregating approximately $1,177 million of which, if not utilized to reduce taxable income in future periods, $134 million expires in 2003, $116 million in 2004, $344 million in 2005, $325 million in 2006, $138 million in 2009 and $120 million in 2010. Certain subsidiaries of the Company had additional net operating loss carryforwards for income tax purposes aggregating approximately $245 million and these net operating losses are subject to certain rules limiting their usage.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         At December 31, 1995, the Company had remaining available investment tax credits of approximately $63 million which, if not utilized to offset future Federal income taxes payable, expire at various dates through 2005. Certain subsidiaries of the Company had additional investment tax credit carryforwards aggregating approximately $55 million and these investment tax credit carryforwards are subject to certain rules limiting their usage.

         Certain of the Federal income tax returns of TCI and its subsidiaries which filed separate income tax returns are presently under examination by the Internal Revenue Service for the years 1981 through 1992. A subsidiary of the Company has filed a petition in United States Tax Court protesting the disallowance of certain Transitional Investment Tax Credits and such issue will likely be litigated in 1996. In the opinion of management, any additional tax liability, not previously provided for, resulting from these examinations, ultimately determined to be payable, should not have a material adverse effect on the consolidated financial position of the Company.

         New tax legislation was enacted in the third quarter of 1993 which, among other matters, increased the corporate Federal income tax rate from 34% to 35%. The Company has reflected the tax rate change in its consolidated statements of operations. Such tax rate change resulted in an increase of $76 million to income tax expense and deferred income tax liability.

(15)     Commitments and Contingencies

         During 1994, subsidiaries of the Company, Comcast, Cox (collectively, the "Cable Partners") and Sprint formed a partnership ("WirelessCo") to engage in the business of providing wireless communications services on a nationwide basis. Through WirelessCo, in which the Company owns an indirect 30% interest, the partners participated in auctions ("PCS Auctions") of broadband personal communications services ("PCS") licenses conducted by the Federal Communications Commission ("FCC"). In the first round auction, which concluded during the first quarter of 1995, WirelessCo was the winning bidder for PCS licenses for 29 markets, including New York, San Francisco-Oakland-San Jose, Detroit, Dallas-Fort Worth, Boston-Providence, Minneapolis-St. Paul and Miami-Fort Lauderdale. The aggregate license cost for these licenses was approximately $2.1 billion.


         WirelessCo also invested in American PSC, L.P. ("APC"), which holds a PCS license granted under the FCC's pioneer preference program for the Washington-Baltimore market. WirelessCo acquired its 49% limited partnership interest in APC for $23 million and agreed to make capital contributions to APC equal to 49/51 of the cost of APC's PCS license. Additional capital contributions may be required in the event APC is unable to finance the full cost of its PCS license. WirelessCo may also be required to finance the build-out expenditures for APC's PCS system. Cox, which holds a pioneer preference PCS license for the Los Angeles-San Diego market, and the Company, Comcast and Sprint have also agreed on the general terms and conditions upon which Cox (with a 51% interest) and WirelessCo (with a 49% interest) would form a partnership to hold and develop a PCS system using the Los Angeles-San Diego license. APC and the Cox partnership would affiliate their PCS systems with WirelessCo and be part of WirelessCo's nationwide integrated network, offering wireless communications services under the "Sprint" brand.




                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         During 1994, subsidiaries of Cox, Sprint and the Company also formed a separate partnership ("PhillieCo"), in which the Company owns a 35.3% interest. PhillieCo was the winning bidder in the first round auction for a PCS license for the Philadelphia market at a license cost of $85 million. To the extent permitted by law, the PCS system to be constructed by PhillieCo would also be affiliated with WirelessCo's nationwide network.

         WirelessCo may bid in subsequent rounds of the PCS Auctions and may invest in, affiliate with or acquire licenses from other successful bidders. The capital that WirelessCo will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial.


         In March of 1995, the Cable Partners and Sprint (collectively, the "Partners") formed two new partnerships, of which the principal partnership is Sprint Spectrum, to which they contributed their respective interests in WirelessCo and through which they formed another partnership, NewTelco, L.P. ("NewTelco") to engage in the business of providing local wireline communications services to residences and businesses on a nationwide basis. The Cable Partners agreed to contribute their interests in TCG to NewTelco. TCG is one of the largest competitive access providers in the United States in terms of route miles.



         Effective January 31, 1996, the Partners amended the Sprint Spectrum partnership agreement (the "Partnership Agreement") and certain other agreements related thereto. Under the Partnership Agreement, the business of Sprint Spectrum and its subsidiaries will be the provision of certain wireless and other services described in the Partnership Agreement. The Partners intend for Sprint Spectrum and its subsidiary partnerships to be the exclusive vehicles through which they engage in the wireless telephony service businesses, subject to certain exceptions. Sprint Spectrum will no longer be authorized to engage in the business of providing local wireline communications services to residences and businesses. In connection with the amendment of the Partnership Agreement, the Partners, also agreed to the termination of the agreement to contribute the Cable Partners' interests in TCG to NewTelco.



         Pursuant to separate agreements, each of the Cable Partners and Sprint have agreed to negotiate in good faith on a market-by-market basis for the provision of local wireline telephony services over the cable television facilities of the respective Cable Partner under the Sprint brand. Accordingly, local wireline telephony offerings in each market would be the subject of individual agreements to be negotiated with Sprint, rather than being provided by Sprint Spectrum, as originally contemplated. The Cable Partners and Sprint also reaffirmed their intention to continue to attempt to integrate the business of TCG with that of Sprint Spectrum. In addition, each Cable Partner agreed to certain restrictions on its ability to offer, promote, or package certain of its products or services with certain products and services of other persons and agreed to make its facilities available to Sprint for specified purposes to the extent and on the terms that it has made such facilities available to others for such purposes. Such agreements have a term of five years, but under certain circumstances may terminate after three years.




                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Execution of the foregoing agreements was a condition to the effectiveness of a previously approved business plan for the build out of Sprint Spectrum's nationwide network for wireless personal communications services. Pursuant to the business plan, the Partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


         In July 1995, TCIC and TCI entered into certain agreements with Viacom Inc. ("Viacom") and certain subsidiaries of Viacom regarding the purchase by TCIC of all of the common stock of a subsidiary of Viacom ("Cable Sub") which, at the time of purchase, will own Viacom's cable systems and related assets.

         The transaction has been structured as a tax-free reorganization in which Cable Sub will initially transfer all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub will also transfer to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") to be arranged by TCIC, TCI and Cable Sub. Following these transfers, Cable Sub will retain cable assets with an estimated value at closing of approximately $2.2 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Repayment of the Loan Proceeds will be non-recourse to Viacom and New Viacom Sub.

         Viacom will offer to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). The Exchange Offer will be subject to a number of conditions, including a condition (the "Minimum Condition") that sufficient tenders are made of Viacom Common Stock that permit the number of shares of Cable Sub Class A Stock issued pursuant to the Exchange Offer to equal the total number of shares of Cable Sub Class A Stock issuable in the Exchange Offer.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Immediately following the completion of the Exchange Offer, TCIC will acquire from Cable Sub shares of Cable Sub Class B common stock for $350 million (which will be used to reduce Cable Sub's obligations under the Loan Facility). At the time of such acquisition, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer will automatically convert into a series of senior cumulative exchangeable preferred stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The terms of the Exchangeable Preferred Stock, including its dividend, redemption and exchange features, will be designed to cause the Exchangeable Preferred Stock, in the opinion of two investment banks, to initially trade at the Stated Value. The Exchangeable Preferred Stock will be exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock. The Exchangeable Preferred Stock will also be redeemable, at the option of Cable Sub, after the fifth anniversary of the date of issuance, and will be subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends, payable in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing. If insufficient tenders are made by Viacom stockholders in the Exchange Offer to permit the Minimum Condition to be satisfied, Viacom will extend the Exchange Offer for up to 15 business days and, during such extension, TCI and Viacom are to negotiate in good faith to determine mutually acceptable changes to the terms and conditions for the Exchangeable Preferred Stock and the Exchange Offer that each believes in good faith will cause the Minimum Condition to be fulfilled and that would cause the Exchangeable Preferred Stock to trade at a price equal to the Stated Value immediately following the expiration of the Exchange Offer. In the event the Minimum Condition is not thereafter met, TCI and Viacom will each have the right to terminate the transaction. In addition, either party may terminate the transaction if the exchange offer has not commenced by June 24, 1996 or been consummated by July 24, 1996.

         Consummation of the transaction is subject to a number of conditions, including receipt of a favorable letter ruling from the Internal Revenue Service that the transaction qualifies as a tax-free transaction and the satisfaction or waiver of all of the conditions of the Exchange Offer. A request for a letter ruling from the Internal Revenue Service has been filed by Viacom. The Company believes that, based upon the unique and complex structure of the transaction, there exists significant uncertainty as to whether a favorable ruling will be obtained. In light of the foregoing, management of the Company has concluded that consummation of the transaction is not yet probable.
         No assurance can be given that the transaction will be consummated.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         On October 31, 1995, Liberty Media Group announced that it had entered into a binding agreement in principle with The News Corporation Limited ("News Corp.") and TINTA. In the United States, Liberty Media Group and News Corp. agreed to form a partnership (the "Fox-Liberty Venture") into which Liberty Media Group will contribute interests in its national and regional sports networks and into which News Corp. will contribute its fx cable network and certain other assets. Upon consummation, Liberty Media Group will receive a 50% interest in the Fox-Liberty Venture and $350 million in cash. The fx network will be transformed into a nationally distributed, general entertainment and sports network. The regional sports networks currently operated under the Prime Sports name will be relaunched under the Fox Sports banner.

         Internationally, News Corp., and a 50/50 partnership forms by Liberty Sports, Inc., a wholly-owned subsidiary of Liberty Media Group, and TINTA (the "Liberty-TINTA Partnership") have agreed to form a venture to operate currently existing sports services in Asia, Latin American and Australia and a variety of new sports services throughout the world except in the United Kingdom, Japan and New Zealand where prior arrangements preclude an immediate collaboration. The Liberty-TINTA Partnership will own 50% of the international venture with News Corp. owning the other 50%. News Corp. is contributing various international sports rights, including the Star Sports channel which is broadcast throughout Asia as part of the Star package of services. The Liberty-TINTA Partnership is contributing Prime Deportiva, a Spanish language sports service distributed in Latin American and in Hispanic markets in the United States, an interest in Torneos y Competencias S.A., an Argentinean sports programming and production business, various international sports and satellite transponder rights and cash. The Liberty-TINTA Partnership will also contribute their 50% interest in Premiere Sports and All-Star Sports in Australia. Both are 24-hour sports services available via MMDS or cable television in Australia.

         The transactions contemplated by the above agreements are expected to close during 1996.

         On November 27, 1995, the Company announced that it had agreed to exchange its controlling interest in Home Shopping Network, Inc. ("HSN") for shares of Silver King Communications, Inc. ("Silver King"). The Company will receive approximately 11 million newly issued shares of Silver King in exchange for it 37.5 million shares of HSN.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Liberty Media Group and Mr. Barry Diller and certain of their respective affiliates entered into an agreement in August 1995 pursuant to which an option owned by Liberty Media Group to purchase 2 million shares of Silver King Class B common stock (the "Option") (which shares would constitute voting control of Silver King) would be transferred to Silver Management Company ("Silver Company"), an entity in which Liberty Media Group would own all of the non-voting equity interests (which would constitute substantially all of the equity of such entity) and Mr. Diller would own all of the voting equity interests. Silver Company would thereafter exercise the Option and hold the shares of Silver King Class B Common Stock purchased thereunder. In an amendment to such agreement entered into in November 1995, Liberty Media Group agreed to contribute all of its shares of HSN (which shares constitute approximately 41% of the equity of HSN and approximately 80% of the voting power of HSN) to Silver Company in return for additional non-voting equity interests in Silver Company. Following such contribution Silver Company would exchange such HSN shares with Silver King for additional shares of Silver King Common Stock and Class B Common Stock (thereby increasing Silver Company's controlling interest in Silver King to in excess of 80% of the voting power of Silver King). Each such transaction is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory consents and approvals. If consummated, HSN would cease to be a subsidiary of the Company and therefore, the financial results of HSN would not be consolidated with the financial results of Liberty Media Group. Although the Company would cease to possess voting control over HSN, it would continue to have an indirect equity interest in HSN through its ownership of the equity securities of Silver Company. No assurance can be given that the transaction will be consummated.

         On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, the Company's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. Basic and tier service rates are evaluated against competitive benchmark rates as published by the FCC, and equipment and installation charges are based on actual costs. Any rates for Regulated Services that exceeded the benchmarks were reduced as required by the 1993 and 1994 rate regulations. The rate regulations do not apply to the relatively few systems which are subject to "effective competition" or to services offered on an individual service basis, such as premium movie and pay-per-view services.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The Company believes that it has complied in all material respects with the provisions of the 1992 Cable Act, including its rate setting provisions. However, the Company's rates for Regulated Services are subject to review by the FCC, if a complaint has been filed, or the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.


         On October 30, 1995, the FCC accepted for comment a proposed resolution of all complaints against the cable programming services tier ("CPST") currently pending against cable systems owned by the Company. If the proposed resolution is accepted by the FCC, the Company will settle all pending complaints by a one-time credit to each subscriber in CPST regulated franchises. The aggregate amount of such credits is approximately $9 million and had previously been accrued by the Company. In addition, the FCC will find that the CPST rates in CPST regulated franchises on September 15, 1995 comply with federal regulations. The Company has committed not to file any additional cost-of-service filings until May 15, 1996 in franchises that were subject to CPST regulation prior to September 15, 1995. However, the Company will be able to avail itself of the other mechanisms under FCC rules to recover costs, including abbreviated cost-of-service filings covering system rebuilds and upgrades. In the proposed resolution, the Company does not admit any violation of, or any failure to conform to, the 1992 Cable Act or the rules promulgated thereunder. The comment period has ended and the Company is awaiting action by the FCC.

         The Company is obligated to pay fees for the license to exhibit certain qualifying films that are released theatrically by various motion picture studios through February 28, 2009 (the "Film Licensing Obligations"). The aggregate minimum liability under certain of the license agreements is approximately $414 million. The aggregate amount of the Film Licensing Obligations under other license agreements is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, the Company's aggregate payments under the Film License Obligations could prove to be significant. Additionally, the Company has guaranteed up to $67 million of similar license fee obligations of an affiliate.

         The Company has long-term sports program rights contracts which require payments through 2006. Future payments for each of the next five years as follows (amounts in millions):

                 1996                   $84
                 1997                    73
                 1998                    62
                 1999                    55
                 2000                    46


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




         The Company has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $222 million at December 31, 1995. Although there can be no assurance, management of the Company believes that it will not be required to meet its obligations under such guarantees, or if it is required to fulfill any of such guarantees, that they will not be material to the Company.

         The Company has also committed to provide additional debt or equity funding to certain of its affiliates. At December 31, 1995, such commitments aggregated $95 million.


         The Company leases business offices, has entered into pole rental agreements and transponder lease agreements and uses certain equipment under lease arrangements. Rental expense under such arrangements amounted to $142 million, $82 million and $70 million in 1995, 1994 and 1993, respectively.

         Future minimum lease payments under noncancellable operating leases for each of the next five years are summarized as follows (amounts in millions):

                 1996                  $104
                 1997                   101
                 1998                    89
                 1999                    86
                 2000                    73

         It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties; thus, it is anticipated that future minimum lease commitments will not be less than the amount shown for 1996.

         Certain key employees of the Company hold restricted stock awards and options with tandem SARs to acquire shares of certain subsidiaries' common stock. Estimates of the compensation related to the restricted stock awards and options and/or SARs have been recorded in the accompanying consolidated financial statement, but are subject to future adjustment based upon the market value of the respective common stock and, ultimately, on the final market value when the rights are exercised or the restricted stock awards are vested.

         The Company has contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy such contingencies will not be material in relation to the accompanying consolidated financial statements.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




(16)     Information about the Company's Operations

         Subsequent to the consummation of the TCI/Liberty Combination, the Company operates primarily in two industry segments: cable and communications services ("Cable") and programming services ("Programming"). Programming includes the production, acquisition and distribution of globally branded entertainment, education and information programming services and software for distribution through all available formats and media; and home shopping via television and other interactive media, direct marketing, advertising sales, infomercials and transaction processing. Home shopping is a programming service which includes a retail function. Separate amounts of the aforementioned home shopping service have been provided to enhance the readers understanding of the Company. The Company has investments, accounted for under the equity method and the cost method, which also operate in the Cable and Programming industries. The following is selected information about the Company's operations for the years ended December 31, 1995 and 1994:


                                                          Programming
                                                  -----------------------------
                                                   Electronic        Other          Intersegment
                                       Cable       Retailing       Programming       Eliminations       Total
                                       -----       ---------       -----------       ------------       -----
         1995                                                   amounts in millions
         ----
         Revenue                      $  5,384           1,019              521                 (73)          6,851
                                      ========      ==========     ============        ============        ========

         Operating income
            (loss)                    $    653             (85)             (26)                 --             542
                                      ========      ==========     ============        ============        ========

         Depreciation and
            amortization              $  1,274              43               55                  --           1,372
                                      ========      ==========     ============        ============        ========

         Capital
            expenditures              $  1,733              13               36                  --           1,782
                                      ========      ==========     ============        ============        ========

         Identifiable assets          $ 22,612             725            1,793                  --          25,130
                                      ========      ==========     ============        ============        ========

         1994
         ----

         Revenue                      $  4,247             482              240                 (33)          4,936
                                      ========      ==========     ============        ============        ========

         Operating income
            (loss)                    $    781               9               (2)                 --             788
                                      ========      ==========     ============        ============        ========

         Depreciation and
            amortization              $    992              15               11                  --           1,018
                                      ========      ==========     ============        ============        ========

         Capital
            expenditures              $  1,239              19                6                  --           1,264
                                      ========      ==========     ============        ============        ========

         Identifiable assets          $ 17,121             739            1,448                 (32)         19,276
                                      ========      ==========     ============        ============        ========


                                                               (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(17)     Quarterly Financial Information (Unaudited)

                                                                     1st           2nd           3rd           4th
                                                                   Quarter       Quarter       Quarter       Quarter
                                                                   -------       -------       -------       -------
                                                                                   amounts in millions,
          1995:                                                                  except per share amounts
          ----
          Revenue:
             As previously reported                             $     1,524        1,660         1,761
             Adjustment to reflect Cablevision
                operations on a current basis                            --           14            --
                                                                   --------     --------      --------
             As adjusted                                        $     1,524        1,674         1,761         1,892
                                                                   ========     ========      ========      ========

          Operating income:
             As previously reported                             $       180          151           182
             Adjustment to restate amortization of
                of intangibles upon reallocation of
                purchase price
             Adjustment to reflect Cablevision                           --          (20)           (4)
                operations on a current basis
             As adjusted                                        $        --            4            (2)
                                                                   --------     --------      --------
                                                                        180          135           176            51
                                                                   ========     ========      ========      ========
          Income tax benefit:
             As previously reported                             $        19           48            37
             Adjustment for effect of adopting
                equity method of accounting for BET                      --           --            (1)
             Adjustment to restate amortization of
                of intangibles upon reallocation of
                purchase price
             Adjustment to reflect Cablevision                           --            8             1
                operations on a current basis                            --            3            (1)
                                                                   --------     --------      --------
             As adjusted                                        $        19           59            36             6
                                                                   ========     ========      ========      ========

          Net earnings (loss):
             As previously reported                             $       (45)         (83)           36
             Adjustment for effect of adopting
                equity method of accounting for BET                       1           --            --
             Adjustment to restate amortization of
                of intangibles upon reallocation of
                purchase price
             Adjustment to reflect Cablevision                           --          (12)           (3)
                operations on a current basis                            --           --            (1)
                                                                   --------     --------      --------
             As adjusted                                        $       (44)         (95)           32           (64)
                                                                   ========     ========      ========      ========

          Primary and fully diluted earnings
             (loss) attributable to common
             stockholders per common and
             common equivalent share:

                TCI Class A and Class B common stock
                    As previously reported                      $      (.08)        (.14)          .12
                    Adjustment for effect of adopting equity
                       method of accounting for BET                      --           --            --
                    Adjustment to restate amortization of
                       of intangibles upon reallocation of
                       purchase price
                    Adjustment to reflect Cablevision                    --         (.02)           --
                       operations on a current basis                     --           --            --
                                                                   --------     --------      --------
                    As adjusted                                 $      (.08)        (.16)          .12           N/A
                                                                   ========     ========      ========


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements




                                                                     1st            2nd            3rd            4th
                                                                   Quarter        Quarter        Quarter        Quarter
                                                                   -------        -------        -------        -------
                                                                                   amounts in millions,
          1995 (continued):                                                      except per share amounts
          ----------------
                   Series A and Series B TCI Group Stock
                      As previously reported                                                 $   (.09)
                      Adjustment to reflect Cablevision
                         operations on a current basis                                             --
                                                                                             --------
                      As adjusted                                    N/A           N/A       $   (.09)          (.07)
                                                                                             ========       ========

                   Series A and Series B Liberty Group Stock
                      As previously reported                                                 $   (.02)
                      Adjustment for effect of adopting equity
                         method of accounting for BET                                              --
                      Adjustment to restate amortization of
                         of intangibles upon reallocation of
                         purchase price                                                          (.01)
                                                                                             --------
                      As adjusted                                    N/A           N/A       $   (.03)          (.13)
                                                                                             ========       ========

          1994:
          ----

             Revenue                                           $     1,060        1,081         1,286          1,509

             Operating income                                  $       234          205           186            163

             Income tax expense:
                As previously reported                         $       (31)         (21)          (33)           (31)
                Adjustment for effect of adopting
                  equity method of accounting for
                  investments:
                     QVC                                                --           (1)           --             (2)
                     BET                                                --           --            --             (1)
                                                                  --------     --------      --------       --------
                As adjusted                                    $       (31)         (22)          (33)           (34)
                                                                  ========     ========      ========       ========

             Net earnings (loss):
                As previously reported                         $        32            6            25             (8)
                Adjustment for effect of adopting
                  equity method of accounting for
                  investments:
                     QVC                                                --           --             2              3
                     BET                                                --            1            --              1
                                                                  --------     --------      --------       --------
                As adjusted                                    $        32            7            27             (4)
                                                                  ========     ========      ========       ========

             Primary and fully diluted
                earnings (loss) attributable to
                common stockholders per
                common and common equivalent
                share:
                   As previously reported                      $       .07          .01           .04           (.02)
                   Adjustment for effect of adopting
                      equity method of accounting for
                       investments:
                     QVC                                                --           --            --            .01
                     BET                                                --           --            --             --
                                                                  --------     --------      --------       --------
                   As adjusted                                 $       .07          .01           .04           (.01)
                                                                  ========     ========      ========       ========

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(18)     Subsequent Event (Unaudited)

         On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International, Inc, and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").

         The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

         Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of
         4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995


Management's Discussion and Analysis of
  Financial Condition and Results of Operations


         The following discussion and analysis should be read in conjunction with the Company's Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995 included herein. The following discussion focuses on material changes in the trends, risks and uncertainties affecting the Company's results of operations and financial condition.


(1)      Material changes in financial condition:

         The Company is organized based upon four lines of business: Domestic Cable and Communications; Programming; TINTA; and Technology/Venture Capital. Such organization provides for financial and operational independence in the four operating units, each under the direction of its own chief executive officer, while maintaining the synergies and scale economies provided by a common corporate parent. While neither TINTA nor the Technology/Venture Capital unit is currently significant to the Company as a whole, the Company believes each unit has growth potential and each unit is unique enough in nature to warrant separate operational focus.

         On August 10, 1995, TCI distributed to its security holders of record one hundred percent of the equity value of TCI attributable to Liberty Media Group. The Liberty Group Stock is intended to reflect the separate performance of Liberty Media Group. While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. The TCI Group Stock is intended to reflect the performance of TCI Group.

         Subsidiaries of the Company, Comcast, Cox and Sprint are partners in Sprint Spectrum which was formed to engage in the business of providing wireless communications services on a nationwide basis. The Company owns an indirect 30% interest in Sprint Spectrum. Sprint Spectrum was the successful bidder for PCS licenses for 29 markets in an auction conducted by the FCC that ended in March 1995. The aggregate license cost for these licenses was approximately $2.1 billion, all of which has been paid. Sprint Spectrum may elect to bid in subsequent auctions of PCS licenses and/or acquire PCS licenses from other holders, has invested in APC which holds the PCS license for the Washington-Baltimore market, has agreed to invest in the entity that will hold the PCS license for the Los Angeles-San Diego market, and may invest in other entities that hold PCS licenses. Subsidiaries of Cox, Sprint and the Company are also partners in PhillieCo which holds a PCS license for the Philadelphia market which was acquired at a license cost of $85 million. The Company has an indirect 35.3% interest in PhillieCo.


         The capital that Sprint Spectrum will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial. Pursuant to the business plan adopted by the partners in Sprint Spectrum for the build out of Sprint Spectrum's nationwide network, the partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company has agreed to contribute approximately $0.6 billion of such aggregate amount, $0.2 billion of which was contributed during the nine months ended September 30, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(1)      Material changes in financial condition (continued):

         On July 31, 1996, TCIC consummated the Viacom Acquisition whereby TCIC acquired all of the common stock of Cable Sub which owned Viacom's cable systems and related assets.

         The transaction was structured as a tax-free reorganization in which Cable Sub initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to New Viacom Sub. Cable Sub also transferred to New Viacom Sub the proceeds of the Loan Facility. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

         Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of Viacom Common Stock the opportunity to exchange a portion of their shares of Viacom Common Stock for shares of Cable Sub Class A Stock. Immediately following the completion of the Exchange Offer, TCIC acquired from Cable Sub shares of Cable Sub Class B common stock for $350 million. At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into Exchangeable Preferred Stock. For additional discussion of the Viacom Acquisition, see note 7 to the accompanying consolidated financial statements.

         In February 1996, TINTA issued $345 million (before deducting offering costs of $9 million) of 4.5% convertible subordinated debentures. TINTA anticipates that it will use the net proceeds to fund capital contributions to certain of its equity investees.

         Additionally, during the nine months ended September 30, 1996, the Company, through certain subsidiaries, issued (i) 4.6 million shares of Cumulative Exchangeable Preferred Stock for net cash proceeds of $223 million,
(ii) 20 million preferred securities of 8.72% Trust Originated Preferred Securities(SM) for net cash proceeds of $486 million (through a special purpose entity formed as a Delaware business trust) (iii) 20 million preferred securities of 10% Trust Preferred Securities for net cash proceeds of $485 million (through a special purpose entity formed as a Delaware business trust) and (iv) $2.06 billion of publicly-placed senior and medium term notes with interest rates ranging from 6.2% to 7.9% and maturity dates ranging through 2026. The Company used the proceeds from the aforementioned debt and equity issuances to retire commercial paper and to repay certain variable and fixed-rate indebtedness. In connection with the prepayment of certain fixed-rate indebtedness, the Company recognized a loss on early extinguishment of debt of $62 million. Such loss related to prepayment penalties amounting to $60 million and the retirement of deferred loan costs.

         The Company has a credit facility which matures in September of 1997. The outstanding balance of such facility was $387 million at September 30, 1996. The Company currently anticipates that it will refinance such borrowings, but there can be no assurance that it can do so on terms acceptable to the Company.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(1)      Material changes in financial condition (continued):

         During the second quarter of 1996, certain subsidiaries of the Company terminated, at such subsidiaries' option, certain revolving bank credit facilities with aggregate commitments of approximately $2 billion. The Company does not believe that such terminations will adversely affect its future liquidity. At September 30, 1996, subsidiaries of the Company had approximately $2.2 billion of availability under lines of credit, excluding amounts related to lines of credit which provide availability to support commercial paper. Although such subsidiaries of the Company were in compliance with the restrictive covenants contained in their credit facilities at said date, additional borrowings under the credit facilities are subject to the subsidiaries' continuing compliance with the restrictive covenants (which relate primarily to the maintenance of certain ratios of cash flow to total debt and cash flow to debt service, as defined in the credit facilities) after giving effect to such additional borrowings. See note 8 to the accompanying consolidated financial statements for additional information regarding the material terms of the subsidiaries' lines of credit.

         One measure of liquidity is commonly referred to as "interest coverage." Interest coverage, which is measured by the ratio of Operating Cash Flow (operating income before depreciation, amortization and other non-cash operating credits or charges) ($1,706 million and $1,510 million for the nine months ended September 30, 1996 and 1995, respectively) to interest expense ($803 million and $746 million for the nine months ended September 30, 1996 and 1995, respectively), is determined by reference to the consolidated statements of operations. The Company's interest coverage ratio was 212% and 202% for the nine months ended September 30, 1996 and 1995, respectively. Management of the Company believes that the foregoing interest coverage ratio is adequate in light of the consistent and nonseasonal nature of its cable television operations and the relative predictability of the Company's interest expense, almost half of which results from fixed rate indebtedness. Operating Cash Flow is a measure of value and borrowing capacity within the cable television industry and is not intended to be a substitute for cash flows provided by operating activities, a measure of performance prepared in accordance with generally accepted accounting principles, and should not be relied upon as such. Operating Cash Flow, as defined, does not take into consideration substantial costs of doing business, such as interest expense, and should not be considered in isolation to other measures of performance.

         Another measure of liquidity is net cash provided by operating activities, as reflected in the accompanying consolidated statements of cash flows. Net cash provided by operating activities ($844 million and $670 million for the nine months ended September 30, 1996 and 1995, respectively) reflects net cash from the operations of the Company available for the Company's liquidity needs after taking into consideration the aforementioned additional substantial costs of doing business not reflected in Operating Cash Flow. Amounts expended by the Company for its investing activities exceed net cash provided by operating activities. However, management believes that net cash provided by operating activities, the ability of the Company and its subsidiaries to obtain additional financing (including the subsidiaries available lines of credit and access to public debt markets), issuances and sales of the Company's equity or equity of its subsidiaries, and proceeds from disposition of assets will provide adequate sources of short-term and long-term liquidity in the future. See the Company's consolidated statements of cash flows included in the accompanying consolidated financial statements.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(1)      Material changes in financial condition (continued):

         In late April, 1996, TCIC was notified by Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. that those rating agencies had downgraded by one level their respective ratings of TCIC's senior debt to the first level below investment grade. Fitch Investors Service, L.P. reaffirmed its rating for TCIC's senior debt at the last level of investment grade. On October 18, 1996, Standard and Poor's Securities, Inc. ("Standard & Poor's) issued a press release stating that TCIC's senior debt would be placed on CreditWatch with negative implications. TCIC's senior debt is currently rated BBB- by Standard & Poor's (the last level of investment grade). A downgrade by Standard & Poor's of TCIC's senior debt would lower such debt to the first level below investment grade. These actions are expected to marginally increase TCIC's cost of borrowings under certain bank credit facilities, and may adversely affect TCIC's access to the public debt market and its overall cost of future borrowings.

         In order to achieve the desired balance between variable and fixed rate indebtedness and to diminish its exposure to extreme increases in variable interest rates, the Company has entered into various interest rate exchange agreements. Pursuant to the interest rate exchange agreements, the Company pays (i) fixed interest rates ranging from 7.2% to 9.3% on notional amounts of $460 million at September 30, 1996 and (ii) variable interest rates on notional amounts of $2,450 million at September 30, 1996. During the nine months ended September 30, 1996 and 1995, the Company's net payments pursuant to the Fixed Rate Agreements were $3 million and $1 million, respectively; and the Company's net receipts pursuant to the Variable Rate Agreements were $11 million and less than $1 million, respectively. The Company is exposed to credit losses for the periodic settlements of amounts due under the interest rate exchange agreements in the event of nonperformance by the other parties to the agreements.
However, the Company does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

         The Company has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $307 million at September 30, 1996. Although there can be no assurance, management of the Company believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such obligations, that they will not be material to the Company.

         The Company is obligated to pay fees for the rights to exhibit certain films that are released by various producers through 2009. Based on subscriber levels at September 30, 1996, these agreements require minimum payments aggregating approximately $624 million. The aggregate amount of the Film Licensing Obligations under other license agreements is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, the Company's aggregate payments under the Film Licensing Obligations could prove to be significant.

         The Company has made certain financial commitments related to the acquisition of sports program rights through 2004. At September 30, 1996, such commitments aggregated $228 million.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(1)      Material changes in financial condition (continued):

         The Company's various partnerships and other affiliates accounted for under the equity method generally fund their acquisitions, required debt repayments and capital expenditures through borrowings under and refinancing of their own credit facilities (which are generally not guaranteed by the Company) and through net cash provided by their own operating activities.

         The Company's subsidiaries generally finance acquisitions and capital expenditures through net cash provided by operating and financing activities. Amounts expended for acquisitions and capital expenditures exceed net cash provided by operating activities.

(2)      Material changes in results of operations:

         Communications and Programming Services Revenue

         On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, the Company's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. The regulations established benchmark rates in 1993 which were further reduced in 1994, to which the rates charged by cable operators for Regulated Services were required to conform.

         The Company reduced its rates in 1993 and 1994 and limited its rate increases in 1995 and 1996 in response to FCC regulations. The Company believes that it has complied in all material respects with the provisions of the 1992 Cable Act, including its rate setting provisions. However, the Company's rates for Regulated Services are subject to review by the FCC, if a complaint has been filed, or by the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

         On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Telecom Act") was signed into law. Because the 1996 Telecom Act does not deregulate cable programming service tier rates until 1999 (and basic service tier rates will remain regulated thereafter), the Company believes that the 1993 and 1994 rate regulations have had and will continue to have a material adverse effect on its results of operations.

         Revenue from communications and programming services increased 25% and 27% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. In the Company's regulated cable systems, the Company implemented rate increases for its Regulated Services in June 1996. As allowed by FCC regulations, such rate increases include amounts intended to recover increased programming costs incurred during the first five months of 1996 and not previously recovered, as well as interest on said amounts.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(2)      Material changes in results of operations (continued):

         The increase in revenue for the three months ended September 30, 1996 is due to the net effect of certain acquisitions (including the Viacom Acquisition) (14%), increases in rates charged to the Company's subscribers due to inflation, programming cost increases as previously discussed and channel additions (5%), growth in the Company's satellite subscribers (3%), growth in subscriber levels within the Company's cable television systems (3%) and increases in the Company's domestic and international programming and other revenue (4%) offset by a 4% decrease due to the deconsolidation of the Company's sports programming businesses (see discussion below). The increase in revenue for the nine months ended September 30, 1996 is due to the effect of certain acquisitions (including the Viacom Acquisition) (12%), growth in the Company's satellite subscribers (5%), increases in rates charged to the Company's subscribers as noted above (5%), growth in subscriber levels within the Company's cable television systems (2%) and increases in the Company's domestic and international programming and other revenue (4%) offset by a 1% decrease due to the deconsolidation of the Company's sports programming businesses (see discussion below).

         TCI's domestic programming services contributed $298 million and $371 million of revenue for the nine months ended September 30, 1996 and 1995, respectively. This revenue was attributable to subscription and advertising revenue at TCI's sports programming businesses through April 29, 1996 (see related discussion below), revenue from Netlink USA, a marketer and distributor of programming to the United States home satellite dish subscriber market and subscription revenue generated by Southern and Encore Media Corporation.

        As of April 29, 1996, Liberty Media Group, News Corp. and TINTA formed two sports programming ventures. In the United States, Liberty Media Group and News Corp. formed the Fox-Liberty Venture into which Liberty Media Group contributed interests in its national and regional sports networks and into which News Corp. contributed its fx cable network and certain other assets. Liberty Media Group received a 50% interest in the Fox-Liberty Venture and $350 million in cash.

        Internationally, News Corp. and the Liberty-TINTA LLC formed the International Venture to operate currently existing sports services in Latin American and Australia and a variety of new sports services throughout the world except in Asia and in the United Kingdom, Japan and New Zealand where prior arrangements preclude an immediate collaboration. The Liberty-TINTA LLC owns 50% of the International Venture with News Corp. owning the other 50%. News Corp. contributed various international sports rights and certain trademark rights. The Liberty-TINTA LLC contributed Prime Deportiva, a Spanish language sports service distributed in Latin America and in Hispanic markets in the United States; an interest in Torneos y Competencias S.A., an Argentinean sports programming and production business; various international sports and satellite transponder rights and cash. The Liberty-TINTA LLC also contributed their 50% interest in Premiere Sports and All-Star Sports. Both are Australian 24-hour sports services available via MMDS or cable television.

         As part of the formation of the International Venture, the Liberty-TINTA LLC is entitled to receive from News Corp. 7.5% of the outstanding stock of Star Television Limited. Upon delivery of such stock to the Liberty-TINTA LLC, News Corp. is entitled to receive from the Liberty-TINTA LLC $20 million and rights under various Asian sports programming agreements. Star Television Limited operates a satellite-delivered television platform in Asia.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(2)      Material changes in results of operations (continued):

         Net Sales From Electronic Retailing Services

         HSN's net sales from electronic retailing services increased 8% and 11% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods in 1995. Such increases are due primarily to 22% and 13% increases in the number of packages shipped and a decrease of 14% and an increase of 1% in the average price per unit sold.

         HSN believes that seasonality does impact its business, but not to the same extent it impacts the retail industry in general.


         In August 1996, the Company, HSN and Silver King entered into a series of agreements which provided for a merger of HSN with a subsidiary and an exchange by the Company of the Silver King shares it would receive in such merger for additional shares of BDTV. If consummated, HSN would cease to be a subsidiary of the Company and therefore, the financial results of HSN would not be consolidated with the financial results of the Company. Although the Company would cease to possess voting control over HSN, it would continue to have an indirect equity interest in HSN through its ownership of the equity securities of BDTV, as well as a direct interest in HSN which would be exchangeable into shares of Silver King. No assurance can be given that the transaction will be consummated. Such transactions were consummated in December of 1996. For additional discussion of the foregoing transaction, see note 12 to the accompanying consolidated financial statements.


         Operating Costs and Expenses

         Operating expenses increased 33% and 35% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. Exclusive of the effects of acquisitions (10% and 13%) and Primestar (2% and 3%) (see discussion below), such expenses increased 21% and 19%. Programming and salary expenses accounted for the majority of such increases. The Company cannot determine whether and to what extent increases in the cost of programming will affect its future operating costs. However, such programming costs have increased at a greater percentage than increases in revenue of Regulated Services.

         For the three months and nine months ended September 30, 1996, cost of sales decreased $3 million or 2% and increased $33 million or 8%, respectively, as compared to the same periods in 1995. As a percentage of net sales, cost of sales decreased from 65% to 59% and from 64% to 62% for the three months and nine months ended September 30, 1996, as compared to the corresponding periods in 1995. Such decrease are due to promotional events in 1995 which had the effect of lowering revenue but not cost of sales and to a change in product sales mix in 1996.

         Selling general and administrative expenses ("SG&A") increased 27% and 30% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. Exclusive of the effects of acquisitions (6% and 7%) and Primestar (7% and 9%) (see discussion below), SG&A increased 14% and 14%. Such increases are due primarily to salaries, related payroll expenses and those expenses that vary with revenue and/or subscribers. Additionally, during the nine months ended September 30, 1996 and 1995, the Company incurred $34 million and $14 million, respectively, of costs related to newly created material support centers, initiatives to improve its customer service and the continued redesign of its computer and accounting systems.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(2)      Material changes in results of operations (continued):


         The Company had an interest in Primestar, which provides programming and marketing support to its partners who distribute a multi-channel programming service via a medium power communications satellite to home satellite dish owners. During the three months and nine months ended September 30, 1996, the Company's revenue and expenses related to its Primestar satellite service increased significantly over the corresponding periods in 1995 as the number of the Company's Primestar subscribers increased from approximately 370,000 subscribers at September 30, 1995 to approximately 735,000 subscribers at September 30, 1996. During the three months ended September 30, 1996, revenue increased from $59 million to $110 million and operating, selling, general and administrative expenses increased from $54 million to $108 million, as compared to the three months ended September 30, 1995. During the nine months ended September 30, 1996, revenue increased from $120 million to $304 million and operating, selling, general and administrative expenses increased from $111 million to $295 million, as compared to the nine months ended September 30, 1995.



         In June 1996, the Company announced its intention to pursue a tax-free spin-off of SatCo to the holders of TCI Group Stock. At the time of the Satellite Spin-Off, SatCo's assets and operations will include the Company's interest in Primestar and the Company's business of distributing Primestar programming. The Satellite Spin-Off was completed in the fourth quarter of 1996. SatCo's operations will no longer be consolidated with the Company's.


         The increase in the Company's depreciation expense in 1996 is due to acquisitions, as well as increased capital expenditures due to a program to upgrade and install optical fiber technology in the Company's cable systems. The increase in amortization expense in 1996 is due to acquisitions.

         The Company records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES
                Nine months ended September 30, 1996 and 1995




(2)      Material changes in results of operations (continued):

         Other Income (Expense) and Net Loss

         At September 30, 1996, the Company had an effective ownership interest of approximately 27% in TeleWest, a company that is currently operating and constructing cable television and telephone systems in the United Kingdom ("UK"). TeleWest, which is accounted for under the equity method, had a carrying value at September 30, 1996 of $459 million and comprised $99 million and $43 million of the Company's share of its affiliates' losses during the nine months ended September 30, 1996 and 1995, respectively. The increase in the Company's share of losses of TeleWest is due, in part, to an increase in TeleWest's interest expense and foreign currency translation losses related to the issuance of dollar denominated debentures by TeleWest. In addition, the Company has other less significant investments accounted for under the equity method in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries. In the aggregate, such other equity method investments had a carrying value of $407 million at September 30, 1996 and accounted for $55 million and $38 million of the Company's share of its affiliates' losses for the nine months ended September 30, 1996 and 1995, respectively. Additionally, included in share of losses of affiliates for the nine months ended September 30, 1996 is $112 million attributable to Sprint Spectrum. Such amount includes $34 million associated with prior periods.

         The Company is reflecting minority interests in earnings of consolidated subsidiaries of $28 million and $32 million for the three months and nine months ended September 30, 1996, respectively, as compared to minority interests in losses of consolidated subsidiaries for the corresponding periods in 1995. Such changes are due primarily to the accrual of dividends on the Trust Securities in 1996. See note 9 to the accompanying consolidated financial statements.

         As a result of the TCG IPO, the Company recognized a gain of $12 million during the third quarter of 1996. As a result of the TINTA IPO and the TYC Acquisition, the Company recognized a gain of $123 million during the third quarter of 1995. There is no assurance that the Company will realize similar gains in future periods. See notes 5 and 11 to the accompanying consolidated financial statements.

         As a result of the consummation of the TBS/Time Warner Merger, the Company will recognize a gain of approximately $1.5 billion in the fourth quarter of 1996. See note 6 to the accompanying consolidated financial statements.

         The Company's net loss (before preferred stock dividend requirements) of $136 million for the three months ended September 30, 1996 represents a change of $168 million, as compared to the Company's net earnings (before preferred stock dividend requirements) of $32 million for the three months ended September 30, 1995. The Company's net loss (before preferred stock dividend requirements) of $438 million for the nine months ended September 30, 1996 represents an increase of $331 million, as compared to the Company's net loss (before preferred stock dividend requirements) of $107 million for the nine months ended September 30, 1995. Such changes are primarily the result of the gain recognized in 1995 related to the TINTA IPO, an increase in share of losses of affiliates, including the aforementioned share of losses from TeleWest and Sprint Spectrum, loss on early extinguishment of debt resulting primarily from the prepayment of certain fixed-rate indebtedness and the change in minority interests in losses (earnings) of consolidated subsidiaries discussed above.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                          Consolidated Balance Sheets
                                  (unaudited)


                                                                      September 30,          December 31,
                                                                           1996                 1995
                                                                      -------------          ------------
Assets                                                                        amounts in millions
------
Cash                                                                    $     465                  118

Trade and other receivables, net                                              430                  407

Inventories, net                                                               91                  104

Prepaid expenses                                                               95                   65

Prepaid program rights                                                         47                   47

Committed film inventory                                                      136                  122

Investments in affiliates, accounted for under the equity method,
   and related receivables (note 5)                                         2,714                2,372

Investment in Turner Broadcasting System, Inc. ("TBS") (note 6)             1,022                  955

Property and equipment, at cost:
   Land                                                                        94                   88
   Distribution systems                                                    11,286                9,545
   Support equipment and buildings                                          1,753                1,429
                                                                        ---------               ------
                                                                           13,133               11,062
   Less accumulated depreciation                                            4,366                3,653
                                                                        ---------               ------
                                                                            8,767                7,409
                                                                        ---------               ------

Franchise costs                                                            17,486               14,322
   Less accumulated amortization                                            2,349                2,092
                                                                        ---------               ------
                                                                           15,137               12,230
                                                                        ---------               ------

Other assets, at cost, net of amortization                                  1,671                1,748
                                                                        ---------               ------
                                                                        $  30,575               25,577
                                                                        =========               ======


                                                                     (continued)

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                                 (unaudited)

                                                                        September 30,        December 31,
                                                                            1996                 1995
                                                                        -------------        ------------
 Liabilities and Stockholders' Equity                                          amounts in millions
 ------------------------------------
 Accounts payable                                                       $        200                243

 Accrued interest                                                                170                233

 Accrued programming expense                                                     394                318

 Other accrued expenses                                                        1,178              1,114

 Debt (note 8)                                                                15,118             13,211

 Deferred income taxes                                                         5,731              4,584

 Other liabilities                                                               183                195
                                                                        ------------            -------
      Total liabilities                                                       22,974             19,898
                                                                        ------------            -------

 Minority interests in equity of consolidated subsidiaries                     1,585                651

 Redeemable preferred stock                                                      654                478

 Company-obligated mandatorily redeemable preferred securities of subsidiary trusts ("Trust Securities") holding solely
   subordinated debt securities of TCI Communications, Inc.
   ("TCIC")(note 9)                                                            1,000                 --

 Stockholders' equity (notes 2 and 9):
   Series Preferred Stock, $.01 par value Class B 6% Cumulative
      Redeemable Exchangeable Junior Preferred Stock, $.01 par
      value                                                                       --                 --
   Tele-Communications, Inc. Series A TCI Group common stock, $1 par value. Authorized 1,750,000,000 shares; issued
      684,974,998 shares in 1996 and 672,211,009 shares in 1995                  685                672
   Tele-Communications, Inc. Series B TCI Group common stock, $1 par value. Authorized 150,000,000 shares; issued 84,663,501
      shares in 1996 and 84,691,554 shares in 1995                                85                 85
   Tele-Communications, Inc. Series A Liberty Media Group common stock, $1 par value.  Authorized 750,000,000 shares; issued
      146,078,965 shares in 1996 and 142,896,264 shares in 1995                  146                143
   Tele-Communications, Inc. Series B Liberty Media Group common stock, $1 par value.  Authorized 75,000,000 shares; issued
      21,192,269 shares in 1996 and 21,196,868 shares in 1995                     21                 21
   Additional paid-in capital                                                  4,308              4,068
   Cumulative foreign currency translation adjustment                            (12)                (9)
   Unrealized holding gains for available-for-sale securities, net
      of taxes                                                                   335                338
   Accumulated deficit                                                          (892)              (454)
                                                                        ------------            -------
                                                                               4,676              4,864
   Treasury stock, at cost (100,524,365 shares and 100,524,364
      shares of Series A TCI Group common stock in 1996 and 1995)               (314)              (314)
                                                                        ------------            -------
          Total stockholders' equity                                           4,362              4,550
                                                                        ------------            -------
 Commitments and contingencies (note 12)
                                                                        $     30,575             25,577
                                                                        ============            =======

See accompanying notes to consolidated financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                     Consolidated Statements of Operations
                                  (unaudited)

                                                                   Three months ended                Nine months ended
                                                                      September 30,                    September 30,
                                                                -----------------------          --------------------------
                                                                 1996             1995             1996               1995
                                                                -------          ------          -------             ------
                                                                                    amounts in millions,
                                                                                  except per share amounts
Revenue (note 7):
  Communications and programming services                       $ 1,901           1,521            5,355              4,229
  Net sales from electronic retailing services                      234             217              734                659
                                                                -------          ------          -------             ------
                                                                  2,135           1,738            6,089              4,888
                                                                -------          ------          -------             ------
Operating costs and expenses:
  Operating                                                         723             544            2,056              1,524
  Cost of sales from electronic retailing services                  137             140              453                420
  Selling, general and administrative                               669             521            1,874              1,434
  Compensation relating to stock appreciation rights                 --               8               --                 26
  Adjustment to compensation relating to stock
     appreciation rights                                            (11)             --              (16)                --
  Restructuring charges                                              --               6               --                  8
  Depreciation                                                      258             228              769                660
  Amortization                                                      136             115              381                325
                                                                -------          ------          -------             ------
                                                                  1,912           1,562            5,517              4,397
                                                                -------          ------          -------             ------
         Operating income                                           223             176              572                491

Other income (expense):
  Interest expense                                                 (277)           (262)            (803)              (746)
  Interest and dividend income                                       18              18               42                 36
  Share of losses of affiliates, net (note 5)                       (97)            (63)            (308)              (134)
  Loss on early extinguishment of debt (note 8)                      (7)             --              (73)                --
  Minority interests in losses (earnings) of consolidated
     subsidiaries, net                                              (28)             19              (32)                40
  Gain on sale of subsidiary stock (note 11)                         --             123               --                123
  Gain on sale of stock by equity investee (note 5)                  12              --               12                 --
  Other, net                                                        (13)            (17)              (8)               (27)
                                                                -------          ------          -------             ------
                                                                   (392)           (182)          (1,170)              (708)
                                                                -------          ------          -------             ------
     Loss before income taxes                                      (169)             (6)            (598)              (217)

Income tax benefit                                                   33              38              160                110
                                                                -------          ------          -------             ------
     Net earnings (loss) (note 7)                                  (136)             32             (438)              (107)

Dividend requirements on preferred stocks                            (9)             (9)             (27)               (26)
                                                                -------          ------          -------             ------
     Net earnings (loss) attributable to common
         stockholders                                           $  (145)             23             (465)              (133)
                                                                =======          ======          =======             ======
Net earnings (loss) attributable to common stockholders:
     TCI Class A and Class B common stock                       $    --              85               --                (71)
     TCI Group Series A and Series B common stock                  (162)            (57)            (501)               (57)
     Liberty Media Group Series A and Series B common
         stock                                                       17              (5)              36                 (5)
                                                                -------          ------          -------             ------
                                                                $  (145)             23             (465)              (133)
                                                                =======          ======          =======             ======
Net earnings (loss) attributable to common stockholders
     per common share (notes 3 and 7):
     TCI Class A and Class B common stock                       $    --             .12               --               (.11)
     TCI Group Series A and Series B common stock               $  (.24)           (.09)            (.75)              (.09)
     Liberty Media Group Series A and Series B common
         stock                                                  $   .10            (.03)             .22               (.03)


See accompanying notes to consolidated financial statements.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                 Consolidated Statement of Stockholders' Equity

                      Nine months ended September 30, 1996
                                  (unaudited)





                                                                                       Common Stock
                                                                      ----------------------------------------------
                                                         Class B           TCI Group            Liberty Media Group      Additional
                                                        Preferred     ------------------       ---------------------       paid-in
                                                          Stock       Series A  Series B       Series A     Series B       capital
                                                        ---------     --------  --------       --------     --------     ----------
                                                                                     amounts in millions
Balance at January 1, 1996                                   $ --       672           85          143              21       4,068

   Net loss                                                    --        --           --           --              --          --
   Issuance of common stock for acquisition                    --        11           --            3              --         255
   Issuance of common stock upon conversion of notes           --         1           --           --              --          --
   Issuance of common stock upon conversion of
     preferred stock                                           --         1           --           --              --          15
   Accreted dividends on all classes of preferred
     stock                                                     --        --           --           --              --         (27)
   Accreted dividends on all classes of preferred
     stock not subject to mandatory redemption
     requirements                                              --        --           --           --              --           7
   Payment of preferred stock dividends                        --        --           --           --              --         (10)
   Foreign currency translation adjustment                     --        --           --           --              --          --
   Change in unrealized holding gains for available-
     for-sale securities                                       --        --           --           --              --          --
                                                             ----      ----         ----         ----            ----      ------
Balance at September 30, 1996                                $ --       685           85          146              21       4,308
                                                             ====      ====         ====         ====            ====      ======

                                                                  Unrealized
                                                                    holding
                                                   Cumulative      gains for
                                                     foreign       available-
                                                    currency       for-sale                                         Total
                                                   translation    securities,       Accumulated      Treasury    stockholders'
                                                   adjustment     net of taxes        deficit         stock         equity
                                                   -----------    ------------      -----------      --------    -------------
                                                                                amounts in millions
Balance at January 1, 1996                              (9)           338               (454)           (314)        4,550

   Net loss                                             --             --               (438)             --          (438)
   Issuance of common stock for acquisition             --             --                 --              --           269
   Issuance of common stock upon conversion of notes    --             --                 --              --             1
   Issuance of common stock upon conversion of
     preferred stock                                    --             --                 --              --            16
   Accreted dividends on all classes of preferred
     stock                                              --             --                 --              --           (27)
   Accreted dividends on all classes of preferred
     stock not subject to mandatory redemption
     requirements                                       --             --                 --              --             7
   Payment of preferred stock dividends                 --             --                 --              --           (10)
   Foreign currency translation adjustment              (3)            --                 --              --            (3)
   Change in unrealized holding gains for available-
     for-sale securities                                --             (3)                --              --            (3)
                                                     -----           ----              -----            ----        ------
Balance at September 30, 1996                          (12)           335               (892)           (314)        4,362
                                                     =====           ====              =====            ====        ======


See accompanying notes to consolidated financial statements.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                                 (unaudited)

                                                                                      Nine months ended
                                                                                        September 30,
                                                                                    ---------------------
                                                                                     1996           1995
                                                                                    ------         ------
                                                                                     amounts in millions
                                                                                         (see note 4)
Cash flows from operating activities:
  Net loss                                                                          $  (438)         (107)
  Adjustments to reconcile net loss to net cash provided by operating activities:
       Depreciation and amortization                                                  1,150           985
       Compensation relating to appreciation rights                                      --            26
       Adjustment to compensation relating to stock appreciation rights                 (16)           --
       Share of losses of affiliates                                                    308           134
       Loss on early extinguishment of debt                                              73            --
       Minority interests in earnings (losses)                                           32           (40)
       Gain on sale of subsidiary stock                                                  --          (123)
       Gain on sale of stock by equity investee                                         (12)           --
       Deferred income tax benefit                                                     (178)         (152)
       Other noncash charges                                                              3             2
       Changes in operating assets and liabilities, net of the effect of acquisitions:
            Change in receivables                                                       (20)           14
            Change in inventories                                                        11           (18)
            Change in prepaids                                                          (32)          (86)
            Change in accrued interest                                                  (64)          (18)
            Change in other accruals and payables                                        27            53
                                                                                    -------        ------
               Net cash provided by operating activities                                844           670
                                                                                    -------        ------
Cash flows from investing activities:
  Cash paid for acquisitions                                                            (62)         (251)
  Capital expended for property and equipment                                        (1,526)       (1,205)
  Additional investments in and loans to affiliates and others                         (677)         (958)
  Repayments of loans to affiliates                                                     329            20
  Proceeds from disposition of assets                                                   255            29
  Other investing activities                                                           (148)         (209)
                                                                                    -------        ------
              Net cash used in investing activities                                  (1,829)       (2,574)
                                                                                    -------        ------

Cash flows from financing activities:
  Borrowings of debt                                                                  7,449         7,088
  Repayments of debt                                                                 (7,476)       (5,970)
  Prepayment penalties                                                                  (60)           --
  Issuance of Trust Securities                                                          971            --
  Issuance of subsidiary preferred stock                                                223            --
  Contributions by minority shareholders of subsidiaries                                315            --
  Issuance of common stock                                                               --           431
  Proceeds from sale of subsidiary stock                                                 --           445
  Payment of preferred stock dividends                                                  (34)          (22)
  Payment of dividends on subsidiary preferred stock and Trust Securities               (56)           --
                                                                                    -------        ------
              Net cash provided by financing activities                               1,332         1,972
                                                                                    -------        ------
              Net increase in cash                                                      347            68

              Cash at beginning of period                                               118            74
                                                                                    -------        ------
              Cash at end of period                                                 $   465           142
                                                                                    =======        ======


See accompanying notes to consolidated financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                               September 30, 1996
                                  (unaudited)


(1)      General

         The accompanying consolidated financial statements include the accounts of Tele-Communications, Inc. and those of all majority-owned subsidiaries ("TCI" or the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         The accompanying interim consolidated financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the full year. These consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in TCI's Annual Report on Form 10-K for the year ended December 31, 1995.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Certain amounts have been reclassified for comparability with the 1996 presentation.

         In June 1996, the Company announced its intention to pursue a tax-free spin-off (the "Satellite Spin-Off") of its direct broadcast satellite subsidiary, TCI Satellite Entertainment, Inc. ("SatCo"), to the holders of TCI Group Stock. At the time of the Satellite Spin-Off, SatCo's assets and operations will include the Company's interest in PRIMESTAR Partners, L.P. ("Primestar") and the Company's business of distributing Primestar programming. Although there is no assurance, the Satellite Spin-Off is anticipated to be completed in the fourth quarter of 1996. Upon completion of the Satellite Spin-Off, SatCo's operations will no longer be consolidated with the Company's.

         In March of 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("Statement No. 121"), effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted Statement No. 121 effective January 1, 1996. Such adoption did not have a significant effect on the financial position or results of operations of the Company.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Pursuant to Statement No. 121, the Company periodically reviews the carrying amount of its long-lived assets, franchise costs and certain other assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. The Company considers historical and expected future net operating losses to be its primary indicators of potential impairment. Assets are grouped and evaluated for impairment at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets ("Assets"). The Company deems Assets to be impaired if the Company is unable to recover the carrying value of such Assets over their expected remaining useful life through a forecast of undiscounted future operating cash flows directly related to the Assets. If Assets are deemed to be impaired, the loss is measured as the amount by which the carrying amount of the Assets exceeds their fair value. The Company generally measures fair value by considering sales prices for similar assets or by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates.

(2)      Liberty Group Stock

         On August 3, 1995, the TCI stockholders authorized the TCI Board of Directors (the "Board") to issue a new class of stock ("Liberty Group Stock") which is intended to reflect the separate performance of TCI's business which produces and distributes cable television programming services ("Liberty Media Group"). While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to Liberty Media Group (the "Distribution") to its security holders of record on August 4, 1995. Additionally, the stockholders of TCI approved the redesignation of the previously authorized TCI Class A and Class B common stock into Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock").

         Upon the Distribution and subsequent to the redesignation of TCI Class A and Class B common stock into Series A and Series B TCI Group Stock, the TCI Group Stock is intended to reflect the separate performance of the subsidiaries and assets not attributed to Liberty Media Group, including (i) TCI's Cable and Communications unit, (ii) TCI's International Cable and Programming Unit ("TINTA") and (iii) TCI's Technology/Venture Capital unit. Such subsidiaries and assets are referred to as "TCI Group".

         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense to TCI Group or to Liberty Media Group for purposes of preparing their combined financial statements, the change in the capital structure of TCI does not affect the ownership or the respective legal title to assets or responsibility for liabilities of TCI or any of its subsidiaries. TCI and its subsidiaries will each continue to be responsible for their respective liabilities. Holders of TCI Group Stock or Liberty Group Stock are holders of common stock of TCI and continue to be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities. The issuance of Liberty Group Stock did not affect the rights of creditors of TCI.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(3)      Earnings (Loss) Per Common and Common Equivalent Share

         TCI Class A and Class B Common Stock

         Primary earnings per common and common equivalent share attributable to common stockholders for the period from July 1, 1995 through the Distribution was computed by dividing net earnings attributable to common stockholders by the weighted average number of common and common equivalent shares outstanding (703.9 million).

         Fully diluted earnings per common and common equivalent share attributable to common stockholders for the period from July 1, 1995 through the Distribution was computed by dividing earnings attributable to common stockholders by the weighted average number of common and common equivalent shares outstanding (704.0 million).

         The loss attributable to common stockholders per common share for the period from January 1, 1995 through the Distribution was computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period (648.2 million). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

         TCI Group Series A and Series B Common Stock

         The loss attributable to TCI Group stockholders per common share for the three months and nine months ended September 30, 1996 and for the period from the Distribution through September 30, 1995 was computed by dividing net loss attributable to TCI Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of TCI Group Series A and Series B common stock during the period (669.1 million, 665.0 million and 656.4 million, respectively). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

         Liberty Media Group Series A and Series B Common Stock

         Earnings attributable to Liberty Media Group stockholders per common share for the three months and nine months ended September 30, 1996 was computed by dividing net earnings attributable to Liberty Media Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of Liberty Media Group Series A and Series B common stock during the period (167.3 million and 166.2 million, respectively). Common stock equivalents were not included in the computation because their inclusion would be anti-dilutive to TCI.

         The loss attributable to Liberty Media Group stockholders per common share for the period from the Distribution through September 30, 1995 was computed by dividing net loss attributable to Liberty Media Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of Liberty Media Group Series A and Series B common stock during the period (164.1 million). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


(4)      Supplemental Disclosures to Consolidated Statements of Cash Flows

         Cash paid for interest was $867 million and $763 million for the nine months ended September 30, 1996 and 1995, respectively. Cash paid for income taxes was $8 million and $62 million for the nine months ended September 30, 1996 and 1995, respectively.

         Significant noncash investing and financing activities are as follows:

                                                                                          Nine months ended
                                                                                            September 30,
                                                                                       ------------------------
                                                                                       1996              1995
                                                                                       ----              ----
                                                                                        amounts in millions
                 Cash paid for acquisitions:
                   Fair value of assets acquired                                      $  4,661            3,394
                   Liabilities assumed, net of current assets                           (2,095)            (495)
                   Deferred tax liability recorded in acquisitions                      (1,310)          (1,095)
                   Minority interests in equity of acquired entities                      (733)              62
                   Common stock and preferred stock issued in acquisitions                (461)          (1,615)
                                                                                      --------          -------
                        Cash paid for acquisitions                                    $     62              251
                                                                                      ========          =======

                 Exchange of consolidated subsidiaries for note receivable and
                   equity investments                                                 $    560               --
                                                                                      ========          =======
                 Effect of foreign currency translation adjustment on book
                   value of foreign equity investments                                $      3                1
                                                                                      ========          =======
                 Change in unrealized gains, net of deferred income taxes, on
                   available-for-sale securities                                      $      3              294
                                                                                      ========          =======
                 Accrued preferred stock dividends                                    $     20                4
                                                                                      ========          =======
                 Exchange of common stock held by subsidiaries for Series F
                   Preferred Stock                                                    $     --              632
                                                                                      ========          =======
                 Distribution of Series A and Series B Liberty Group Stock to
                   TCI common stockholders                                            $     --              164
                                                                                      ========          =======
                 Redesignation of TCI common stock into Series A and Series B
                   TCI Group Stock                                                    $     --              656
                                                                                      ========          =======
                 Conversion of Series F Preferred Stock by subsidiary of TCI
                   into Series A TCI Group Stock                                      $     --              314
                                                                                      ========          =======
                 Conversion of debt into additional minority interest in
                   consolidated subsidiary                                            $     --               14
                                                                                      ========          =======
                 Common stock issued to subsidiaries in Reorganization
                   reflected as treasury stock                                        $     --                6
                                                                                      ========          =======
                 Common stock issued in exchange for cost investment                  $     --               73
                                                                                      ========          =======
                 Retirement of Class A common stock previously held by
                   subsidiary                                                         $     --               29
                                                                                      ========          =======
                 Issuance of subsidiary stock for equity investment                   $     --               11
                                                                                      ========          =======

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


(5)      Investments in Affiliates

         Summarized unaudited results of operations for affiliates accounted for under the equity method are as follows:

                                                                                      Nine months ended
                  Combined Operations                                                   September 30,
                  -------------------                                              -----------------------
                                                                                     1996           1995
                                                                                   -----------     -------
                                                                                     amounts in millions
                     Revenue                                                       $     3,989       3,123
                     Operating expenses                                                 (3,570)     (2,664)
                     Depreciation and amortization                                        (501)       (375)
                                                                                   -----------     -------
                       Operating income (loss)                                             (82)         84

                     Interest expense                                                     (359)       (230)
                     Other, net                                                           (202)        (94)
                                                                                   -----------     -------
                       Net loss                                                    $      (643)       (240)
                                                                                   ===========     =======

         The Company has various investments accounted for under the equity method. Some of the more significant investments held by the Company at September 30, 1996 were a partnership ("Sprint Spectrum") formed by the Company, Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and Sprint Corporation ("Sprint") (carrying value of $783 million) (see note 12), Teleport Communications Group, Inc. ("TCG")(carrying value of $277 million), TeleWest Communications plc ("TeleWest") (carrying value of $459 million), various other foreign equity investments (cumulative carrying value of $407 million), Intermedia Capital Partners IV L.P. (carrying value of $287 million) and Discovery Communications, Inc. (carrying value of $119 million).

         TCG, a competitive local exchange carrier, conducted an initial public offering (the "TCG IPO") on July 2, 1996 in which it sold 27,025,000 shares of Class A common stock at $16.00 per share to the public for aggregate net proceeds of approximately $410,000,000. As a result of the TCG IPO, the Company's ownership interest in TCG was reduced from approximately 35% to approximately 31%. Accordingly, the Company recognized a gain amounting to $12 million (before deducting deferred income tax expense of approximately $5 million).

         As of April 29, 1996, Liberty Media Group, The News Corporation Limited ("News Corp.") and TINTA formed two sports programming ventures. In the United States, Liberty Media Group and News Corp. formed a partnership (the "Fox-Liberty Venture") into which Liberty Media Group contributed interests in its national and regional sports networks and into which News Corp. contributed its fx cable network and certain other assets. Liberty Media Group received a 50% interest in the Fox-Liberty Venture and $350 million in cash.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


         Internationally, News Corp. and a limited liability company (the "Liberty-TINTA LLC") formed by Liberty Sports, Inc., a wholly-owned subsidiary of Liberty Media Group, and TINTA formed a venture (the "International Venture") to operate previously existing sports services in Latin America and Australia and a variety of new sports services throughout the world, except in Asia and in the United Kingdom, Japan and New Zealand where prior arrangements preclude an immediate collaboration. The Liberty-TINTA LLC owns 50% of the International Venture with News Corp. owning the other 50%. News Corp. contributed various international sports rights and certain trademark rights. The Liberty-TINTA LLC contributed Prime Deportiva, a Spanish language sports service distributed in Latin American and in Hispanic markets in the United States; an interest in Torneos y Competencias S.A., an Argentinean sports programming and production business; various international sports and satellite transponder rights and cash. The Liberty-TINTA LLC also contributed their 50% interest in Premiere Sports and All-Star Sports. Both are Australian 24-hour sports services available via multichannel, multipoint distribution systems ("MMDS") or cable television.

         As part of the formation of the International Venture, the Liberty-TINTA LLC is entitled to receive from News Corp. 7.5% of the outstanding stock of Star Television Limited. Upon delivery of such stock to the Liberty-TINTA LLC, News Corp. is entitled to receive from the Liberty-TINTA LLC $20 million and rights under various Asian sports programming agreements. Star Television Limited operates a satellite-delivered television platform in Asia.

         Certain of the Company's affiliates are general partnerships and any subsidiary of the Company that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts of that partnership in the event liabilities of that partnership were to exceed its assets.

(6)      Investment in Turner Broadcasting System, Inc.

         At September 30, 1996, the Company owned shares of TBS common stock with an aggregate market value of $844 million (including unrealized holding gains of $520 million) and shares of a class of TBS preferred stock that were convertible into TBS common stock with an aggregate market value of $1,007 million (which exceeded cost by $829 million). The Company's total holdings represented an approximate 7.5% voting interest for those matters which preferred and common stock voted as a single class.

         On October 10, 1996, Time Warner, Inc. ("Time Warner") and TBS consummated a merger (the "TBS/Time Warner Merger") whereby TBS shareholders received 0.75 of a Time Warner common share for each TBS Class A and Class B common share, and each holder of TBS Class C preferred stock received 0.80 of a Time Warner common share for each of the 6 shares of TBS Class B common stock into which each share of Class C preferred stock could have been converted. The Company received approximately 50.6 million shares of Time Warner common stock in exchange for its TBS holdings. As a result of this like-kind exchange, the Company will recognize a pre-tax gain of approximately $1.5 billion in the fourth quarter of 1996.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         On July 16, 1996, Time Warner, TBS, TCI, Liberty Media Group and the Federal Trade Commission ("FTC") entered into an agreement in principle, pursuant to which, among other things, Liberty Media Group agreed to receive Time Warner securities with limited voting rights (the "TW Exchange Stock") in exchange for its TBS common and preferred stock. In addition, subject to a number of conditions, including receipt of a ruling from the Internal Revenue Service that such dividend would be tax free to the Liberty Media Group stockholders, TCI agreed that it would distribute in the form of a stock dividend (the "Spin-Off") to the Liberty Media Group stockholders the stock of a new company ("Spinco") which would hold the TW Exchange Stock and the business of Southern Satellite Systems, Inc. ("Southern"), a wholly owned subsidiary of Liberty Media Group which distributes the TBS SuperStation ("WTBS") signal in the United States and Canada. The level of Liberty Media Group's ownership interest in Time Warner would be restricted until the Spin-Off occurs, at which time, such restriction would be eased for Spinco.

         If the Spin-Off occurs, certain control stockholders of TCI, Bob Magness, John C. Malone and Kearns-Tribune Corporation, would exchange the Spinco common stock they receive for a Spinco convertible preferred security which would only be entitled to vote on major corporate transactions involving Spinco.

(7)      Acquisition

         On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International, Inc. and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").

         The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.



                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of 4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred Stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

         The Viacom Acquisition has been accounted for by the purchase method. Accordingly, the results of operations of Cable Sub have been consolidated with those of the Company since the date of acquisition. On a pro forma basis, the Company's revenue, net loss, and net loss per share of TCI Group Stock would have been increased by $276 million, $57 million and $.09, respectively, for the nine months ended September 30, 1996; and revenue, net loss, net loss per share of TCI Group Stock and net loss per share of TCI Class A Common Stock would have been increased by $327 million, $90 million, $.03 and $.11, respectively, for the nine months ended September 30, 1995 had Cable Sub been consolidated with the Company on January 1, 1995. The foregoing unaudited pro forma financial information is based upon historical results of operations adjusted for acquisition costs and, in the opinion of management, is not necessarily indicative of the results had the Company operated Cable Sub since January 1, 1995.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(8)      Debt

         Debt is summarized as follows:

                                                                       September 30,         December 31,
                                                                            1996                 1995
                                                                          --------              -------
                                                                               amounts in millions
          Notes payable                                                   $  9,405                7,713
          Bank credit facilities                                             4,338                3,854
          Commercial paper                                                   1,179                1,469
          Convertible notes (a)                                                 43                   45
          Other debt                                                           153                  130
                                                                          --------              -------
                                                                          $ 15,118               13,211
                                                                          ========              =======

         (a) These convertible notes, which are stated net of unamortized discount of $181 million at September 30, 1996 and $186 million at December 31, 1995, mature on December 18, 2021.
                 The notes require, so long as conversion of the notes has not occurred, an annual interest payment through 2003 equal to 1.85% of the face amount of the notes. During the nine months ended September 30, 1996, certain of these notes were converted into 1,063,800 shares of Series A TCI Group Stock and 265,950 shares of Series A Liberty Group Stock. At September 30, 1996, the notes were convertible, at the option of the holders, into an aggregate of 37,643,774 shares of Series A TCI Group Stock and 9,410,937 shares of Series A Liberty Group Stock.

         During the nine months ended September 30, 1996, the Company redeemed certain notes payable which had an aggregate principle balance of $809 million and fixed interest rates ranging from 8.67% to 10.44% (the "Redemption"). In connection with the Redemption, the Company recognized a loss on early extinguishment of debt of $62 million.
         Such loss related to prepayment penalties amounting to $60 million and the retirement of deferred loan costs.

         During the nine months ended September 30, 1996, certain subsidiaries of the Company terminated, at such subsidiaries' option, certain revolving bank credit facilities with aggregate commitments of approximately $2 billion and refinanced certain other bank credit facilities. In connection with such termination and refinancings, the Company recognized a loss on early extinguishment of debt of $11 million related to the retirement of deferred loan costs.

         The bank credit facilities and various other debt instruments of the Company's subsidiaries generally contain restrictive covenants which require, among other things, the maintenance of certain earnings, specified cash flow and financial ratios (primarily the ratios of cash flow to total debt and cash flow to debt service, as defined), and include certain limitations on indebtedness, investments, guarantees, dispositions, stock repurchases and/or dividend payments.

         As security for borrowings under one of the Company's bank credit facilities, the Company has pledged 100,524,364 shares of Series A TCI Group Stock held by a subsidiary of the Company. Also, as security for borrowings under another of the Company's credit facilities, the Company has pledged a portion of the Time Warner common stock received in the TBS/Time Warner Merger. Additionally, as security for one of the Company's notes payable (with a balance of $26 million at September 30, 1996), the Company has pledged the stock of one of its majority-owned subsidiaries.
                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


         The fair value of the debt of the Company's subsidiaries is estimated based on the current market prices for the same or similar issues or on the current rates offered to the subsidiaries of the Company for debt of the same remaining maturities. The fair value of debt, which has a carrying value of $15,118 million, was $15,452 million at September 30, 1996.

         In order to achieve the desired balance between variable and fixed rate indebtedness, the Company has entered into various interest rate exchange agreements pursuant to which it pays (i) fixed interest rates (the "Fixed Rate Agreements") ranging from 7.2% to 9.3% on notional amounts of $460 million at September 30, 1996 and (ii) variable interest rates (the "Variable Rate Agreements") on notional amounts of $2,450 million at September 30, 1996. During the nine months ended September 30, 1996 and 1995, the Company's net payments pursuant to the Fixed Rate Agreements were $3 million and $1 million, respectively; and the Company's net receipts pursuant to the Variable Rate Agreements were $11 million and less than $1 million, respectively.

         The Company's Fixed Rate Agreements and Variable Rate Agreements expire as follows (dollar amounts in millions):

                        Fixed Rate Agreements                            Variable Rate Agreements
                        ---------------------                            ------------------------
            Expiration      Interest Rate      Notional       Expiration         Interest Rate        Notional
               Date           To Be Paid        Amount           Date           To Be Received         Amount
          --------------    -------------      --------     --------------      --------------        ---------
          November 1996          8.9%           $  150      April 1997                7.0%            $     200
          October 1997        7.2%-9.3%             80      September 1998         4.8%-5.4%                450
          December 1997          8.7%              230      April 1999                7.4%                  100
                                                ------      September 1999         7.2%-7.4%                300
                                                $  460      February 2000          5.8%-6.6%                650
                                                ======      March 2000             5.8%-6.0%                675
                                                            September 2000            5.1%                   75
                                                                                                       --------
                                                                                                       $  2,450
                                                                                                       ========

         The Company is exposed to credit losses for the periodic settlements of amounts due under these interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, the Company does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

         The fair value of the interest rate exchange agreements is the estimated amount that the Company would pay or receive to terminate the agreements at September 30, 1996, taking into consideration current interest rates and the current creditworthiness of the counterparties. The Company would be required to pay $33 million at September 30, 1996 to terminate the agreements.

         Certain of TCI's subsidiaries are required to maintain unused availability under bank credit facilities to the extent of outstanding commercial paper. Also, certain of TCI's subsidiaries pay fees ranging from 1/4% to 1/2% per annum on the average unborrowed portion of the total amount available for borrowings under bank credit facilities.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



(9)      Company-Obligated Mandatorily Redeemable Preferred Securities of
            Subsidiary Trusts Holding Solely Subordinated Debt Securities of
            TCIC

         In January 1996, TCI Communications Financing I ("Trust I"), an indirect wholly-owned subsidiary of the Company, issued $16 million in common securities to TCIC, a subsidiary of the Company, and issued $500 million of 8.72% Trust Originated Preferred Securities(SM) (the "Trust I Preferred Securities" and together with the common securities, the "Trust I Securities") to the public. Trust I exists for the exclusive purposes of issuing Trust I Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 8.72% Subordinated Deferrable Interest Notes due January 31, 2045 (the "8.72% Subordinated Debt Securities") of TCIC. The 8.72% Subordinated Debt Securities are unsecured obligations of TCIC and are subordinate and junior in right of payment to certain other indebtedness of the Company. Upon redemption of the 8.72% Subordinated Debt Securities, the Trust I Preferred Securities will be mandatorily redeemable. TCIC effectively provides a full and unconditional guarantee of Trust I's obligations under the Trust I Preferred Securities.

         In May 1996, TCI Communications Financing II ("Trust II"), an indirect wholly-owned subsidiary of the Company, issued $16 million in common securities to TCIC, and issued $500 million of 10% Trust Preferred Securities (the "Trust II Preferred Securities" and together with the common securities, the "Trust II Securities") to the public. Trust II exists for the exclusive purposes of issuing Trust II Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 10% Subordinated Deferrable Interest Notes due May 31, 2045 (the "10% Subordinated Debt Securities") of TCIC. The 10% Subordinated Debt Securities are unsecured obligations of TCIC and are subordinate and junior in right of payment to certain other indebtedness of the Company. Upon redemption of the 10% Subordinated Debt Securities, the Trust II Preferred Securities will be mandatorily redeemable. TCIC effectively provides a full and unconditional guarantee of Trust II's obligations under the Trust II Preferred Securities.

         The Trust I and Trust II Preferred Securities are presented together in a separate line item in the accompanying consolidated balance sheet captioned "Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debt securities of TCI Communications, Inc." Dividends accrued on the Trust I and Trust II Preferred Securities are included in minority interests in losses (earnings) of consolidated subsidiaries in the accompanying consolidated financial statements.

(10)     Stockholders' Equity

         Stock Options

         Estimated compensation relating to restricted stock awards, stock appreciation rights ("SARs") and options with tandem SARs awarded by the Company has been recorded through September 30, 1996, but is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.


                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         Other

         At September 30, 1996, there were 119,821,579 shares of Series A TCI Group Stock and 20,967,181 shares of Series A Liberty Group Stock reserved for issuance under exercise privileges related to options, convertible debt securities and convertible preferred stock. Also, one share of Series A TCI Group Stock is reserved for each share of Series B TCI Group Stock, and one share of Series A Liberty Group Stock is reserved for each share of Series B Liberty Group Stock. Additionally, subsidiaries of TCI own an aggregate of 278,307 shares of TCI Convertible Redeemable Participating Preferred Stock, Series F ("Series F Preferred Stock"). Each share of Series F Preferred Stock is convertible into 1,287.51 shares of Series A TCI Group Stock.

         Subsequent to September 30, 1996, a subsidiary of the Company issued 2,000 shares of exchangeable preferred stock, which shares are exchangeable into 957,341 shares of Series A TCI Group Stock.

(11)     Sale of Subsidiary Stock

         On July 18, 1995, TINTA completed an initial public offering (the "TINTA IPO") in which it sold 20 million shares of TINTA Series A common stock to the public for consideration of $16.00 per share aggregating $320 million, before deducting related expenses (approximately $19 million). The shares sold to the public represented 17% of TINTA's total issued and outstanding common stock and 9% of the aggregate voting interest represented by such issued and outstanding common stock. Also in July 1995, TINTA issued 687,500 shares of TINTA Series A common stock as partial consideration for a 35% ownership interest in Torneos Y Competencias S.A., an Argentine sports programming company (the "TYC Acquisition"). As a result of the TINTA IPO and the TYC Acquisition, the Company recognized a gain amounting to $123 million.

(12)     Commitments and Contingencies

         Subsidiaries of the Company, Comcast, Cox and Sprint are partners in Sprint Spectrum which was formed to engage in the business of providing wireless communications services on a nationwide basis. The Company owns an indirect 30% interest in Sprint Spectrum. Sprint Spectrum was the successful bidder for personal communications services ("PCS") licenses for 29 markets in an auction conducted by the FCC that ended in March 1995. The aggregate license cost for these licenses was approximately $2.1 billion, all of which has been paid. Sprint Spectrum may elect to bid in subsequent auctions of PCS licenses and/or acquire PCS licenses from other holders, has invested in an entity ("APC") which holds the PCS license for the Washington-Baltimore market, has agreed to invest in the entity that will hold the PCS license for the Los Angeles-San Diego market, and may invest in other entities that hold PCS licenses. Subsidiaries of Cox, Sprint and the Company are also partners in a partnership ("PhillieCo") that holds a PCS license for the Philadelphia market which was acquired at a license cost of $85 million. The Company has an indirect 35.3% interest in PhillieCo.
                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         The capital that Sprint Spectrum will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial. Pursuant to the business plan adopted by the partners in Sprint Spectrum for the build out of Sprint Spectrum's nationwide network, the partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company has agreed to contribute approximately $0.6 billion of such aggregate amount, $0.2 billion of which was contributed during the nine months ended September 30, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


         On November 27, 1995, the Company announced that it had agreed to exchange its controlling interest in Home Shopping Network, Inc. ("HSN") for shares of Silver King Communications, Inc. ("Silver King"). The Company would receive approximately 11 million newly issued shares of Silver King in exchange for its 37.5 million shares of HSN.

         Liberty Media Group and Mr. Barry Diller and certain of their respective affiliates entered into an agreement in August 1995 pursuant to which an option owned by Liberty Media Group to purchase 2 million shares of Silver King Class B common stock (the "Option") (which shares would constitute voting control of Silver King) would be transferred to BDTV, Inc. ("BDTV") (formerly referred to as "Silver Management Company"), an entity in which Liberty Media Group would own all of the non-voting equity interests (which would constitute substantially all of the equity of such entity) and Mr. Diller would own all of the voting equity interests and have the right to control such entity (subject to certain exceptions relating to fundamental corporate actions). BDTV would thereafter exercise the Option and hold the shares of Silver King Class B Common Stock purchased thereunder. In an amendment to such agreement entered into in November 1995, Liberty Media Group agreed to contribute all of its shares of HSN (which shares constitute approximately 41% of the equity of HSN and approximately 80% of the voting power of HSN) to BDTV in return for additional non-voting equity interests in BDTV. Following such contribution, BDTV would exchange such HSN shares with Silver King for additional shares of Silver King Common Stock and Class B Common Stock (thereby increasing BDTV's controlling interest in Silver King to in excess of 80% of the voting power of Silver King). In June 1996, the FCC granted its approval to the change in control of Silver King resulting from such exercise of the Option. Thereafter, in August 1996, the Option was exercised and BDTV became the controlling stockholder of Silver King. The FCC approval, received in connection with the exercise of the Option, however, included a condition that any increase in TCI's equity interest in Silver King (which would result from the proposed transfer of HSN shares to Silver King), as well as any material amendment to the August 1995 agreement with Mr. Diller, would require the prior approval of the FCC.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements


         In light of these restrictions, Liberty Media Group and Mr. Diller began to discuss a restructuring of the November transaction, as well as certain other alternative structures. On August 25, 1996, Silver King, HSN and Liberty Media Group entered into a merger agreement and related transaction agreements pursuant to which (i) Liberty Media Group agreed to exchange all of its shares of HSN common stock and approximately 739,000 shares of its HSN Class B Common Stock with the wholly owned subsidiary of Silver King which was to be merged into HSN ("SK Sub") for shares of stock of SK Sub, (ii) SK Sub would be merged into HSN (the "HSN Merger"), with HSN being the surviving corporation owned 80.1% by Silver King and 19.9% by Liberty Media Group, (iii) Liberty Media Group would receive in the HSN Merger, in exchange for its remaining 19.3 million shares of HSN Class B Common Stock, approximately 7.8 million shares of Silver King Class B Common Stock and the contingent right to receive from time to time approximately
         2.6 million additional shares of Silver King Class B Common Stock as permitted under applicable FCC regulations, and (iv) Liberty Media Group and Silver King would enter into an exchange agreement providing for the terms upon which Liberty Media Group's remaining shares of HSN, as the surviving corporation in the HSN Merger, would be exchanged from time to time for stock of Silver King as permitted under applicable FCC regulations. All of the shares of Silver King Class B Common Stock actually received by Liberty Media Group at the time of the HSN Merger would be immediately contributed to an entity ("BDTV II") in which Mr. Diller owns all of the voting equity interests and Liberty Media Group owns a non-voting equity interest (which non-voting interest constitutes substantially all the equity of BDTV II) and which (other than with respect to certain fundamental corporate actions) is controlled by Mr. Diller.

         The HSN Merger is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory consents and approvals, consummation of the merger of Savoy Pictures Entertainment, Inc. and a subsidiary of Silver King, and approval of such transactions by the stockholders of Silver King and HSN. Liberty Media Group has entered into agreements with both Silver King and HSN pursuant to which Liberty Media Group has agreed to vote or cause to be voted shares of Silver King and HSN owned by it in favor of the HSN Merger and the other related transactions to be voted upon by the stockholders of HSN and Silver King. In addition, such voting agreements prohibit Liberty Media Group from disposing of shares of HSN or Silver King except pursuant to the HSN Merger or following a termination of the HSN merger agreement. If consummated, HSN would cease to be a subsidiary of the Company and therefore, the financial results of HSN would not be consolidated with the Company's financial results. Although the Company would cease to possess voting control over HSN, it would continue to have an indirect equity interest in HSN through its ownership of the equity securities of BDTV, as well as a direct interest in HSN. No assurance can be given that the HSN Merger and related transactions will be consummated or if such transactions are consummated, when such additional shares may be received by Liberty media Group or that any or all such shares are ultimately issued to Liberty Media Group.

         The Company is obligated to pay fees for the rights to exhibit certain films that are released by various producers through 2009 (the "Film Licensing Obligations"). Based on subscriber levels at September 30, 1996, these agreements require minimum payments aggregating approximately $624 million. The aggregate amount of the Film Licensing Obligations under other license agreements is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, the Company's aggregate payments under the Film Licensing Obligations could prove to be significant.

                                                                     (continued)

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements



         The Company has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $307 million at September 30, 1996. Although there can be no assurance, management of the Company believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such obligations, that they will not be material to the Company.

         The Company has made certain financial commitments related to the acquisition of sports program rights through 2004. At September 30, 1996, such commitments aggregated $228 million.

         Certain key employees of the Company hold restricted stock awards and options with tandem SARs to acquire shares of certain subsidiaries' common stock. Estimates of the compensation related to the restricted stock awards and options and/or SARs have been recorded in the accompanying consolidated financial statements, but are subject to future adjustment based upon the market value of the respective common stock and, ultimately, on the final market value when the rights are exercised or the restricted stock awards are vested.

         The Company has contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy such contingencies will not be material in relation to the accompanying consolidated financial statements.

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



Management's Discussion and Analysis of
   Financial Condition and Results of Operations

         General


         On December 4, 1996, the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholder approval (the "Telephony Stock Proposal"), the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand (the "PCS Ventures"), and its investment in Teleport Communications Group, Inc., a Delaware corporation ("TCG" or "Teleport"). The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").



         The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".



                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)






         As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area), at any time or from time to time, as applicable, provided that Telephony Group is at the time of exercise a subsidiary of the Company and the Company is then conducting such business.


         The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.


         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



         TCI Telephony also has the right to acquire TCI's interests in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.


         The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

         While the Telephony Group Stock constitutes common stock of TCI, the issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.


         Holders of Series A TCI Group and Series B TCI Group common stock
("TCI Group Stock"), Series A Liberty Media Group and Series B Liberty Media Group common stock ("Liberty Media Group Stock") and Telephony Group
Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.


         Summary of Operations

         Certain corporate general and administrative costs are charged to Telephony Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that would approximate the costs Telephony Group would incur for comparable services on a stand alone basis. During 1995 and 1994, Telephony Group was allocated $358,000 and $50,000, respectively, in corporate general and administrative costs by TCI Group.

         Telephony Group records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees involved with Telephony Group matters by TCI. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.



                                                                     (continued)

                               "TELEPHONY GROUP"
                      (a combination of certain assets)



         Other Income and Expenses

         Telephony Group's share of losses of affiliates of $65.3 million for the year ended December 31, 1995 represents an increase of $44.9 million or 220%, when compared to the Telephony Group's share of losses of $20.4 million for the year ended December 31, 1994. The increase is directly attributable to the Telephony Group's share of losses in the PCS Ventures, TCG and other affiliates accounted for under the equity method.


         The share of losses from the Telephony Group's investment in the PCS Ventures was $33.9 million for the year ended December 31, 1995 which represents an increase of $32.9 million, as compared to the share of losses of $1 million for the year ended December 31, 1994. The increase in the share of losses is attributed primarily to general and administrative costs associated with the start-up of operations and Sprint Spectrum's share of losses in American PCS L.P. ("APC"). The PCS Ventures are in the development stage of operations and generated no revenue during 1995.


         The share of losses from the Telephony Group's investment in TCG was $30.0 million for the year ended December 31, 1995 which represents an increase of $10.6 million, as compared to the share of losses of $19.4 million for the year ended December 31, 1994. The increase in the share of losses is largely attributed to costs incurred by TCG in the expansion of their local telecommunications networks, increased depreciation expense and increased interest expense partially offset by an increase in telecommunications services revenue attributed to increased sales of services in existing and new markets and the growth of TCG's customer base.

         Telephony Group's share of losses of affiliates was $20.4 million for the year ended December 31, 1994, which represents an increase of $12.2 million over the corresponding period in 1993. Such increase is principally the result of the Telephony Group's share of losses from TCG.

         Interest income increased to $5.8 million in 1995 from $1.7 million in 1994, representing an increase of $4.1 million or 240%. The increase is largely attributed to an increase in the note receivable from TCG from $61.3 million at December 31, 1994 to $83.4 million at December 31, 1995.

         Net Earnings (Loss)

         Telephony Group's net loss of $39.0 million for the year ended December 31, 1995 represents an increase of $27.2 million, as compared to Telephony Group's net loss of $11.8 million for 1994. Telephony Group's net loss of $11.8 million for 1994 represents an increase of $7.0 million, as compared to Telephony Group's net loss of $4.8 million for 1993. Such increases in the net loss of Telephony Group are primarily the result of the aforementioned increases in share of losses of affiliates.

         Inflation has not had a significant impact on Telephony Group's results of operations during the three-year period ended December 31, 1995.



                                                                     (continued)

                               "TELEPHONY GROUP"
                      (a combination of certain assets)



         Recent Accounting Pronouncements


         Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123") was issued by the Financial Accounting Standards Board in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. Telephony Group will include the disclosures required by Statement No. 123 in the notes to future financial statements.


         Liquidity and Capital Resources

         Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.

         Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


         Dividends on the Telephony Group Stock will be payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to Telephony Group, as defined. Determinations to pay dividends on Telephony Group Stock will be based primarily upon the financial condition, results of operations and business requirements of Telephony Group and TCI as a whole.


         TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Telephony Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Telephony Group Stock Proposal, such cash activities will be included in borrowings from the loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.



                                                                     (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



         If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statement of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


         To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis
(i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



         Except as described above with respect to the Revolving Credit Facility, Loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



         The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings through up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.



                                                                     (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



         On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

         In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.


         Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



        All financial impacts of issuances of shares of Telephony Group
Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.

                                                                     (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)




         During 1994, Telephony Group, Comcast, Cox (together with the Company and Comcast, the "Cable Partners") and Sprint formed the predecessor to Sprint Spectrum ("WirelessCo") to engage in the business of providing wireless communications services on a nationwide basis. Through WirelessCo, in which Telephony Group owns an indirect 30% interest, the partners participated in auctions ("PCS Auctions") of broadband PCS licenses conducted by the Federal Communications Commission ("FCC"). In the first round auction, which concluded during the first quarter of 1995, WirelessCo was the winning bidder for PCS licenses for 29 markets, including New York, San Francisco-Oakland-San Jose, Detroit, Dallas-Fort Worth, Boston-Providence, Minneapolis-St. Paul and Miami-Fort Lauderdale. The aggregate license cost for these licenses was approximately $2.1 billion.



         WirelessCo also invested in APC, which holds a PCS license granted under the FCC's pioneer preference program for the Washington-Baltimore market. WirelessCo acquired its 49% limited partnership interest in APC for $23 million and agreed to make capital contributions to APC equal to 49/51 of the cost of APC's PCS license. Additional capital contributions may be required in the event APC is unable to finance the full cost of its PCS license. WirelessCo may also be required to finance the build-out expenditures for APC's PCS system. Cox, (with a 51% interest) and Sprint Spectrum (with a 49% interest) have formed a Partnership to hold and develop a PCS system using a pioneer preference PCS license for the Los Angeles-San Diego market. APC and the Cox partnership have agreed to affiliate their PCS systems with WirelessCo and be part of WirelessCo's nationwide integrated network, offering wireless communications services under the "Sprint" brand.



         During 1994, subsidiaries of Cox, Sprint and Telephony Group also formed PhillieCo, in which the Telephony Group owns a 35.3% interest. PhillieCo was the winning bidder in the first round auction for a PCS license for the Philadelphia market at a license cost of $85 million. To the extent permitted by law, the PCS system to be constructed by PhillieCo would also be affiliated with WirelessCo's nationwide network.



         WirelessCo may invest in, affiliate with or acquire licenses from other successful bidders. The capital that WirelessCo will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial.



         In March of 1995, the Cable Partners and Sprint (collectively, the "Partners") formed two new partnerships, of which the principal partnership is currently known as Sprint Spectrum Holding Company, L.P., to which they contributed their respective interests in WirelessCo and through which they formed another partnership, NewTelco, L.P. ("NewTelco") to engage in the business of providing local wireline communications services to residences and businesses on a nationwide basis. The Cable Partners agreed to contribute their interests in TCG to NewTelco. TCG is one of the largest competitive local exchange carriers in the United States in terms of route miles.


                                                                    (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)




         Effective January 31, 1996, the Partners amended the Sprint Spectrum partnership agreement (the "Partnership Agreement") and certain other agreements related thereto. Under the Partnership Agreement, the business of Sprint Spectrum and its subsidiaries will be the provision of certain wireless and other services described in the Partnership Agreement. The partners intend for Sprint Spectrum and its subsidiary partnerships to be the exclusive vehicles through which they engage in the wireless telephony service businesses, subject to certain exceptions. Sprint Spectrum will no longer be authorized to engage in the businesses of providing local wireline communications services to residences and businesses. In connection with the amendment of the Partnership Agreement, the Partners, also agreed to the termination of the agreement to contribute the Cable Partners' interests in TCG to NewTelco.



         Execution of the foregoing agreements was a condition to the effectiveness of a previously approved business plan for the build out of Sprint Spectrum's nationwide network for wireless personal communications services. Pursuant to the business plan, the Partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.



        If TCI Telephony fails to make any portion of its required additional capital contributions to Sprint Spectrum and did not cure such failure within the time periods specified in the Partnership Agreement, such failure would constitute an Adverse Act and TCI Telephony would become an Adverse Partner (each such term as defined in the Partnership Agreement). If TCI Telephony were to become an Adverse Partner, it would lose its right to appoint a representative to the Partnership Board and the Partnership Board, by action of the representatives of the other partners that are not Adverse Partners, would be entitled to elect (i) to commence procedures to allow such other Partners to purchase TCI Telephony's interest in Sprint Spectrum at a discount (which purchase price in the case of a failure to make a required capital contribution would be the lesser of 90% of the net equity of TCI Telephony's interest in Sprint Spectrum and 80% of TCI Telephony's prior capital contribution (less any distributions paid to TCI Telephony)) and/or (ii) to cause Sprint Spectrum to seek to obtain specific performance of TCI Telephony's obligations or to sue for money damages. TCI Telephony could also become an Adverse Partner through, among other things, the disposition of its interest in Sprint Spectrum other than in accordance with the Partnership Agreement or a material breach of a material covenant in the Partnership Agreement.



        The failure by TCI Telephony to make its pro rata portion of any additional capital contributions validly requested to be made to Sprint Spectrum (whether or not required under the applicable provisions of the Partnership Agreement) would result in a decrease in TCI Telephony's current 30% percentage interest in Sprint Spectrum. Such dilution would be calculated on the basis of the relative amount of capital contributions made by the Partners until an aggregate of $5.0 billion had been contributed; thereafter, the dilution formula would take into account the fair market value of each Partner's interest in Sprint Spectrum. In the event TCI Telephony's percentage interest were to decrease below the 8% minimum ownership requirement set forth in the Partnership Agreement, TCI Telephony's interest in Sprint Spectrum would convert into that of an "Exclusive Limited Partner" and TCI Telephony would lose the right to designate a representative to the Partnership Board.



         As a partner in certain partnerships, from time to time, the Telephony Group is obligated to make cash payments, either in the form of equity or loans, the most significant of which is the funding of Sprint Spectrum. As previously described, the Partners are obligated to make cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996.



         The Telephony Group's commitment to fund partnerships (including the aforementioned funding obligation to Sprint Spectrum) are estimated as follows (amounts in thousands):

                          1996              $237,000
                          1997               370,000
                          1998                70,000
                                            --------
                                            $677,000
                                            ========



                                                                   (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



        TCG has substantial business relationships with a few large customers, including the major long distance carriers. During 1995, TCG's top 10 customers accounted for approximately 57% of TCG's total revenues on a pro forma basis after giving effect to a reorganization described more fully in note 5 to the combined financial statements of Telephony Group. AT&T Corp. and Sprint each accounted for more than 10% of such revenues, although no customer accounted for 15% or more of such revenue. A significant reduction in the level of services TCG performs for any of these customers could have a material adverse effect on Teleport's results of operations or financial condition. Most of TCG's customer arrangements are subject to termination on short notice and do not provide TCG with guarantees that service quantities will be maintained at current levels, and there can be no assurance that such arrangements will be continued at the same service quantity levels. TCG believes that certain of the major long distance carriers are pursuing alternative to their current practices with regard to obtaining local telecommunications services, including construction of their own facilities.



        TCI Telephony's ability to obtain sufficient equity or debt financing in order for the Telephony Group to make its expected additional capital contributions to the PCS Ventures and other entities in which it has investments will be limited because TCI Telephony does not conduct any operations directly and does not have any current source of revenues or cash flow for debt service. TCI could raise capital for the Telephony Group by, among other things, engaging in public offerings or private placements of Series A Telephony Group Stock or through issuance of debt securities or preferred equity securities attributed to the Telephony Group. The Telephony Group anticipates that for the foreseeable future it will continue to be dependent upon funding from the TCI Group and, to the extent available, from external sources. If the available borrowings under the Revolving Credit Facility that TCI has provided to TCI Telephony is not sufficient to fund the Telephony Group's capital requirements, no assurance can be given that TCI Telephony will be able to obtain any required additional financing on terms acceptable to it, or at all.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
Tele-Communications, Inc.:


We have audited and reported separately herein on the consolidated financial statements of Tele-Communications, Inc. and subsidiaries as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995.

We have also audited the accompanying combined balance sheets of Telephony Group (a combination of certain assets of Tele-Communications, Inc., as defined in note 1) as of December 31, 1995 and 1994, and the related combined statements of operations, equity, and cash flows for each of the years in the three-year period ended December 31, 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The combined financial statements of Telephony Group are presented for purposes of additional analysis of the consolidated financial statements of Tele-Communications, Inc. and subsidiaries. As more fully described in note 1, the combined financial statements of Telephony Group are intended to reflect the performance of the assets of Tele-Communications, Inc. consisting of certain entities engaged in the domestic wireline and wireless telephony distribution and communications businesses. The combined financial statements of Telephony Group should be read in conjunction with the consolidated financial statements of Tele-Communications, Inc. and subsidiaries.

In our opinion, the combined financial statements referred to in the second paragraph above present fairly, in all material respects, the financial position of Telephony Group as of December 31, 1995 and 1994, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

Denver, Colorado
March 18, 1996

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                            Combined Balance Sheets

                           December 31, 1995 and 1994


                                                                                 1995       1994
                                                                               --------    -------
Assets                                                                         amounts in thousands



Investments in Sprint Spectrum Holding Company, L.P. and MinorCo, L.P.
    (and their respective predecessor) and PhillieCo (collectively,
    the "PCS Ventures"), accounted for under the equity method (note 4)        $689,062     37,930


Investments in Teleport Communications Group, Inc., TCG Partners and certain local market partnerships (collectively, "TCG" or "Teleport"), accounted
    for under the equity method, and related receivables (note 5)               244,012    197,424

Other investments in affiliates, accounted for under the equity
    method, and related receivables (note 6)                                      5,722      1,368
Deferred tax asset (note 7)                                                       4,857      3,612
                                                                               --------    -------
                                                                               $943,653    240,334
                                                                               ========    =======
Combined Equity

Combined equity (note 8)                                                       $943,653    240,334
                                                                               ========    =======


Commitments and contingencies (notes 4 and 9)


See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Operations

                  Years ended December 31, 1995, 1994 and 1993

                                                                    1995        1994         1993
                                                                  --------     -------      ------
                                                                         amounts in thousands

Operating costs and expenses:
    Charges from TCI Group (note 8)                               $    358          50        --

    Compensation relating to stock appreciation rights (note 8)        119        --          --
                                                                  --------     -------      ------
                                                                       477          50        --
                                                                  --------     -------      ------

         Operating loss                                               (477)        (50)       --

Other income (expense):
    Share of losses of the PCS Ventures (note 4)                   (33,890)       (992)       --
    Share of losses of TCG (note 5)                                (29,975)    (19,366)     (8,182)

    Share of losses of other equity affiliates (note 6)             (1,468)       --          --
    Interest income from affiliates (note 5)                         5,854       1,718         531
                                                                  --------     -------      ------
                                                                   (59,479)    (18,640)     (7,651)
                                                                  --------     -------      ------

         Loss before income taxes                                  (59,956)    (18,690)     (7,651)

Income tax benefit (note 7)                                         21,002       6,919       2,883
                                                                  --------     -------      ------


         Net loss                                                 $(38,954)    (11,771)     (4,768)

                                                                  ========     =======      ======
         Pro forma loss attributable to common
           shareholders (note 2)                                  $ (6,895)
                                                                  ========



See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                         Combined Statements of Equity

                  Years ended December 31, 1995, 1994 and 1993


                                                                Combined
                                                                equity
                                                               ---------
                                                         amounts in thousands
Balance at January 1, 1993                                     $103,873
    Net loss                                                     (4,768)
    Intergroup tax allocation                                      (676)
    Net cash transfers from TCI Group                            19,222
                                                               --------

Balance at December 31, 1993                                    117,651
    Net loss                                                    (11,771)
    Cost allocations from TCI Group                                  50
    Intergroup tax allocation                                    (2,657)
    Transfers of assets from TCI Group,
      net of deferred taxes                                       7,584
    Net cash transfers from TCI Group                           129,477
                                                               --------

Balance at December 31, 1994                                    240,334
    Net loss                                                    (38,954)
    Cost allocations from TCI Group                                 358
    Allocation to Telephony Group of compensation
      relating to stock appreciation rights                         119
    Intergroup tax allocation                                   (17,513)
    Transfers of assets from TCI Group,
      net of deferred taxes                                      15,926
    Net cash transfers from TCI Group                           743,383
                                                               --------
Balance at December 31, 1995                                   $943,653
                                                               ========


See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Cash Flows

                  Years ended December 31, 1995, 1994 and 1993

                                                                  1995          1994          1993
                                                                ---------     --------      -------
                                                                        amounts in thousands
                                                                            (see note 3)
Cash flows from operating activities:
    Net loss                                                    $ (38,954)     (11,771)      (4,768)
    Adjustments to reconcile net loss to net cash provided by
       operating activities:

         Compensation relating to stock appreciation rights           119         --           --
         Share of losses of affiliates                             65,333       20,358        8,182
         Intergroup tax allocation                                (17,513)      (2,657)        (676)
         Deferred income tax benefit                               (3,489)      (4,262)      (2,207)
                                                                ---------     --------      -------
                 Net cash provided by operating activities          5,496        1,668          531
                                                                ---------     --------      -------
Cash flows from investing activities:
    Additional investments in and loans to affiliates            (750,861)    (132,835)     (60,173)
    Repayments of receivables from affiliates                       1,624        1,640       40,420
                                                                ---------     --------      -------

                  Net cash used by investing activities          (749,237)    (131,195)     (19,753)
                                                                ---------     --------      -------

Cash flows from financing activities -
    Cash transfers to Telephony Group                             743,741      129,527       19,222
                                                                ---------     --------      -------
                 Net change in cash                                  --           --           --

                    Cash at beginning of year                        --           --           --
                                                                ---------     --------      -------

                    Cash at end of year                         $    --           --           --
                                                                =========     ========      =======


See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements

                        December 31, 1995, 1994 and 1993


(1)      Basis of Presentation


         On December 4, 1996 the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholder approval (the "Telephony Stock Proposal"), the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships, the PCS Ventures, formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand, and its investment in TCG. The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest
         (which represents a 36.4% voting interest) in TCG.   The Telephony
         Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses
         (the "Telephony Business").



         The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area) at any time or from time to time, as applicable, provided that Telephony Group is at the time a subsidiary of the Company and the Company is then conducting such business.



         The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.


         The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

         While the Telephony Group Stock constitutes common stock of TCI, issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.


         Holders of Series A TCI Group and Series B TCI Group Common Stock ("TCI Group Stock"), Series A Liberty Media Group and Series B Liberty Media Group Common Stock ("Liberty Media Group Stock") and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.


         Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently purposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty
         Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group
         Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the
         Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


         Dividends on the Telephony Group Stock will be payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to Telephony Group, as defined. Determinations to pay dividends on Telephony Group Stock are based primarily upon the financial condition, results of operations and business requirements of Telephony Group and TCI as a whole.

(2)      Summary of Significant Accounting Policies

         Investments


         Investments in affiliates in which Telephony Group's voting interest is 20% to 50%, the equity method of accounting is generally used. Under this method, the investment, originally recorded at cost, is adjusted to recognize Telephony Group's share of the net earnings or losses of the affiliates as they occur rather than as dividends or other distributions are received, limited to the extent of Telephony Group's investment in, advances to and commitments for the investee. Telephony Group's share of net earnings or losses of affiliates includes the amortization of the difference between Telephony Group's investment and its share of the net assets of the investee. Recognition of gains on sales of properties to affiliates accounted for under the equity method is deferred in proportion to Telephony Group's ownership interest in such affiliates.


         Changes in Telephony Group's proportionate share of the underlying equity of a subsidiary or equity method investee, which result from the issuance of additional equity securities by such subsidiary or equity investee, generally are recognized as gains or losses in Telephony Group's combined statements of operations.

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         Stock Based Compensation


         Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123") was issued by the Financial Accounting Standards Board in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. Telephony Group will include the disclosures required by Statement No. 123 in the notes to future financial statements.



         Pro Forma Loss Attributable to Common Shareholders (Unaudited)

         Pro forma loss attributable to common shareholders for the year ended December 31, 1995 assumes, solely for the purpose of this calculation, that the Company sold, on January 1, 1995, 10% of the equity value of Telephony Group in an initial public offering. Additionally, the pro forma calculation assumes the conversion, on January 1, 1995, of $500 million of TCI Group's interest in Telephony Group into a preferred stock due from Telephony Group (see note 8). The Company currently has not determined, if and the extent to which, it would sell the equity value of Telephony Group in an initial public offering.


         Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
         Actual results could differ from those estimates.

(3)      Supplemental Disclosures to Combined Statements of Cash Flows

         There was no cash paid for interest for the years ended December 31, 1995, 1994 and 1993, respectively. Cash paid for income taxes was not material in any of the years presented.

         Noncash transfers of assets to the Telephony Group aggregated $18,170,000 and $10,668,000, with associated deferred income taxes of $2,244,000 and $3,084,000 for the years ended December 31, 1995 and 1994, respectively.

(4)      Investments in the PCS Ventures

         Summarized unaudited results of operations for the PCS Ventures, accounted for under the equity method, are as follows:

                                                            December 31,
                                                     --------------------------
            Combined Financial Position                 1995              1994
                                                     -----------        -------
                                                        amounts in thousands
              Cash                                   $     1,149          5,024
              Investments and related receivables      2,296,130        123,794
              Other assets, net                           31,972            423
                                                     -----------        -------

                Total assets                         $ 2,329,251        129,241
                                                     ===========        =======

              Other liabilities                      $    53,436          3,755
              Owners' equity                           2,275,815        125,486
                                                     -----------        -------

                Total liabilities and equity         $ 2,329,251        129,241
                                                     ===========        =======

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


                                                                  Years ended December 31,
                 Combined Operations                       1995              1994           1993
                                                      --------------     -----------    ------------
                                                                    amounts in thousands
                     Operating expenses               $      (66,720)         (3,295)             --
                     Depreciation and amortization              (211)            (38)             --
                                                      --------------     -----------    ------------
                       Operating loss                        (66,931)         (3,333)             --
                     Other, net                              (45,749)             24              --
                                                      --------------    ------------    ------------
                       Net loss                       $     (112,680)         (3,309)             --
                                                      ==============    ============    ============


         During 1994, Telephony Group, Comcast, Cox (together with the Company and Comcast, the "Cable Partners") and Sprint formed a predecessor partnership to Sprint Spectrum ("WirelessCo") to engage in the business of providing wireless communications services on a nationwide basis. Through WirelessCo, in which Telephony Group owns an indirect 30% interest, the partners participated in auctions ("PCS Auctions") of broadband PCS licenses conducted by the Federal Communications Commission ("FCC"). In the first round auction, which concluded during the first quarter of 1995, WirelessCo was the winning bidder for PCS licenses for 29 markets, including New York, San Francisco-Oakland-San Jose, Detroit, Dallas-Fort Worth, Boston-Providence, Minneapolis-St. Paul and Miami-Fort Lauderdale. The aggregate license cost for these licenses was approximately $2.1 billion.



         WirelessCo also invested in American PSC, L.P. ("APC"), which holds a PCS license granted under the FCC's pioneer preference program for the Washington-Baltimore market. WirelessCo acquired its 49% limited partnership interest in APC for $23 million and agreed to make capital contributions to APC equal to 49/51 of the cost of APC's PCS license. Additional capital contributions may be required in the event APC is unable to finance the full cost of its PCS license. WirelessCo may also be required to finance the build-out expenditures for APC's PCS system. Cox (with a 51% interest) and Sprint Spectrum (with a 49% interest) (the "Cox Partnership") have formed a partnership to hold and develop a PCS system using a pioneer preference PCS license for the Los Angeles-San Diego market. APC and the Cox partnership have agreed to affiliate their PCS systems with WirelessCo and be part of WirelessCo's nationwide integrated network, offering wireless communications services under the "Sprint" brand.



         During 1994, subsidiaries of Cox, Sprint and Telephony Group also formed PhillieCo, in which Telephony Group owns a 35.3% interest. PhillieCo was the winning bidder in the first round auction for a PCS license for the Philadelphia market at a license cost of $85 million. To the extent permitted by law, the PCS system to be constructed by PhillieCo would also be affiliated with WirelessCo's nationwide network.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         WirelessCo may invest in, affiliate with or acquire licenses from other successful bidders. The capital that WirelessCo will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial.



         In March of 1995, the Cable Partners and Sprint (collectively, the "Partners") formed two new partnerships, of which the principal partnership is currently known as Sprint Spectrum Holding Company, L.P., to which they contributed their respective interests in WirelessCo and through which they formed another partnership, NewTelco, L.P. ("NewTelco") to engage in the business of providing local wireline communications services to residences and businesses on a nationwide basis. The Cable Partners agreed to contribute their interests in TCG to NewTelco. TCG is one of the largest competitive local exchange carriers in the United States in terms of route miles.



         Effective January 31, 1996, the Partners amended the Sprint Spectrum partnership agreement (the "Partnership Agreement") and certain other agreements related thereto. Under the Partnership Agreement, the business of Sprint Spectrum and its subsidiaries will be the provision of certain wireless and other services described in the Partnership Agreement. The Partners intend for Sprint Spectrum and its subsidiary partnerships to be the exclusive vehicles through which they engage in the wireless telephony service businesses, subject to certain exceptions. Sprint Spectrum will no longer be authorized to engage in the business of providing local wireline communications services to residences and businesses. In connection with the amendment of the Partnership Agreement, the Partners, also agreed to the termination of the agreement to contribute the Cable Partners' interests in TCG to NewTelco.






         Execution of the foregoing agreements was a condition to the effectiveness of a previously approved business plan for the build out of Sprint Spectrum's nationwide network for wireless personal communications services. Pursuant to the business plan, the Partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


(5)      Investment in TCG

         TCG is a competitive local exchange carrier which provides integrated local telecommunications services in major metropolitan markets nationwide. TCG's customers are principally telecommunications intensive businesses, long distance carriers and resellers of wireless communications companies. During 1992, the Telephony Group acquired a 30% ownership interest in Teleport Communications Group, Inc., ("TCGI"). Subsequent to the acquisition, the Telephony Group advanced funds to TCGI in the form of notes receivable. Such notes receivable bore interest at a variable rate (which approximated 7% at December 31, 1995) and amounted to (including accrued interest) $87,511,000 and $61,372,000 at December 31, 1995 and 1994, respectively. In conjunction with the Reorganization (as defined below), $57.8 million of such receivables were converted to equity of TCGI. The remaining note receivable of $26 million was exchanged for a new note which bears interest at 7.5% and is due in 2001.

         Also during 1992, TCGI, with Cox, Comcast and Continental Cablevision ("Continental"), (collectively the "Cable Stockholders"), formed TCG Partners to invest, with TCGI, the Cable Stockholders and other cable operators, in 14 partnerships (the "Local Market Partnership") to develop and operate local telecommunications networks.

         The Telephony Group's investment in TCG is accounted for under the equity method of accounting.

         Summarized unaudited combined results of operations for TCG, accounted for under the equity method, are as follows:

                                                                    December 31,
                 Combined Financial Position                    1995          1994
                                                             ----------    -----------
                                                               amounts in thousands
                     Cash                                    $   32,835         48,987
                     Investments and related receivables         99,299         53,958
                     Other assets, net                          931,297        707,936
                                                             ----------    -----------
                     Total assets                            $1,063,431        810,881
                                                             ==========    ===========
                     Debt                                    $  356,500        197,500
                     Other liabilities                          236,421        205,267
                     Minority interest                            4,409          2,903
                     Owners' equity                             466,101        405,211
                                                             ----------    -----------
                     Total liabilities and equity            $1,063,431        810,881
                                                             ==========    ===========

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


                                                               Years ended December 31,
                 Combined Operations                       1995          1994          1993
                                                       ------------    --------      -------
                                                                amounts in thousands
                     Revenue                           $    216,445     144,426       84,872
                     Operating expenses                    (215,861)   (160,233)     (90,637)
                     Depreciation and amortization          (61,482)    (30,149)     (16,382)
                                                       ------------    --------      -------
                          Operating loss                    (60,898)    (45,956)     (22,147)

                     Interest expense                       (28,953)     (9,862)      (1,601)
                     Other, net                             (12,819)     (7,182)       3,971
                                                       ------------    --------      -------
                          Net loss                     $   (102,670)    (63,000)     (19,777)
                                                       ============    ========      =======

         In June 1996, TCGI and the Cable Stockholders agreed to simplify the TCG capital structure by consolidating the ownership of TCG Partners and the Local Market Partnerships as wholly owned subsidiaries of TCGI. As part of this process, certain of the other cable operators agreed to exchange their interests in the Local Market Partnerships with TCGI directly or through a Cable Stockholder for TCGI common stock.

         TCGI and the Cable Stockholders entered into a reorganization agreement pursuant to which TCGI, TCG Partners and the Local Market Partnerships were reorganized (the "Reorganization"). The principal transactions comprising the Reorganization include:

                  The acquisition by TCGI of TCG Partners in exchange for TCGI Class B Common Stock issued to the Cable Stockholders.

                  The acquisition by TCGI of all interests in 12 of the 14 Local Market Partnerships in exchange for TCGI Class B Common Stock issued to the Cable Stockholders and Class A Common Stock issued to other cable operators.

                  The contribution to TCGI of $269 million in aggregate principal amount of indebtedness, plus accrued interest from May 1995, owed by TCGI to the Cable Stockholders (except that the Telephony Group retained a $26 million subordinated note due from TCGI) in exchange for Class B Common Stock issued to the Cable Stockholders.

         Also in July, 1996, TCGI issued approximately 27 million shares representing approximately 15.4% of Class A Common Stock and $300 million of Senior Notes and $1,073 million of Senior Discount Notes as part of an initial public offering (the "Offering").

         In consideration of the transfer by each of the Cable Stockholders of its respective interests in TCG Partners and the Local Market Partnerships and the contribution to TCGI of the indebtedness described above, the Company issued immediately prior to the Offerings approximately 69 million additional shares of Class B Common Stock to the Cable Stockholders.

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         In connection with Continental's announced merger with U S WEST, Inc., TCGI purchased approximately 8 million shares (out of approximately
         25.8 million shares) of Class B Common Stock owned by Continental for $121 million. On November 5, 1996, the U.S. Department of Justice announced a settlement with U S WEST, Inc., and Continental pursuant to which Continental will be required to reduce its ownership percentage in TCGI to below 10% by June 30, 1997 and to eliminate such ownership entirely by December 31, 1998.


         Pursuant to the Reorganization, TCG Partners and 12 of the 14 Local Market Partnerships have become wholly owned subsidiaries of TCGI. Subsequently, as part of the Reorganization, the remaining minority interests related to another cable operator's interests in TCG San Francisco and TCG Seattle were acquired by the Company. Subsequent to this acquisition, the ownership interest in these entities were acquired by the Telephony Group. The issuance of shares received by the Telephony Group in the Reorganization assumes that subsequent to the Offerings, the Telephony Group will contribute its current such acquired partnership interests in TCG San Francisco and TCG Seattle to TCG. The transfer of such interests occurred in the fourth quarter of 1996.




         Additionally as part of the Reorganization, the Telephony Group was issued 638,862 shares of TCGI Class A Common Stock in consideration for the transfer to TCGI of the partnership interest which the Telephony Group acquired from MicroNet, Inc. in TCG San Francisco. The Telephony Group also has acquired a 4.2% interest in TCG San Francisco from InterMedia Partners. The Telephony Group was issued 372,666 shares of Class A Common Stock for the transfer to TCGI of such acquired partnership interest. These transfers also occurred in the fourth quarter of 1996.



(6)      Investment in Other Affiliates

         Summarized unaudited results of operations for other affiliates accounted for under the equity method are as follows:

                                                                December 31,
                                                            --------------------
                    Combined Financial Position              1995          1994
                                                            -------        -----
                                                            amounts in thousands
                        Cash                                $   177          417
                        Other assets, net                    14,735        3,126
                                                            -------        -----
                          Total assets                      $14,912        3,543
                                                            =======        =====
                        Other liabilities                   $ 9,856          121
                        Owners' equity                        5,056        3,422
                                                            -------        -----
                          Total liabilities and equity      $14,912        3,543
                                                            =======        =====

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


                                                                  Years ended December 31,
                    Combined Operations                       1995          1994         1993
                                                          ------------    ---------    ---------
                                                                    amounts in thousands
                        Revenue                           $      3,204           12           --
                        Operating expenses                      (4,578)          (5)          --
                        Depreciation and amortization           (1,599)         (12)          --
                                                          ------------    ---------    ---------

                          Operating loss                        (2,973)          (5)          --

                        Interest expense                          (342)          --           --
                        Other, net                                 (14)          --           --
                                                          ------------    ---------    ---------

                          Net loss                        $     (3,329)          (5)          --
                                                          ============    =========    =========

(7)      Income Taxes

         TCI files a consolidated Federal income tax return with all of its 80% or more owned subsidiaries. Consolidated subsidiaries in which TCI owns less than 80% each file a separate income tax return. TCI and such subsidiaries calculate their respective tax liabilities on a separate return basis which are combined in the accompanying combined financial statements.

         Federal income taxes and certain state and local taxes would be paid on a consolidated basis. However, pursuant to a tax sharing agreement, federal income taxes are calculated, with certain adjustments, on a separate return basis for each Group (applying provisions of the Internal Revenue Code of 1986, as amended, and related regulations as if such Group filed a separate consolidated return for federal income tax purposes). Based upon these separate calculations, an allocation of tax liabilities is made such that each separate Group is responsible to the Company for its gross share of the Company's consolidated federal income tax liabilities, such gross share being determined without regard to (a) tax benefits that are attributable to the Company or the other Groups or (b) certain tax benefits that are attributable to a Group but that are taken into account in determining the Company's consolidated federal income tax benefit carryovers. Similarly, the Company is responsible to each Group for tax benefits attributable to such Group and actually used by the Company in determining its consolidated federal income tax liability. Notwithstanding the foregoing, the Company and Telephony Group have agreed that the Company may use up to $500 million of tax benefits generated by the Telephony Group in determining its consolidated federal income tax liability without providing a credit to the Telephony Group in such amount. Tax attributes, including but not limited to net operating losses, investment tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred intercompany gains and tax basis in assets, would be inventoried and tracked for each Group. In addition, pursuant to such tax sharing agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and the Company's combined or unitary tax liability is allocated between the Groups based upon such separate calculation. The Company has retained the right to file all returns, make all elections and control all audits and contests. The Company anticipates that the assets and entities comprising the Telephony Group will be transferred to a direct subsidiary of TCI. At such time, the Telephony Group will become party to the Tax Sharing Agreement. Such transfers will be recorded at carryover basis for financial reporting purposes.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         Income tax benefit for the years ended December 31, 1995, 1994 and 1993 consists of:

                                                          Current        Deferred        Total
                                                        -----------     ----------    -----------
                                                                  amounts in thousands
                   Year ended December 31, 1995:
                            Federal                     $    17,513          3,463         20,976
                            State and local                      --             26             26
                                                        -----------     ----------    -----------
                                                        $    17,513          3,489         21,002
                                                        ===========     ==========    ===========

                   Year ended December 31, 1994:
                            Federal                     $     2,657          3,654          6,311
                            State and local                      --            608            608
                                                        -----------     ----------    -----------
                                                        $     2,657          4,262          6,919
                                                        ===========     ==========    ===========

                   Year ended December 31, 1993:
                            Federal                     $       676          1,892          2,568
                            State and local                      --            315            315
                                                        -----------     ----------    -----------
                                                        $       676          2,207          2,883
                                                        ===========     ==========    ===========

         Income tax benefit differs from the amounts computed by applying the Federal income tax rate of 35% as a result of the following:

                                                                              Years ended December 31,
                                                                     -----------------------------------------
                                                                         1995            1994          1993
                                                                     -----------     -----------   -----------
                                                                                  amounts in thousands
                   Computed "expected" tax benefit                   $    20,985           6,542         2,678
                   State and local income taxes, net of Federal
                       income tax benefit                                     17             377           205
                                                                     -----------     -----------   -----------
                                                                     $    21,002           6,919         2,883
                                                                     ===========     ===========   ===========

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below:

                                                                                              December 31,
                                                                                       --------------------------
                                                                                          1995            1994
                                                                                       ----------      ----------
                                                                                          amounts in thousands
                 Deferred tax assets:
                     Net operating loss carryforwards                                  $    3,307              --

                     Investments in affiliates, due principally to losses of
                       affiliates recognized for financial statement purposes in
                       excess of losses recognized for income tax purposes                  1,504           3,612
                     Future deductible amounts principally due to non-deductible
                       accruals                                                                46              --
                                                                                       ----------      ----------
                          Net deferred tax assets                                      $    4,857           3,612
                                                                                       ==========      ==========


         At December 31, 1995, Telephony Group had net operating loss carryforwards for income tax purposes aggregating approximately $9.5 million, the entire amount of which, if not utilized to reduce taxable income in future periods, expires in 2010.

         Certain of the Federal income tax returns of TCI and its subsidiaries which filed separate income tax returns are presently under examination by the Internal Revenue Service for the years 1981 through 1992. In the opinion of management, any additional tax liability, not previously provided for, resulting from these examinations, ultimately determined to be payable, should not have a material adverse effect on the combined financial position of Telephony Group.

         New tax legislation was enacted in the third quarter of 1993 which, among other matters, increased the corporate Federal income tax rate from 34% to 35%. Telephony Group has reflected the tax rate change in its combined statements of operations. Such tax rate change resulted in an immaterial change to income tax expense and deferred income tax liability.

(8)      Combined Equity

         General


         If the Telephony Group Stock Proposal is approved by stockholders, the Series A Telephony Group Stock will have one vote per share and the Series B Telephony Group Stock will have ten votes per share.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         Shares of Series B Telephony Group Stock will be convertible at any time at the option of the holder only into the same number of shares of Series A Telephony Group Stock.



         The rights of holders of the Telephony Group Stock upon liquidation of TCI will be based upon the ratio of the aggregate market capitalization, as defined, of the Telephony Group Stock to the aggregate market capitalization, as defined, of the TCI Group Stock, the Telephony Group Stock and the Liberty Media Group Stock.


         Stock Options and Stock Appreciation Rights


         Certain key employees of TCI involved with Telephony Group matters hold options with tandem stock appreciation rights to acquire Series A TCI Group Stock and Series A Liberty Media Group Stock as well as restricted stock awards of Series A TCI Group Stock. Estimates of the compensation relating to the options and/or stock appreciation rights as well as restricted stock awards granted to such employees have been recorded in the accompanying combined financial statements, but are subject to future adjustment based upon the market value of Series A TCI Group Stock and Series A Liberty Media Group Stock (see note 1) and, ultimately, on the final determination of market value when the rights are exercised or the restricted shares are vested.


         On December 1, 1996, two executive officers of TCI Communications, Inc., a subsidiary of TCI, were each granted options representing 1.0% of the equity value of the Telephony Group. Upon the approval of the Telephony Group Stock Proposal, each of such options will convert to options to purchase shares of Series A Telephony Group Stock representing 1.0% of the number of shares of Series A Telephony Group Stock issuable with respect to the Telephony Group Inter-Group Interest. The aggregate exercise price for each option is equal to 1.0% of TCI's cumulative investment in the Telephony Group as of December 1, 1996 less $500 million representing preferred stock of the Telephony Group due to the TCI Group and further reduced by tax benefits generated by the Telephony Group (up to $500 million) as and when used by the TCI Group. Such exercise price shall be adjusted to reflect an assumed interest cost of 6% per annum or TCI's cumulative investment reduced by the foregoing amounts through the date of exercise. Such executive officers were also granted options representing 1.0% of the equity value of the Restel Business. The exercise of the Telephony Group options is inseparable from the Restel Business options. Such options vest 20% per annum, first become exercisable on February 1, 1997 and expire February 1, 2006.

         Transactions with TCI Group and Other Related Parties

         Certain TCI corporate general and administrative costs are charged to Telephony Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs Telephony Group would incur for comparable services on a stand alone basis. During the years ended December 31, 1995 and 1994, Telephony Group was allocated $358,000 and $50,000, respectively, in corporate general and administrative costs by TCI Group.


         TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Telephony Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Telephony Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statements of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


         To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty
         Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board of Directors. The Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



         The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


         On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

         In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.


         Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         All financial impacts of issuances of shares of Telephony Group
         Stock the proceeds of which are attributed to the Telephony
         Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.




                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


(9)      Commitments and Contingencies


         As a partner in certain partnerships, from time to time, the Telephony Group is obligated to make cash payments, either in the form of equity or loans, the most significant of which is the funding of Sprint Spectrum. As previously described, the Partners are obligated to make cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996.



         The Telephony Group's commitment to fund partnerships (including the aforementioned funding obligation to Sprint Spectrum) are estimated as follows (amounts in thousands):



                  1996                    $ 237,000
                  1997                      370,000
                  1998                       70,000
                                          ---------
                                          $ 677,000
                                          =========


         Certain of Telephony Group's affiliates are general partnerships and any subsidiary of Telephony Group that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts of that partnership in the event liabilities of that partnership were to exceed its assets.

                           "TELEPHONY GROUP"
                     (a combination of certain assets)
                              September 30, 1996


Management's Discussion and Analysis of
  Financial Condition and Results of Operations


         The following discussion and analysis should be read in conjunction with Telephony Group's Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995 included herein. The following discussion focuses on material changes in trends, risks and uncertainties affecting Telephony Group's results of operations and financial condition.


(1)      Material changes in financial condition:


        On December 4, 1996, the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholder approval, (the "Telephony Stock Proposal") the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business Customers nationwide under the "Sprint" brand (the "PCS Ventures"), and its investment in Teleport Communications Group, Inc., a Delaware corporation ("TCG" or "Teleport"). The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo. L.P. (collectively, "Sprint Spectrum), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").



        The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".


                                                                     (continued)

                            "TELEPHONY GROUP"
                      (a combination of certain assets)



(1)      Material changes in financial condition (continued):


         As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the Western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area), at any time or from time to time, as applicable, provided that Telephony Group is at the time of exercise a subsidiary of the Company and the Company is then conducting such business.



        The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



         TCI Telephony also has the right to acquire TCI's interests in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.


         The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

         While the Telephony Group Stock constitutes common stock of TCI, the issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.


         Holders of Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock"), Series A Liberty Media Group and Series B Liberty Media Group common stock ("Liberty Media Group Stock") and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.


         Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.


                                                                    (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



(1)      Material changes in financial condition (continued):


         Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


         Dividends on the Telephony Group Stock will be payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to Telephony Group, as defined. Determinations to pay dividends on Telephony Group Stock will be based primarily upon the financial condition, results of operations and business requirements of Telephony Group and TCI as a whole.

         TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.

         If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statement of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.

                                                                    (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



(1)      Material changes in financial condition (continued):


         To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis
(i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



         Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.




         The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


         On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

        In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.


                                                                    (continued)

                               "TELEPHONY GROUP"

                       (a combination of certain assets)



(1)      Material changes in financial condition (continued):



         Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.




        All financial impacts of issuances of shares of Telephony Group
Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.


                                                                    (continued)

                               "TELEPHONY GROUP"
                       (a combination of certain assets)



(1)      Material changes in financial condition (continued):


         Subsidiaries of Telephony Group, Comcast, Cox and Sprint are partners in Sprint Spectrum Holding Company, L.P. which was formed to engage in the business of providing wireless communications services on a nationwide basis. Telephony Group owns an indirect 30% interest in Sprint Spectrum. Sprint Spectrum was the successful bidder for PCS licenses for 29 markets in an auction conducted by the Federal Communications Commission that ended in March 1995. The aggregate license cost for these licenses was approximately $2.1 billion, all of which has been paid. Sprint Spectrum may elect to bid in subsequent auctions of PCS licenses and/or acquire PCS licenses from other holders, has invested in American PSC, L.P. ("APC") which holds the PCS license for the Washington-Baltimore market, has agreed to invest in the entity that will hold the PCS license for the Los Angeles-San Diego market, and may invest in other entities that hold PCS licenses. Subsidiaries of Cox, Sprint and Telephony Group are also partners in PhillieCo which holds a PCS license for the Philadelphia market which was acquired at a license cost of $85 million. Telephony Group has an indirect 35.3% interest in PhillieCo.



         The capital that Sprint Spectrum will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial. Pursuant to the business plan adopted by the partners in Sprint Spectrum for the build out of Sprint Spectrum's nationwide network, the partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. Telephony Group has agreed to contribute approximately $0.6 billion of such aggregate amount, $0.2 billion of which was contributed during the nine months ended September 30, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.



        If TCI Telephony fails to make any portion of its required additional capital contributions to Sprint Spectrum and did not cure such failure within the time periods specified in the Partnership Agreement, such failure would constitute an Adverse Act and TCI Telephony would become an Adverse Partner (each such term as defined in the Partnership Agreement). If TCI Telephony were to become an Adverse Partner, it would lose its right to appoint a representative to the Partnership Board and the Partnership Board, by action of the representatives of the other Partners that are not Adverse Partners, would be entitled to elect (i) to commence procedures to allow such other Partners to purchase TCI Telephony's interest in Sprint Spectrum at a discount (which purchase price in the case of a failure to make a required capital contribution would be the lesser of 90% of the net equity of TCI Telephony's interest in Sprint Spectrum and 80% of TCI Telephony's prior capital contribution (less any distributions paid to TCI Telephony)) and/or (ii) to cause Sprint Spectrum to seek to obtain specific performance of TCI Telephony's obligations or to sue for money damages. TCI Telephony could also become an Adverse Partner through, among other things, the disposition of its interest in Sprint Spectrum other than in accordance with the Partnership Agreement or a material breach of a material covenant in the Partnership Agreement.



        The failure by TCI Telephony to make its pro rata portion of any additional capital contributions validly requested to be made to Sprint Spectrum (whether or not required under the applicable provisions of the Partnership Agreement) would result in a decrease in TCI Telephony's current 30% percentage interest in Sprint Spectrum. Such dilution would be calculated on the basis of the relative amount of capital contributions made by the Partners until an aggregate of $5.0 billion had been contributed; thereafter, the dilution formula would take into account the fair market value of each Partner's interest in Sprint Spectrum. In the event TCI Telephony's percentage interest were to decrease below the 8% minimum ownership requirement set forth in the Partnership Agreement, TCI Telephony's interest in Sprint Spectrum would convert into that of an "Exclusive Limited Partner" and TCI Telephony would lose the right to designate a representative to the Partnership Board.




         As a partner in certain partnerships, from time to time, the Telephony Group is obligated to make cash payments, either in the form of equity or loans, the most significant of which is the funding of Sprint Spectrum. As previously described, the Partners are obligated to make cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996.



         The Telephony Group's commitment to fund partnerships (including the aforementioned funding obligation to Sprint Spectrum) are estimated as follows (amounts in thousands):




           1997                $370,000
           1998                  70,000
                               --------
                               $440,000
                               ========



         Pursuant to an agreement entered into in connection with certain financings by Sprint Spectrum, under certain circumstances the Partners may be required to make additional contributions to Sprint Spectrum to fund projected cash shortfalls to the extent that the amount of the Partners' aggregate contributions to Sprint Spectrum (exclusive of certain amounts, including amounts invested in certain affiliates of Sprint Spectrum), following December 31, 1995 are less than $1.0 billion; however, based on the currently expected timing and use of the Partners' contributions to Sprint Spectrum, the Company currently believes that such agreement will not result in the Company's being required to make any incremental capital contributions in addition to its pro rata portion of such $1.9 billion amount.





        TCG has substantial business relationships with a few large customers, including the major long distance carriers. During 1995, TCG's top 10 customers accounted for approximately 57% of TCG's total revenues on a pro forma basis after giving effect to a reorganization described more fully in note 4 to the combined financial statements of Telephony Group. AT&T Corp. and Sprint each accounted for more than 10% of such revenues, although no customer accounted for 15% or more of such revenue. A significant reduction in the level of services TCG performs for any of these customers could have a material adverse effect on Teleport's results of operations or financial condition. Most of TCG's customer arrangements are subject to termination on short notice and do not provide TCG with guarantees that service quantities will be maintained at current levels, and there can be no assurance that such arrangements will be continued at the same service quantity levels. TCG believes that certain of the major long distance carriers are pursuing alternative to their current practices with regard to obtaining local telecommunications services, including construction of their own facilities.



        TCI Telephony's ability to obtain sufficient equity or debt financing in order for the Telephony Group to make its expected additional capital contributions to the PCS Ventures and other entities in which it has investments will be limited because TCI Telephony does not conduct any operations directly and does not have any current source of revenues or cash flow for debt service. TCI could raise capital for the Telephony Group by, among other things, engaging in public offerings or private placements of Series A Telephony Group Stock or through issuance of debt securities or preferred equity securities attributed to the Telephony Group. The Telephony Group anticipates that for the foreseeable future it will continue to be dependent upon funding from the TCI Group and, to the extent available, from external sources. If the available borrowings under the Revolving Credit Facility that TCI has provided to TCI Telephony is not sufficient to fund the Telephony Group's capital requirements, no assurance can be given that TCI Telephony will be able to obtain any required additional financing on terms acceptable to it, or at all.



                                                                     (continued)

                               "TELEPHONY GROUP"

                       (a combination of certain assets)



(2)      Material changes in results of operations:

         Certain corporate general and administrative costs are charged to Telephony Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that would approximate the costs Telephony Group would incur for comparable services on a stand alone basis. During the nine months ended September 30, 1996 and 1995, Telephony Group was allocated $548,000 and $211,000, respectively, in corporate general and administrative costs by TCI Group.

         Telephony Group records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees involved in Telephony Group matters by TCI. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

         Telephony Group's share of losses of affiliates of $111.3 million for the nine months ended September 30, 1996 represents an increase of $79.5 million or 250%, when compared to the Telephony Group's share of losses of $31.8 million for the nine months ended September 30, 1995. The increase is directly attributable to the Telephony Group's share of losses in the PCS Ventures, TCG and other affiliates accounted for under the equity method.

         The share of losses from the Telephony Group's investment in the PCS Ventures was $78.4 million for the nine months ended September 30, 1996 which represents an increase of $67.6 million, as compared to the share of losses of $10.8 million for the nine months ended September 30, 1995. The increase in the share of losses is attributed primarily to general and administrative costs associated with the start-up of operations and the PCS Ventures' share of losses in American PCS L.P. The PCS Ventures are in the development start of operations and generated no revenue during 1995.

                               "TELEPHONY GROUP"

                       (a combination of certain assets)



(2)      Material changes in results of operations (continued):

         The share of losses from the Telephony Group's investment in TCG was $31.6 million for the nine months ended September 30, 1996 which represents an increase of $11.7 million, as compared to the share of losses of $19.9 million for the nine months ended September 30, 1995. The increase in the share of losses is largely attributed to costs incurred by TCG in the expansion of their local telecommunications networks, increased depreciation expense and increased interest expense partially offset by an increase in telecommunications services revenue attributed to increased sales of services in existing and new markets and the growth of TCG's customer base.

         Interest income decreased to $3.5 million from $4.3 million for the nine months ended September 30, 1996 and 1995, respectively. The decrease is largely attributable to the absence of interest for the three months ended September 30, 1996 associated with the conversion of a portion of the note receivable from TCG.

         TCG conducted an initial public offering on July 2, 1996 in which it sold 27 million shares of Class A common stock with net proceeds of approximately $410 million. As a result of the initial public offering, Telephony Group's ownership interest in TCG was reduced from approximately 35% to 31%. Accordingly, Telephony Group recognized a gain amounting to $12 million (before deducting deferred income tax expense of approximately $5 million).

         Telephony Group's net loss of $63.5 million for the nine months ended September 30, 1996 represents an increase of $45.2 million, as compared to Telephony Group's net loss of $18.3 million for the nine months ended September 30, 1995. Such increase is principally the result of the aforementioned increase in share of losses from affiliates.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                            Combined Balance Sheets
                                  (unaudited)



                                                       September 30,   December 31,
                                                           1996            1995
                                                       -------------   ------------
Assets                                                   amounts in thousands
Investments in Sprint Spectrum Holding Company,
   L.P. and MinorCo, L.P. (and their respective
   predecessor) and PhillieCo (collectively, the
   "PCS Ventures"), accounted for under the equity
   method (note 3)                                       $  816,355         689,062

Investments in Teleport Communications Group, Inc.,
   TCG Partners and certain local market partnerships
   (collectively, "TCG" or "Teleport"), accounted for
   under the equity method, and related receivables
   (note 4)                                                 294,148         244,012

Other investments in affiliates, accounted for under
   the equity method, and related receivables (note 5)        9,042           5,722
Deferred tax asset                                              --            4,857
                                                         ----------        --------
                                                         $1,119,545         943,653
                                                         ==========        ========
Deferred Tax Liability and Combined Equity

Deferred tax liability                                   $   21,251             --
Combined equity (note 6)                                  1,098,294         943,653
                                                         ----------        --------

Commitments and contingencies (notes 3 and 7)            $1,119,545        $943,653
                                                         ==========        ========







See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Operations
                                  (unaudited)



                                                         Three months ended           Nine months ended
                                                            September 30,               September 30,
                                                          1996         1995           1996         1995
                                                        --------     ---------      ---------    ---------
                                                                  amounts in thousands
Operating costs and expenses:
   Charges from TCI Group (note 6)                      $    183            84           548          211
   Compensation relating to stock appreciation rights
     (note 6)                                                 --            12            --           22
   Adjustment to compensation relating to stock
     appreciation rights (note 6)                            (69)           --           (84)          --
                                                        --------      --------     ---------    ---------
                                                             114            96           464          233
                                                        --------      --------     ---------    ---------
        Operating loss                                      (114)          (96)         (464)        (233)

Other income (expense):
   Share of losses of the PCS Ventures (note 3)          (31,154)       (8,039)      (78,358)     (10,841)
   Share of losses of TCG (note 4)                       (11,011)       (6,833)      (31,591)     (19,884)
   Share of losses of other affiliates (note 5)             (362)         (412)       (1,396)      (1,062)
   Interest income from affiliates (note 4)                  626         1,546         3,527        4,293
   Gain on sale of stock by TCG (note 4)                  12,410            --        12,410           --
                                                        --------      --------     ---------    ---------
                                                         (29,491)      (13,738)      (95,408)     (27,494)
                                                        --------      --------     ---------    ---------
         Loss before income taxes                        (29,605)      (13,834)      (95,872)     (27,727)

Income tax benefit                                         9,956         4,766        32,338        9,477
                                                        --------     ---------     ---------    ---------
         Net loss                                       $(19,649)       (9,068)      (63,534)     (18,250)
                                                        =========    =========     =========    =========
         Pro forma loss attributable to common
           shareholders (note 1)                                                   $  (8,603)
                                                                                   =========



See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                          Combined Statement of Equity

                      Nine months ended September 30, 1996
                                  (unaudited)


                                                                   Combined
                                                                   equity
                                                                   --------
                                                            amounts in thousands
Balance at January 1, 1996                                      $  943,653

   Net loss                                                        (63,534)
   Cost allocations from TCI Group                                     548

   Adjustment to allocation of compensation relating to stock
     appreciation rights                                               (84)
   Intergroup tax allocation from TCI Group                        (45,474)
   Transfer of assets from TCI Group, net of
     deferred taxes                                                 45,253
   Net cash transfers from TCI Group                               217,932
                                                                ----------
Balance at September 30, 1996                                   $1,098,294
                                                                ==========

See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Cash Flows
                                  (unaudited)



                                                                    Nine months ended
                                                                      September 30,
                                                               ---------------------------
                                                                   1996            1995
                                                               -----------     -----------
                                                                   amounts in thousands
                                                                       (see note 2)
Cash flows from operating activities:
   Net loss                                                    $   (63,534)        (18,250)
   Adjustments to reconcile net loss to net cash provided
      by operating activities:
        Compensation relating to stock appreciation rights              --              22
        Adjustment to compensation relating to stock
          appreciation rights                                          (84)             --
        Share of losses of affiliates                              111,345          31,787
        Gain on sale of stock by TCG                               (12,410)             --
        Intergroup tax allocation                                  (45,474)        (13,146)
        Deferred income tax expense                                 13,136           3,794
                                                               -----------     -----------
                Net cash provided by operating activities            2,979           4,207
                                                               -----------     -----------
Cash flows from investing activities:
   Additional investments in and loans to affiliates              (221,459)       (726,698)
   Repayments of receivables from affiliates                            --           1,642
                                                               -----------     -----------

                Net cash used in investing activities             (221,459)       (725,056)
                                                               -----------     -----------
Cash flows from financing activities -
   Cash transfers to Telephony Group                               218,480         720,849
                                                               -----------     -----------
                Net change in cash                                      --              --

                Cash at beginning of period                             --              --
                                                               -----------     -----------
                Cash at end of period                          $        --              --
                                                               ===========     ===========


See accompanying notes to combined financial statements.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements

                               September 30, 1996
                                  (unaudited)

(1)      Basis of Presentation


         On December 4, 1996 the Board of Directors of Tele-Communication, Inc. (the "Board") authorized, subject to shareholders approval (the "Telephony Stock Proposal"), a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships, the PCS Ventures, formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand, and its investment in TCG. The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony
         Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses
         (the "Telephony Business").



         The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements





         As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area) at any time or from time to time, as applicable, provided that Telephony Group is at the time a subsidiary of the Company and the Company is then conducting such business.



         The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI
         Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.


         The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

         While the Telephony Group Stock constitutes common stock of TCI, issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.


         Holders of Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock"), Series A Liberty Media Group and Series B Liberty Media Group common stock ("Liberty Media Group Stock") and Telephony Group Common Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.


         Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the Groups for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.



                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


         Dividends on the Telephony Group Stock will be payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to Telephony Group, as defined. Determinations to pay dividends on Telephony Group Stock are based primarily upon the financial condition, results of operations and business requirements of Telephony Group and TCI as a whole.


         Pro Forma Loss Attributable to Common Shareholders (Unaudited)

         Pro forma loss attributable to common shareholders for the nine months ended September 30, 1996, assumes, solely for the purpose of this calculation, that the Company sold, on January 1, 1996, 10% of the equity value of Telephony Group in an initial public offering. Additionally, the pro forma calculation assumes the conversion, on January 1, 1996, of $500 million of TCI Group's interest in Telephony Group into a preferred stock due from Telephony Group (see note 6). The Company currently has not determined, if and the extent to which, it would sell the equity value of Telephony Group in an initial public offering.


         The accompanying interim combined financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the full year. These combined financial statements should be read in conjunction with the audited combined financial statements of Telephony Group for the year ended December 31, 1995.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
         Actual results could differ from those estimates.

(2)      Supplemental Disclosures to Combined Statements of Cash Flows

         There was no cash paid for interest for the nine months ended September 30, 1996 and 1995, respectively. Cash paid for income taxes was not material for the periods presented.

         Noncash transfers of assets to the Telephony Group aggregated $58,225,000 with associated deferred taxes of $12,972,000 for the nine months ended September 30, 1996.

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


(3)      Investments in the PCS Ventures

         Summarized unaudited results of operations for the PCS Ventures accounted for under the equity method are as follows:

                                                Nine months ended
            Combined Operations                    September 30,
                                              ----------------------
                                                1996          1995
                                              ---------      -------
                                                amounts in thousands
              Revenue                         $      71         --
              Operating expenses               (164,028)     (19,930)
              Depreciation and amortization      (1,847)        (161)
                                              ---------      -------
                  Operating loss               (165,804)     (20,091)

              Interest expense                     (297)        --
              Other, net                        (94,644)     (15,892)
                                              ---------      -------
                  Net loss                    $(260,745)     (35,983)
                                              =========      =======



         Subsidiaries of Telephony Group, Comcast, Cox (together with the Company and Comcast, the "Cable Partners") and Sprint are partners in Sprint Spectrum Holding Company, L.P., which was formed to engage in the business of providing wireless communications services on a nationwide basis. Telephony Group owns an indirect 30% interest in Sprint Spectrum. Sprint Spectrum was the successful bidder for PCS licenses for 29 markets in an auction conducted by the Federal Communications Commission that ended in March 1995. The aggregate license cost for these licenses was approximately $2.1 billion, all of which has been paid. Sprint Spectrum may elect to bid in subsequent auctions of PCS licenses and/or acquire PCS licenses from other holders, has invested in American PSC, L.P. ("APC") which holds the PCS license for the Washington-Baltimore market, has agreed to invest in the entity that will hold the PCS license for the Los Angeles-San Diego market, and may invest in other entities that hold PCS licenses. Subsidiaries of Cox, Sprint and Telephony Group are also partners in a partnership ("PhillieCo") that holds a PCS license for the Philadelphia market which was acquired at a license cost of $85 million. Telephony Group has an indirect 35.3% interest in PhillieCo.



         The capital that Sprint Spectrum will require to fund the construction of the PCS systems, in addition to the license costs and investments described above, will be substantial. Pursuant to the business plan adopted by the partners in Sprint Spectrum for the build out of Sprint Spectrum's nationwide network, the partners are obligated to make additional cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996. Telephony Group has agreed to contribute approximately $0.6 billion of such aggregate amount, $0.2 billion of which was contributed during the nine months ended September 30, 1996. The Company expects that Sprint Spectrum will require additional equity thereafter.


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


 (4)     Investment in TCG

         TCG is a competitive local exchange carrier which provides integrated local telecommunications services in major metropolitan markets nationwide. TCG's customers are principally telecommunications intensive businesses, long distance carriers and resellers of wireless communications companies.

         TCG, a competitive local exchange carrier, conducted an initial public offering (the "TCG IPO") on July 2, 1996 in which it sold 27,025,000 shares of Class A common stock at $16.00 per share to the public for aggregate net proceeds of approximately $410,000,000. As a result of the TCG IPO, Telephony Group's ownership interest in TCG was reduced from approximately 35% to approximately 31%. Accordingly, Telephony Group recognized a gain amounting to $12.4 million (before deducting deferred income tax expense of approximately $5 million).

         During 1992, the Telephony Group acquired a 30% ownership interest in Teleport Communications Group, Inc., ("TCGI"). Subsequent to the acquisition, the Telephony Group advanced funds to TCGI in the form of notes receivable. Such notes receivable bore interest at a variable rate (which approximated 7.0% at December 31, 1995). In conjunction with the Reorganization (as defined below), $57.8 million of such receivables were converted to equity of TCGI. The remaining note receivable of $26 million was exchanged for a new note which bears interest at 7.5% and is due in 2001. At September 30, 1996, the amount outstanding (including accrued interest) was 26.3 million.

         Also during 1992, TCGI, with COX, Comcast and Continental Cablevision ("Continental"), (collectively the "Cable Stockholders"), formed TCG Partners to invest, with TCGI, the Cable Stockholders and other cable operators, in 14 partnerships (the "Local Market Partnership") to develop and operate local telecommunications networks.

         Summarized unaudited combined results of operations for TCG as of and for the period ended September 30, 1996 and TCGI and TCG Partners as of and for the period ended September 30, 1995 are as follows:

                                                    Nine months ended
                                                       September 30,
           Combined Operations                     1996             1995
                                                ----------        --------
                                                   amounts in thousands

               Revenue                          $  180,271         150,498
               Operating expenses                 (161,403)       (150,550)
               Depreciation and amortization       (51,984)        (37,520)
                                                ----------        --------
                    Operating loss                 (33,116)        (37,572)

               Interest expense                    (44,451)        (22,223)
               Other, net                            5,428          (8,803)
                                                ----------        --------
                    Net loss                    $  (72,139)        (68,598)
                                                ==========        ========


                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         In June 1996, TCGI and the Cable Stockholders agreed to simplify the TCG capital structure by consolidating the ownership of TCG Partners and the Local Market Partnerships as wholly owned subsidiaries of TCGI. As part of this process, certain of the other cable operators agreed to exchange their interests in the Local Market Partnerships with TCGI directly or through a Cable Stockholder for TCGI common stock.

         TCGI and the Cable Stockholders entered into a reorganization agreement pursuant to which TCGI, TCG Partners and the Local Market Partnerships were reorganized (the "Reorganization"). The principal transactions comprising the Reorganization include:

                  The acquisition by TCGI of TCG Partners in exchange for TCGI Class B Common Stock issued to the Cable Stockholders.

                  The acquisition by TCGI of all interests in 12 of the 14 Local Market Partnerships in exchange for TCGI Class B Common Stock issued to the Cable Stockholders and Class A Common Stock issued to the cable operators.

                  The contribution to TCGI of $269 million in aggregate principal amount of indebtedness, plus accrued interest from May 1995, owed by TCGI to the Cable Stockholders in exchange for Class B Common Stock issued to the Cable Stockholders.

         Also in July, 1996, TCGI issued approximately 27 million shares representing approximately 15.4% of Class A Common Stock and $300 million of Senior Notes and $1,073 million of Senior Discount Notes as part of an initial public offering (the "Offering").

         In consideration of the transfer by each of the Cable Stockholders of its respective interests in TCG Partners and the Local Market Partnerships and the contribution to TCGI of the indebtedness described above, the Company issued immediately prior to the Offerings approximately 69 million additional shares of Class B Common Stock to the Cable Stockholders.

         In connection with Continental's announced merger with U S WEST, Inc., TCGI purchased approximately 8 million shares (out of approximately
         25.8 million shares) of Class B Common Stock owned by Continental for $121 million. On November 5, 1996, the U.S. Department of Justice announced a settlement with U S WEST, Inc., and Continental pursuant to which Continental will be required to reduce its ownership percentage in TCGI to below 10% by June 30, 1997 and to eliminate such ownership entirely by December 31, 1998.

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         Pursuant to the Reorganization, TCG Partners and 12 of the 14 Local Market Partnerships have become wholly owned subsidiaries of TCGI. Subsequently, as part of the Reorganization, the remaining minority interests related to another cable operator's interests in TCG San Francisco and TCG Seattle were acquired by the Company. Subsequent to this acquisition, the ownership interest in these entities were acquired by the Telephony Group. The issuance of shares received by the Telephony Group in the Reorganization assumes that subsequent to the Offerings, the Telephony Group will contribute its current such acquired partnership interests in TCG San Francisco and TCG Seattle to TCG. The transfer of such interests occurred in the fourth quarter of 1996.



         Additionally as part of the Reorganization, the Telephony Group was issued 638,862 shares of TCGI Class A Common Stock in consideration for the transfer to TCGI of the partnership interest which the Telephony Group acquired from MicroNet, Inc. in TCG San Francisco. The Telephony Group also has acquired a 4.2% interest in TCG San Francisco from InterMedia Partners. The Telephony Group was issued 372,666 shares of Class A Common Stock for the transfer to TCGI of such acquired partnership interest. These transfers also occurred in the fourth quarter of 1996.


(5)      Investment in Other Affiliates

         Summarized unaudited results of operations for other affiliates accounted for under the equity method are as follows:

                                            Nine months ended September 30,
                                            -------------------------------
             Combined Operations                 1996              1995
                                            -------------      ------------
                                                   amounts in thousands
                 Revenue                         $  4,534          2,165
                 Operating expenses                (3,807)        (3,230)
                 Depreciation and amortization     (2,494)        (1,070)
                                                 --------      ---------

                   Operating loss                  (1,767)        (2,135)

                 Interest expense                  (1,156)          (275)
                 Other, net                           (85)           (53)
                                                 --------      ---------

                   Net loss                      $ (3,008)        (2,463)
                                                 ========      =========



                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


(6)      Combined Equity

         General


         If the Telephony Group Stock Proposal is approved by stockholders, the Series A Telephony Group Stock will have one vote per share and the Series B Telephony Group Stock will have ten votes per share.



         Shares of Series B Telephony Group Stock will be convertible at any time at the option of the holder only into the same number of shares of Series A Telephony Group Stock.



         The rights of holders of the Telephony Group Stock upon liquidation of TCI will be based upon the ratio of the aggregate market capitalization, as defined, of the Telephony Group Stock to the aggregate market capitalization, as defined, of the TCI Group Stock, the Telephony Group Stock and the Liberty Media Group Stock.


         Stock Options and Stock Appreciation Rights


         Certain key employees of TCI involved with Telephony Group matters hold options with tandem stock appreciation rights to acquire Series A TCI Group Stock and Series A Liberty Media Group Stock as well as restricted stock awards of Series A TCI Group Stock. Estimates of the compensation relating to the options and/or stock appreciation rights as well as restricted stock awards granted to such employees have been recorded in the accompanying combined financial statements, but are subject to future adjustment based upon the market value of Series A TCI Group Stock and Series A Liberty Media Group Stock (see note 1) and, ultimately, on the final determination of market value when the rights are exercised or the restricted shares are vested.


         On December 1, 1996, two executive officers of TCI Communications, Inc., a subsidiary of TCI, were each granted options representing 1.0% of the equity value of the Telephony Group. Upon the approval of the Telephony Group Stock Proposal, each of such options will convert to options to purchase shares of Series A Telephony Group Stock representing 1.0% of the number of shares of Series A Telephony Group Stock issuable with respect to the Telephony Group Inter-Group Interest. The aggregate exercise price for each option is equal to 1.0% of TCI's cumulative investment in the Telephony Group as of December 1, 1996 less $500 million representing preferred stock of the Telephony Group due to the TCI Group and further reduced by tax benefits generated by the Telephony Group (up to $500 million) as and when used by the TCI Group. Such exercise price shall be adjusted to reflect an assumed interest cost of 6% per annum on TCI's cumulative investment reduced by the foregoing amounts through the date of exercise. Such executive officers were also granted options representing 1.0% of the equity value of the ResTel Business. The exercise of the Telephony Group options is inseparable from the ResTel Business options. Such options vest 20% per annum, first become exercisable on February 1, 1997 and expire February 1, 2006.


                                                                     (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         Transactions with TCI Group and Other Related Parties

         Certain TCI corporate general and administrative costs are charged to Telephony Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs Telephony Group would incur for comparable services on a stand alone basis. During the nine months ended September 30, 1996 and 1995, Telephony Group was allocated $548,000 and $211,000, respectively, in corporate general and administrative costs by TCI Group.


         TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.


         If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statement of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.

                                                                    (continued)

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



         To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



         Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



         The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


         On December 1, 1996, the TCI Group converted $500 million of it's interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


         In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.


         Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



         All financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.

                               "TELEPHONY GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements

         Federal income taxes and certain state and local taxes would be paid on a consolidated basis. However, pursuant to a tax sharing agreement, federal income taxes are calculated, with certain adjustments, on a separate return basis for each Group (applying provisions of the Internal Revenue Code of 1986, as amended, and related regulations as if such Group filed a separate consolidated return for federal income tax purposes). Based upon these separate calculations, an allocation of tax liabilities is made such that each separate Group is responsible to the Company for its gross share of the Company's consolidated federal income tax liabilities, such gross share being determined without regard to (a) tax benefits that are attributable to the Company or the other Groups or (b) certain tax benefits that are attributable to a Group but that are taken into account in determining the Company's consolidated federal income tax benefit carryovers. Similarly, the Company is responsible to each Group for tax benefits attributable to such Group and actually used by the Company in determining its consolidated federal income tax liability. Notwithstanding the foregoing, the Company and Telephony Group have agreed that the Company may use up to $500 million of tax benefits generated by the Telephony Group in determining its consolidated federal income tax liability without providing a credit to the Telephony Group in such amount. Tax attributes, including but not limited to net operating losses, investment tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred intercompany gains and tax basis in assets, would be inventoried and tracked for each Group. In addition, pursuant to such tax sharing agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and the Company's combined or unitary tax liability is allocated between the Groups based upon such separate calculation. The Company has retained the right to file all returns, make all elections and control all audits and contests. The Company anticipates that the assets and entities comprising the Telephony Group will be transferred to a direct subsidiary of TCI. At such time, the Telephony Group will become party to the Tax Sharing Agreement. Such transfers will be recorded at carryover basis for financial reporting purposes.


(7)      Commitments and Contingencies


         As a partner in certain partnerships, from time to time, the Telephony Group is obligated to make cash payments, either in the form of equity or loans, the most significant of which is the funding of Sprint Spectrum. As previously described, the Partners are obligated to make cash capital contributions to Sprint Spectrum in the aggregate amount of approximately $1.9 billion during the two-year period that commenced January 1, 1996.



         The Telephony Group's commitment to fund partnerships (including the aforementioned funding obligation to Sprint Spectrum) are estimated as follows (amounts in thousands):




                  1997                  $ 370,000
                  1998                     70,000
                                        ---------
                                        $ 440,000
                                        =========




         Pursuant to an agreement entered into in connection with certain financings by Sprint Spectrum, under certain circumstances the Partners may be required to make additional contributions to Sprint Spectrum to fund projected cash shortfalls to the extent that the amount of the Partners' aggregate contributions to Sprint Spectrum (exclusive of certain amounts, including amounts invested in certain affiliates of Sprint Spectrum), following December 31, 1995 are less than $1.0 billion; however, based on the currently expected timing and use of the Partners' contributions to Sprint Spectrum, the Company currently believes that such agreement will not result in the Company's being required to make any incremental capital contributions in addition to its pro rata portion of such $1.9 billion amount.


         Certain of Telephony Group's affiliates are general partnerships and any subsidiary of Telephony Group that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts of that partnership in the event liabilities of that partnership were to exceed its assets.

                                  "TCI GROUP"
                       (a combination of certain assets)



                 Years Ended December 31, 1995, 1994 and 1993



Management's Discussion and Analysis of
   Financial Condition and Results of Operations

         General

         As of January 27, 1994, TCI Communications, Inc. (formerly Tele-Communications, Inc. or "TCIC") and Liberty Media Corporation ("Liberty") entered into a definitive merger agreement to combine the two companies. The transaction was consummated on August 4, 1994. Due to the significant economic interest held by TCIC through its ownership of Liberty preferred stock and Liberty common stock and other related party considerations, TCIC accounted for its investment in Liberty under the equity method prior to the consummation of the merger (the "TCI/Liberty Combination"). Accordingly, TCIC had recognized 100% of Liberty's earnings or losses before deducting preferred stock dividends. The TCI/Liberty Combination was accounted for using predecessor cost due to related party considerations. Accordingly, the accompanying combined financial statements of TCI Group reflect the combination of the historical financial information of the assets of Tele-Communications, Inc. ("TCI" or the "Company") and Liberty which have not been attributed to Liberty Media Group or the Telephony Group. For periods prior to the TCI/Liberty Combination, the combined financial statements of TCI Group, the Telephony Group and Liberty Media Group comprise all the accounts included in the corresponding consolidated financial statements of TCI and subsidiaries and Liberty and subsidiaries. For periods subsequent to the TCI/Liberty Combination, the combined financial statements of TCI Group, the Telephony Group and Liberty Media Group comprise all the accounts included in the corresponding consolidated financial statements of TCI and subsidiaries.


         On August 3, 1995, the shareholders of TCI authorized the Board of Directors of TCI (the "Board") to issue a new class of stock which is intended to reflect the separate performance of Liberty Media Group ("Liberty Media Group Stock"). While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to Liberty Media Group to its security holders of record on August 4, 1995 (the "Distribution"). Additionally, shareholders of TCI approved the redesignation of the previously authorized Class A and Class B common stock of TCI into Series A and Series B TCI Group common stock ("TCI Group Stock").

                                  "TCI GROUP"
                       (a combination of certain assets)




         On December 4, 1996, the Board authorized, subject to shareholder approval (the "Telephony Stock Proposal"), the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand (the "PCS Ventures"), and its investment in Teleport Communications Group, Inc., a Delaware corporation. ("TCG" or "Teleport"). The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo. L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").


         The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred herein as a "Group".


         As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area), at any time or from time to time, as applicable, provided that Telephony Group is at the time of exercise a subsidiary of the Company and the Company is then conducting such business.


         The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.


         If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony of TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



         TCI Telephony also has the right to acquire TCI's interests in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.

                                  "TCI GROUP"
                       (a combination of certain assets)



         The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest." Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

         While the Telephony Group Stock constitutes common stock of TCI, the issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.

         Holders of TCI Group Stock, Liberty Group Stock and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.

         Following the approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.




         Summary of Operations

         TCI Group operates principally in the cable and communications industry. The Technology/Venture Capital and the International Cable and Programming portions of TCI Group's business have been included with cable and communications services due to their relative insignificance. The table below sets forth for the periods presented, the percentage relationship that certain items bear to revenue. This summary provides trend data relating to the normal recurring operations of TCI Group. Other items of significance are discussed separately under separate captions below.

                                                            Years ended December 31,
                                       ----------------------------------------------------------------
                                              1995                   1994                  1993
                                       -------------------    ------------------    -------------------
                                                 amounts in millions, except for percentages
Revenue                                  100%    $   5,384        100%  $  4,269      100%    $   4,090
Operating costs and expenses before
   depreciation and amortization           64        3,457         58      2,480        55        2,251
Depreciation and amortization              24        1,274         23      1,001        22          920
                                       ------    ---------    -------   --------    ------    ---------

     Operating income                     12%    $     653        19%   $    788       23%    $     919
                                       =====     =========    ======    ========    =====     =========

         On October 5, 1992, Congress enacted the 1992 Cable Act. In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, TCI Group's Regulated Services are subject to the jurisdiction of local franchising authorities and the FCC. The regulations established benchmark rates in 1993, which were further reduced in 1994, to which the rates charged by cable operators for Regulated Services were required to conform.

         The FCC also allowed cable operators to justify rates under "cost of service" rules, which allow "high cost" systems to establish rates in excess of the benchmark level. The FCC's interim cost of service rules allowed a cable operator to recover through rates for regulated cable services its normal operating expenses plus a rate of return equal to 11.25 percent on the rate base. However, the FCC significantly limited the inclusion in the rate base of acquisition costs in excess of the book value of tangible assets. As a result, the Company pursued cost of service justifications in only a few cases. On December 15, 1995, the FCC adopted slightly more favorable cost of service rules.

                                  "TCI GROUP"

                       (a combination of certain assets)



         The regulations also provide mechanisms for adjusting rates when regulated tiers are affected by channel additions or deletions. Additional programming costs resulting from channel additions can be accorded the same external treatment as other program costs increases, and cable operators presently are permitted to recover a mark-up on their programming expenses. Under one option, operators are allowed a flat ($.20) fee increase per channel added to an existing CPST, with an aggregate cap on such increases ($1.20) plus a license fee reserve ($.30) through 1996. In 1997, an additional flat ($.20) fee increase will be available, and the license fees for additional channels and for increases in existing channels will no longer be subject to the aggregate cap. This optional approach for adding services is scheduled to expire on December 31, 1997.

         TCI Group reduced its rates in 1993 and 1994 and limited its rate increases in 1995 in response to FCC regulations. TCI Group believes that it has complied, in all material respects, with the provisions of the 1992 Cable Act, including its rate setting provisions. However, TCI Group's rates for Regulated Services are subject to adjustment upon review, as described above. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

         On October 30, 1995, the FCC accepted for comment a proposed resolution of all complaints against the cable programming services tier currently pending against cable systems owned by TCI Group. If the proposed resolution is accepted by the FCC, TCI Group will settle all pending complaints by a one-time credit to each subscriber in CPST regulated franchises. The aggregate amount of such credits is approximately $9 million and had previously been accrued by TCI Group. In addition, the FCC will find that the CPST rates in CPST regulated franchises on September 15, 1995 comply with federal regulations. TCI Group has committed not to file any additional cost-of-service filings until May 15, 1996 in franchises that were subject to CPST regulation prior to September 15, 1995. However, TCI Group will be able to avail itself of the other mechanisms under FCC rules to recover costs, including abbreviated cost-of-service filings covering system rebuilds and upgrades. In the proposed resolution, TCI Group does not admit any violation of, or any failure to conform to, the 1992 Cable Act or the rules promulgated thereunder. The comment period has ended and TCI Group is awaiting final action by the FCC.

         Because the 1996 Telecom Act does not deregulate CPST rates until 1999 (and basic service tier rates will remain regulated thereafter), TCI Group believes that the 1993 and 1994 rate regulations have had and will continue to have a material adverse effect on its results of operations.

                                  "TCI GROUP"

                       (a combination of certain assets)



         Revenue increased 26% from 1994 to 1995. Such increase is the result of the effect of certain acquisitions (13%), growth in TCI Group's Primestar subscribers (4%), increases in the rates charged to TCI Group's subscribers from inflation increases, the provision of new channels and increases in equipment costs (4%), growth in subscriber levels within TCI Group's cable television systems (4%) and an increase in the Company's long distance voice and data service revenue (1%). Revenue increased by approximately 4% from 1993 to 1994. Such increase was the result of growth in subscriber levels within TCI Group's cable television systems (5%), the effect of certain other acquisitions (2%) and certain new services (1%), net of a decrease in revenue (4%) due to rate reductions required by rate regulation implemented pursuant to the 1992 Cable Act. In the second half of 1994, as a result of the FCC's revision of its rate regulations which reduced benchmark rates, TCI Group experienced an additional decrease, in excess of that which was incurred in 1993, in the price charged for those services that are subject to rate regulation under the 1992 Cable Act.

         Operating costs and expenses before depreciation and amortization increased 40% for the year ended December 31, 1995. Exclusive of the effects of acquisitions (13%) and Primestar (7%) (see discussion below), such expenses increased 20%. Programming expenses accounted for the majority of such increase. TCI Group cannot determine whether and to what extent increases in the cost of programming will affect its future operating costs. However, such programming costs have increased at a greater percentage than increases in revenue from Regulated Services. TCI Group will experience an increase in programming costs in the first five months of 1996 without increasing its rates charged to its customers at that time. In June of 1996, TCI Group will be entitled to an increase in its service rates for increased programming costs and inflation. FCC regulations provide for TCI Group to further increase its rates by an additional amount intended to recover increased programming costs incurred during the first five months of 1996 and not previously recovered, as well as interest on said amounts.

         During 1995, TCI Group changed its approach to how it ordered and stored excess cable distribution equipment. TCI Group created material support centers and consolidated all of its excess inventory. In conjunction with this change, TCI Group incurred $5 million of costs. Additionally, during 1995, TCI Group incurred approximately $22 million in expenses related to initiatives to improve its customer service, to begin the redesign of its computer and accounting systems and promote and market TCI Group's products. During the fourth quarter of 1995, TCI Group incurred $25 million in expenses related to payment of bonuses to the majority of its employees.


         During 1995, TCI Group's revenue and expenses related to its satellite service operations have increased significantly as the number of TCI Group's Primestar subscribers increased from approximately 100,000 subscribers at January 1, 1995 to approximately 550,000 subscribers at December 31, 1995. During the year ended December 31, 1995, revenue increased from $30 million to $207 million and operating, selling, general and administrative expenses increased from $18 million to $197 million, as compared to the year ended December 31, 1994.

                                  "TCI GROUP"

                       (a combination of certain assets)



         Operating costs and expenses before depreciation and amortization increased 10% for the year ended December 31, 1994 compared to the corresponding period of 1993. The consolidation of Liberty resulted in an increase of $18 million in operating, selling, general and administrative expenses from Liberty's cable television systems. In 1993, TCI Group incurred certain one-time direct charges relating to the implementation of the FCC rate regulations.

         The increase in TCI Group's depreciation expense in 1995 is due to acquisitions as well as increased capital expenditures due to a program to upgrade and install optical fiber technology in TCI Group's cable systems. The systems, which facilitate digital transmission of voice, video and data signals, will have optical fiber to neighborhood nodes with coaxial cable distribution downstream from that point. The increase in TCI Group's amortization expense in 1995 is due to acquisitions.

         Certain corporate general and administrative costs are charged to the Telephony Group and the Liberty Media Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that would approximate the costs either Group would incur for comparable services on a stand alone basis. The accompanying combined statements of operations do not reflect the allocation of corporate general and administrative costs through the date of the TCI/Liberty Combination in the aforementioned manner because the majority of the entities attributable to Liberty Media Group were owned, directly or indirectly, by Liberty Media Corporation for the majority of the periods presented herein. During 1995, Liberty Media Group was allocated $3 million in corporate general and administrative costs by TCI Group. During all the periods presented, Telephony Group was allocated less than $1 million in corporate general and administrative costs by TCI Group.

         TCI Group records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees by TCI or TINTA. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

         Other Income and Expenses

         TCI Group's interest expense increased $207 million or 26% from 1994 to 1995 and $51 million or 7% from 1993 to 1994. Such increases are the result of higher interest rates and debt balances. TCI Group's weighted average interest rate on borrowings was 8.1%, 7.6% and 7.3% during 1995, 1994 and 1993, respectively.

         TCI Group is a shareholder of TeleWest, a company that is currently operating and constructing cable television and telephone systems in the UK. TeleWest, which is accounted for under the equity method, had a carrying value at December 31, 1995 of $550 million and comprised $70 million, $43 million and $28 million of TCI Group's share of its affiliates' losses in 1995, 1994, and 1993, respectively. In addition, TCI Group has other less significant equity method investments in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries. In the aggregate, such other equity method investments had a carrying value of $354 million at December 31, 1995 and accounted for $62 million and $50 million of TCI Group's share of its affiliates' losses in 1995 and 1994, respectively.

                                  "TCI GROUP"

                       (a combination of certain assets)




         TeleWest was formed during the fourth quarter of 1995 upon the merger of TeleWest Communications with SBC (CableComms)(UK). Prior to the TeleWest Merger, TCI Group had an effective ownership interest of approximately 36% in TeleWest Communications, and subsequent to the TeleWest Merger, TCI Group has an effective ownership interest of approximately 27% in TeleWest. As a result of the TeleWest Merger, TCI Group recognized a gain of $165 million (before deducting the related tax expense of $58 million). Such gain represents the difference between TCI Group's recorded cost for TeleWest Communications and TCI Group's effective proportionate share of TeleWest's net assets. There is no assurance that TCI Group will realize similar gains in future periods.

         As a result of the TeleWest Communications November 1994 initial public offering and the associated dilution of TCI Group's ownership interest of TeleWest Communications, TCI Group recognized a gain amounting to $161 million (before deducting the related tax expense of $57 million) in 1994.

         TeleWest, which is currently constructing broadband cable television and telephony networks in the UK, has incurred net losses since its inception. Although there is no assurance, TCI Group believes (i) that the continued expansion of TeleWest's networks ultimately will provide TeleWest with a revenue base that will exceed its expenses and (ii) that TeleWest's present and future sources of liquidity (including the net proceeds from the TeleWest IPO and certain bank credit facilities) will be sufficient to meet TeleWest's liquidity requirements for the foreseeable future. TCI Group has no present intention to make significant loans to or investments in TeleWest.

         As a result of the TINTA IPO and TYC Acquisition, TCI Group recognized a gain amounting to $123 million during 1995. There is no assurance that TCI Group will realize similar gains in future periods.

         During the first quarter of 1995, Liberty Media Group acquired an additional interest in an investment previously accounted for under the cost method. Upon consummation of such transaction, Liberty Media Group is deemed to exercise significant influence over such entity and, as such, adopted the equity method of accounting. The restatement resulted in an increase in earnings from Liberty Media Group of $5 million for the year ended December 31, 1994.

         Net Earnings (Loss)

         TCI Group's net loss (before loss of Telephony Group and Liberty Media Group and preferred stock dividend requirements) of $76 million for the year ended December 31, 1995 represents an increase of $66 million, as compared to TCI Group's net loss of $10 million for 1994. Such increase is the result of increases in interest expense and share of losses of affiliates combined with a decrease in operating income which were partially offset by the aforementioned gain recognized as a result of the TINTA IPO and the TYC Acquisition and a decrease in tax expense.

         TCI Group's net loss (before loss of Telephony Group, earnings of Liberty Media Group and preferred stock dividend requirements) of $10 million for 1994 represents a decrease of $18 million, as compared to TCI Group's net loss of $28 million for 1993. Such decrease is the result of the recognition of a gain resulting from TeleWest Communications' initial public offering and a decrease in tax expense offset by a decrease in operating income and an increase in share of losses of affiliates.

         Inflation has not had a significant impact on TCI Group's results of operations during the three-year period ended December 31, 1995.

                                  "TCI GROUP"
                       (a combination of certain assets)



         Recent Accounting Pronouncements


         In March of 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of ("Statement No. 121") effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. TCI Group will adopt Statement No. 121 effective January 1, 1996. The effect of such adoption is not expected to be significant.



         Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123"), was issued by the FASB in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. TCI Group will include the disclosures required by Statement No. 123 in the notes to future financial statements.


         Liquidity and Capital Resources


         Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.



         Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


         Dividends on the TCI Group Stock are payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to TCI Group, as defined. Determinations to pay dividends on TCI Group Stock would be based primarily upon the financial condition, results of operations and business requirements of TCI Group and TCI as a whole.

                                  "TCI GROUP"
                       (a combination of certain assets)



         Following the TCI/Liberty Combination, TCI Group has managed certain treasury activities for Liberty Media Group on a centralized basis. Cash receipts of certain businesses attributed to Liberty Media Group are remitted to TCI Group and certain cash disbursements of Liberty Media Group are funded by TCI Group on a daily basis. Prior to the Distribution, but subsequent to the TCI/Liberty Combination, the net amounts of such cash activities are included in investment in Liberty Media Group in the accompanying combined financial statements. Prior to the TCI/Liberty Combination, Liberty separately managed the treasury activities of its subsidiaries. Subsequent to the Distribution, such cash activities are included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to be reflected as an Inter-Group Interest to Liberty Media Group.


         TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from the loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.


         If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statement of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.

                                  "TCI GROUP"
                       (a combination of certain assets)




         To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis
(i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



         Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



         The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


         On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

         In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.

                                  "TCI GROUP"
                       (a combination of certain assets)



         Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



         For all periods prior to the Distribution of the Liberty Media Group Stock on August 10, 1995, all financial impacts of equity offerings are and will be attributed entirely to the TCI Group. After the Distribution, all financial impacts of issuances of additional shares of TCI Group Stock are and will be attributed entirely to the TCI Group, all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the Liberty
Media Group, and all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the TCI
Group in respect of a reduction in any Inter-Group Interest in the Liberty Media Group are and will be to such extend reflected in the combined financial statements of the TCI Group. All financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.


         As of January 26, 1995, TCI Group and TeleCable consummated the TeleCable Merger. The aggregate $1.6 billion purchase price was satisfied by TCI Group's assumption of approximately $300 million of TeleCable's net liabilities and the issuance to TeleCable's shareholders of approximately 42 million shares of TCI Class A common stock and 1 million shares of Series D Preferred Stock with an aggregate initial liquidation value of $300 million. The Series D Preferred Stock, which accrues dividends at a rate of 5.5% per annum, is convertible into 10 million shares of Series A TCI Group Stock and
2.5 million shares of Series A Liberty Group Stock. The Series D Preferred Stock is redeemable for cash at the option of TCI after five years and at the option of either TCI or the holder after ten years.

                                  "TCI GROUP"
                       (a combination of certain assets)




         On April 25, 1995, TINTA acquired a 51% ownership interest in Cablevision for a purchase price of $282 million, before liabilities assumed. The purchase price was paid with cash consideration of $195 million and TINTA's issuance of $87 million principal amount of secured negotiable promissory notes payable to the selling shareholders. TINTA has an option during the two-year period ended April 25, 1997 to increase its ownership interest in Cablevision up to 80% at a cost per subscriber similar to the initial purchase price, adjusted however for certain fluctuations in applicable foreign currency exchange rates.





         On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International, Inc, and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").



         The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.



         Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of 4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

                                  "TCI GROUP"
                       (a combination of certain assets)





         At December 31, 1995, Cable Sub provided service to approximately 1.2 million basic subscribers and had total assets of $1,067 million. For the year ended December 31, 1995, Cable Sub had revenue of $442 million and net earnings of $34 million. TCI Group will account for such acquisition under the purchase method of accounting. Accordingly, the cost to acquire Cable Sub estimated at approximately $2.2 billion (reflecting the Loan Proceeds of $1.7 billion and the estimated aggregate Stated Value of the Exchangeable Preferred Stock of $500 million) would be allocated to the assets and liabilities acquired according to their respective fair values, with any excess being treated as intangible assets. As such, TCI Group will reflect additional interest expense, depreciation, amortization and minority share of losses of consolidated subsidiaries. On a pro forma basis, if the transaction had been consummated under its current terms on or before January 1, 1995, Cable Sub would have reflected loss before taxes of approximately $51 million for the year ended December 31, 1995. On a pro forma basis, Cable Sub would reflect an approximate $21 million of preferred stock dividend requirements on an annual basis assuming, solely for the purpose of this presentation, a dividend rate of 4.25% per annum on the Exchangeable Preferred Stock. On a pro forma basis, TCI Group would reflect the foregoing financial impacts of Cable Sub in its combined results of operations except that the preferred stock dividend requirement of Cable Sub would be reflected as minority interest in TCI Group's statement of operations and TCI Group would incur an additional approximately $28 million of interest expense per year arising from the assumed borrowing by TCI Group for its $350 million capital contribution to Cable Sub.


         Pursuant to an underwritten public offering, TCI sold 19,550,000 shares of TCI Class A common stock in February of 1995. TCI Group received net proceeds of approximately $401 million. Such proceeds were immediately used to reduce outstanding indebtedness under credit facilities.

         On July 18, 1995, TINTA completed the IPO in which it sold 20 million shares of TINTA Series A common stock to the public for aggregate consideration of $320 million, before deducting related expenses (approximately $19 million). TINTA used the IPO proceeds to repay debt of the Company ($177 million) and fund acquisitions, operations and capital contributions.

         During the year ended December 31, 1995, TCI Group sold approximately $1.5 billion of publicly-placed fixed-rate senior and medium term notes with interest rates ranging from 6.8% to 8.8% and maturity dates ranging through 2015. The proceeds from the sale of these notes were used primarily to repay variable-rate bank debt.

         Subsequent to December 31, 1995, TINTA issued $345 million (before deducting offering costs of $9 million) of 4.5% convertible subordinated debentures. TINTA anticipates that it will use the net proceeds to fund capital contributions to certain of its equity investees.

         Also, subsequent to December 31, 1995, TCIC issued (i) 4.6 million shares of Cumulative Exchangeable Preferred Stock for net cash proceeds of $223 million, (ii) 20 million preferred securities of 8.72% Trust Originated Preferred Securities for net cash proceeds of $486 million (through a special purpose entity formed as a Delaware business trust) and (iii) $1.0 billion of publicly-placed fixed rate senior and medium term notes with interest rates ranging from 6.9% and 7.9% and maturity dates ranging through 2026. TCIC used the proceeds from the aforementioned debt and equity securities to retire overnight commercial paper and to repay variable rate indebtedness.

                                  "TCI GROUP"
                       (a combination of certain assets)




         TCI Group has a credit facility which matures in September of 1996. The outstanding balance of such facility was $602 million at December 31, 1995. TCI Group currently anticipates that it will refinance such borrowings but there can be no assurance that it can do so on terms acceptable to TCI Group.

         TCI Group had approximately $2.2 billion in unused lines of credit at December 31, 1995, excluding amounts related to lines of credit which provide availability to support commercial paper. Although TCI Group was in compliance with the restrictive covenants contained in its credit facilities at said date, additional borrowings under the credit facilities are subject to TCI Group's continuing compliance with the restrictive covenants (which relate primarily to the maintenance of certain ratios of cash flow to total debt and cash flow to debt service, as defined in the credit facilities) after giving effect to such additional borrowings. See note 7 to the accompanying TCI Group combined financial statements for additional information regarding the material terms of the lines of credit.

         One measure of liquidity is commonly referred to as "interest coverage." Interest coverage, which is measured by the ratio of Operating Cash Flow (operating income before depreciation, amortization and other non-cash operating credits or charges) $1,972 million, $1,784 million and $1,870 million for the years ended December 31, 1995, 1994 and 1993, respectively) to interest expense ($ 993 million, $786 million and $735 million in 1995, 1994 and 1993, respectively), is determined by reference to the combined statements of operations. TCI Group's interest coverage ratio was 199%, 227% and 254% for 1995, 1994 and 1993, respectively. The decrease in TCI Group's interest coverage in 1995 is caused by an increase in interest expense due to higher debt balances. Management of TCI Group believes that the foregoing interest coverage ratio is adequate in light of the consistency and nonseasonal nature of its cable television operations and the relative predictability of TCI Group's interest expense, almost half of which results from fixed rate indebtedness. Operating Cash Flow is a measure of value and borrowing capacity within the cable television industry and is not intended to be a substitute for cash flows provided by operating activities, a measure of performance prepared in accordance with generally accepted accounting principles, and should not be relied upon as such. Operating Cash Flow, as defined, does not take into consideration substantial costs of doing business, such as interest expense, and should not be considered in isolation to other measures of performance.

         Another measure of liquidity is net cash provided by operating activities, as reflected in the accompanying combined statements of cash flows. Net cash provided by operating activities ($950 million, $999 million and $1,257 million in 1995, 1994 and 1993, respectively) reflects net cash from the operations of TCI Group available for TCI Group's liquidity needs after taking into consideration the aforementioned additional substantial costs of doing business not reflected in Operating Cash Flow. Amounts expended by TCI Group for its investing activities exceed net cash provided by operating activities. However, management believes that net cash provided by operating activities, the ability of TCI Group to obtain additional financing (including the available lines of credit and access to public debt markets), issuances and sales of TCI's equity or equity of its subsidiaries, and proceeds from disposition of assets will provide adequate sources of short-term and long-term liquidity in the future. See TCI Group's combined statements of cash flows included in the accompanying combined financial statements.

                                  "TCI GROUP"
                       (a combination of certain assets)



         In order to achieve the desired balance between variable and fixed rate indebtedness and to diminish its exposure to extreme increases in variable interest rates, TCI Group has entered into various interest rate exchange agreements. At December 31, 1995, after considering the net effect of various interest rate exchange agreements (see note 7 to the consolidated financial statements) with notional amounts aggregating $1,918 million, TCI Group had $5,990 million (or 46%) of fixed-rate debt with a weighted average interest rate of 8.8% and $6,970 million (or 54%) of variable-rate debt with a weighted average interest rate of 6.3%.

         Pursuant to the interest rate exchange agreements, TCI Group pays (i) fixed interest rates ranging from 6.1% to 9.9% on notional amounts of $602 million at December 31, 1995 and (ii) variable interest rates on notional amounts of $2,520 million at December 31, 1995. During the years ended December 31, 1995, 1994 and 1993, TCI Group's net payments pursuant to the fixed rate agreements were $13 million, $26 million and $38 million, respectively. During the years ended December 31, 1995, 1994 and 1993, TCI Group's net receipts (payments) pursuant to the variable rate agreements were (less than $1 million), $36 million and $31 million, respectively. TCI Group is exposed to credit losses for the periodic settlements of amounts due under the interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, TCI Group does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

         In connection with its investments in the above-described foreign entities, TCI Group is exposed to unfavorable and potentially volatile fluctuations of the U.S. dollar against the UK pound sterling ("(pound)"), the Japanese yen ("(Y)"), and various other foreign currencies that are the functional currencies of TCI Group's foreign subsidiaries and affiliates. Any increase (decrease) in the value of the U.S. dollar against any foreign currency that is the functional currency of an operating subsidiary or affiliate of TINTA will cause TCI Group to experience unrealized foreign currency translation losses (gains) with respect to amounts already invested in such foreign currencies. TCI Group is also exposed to foreign currency risk to the extent that TCI Group or its foreign subsidiaries and affiliates enter into transactions denominated in currencies other than their respective functional currencies. Because TCI Group generally views its foreign operating subsidiaries and affiliates as long-term investments, TCI Group generally does not attempt to hedge existing investments in its foreign affiliates and subsidiaries. With respect to funding commitments that are denominated in currencies other than the U.S. dollar, TCI Group historically has sought to reduce its exposure to short-term (generally no more than 90 days) movements in the applicable exchange rates once the timing and amount of such funding commitments becomes fixed. Although TCI Group monitors foreign currency exchange rates with the objective of mitigating its exposure to unfavorable fluctuations in such rates, TCI Group believes that it is not possible or practical to completely eliminate TCI Group's exposure to unfavorable fluctuations in foreign currency exchange rates.

         Approximately twenty-five percent of the franchises held by TCI Group, involving approximately 4.4 million basic subscribers, expire within five years. There can be no assurance that the franchises for TCI Group's systems will be renewed as they expire, although TCI Group believes that its cable television systems generally have been operated in a manner which satisfies the standards established by the 1984 Cable Act, as supplemented by the renewal provisions of the 1992 Cable Act, for franchise renewal. However, in the event they are renewed, TCI Group cannot predict the impact of any new or different conditions that might be imposed by the franchising authorities in connection with the renewals. To date they have not varied significantly from the original terms.

                                  "TCI GROUP"
                       (a combination of certain assets)



         A significant competitive impact is expected from medium power and higher power direct broadcast satellites that use high frequencies to transmit signals that can be received by dish antennas much smaller in size than traditional HSDs. Primestar distributes a multi-channel programming service via a medium power communications satellite to HSDs of approximately 3 feet in diameter. At December 31, 1995, Primestar, through its partners, served an estimated 940,000 HSDs in the United States. Two other DBS operators, DirecTV, a subsidiary of GM Hughes Electronics, and United States Satellite Broadcasting, a subsidiary of Hubbard Broadcasting, Inc., offer video services that can be received by HSDs that measure approximately eighteen inches in diameter. Such DBS operators have the right to distribute substantially all of the significant cable television programming services currently carried by cable television systems. The competition from DBS will likely continue to grow. One DBS operator is preparing to launch a new DBS satellite. AT&T Corp. recently made a large investment in DirecTV and several other major companies are preparing to develop and operate high-power DBS systems, including MCI and News Corp. MCI recently acquired rights to satellite frequencies for DBS in an FCC auction.

         The 1996 Telecom Act eliminated the statutory and regulatory restrictions that prevented telephone companies from competing with cable operators for the provision of video services by any means. The 1996 Telecom Act allows local telephone companies, including the regional bell operating companies, to compete with cable television operators both inside and outside their telephone service areas. TCI Group expects that it will face substantial competition from telephone companies for the provision of video services. TCI Group assumes that all major telephone companies have already entered or soon will enter the business of providing video services. Most major telephone companies have greater financial resources than TCI Group, and the 1992 Cable Act ensures that telephone company providers of video services will have access to acquiring all of the significant cable television programming services. Additionally, the 1996 Telecom Act eliminates certain federal restrictions on utility holding companies and thus frees all utility companies to provide cable television services. TCI Group expects this could result in another source of significant competition in the delivery of video services.

         TCI Group is upgrading and installing optical fiber technology in its cable systems at a rate such that in approximately two years TCI Group anticipates that it will be serving the majority of its customers with this technology. The systems, which facilitate digital transmission of voice, video and data signals, will have optical fiber to neighborhood nodes with coaxial cable distribution downstream from that point. TCI Group made capital expenditures of $1,733 million in 1995 and TCI Group expects to expend similar amounts in 1995, among other things, to provide for the continued rebuilding of its cable systems. However, such proposed expenditures are subject to reevaluation based upon changes in TCI Group's liquidity, including those resulting from rate regulation.

         TCI Group has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $212 million at December 31, 1995. Although there can be no assurance, management of TCI Group believes that it will not be required to meet its obligations under such guarantees or if it is required to meet any of such guarantees, that they will not be material to TCI Group.

                                  "TCI GROUP"
                       (a combination of certain assets)



         TCI Group is obligated to pay fees for the license to exhibit certain films that are released theatrically by various motion picture studios through February 28, 2009. As of December 31, 1995, these agreements require minimum payments aggregating approximately $251 million. The aggregate amount of the Film Licensing Obligations is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, TCI Group's required aggregate payments under the Film Licensing Obligations could prove to be significant. Additionally, TCI Group has guaranteed up to $67 million of similar fee obligations of another affiliate.

         TCI Group has committed to provide additional debt or equity funding to certain of its affiliates. At December 31, 1995, such commitments aggregated $95 million.

         TCI Group's various partnerships and other affiliates accounted for under the equity method generally fund their acquisitions, required debt repayments and capital expenditures through borrowings under and refinancing of their own credit facilities (which are generally not guaranteed by TCI Group) and through net cash provided by their own operating activities.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Tele-Communications, Inc.:


We have audited and reported separately herein on the consolidated financial statements of Tele-Communications, Inc. and subsidiaries as of December 31, 1995 and for each of the years in the three-year period ended December 31, 1995.

We have also audited the accompanying combined balance sheets of TCI Group (a combination of certain assets of Tele-Communications, Inc., as defined in note
1) as of December 31, 1995 and 1994, and the related combined statements of operations, equity, and cash flows for each of the years in the three-year period ended December 31, 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The combined financial statements of TCI Group are presented for purposes of additional analysis of the consolidated financial statements of Tele-Communications, Inc. and subsidiaries. As more fully described in note 1, the combined financial statements of TCI Group are intended to reflect the performance of the remaining businesses of Tele-Communications, Inc., which have not been attributed to the Liberty Media Group or the Telephony Group. Liberty Media Group includes the businesses of Tele-Communications, Inc. which produce and distribute cable television programming services. Telephony Group includes the businesses of Tele-Communications, Inc. which are intended to reflect the performance of the assets of Tele-Communications, Inc. consisting of certain entities engaged in the domestic wireline and wireless telephony distribution and communications businesses. The combined financial statements of TCI Group should be read in conjunction with the consolidated financial statements of Tele-Communications, Inc. and subsidiaries.

As more fully described in Note 1 to the combined financial statements, TCI Group has accounted for its interest in the Liberty Media Group for the periods subsequent to the mergers of TCI Communications, Inc. and Liberty Media Corporation on August 4, 1994 and its interest in the Telephony Group for all periods in a manner similar to the equity method of accounting that, in our opinion, should be consolidated with TCI Group to conform to generally accepted accounting principles. The Liberty Media Group and the Telephony Group are under the sole control of Tele-Communications, Inc. If TCI Group's interest in the Liberty Media Group subsequent to the mergers and its interest in the Telephony Group were consolidated with the TCI Group, the combined financial position, combined results of operations, and combined cash flows of the TCI Group would equal the consolidated financial position, consolidated results of operations, and consolidated cash flows of Tele-Communications, Inc. and subsidiaries, which financial statements are included separately herein.

In our opinion, except for the effects of not consolidating TCI Group's interest in Liberty Media Group and the Telephony Group as discussed in the preceding paragraph, the combined financial statements referred to in the second paragraph above present fairly, in all material respects, the financial position of TCI Group as of December 31, 1995 and 1994, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Denver, Colorado
March 18, 1996

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                            Combined Balance Sheets

                           December 31, 1995 and 1994


                                                              1995             1994
                                                           ----------       -----------
Assets                                                         amounts in millions
Cash                                                       $       77                11

Trade and other receivables, net                                  300               206

Prepaid expenses                                                   51                22

Prepaid program rights                                             19                13

Committed film inventory                                           92                36

Investments in affiliates, accounted for under
    the equity method, and related receivables (note 5)         1,134               782

Property and equipment, at cost:
    Land                                                           67                69
    Distribution systems                                        9,536             7,705
    Support equipment and buildings                             1,213               935
                                                           ----------       -----------
                                                               10,816             8,709
    Less accumulated depreciation                               3,611             3,027
                                                           ----------       -----------
                                                                7,205             5,682
                                                           ----------       -----------

Franchise costs                                                14,322            11,152
    Less accumulated amortization                               2,092             1,708
                                                           ----------       -----------
                                                               12,230             9,444
                                                           ----------       -----------

Other assets, net of amortization                               1,012               688
                                                           ----------       -----------

                                                           $   22,120            16,884
                                                           ==========       ===========



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Balance Sheets, continued

                           December 31, 1995 and 1994

                                                              1995               1994
                                                          -----------        ------------
Liabilities and Combined Equity                                 amounts in millions
Accounts payable                                          $       148                  90

Accrued interest                                                  228                 183

Accrued programming expense                                       272                 207

Other accrued expenses                                            911                 435

Debt (note 7)                                                  12,960              11,068

Deferred income taxes (note 12)                                 4,387               3,381

Other liabilities                                                 181                 142
                                                          -----------        ------------
        Total liabilities                                      19,087              15,506
                                                          -----------        ------------

Minority interests in equity of consolidated
    subsidiaries                                                  563                 314

Redeemable preferred stock (note 8)                               478                 168

Combined equity (note 9):
    Combined equity, including preferred stocks                 2,883               2,564

    Cumulative foreign currency translation
      adjustment                                                   (9)                 (4)
    TCI Group unrealized holding gains (losses) for
      available-for-sale securities, net of taxes                  68                  (4)
    Due from Liberty Media Group                                   (7)                (29)
    Liberty Media Group unrealized holding gains for
      available-for-sale securities, net of taxes                  --                  98
    Interest in Liberty Media Group                                --              (1,489)
    Interest in Telephony Group                                  (943)               (240)
                                                          -----------        ------------
        Combined equity                                         1,992                 896
                                                          -----------        ------------
Commitments and contingencies (note 14)
                                                          $    22,120              16,884
                                                          ===========        ============



See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Operations

                  Years ended December 31, 1995, 1994 and 1993


                                                                1995            1994              1993
                                                             ----------      -----------      ------------
                                                                         amounts in millions,
                                                                       except per share amounts
Revenue                                                      $    5,384            4,269             4,090

Operating costs and expenses:
   Operating                                                      1,677            1,232             1,341
   Programming charges from Liberty Media Group (note 13)            73               60                47
   Selling, general and administrative                            1,686            1,207               838
   Charges to Telephony Group                                        --               --                --
   Charges to Liberty Media Group (note 13)                         (24)             (14)               (6)
   Compensation relating to stock appreciation rights                45               --                31
   Adjustment to compensation relating to stock
      appreciation rights                                            --               (5)               --
   Depreciation                                                     874              694               628
   Amortization                                                     400              307               292
                                                             ----------      -----------      ------------
                                                                  4,731            3,481             3,171
                                                             ----------      -----------      ------------

        Operating income                                            653              788               919

Other income (expense):
   Interest expense                                                (993)            (786)             (735)
   Interest and dividend income                                      35               19                18
   Interest income from Liberty Media Group (note 13)                 2                2                 2
   Gain on sale of subsidiary stock (note 11)                       123               --                --
   Gain on sale of stock by equity investee (note 5)                165              161                --
   Share of losses of affiliates, net (note 5)                     (112)             (96)              (58)
   Gain (loss) on disposition of assets                              51              (13)               42
   Other, net                                                       (45)             (18)              (57)
                                                             ----------      -----------      ------------
                                                                   (774)            (731)             (788)
                                                             ----------      -----------      ------------

        Earnings (loss) before income taxes                        (121)              57               131

Income tax benefit (expense) (note 12)                               45              (67)             (159)
                                                             ----------      -----------      ------------


        Loss before earnings (loss) of Liberty Media Group
           through the date of Distribution and Telephony
           Group (note 1)                                           (76)             (10)              (28)

Earnings (loss) of Liberty Media Group through the date of
      Distribution (note 1)                                         (29)             135                30

Loss of Telephony Group                                             (39)             (12)               (5)
                                                             ----------      -----------      ------------

        Net earnings (loss)                                        (144)             113                (3)

Dividend requirements on preferred stocks                           (34)             (14)              (12)
                                                             ----------      -----------      ------------


        Net earnings (loss) attributable to common
          stockholders                                       $     (178)              99               (15)
                                                             ==========      ===========      ============

Loss attributable to common stockholders per common share
        (note 3)                                             $     (.16)
                                                             ==========
Pro forma loss attributable to common stockholders
        (note 3)                                             $     (171)
                                                             ==========
Pro forma loss attributable to common stockholders
        per common share (note 3)                            $     (.26)
                                                             ==========




See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                         Combined Statements of Equity

                  Years ended December 31, 1995, 1994 and 1993

                                                                                              TCI
                                                                                             Group
                                                                                           unrealized
                                                                                             holding
                                                   Combined    Cumulative       Note          gains
                                                    equity,     foreign      receivable    (losses) for     Interest
                                                   including    currency        from        available-         in
                                                   preferred   translation     related       for-sale       Telephony
                                                    stocks     adjustment       party       securities        Group
                                                   ---------   -----------    ---------     ----------      ----------
                                                                         amounts in millions
                                                                                                                  (104)
Balance at January 1, 1993                         $   1,659           (19)         (15)            --
   Net loss                                               (3)           --           --             --               5
   Purchase of programming from Liberty Media
     Group                                                --            --           --             --              --
   Cost allocations to Liberty Media Group                --            --           --             --              --
   Cost allocations to Telephony Group                    --            --           --             --              --
   Allocation to Liberty Media Group of
     compensation related to stock
     appreciation rights                                  --            --           --             --              --
   Payments of compensation related to stock
     appreciation rights                                  --            --           --             --              --
   Allocation to Telephony Group of
     compensation related to stock
     appreciation rights                                  --            --           --             --              --
   Interest income from Liberty Media Group               --            --           --             --              --
   Intergroup tax allocation                              --            --           --             --              --
   Net cash transfers to Liberty Media Group              --            --           --             --              --
   Net cash transfers to Telephony Group                  --            --           --             --             (19)
   Foreign currency translation adjustment                --           (10)          --             --              --
   Payment of TCI and Liberty preferred stock
     dividends                                           (11)           --           --             --              --
   Issuance of Liberty Class A common stock
     for acquisition by Liberty Media Group              123            --           --             --              --
   Issuance of TCI Class A common stock upon
     conversion of notes                                 403            --           --             --              --
   Issuance of TCI Class A common stock upon
     exercise of stock options                             7            --           --             --              --
   Acquisition and retirement of TCI common
     stock                                                (5)           --           --             --              --
                                                   ---------   -----------    ---------      ---------      ----------
Balance at December 31, 1993                       $   2,173           (29)         (15)            --            (118)
                                                   ---------   -----------    ---------      ---------      ----------


                                                               Liberty
                                                                Media
                                                                Group
                                                              unrealized
                                                     Due       holding       Interest
                                                    from      gains for         in
                                                   Liberty    available-      Liberty
                                                    Media      for-sale        Media      Combined
                                                    Group     securities       Group       equity
                                                  --------    ----------     ---------   ----------
                                                                amounts in millions
Balance at January 1, 1993                              --           --          (894)         627
   Net loss                                             --           --           (30)         (28)
   Purchase of programming from Liberty Media
     Group                                              --           --            47           47
   Cost allocations to Liberty Media Group              --           --            (6)          (6)
   Cost allocations to Telephony Group                  --           --            --           --
   Allocation to Liberty Media Group of
     compensation related to stock
     appreciation rights                                --           --           (40)         (40)
   Payments of compensation related to stock
     appreciation rights                                --           --            22           22
   Allocation to Telephony Group of
     compensation related to stock
     appreciation rights                                --           --            --           --
   Interest income from Liberty Media Group             --           --            (2)          (2)
   Intergroup tax allocation                            --           --           (25)         (25)
   Net cash transfers to Liberty Media Group            (3)          --          (134)        (137)
   Net cash transfers to Telephony Group                --           --            --          (19)
   Foreign currency translation adjustment              --           --            --          (10)
   Payment of TCI and Liberty preferred stock
     dividends                                          --           --            --          (11)
   Issuance of Liberty Class A common stock
     for acquisition by Liberty Media Group             --           --          (123)          --
   Issuance of TCI Class A common stock upon
     conversion of notes                                --           --            --          403
   Issuance of TCI Class A common stock upon
     exercise of stock options                          --           --            --            7
   Acquisition and retirement of TCI common
     stock                                              --           --            --           (5)
                                                  --------    ---------     ---------   ----------
Balance at December 31, 1993                            (3)          --        (1,185)         823
                                                  --------    ---------     ---------   ----------

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                   Combined Statements of Equity (continued)

                  Years ended December 31, 1995, 1994 and 1993

                                                                                                 TCI
                                                                                                Group
                                                                                             unrealized
                                                                                               holding
                                                     Combined    Cumulative        Note         gains
                                                      equity,     foreign       receivable   (losses) for     Interest
                                                     including    currency         from       available-         in
                                                     preferred   translation     related       for-sale      Telephony
                                                      stocks     adjustment        party      securities       Group
                                                     ---------   -----------    ---------     ----------     ----------
                                                                            amounts in millions
Balance at December 31, 1993                            $2,173           (29)         (15)           --            (118)
   Unrealized holding gains for
     available-for-sale securities as of January
     1, 1994                                                --            --           --            22              --
   Net earnings (loss)                                     113            --           --            --              12
   Purchase of programming from Liberty Media
     Group                                                  --            --           --            --              --
   Cost allocations to Liberty Media Group                  --            --           --            --              --
   Cost allocations to Telephony Group                      --            --           --            --              --
   Accrued cable distribution fees to TCI from
     Home Shopping Network, Inc. ('HSN")                    --            --           --            --              --
   Allocation to Liberty Media Group of
     compensation related to stock appreciation
     rights                                                 --            --           --            --              --
   Allocation to Telephony Group of compensation
     related to stock appreciation rights                   --            --           --            --              --
   Interest income from Liberty Media Group                 --            --           --            --              --
   Intergroup tax allocation                                --            --           --            --               3
   Net cash transfers from Liberty Media Group              --            --           --            --              --
   Net cash transfers to Telephony Group                    --            --           --            --            (129)
   Transfers of assets to Telephony Group, net
      of deferred taxes                                     --            --           --            --              (8)
   Change in unrealized holding gains for
     available-for-sale securities                          --            --           --           (26)             --
   Foreign currency translation adjustment                  --            25           --            --              --
   Payment of TCI and Liberty preferred stock
     dividends                                             (14)           --           --            --              --
   Issuance of TCI common stock for investments            130            --           --            --              --
   Fees incurred in TCI/Liberty Combination                (13)           --           --            --              --
   Issuance of TCI preferred stock for
     acquisition by Liberty Media Group                    168            --           --            --              --
   Acquisition by Liberty Media Group                       --            --           --            --              --
   Conversion of redeemable preferred stock                 18            --           --            --              --
   Issuance of TCI Class A common stock upon
     conversion of notes                                     3            --           --            --              --
   Issuance of TCI Class A common stock upon
     exercise of stock options                               3            --           --            --              --
   Acquisition and retirement of TCI common stock           (2)           --           --            --              --
   Repayment of note receivable from related
     party with TCI common stock                           (15)           --           15            --              --
                                                        ------   -----------    ---------     ---------      ----------
Balance at December 31, 1994                            $2,564            (4)          --            (4)           (240)
                                                        ------   -----------    ---------     ---------      ----------


                                                                 Liberty
                                                                  Media
                                                                  Group
                                                                unrealized
                                                      Due        holding      Interest
                                                      from      gains for        in
                                                    Liberty     available-    Liberty
                                                     Media       for-sale      Media        Combined
                                                     Group     securities      Group         equity
                                                   --------    ----------    ---------     ----------
                                                                 amounts in millions
Balance at December 31, 1993                             (3)          --       (1,185)           823
   Unrealized holding gains for
     available-for-sale securities as of January
     1, 1994                                             --          293         (293)            22
   Net earnings (loss)                                   --           --         (135)           (10)
   Purchase of programming from Liberty Media
     Group                                               --           --           60             60
   Cost allocations to Liberty Media Group               --           --          (14)           (14)
   Cost allocations to Telephony Group                   --           --           --             --
   Accrued cable distribution fees to TCI from
     Home Shopping Network, Inc. ('HSN")                (28)          --           --            (28)
   Allocation to Liberty Media Group of
     compensation related to stock appreciation
     rights                                              --           --            8              8
   Allocation to Telephony Group of compensation
     related to stock appreciation rights                --           --           --             --
   Interest income from Liberty Media Group              --           --           (2)            (2)
   Intergroup tax allocation                             --           --          (78)           (75)
   Net cash transfers from Liberty Media Group            2           --          166            168
   Net cash transfers to Telephony Group                 --           --           --           (129)
   Transfers of assets to Telephony Group,
     net of deferred taxes                               --           --           --             (8)
   Change in unrealized holding gains for
     available-for-sale securities                       --         (195)         195            (26)
   Foreign currency translation adjustment               --           --           --             25
   Payment of TCI and Liberty preferred stock
     dividends                                           --           --           --            (14)
   Issuance of TCI common stock for investments          --           --           --            130
   Fees incurred in TCI/Liberty Combination              --           --           --            (13)
   Issuance of TCI preferred stock for
     acquisition by Liberty Media Group                  --           --         (168)            --
   Acquisition by Liberty Media Group                    --           --          (43)           (43)
   Conversion of redeemable preferred stock              --           --           --             18
   Issuance of TCI Class A common stock upon
     conversion of notes                                 --           --           --              3
   Issuance of TCI Class A common stock upon
     exercise of stock options                           --           --           --              3
   Acquisition and retirement of TCI common stock        --           --           --             (2)
   Repayment of note receivable from related
     party with TCI common stock                         --           --           --             --
                                                   --------    ---------    ---------     ----------
Balance at December 31, 1994                            (29)          98       (1,489)           896
                                                   --------    ---------    ---------     ----------

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                   Combined Statements of Equity (continued)

                  Years ended December 31, 1995, 1994 and 1993

                                                                                                   TCI
                                                                                                  Group
                                                                                                unrealized
                                                                                                 holding
                                                      Combined     Cumulative        Note         gains
                                                      equity,       foreign       receivable   (losses) for    Interest
                                                     including      currency         from       available-        in
                                                     preferred    translation      related       for-sale     Telephony
                                                       stocks      adjustment       party       securities      Group
                                                     ----------   ------------    ---------     ----------    ----------
                                                                              amounts in millions
Balance at December 31, 1994                            $ 2,564             (4)          --            (4)          (240)
   Net loss                                                (144)            --           --            --             39
   Purchase of programming from Liberty Media
     Group                                                   --             --           --            --             --
   Cost allocations to Liberty Media Group                   --             --           --            --             --
   Cost allocations to Telephony Group                       --             --           --            --             --
   Cable distribution fees received from HSN                 --             --           --            --             --
   Allocation to Liberty Media Group of
     compensation relating to stock appreciation
     rights                                                  --             --           --            --             --
   Intergroup tax allocation                                 --             --           --            --             17
   Allocation to Telephony Group of compensation
     relating to stock appreciation rights                   --             --           --            --             --
   Interest income from Liberty Media Group                  --             --           --            --             --
   Deferred tax assets transferred from Liberty
     Media Group                                             --             --           --            --             --
   Turner Broadcasting System, Inc. ("TBS")
     stock received in acquisition transferred to
     Liberty Media Group                                     --             --           --            --             --
   Net cash transfers to Liberty Media Group                 --             --           --            --             --
   Net cash transfers to Telephony Group                     --             --           --            --           (743)
   Transfers of assets to Telephony Group, net
     of deferred tax                                         --             --           --            --            (16)
   Change in unrealized gains for
     available-for-sale securities                           --             --           --            72             --
   Foreign currency translation adjustment                   --             (5)          --            --             --
   Accreted dividends on TCI preferred stock
     subject to mandatory redemption requirements           (24)            --           --            --             --
   Payment of TCI preferred stock dividends                 (10)            --           --            --             --
   Issuance of TCI Class A common stock for
     acquisitions and investments                         1,378             --           --            --             --
   Issuance of TCI Class A common stock for
     acquisition by Liberty Media Group                      10             --           --            --             --
   Cash paid by TCI Group for investment by
     Liberty Media Group contributed to Liberty
     Media Group combined equity                             --             --           --            --             --
   Proceeds from issuances of TCI Class A common
     stock in public and private offerings                  431             --           --            --             --
   Distribution of TCI Series A and Series B
     Liberty Media Group common stock to TCI
     common stockholders                                 (1,364)            --           --            --             --
   Costs associated with Distribution to
     stockholders                                            (8)            --           --            --             --
   Adjustment to reflect elimination of reporting
     delay with respect to certain foreign
     subsidiaries (note 2)                                   (1)            --           --            --             --
   Deferred tax assets transferred from Liberty
     Media Group upon implement-ation of tax
     sharing agreement                                       --             --           --            --             --
   Issuance of common stock by subsidiary (note 11)          51             --           --            --             --
                                                     ----------   ------------    ---------     ---------     ----------
Balance at December 31, 1995                             $2,883            (9)          --            68            (943)
                                                     ==========   ============    =========     =========     ==========


                                                                 Liberty
                                                                  Media
                                                                  Group
                                                                unrealized
                                                       Due       holding        Interest
                                                      from       gains for        in
                                                     Liberty    available-      Liberty
                                                      Media      for-sale        Media      Combined
                                                      Group     securities       Group        equity
                                                     ---------  ----------      --------   ----------
                                                                 amounts in millions
Balance at December 31, 1994                              (29)        98        (1,489)         896
   Net loss                                                --         --            29          (76)
   Purchase of programming from Liberty Media
     Group                                                 33         --            40           73
   Cost allocations to Liberty Media Group                 (9)        --           (15)         (24)
   Cost allocations to Telephony Group                     --         --            --           --
   Cable distribution fees received from HSN               27         --            --           27
   Allocation to Liberty Media Group of
     compensation relating to stock appreciation
     rights                                                (3)        --            (7)         (10)
   Allocation to Telephony Group of compensation
     relating to stock appreciation rights                 --         --            --           --
   Intergroup tax allocation                               --         --            --           17
   Interest income from Liberty Media Group                --         --            (2)          (2)
   Deferred tax assets transferred from Liberty
     Media Group                                           --         --            14           14
   Turner Broadcasting System, Inc. ("TBS")
     stock received in acquisition transferred to
     Liberty Media Group                                   --         --            (7)          (7)
   Net cash transfers to Liberty Media Group              (26)        --           (15)         (41)
   Net cash transfers to Telephony Group                   --         --            --         (743)
   Transfers of assets to Telephony Group,
     net of deferred tax                                   --         --            --          (16)
   Change in unrealized gains for
     available-       for-sale securities                  --        108          (108)          72
   Foreign currency translation adjustment                 --         --            --           (5)
   Accreted dividends on TCI preferred stock
     subject to mandatory redemption requirements          --         --            --          (24)
   Payment of TCI preferred stock dividends                --         --            --          (10)
   Issuance of TCI Class A common stock for
     acquisitions and investments                          --         --            --        1,378
   Issuance of TCI Class A common stock for
     acquisition by Liberty Media Group                    --         --           (10)          --
   Cash paid by TCI Group for investment by
     Liberty Media Group contributed to Liberty
     Media Group combined equity                           --         --            (2)          (2)
   Proceeds from issuances of TCI Class A common
     stock in public and private offerings                 --         --            --          431
   Distribution of TCI Series A and Series B
     Liberty Media Group common stock to TCI
     common stockholders                                   --       (206)        1,570           --
   Costs associated with Distribution to
     stockholders                                          --         --            --           (8)
   Adjustment to reflect elimination of reporting
     delay with respect to certain foreign
     subsidiaries (note 2)                                 --         --            --           (1)
   Deferred tax assets transferred from Liberty
     Media Group upon implementation of tax
     sharing agreement                                     --         --             2            2
   Issuance of common stock by subsidiary (note  11)       --         --            --           51
                                                     --------- ---------      --------   ----------
Balance at December 31, 1995                               (7)        --            --        1,992
                                                     ========= =========      ========   ==========


See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                       Combined Statements of Cash Flows

                  Years ended December 31, 1995, 1994 and 1993

                                                                                    1995           1994            1993
                                                                                 ---------     -----------     -----------
                                                                                             amounts in millions
                                                                                                 (see note 4)
Cash flows from operating activities:
    Loss before earnings or loss of Telephony Group and Liberty Media Group*     $     (76)            (10)            (28)
    Adjustments to reconcile loss before earnings or loss of Telephony Group and Liberty Media Group to net cash provided by operating activities:
        Depreciation and amortization                                                1,274           1,001             920
        Compensation relating to stock appreciation rights                              45              --              31
        Adjustment to compensation relating to stock appreciation rights                --              (5)             --
        Share of losses of affiliates                                                  112              96              58
        Gain on sale of subsidiary stock                                              (123)             --              --
        Gain on sale of stock by equity investee                                      (165)           (161)             --
        Inter-group tax allocation                                                      17               3               1
        Deferred income tax expense (benefit)                                          (96)              4             130
        Loss (gain) on disposition of assets                                           (51)             13             (42)
        Other noncash charges (credits)                                                 13               1              84
        Changes in operating assets and liabilities, net of the effect of acquisitions:
              Change in receivables                                                    (58)              4             (12)
              Change in prepaids                                                       (56)            (50)             (4)
              Change in accruals and payables                                           76              77              56
              Change in accrued interest                                                40              26              63
      Net cash used in Flextech plc's operating activities during the month
         ended September 30, 1995 (note 2)                                              (2)             --              --
                                                                                 ---------     -----------     -----------
                  Net cash provided by operating activities                            950             999           1,257
                                                                                 ---------     -----------     -----------

Cash flows from investing activities:
    Cash paid for acquisitions                                                        (440)           (541)           (262)
    Capital expended for property and equipment                                     (1,733)         (1,249)           (954)
    Proceeds from disposition of assets                                                148              41             146
    Additional investments in and loans to affiliates and others                      (313)           (301)           (235)
    Change in interest in Telephony Group                                             (744)           (129)            (20)
    Change in due from Liberty Media Group                                              22               2              (3)
    Change in interest in Liberty Media Group                                           13             148            (119)
    Repayment of loans by affiliates and others                                         16              31              22
    Return of capital from affiliates                                                    2              21              81
    Payment received on preferred stock investment redemption                           --              --             287
    Other investing activities                                                         (62)            (47)           (101)
    Net cash used in Flextech plc's investing activities during the month
       ended September 30, 1995 (note 2)                                               (51)             --              --
                                                                                 ---------     -----------     -----------
                  Net cash used in investing activities                             (3,142)         (2,024)         (1,158)
                                                                                 ---------     -----------     -----------

Cash flows from financing activities:
    Borrowings of debt                                                               7,929           4,648           6,399
    Repayments of debt                                                              (6,517)         (3,612)         (6,426)
    Proceeds from sale of subsidiary stock                                             445              --              --
    Preferred stock dividends of subsidiaries                                           (6)             (6)             (6)
    Preferred stock dividends                                                          (24)             (4)             (2)
    Issuances of common stock                                                          431               1               6
    Costs associated with Distribution to stockholders                                  (8)             --              --
    Repurchases of preferred stock                                                      --              --             (92)
    Repurchases of common stock                                                         --              --              (4)
    Net cash provided by Flextech plc's financing activities during the month
       ended September 30, 1995 (note 2)                                                 8              --              --
                                                                                 ---------     -----------     -----------
                  Net cash provided (used) by financing activities                   2,258           1,027            (125)
                                                                                 ---------     -----------     -----------
                  Net increase (decrease) in cash                                       66               2             (26)

                     Cash at beginning of year                                          11               9              35
                                                                                 ---------     -----------     -----------
                     Cash at end of year                                         $      77              11               9
                                                                                 =========     ===========     ===========


* Net earnings or loss of Telephony Group and Liberty Media Group do not provide or use funds.

See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



                        December 31, 1995, 1994 and 1993


(1)  Basis of Presentation


     On December 4, 1996 the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholders approval (the "Telephony Stock Proposal"), the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships, the PCS Ventures, formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand, and its investment in TCG. The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas
     City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").



     The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)
                     Notes to Combined Financial Statements



     As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area), at any time or from time to time, as applicable, provided that Telephony Group is at the time of exercise a subsidiary of the Company and the Company is then conducting such business.


     The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.


     If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.


     TCI Telephony also has the right to acquire TCI's interests in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.

     While the Telephony Group Stock constitutes common stock of TCI, issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.

     Holders of TCI Group Stock, Liberty Group Stock and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.

     Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.

     On August 3, 1995, the stockholders of TCI authorized the Board to issue a new class of stock ("Liberty Group Stock") which is intended to reflect the separate performance of TCI's business which produces and distributes cable television programming services ("Liberty Media Group"). While the Liberty Group Stock constitutes common stock of TCI, issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to the Liberty Media Group (the "Distribution") to its security holders of record on August 4, 1995. Additionally, the stockholders, of TCI approved the redesignation of the previously authorized Class A and Class B common stock into Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock").

                                                                     (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements

     The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.



     On January 27, 1994, TCI Communications, Inc. (formerly Tele-Communications, Inc. or "TCIC") and Liberty Media Corporation ("Liberty") entered into a definitive merger agreement to combine the two companies (the "TCI/Liberty Combination"). The transaction was consummated on August 4, 1994. Due to the significant economic interest held by TCIC through its ownership of Liberty preferred stock and Liberty common stock and other related party considerations, TCIC accounted for its investment in Liberty under the equity method prior to the consummation of the TCI/Liberty Combination. Accordingly, TCIC had recognized 100% of Liberty's earnings or losses before deducting preferred stock dividends. The TCI/Liberty Combination was accounted for using predecessor cost due to related party considerations. Accordingly, the accompanying combined financial statements of TCI Group reflect the combination of the historical financial information of the assets of TCI and Liberty which have not been attributed to Liberty Media Group or the Telephony Group. For periods prior to the TCI/Liberty Combination, the combined financial statements of TCI Group, Liberty Media Group and Telephony Group comprise all the accounts included in the consolidated financial statements of TCI and subsidiaries and the separate consolidated financial statements of Liberty and subsidiaries. For periods subsequent to the TCI/Liberty Combination, the combined financial statements of TCI Group, Liberty Media Group and Telephony Group comprise all the accounts included in the corresponding consolidated financial statements of TCI and subsidiaries.


     Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.


                                                                     (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


     Dividends on the TCI Group Stock are payable at the sole discretion of the Board out of the lesser of assets of TCI legally available for dividends and the available dividend amount with respect to TCI Group, as defined. Determinations to pay dividends on TCI Group Stock are based primarily upon the financial condition, results of operations and business requirements of TCI Group and TCI as a whole.

     After the Distribution, existing preferred stock and debt securities of TCI that were convertible into or exchangeable for shares of TCI Class A common stock were, as a result of the operation of antidilution provisions, adjusted so that there will be delivered upon their conversion or exchange (in addition to the same number of shares of redesignated Series A TCI Group Stock as were theretofore issuable thereunder) the number of shares of Series A Liberty Group Stock that would have been issuable in the Distribution with respect to the TCI Class A common stock issuable upon conversion or exchange had such conversion or exchange occurred prior to the record date for the Distribution. Options to purchase TCI Class A common stock outstanding at the time of the Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Series A Liberty Group Stock which the holder would have been entitled to receive had the holder exercised such option to purchase TCI Class A common stock prior to the record date for the Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Series A Liberty Group Stock. The issuance of shares of Series A Liberty Group Stock upon such conversion, exchange or exercise of such convertible securities will not result in any transfer of funds or other assets from TCI Group to Liberty Media Group or a reduction in any Inter-Group Interest that then may exist, in consideration of such issuance. In the case of the exercise of such options to purchase Series A Liberty Group Stock, the proceeds received upon the exercise of such options will be attributed to Liberty Media Group.

                                                                     (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     A number of wholly-owned subsidiaries which are part of TCI Group owned shares of TCI Class A common stock and TCI preferred stock ("Subsidiary Shares"). Because the distribution of the Liberty Group Stock was made as a dividend to all holders of TCI's Class A common stock and Class B common stock and, pursuant to the anti-dilution provisions set forth therein, to the holders of securities convertible into TCI Class A common stock and TCI Class B common stock upon the conversion thereof, shares of Liberty Group Stock would otherwise have been issued and become issuable in respect of the Subsidiary Shares held by these subsidiaries and would be attributed to TCI Group. The Liberty Group Stock issued in connection with the Distribution is intended to constitute 100% of the equity value thereof to the holders of TCI Class A common stock and TCI Class B common stock, and TCI Group does not initially have any interest in Liberty Media Group represented by any outstanding shares of Liberty Group Stock (an "Inter-Group Interest"). Therefore, TCI determined to exchange all of the outstanding Subsidiary Shares for shares of a new series of Series Preferred Stock designated Convertible Redeemable Participating Preferred Stock, Series F (the "Series F Preferred Stock"). See note 8. The rights, privileges and preferences of the Series F Preferred Stock did not entitle its holders to receive Liberty Group Stock in the Distribution or upon conversion of the Series F Preferred Stock.

     Prior to the Distribution, TCI Group had a 100% Inter-Group Interest in Liberty Media Group. Following the Distribution of Liberty Group Stock, TCI Group has no Inter-Group Interest in Liberty Media Group. TCI Group has a 100% Inter-Group Interest in Telephony Group. For periods in which an Inter-Group Interest exists, TCI Group would account for its Inter-Group Interest in a manner similar to the equity method of accounting. Management of TCI believes that generally accepted accounting principles require that Liberty Media Group and Telephony Group be consolidated with TCI Group. If Liberty Media Group and Telephony Group were consolidated with TCI Group, the combined financial position, combined results of operations, and combined cash flows of TCI Group would equal the consolidated financial position, consolidated results of operations and consolidated cash flows of TCI and subsidiaries, which financial statements are included separately herein. Management of TCI has elected to present the accompanying combined financial statements in a manner that does not comply with generally accepted accounting principles.

     During the fourth quarter of 1994, TCI was reorganized (the
     "Reorganization") based upon four lines of business: Domestic Cable and Communications; Programming; TINTA and Technology/Venture Capital. Upon Reorganization, certain of the assets of TCIC and Liberty were transferred to the other operating units. In the first quarter of 1995, TCIC transferred additional assets to TINTA.

                                                                     (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(2) Summary of Significant Accounting Policies

     Receivables

     Receivables are reflected net of an allowance for doubtful accounts. Such allowance at December 31, 1995 and 1994 was not material.

     Investments

     All marketable equity securities held by TCI Group are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on securities classified as available-for-sale are carried net of taxes as a separate component of combined equity.

     Other investments in which the ownership interest is less than 20% but are not considered marketable securities are generally carried at cost. For those investments in affiliates in which TCI Group's voting interest is 20% to 50%, the equity method of accounting is generally used. Under this method, the investment, originally recorded at cost, is adjusted to recognize TCI Group's share of the net earnings or losses of the affiliates as they occur rather than as dividends or other distributions are received, limited to the extent of TCI Group's investment in, advances to and commitments for the investee. TCI Group's share of net earnings or losses of affiliates includes the amortization of the difference between TCI Group's investment and its share of the net assets of the investee. Recognition of gains on sales of properties to affiliates accounted for under the equity method is deferred in proportion to TCI Group's ownership interest in such affiliates.

     Changes in TCI Group's proportionate share of the underlying equity of a subsidiary or equity method investee, which result from the issuance of additional equity securities by such subsidiary or equity investee, generally are recognized as gains or losses in TCI Group's combined statements of operations.

     Long-Lived Assets

     (a)  Property and Equipment

          Property and equipment is stated at cost, including acquisition costs allocated to tangible assets acquired. Construction costs, including interest during construction and applicable overhead, are capitalized. During 1995, 1994 and 1993, interest capitalized was not material.

          Depreciation is computed on a straight-line basis using estimated useful lives of 3 to 15 years for distribution systems and 3 to 40 years for support equipment and buildings.

          Repairs and maintenance are charged to operations, and renewals and additions are capitalized. At the time of ordinary retirements, sales or other dispositions of property, the original cost and cost of removal of such property are charged to accumulated depreciation, and salvage, if any, is credited thereto. Gains or losses are only recognized in connection with the sales of properties in their entirety.
                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     (b)  Franchise Costs

          Franchise costs include the difference between the cost of acquiring cable television systems and amounts allocated to their tangible assets. Such amounts are generally amortized on a straight-line basis over 40 years. Costs incurred by TCI Group in obtaining franchises are being amortized on a straight-line basis over the life of the franchise, generally 10 to 20 years.

     In March of 1995, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("Statement No. 121"), effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. TCI Group will adopt Statement No. 121 effective January 1, 1996. The effect of such adoption is not expected to be significant.

     Interest Rate Derivatives

     Amounts receivable or payable under derivative financial instruments used to manage interest rate risks arising from TCI Group's financial liabilities are recognized as interest expense. Gains and losses on early terminations of derivatives are included in the carrying amount of the related debt and amortized as yield adjustments over the remaining terms of the debt. TCI Group does not use such instruments for trading purposes.

     Minority Interests

     Recognition of minority interests' share of losses of consolidated subsidiaries is limited to the amount of such minority interests' allocable portion of the common equity of those consolidated subsidiaries. Further, the minority interests' share of losses is not recognized if the minority holders of common equity of consolidated subsidiaries have the right to cause TCI Group to repurchase such holders' common equity.

     Included in minority interests in equity of consolidated subsidiaries is $49 million and $50 million in 1995 and 1994, respectively, of preferred stocks (and accumulated dividends thereon) of certain subsidiaries. The current dividend requirements on these preferred stocks aggregate $6 million per annum and such dividend requirements are reflected as minority interests in the accompanying combined statements of operations.

     Subsequent to December 31, 1995, TCIC issued to the public 4.6 million shares of Cumulative Exchangeable Preferred Stock with an initial liquidation value of $230 million. Such issuance will be reflected as an increase in TCI Group's minority interest in equity of consolidated subsidiaries.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Trust Originated Preferred SecuritiesSM

     Subsequent to December 31, 1995, TCI Communications Financing I (the "Trust"), an indirect wholly-owned subsidiary of TCI Group, issued $16 million in common securities and issued $500 million of 8.72% Trust Originated Preferred SecuritiesSM (the "Preferred Securities" and together with the common securities, the "Trust Securities"). The Trust exists for the exclusive purpose of issuing Trust Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 8.72% Subordinated Deferrable Interest Notes due January 31, 2045 (the "Subordinated Debt Securities") of TCI Group. The Subordinated Debt Securities are unsecured obligations of TCI Group and are subordinate and junior in right of payment to certain other indebtedness of TCI Group. Upon redemption of such Subordinated Debt Securities, the Preferred Securities will be mandatorily redeemable. TCI Group effectively provides a full and unconditional guarantee of the Trust's obligations under the Preferred Securities. TCI Group will present the Preferred Securities as a separate line item in its balance sheet captioned "Company-obligated mandatorily redeemable preferred securities of subsidiary trust."

     Foreign Currency Translation

     All balance sheet accounts of foreign investments are translated at the current exchange rate as of the end of the accounting period. Statement of operations items are translated at average currency exchange rates. The resulting translation adjustment is recorded as a separate component of combined equity.

     Stock Based Compensation

     Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("Statement No. 123") was issued by the FASB in October 1995. Statement No. 123 establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. TCI Group will include the disclosures required by Statement No. 123 in the notes to future financial statements.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Accounting for Foreign Subsidiaries

     Through the third quarter of 1995, TCI Group included certain of its foreign subsidiaries (Flextech plc ("Flextech") and Cablevision S.A. ("Cablevision")) in its financial statements on a one-month time delay. TCI Group eliminated such time delay from its December 31, 1995 financial statements. As a result, TCI Group's combined statements of operations for the year ended December 31, 1995 include (i) Cablevision's result of operations for the period from April 25, 1995 (the date Cablevision was acquired - see note 6) through December 31, 1995 and (ii) Flextech's results of operations for the period from December 1, 1994 through December 31, 1995 (exclusive of the one-month period ended September 30,
     1995). TCI Group's combined statement of cash flows for the year ended December 31, 1995 includes the cash flows of Cablevision and Flextech for the same periods except that Flextech's cash flows for the one-month period ended September 30, 1995 are included therein on a summarized basis. In connection with the elimination of the above-described reporting delays, TCI Group (i) restated certain of its quarterly financial information in order to present Cablevision's 1995 results of operations on a current basis and (ii) charged Flextech's net loss for the one-month ended September 30, 1995 ($1 million) directly to TCI Group's accumulated deficit so that TCI Group's combined statement of operations for the year ended December 31, 1995 would not include more than 12 months of Flextech's operating results.

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Reclassification

     Certain amounts have been reclassified for comparability with the 1995 presentation.

(3)  Loss Per Common Share

     The loss attributable to common stockholders per common share for the period from the Distribution to December 31, 1995 was computed by dividing net loss attributable to TCI Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of TCI Group Series A and Series B Stock during the period (656.4 million). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive. Earnings or loss per common and common equivalent share are omitted from the combined statements of operations for the period from January 1, 1995 through the Distribution and for the years ended December 31, 1994 and 1993 as TCI Group Stock was not part of the capital structure of TCI until August 10, 1995, the date of the Distribution.


     Pro forma loss attributable to common stockholders and pro forma loss attributable to common stockholders per common share, both for the year ended December 31, 1995, assume, solely for the purpose of these calculations, that the Company sold, on January 1, 1995, 10% of the equity value of the Telephony Group in an initial public offering. Additionally, the pro forma calculations assume the conversion, on January 1, 1995, of $500 million of TCI Group's interest in Telephony Group into a preferred stock due from Telephony Group (see note 13). The Company currently has not determined, if and the extent to which, it would sell the equity value of Telephony Group in an initial public offering.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(4)  Supplemental Disclosures to Combined Statements of Cash Flows

     Cash paid for interest was $953 million, $758 million and $646 million for the years ended December 31, 1995, 1994 and 1993, respectively. Cash paid for income taxes was $63 million in 1995 and was not material in 1994 or 1993.

     Significant noncash investing and financing activities are as follows:


                                               Years ended December 31,
                                          --------------------------------
                                            1995        1994        1993
                                          --------    --------    --------
                                                 amounts in millions
     Cash paid for acquisitions:
       Fair value of assets acquired      $  3,540         694         318
       Liabilities assumed, net of
         current assets                       (457)        (10)         (8)
       Deferred tax liability recorded
         in acquisitions                    (1,083)        (34)         (7)
       Minority interests in equity of
         acquired entities                      43         (35)         (8)
       Common stock issued in
         acquisitions                       (1,305)       (298)       --
       Contribution to combined equity
         of Liberty Media Group from
         TCI Group for acquisition               2         211        --
       Noncash contribution for
         acquisition                          --          --           (33)
       Redeemable preferred stock
         issued in acquisition                (300)
       Fees incurred in the TCI/Liberty
         Combination                          --            13        --
                                          --------    --------    --------
         Cash paid for acquisitions       $    440         541         262
                                          ========    ========    ========
     Issuance of subsidiary stock for
       equity investment                  $     11        --          --
                                          ========    ========    ========
     Noncash exchange of equity
       investment for consolidated
       subsidiary and equity investment   $   --          --            22
                                          ========    ========    ========
     Noncash capital contribution
       to equity investee                 $   --          --            22
                                          ========    ========    ========

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(5)  Investments in Affiliates

     TCI Group has various investments accounted for under the equity method. The most significant investment held by TCI Group at December 31, 1995 was TeleWest plc ("New TeleWest") (carrying value of $550 million).

     Summarized unaudited results of operations for affiliates accounted for under the equity method are as follows:


                                                   December 31,
                                                 ---------------
          Combined Financial Position             1995     1994
          ---------------------------            ------   ------
                                                amounts in millions
          Property and equipment, net            $3,112    1,883
          Franchise costs, net                    1,204      550
          Other assets, net                       2,736    1,497
                                                 ------   ------
            Total assets                         $7,052    3,930
                                                 ======   ======
          Debt                                   $3,722    1,924
          Due to (from) TCI Group                    44       12
          Other liabilities                         734      490
          Owners' equity                          2,552    1,504
                                                 ------   ------
            Total liabilities and equity         $7,052    3,930
                                                 ======   ======

                                           Years ended December 31,
                                          ---------------------------
          Combined Operations               1995      1994      1993
          -------------------             -------    ------    ------
                                             amounts in millions
          Revenue                         $ 1,755       886       962
          Operating expenses               (1,493)     (869)     (640)
          Depreciation and amortization      (371)     (199)     (260)
                                          -------    ------    ------
          Operating income (loss)            (109)     (182)       62
          Interest expense                   (221)      (91)     (123)
          Other, net                           12       144        94
                                          -------    ------    ------
          Net earnings (loss)             $  (318)     (129)       33
                                          =======    ======    ======

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     At December 31, 1995, TCI Group had an effective ownership interest of approximately 27% in New TeleWest, a company that is currently operating and constructing cable television and telephone systems in the United Kingdom ("UK"). New TeleWest was formed on October 3, 1995 upon the merger (the "TeleWest Merger") of TeleWest Communications plc ("TeleWest Communications") with SBC (CableComms) (UK). Prior to the TeleWest Merger, TCI Group had an effective ownership interest of approximately 36% in TeleWest Communications. As a result of the TeleWest Merger, TCI Group recognized a gain of $165 million (before deducting the related tax expense of $58 million), which gain represents the difference between TCI Group's recorded cost for TeleWest Communications and TCI Group's 27% effective proportionate share of New TeleWest's net assets.

     New TeleWest contributed $70 million, $43 million and $28 million of TCI Group's share of its affiliates' losses during the years ended December 31, 1995, 1994 and 1993, respectively. In addition, TCI Group has other less significant equity method investments in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries. In the aggregate, such other equity method investments had a carrying value of $354 million at December 31, 1995 and accounted for $62 million of TCI Group's share of its affiliates' losses in 1995.

     As a result of the TeleWest Communications' November 23, 1994 initial public offering and the associated dilution of TCI Group's ownership interest of TeleWest Communications, TCI Group recognized a gain amounting to $161 million (before deducting the related tax expense of $57 million).

     Certain of TCI Group's affiliates are general partnerships and any subsidiary of TCI Group that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts of that partnership in the event liabilities of that partnership were to exceed its assets.

(6)  Acquisitions

     As of January 26, 1995, TCI Group and TeleCable Corporation ("TeleCable") consummated a transaction, whereby TeleCable was merged into TCI Group. The aggregate $1.6 billion purchase price was satisfied by TCIC's assumption of approximately $300 million of TeleCable's net liabilities and the issuance to TeleCable's shareholders of approximately 42 million shares of TCI Class A common stock and 1 million shares of TCI Convertible Preferred Stock, Series D (the "Series D Preferred Stock") with an aggregate initial liquidation value of $300 million (see note 8).

     On April 25, 1995, TINTA acquired a 51% ownership interest in Cablevision for a purchase price of $282 million, before liabilities assumed. The purchase price was paid with cash consideration of $195 million and TINTA's issuance of $87 million principal amount of secured negotiable promissory notes payable (the "Cablevision Notes") to the selling shareholders. TINTA has an option during the two-year period ended April 25, 1997 to increase its ownership interest in Cablevision up to 80% at a cost per subscriber similar to the initial purchase price, adjusted however for certain fluctuations in applicable foreign currency exchange rates.
                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The acquisitions of TeleCable and Cablevision were accounted for by the purchase method. Accordingly, the results of operations of such acquired entities have been included with those of TCI Group since their respective dates of acquisition. On a pro forma basis, TCI Group's revenue would have been increased by $77 million and TCI Group's net loss and net loss attributable to common stockholders would have been decreased by $13 million and $12 million, respectively, for the year ended December 31, 1995; and revenue, net earnings and earnings attributable to common stockholders would have increased by $441 million, $17 million and less than $1 million, respectively for 1994 had such acquired entities been combined with TCI Group on January 1, 1994. The foregoing unaudited pro forma financial information was based upon historical results of operations adjusted for acquisition costs and, in the opinion of management, is not necessarily indicative of the results had TCI Group operated the acquired entities since January 1, 1994.

     Effective January 26, 1995, TCI Group purchased from Comcast the 19.9% minority interest in Heritage Communications, Inc. owned by Comcast for an aggregate consideration of approximately $290 million, the majority of which was paid in shares of TCI Class A common stock.

(7)  Debt

     Debt is summarized as follows:


                               Weighted average         December 31,
                               interest rate at     -------------------
                               December 31, 1995      1995       1994
                               -----------------    --------   --------
                                                    amounts in millions
     Senior notes                      8.5%         $  6,713      5,412
     Bank credit facilities            6.8%            3,473      3,986
     Commercial paper                  6.4%            1,469        445
     Notes payable                    10.2%              934      1,024
     Convertible notes (a)             9.5%               45         45
     Cablevision Notes (b)            10.0%               65       --
     Other debt                                          261        156
                                                    --------   --------
                                                    $ 12,960     11,068
                                                    ========   ========

     (a) These convertible notes, which are stated net of unamortized discount of $186 million at December 31, 1995 and 1994, mature on December 18, 2021. The notes require (so long as conversion of the notes has not occurred) an annual interest payment through 2003 equal to 1.85% of the face amount of the notes. At December 31, 1995, the notes were convertible, at the option of the holders, into an aggregate of 38,707,574 shares of Series A TCI Group Stock and 9,676,893 shares of Series A Liberty Group Stock. See note 1.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     (b) The Cablevision Notes are secured by TINTA's pledge of stock representing its 51% interest in Cablevision.

     The bank credit facilities and various other debt instruments attributable to the TCI Group generally contain restrictive covenants which require, among other things, the maintenance of certain earnings, specified cash flow and financial ratios (primarily the ratios of cash flow to total debt and cash flow to debt service, as defined), and include certain limitations on indebtedness, investments, guarantees, dispositions, stock repurchases and/or dividend payments.

     As security for borrowings under one of TCI Group's bank credit facilities, TCI Group as pledged 100,524,364 shares of Series A TCI Group Stock held by a subsidiary of TCI Group.

     In order to achieve the desired balance between variable and fixed rate indebtedness, TCI Group has entered into various interest rate exchange agreements pursuant to which it pays (i) fixed interest rates (the "Fixed Rate Agreements") ranging from 6.1% to 9.9% on notional amounts of $602 million at December 31, 1995 and (ii) variable interest rates (the "Variable Rate Agreements") on notional amounts of $2,520 million at December 31, 1995. During the years ended December 31, 1995, 1994 and 1993, TCI Group's net payments pursuant to the Fixed Rate Agreements were $13 million, $26 million and $38 million, respectively; and TCI Group's net receipts (payments) pursuant to the Variable Rate Agreements were (less than $1 million), $36 million and $32 million, respectively. After giving effect to TCI Group's interest rate exchange agreements, approximately 46% of TCI Group's indebtedness bears interest at fixed rates.

     TCI Group's Fixed Rate Agreements and Variable Rate Agreements expire as follows (amounts in millions, except percentages):


                Fixed Rate Agreements                  Variable Rate Agreements
     --------------------------------------  -----------------------------------------
      Expiration    Interest Rate  Notional    Expiration    Interest Rate    Notional
         Date        To Be Paid     Amount       Date        To Be Received    Amount
     -------------  -------------  --------  --------------  --------------  ---------
     April 1996            9.9%     $ 30     April 1996              6.8%     $   50
     May 1996              8.3%       50     July 1996               8.2%         10
     June 1996             6.1%       42     August 1996             8.2%         10
     July 1996             8.2%       10     September 1996          4.6%        150
     August 1996           8.2%       10     April 1997              7.0%        200
     November 1996         8.9%      150     September 1998     4.8%-5.2%        300
     October 1997     7.2%-9.3%       80     April 1999              7.4%        100
     December 1997         8.7%      230     September 1999     7.2%-7.4%        300
                                    ----     February 2000      5.8%-6.6%        650
                                    $602     March 2000         5.8%-6.0%        675
                                    ====     September 2000          5.1%         75
                                                                              ------
                                                                              $2,520
                                                                              ======

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     TCI Group is exposed to credit losses for the periodic settlements of amounts due under these interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, TCI Group does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

     The fair value of the interest rate exchange agreements is the estimated amount that TCI Group would pay or receive to terminate the agreements at December 31, 1995, taking into consideration current interest rates and assuming the current creditworthiness of the counterparties. TCI Group would be required to pay an estimated $25 million at December 31, 1995 to terminate the agreements.

     The fair value of the debt attributable to the TCI Group is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the TCI Group for debt of the same remaining maturities. The fair value of debt, which has a carrying value of $12,960 million, was $13,553 million at December 31, 1995.

     Certain subsidiaries attributed to the TCI Group are required to maintain unused availability under bank credit facilities to the extent of outstanding commercial paper. Also, certain of TCI Group's subsidiaries pay fees ranging from 1/4% to 1/2% per annum on the average unborrowed portion of the total amount available for borrowings under bank credit facilities.

     Annual maturities of debt for each of the next five years are as follows (amounts in millions):


      1996               $3,485*
      1997                  576
      1998                  831
      1999                  784
      2000                  902

      *Includes $1,469 million of commercial paper.

(8)  Redeemable Preferred Stock

     Convertible Preferred Stock, Series C ("Series C Preferred Stock"). TCI has issued 70,575 shares of a series of TCI Series Preferred Stock designated "Convertible Preferred Stock, Series C," par value $.01 per share, as partial consideration for an acquisition by TCI .

     Each share of Series C Preferred Stock is convertible, at the option of the holders, into 100 shares of Series A TCI Group Stock and 25 shares of Series A Liberty Group Stock, subject to anti-dilution adjustments. The dividend, liquidation and redemption features of the Series C Preferred Stock will be determined by reference to the liquidation value of the Series C Preferred Stock, which as of any date of determination is equal, on a per share basis, to the sum of (i) $2,375, plus (ii) all dividends accrued on such share through the dividend payment date on or immediately preceding such date of determination to the extent not paid on or before such date, plus (iii), for purposes of determining liquidation and redemption payments, all unpaid dividends accrued on the sum of clauses
     (i) and (ii) above, to such date of determination.
                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Subject to the prior preferences and other rights of any class or series of TCI preferred stock ranking pari passu with the Series C Preferred Stock, the holders of Series C Preferred Stock are entitled to receive and, subject to any prohibition or restriction contained in any instrument evidencing indebtedness of TCI, TCI is obligated to pay preferential cumulative cash dividends out of funds legally available therefor. Dividends accrue cumulatively at an annual rate of 5-1/2% of the liquidation value per share, whether or not such dividends are declared or funds are legally or contractually available for payment of dividends, except that if TCI fails to redeem shares of Series C Preferred Stock required to be redeemed on a redemption date, dividends will thereafter accrue cumulatively at an annual rate of 15% of the liquidation value per share. Accrued dividends are payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing on the first dividend payment date after the issuance of the Series C Preferred Stock. Dividends not paid on any dividend payment date will be added to the liquidation value on such date and remain a part thereof until such dividends and all dividends accrued thereon are paid in full. Dividends accrue on unpaid dividends at the rate of 5-1/2% per annum, unless such dividends remain unpaid for two consecutive quarters in which event such rate will increase to 15% per annum. The Series C Preferred Stock ranks prior to the TCI common stock and Class B Preferred Stock and pari passu with the Series F Preferred Stock with respect to the declaration and payment of dividends.

     Upon the dissolution, liquidation or winding up of TCI, holders of the Series C Preferred Stock will be entitled to receive from the assets of TCI available for distribution to stockholders an amount in cash, per share, equal to the liquidation value. The Series C Preferred Stock will rank prior to the TCI common stock and Class B Preferred Stock and pari passu with the Series F Preferred Stock as to any such distributions.

     The Series C Preferred Stock is subject to optional redemption at any time after the seventh anniversary of its issuance, in whole or in part, by TCI at a redemption price, per share, equal to the then liquidation value of the Series C Preferred Stock. Subject to the rights of any other class or series of TCI's preferred stock ranking pari passu with the Series C Preferred Stock, the Series C Preferred Stock is required to be redeemed by TCI at any time after such seventh anniversary at the option of the holder, in whole or in part (provided that the aggregate liquidation value of the shares to be redeemed is in excess of $1 million), in each case at a redemption price, per share, equal to the liquidation value.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     For so long as any dividends are in arrears on the Series C Preferred Stock or any class or series of TCI preferred stock ranking pari passu with the Series C Preferred Stock and until all dividends accrued up to the immediately preceding dividend payment date on the Series C Preferred Stock and such parity stock shall have been paid or declared and set apart so as to be available for payment in full thereof and for no other purpose, TCI may not redeem or otherwise acquire any shares of Series C Preferred Stock, any such parity stock or any class or series of its preferred stock ranking junior (including the TCI common stock and Series C Preferred Stock) unless all then outstanding shares of Series C Preferred Stock and such parity stock are redeemed. If TCI fails to redeem shares of Series C Preferred Stock required to be redeemed on a redemption date, and until all such shares are redeemed in full, TCI may not redeem any such parity stock or junior stock, or otherwise acquire any shares of such stock or Series C Preferred Stock. Nothing contained in the two immediately preceding sentences shall prevent TCI from acquiring (i) shares of Series C Preferred Stock and any such parity stock pursuant to a purchase or exchange offer made to holders of all outstanding shares of Series C Preferred Stock and such parity stock, if
     (a) as to holders of all outstanding shares of Series C Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (b) as to holders for all outstanding shares of a particular series or class of parity stock, the terms of the purchase or exchange offer for all such shares are identical and (c) as among holders of all outstanding shares of Series C Preferred Stock and parity stock, the terms of each purchase or exchange offer are substantially identical relative to the respective liquidation prices of the shares of Series C Preferred Stock and each series or class of such parity stock, or (ii) shares of Series C Preferred Stock, parity stock or junior stock in exchange for, or through the application of the proceeds of the sale of, shares of junior stock.

     The Series C Preferred Stock is subject to restrictions on transfer although it has certain customary registration rights with respect to the underlying shares of TCI Group and Liberty Media Group common stock. The Series C Preferred Stock may vote on all matters submitted to a vote of the holders of the TCI common stock, has one vote for each share of TCI Group and Liberty Media Group Stock into which the shares of Series C Preferred Stock are converted for such purpose, and may vote as a single class with the TCI common stock. The Series C Preferred Stock has no other voting rights except as required by the Delaware General Corporation Law ("DGCL") and except that the consent of the holders of record of shares representing at least two-thirds of the liquidation value of the outstanding shares of the Series C Preferred Stock is necessary to (i) amend the designation, rights, preferences and limitations of the Series C Preferred Stock as set forth in the TCI Charter and (ii) to create or designate any class or series of TCI preferred stock that would rank prior to the Series C Preferred Stock.

     Convertible Preferred Stock, Series D. TCI issued 1,000,000 shares of a series of TCI Series Preferred Stock designated "Convertible Preferred Stock, Series D", par value $.01 per share, as partial consideration for the merger between TCIC and TeleCable (see note 6).


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the Board out of unrestricted funds legally available therefor, cumulative dividends, in preference to dividends on any stock that ranks junior to the Series D Preferred Stock (currently the TCI Group Stock, the Liberty Group Stock, and the Class B Preferred Stock), that shall accrue on each share of Series D Preferred stock at the rate of 5-1/2% per annum of the liquidation value ($300 per share). Dividends are cumulative, and in the event that dividends are not paid in full on two consecutive dividend payment dates or in the event that TCI fails to effect any required redemption of Series D Preferred Stock, accrue at the rate of 10% per annum of the liquidation value. The Series D Preferred Stock ranks on parity with the Series F Preferred Stock and the Series C Preferred Stock.

     Prior to the Distribution, 431 shares of Series D Preferred Stock were converted into 4,310 shares of TCI Class A common stock. Subsequent to the Distribution, each share of Series D Preferred Stock is convertible into 10 shares of Series A TCI Group Stock and 2.5 shares of Series A Liberty Group Stock, subject to adjustment upon certain events specified in the certificate of designation establishing Series D Preferred Stock. To the extent any cash dividends are not paid on any dividend payment date, the amount of such dividends will be deemed converted into shares of common stock at a conversion rate equal to 95% of the then current market price of common stock, and upon issuance of common stock to holders of Series D Preferred Stock in respect of such deemed conversion, such dividend will be deemed paid for all purposes. See note 1.

     Shares of Series D Preferred Stock are redeemable for cash at the option of the holder at any time after the tenth anniversary of the issue date at a price equal to the liquidation value in effect as of the date of the redemption. Shares of Series D Preferred Stock may also be redeemed for cash at the option of TCI after the fifth anniversary of the issue date at such redemption price or after the third anniversary of the issue date if the market value per share exceeds certain defined levels for periods specified in the certificate of designation.

     If TCI fails to effect any required redemption of Series D Preferred Stock, the holders thereof will have the option to convert their shares of Series D Preferred Stock into common stock at a conversion rate of 95% of the then current market value of common stock, provided that such option may not be exercised unless the failure to redeem continues for more than a year.

     Except as required by law, holders of Series D Preferred Stock are not entitled to vote on any matters submitted to a vote of the stockholders of TCI.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Convertible Redeemable Participating Preferred Stock, Series F. Immediately prior to the record date for the Distribution, TCI Group caused each of its subsidiaries holding Subsidiary Shares to exchange such shares for shares of Series F Preferred Stock having an aggregate value of not less than that of the Subsidiary Shares so exchanged. TCI Group is authorized to issue 500,000 shares of Series F Preferred Stock, par value $.01 per share. Subsidiaries of TCI hold all the issued and outstanding shares. Subsidiaries of TCI exchanged all of the Subsidiary Shares for 355,141 shares of Series F Preferred Stock. Subsequent to such exchange, a holder of 78,077 shares of Series F Preferred Stock converted its holdings into 100,524,364 shares of Series A TCI Group Stock. Such shares of Series A TCI Group Stock are reflected as a reduction in combined equity in the accompanying combined financial statements.

     Each share of Series F Preferred Stock was convertible into 1,000 shares of Series A TCI Group Stock, subject to antidilution adjustments, at the option of the holder at any time. The anti-dilution provisions of the Series F Preferred Stock provide that the conversion rate of the Series F Preferred Stock will be adjusted by increasing the number of shares of Series A TCI Group Stock issuable upon conversion in the event of any non-cash dividend or distribution of the Series A TCI Group Stock to give effect to the value of the securities, assets or other property so distributed; however, no such adjustment shall entitle the holder to receive the actual security, asset or other property so distributed upon the conversion of shares of Series F Preferred Stock. Therefore, the Distribution resulted in an adjustment to the conversion rate of the Series F Preferred Stock such that each holder has the right to receive upon conversion 1,287.51 shares of Series A TCI Group Stock.

     The holders of the Series F Preferred Stock are entitled to participate, on an as-converted basis, with the holders of the Series A TCI Group Stock, with respect to any cash dividends or distribution declared and paid on the Series A TCI Group Stock. Dividends or distribution on the Series A TCI Group Stock which are not paid in cash would result in the adjustment of the applicable conversion rate as described above.

     Upon the dissolution, liquidation or winding up of TCI, holders of the Series F Preferred Stock will be entitled to receive from the assets of TCI available for distribution to stockholders an amount, in cash or property or a combination thereof, per share of Series F Preferred Stock, equal to the sum of (x) $.01 and (y) the amount to be distributed per share of Series A TCI Group Stock in such liquidation, dissolution or winding up multiplied by the applicable conversion rate of a share of Series F Preferred Stock.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The Series F Preferred Stock is subject to optional redemption by TCI at any time after its issuance, in whole or in party, at a redemption price, per share, equal to the issue price of a share of Series F Preferred Stock (as adjusted in respect of stock splits, reverse splits and other events affecting the shares of Series F Preferred Stock), plus any dividends which have been declared but are unpaid as of the date fixed for such redemption. TCI may elect to pay the redemption price (or designated portion thereof) of the shares of Series F Preferred Stock called for redemption by issuing to the holder thereof, in respect of its shares to be redeemed, a number of shares of Series A TCI Group Stock equal to the aggregate redemption price (or designated portion thereof) of such shares divided by the average of the last sales prices of the Series A TCI Group Stock for a period specified, and subject to the adjustments described, in the certificate of designation establishing the Series F Preferred Stock.

     Redeemable Convertible TCI Group Preferred Stock, Series G ("Series G Preferred Stock") and Redeemable Convertible Liberty Media Group Preferred Stock, Series H ("Series H Preferred Stock"). Subsequent to December 31, 1995, TCI issued 7,259,380 shares of a series of TCI Series Preferred Stock designated "Redeemable Convertible TCI Group Preferred Stock, Series G" and 7,259,380 shares of a series of TCI Series Preferred Stock designated "Redeemable Convertible Liberty Media Group Preferred Stock, Series H" as consideration for an acquisition.

     The initial liquidation value for the Series G Preferred Stock and Series H Preferred Stock is $21.60 per share and $5.40 per share, respectively, subject in both cases, to increase in an amount equal to aggregate accrued but unpaid dividends, if any. No dividends will accrue on the Series G or Series H Preferred Stock if the sum of the last reported sale price of TCI Group Stock plus one-fourth of the last reported sale price of the Liberty Group Stock equals or exceeds $27 for any ten consecutive trading days during the 65 trading days immediately prior to the first anniversary of issuance of the Series G and Series H Preferred Stock.
     If the sum of the amounts specified in the preceding sentence does not equal or exceed $27 for the specified period, dividends will begin to accrue on the Series G and Series H Preferred Stock on the first anniversary of issuance of the Series G and Series H Preferred Stock, and will thereafter be payable semi-annually commencing August 1, 1997, at the rate of 4% per annum on the liquidation value. Any dividends paid on the Series G and Series H Preferred Stock may be paid, at TCI's election, in cash or shares of TCI Group Stock. Additional dividends will accrue on unpaid dividends initially at a rate of 4% per annum. The dividend rate on dividends that remain unpaid for six months will increase to 8.625% per annum.

     Each share of Series G Preferred Stock is convertible at the option of the holder at any time prior to the close of business on the last business day prior to redemption into 1.05 shares of Series A TCI Group Stock and each share of Series H Preferred Stock is convertible at any time prior to the close of business on the last business day prior to redemption into .2625 shares of Series A Liberty Group Stock. The conversion rights of Series G and Series H Preferred Stock are subject to adjustment in certain circumstances.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Among other such adjustments, if the Liberty Group Stock, or any other redeemable capital stock of TCI into which either series of Preferred Stock may be convertible ("Redeemable Capital Stock"), is redeemed in full by TCI (the "Redemption Event"), then, except as otherwise described below, the shares of such Series G and Series H Preferred Stock will thereafter be convertible into the kind and amount of consideration that would have been received in such Redemption Event by a holder of the number of shares of Redeemable Capital Stock that would have been issuable upon conversion of such shares of Series G and Series H Preferred Stock, if they had been converted in full immediately prior to such Redemption Event.

     However, if any series of Redeemable Capital Stock into which a series of Series G or Series H Preferred Stock is then convertible is redeemed in full by TCI in exchange for securities of another issuer ("Redemption Securities"), TCI may elect to provide the holders of such Series G or Series H Preferred Stock with the right to exchange such Series G or Series H Preferred Stock, concurrently with the Redemption Event, for preferred stock of such other issuer ("Mirror Preferred Stock"). Such Mirror Preferred Stock shall be convertible into Redemption Securities and shall otherwise have terms and conditions comparable to the Series G or Series H Preferred Stock exchanged. If TCI provides such an exchange right, any holder that does not then choose to participate in such exchange will continue to hold such Series G or Series H Preferred Stock but such holder will loose the conversion right with respect to the Redeemable Capital Stock redeemed in the Redemption Event and will not have any right to receive Redemption Securities in lieu thereof. A holder that participates in such exchange will receive Mirror Preferred Stock convertible into Redemption Securities, but will no longer hold the Series G or Series H Preferred Stock so exchanged.

     An alternative provision will apply if, at the time of exercise of any such exchange right provided by TCI, the holder of the applicable series of Series G or Series H Preferred Stock would be entitled to receive on conversion any property in addition to the Redeemable Capital Stock being redeemed. In that case, holders that choose to participate in the exchange will receive both Mirror Preferred Stock issued by the issuer of the Redemption Securities of the other issuer and a new preferred stock of TCI convertible into such additional property. In such event, the Mirror Preferred Stock and such new TCI preferred stock will have a combined liquidation value equal to the liquidation value of the Series G or Series H Preferred Stock exchanged and will otherwise have terms and conditions comparable to such Series G or Series H Preferred Stock.

     The Series G and Series H Preferred Stock are redeemable at TCI's option, in whole or in part, any time on or after February 1, 2001. The Series G and Series H Preferred Stock will be redeemable in full on February 1, 2016, to the extent then outstanding. In all cases, the redemption price per share will be the liquidation value thereof, including the amount of any accrued but unpaid dividends thereon, to and including the redemption date.

     The Series G and Series H Preferred Stock will rank prior to TCI common stock and the TCI Class B Preferred Stock and pari passu with all other currently outstanding classes and series of TCI preferred stock with respect to the declaration and payment of dividends and in liquidation.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The Series G and Series H Preferred Stock will vote in any general election of directors of TCI and will have one vote per share for such purposes and will vote as a single class with the TCI common stock, the TCI Class B Preferred Stock and any other class or series of TCI Preferred Stock entitled to vote in any general election of directors. The Series G and Series H Preferred Stock will have no other voting rights except as required by the DGCL.

(9)  Combined Equity

     General

     The rights of holders of the TCI Group Stock upon liquidation of TCI are based upon the ratio of the aggregate market capitalization, as defined, of the TCI Group Stock to the aggregate market capitalization, as defined, of the TCI Group Stock, the Telephony Group Stock and the Liberty Group Stock.

     Employee Benefit Plans

     TCI has several employee stock purchase plans (the "Plans") to provide employees an opportunity for ownership in TCI and to create a retirement fund. Terms of the Plans generally provide for employees to contribute up to 10% of their compensation to a trust for investment in TCI common stock. TCI, by annual resolution of the Board, generally contributes up to 100% of the amount contributed by employees. Certain of TCI's subsidiaries have their own employee benefit plans. Contributions to all plans aggregated $28 million, $21 million and $16 million for 1995, 1994 and 1993, respectively.

     Preferred Stock

     Class A Preferred Stock. TCI is authorized to issue 700,000 shares of Class A Preferred Stock, par value $.01 per share. Subsidiaries of TCI held all of the issued and outstanding shares of such stock, amounting to 592,797 shares. Such preferred stock eliminated in consolidation. The holders of the Class A Preferred Stock exchanged such Subsidiary Shares for shares of Series F Preferred Stock immediately prior to the record date of the Distribution.

     Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock. TCI is authorized to issue 1,675,096 shares of Class B Preferred Stock and 1,620,026 of such shares are issued and outstanding.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Dividends accrue cumulatively (but without compounding) at an annual rate of 6% of the stated liquidation value of $100 per share (the "Stated Liquidation Value"), whether or not such dividends are declared or funds are legally available for payment of dividends. Accrued dividends will be payable annually on March 1 of each year (or the next succeeding business day if March 1 does not fall on a business day), and, in the sole discretion of the Board, may be declared and paid in cash, in shares Series A TCI Group Stock or in any combination of the foregoing. Accrued dividends not paid as provided above on any dividend payment date will accumulate and such accumulated unpaid dividends may be declared and paid in cash, shares of Series A TCI Group Stock or any combination thereof at any time (subject to the rights of any senior stock and, if applicable, to the concurrent satisfaction of any dividend arrearages on any class or series of TCI preferred stock ranking on a parity with the Class B Preferred Stock with respect to dividend rights) with reference to any regular dividend payment date, to holders of record of Class B Preferred Stock as of a special record date fixed by the Board (which date may not be more than 45 days nor less than 10 days prior to the date fixed for the payment of such accumulated unpaid dividends). The Class B Preferred Stock ranks junior to the Series F Preferred Stock with respect to the declaration and payment of dividends.

     If all or any portion of a dividend payment is to be paid through the issuance and delivery of shares of Series A TCI Group Stock, the number of such shares to be issued and delivered will be determined by dividing the amount of the dividend to be paid in shares of Series A TCI Group Stock by the Average Market Price of the Series A TCI Group Stock. For this purpose, "Average Market Price" means the average of the daily last reported sale prices (or, if no sale price is reported on any day, the average of the high and low bid prices on such day) of a share of Series A TCI Group Stock for the period of 20 consecutive trading days ending on the tenth trading day prior to the regular record date or special record date, as the case may be, for the applicable dividend payment.

     In the event of any liquidation, dissolution or winding up of TCI, the holders of Class B Preferred Stock will be entitled, after payment of preferential amounts on any class or series of stock ranking prior to the Class B Preferred Stock with respect to liquidating distributions, to receive from the assets of TCI available for distribution to stockholders an amount in cash or property or a combination thereof, per share, equal to the stated liquidaton value thereof, plus all accumulated and accrued but unpaid dividends thereon to and including the redemption date. TCI does not have any mandatory obligation to redeem the Class B Preferred Stock as of any fixed date, at the option of the holders or otherwise.

     Subject to the prior preferences and other rights of any class or series of TCI preferred stock, the Class B Preferred Stock will be exchangeable at the option of TCI in whole but not in part at any time for junior subordinated debt securities of TCI ("Junior Exchange Notes"). The Junior Exchange Notes will be issued pursuant to an indenture (the "Indenture"), to be executed by TCI and a qualified trustee to be chosen by TCI.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     If TCI exercises its optional exchange right, each holder of outstanding shares of Class B Preferred Stock will be entitled to receive in exchange therefor newly issued Junior Exchange Notes of a series authorized and established for the purpose of such exchange, the aggregate principal amount of which will be equal to the aggregate Stated Liquidation Value of the shares of Class B Preferred Stock so exchanged by such holder, plus all accumulated and accrued but unpaid dividends thereon to and including the exchange date. The Junior Exchange Notes will be issuable only in principal amounts of $100 or any integral multiple thereof and a cash adjustment will be paid to the holder for any excess principal that would otherwise be issuable. The Junior Exchange Notes will mature on the fifteenth anniversary of the date of issuance and will be subject to earlier redemption at the option of TCI, in whole or in part, for a redemption price equal to the principal amount thereof plus accrued but unpaid interest. Interest will accrue, and be payable annually, on the principal amount of the Junior Exchange Notes at a rate per annum to be determined prior to issuance by adding a spread of 215 basis points to the "Fifteen Year Treasury Rate" (as defined in the Indenture). Interest will accrue on overdue principal at the same rate, but will not accrue on overdue interest.

     The Junior Exchange Notes will represent unsecured general obligations of TCI and will be subordinated in right of payment to all Senior Debt (as defined in the Indenture). Accordingly, holders of Class B Preferred Stock who receive Junior Exchange Notes in exchange therefor may have difficulty selling such Notes.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     For so long as any dividends are in arrears on the Class B Preferred Stock or any class or series of TCI preferred stock ranking pari passu with the Class B Preferred Stock which is entitled to payment of cumulative dividends prior to the redemption, exchange, purchase or other acquisition of the Class B Preferred Stock, and until all dividends accrued up to the immediately preceding dividend payment date on the Class B Preferred Stock and such parity stock shall have been paid or declared and set apart so as to be available for payment in full thereof and for no other purpose, neither TCI nor any subsidiary thereof may redeem, exchange, purchase or otherwise acquire any shares of Class B Preferred Stock, any such parity stock or any class or series of its capital stock ranking junior to the Class B Preferred Stock (including the TCI common stock), or set aside any money or assets for such purpose, unless all of the outstanding shares of Class B Preferred Stock and such parity stock are redeemed. If TCI fails to redeem or exchange shares of Class B Preferred Stock on a date fixed for redemption or exchange, and until such shares are redeemed or exchanged in full, TCI may not redeem or exchange any parity stock or junior stock, declare or pay any dividend on or make any distribution with respect to any junior stock or set aside money or assets for such purpose and neither TCI nor any subsidiary thereof may purchase or otherwise acquire any Class B Preferred Stock, parity stock or junior stock or set aside money or assets for any such purpose. The failure of TCI to pay any dividends on any class or series of parity stock or to redeem or exchange on any date fixed for redemption or exchange any shares of Class B Preferred Stock shall not prevent TCI from (i) paying any dividends on junior stock solely in shares of junior stock or the redemption purchase or other acquisition of junior stock solely in exchange for (together with cash adjustment for fractional shares, if any) or (but only in the case of a failure to pay dividends on any parity stock) through the application of the proceeds from the sale of, shares of junior stock; or (ii) the payment of dividends on any parity stock solely in shares of parity stock and/or junior stock or the redemption, exchange, purchase or other acquisition of Class B Preferred Stock or parity stock solely in exchange for (together with a cash adjustment for fractional shares, if any), or (but only in the case of failure to pay dividends on any parity stock) through the application of the proceeds from the sale of, parity stock and/or junior stock.

     The Class B Preferred Stock will vote in any general election of directors, will have one vote per share for such purpose and will vote as a single class with the TCI common stock, the Class A Preferred Stock and any other class or series of TCI preferred stock entitled to vote in any general election of directors. The Class B Preferred Stock will have no other voting rights except as required by the DGCL.

     Series Preferred Stock. The TCI Series Preferred Stock is issuable, from time to time, in one or more series, with such designations, preferences and relative participating, option or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     All shares of any one series of the TCI Series Preferred Stock are required to be alike for every particular and all shares are required to rank equally and be identical in all respects, except insofar as they may vary with respect to matters which the Board is expressly authorized by the TCI Charter to determine in the resolution or resolutions providing for the issue of any series of the TCI Series Preferred Stock.

     Redeemable Convertible Preferred Stock, Series E. In connection with the Reorganization, the Board created and authorized the issuance of the Redeemable Convertible Preferred Stock, Series E, par value $.01 per share. TCI is authorized to issue 400,000 shares. Subsidiaries of TCI held all of the issued and outstanding shares of such stock, amounting to 246,402 shares. All such preferred stock eliminated in consolidation. The holders of the Series E Preferred Stock exchanged such Subsidiary Shares for shares of Series F Preferred Stock immediately prior to the record date of the Distribution.

     Stock Options and Stock Appreciation Rights

     Certain key employees of TCI Group hold options with tandem stock appreciation rights to acquire Series A TCI Group Stock and Series A Liberty Group Stock as well as restricted stock awards of Series A TCI Group Stock and Series A Liberty Group Stock. Estimates of the compensation relating to the options and/or stock appreciation rights as well as restricted stock awards granted to such employees have been recorded in the accompanying combined financial statements, but are subject to future adjustment based upon the market value of Series A TCI Group Stock and Series A Liberty Group Stock (see note 1) and, ultimately, on the final determination of market value when the rights are exercised or the restricted shares are vested.

(10) Transaction with Officers and Directors

     Effective January 31, 1996, a director of TCI purchased one-third of TCI Group's interest in two limited partnerships and obtained two ten-year options to purchase TCI Group's remaining partnership interests. The purchase price for the one-third partnership interest was 37.209 shares of WestMarc Communications, Inc. (a wholly-owned subsidiary of TCI Group) Series C Cumulative Compounding Preferred Stock owned by such director, and the purchase price for the ten-year option was $100 for each option. All options are exercisable for cash in the aggregate amount of $3,000,000.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(11) Sale of Subsidiary Stock

     On July 18, 1995, TINTA completed an initial public offering (the "IPO") in which it sold 20 million shares of TINTA Series A common stock to the public for consideration of $16.00 per share aggregating $320 million, before deducting related expenses (approximately $19 million). The shares sold to the public represented 17% of TINTA's total issued and outstanding common stock. Also in July 1995, TINTA issued 687,500 Shares of TINTA Series A common stock as partial consideration for a 35% ownership interest in Torneos Y Competencias S.A., an Argentine sports programming company (the "TYC Acquisition"). As a result of the IPO and the TYC Acquisition, TCI Group has recognized a nonrecurring gain amounting to $123 million. Subsequent to the IPO and the TYC Acquisition, TCI owns 82% of the issued and outstanding stock of TINTA, representing in excess of 90% of the voting power of TINTA.

     In June 1995, Flextech issued share capital for cash and preferred shares of Thomson Directories Limited. In connection with such issuance, TCI Group recorded a $51 million increase to stockholders' equity and a $93 million increase to minority interest in equity of consolidated subsidiaries. No gain was recognized in TCI Group's combined statement of operations due primarily to the existence of TCI Group's contingent obligations to repurchase certain of the Flextech share capital.

(12) Income Taxes

     TCI files a consolidated Federal income tax return with all of its 80% or more owned subsidiaries. Consolidated subsidiaries in which TCI owns less than 80% each file a separate income tax return. TCI and such subsidiaries calculate their respective tax liabilities on a separate return basis which are combined in the accompanying combined financial statements.

     Federal income taxes, and certain state and local taxes would be paid on a consolidated basis. However, pursuant to a tax sharing agreement, federal income taxes are calculated, with certain adjustments, on a separate return basis for each Group (applying provisions of the Internal Revenue Code of 1986, as amended, and related regulations as if such Group filed a separate consolidated return for federal income tax purposes). Based upon these separate calculations, an allocation of tax liabilities is made such that each separate Group is responsible to the Company for its gross share of the Company's consolidated federal income tax liabilities, such gross share being determined without regard to (a) tax benefits that are attributable to the Company or the other Groups or (b) certain tax benefits that are attributable to a Group but that are taken into account in determining the Company's consolidated federal income tax benefit carryovers. Similarly, the Company is responsible to each Group for tax benefits attributable to such Group and actually used by the Company in determining its consolidated federal income tax liability. Notwithstanding the foregoing, the Company and Telephony Group have agreed that the Company may use up to $500 million of tax benefits generated by the Telephony Group in determining its consolidated federal income tax liability without providing a credit to the Telephony Group in such amount. Tax attributes, including but not limited to net operating losses, investment tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred intercompany gains and tax basis in assets, would be inventoried and tracked for each Group. In addition, pursuant to such tax sharing agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and the Company's combined or unitary tax liability is allocated between the Groups based upon such separate calculation. The Company has retained the right to file all returns, make all elections and control all audits and contests. The Company anticipates that the assets and entities comprising the Telephony Group will be transferred to a direct subsidiary of TCI. At such time, the Telephony Group will become a party to the Tax Sharing Agreement. Such transfers will be recorded at carryover basis for financial reporting purposes.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Income tax benefit (expense) for the years ended December 31, 1995, 1994 and 1993 consists of:


                                          Current    Deferred     Total
                                          --------   --------   --------
                                               amounts in millions
          Year ended December 31, 1995:
               Federal                    $    (43)        82         39
               State and local                  (8)        14          6
                                          --------   --------   --------
                                          $    (51)        96         45
                                          ========   ========   ========
          Year ended December 31, 1994:
               Federal                    $    (52)        (8)       (60)
               State and local                 (11)         4         (7)
                                          --------   --------   --------
                                          $    (63)        (4)       (67)
                                          ========   ========   ========
          Year ended December 31, 1993:
               Federal                    $    (13)      (112)      (125)
               State and local                 (16)       (18)       (34)
                                          --------   --------   --------
                                          $    (29)      (130)      (159)
                                          ========   ========   ========

     Income tax benefit (expense) differs from the amounts computed by applying the Federal income tax rate of 35% as a result of the following:


                                                   Years ended December 31,
                                              --------------------------------
                                                1995        1994        1993
                                              --------    --------    --------
                                                    amounts in millions
          Computed "expected" tax benefit
            (expense)                         $     42         (20)        (46)
          Adjustment to deferred tax assets
            and liabilities for enacted
            change in Federal income
            tax rate                              --          --           (76)
          Amortization not deductible
            for tax purposes                       (19)        (12)        (13)
          Minority interest in earnings
            of consolidated subsidiaries            (3)         (3)         (1)
          Gain on sale of subsidiary stock          43        --          --
          Gain recognized for tax purposes
            on exchange of assets                  (12)       --          --
          Recognition of losses of
            consolidated partnership              --           (10)         (8)
          State and local income taxes,
            net of Federal income tax
            benefit                                 (5)         (9)        (22)
          Valuation allowance on foreign
            corporation                           --           (10)       --
          Other                                     (1)         (3)          7
                                              --------    --------    --------
                                              $     45         (67)       (159)
                                              ========    ========    ========

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below:


                                                                 December 31,
                                                              ----------------
                                                               1995      1994
                                                              ------    ------
          Deferred tax assets:
            Net operating loss carryforwards                  $  544       478
              Less-valuation allowance                          (121)     (100)
            Investment tax credit carryforwards                  118       122
              Less-valuation allowance                           (41)      (36)
            Alternative minimum tax credit carryforwards          95        88
            Investments in affiliates, due principally to
              losses of affiliates recognized for financial
              statement purposes in excess of losses
              recognized for income tax purposes                 174       290
            Future deductible amounts principally due to
              non-deductible accruals                             86        35
            Other                                               --           4
                                                              ------    ------
                Net deferred tax assets                          855       881
                                                              ------    ------
          Deferred tax liabilities:
            Property and equipment, principally due to
              differences in depreciation                      1,153     1,185
            Franchise costs, principally due to differences
              in amortization                                  3,566     2,600
            Investment in affiliates, due principally to
              undistributed earnings of affiliates               263       290
            Intangible assets, principally due to
              differences in amortization                         42       104
            Leases capitalized for tax purposes                   53      --
            Other                                                165        83
                                                              ------    ------
                Total gross deferred tax liabilities           5,242     4,262
                                                              ------    ------
                Net deferred tax liability                    $4,387     3,381
                                                              ======    ======

     The valuation allowance for deferred tax assets as of December 31, 1995 and 1994 was $162 million and $136 million, respectively.

     At December 31, 1995, TCI Group had net operating loss carryforwards for income tax purposes aggregating approximately $1,079 million of which, if not utilized to reduce taxable income in future periods, $132 million expires in 2003, $116 million in 2004, $333 million in 2005, $316 million in 2006, $138 million in 2009 and $44 million in 2010. Certain subsidiaries of TCI Group had additional net operating loss carryforwards for income tax purposes aggregating approximately $245 million and these net operating losses are subject to certain rules limiting their usage.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     At December 31, 1995, TCI Group had remaining available investment tax credits of approximately $63 million which, if not utilized to offset future Federal income taxes payable, expire at various dates through 2005. Certain subsidiaries of TCI Group had additional investment tax credit carryforwards aggregating approximately $55 million and these investment tax credit carryforwards are subject to certain rules limiting their usage.

     Certain of the Federal income tax returns of TCI and its subsidiaries which filed separate income tax returns are presently under examination by the Internal Revenue Service for the years 1981 through 1992. A subsidiary of TCI Group has filed a petition in United States Tax Court protesting the disallowance of certain Transitional Investment Tax Credits and such issue will likely be litigated in 1996. In the opinion of management, any additional tax liability, not previously provided for, resulting from these examinations, ultimately determined to be payable, should not have a material adverse effect on the combined financial position of TCI Group.

     New tax legislation was enacted in the third quarter of 1993 which, among other matters, increased the corporate Federal income tax rate from 34% to 35%. TCI Group has reflected the tax rate change in its combined statements of operations. Such tax rate change resulted in an increase of $76 million to income tax expense and deferred income tax liability.

(13) Transactions with Telephony Group, Liberty Media Group and Other Related Parties

     Certain TCI corporate general and administrative costs are charged to the Telephony Group and the Liberty Media Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs each Group would incur for comparable services on a stand alone basis. The accompanying combined statements of operations do not reflect the allocation of corporate general and administrative costs through the date of the TCI/Liberty Combination in the aforementioned manner because the majority of the entities attributable to Liberty Media Group were owned, directly or indirectly, by Liberty Media Corporation for the majority of the periods presented herein. During the year ended December 31, 1995, Liberty Media Group was allocated $3 million in corporate general and administrative costs by TCI Group. For all the periods presented, Telephony Group was allocated less than $1 million in corporate general and administrative costs by TCI Group.

     TCI Group has a 50.1% partnership interest in QE+Ltd Limited Partnership ("QE+"), which distributes STARZ!, a first-run movie premium programming service launched in 1994. Entities attributed to Liberty Media Group hold the remaining 49.9% partnership interest.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The QE+ limited partnership agreement provides that TCI Group will be required to make special capital contributions to QE+ through July 1, 2005, up to a maximum amount of $350 million, approximately $86 million of which was paid in 1995. QE+ is obligated to pay TCI Group a preferred return of 10% per annum on the first $200 million of its special capital contributions beginning five years from the date of the contribution or five years from January 1, 1996, whichever is later. Any TCI Group special capital contributions in excess of $200 million will be entitled to a preferred return of 10% per annum from the date of the contribution. QE+ is required to apply 75% of its available cash flow, as defined, to repay the TCI Group special capital contributions and any preferred return payable thereon. To the extent such special capital contributions are insufficient to fund the cash requirements of QE+, TCI Group and Liberty Media Group will each have the option to fund such cash requirements in proportion to their respective ownership percentages.

     TCI Group has also entered into a long-term affiliation agreement with QE+ with respect to the distribution of the STARZ! service. Rates per subscriber specified in the agreement are based upon customary rates charged to other cable system operators. Payments to QE+ for 1995 aggregated $31 million. The affiliation agreement also provides that QE+ will not grant materially more favorable terms and conditions to other major cable system operators unless such more favorable terms and conditions are made available to TCI Group. The affiliation agreement also requires TCI Group to make payments to QE+ with respect to a guaranteed minimum number of subscribers totaling approximately $339 million for the years 1996, 1997 and 1998.

     Liberty Media Group also has the right to acquire an additional 10.1% general partnership interest in QE+ based on a formula designed to approximate the fair value of such interest. Such right is exercisable for a period of ten years beginning January 1, 1999 after QE+ has had positive cash flow for two consecutive calendar quarters. The right is exercisable only after all special capital contributions from TCI Group have been repaid, including any preferred return as discussed above.

     Encore Media Corporation (90% owned by Liberty Media Group) earns management fees from QE+ equal to 20% of managed costs, as defined. In addition, effective July 1, 1995, Liberty Media Group started earning a "Content Fee" for certain services provided to QE+ equal to 4% of the gross revenue of QE+. Such Content Fees aggregated $1 million for the six months ended December 31, 1995. The Content Fee agreement expires on June 30, 2001, subject to renewal on an annual basis thereafter. Payment of the Content Fee will be subordinated to the repayment of the contributions made by TCI Group and the preferred return thereon.

     Subsidiaries of Liberty Media Group lease satellite transponder facilities from TCI Group. Charges to Liberty Media Group for such arrangements for the years ended December 31, 1995, 1994 and 1993, aggregated $15 million, $8 million and $4 million, respectively.

     Certain subsidiaries attributed to Liberty Media Group produce and/or distribute sports and other programming to cable television operators (including TCI Group) and others. Charges to TCI Group are based upon customary rates charged to others.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


     HSN pays a commission to TCI Group for merchandise sales to customers who are subscribers of TCI Group's cable systems. Aggregate commissions and charges to TCI Group were $6 million, $7 million and $1 million for the years ended December 31, 1995 1994 and 1993, respectively.

     Subsequent to the TCI/Liberty Combination, TCI Group manages certain treasury activities for Liberty Media Group on a centralized basis. Cash receipts of certain businesses attributed to Liberty Media Group are remitted to TCI Group and certain cash disbursements of Liberty Media Group are funded by TCI Group on a daily basis. Prior to the Distribution of the Liberty Group Stock, but subsequent to the TCI/Liberty Combination, the net amounts of such cash activities are included in investment in Liberty Media Group in the accompanying combined financial statements. Prior to the TCI/Liberty Combination, Liberty Media Corporation separately managed the treasury activities of its subsidiaries. Subsequent to the Distribution, such cash activities are included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to be reflected as an Inter-Group Interest to Liberty Media Group.


     TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.


     If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statements of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



     Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



     The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


     On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

     In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



     For all periods prior to the Distribution of the Liberty Media Group Stock on August 10, 1995, all financial impacts of equity offerings are and will be attributed entirely to the TCI Group. After the Distribution, all financial impacts of issuances of additional shares of TCI Group Stock are and will be attributed entirely to the TCI Group, all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the Liberty Media Group, and all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in any Inter-Group Interest in the Liberty Media Group are and will be to such extend reflected in the combined financial statements of the TCI Group. All financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     During the first quarter of 1995, Liberty Media Group acquired an additional interest in an investment previously accounted for under the cost method. Upon consummation of such transaction, Liberty Media Group is deemed to exercise significant influence over such entity and, as such, adopted the equity method of accounting. As a result, TCI Group restated its interest in Liberty Media Group, its unrealized gain on available-for-sale securities and accumulated deficit by $122 million, $127 million and $5 million, respectively, at December 31, 1994. The restatement resulted in an increase in the earnings from Liberty Media Group of $5 million for the year ended December 31, 1994.

     During 1995, BET Holdings, Inc. ("BET") repurchased a portion of its common stock. As a result of the repurchase, Liberty Media Group's ownership of BET was increased from 19% to 22%. Therefore, Liberty Media Group is deemed to exercise significant influence over BET and, accordingly, has adopted the equity method of accounting for its investment in BET. As a result, Liberty Media Group restated its financial statements, which resulted in a decrease in its investment in BET, its unrealized holding gains on available-for-sale securities, its deferred taxes and accumulated deficit of $44 million, $32 million, $18 million and $6 million, respectively, at December 31, 1994. In addition, TCI Group increased its earnings of Liberty Media Group by $2 million for each of 1994 and 1993.

(14) Commitments and Contingencies

     In July, 1995, TCI Group entered into certain agreements with Viacom Inc. ("Viacom") and certain subsidiaries of Viacom regarding the purchase by TCI Group of all of the common stock of a subsidiary of Viacom ("Cable Sub") which, at the time of purchase, will own Viacom's cable systems and related assets.

     The transaction has been structured as a tax-free reorganization in which Cable Sub will initially transfer all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub will also transfer to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") to be arranged by TCI Group and Cable Sub. Following these transfers, Cable Sub will retain cable assets with an estimated value at closing of approximately $2.2 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Repayment of the Loan Proceeds will be non-recourse to Viacom and New Viacom Sub.

     Viacom will offer to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). The Exchange Offer will be subject to a number of conditions, including a condition (the "Minimum Condition") that sufficient tenders are made of Viacom Common Stock that permit the number of shares of Cable Sub Class A Stock issued pursuant to the Exchange Offer to equal the total number of shares of Cable Sub Class A Stock issuable in the Exchange Offer.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Immediately following the completion of the Exchange Offer, TCI Group will acquire from Cable Sub shares of Cable Sub Class B common stock for $350 million (which will be used to reduce Cable Sub's obligations under the Loan Facility). At the time of such acquisition, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer will automatically convert into a series of senior cumulative exchangeable preferred stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value").
     The terms of the Exchangeable Preferred Stock, including its dividend, redemption and exchange features, will be designed to cause the Exchangeable Preferred Stock, in the opinion of two investment banks, to initially trade at the Stated Value. The Exchangeable Preferred Stock will be exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock. The Exchangeable Preferred Stock will also be redeemable, at the option of Cable Sub, after the fifth anniversary of the date of issuance, and will be subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends, payable in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing. If insufficient tenders are made by Viacom stockholders in the Exchange Offer to permit the Minimum Condition to be satisfied, Viacom will extend the Exchange Offer for up to 15 business days and, during such extension, TCI Group and Viacom are to negotiate in good faith to determine mutually acceptable changes to the terms and conditions for the Exchangeable Preferred Stock and the Exchange Offer that each believes in good faith will cause the Minimum Condition to be fulfilled and that would cause the Exchangeable Preferred Stock to trade at a price equal to the Stated Value immediately following the expiration of the Exchange Offer. In the event the Minimum Condition is not thereafter met, TCI and Viacom will each have the right to terminate the transaction. In addition, either party may terminate the transaction if the Exchange Offer has not commenced by June 24, 1996 or been consummated by July 24, 1996.

     Consummation of the transaction is subject to a number of conditions, including receipt of a favorable letter ruling from the Internal Revenue Service that the transaction qualifies as a tax-free transaction and the satisfaction or waiver of all of the conditions of the Exchange Offer. A request for a letter ruling from the Internal Revenue Service has been filed by Viacom. TCI Group believes that, based upon the unique and complex structure of the transaction, there exists significant uncertainty as to whether a favorable ruling will be obtained. In light of the foregoing, management of TCI Group has concluded that consummation of the transaction is not yet probable. No assurance can be given that the transaction will be consummated.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, TCI Group's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. Basic and tier service rates are evaluated against competitive benchmark rates as published by the FCC, and equipment and installation charges are based on actual costs. Any rates for Regulated Services that exceeded the benchmarks were reduced as required by the 1993 and 1994 rate regulations. The rate regulations do not apply to the relatively few systems which are subject to "effective competition" or to services offered on an individual service basis, such as premium movie and pay-per-view services.

     TCI Group believes that it has complied in all material respects with the provisions of the 1992 Cable Act, including its rate setting provisions. However, TCI Group's rates for regulated services are subject to review by the FCC, if a complaint has been filed, or the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

     On October 30, 1995, the FCC accepted for comment a proposed resolution of all complaints against the cable programming services tier ("CPST") currently pending against cable systems owned by TCI Group. If the proposed resolution is accepted by the FCC, TCI Group will settle all pending complaints by a one-time credit to each subscriber in CPST regulated franchises. The aggregate amount of such credits is approximately $9 million and had previously been accrued by TCI Group.
     In addition, the FCC will find that the CPST rates in CPST regulated franchises on September 15, 1995 comply with federal regulations. TCI Group has committed not to file any additional cost-of-service filings until May 15, 1996 in franchises that were subject to CPST regulation prior to September 15, 1995. However, TCI Group will be able to avail itself of the other mechanisms under FCC rules to recover costs, including abbreviated cost-of-service filings covering system rebuilds and upgrades. In the proposed resolution, TCI Group does not admit any violation of, or any failure to conform to, the 1992 Cable Act or the rules promulgated thereunder. The comment period has ended and TCI Group is awaiting action by the FCC.

     TCI Group has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $212 million at December 31, 1995. Although there can be no assurance, management of TCI Group believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such obligations, that they will not be material to TCI Group.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     TCI Group is obligated to pay fees for the license to exhibit certain films that are released theatrically by various motion picture studios through December 31, 2005 (the "Film Licensing Obligations"). As of December 31, 1995, these agreements require minimum payments aggregating approximately $251 million. The aggregate amount of the Film Licensing Obligations is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, TCI Group's required aggregate payments under the Film Licensing Obligations could prove to be significant. Additionally, TCI Group has guaranteed up to $67 million of similar license fee obligations of another affiliate.

     TCI Group has also committed to provide additional debt or equity funding to certain of its affiliates. At December 31, 1995, such commitments aggregated $95 million.

     TCI Group leases business offices, has entered into pole rental agreements and transponder lease agreements and uses certain equipment under lease arrangements. Rental expense under such arrangements amounted to $114 million, $75 million and $64 million in 1995, 1994 and 1993, respectively.

     Future minimum lease payments under noncancellable operating leases for each of the next five years are summarized as follows (amounts in millions):

          1996         $ 66
          1997           64
          1998           59
          1999           57
          2000           51

     It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties; thus, it is anticipated that future minimum lease commitments will not be less than the amount shown for 1995.

     Certain key employees of TCI Group hold restricted stock awards and options with tandem SARs to acquire shares of certain subsidiaries' common stock. Estimates of the compensation related to the restricted stock awards and options and/or SARs have been recorded in the accompanying consolidated financial statement, but are subject to future adjustment based upon the market value of the respective common stock and, ultimately, on the final market value when the rights are exercised.

     TCI Group has contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy such contingencies will not be material in relation to the accompanying combined financial statements.

(15) Subsequent Event (Unaudited)

     On July 31, 1996, pursuant to certain agreements entered into between TCI Group, Viacom International, Inc. and Viacom, Inc. ("Viacom"), TCI Group acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCI Group and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

     Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCI Group acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of 4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred Stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

                                  "TCI GROUP"
                       (a combination of certain assets)
                              September 30, 1996



Management's Discussion and Analysis of
     Financial Condition and Results of Operations


     The following discussion and analysis should be read in conjunction with TCI Group's Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995 included herein. The following discussion focuses on material changes in trends, risks and uncertainties affecting TCI Group's results of operations and financial condition.


(1)  Material changes in financial condition:

     On August 3, 1995, the Tele-Communications, Inc. ("TCI" or the "Company") stockholders authorized the Board of Directors of TCI (the "Board") to issue the Liberty Group Stock. While the Liberty Group Stock constitutes common stock of TCI, the issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to Liberty Media Group to its security holders of record on August 4, 1995. Additionally, stockholders of TCI approved the redesignation of the previously authorized Class A and Class B common stock of TCI into Series A and Series B TCI Group Stock.


     On December 4, 1996, the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholder approval (the "Telephony Stock Proposal"), the issuance of a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Service, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand (the "PCS Ventures"), and its investment in Teleport Communications Group, Inc., a Delaware corporation ("TCG" or "Teleport"). The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo. L.P. ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in the Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").



     The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".



     As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1996 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area), at any time or from to time, as applicable, provided that Telephony Group is at the time a subsidiary of the Company and the Company is then conducting such business.



     The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in an arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.

                                  "TCI GROUP"
                       (a combination of certain assets)




     If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



     TCI Telephony also has the right to acquire TCI's interests in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.


     The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

     While the Telephony Group Stock constitutes common stock of TCI, the issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.

     The TCI Group Stock is intended to reflect the separate performance of TCI Group, which is generally comprised of the subsidiaries and assets not attributed to Liberty Media Group or the Telephony Group, including (i) TCI's Domestic Cable and Communications unit, (ii) TCI's International Cable and Programming unit and (iii) TCI's Technology/Venture Capital unit.

     Holders of TCI Group Stock, Liberty Group Stock and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.

     Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions, the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.


     Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.



                                                                    (continued)

                                  "TCI GROUP"
                       (a combination of certain assets)



(1)  Material changes in financial condition (continued):


     Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


     TCI Group manages certain treasury activities for Liberty Media Group on a centralized basis. Cash receipts of certain businesses attributed to Liberty Media Group are remitted to TCI Group and certain cash disbursements of Liberty Media Group are funded by TCI Group on a daily basis. Such cash activities are included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to be reflected as an Inter-Group Interest to Liberty Media Group.


     TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.


     If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statement of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


                                                                    (continued)

                                  "TCI GROUP"
                       (a combination of certain assets)



(1)  Material changes in financial condition (continued):


     To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI
Group.



     Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



     The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


     On December 1, 1996, the TCI Group converted $500 million of it's interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

     In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.


                                                                    (continued)

                                  "TCI GROUP"
                       (a combination of certain assets)




(1)  Material changes in financial condition (continued):


     Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



     For all periods prior to the distribution of the Liberty Media Group
Stock on August 10, 1995 (the "Distribution"), all financial impacts of equity offerings are and will be attributed entirely to the TCI Group. After the Distribution, all financial impacts of issuances of additional shares of TCI Group Stock are and will be attributed entirely to the TCI Group, all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the Liberty Media Group, and all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in any Inter-Group Interest in the Liberty Media Group are and will be to such extend reflected in the combined financial statements of the TCI Group. All financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.


     On July 31, 1996, TCI Group consummated the Viacom Acquisition whereby TCI Group acquired all of the common stock of Cable Sub which owned Viacom's cable systems and related assets.


                                                                    (continued)

                                  "TCI GROUP"
                       (a combination of certain assets)




(1)  Material changes in financial condition (continued):

     The transaction was structured as a tax-free reorganization in which Cable Sub initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to New Viacom Sub. Cable Sub also transferred to New Viacom Sub the Loan Proceeds of a $1.7 billion loan facility. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

     Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Common Stock the opportunity to exchange a portion of their shares of Viacom Common Stock for shares Cable Sub Class A Stock. Immediately following the completion of the Exchange Offer, TCI Group acquired from Cable Sub shares of Cable Sub Class B common stock for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into Exchangeable Preferred Stock. For additional discussion of the Viacom Acquisition, see note 5 to the accompanying TCI Group combined financial statements.

     In February 1996, TINTA issued $345 million (before deducting offering costs of $9 million) of 4.5% convertible subordinated debentures. TINTA anticipates that it will use the net proceeds to fund capital contributions to certain of its equity investees.

     Additionally, during the nine months ended September 30, 1996, TCIC issued
(i) 4.6 million shares of Cumulative Exchangeable Preferred Stock for net cash proceeds of $223 million, (ii) 20 million preferred securities of 8.72% Trust Originated Preferred Securities(SM) for net cash proceeds of $486 million (through a special purpose entity formed as a Delaware business trust), (iii) 20 million preferred securities of 10% Trust Preferred Securities for net cash proceeds of $485 million (through a special purpose entity formed as a Delaware business trust) and (iv) $2.06 billion of publicly-placed senior and medium term notes with interest rates ranging from 6.2% to 7.9% and maturity dates
ranging through 2026.   TCIC used the proceeds from the aforementioned debt and
equity issuances to retire commercial paper and to repay certain variable and fixed-rate indebtedness. In connection with the prepayment of certain fixed-rate indebtedness, TCI Group recognized a loss on early extinguishment of debt of $62 million. Such loss related to prepayment penalties amounting to $60 million and the retirement of deferred loan costs.

     TCI Group has a credit facility which matures in September of 1997. The outstanding balance of such facility was $387 million at September 30, 1996. TCI Group currently anticipates that it will refinance such borrowings, but there can be no assurance that it can do so on terms acceptable to TCI Group.


                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)



(1)  Material changes in financial condition (continued):

     During the second quarter of 1996, certain subsidiaries of TCI Group terminated, at such subsidiaries' option, certain revolving bank credit facilities with aggregate commitments of approximately $2 billion. TCI Group does not believe that such terminations will adversely affect its future liquidity. At September 30, 1996, TCI Group had approximately $1.7 billion of availability under lines of credit, excluding amounts related to lines of credit which provide availability to support commercial paper. Although TCI Group was in compliance with the restrictive covenants contained in its credit facilities at said date, additional borrowings under the credit facilities are subject to the subsidiaries' continuing compliance with the restrictive covenants (which relate primarily to the maintenance of certain ratios of cash flow to total debt and cash flow to debt service, as defined in the credit facilities) after giving effect to such additional borrowings. See note 6 to the accompanying combined financial statements for additional information regarding the material terms of the lines of credit.

     One measure of liquidity is commonly referred to as "interest coverage." Interest coverage, which is measured by the ratio of Operating Cash Flow (operating income before depreciation, amortization and other non-cash operating credits or charges) ($1,586 million and $1,493 million for the nine months ended September 30, 1996 and 1995, respectively) to interest expense ($788 million and $736 million for the nine months ended September 30, 1996 and 1995, respectively), is determined by reference to the combined statements of operations. TCI Group's interest coverage ratio was 201% and 203% for the nine months ended September 30, 1996 and 1995, respectively. Management of TCI Group believes that the foregoing interest coverage ratio is adequate in light of the consistency and nonseasonal nature of its cable television operations and the relative predictability of TCI Group's interest expense, almost half of which results from fixed rate indebtedness. Operating Cash Flow is a measure of value and borrowing capacity within the cable television industry and is not intended to be a substitute for cash flows provided by operating activities, a measure of performance prepared in accordance with generally accepted accounting principles, and should not be relied upon as such. Operating Cash Flow, as defined, does not take into consideration substantial costs of doing business, such as interest expense, and should not be considered in isolation to other measures of performance.

     Another measure of liquidity is net cash provided by operating activities, as reflected in the accompanying combined statements of cash flows. Net cash provided by operating activities ($729 million and $669 million for the nine months ended September 30, 1996 and 1995, respectively) reflects net cash from the operations of TCI Group available for TCI Group's liquidity needs after taking into consideration the aforementioned additional substantial costs of doing business not reflected in Operating Cash Flow. Amounts expended by TCI Group for its investing activities exceed net cash provided by operating activities. However, management believes that net cash provided by operating activities, the ability of TCI Group to obtain additional financing (including the available lines of credit and access to public debt markets), issuances and sales of TCI's equity or equity of its subsidiaries, and proceeds from disposition of assets will provide adequate sources of short-term and long-term liquidity in the future. See TCI Group's combined statements of cash flows included in the accompanying combined financial statements.


                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)




(1)  Material changes in financial condition (continued):

     In late April, 1996, TCIC was notified by Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. that those rating agencies had downgraded by one level their respective ratings of TCIC's senior debt to the first level below investment grade. Fitch Investors Service, L.P. reaffirmed its rating for TCIC's senior debt at the last level of investment grade. On October 18, 1996, Standard and Poor's Securities, Inc. ("Standard & Poor's) issued a press release stating that TCIC's senior debt would be placed on CreditWatch with negative implications. TCIC's senior debt is currently rated BBB- by Standard & Poor's (the last level of investment grade). A downgrade by Standard & Poor's of TCIC's senior debt would lower such debt to the first level below investment grade. These actions are expected to marginally increase TCIC's cost of borrowings under certain bank credit facilities, and may adversely affect TCIC's access to the public debt market and its overall cost of future borrowings.

     In order to achieve the desired balance between variable and fixed rate indebtedness and to diminish its exposure to extreme increases in variable interest rates, TCI Group has entered into various interest rate exchange agreements. Pursuant to the interest rate exchange agreements, TCI Group pays
(i) fixed interest rates ranging from 7.2% to 9.3% on notional amounts of $460 million at September 30, 1996 and (ii) variable interest rates on notional amounts of $2,450 million at September 30, 1996. During the nine months ended September 30, 1996 and 1995, TCI Group's net payments pursuant to the Fixed Rate Agreements were $3 million and $1 million, respectively; and TCI Group's net receipts pursuant to the Variable Rate Agreements were $11 million and less than $1 million, respectively. TCI Group is exposed to credit losses for the periodic settlements of amounts due under the interest rate exchange agreements in the event of nonperformance by the other parties to the agreements.
However, TCI Group does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

     TCI Group has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $307 million at September 30, 1996. Although there can be no assurance, management of TCI Group believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such obligations, that they will not be material to TCI Group.

     TCI Group is obligated to pay fees for the rights to exhibit certain films that are released by various producers through December 31, 2005. Based on subscriber levels at September 30, 1996, these agreements require minimum payments aggregating approximately $437 million. The aggregate amount of the Film Licensing Obligations is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, TCI Group's required aggregate payments under the Film Licensing Obligations could prove to be significant.

     TCI Group has made certain financial commitments related to the acquisition of sports program rights through 2004. At September 30, 1996, such commitments aggregated $228 million.

     TCI Group's various partnerships and other affiliates accounted for under the equity method generally fund their acquisitions, required debt repayments and capital expenditures through borrowings under and refinancing of their own credit facilities (which are generally not guaranteed by TCI Group) and through net cash provided by their own operating activities.

                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)



(2)  Material changes in results of operations:

     On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, TCI Group's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. The regulations established benchmark rates in 1993 which were further reduced in 1994, to which the rates charged by cable operators for Regulated Services were required to conform.

     TCI Group reduced its rates in 1993 and 1994 and limited its rate increases in 1995 and 1996 in response to FCC regulations. TCI Group believes that it has complied, in all material respects, with the provisions of the 1992 Cable Act, including its rate setting provisions. However, TCI Group's rates for Regulated Services are subject to adjustment upon review, as described above. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

     On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Telecom Act") was signed into law. Because the 1996 Telecom Act does not deregulate cable programming service tier rates until 1999 (and basic service tier rates will remain regulated thereafter), TCI Group believes that the 1993 and 1994 rate regulations have had and will continue to have a material adverse effect on its results of operations.

     Revenue increased 33% and 31% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. In TCI Group's regulated cable systems, TCI Group implemented rate increases for its Regulated Services in June 1996. As allowed by FCC regulations, such rate increases include amounts intended to recover increased programming costs incurred during the first five months of 1996 and not previously recovered, as well as interest on said amounts.

     The increase in revenue for the three months ended September 30, 1996 is the result of the effect of certain acquisitions (including the Viacom Acquisition) (18%), an increase in TCI Group's satellite subscribers (4%), increases in the rates charged for TCI Group's cable television service due to inflation, programming cost increases as previously discussed and channel additions (5%), growth in subscriber levels within TCI Group's cable television systems (3%), and increases in advertising sales, international programming and other revenue (3%). The increase in revenue for the nine months ended September 30, 1996 is the result of the effect of certain acquisitions (including the Viacom Acquisition) (15%), an increase in TCI Group's satellite subscribers (5%), increases in the rates charged for TCI Group's cable television service as noted above (6%), growth in subscriber levels within TCI Group's cable television systems (2%), and increases in advertising sales, international programming and other revenue (3%).

                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)



(2)  Material changes in results of operations (continued):

     Operating expenses increased 52% and 50% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. Exclusive of the effects of acquisitions (27% and 25%) and Primestar (3% and 4%) (see discussion below), such expenses increased 22% and 21%. Programming and salary expenses accounted for the majority of such increases. TCI Group cannot determine whether and to what extent increases in the cost of programming will affect its future operating costs. However, such programming costs have increased at a greater percentage than increases in revenue from Regulated Services.

     Selling, general and administrative ("SG&A") expenses increased 40% and 43% for the three months and nine months ended September 30, 1996, respectively, as compared to the corresponding periods of 1995. Exclusive of the effects of acquisitions (11% and 12%) and Primestar (9% and 12%) (see discussion below), SG&A expenses increased 20% and 19%. Such increases are due primarily to salaries, related payroll expenses and those expenses that vary with revenue and/or subscribers. Additionally, during the nine months ended September 30, 1996 and 1995, TCI Group incurred $34 million and $14 million, respectively, of costs related to newly created material support centers, initiatives to improve its customer service and the continued redesign of its computer and accounting systems.


     TCI Group had an interest in Primestar, which provides programming and marketing support to its partners who distribute a multi-channel programming service via a medium power communications satellite to home satellite dish owners. During the three months and nine months ended September 30, 1996, TCI Group's revenue and expenses related to its Primestar satellite service increased significantly over the corresponding periods in 1995 as the number of TCI Group's Primestar subscribers increased from approximately 370,000 subscribers at September 30, 1995 to approximately 735,000 subscribers at September 30, 1996. During the three months ended September 30, 1996, revenue increased from $59 million to $110 million and operating, selling, general and administrative expenses increased from $54 million to $108 million, as compared to the three months ended September 30, 1995. During the nine months ended September 30, 1996, revenue increased from $120 million to $304 million and operating, selling, general and administrative expenses increased from $111 million to $295 million, as compared to the nine months ended September 30, 1995.



     In June 1996, TCI Group announced its intention to pursue a tax-free spin-off of SatCo to the holders of TCI Group Stock. At the time of the Spin-Off, SatCo's assets and operations will include TCI Group's interest in Primestar and TCI Group's business of distributing Primestar programming. The Spin-Off was completed in the fourth quarter of 1996. SatCo's operations will no longer be consolidated with TCI Group's.


     The increase in TCI Group's depreciation expense in 1996 is due to acquisitions as well as increased capital expenditures due to a program to upgrade and install optical fiber technology in TCI Group's cable systems. The increase in TCI Group's amortization expense in 1996 is due to acquisitions.

                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)



(2)  Material changes in results of operations (continued):

     Certain corporate general and administrative costs are charged to Telephony Group and Liberty Media Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that would approximate the costs that each Group would incur for comparable services on a stand alone basis. During each of the nine month periods ended September 30, 1996 and 1995, Liberty Media Group was allocated $2 million in corporate general and administrative costs by TCI Group. The Telephony Group was allocated $1 million and less than $1 million in corporate general and administrative costs by TCI Group during the nine months ended September 30, 1996 and 1995, respectively.

     TCI Group records compensation relating to stock appreciation rights and restricted stock awards granted to certain employees by TCI or TINTA. Such compensation is subject to future adjustment based upon market value, and ultimately, on the final determination of market value when the rights are exercised or the restricted stock awards are vested.

     At September 30, 1996, TCI Group had an effective ownership interest of approximately 27% in TeleWest, a company that is currently operating and constructing cable television and telephone systems in the United Kingdom ("UK"). TeleWest, which is accounted for under the equity method, had a carrying value at September 30, 1996 of $459 million and comprised $99 million and $43 million of TCI Group's share of its affiliates' losses during the nine months ended September 30, 1996 and 1995, respectively. The increase in TCI Group's share of losses of TeleWest is due, in part, to an increase in TeleWest's interest expense and foreign currency translation losses related to the issuance of dollar denominated debentures by TeleWest. In addition, TCI Group has other less significant investments accounted for under the equity method in video distribution and programming businesses located in the UK, other parts of Europe, Asia, Latin America and certain other foreign countries. In the aggregate, such other equity method investments had a carrying value of $407 million at September 30, 1996 and accounted for $55 million and $38 million of TCI Group's share of its affiliates' losses for the nine months ended September 30, 1996 and 1995, respectively.

     TCI Group is reflecting minority interests in earnings of consolidated subsidiaries of $28 million and $29 million for the three months and nine months ended September 30, 1996, respectively, as compared to minority interests in losses of consolidated subsidiaries for the corresponding periods in 1995. Such changes are due primarily to the accrual of dividends on the Trust Securities in 1996. See note 7 to the accompanying combined financial statements.


                                                                    (continued)

                                  "TCI GROUP"

                       (a combination of certain assets)



(2)  Material changes in results of operations (continued):

     TCI Group's net loss (before loss of Telephony Group and preferred stock dividend requirements) of $133 million for the three months ended September
30, 1996 represents a change of $186 million, as compared to TCI Group's net earnings (before loss of Telephony Group, loss of Liberty Media Group and preferred stock dividend requirements) of $53 million for the three months ended September 30, 1995. TCI Group's net loss (before loss of Telephony Group and preferred stock dividend requirements) of $410 million for the nine months ended September 30, 1996 represents an increase of $355 million, as compared to TCI Group's net loss (before loss of Telephony Group, loss of Liberty Media Group and preferred stock dividend requirements) of $55 million for the nine months ended September 30, 1995. Such increases are primarily the result of the gain recognized in 1995 related to the TINTA IPO, an increase in share of losses of affiliates, including the aforementioned share of losses from TeleWest, loss on early extinguishment of debt resulting primarily from the prepayment of certain fixed-rate indebtedness, and the change in minority interests in losses (earnings) of consolidated subsidiaries described above.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)



                            Combined Balance Sheets
                                  (unaudited)



                                                     September 30,  December 31,
                                                         1996           1995
                                                     ------------   ------------
Assets                                                    amounts in millions
------
Cash                                                 $         93             77
Trade and other receivables, net                              375            300
Prepaid expenses                                               89             51
Prepaid program rights                                         20             19
Committed film inventory                                      118             92
Investments in affiliates, accounted for under the
 equity method, and related receivables (note 4)            1,361          1,134

Property and equipment, at cost:
 Land                                                          74             67
 Distribution systems                                      11,277          9,536
 Support equipment and buildings                            1,597          1,213
                                                     ------------   ------------
                                                           12,948         10,816
 Less accumulated depreciation                              4,327          3,611
                                                     ------------   ------------
                                                            8,621          7,205
                                                     ------------   ------------

Franchise costs                                            17,486         14,322
 Less accumulated amortization                              2,349          2,092
                                                     ------------   ------------
                                                           15,137         12,230
                                                     ------------   ------------

Other assets, at cost, net of amortization                  1,226          1,012
                                                     ------------   ------------
                                                     $     27,040         22,120
                                                     ============   ============

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)


                       Combined Balance Sheets, continued
                                  (unaudited)


                                                      September 30,   December 31,
                                                          1996            1995
                                                      ------------    ------------
Liabilities and Combined Equity                            amounts in millions
-------------------------------
Accounts payable                                      $        120             148

Accrued interest                                               170             228

Accrued programming expense                                    360             272

Other accrued expenses                                       1,070             911

Debt (note 6)                                               15,014          12,960

Deferred income taxes                                        5,467           4,387

Other liabilities                                              176             181
                                                      ------------    ------------
   Total liabilities                                        22,377          19,087
                                                      ------------    ------------
Minority interests in equity of consolidated
 subsidiaries                                                1,447             563

Redeemable preferred stock                                     654             478

Company-obligated mandatorily redeemable preferred
 securities of subsidiary trusts ("Trust
 Securities") holding solely subordinated debt
 securities of TCI Communications, Inc. ("TCIC")
 (note 7)                                                    1,000            --

Combined equity (note 8):
 Combined equity, including preferred stocks of
  Tele-Communications, Inc. ("TCI")                          2,665           2,883
 Cumulative foreign currency translation adjustment            (12)             (9)
 Unrealized holding gains for available-for-sale
  securities, net of taxes                                      26              68
 Due from Liberty Media Group                                  (19)             (7)
 Interest in Telephony Group                                (1,098)           (943)
                                                      ------------    ------------
   Combined equity                                           1,562           1,992
                                                      ------------    ------------
Commitments and contingencies (note 11)
                                                      $     27,040          22,120
                                                      ============    ============

See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)


                       Combined Statements of Operations
                                  (unaudited)



                                                    Three months ended       Nine months ended
                                                       September 30,            September 30,
                                                   --------------------    --------------------
                                                     1996        1995        1996        1995
                                                   --------    --------    --------    --------
                                                                amounts in millions,
                                                              except per share amounts
Revenue                                            $  1,862       1,404       5,120       3,911
Operating costs and expenses:
 Operating                                              679         446       1,835       1,226
 Programming charges from Liberty Media
   Group (note 10)                                       16          18          63          53
 Selling, general and administrative                    609         436       1,653       1,157
 Charges to Telephony Group                            --          --            (1)       --
 Charges to Liberty Media Group (note 10)                (6)         (6)        (17)        (18)
 Compensation relating to stock
   appreciation rights (notes 8 and 11)                --             6        --            22
 Adjustment to compensation relating to
   stock appreciation rights                            (20)       --           (31)       --
 Depreciation                                           254         222         756         642
 Amortization                                           129          97         351         267
                                                   --------    --------    --------    --------
                                                      1,661       1,219       4,609       3,349
                                                   --------    --------    --------    --------
   Operating income                                     201         185         511         562
Other income (expense):
 Interest expense                                      (275)       (258)       (788)       (736)
 Interest and dividend income                             9          14          26          24
 Interest income from Liberty Media Group
   (note 10)                                           --          --          --             2
 Share of losses of affiliates, net (note 4)            (55)        (32)       (208)        (88)
 Loss on early extinguishment of debt
   (note 6)                                              (7)       --           (73)       --
 Minority interests in losses (earnings) of
   consolidated subsidiaries, net                       (28)         10         (29)         20
 Gain on sale of subsidiary stock (note 9)             --           123        --           123
 Other, net                                             (13)        (16)         (6)        (27)
                                                   --------    --------    --------    --------
                                                       (369)       (159)     (1,078)       (682)
                                                   --------    --------    --------    --------
     Earnings (loss) before income taxes               (168)         26        (567)       (120)
Income tax benefit                                       35          27         157          65
                                                   --------    --------    --------    --------
     Earnings (loss) before loss of Liberty
      Media Group through the date of
       Distribution and Telephony Group (note 1)       (133)         53        (410)        (55)

Loss of Liberty Media Group through the
   date of Distribution (note 1)                       --            (7)       --           (29)

Loss of Telephony Group                                 (20)         (9)        (64)        (18)
                                                   --------    --------    --------    --------
     Net earnings (loss)                               (153)         37        (474)       (102)
Dividend requirements on preferred stocks                (9)         (9)        (27)        (26)
                                                   --------    --------    --------    --------
     Net earnings (loss) attributable to
       common stockholders                         $   (162)         28        (501)       (128)
                                                   ========    ========    ========    ========
Loss attributable to common stockholders
  per common share (note 2)                        $   (.24)       (.09)       (.75)       (.09)
                                                   ========    ========    ========    ========
Pro forma loss attributable to common
  stockholders (note 2)                                                    $   (492)
                                                                           ========
Pro forma loss attributable to common
  stockholders per common share
  (note 2)                                                                 $   (.74)
                                                                           ========


See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)


                          Combined Statement of Equity

                      Nine months ended September 30, 1996
                                  (unaudited)


                                                                          Unrealized
                                             Combined                       holding
                                              equity,      Cumulative      gains for                      Due
                                            including       foreign        available-    Interest         from
                                            preferred      currency        for-sale         in           Liberty
                                            stocks of     translation     securities,    Telephony        Media         Combined
                                               TCI        adjustment     net of taxes      Group          Group          equity
                                            ---------     -----------    ------------    ---------       -------        --------
                                                                              amounts in millions
Balance at January 1, 1996                   $ 2,883             (9)            68           (943)            (7)         1,992
 Net loss                                       (474)          --             --               64           --             (410)
 Purchase of programming from Liberty
  Media Group                                   --             --             --             --               63             63
 Cost allocations to Liberty Media Group        --             --             --             --              (17)           (17)
 Cost allocations to Telephony Group            --             --             --               (1)          --               (1)
 Cable distribution fees                        --             --             --             --               (3)            (3)
 Adjustment to allocation to Liberty
  Media Group of compensation relating to
  stock appreciation rights                     --             --             --             --                3              3
 Adjustment to allocation to Telephony
  Group relating to stock appreciation
  rights                                        --             --             --             --             --             --
 Intergroup tax allocation to Liberty
  Media Group                                   --             --             --             --              (17)           (17)
 Intergroup tax allocation to Telephony
  Group                                         --             --             --               45           --               45
 Transfers of assets to Telephony Group,
 net of deferred taxes                         --             --             --              (45)          --              (45)
 Net cash transfers to Telephony Group          --             --             --             (218)          --             (218)
 Net cash transfers to Liberty Media Group      --             --             --             --              (41)           (41)
 Change in unrealized gains for
  available-for-sale securities                 --             --              (42)          --             --              (42)
 Foreign currency translation adjustment        --               (3)          --             --             --               (3)
 Accreted dividends on TCI preferred
  stock subject to mandatory redemption
  requirements                                   (20)          --             --             --             --              (20)
 Payment of TCI preferred stock dividends        (10)          --             --             --             --              (10)
 Issuance of TCI common stock for
  acquisition                                    269           --             --             --             --              269
 Issuance of TCI common stock upon
  conversion of notes                              1           --             --             --             --                1
 Issuance of TCI common stock upon
  conversion of preferred stock                   16           --             --             --             --               16
                                             -------        -------        -------        -------        -------        -------
Balance at September 30, 1996                $ 2,665            (12)            26         (1,098)           (19)         1,562
                                             =======        =======        =======        =======        =======        =======

See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)


                       Combined Statements of Cash Flows
                                  (unaudited)

                                                            Nine months ended
                                                               September 30,
                                                          --------------------
                                                            1996        1995
                                                          --------    --------
                                                           amounts in millions
                                                               (see note 3)
Cash flows from operating activities:
 Net loss before loss of Telephony Group and Liberty
   Media Group*                                           $   (410)        (55)
 Adjustments to reconcile net loss before loss of
   Telephony Group and Liberty Media Group to net cash
   provided by operating activities:
     Depreciation and amortization                           1,107         909
     Compensation relating to stock appreciation rights       --            22
     Adjustment to compensation relating to stock
       appreciation rights                                     (31)       --
       Share of losses of affiliates                           208          88
       Loss on early extinguishment of debt                     73        --
       Minority interests in earnings (losses)                  29         (20)
       Gain on sale of subsidiary stock                       --          (123)
       Intergroup tax allocation                                28           7
       Deferred income tax benefit                            (207)       (118)
       Other noncash credits                                    (4)         (1)
       Changes in operating assets and liabilities,
         net of the effect of acquisitions:
           Change in receivables                                 6          28
           Change in prepaids                                  (40)        (60)
           Change in accruals and payables                      29          14
           Change in accrued interest                          (59)        (22)
                                                          --------    --------
             Net cash provided by operating activities         729         669
                                                          --------    --------
Cash flows from investing activities:
  Cash paid for acquisitions                                    (7)       (213)
  Capital expended for property and equipment               (1,518)     (1,170)
  Additional investments in and loans to
    affiliates and others                                     (477)       (173)
  Repayment of loans to affiliates                             328          16
  Proceeds from dispositions of assets                         207          29
  Change in interest in Telephony Group                       (218)       (721)
  Change in due from Liberty Media Group                         2          27
  Change in interest in Liberty Media Group                   --            16
  Other investing activities                                   (98)       (195)
                                                          --------    --------
             Net cash used in investing activities          (1,781)     (2,384)
                                                          --------    --------
Cash flows from financing activities:
  Borrowings of debt                                         7,210       6,926
  Repayments of debt                                        (7,186)     (5,952)
  Prepayment penalties                                         (60)       --
  Issuance of common stock                                    --           431
  Issuance of Trust Securities                                 971        --
  Issuance of subsidiary preferred stock                       223        --
  Proceeds from sale of subsidiary stock                      --           445
  Payment of preferred stock dividends                         (34)        (22)
  Payment of dividends on subsidiary preferred
    stock and Trust Securities                                 (56)       --
                                                          --------    --------
             Net cash provided by financing activities       1,068       1,828
                                                          --------    --------
             Net increase in cash                               16         113
             Cash at beginning of period                        77          11
                                                          --------    --------
             Cash at end of period                        $     93         124
                                                          ========    ========

* Loss of Telephony Group and Liberty Media Group does not use funds.

See accompanying notes to combined financial statements.

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements


                               September 30, 1996
                                  (unaudited)

(1)  Basis of Presentation

     On August 3, 1995, the TCI stockholders authorized the Tele-Communications, Inc. ("TCI" or the "Company") Board of Directors (the "Board") to issue a new class of stock ("Liberty Group Stock") which is intended to reflect the separate performance of TCI's business which produces and distributes cable television programming services ("Liberty Media Group"). While the Liberty Group Stock constitutes common stock of TCI, issuance of the Liberty Group Stock did not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt. On August 10, 1995, TCI distributed one hundred percent of the equity value attributable to Liberty Media Group (the "Distribution") to its security holders of record on August 4, 1995. Additionally, the stockholders, of TCI approved the redesignation of the previously authorized Class A and Class B common stock into Series A TCI Group and Series B TCI Group common stock ("TCI Group Stock").


     On December 4, 1996 the Board of Directors of Tele-Communications, Inc. (the "Board") authorized, subject to shareholders approval (the "Telephony Stock Proposal"), a new class of stock ("Telephony Group Stock") which is intended to reflect the separate performance of the Telephony Group. The Telephony Group would initially consist of TCI Group's interest in TCI Telephony Services, Inc., an indirect wholly owned subsidiary of Tele-Communications, Inc. ("TCI" or the "Company"), its subsidiaries, their respective assets, and all assets and liabilities of the TCI Group (as defined below) to the extent attributed to any of the foregoing assets, whether or not such assets or liabilities are assets and liabilities of TCI Telephony Services, Inc. (together with its consolidated subsidiaries (unless the context indicates otherwise), "TCI Telephony"). The principal assets of TCI Telephony are its non-consolidating investments in a series of partnerships, the PCS Ventures, formed to engage in the business of providing wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide under the "Sprint" brand, and its investment in TCG. The PCS Ventures include Sprint Spectrum Holding Company, L.P. and MinorCo, L.P. (collectively, "Sprint Spectrum"), the partners of each of which are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI, and PhillieCo, L.P., ("PhillieCo"), the partners of which are subsidiaries of Sprint, Cox and TCI. TCI, through subsidiaries, has a 30% interest as a partner in Sprint Spectrum and a 35.3% interest as a partner in PhillieCo. TCG is a competitive local exchange carrier that offers a wide range of local telecommunications services in major metropolitan markets nationwide, primarily to businesses, long distance carriers and resellers, and wireless communications companies. The Company has a 31.1% equity interest (which represents a 36.4% voting interest) in TCG. The Telephony Group also includes a 50% partnership interest in Kansas City Fiber Network, L.P. and a 40% partnership interest in NHT Partnership, which are competitive access providers serving the Kansas City and Buffalo metropolitan areas, respectively. The Telephony Group would also include such other assets of the TCI Group as the Board may in the future determine to attribute to the Telephony Group and such other businesses, assets and liabilities as TCI may in the future acquire for the Telephony Group, as determined by the Board. It is currently the intention of TCI that any businesses, assets and liabilities so attributed to the Telephony Group in the future would be businesses, assets and liabilities of, or related to, the interests of the TCI Group in the domestic wireless and wireline telephony businesses (the "Telephony Business").



     The TCI Group is intended to reflect the performance of those businesses of the Company not attributed to the Liberty Media Group (which is intended to reflect the performance of TCI's business which produces and distributes cable television programming services) and the Telephony Group. Collectively, the TCI Group, the Liberty Media Group and the Telephony Group are referred to as the "Groups" and individually may be referred to herein as a "Group".

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     As of the date of these financial statements, the only interests of the TCI Group in the Telephony Business that are not attributed to the Telephony Group are the businesses currently being conducted by a subsidiary of the TCI Group which provides long-distance transport of video, voice, data traffic and other telecommunications services primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14-state region in the western United States (the "Microwave Business"), and the Company's business, which is in the development stage, of providing wireline residential telephony services via TCI's cable plant to residential and small business customers in certain of the geographic areas served by the Company's cable television systems (the "ResTel Business"). The Company began offering residential telephony service commercially in October 1966 in Hartford, Connecticut and in January of 1997 in Arlington Heights, Illinois. Telephony Group has the right, but not the obligation, to acquire the ResTel Business from the Company in whole or in part (by geographic area) at any time or from time to time, as applicable, provided that Telephony Group is at the time a subsidiary of the Company and the Company is then conducting such business.



     The method of determining the purchase price for the ResTel Business, and the arrangements between the Telephony Group and the TCI Group for the use by TCI Telephony of the TCI Group's underlying cable plant to conduct the ResTel Business, have not yet been determined. In making such determinations, the Board will consider, among other things, the TCI Group's aggregate investment (historically and through any upgrade for two-way service) in the cable plant that TCI Telephony would use to conduct the ResTel Business; the use of such plant by TCI's various subsidiaries or Groups (e.g., for cable, telephony and Internet services), including the use by the Telephony Group of the underlying plant for the ResTel Business and the use by the TCI Group of the upgraded plant for other two-way services (such as Internet services and, if developed in the future, interactive television services), and the ongoing costs to maintain the plant. The purchase price and other arrangements between the Groups determined by the Board may or may not reflect the terms and conditions that either Group might have obtained in a arms'-length negotiation with a third party. It is currently anticipated that TCI Telephony, if it exercises its right to acquire the ResTel Business, will enter into a long-term agreement with TCI for the use of the cable plant via which it would conduct the ResTel Business and for the payment by TCI Telephony of an allocated share of the costs to maintain such plant. The portion of TCI's investment in the plant that the Board determines to allocate to the Telephony Group may be included in the purchase price for the ResTel Business or as a usage fee pursuant to such long-term agreement.



     If TCI Telephony exercises its right to acquire the ResTel Business in whole or in part, payment of the purchase price may be in funds generated by the Telephony Group (whether through external financings, future operations or sales of assets), in funds borrowed from TCI or through the issuance of debt or preferred equity securities by TCI Telephony to TCI or other potential financing opportunities, provided that the Board has determined that the payment of such purchase price will not be made through an increase in the Inter-Group Interest (as defined below) of the TCI Group in the Telephony Group. Whether or not TCI Telephony will exercise its rights to acquire the ResTel Business (in whole or in part) will depend upon a number of factors, including the penetration rates for the service in the geographic area or areas in which the service has been commercially launched, the cost of providing the service at the penetration rate achieved in that area, the price paid by TCI Telephony to acquire such business from the TCI Group, and pursuant to its arrangement with the TCI Group regarding the use of the cable plant, and the ability of TCI Telephony to fund the continued development and ongoing operation of the ResTel Business in that area.



     TCI Telephony also has the right to acquire TCI's interest in the Microwave Business at a price based on the fair market value of such business (as determined by the Board). Such right may be exercised at any time provided that at the time of exercise TCI Telephony is then a subsidiary of TCI and TCI is then conducting such business.


     The common stockholders' equity value of TCI attributable to the Telephony Group that, at any relevant time, is attributed to the TCI Group, and accordingly, not represented by outstanding Telephony Group Stock is referred to as "Inter-Group Interest". Prior to the issuance of any shares of Telephony Group Stock, the Inter-Group Interest of the TCI Group in the Telephony Group is 100%. As any shares of Telephony Group Stock are issued and distributed or sold, the TCI Group's Inter-Group Interest in the Telephony Group will be reduced accordingly.

     While the Telephony Group Stock constitutes common stock of TCI, issuance of the Telephony Group Stock will not result in any transfer of assets or liabilities of TCI or any of its subsidiaries or affect the rights of holders of TCI's or any of its subsidiaries' debt.

     Holders of TCI Group Stock, Liberty Group Stock and Telephony Group Stock (when issued) will be common stockholders of TCI and will be subject to risks associated with an investment in TCI and all of its businesses, assets and liabilities.

     Following approval by shareholders of the Telephony Stock Proposal, subject to prevailing market and other conditions the Company currently proposes to offer shares of Series A Telephony Group Stock for cash in an initial public offering, in which event the proceeds of such offering would be allocated to the Telephony Group to be used to fund a portion of its anticipated capital requirements and for general corporate purposes. The timing and the size of any such public offering and the price at which such shares would be sold will be determined by the Board, without further approval of stockholders, prior to such offering based upon then prevailing market and other conditions.



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Notwithstanding the attribution of assets and liabilities, equity and items of income and expense among the TCI Group, the Liberty Media Group and the Telephony Group for the purpose of preparing the combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group, the change in the capital structure of the Company contemplated by the Telephony Group Stock Proposal will not affect legal title to such assets or responsibility for such liabilities of the Company or any of its subsidiaries. Holders of TCI Group Stock, Liberty Media Group Stock and Telephony Group Stock will be common stockholders of the Company and will be subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.



     Financial effects arising from one Group that affect the Company's consolidated results of operations or financial condition could affect the combined results of operations or financial condition of the other Groups and the market price of the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. In addition, any net losses of any Group, dividends or distributions on, or repurchases of, the TCI Group Stock, the Liberty Media Group Stock or the Telephony Group Stock, and dividends on, or certain repurchases of, preferred stock, will reduce funds of the Company legally available for the payment of dividends on the TCI Group Stock, the Liberty Media Group Stock and the Telephony Group Stock. The combined financial statements of the TCI Group, the Liberty Media Group and the Telephony Group should be read in conjunction with the consolidated financial statements of the Company.


     Prior to the Distribution, TCI Group had a 100% Inter-Group Interest in Liberty Media Group. Following the Distribution, TCI Group has no Inter-Group Interest in Liberty Media Group. TCI Group has a 100% Inter-Group Interest in Telephony Group. For periods in which an Inter-Group Interest exists, TCI Group would account for its Inter-Group Interest in a manner similar to the equity method of accounting.
     Management of TCI believes that generally accepted accounting principles require that Liberty Media Group and Telephony Group be consolidated with TCI Group. If Liberty Media Group and Telephony Group were consolidated with TCI Group, the combined financial position, combined results of operations, and combined cash flows of TCI Group would equal the consolidated financial position, consolidated results of operations and consolidated cash flows of TCI and subsidiaries, which financial statements are included separately herein. Management of TCI has elected to present the accompanying combined financial statements in a manner that does not comply with generally accepted accounting principles.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The accompanying interim combined financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the full year.
     These combined financial statements should be read in conjunction with the audited combined financial statements of TCI Group for the year ended December 31, 1995.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Through the third quarter of 1995, TCI Group included certain of its foreign subsidiaries (Cablevision S.A. ("Cablevision")) in its financial statements on a one-month time delay. TCI Group eliminated such time delay from its December 31, 1995 financial statements. In connection with the elimination of such reporting delay, TCI Group has restated its results of operations for the three months and nine months ended September 30, 1995 to include Cablevision's results of operations for the period from April 25, 1995 (the date Cablevision was acquired) through September 30, 1995. Such restatement reduced TCI Group's net earnings by $1 million for the three months ended September 30, 1996 and increased TCI Group's net loss by $1 million for the nine months ended September 30, 1995.

     Certain amounts have been reclassified for comparability with the 1996 presentation.

     In June 1996, TCI Group announced its intention to pursue a tax-free spin-off (the "Spin-Off") of its direct broadcast satellite subsidiary, TCI Satellite Entertainment, Inc. ("SatCo"), to the holders of TCI Group Stock. At the time of the Spin-Off, SatCo's assets and operations will include TCI Group's interest in PRIMESTAR Partners, L.P., ("Primestar") and TCI Group's business of distributing Primestar programming. Although there is no assurance, the Spin-Off is anticipated to be completed in the fourth quarter of 1996. Upon completion of the Spin-Off, SatCo's operations will no longer be consolidated with TCI Group's.

     In March of 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("Statement No. 121"), effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. TCI Group adopted Statement No. 121 effective January 1, 1996. Such adoption did not have a significant effect on the financial position or results of operations of TCI Group.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Pursuant to Statement No. 121, TCI Group periodically reviews the carrying amount of its long-lived assets, franchise costs and certain other assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. TCI Group considers historical and expected future net operating losses to be its primary indicators of potential impairment. Assets are grouped and evaluated for impairment at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets ("Assets"). TCI Group deems Assets to be impaired if TCI Group is unable to recover the carrying value of such Assets over their expected remaining useful life through a forecast of undiscounted future operating cash flows directly related to the Assets. If Assets are deemed to be impaired, the loss is measured as the amount by which the carrying amount of the Assets exceeds their fair value. TCI Group generally measures fair value by considering sales prices for similar assets or by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates.

(2)  Loss Per Common Share

     The loss attributable to TCI Group Stock stockholders per common share for the three months and nine months ended September 30, 1996 and for the period from the Distribution through September 30, 1995 was computed by dividing net loss attributable to TCI Group Series A and Series B common stockholders by the weighted average number of common shares outstanding of TCI Group Series A and Series B common stock during the period (669.1 million, 665.0 million and 656.4 million, respectively). Common stock equivalents were not included in the computation of weighted average shares outstanding because their inclusion would be anti-dilutive.


     Pro forma loss attributable to common stockholders and pro forma loss attributable to common stockholders per common share, both for the nine months ended September 30, 1996, assume, solely for the purpose of these calculations, that the Company sold, on January 1, 1996, 10% of the equity value of the Telephony Group in an initial public offering. Additionally, the pro forma calculations assume the conversion, on January 1, 1996, of $500 million of TCI Group's interest in Telephony Group into a preferred stock due from Telephony Group (see note 10). The Company currently has not determined, if and the extent to which, it would sell the equity value of Telephony Group in an initial public offering.

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(3)  Supplemental Disclosures to Combined Statements of Cash Flows

     Cash paid for interest was $847 million and $757 million for the nine months ended September 30, 1996 and 1995, respectively. Cash paid for income taxes was $7 million and $62 million for the nine months ended September 30, 1996 and 1995, respectively.

     Significant noncash investing and financing activities are as follows:


                                                        Nine months ended
                                                          September 30,
                                                      -------------------
                                                        1996       1995
                                                      --------   --------
                                                      amounts in millions
Cash paid for acquisitions:
  Fair value of assets acquired                       $  4,606      3,365
  Liabilities assumed, net of current assets            (2,095)      (494)
  Deferred tax liability recorded in acquisitions       (1,310)    (1,095)
  Minority interests in equity of acquired entities       (733)        42
  Common stock and preferred stock issued
    in acquisitions                                       (461)    (1,605)
                                                      --------   --------
      Cash paid for acquisitions                      $      7        213
                                                      ========   ========
Exchange of consolidated subsidiaries for equity
  investment                                          $    274       --
                                                      ========   ========
Change in unrealized gains, net of deferred
  income taxes, on available-for-sale securities      $     42        192
                                                      ========   ========
Effect of foreign currency translation adjustment
  on book value of foreign equity investments         $      3          1
                                                      ========   ========
Accrued preferred stock dividends                     $     20          4
                                                      ========   ========
Turner Broadcasting System, Inc. stock received
  in acquisition transferred to Liberty Media Group   $   --            7
                                                      ========   ========
Retirement of Class A common stock previously
  held by subsidiary                                  $   --           29
                                                      ========   ========
Common stock issued in exchange for cost investment   $   --           73
                                                      ========   ========
Issuance of TCI Class A common stock for
  acquisition by Liberty Media Group                  $   --           10
                                                      ========   ========
Distribution of TCI Series A and Series B
  Liberty Group Stock to TCI common stockholders      $   --        1,618
                                                      ========   ========
Issuance of subsidiary stock for equity investment    $   --           11
                                                      ========   ========

                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(4)  Investments in Affiliates

     Summarized unaudited results of operations for affiliates accounted for under the equity method are as follows:


                                            Nine months ended
          Combined Operations                 September 30,
          -------------------             --------------------
                                            1996        1995
                                          --------    --------
                                           amounts in millions
          Revenue                         $  1,682       1,235
          Operating expenses                (1,471)     (1,035)
          Depreciation and amortization       (340)       (265)
                                          --------    --------
            Operating loss                    (129)        (65)
          Interest expense                    (263)       (146)
          Other, net                            10          (2)
                                          --------    --------
            Net loss                      $   (382)       (213)
                                          ========    ========

     TCI Group has various investments accounted for under the equity method. Some of the more significant investments held by TCI Group at September 30, 1996 were TeleWest Communications plc ("TeleWest") (carrying value of $459 million), various other foreign equity investments (cumulative carrying value of $407 million) and Intermedia Capital Partners IV L.P. (carrying value of $287 million).

     Certain of TCI Group's affiliates are general partnerships and any subsidiary of TCI Group that is a general partner in a general partnership is, as such, liable as a matter of partnership law for all debts of that partnership in the event liabilities of that partnership were to exceed its assets.

(5)  Acquisition

     On July 31, 1996, pursuant to certain agreements entered into between TCI Group, Viacom International, Inc. and Viacom, Inc. ("Viacom"), TCI Group acquired all of the common stock of a subsidiary of Viacom ("Cable Sub") which owned Viacom's cable systems and related assets (the "Viacom Acquisition").

     The transaction was structured as a tax-free reorganization in which Cable Sub transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). Cable Sub also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCI Group and Cable Sub. Following these transfers, Cable Sub retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Prior to the consummation of the Viacom Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of Cable Sub ("Cable Sub Class A Stock"). Immediately following the completion of the Exchange Offer, TCI Group acquired from Cable Sub shares of Cable Sub Class B Common Stock (the "Share Issuance") for $350 million (which was used to reduce Cable Sub's obligations under the Loan Facility). At the time of the Share Issuance, the Cable Sub Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of Cable Sub with a stated value of $100 per share (the "Stated Value"). The Exchangeable Preferred Stock is exchangeable, at the option of the holder commencing after the fifth anniversary of the date of issuance, for shares of Series A TCI Group Stock at an initial exchange rate of 4.81 shares of Series A TCI Group Stock for each share of Exchangeable Preferred Stock exchanged. The Exchangeable Preferred Stock is subject to redemption, at the option of Cable Sub, after the fifth anniversary of the date of issuance, initially at a redemption price of $102.50 per share and thereafter at prices declining ratably annually to $100 per share on and after the eighth anniversary of the date of issuance, plus accrued and unpaid dividends to the date of redemption. The Exchangeable Preferred Stock is also subject to mandatory redemption on the tenth anniversary of the date of issuance at a price equal to the Stated Value per share plus accrued and unpaid dividends. Amounts payable by Cable Sub in satisfaction of its optional or mandatory redemption obligations with respect to the Exchangeable Preferred Stock may be made in cash or, at the election of Cable Sub, in shares of Series A TCI Group Stock, or in any combination of the foregoing.

     The Viacom Acquisition has been accounted for by the purchase method. Accordingly, the results of operations of Cable Sub have been consolidated with those of TCI Group since the date of acquisition. On a pro forma basis, TCI Group's revenue, net loss, and net loss per share of TCI Group Stock would have been increased by $276 million, $57 million, and $.09, respectively, for the nine months ended September 30, 1996; and revenue, net loss, and net loss per share of TCI Group Stock would have been increased by $327 million, $90 million, and $.03, respectively, for the nine months ended September 30, 1995 had Cable Sub been consolidated with TCI Group on January 1, 1995. The foregoing unaudited pro forma financial information is based upon historical results of operations adjusted for acquisition costs and, in the opinion of management, is not necessarily indicative of the results had TCI Group operated Cable Sub since January 1, 1995.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(6)  Debt

     Debt is summarized as follows:


                              September 30,  December 31,
                                  1996           1995
                              ------------   ------------
                                   amounts in millions
     Notes payable            $      9,307          7,713
     Bank credit facilities          4,333          3,617
     Commercial paper                1,179          1,469
     Convertible notes (a)              43             45
     Other debt                        152            116
                              ------------   ------------
                              $     15,014         12,960
                              ============   ============

     (a) These convertible notes, which are stated net of unamortized discount of $181 million and $186 million at September 30, 1996 and December 31, 1995, respectively, mature on December 18, 2021. The notes require (so long as conversion of the notes has not occurred) an annual interest payment through 2003 equal to 1.85% of the face amount of the notes. At September 30, 1996, the notes were convertible, at the option of the holders, into an aggregate of 37,643,774 shares of Series A TCI Group Stock and 9,410,937 shares of Series A Liberty Group Stock.

     During the nine months ended September 30, 1996, TCI Group redeemed certain notes payable which had an aggregate principle balance of $809 million and fixed interest rates ranging from 8.67% to 10.44% (the "Redemption"). In connection with the Redemption, TCI Group recognized a loss on early extinguishment of debt of $62 million. Such loss related to prepayment penalties amounting to $60 million and the retirement of deferred loan costs.

     During the nine months ended September 30, 1996, certain subsidiaries of TCI Group terminated, at such subsidiaries' option, certain revolving bank credit facilities with aggregate commitments of approximately $2 billion and refinanced certain other bank credit facilities. In connection with such termination and refinancings, TCI Group recognized a loss on early extinguishment of debt of $11 million related to the retirement of deferred loan costs.

     The bank credit facilities and various other debt instruments attributable to TCI Group generally contain restrictive covenants which require, among other things, the maintenance of certain earnings, specified cash flow and financial ratios (primarily the ratios of cash flow to total debt and cash flow to debt service, as defined), and include certain limitations on indebtedness, investments, guarantees, dispositions, stock repurchases and/or dividend payments.

     As security for borrowings under one of TCI Group's bank credit facilities, TCI Group has pledged 100,524,364 shares of Series A TCI Group Stock held by a subsidiary of TCI Group. As security for one of TCI Group's notes payable (with a balance of $26 million at September 30, 1996), TCI Group has pledged the stock of one of its majority-owned subsidiaries.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The fair value of the debt attributable to TCI Group is estimated based on the current market prices for the same or similar issues or on the current rates offered to TCI Group for debt of the same remaining maturities. The fair value of debt, which has a carrying value of $15,014 million, was $15,346 million at September 30, 1996.

     In order to achieve the desired balance between variable and fixed rate indebtedness, TCI Group has entered into various interest rate exchange agreements pursuant to which it pays (i) fixed interest rates (the "Fixed Rate Agreements") ranging from 7.2% to 9.3% on notional amounts of $460 million at September 30, 1996 and (ii) variable interest rates (the "Variable Rate Agreements") on notional amounts of $2,450 million at September 30, 1996. During the nine months ended September 30, 1996 and 1995, TCI Group's net payments pursuant to the Fixed Rate Agreements were $3 million and $1 million, respectively; and TCI Group's net receipts pursuant to the Variable Rate Agreements were $11 million and less than $1 million, respectively.

     TCI Group's Fixed Rate Agreements and Variable Rate Agreements expire as follows (dollar amounts in millions):


               Fixed Rate Agreements                  Variable Rate Agreements
     --------------------------------------  ----------------------------------------
      Expiration    Interest Rate  Notional    Expiration    Interest Rate   Notional
         Date        To Be Paid     Amount        Date       To Be Received   Amount
     -------------  -------------  --------  --------------  --------------  --------
     November 1996       8.9%        $150    April 1997             7.0%     $  200
     October 1997     7.2%-9.3%        80    September 1998      4.8%-5.4%      450
     December 1997       8.7%         230    April 1999             7.4%        100
                                     ----    September 1999      7.2%-7.4%      300
                                     $460    February 2000       5.8%-6.6%      650
                                     ====    March 2000          5.8%-6.0%      675
                                             September 2000         5.1%         75
                                                                             ------
                                                                             $2,450
                                                                             ======

     TCI Group is exposed to credit losses for the periodic settlements of amounts due under these interest rate exchange agreements in the event of nonperformance by the other parties to the agreements. However, TCI Group does not anticipate that it will incur any material credit losses because it does not anticipate nonperformance by the counterparties.

     The fair value of the interest rate exchange agreements is the estimated amount that TCI Group would pay or receive to terminate the agreements at September 30, 1996, taking into consideration current interest rates and the current creditworthiness of the counterparties. TCI Group would be required to pay $33 million at September 30, 1996 to terminate the agreements.

     Certain subsidiaries attributed to TCI Group are required to maintain unused availability under bank credit facilities to the extent of outstanding commercial paper. Also, certain of TCI Group's subsidiaries pay fees ranging from 1/4% to 1/2% per annum on the average unborrowed portion of the total amount available for borrowings under bank credit facilities.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



(7) Company-Obligated Mandatorily Redeemable Preferred Securities of Subsidiary Trusts Holding Solely Subordinated Debt Securities of TCIC

     In January 1996, TCI Communications Financing I ("Trust I"), an indirect wholly-owned subsidiary of TCI Group, issued $16 million in common securities to TCIC, a subsidiary of TCI Group, and issued $500 million of 8.72% Trust Originated Preferred SecuritiesSM (the "Trust I Preferred Securities" and together with the common securities, the "Trust I Securities") to the public. Trust I exists for the exclusive purposes of issuing Trust I Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 8.72% Subordinated Deferrable Interest Notes due January 31, 2045 (the "8.72% Subordinated Debt Securities") of TCIC. The 8.72% Subordinated Debt Securities are unsecured obligations of TCIC and are subordinate and junior in right of payment to certain other indebtedness of TCI Group. Upon redemption of the 8.72% Subordinated Debt Securities, the Trust I Preferred Securities will be mandatorily redeemable. TCIC effectively provides a full and unconditional guarantee of Trust I's obligations under the Trust I Preferred Securities.

     In May 1996, TCI Communications Financing II ("Trust II"), an indirect wholly-owned subsidiary of TCI Group, issued $16 million in common securities to TCIC, and issued $500 million of 10% Trust Preferred Securities (the "Trust II Preferred Securities" and together with the common securities, the "Trust II Securities") to the public. Trust II exists for the exclusive purposes of issuing Trust II Securities and investing the proceeds thereof into an aggregate principal amount of $516 million of 10% Subordinated Deferrable Interest Notes due May 31, 2045 (the "10% Subordinated Debt Securities") of TCIC. The 10% Subordinated Debt Securities are unsecured obligations of TCIC and are subordinate and junior in right of payment to certain other indebtedness of TCI Group. Upon redemption of the 10% Subordinated Debt Securities, the Trust II Preferred Securities will be mandatorily redeemable. TCIC effectively provides a full and unconditional guarantee of Trust II's obligations under the Trust II Preferred Securities.

     The Trust I and Trust II Preferred Securities are presented together in a separate line item in the accompanying combined balance sheet captioned "Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debt securities of TCI Communications, Inc." Dividends accrued on the Trust I and Trust II Preferred Securities are included in minority interests in losses (earnings) of consolidated subsidiaries in the accompanying combined financial statements.

(8)  Combined Equity

     General

     The rights of holders of the TCI Group Stock upon liquidation of TCI are based upon the ratio of the aggregate market capitalization, as defined, of the TCI Group Stock to the aggregate market capitalization, as defined, of the TCI Group Stock, the Telephony Group Stock and the Liberty Group Stock.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Stock Options and Stock Appreciation Rights

     Estimates of compensation relating to restricted stock awards, options and/or stock appreciation rights ("SARs") granted to certain key employees of TCI Group have been recorded in the accompanying combined financial statements, but are subject to future adjustment based upon the market value of Series A TCI Group Stock and Series A Liberty Group Stock (see note 1) and, ultimately, on the final determination of market value when the rights are exercised or the restricted shares are vested.

(9)  Sale of Subsidiary Stock

     On July 18, 1995, TINTA completed an initial public offering (the "TINTA IPO") in which it sold 20 million shares of TINTA Series A common stock to the public for consideration of $16.00 per share aggregating $320 million, before deducting related expenses (approximately $19 million). The shares sold to the public represented 17% of TINTA's total issued and outstanding common stock and 9% of the aggregate voting interest represented by such issued and outstanding common stock. Also in July 1995, TINTA issued 687,500 shares of TINTA Series A common stock as partial consideration for a 35% ownership interest in Torneos Y Competencias S.A., an Argentine sports programming company (the "TYC Acquisition"). As a result of the TINTA IPO and the TYC Acquisition, TCI Group recognized a gain amounting to $123 million.

(10) Transactions with Telephony Group, Liberty Media Group and Other Related Parties

     Certain TCI corporate general and administrative costs are charged to Telephony Group and Liberty Media Group at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs that each Group would incur for comparable services on a stand alone basis. During each of the nine month periods ended September 30, 1996 and 1995, Liberty Media Group was allocated $2 million in corporate general and administrative costs by TCI Group. The Telephony Group was allocated $1 million and less than $1 million in corporate general and administrative costs by TCI Group during the nine months ended September 30, 1996 and 1995, respectively.

     TCI Group has a 50.1% partnership interest in QE+Ltd. ("QE+"), which distributes STARZ!, a first-run movie premium programming service launched in 1994. Entities attributed to Liberty Media Group hold the remaining 49.9% partnership interest.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     The QE+ limited partnership agreement provides that TCI Group will be required to make special capital contributions to QE+ through July 1, 2005, up to a maximum amount of $350 million, approximately $153 million of which was paid through September 30, 1996. QE+ is obligated to pay TCI Group a preferred return of 10% per annum on the first $200 million of its special capital contributions beginning five years from the date of the contribution or five years from January 1, 1996, whichever is later. Any TCI Group special capital contributions in excess of $200 million will be entitled to a preferred return of 10% per annum from the date of the contribution. QE+ is required to apply 75% of its available cash flow, as defined, to repay the TCI Group special capital contributions and any preferred return payable thereon. To the extent such special capital contributions are insufficient to fund the cash requirements of QE+, TCI Group and Liberty Media Group will each have the option to fund such cash requirements in proportion to their respective ownership percentages.

     TCI Group has also entered into a long-term affiliation agreement with QE+ with respect to the distribution of the STARZ! service. Rates per subscriber specified in the agreement are based upon customary rates charged to other cable system operators. Payments to QE+ for the nine months ended September 30, 1996 and 1995 aggregated $38 million and $22 million, respectively. The affiliation agreement also provides that QE+ will not grant materially more favorable terms and conditions to other major cable system operators unless such more favorable terms and conditions are made available to TCI Group. The affiliation agreement also requires TCI Group to make payments to QE+ with respect to a guaranteed minimum number of subscribers totaling approximately $339 million for the years 1996, 1997 and 1998.

     Liberty Media Group also has the right to acquire an additional 10.1% general partnership interest in QE+ based on a formula designed to approximate the fair value of such interest. Such right is exercisable for a period of ten years beginning January 1, 1999 after QE+ has had positive cash flow for two consecutive calendar quarters. The right is exercisable only after all special capital contributions from TCI Group have been repaid, including any preferred return as discussed above.

     Encore Media Corporation (90% owned by Liberty Media Group) earns management fees from QE+ equal to 20% of managed costs, as defined. In addition, effective July 1, 1995, Liberty Media Group started earning a "Content Fee" for certain services provided to QE+ equal to 4% of the gross revenue of QE+. Such Content Fees aggregated $3 million for the nine months ended September 30, 1996. The Content Fee agreement expires on June 30, 2001, subject to renewal on an annual basis thereafter. Payment of the Content Fee will be subordinated to the repayment of the contributions made by TCI Group and the preferred return thereon.

     Entities included in Liberty Media Group lease satellite transponder facilities from TCI Group. Charges by TCI Group for such arrangements and other related operating expenses for the nine months ended September 30, 1996 and 1995, aggregated $9 million and $11 million, respectively.



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Certain subsidiaries attributed to Liberty Media Group produce and/or distribute sports and other programming to cable television operators (including TCI Group) and others. Charges to TCI Group are based upon customary rates charged to others.

     HSN pays a commission to TCI Group for merchandise sales to customers who are subscribers of TCI Group's cable systems. Aggregate commissions and charges to TCI Group were $5 million for each of the nine month periods ended September 30, 1996 and 1995.

     TCI Group manages certain treasury activities for Liberty Media Group on a centralized basis. Cash receipts of certain businesses attributed to Liberty Media Group are remitted to TCI Group and certain cash disbursements of Liberty Media Group are funded by TCI Group on a daily basis. Such cash activities are included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to be reflected as an Inter-Group Interest to Liberty Media Group.

     TCI manages certain treasury activities for Telephony Group on a centralized basis. Cash disbursements of Telephony Group are funded by TCI on a daily basis. Prior to the implementation of the Liberty Group Stock Proposal the net amounts of such cash activities are included in combined equity in the accompanying combined financial statements. Subsequent to the implementation of the Liberty Group Stock Proposal, such cash activities will be included in borrowings from or loans to TCI Group or, if determined by the Board, as an equity contribution to the Telephony Group.

     If the Telephony Group Stock Proposal is approved by stockholders, all debt incurred or preferred stock issued by the Company and its subsidiaries following the issuance and sale of Telephony Group Stock would (unless the Board otherwise provides) be specifically attributed to and reflected on the combined financial statements of the Group that includes the entity which incurred the debt or issued the preferred stock or, in case the entity incurring the debt or issuing the preferred stock is Tele-Communications, Inc., the TCI Group. The Board could, however, determine from time to time that debt incurred or preferred stock issued by entities included in a Group should be specifically attributed to and reflected on the combined financial statements of one of the other Groups to the extent that the debt is incurred or the preferred stock is issued for the benefit of such other Group.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements




     To the extent cash needs of one Group exceed cash provided by such Group, one of the other Groups may transfer funds to such Group. The TCI Group has provided and will continue to provide centralized cash management functions under which cash receipts of certain entities included in the other Groups are remitted to the TCI Group and certain cash disbursements of the other Groups will be funded by the TCI Group on a daily basis. Such transfers of funds between the Groups will be reflected as borrowings or, if determined by the Board of Directors, in the case of a transfer from the TCI Group to either the Liberty Media Group or the Telephony Group, reflected as the creation of, or increase in, the TCI Group's Inter-Group Interest in such Group or, in the case of a transfer from either the Liberty Media Group or the Telephony Group to the TCI Group, reflected as a reduction in the TCI Group's Inter-Group Interest in such Group. There are no specific criteria for determining when a transfer will be reflected as a borrowing or as an increase or reduction in an Inter-Group Interest. The Board of Directors expects to make such determinations, either in specific instances or by setting generally applicable policies from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the financing needs and objectives of the Groups, the investment objectives of the Groups, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Generally, it is expected that entities included in the Liberty Media Group will seek their own long-term debt financing, whereas the Telephony Group is expected to require additional advances from the TCI Group for some period of time. To satisfy this need, TCI has agreed to provide a revolving credit facility (the "Revolving Credit Facility") to the Telephony Group for a period commencing December 1, 1996 and ending December 31, 2001. Such facility would permit aggregate borrowings at any one time outstanding of up to $500 million (subject to reduction or increase as described below), which borrowings would bear interest at a rate per annum equal to The Bank of New York's prime rate (as in effect from time to time) plus 1% per annum, payable quarterly. A commitment fee equal to 3/8% per annum of the average unborrowed availability under the Revolving Credit Facility will be payable by the Telephony Group to the TCI Group on a quarterly basis. The maximum amount of borrowings permitted under the Revolving Credit Facility will be reduced on a dollar-for-dollar basis (i) by the amount of the first $300 million of net proceeds of any external debt or equity financings attributed to the Telephony Group resulting in the reduction of the maximum amount of such borrowings under the Revolving Credit Facility to an amount not less than $200 million and
     (ii) below $200 million, if (but only to the extent that) the net proceeds of any such external financings attributed to the Telephony Group which are completed on or prior to December 1, 1998 exceed $600 million (including the first $300 million of such proceeds referred to above). The maximum amount of the borrowings permitted under the Revolving Credit Facility will be increased on a dollar-for-dollar basis by the dollar amount of any borrowings thereunder, the proceeds of which are used by the Telephony Group to pay a portion, if any, of the exercise price for the purchase of all or part of the ResTel Business from the TCI Group.



     Except as described above with respect to the Revolving Credit Facility, loans from one Group to another Group would bear interest at such rates and have such repayment schedules and other terms as are established from time to time by, or pursuant to procedures established by, the Board. The Board expects to make such determinations, either in specific instances or by setting generally applicable polices from time to time, after consideration of such factors as it deems relevant, including, without limitation, the needs of the Company, the use of proceeds by and creditworthiness of the recipient Group, the capital expenditure plans and investment opportunities available to each Group and the availability, cost and time associated with alternative financing sources.



     The combined balance sheets of a Group would reflect its net loans to or borrowings from the other Groups. Similarly, the respective combined statements of operations of the Groups would reflect interest income or expense, as the case may be, associated with such loans or borrowings and the respective combined statements of cash flows of the Groups would reflect changes in the amounts of loans or borrowings deemed outstanding. In the historical financial statements, net borrowings of the Telephony Group have been included as a component of the Telephony Group's combined equity. Subsequent to the date of such financial statements, a portion of such net borrowings was converted into a $500 million investment in Telephony preferred stock as described below. The balance of such net borrowings up to November 30, 1996 will continue to be reflected as a component of the Telephony Group's combined equity. Amounts borrowed by the Telephony Group from another Group on or subsequent to December 1, 1996, will be reflected on the Telephony Group's financial statements as indebtedness to the applicable lender.


     On December 1, 1996, the TCI Group converted $500 million of its interest in the Telephony Group into a 6% cumulative compounding redeemable preferred stock due from the Telephony Group. Such preferred stock is due December 1, 2011.

     In connection with its determination to recommend the Telephony Stock Proposal to the Company's shareholders, the Board determined to convert a portion of the amount invested by the Company in the investments attributed to the Telephony Group into the aforementioned $500 million preferred stock and a contractual right to use up to $500 million of tax benefits generated by Telephony Group (principally arising from its partnership interest in the PCS Ventures) without charge to the TCI Group. Such right can be satisfied only through and to the extent of future income tax benefits generated by Telephony Group.



                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements




     Although any increase in the TCI Group's Inter-Group Interest in the Telephony Group resulting from an equity contribution by the TCI Group to the Telephony Group or any decrease in such Inter-Group Interest resulting from a transfer of funds from the Telephony Group to the TCI Group would be determined by reference to the market value of the Series
     A Telephony Group Stock as of the date of such transfer, such an increase could occur at a time when such shares could be considered undervalued and such a decrease could occur at a time when such shares could be considered overvalued.



     For all periods prior to the distribution of the Liberty Media Group Stock on August 10, 1995 (the "Distribution"), all financial impacts of equity offerings are and will be attributed entirely to the TCI Group. After the Distribution, all financial impacts of issuances of additional shares of TCI Group Stock are and will be attributed entirely to the TCI Group, all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the Liberty Media Group are and will be to such extent reflected in the combined financial statements of the Liberty Media Group, and all financial impacts of issuances of additional shares of Liberty Media Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in any Inter-Group Interest in the Liberty Media Group are and will be to such extend reflected in the combined financial statements of the TCI Group. All financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and all financial impacts of issuances of shares of Telephony Group Stock the proceeds of which are attributed to the TCI Group in respect of a reduction in the TCI Group's Inter-Group Interest in the Telephony Group will be to such extent reflected in the combined financial statements of the TCI Group. Financial impacts of dividends or other distributions on, and purchases of, TCI Group Stock will be attributed entirely to the TCI Group, and financial impacts of dividends or other distributions on Telephony Group Stock will be attributed entirely to the Telephony Group, except that dividends or other distributions on the Telephony Group Stock will (if at the time there is an Inter-Group Interest in the Telephony Group) result in the TCI Group being credited, and the Telephony Group being charged (in addition to the charge for the dividend or other distribution paid), with an amount equal to the product of the aggregate amount of such dividend or other distribution paid or distributed in respect of outstanding shares of Telephony Group Stock and a fraction the numerator of which is the Telephony Group Inter-Group Interest Fraction and the denominator of which is the Telephony Group Outstanding Interest Fraction (both as defined). Financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the Telephony Group will be to such extent reflected in the combined financial statements of the Telephony Group, and financial impacts of repurchases of Telephony Group Stock the consideration for which is charged to the TCI Group will be to such extend reflected in the combined financial statements of the TCI Group and will result in an increase in the TCI Group's Inter-Group Interest in the Telephony Group.




                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Federal income taxes and certain state and local taxes would be paid on a consolidated basis. However, pursuant to a tax sharing agreement, federal income taxes are calculated, with certain adjustments, on a separate return basis for each Group (applying provisions of the Internal Revenue Code of 1986, as amended and related regulations as if such Group filed a separate consolidated return for federal income tax purposes). Based upon these separate calculations, an allocation of tax liabilities is made such that each separate Group is responsible to the Company for its gross share of the Company's consolidated federal income tax liabilities, such gross share being determined without regard to (a) tax benefits that are attributable to the Company or the other Groups or (b) certain tax benefits that are attributable to a Group but that are taken into account in determining the Company's consolidated federal income tax benefit carryovers. Similarly, the Company is responsible to each Group for tax benefits attributable to such Group and actually used by the Company in determining its consolidated federal income tax liability. Notwithstanding the foregoing, the Company and Telephony Group have agreed that the Company may use up to $500 million of tax benefits generated by the Telephony Group in determining its consolidated federal income tax liability without providing a credit to the Telephony Group in such amount. Tax attributes, including but not limited to net operating losses, investment tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred intercompany gains and tax basis in assets, would be inventoried and tracked for each Group. In addition, pursuant to such tax sharing agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and the Company's combined or unitary tax liability is allocated between the Groups based upon such separate calculation. The Company has retained the right to file all returns, make all elections and control all audits and contests. The Company anticipates that the assets and entities comprising the Telephony Group will be transferred to a direct subsidiary of TCI. At such time, the Telephony Group will become party to the Tax Sharing Agreement. Such transfers will be recorded at carryover basis for financial reporting purposes.

(11) Commitments and Contingencies

     TCI Group has guaranteed notes payable and other obligations of affiliated and other companies with outstanding balances of approximately $307 million at September 30, 1996. Although there can be no assurance, management of TCI Group believes that it will not be required to meet its obligations under such guarantees, or if it is required to meet any of such obligations, that they will not be material to TCI Group.

     TCI Group is obligated to pay fees for the rights to exhibit certain films that are released by various producers through December 31, 2005 (the "Film Licensing Obligations"). Based on subscriber levels at September 30, 1996, these agreements require minimum payments aggregating $437 million. The aggregate amount of the Film Licensing Obligations is not currently estimable because such amount is dependent upon certain variable factors. Nevertheless, TCI Group's required aggregate payments under the Film Licensing Obligations could prove to be significant.

     TCI Group has made certain financial commitments related to the acquisition of sports program rights through 2004. At September 30, 1996, such commitments aggregated $228 million.


                                                                    (continued)

                                  "TCI GROUP"
            (a combination of certain assets, as defined in note 1)

                     Notes to Combined Financial Statements



     Certain key employees of TCI Group hold restricted stock awards and options with tandem SARs to acquire shares of certain subsidiaries' common stock. Estimates of the compensation related to the restricted stock awards and options and/or SARs have been recorded in the accompanying consolidated financial statement, but are subject to future adjustment based upon the market value of the respective common stock and, ultimately, on the final market value when the rights are exercised.

     TCI Group has contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy such contingencies will not be material in relation to the accompanying combined financial statements.

                    Preliminary Copy, dated January 28, 1997


                           TELE-COMMUNICATIONS, INC.
                              Post Office Box 5630
                                Denver, CO 80217

        This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John C. Malone and Donne F. Fisher as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, held of record by the undersigned on February 4, 1997 at the Special Meeting of stockholders to be held on March 10, 1997 or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

           (Continued, and to be signed and dated on reverse side)


1. PROPOSAL TO APPROVE the amendment of the Restated Certificate of Incorporation of Tele-Communications, Inc. to (a) authorize two new series of the Common Stock, par value $1.00 per share, of Tele-Communications, Inc. (the "Common Stock") to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and
        (c) change certain rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share, and the qualifications, limitations or restrictions thereof, in order to implement such proposal and to reflect the authorization of the Telephony Group Common Stock.

        FOR  [ ]      AGAINST  [ ]             ABSTAIN  [ ]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                  Address Change and/or
        ----------------------------------        Comments Mark Here  [ ]
        Series A TCI Group Common Stock

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Dated:                     ,1997
              ---------------------

        --------------------------------
                  Signature

        --------------------------------
          Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
       PROMPTLY USING THE ENCLOSED ENVELOPE         (X) In Black or Blue ink.[x]

                    Preliminary Copy, dated January 28, 1997


                           TELE-COMMUNICATIONS, INC.
                              Post Office Box 5630
                                Denver, CO 80217

        This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John C. Malone and Donne F. Fisher as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, held of record by the undersigned on February 4, 1997 at the Special Meeting of stockholders to be held on March 10, 1997 or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

           (Continued, and to be signed and dated on reverse side)


1. PROPOSAL TO APPROVE the amendment of the Restated Certificate of Incorporation of Tele-Communications, Inc. to (a) authorize two new series of the Common Stock, par value $1.00 per share, of Tele-Communications, Inc. (the "Common Stock") to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and
        (c) change certain rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share, and the qualifications, limitations or restrictions thereof, in order to implement such proposal and to reflect the authorization of the Telephony Group Common Stock.

        FOR  [ ]      AGAINST  [ ]             ABSTAIN  [ ]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                  Address Change and/or
        ----------------------------------        Comments Mark Here  [ ]
        Series B TCI Group Common Stock

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Dated:                     ,1997
              ---------------------

        --------------------------------
                  Signature

        --------------------------------
          Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
       PROMPTLY USING THE ENCLOSED ENVELOPE         (X) In Black or Blue ink.[x]

                    Preliminary Copy, dated January 28, 1997


                           TELE-COMMUNICATIONS, INC.
                              Post Office Box 5630
                                Denver, CO 80217

        This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John C. Malone and Donne F. Fisher as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, held of record by the undersigned on February 4, 1997 at the Special Meeting of stockholders to be held on March 10, 1997 or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

           (Continued, and to be signed and dated on reverse side)


1. PROPOSAL TO APPROVE the amendment of the Restated Certificate of Incorporation of Tele-Communications, Inc. to (a) authorize two new series of the Common Stock, par value $1.00 per share, of Tele-Communications, Inc. (the "Common Stock") to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and
        (c) change certain rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share, and the qualifications, limitations or restrictions thereof, in order to implement such proposal and to reflect the authorization of the Telephony Group Common Stock.

        FOR  [ ]      AGAINST  [ ]             ABSTAIN  [ ]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                    Address Change and/or
        -----------------------------------------   Comments Mark Here  [ ]
        Series A Liberty Media Group Common Stock

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Dated:                     ,1997
              ---------------------

        --------------------------------
                  Signature

        --------------------------------
          Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
       PROMPTLY USING THE ENCLOSED ENVELOPE         (X) In Black or Blue ink.[x]

                    Preliminary Copy, dated January 28, 1997


                           TELE-COMMUNICATIONS, INC.
                              Post Office Box 5630
                                Denver, CO 80217

        This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John C. Malone and Donne F. Fisher as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, held of record by the undersigned on February 4, 1997 at the Special Meeting of stockholders to be held on March 10, 1997 or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

           (Continued, and to be signed and dated on reverse side)


1. PROPOSAL TO APPROVE the amendment of the Restated Certificate of Incorporation of Tele-Communications, Inc. to (a) authorize two new series of the Common Stock, par value $1.00 per share, of Tele-Communications, Inc. (the "Common Stock") to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and
        (c) change certain rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share, and the qualifications, limitations or restrictions thereof, in order to implement such proposal and to reflect the authorization of the Telephony Group Common Stock.

        FOR  [ ]      AGAINST  [ ]             ABSTAIN  [ ]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                    Address Change and/or
        -----------------------------------------   Comments Mark Here  [ ]
        Series B Liberty Media Group Common Stock

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Dated:                     ,1997
              ---------------------

        --------------------------------
                  Signature

        --------------------------------
          Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
       PROMPTLY USING THE ENCLOSED ENVELOPE         (X) In Black or Blue ink.[x]

                    Preliminary Copy, dated January 28, 1997


                           TELE-COMMUNICATIONS, INC.
                              Post Office Box 5630
                                Denver, CO 80217

        This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints John C. Malone and Donne F. Fisher as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, held of record by the undersigned on February 4, 1997 at the Special Meeting of stockholders to be held on March 10, 1997 or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

           (Continued, and to be signed and dated on reverse side)


1. PROPOSAL TO APPROVE the amendment of the Restated Certificate of Incorporation of Tele-Communications, Inc. to (a) authorize two new series of the Common Stock, par value $1.00 per share, of Tele-Communications, Inc. (the "Common Stock") to consist of 750 million newly authorized shares designated Tele-Communications, Inc. Series A Telephony Group Common Stock and 75 million newly authorized shares designated Tele-Communications, Inc. Series B Telephony Group Common Stock (collectively, the "Telephony Group Common Stock"), and a corresponding increase in the total number of authorized shares of Common Stock, (b) provide for the voting powers and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Telephony Group Common Stock, and
        (c) change certain rights and powers of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share, the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share, and the qualifications, limitations or restrictions thereof, in order to implement such proposal and to reflect the authorization of the Telephony Group Common Stock.

        FOR  [ ]      AGAINST  [ ]             ABSTAIN  [ ]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                  Address Change and/or
        ----------------------------------        Comments Mark Here  [ ]
        Series C Preferred Stock

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Dated:                     ,1997
              ---------------------

        --------------------------------
                  Signature

        --------------------------------
          Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
       PROMPTLY USING THE ENCLOSED ENVELOPE         (X) In Black or Blue ink.[x]